UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
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please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021[1]
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	1/2/2004	18.98%	27.21%	6.99%	7.32%	1.09%
		Excluding sales charges		22.66	31.14	8.21	7.93	1.09
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	19.43	26.86	6.78	7.12	1.36
		Excluding sales charges		22.49	30.79	8.00	7.73	1.36
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1/2/2004	17.07	24.85	6.88	6.92	2.11
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		22.07	29.85	7.19	6.92	2.11
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	21.05	28.82	7.19	6.92	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		22.05	29.82	7.19	6.92	2.11
Class I Shares	No Sales Charge		5/1/1989	22.82	31.49	8.48	8.20	0.84
Class R1 Shares	No Sales Charge		1/2/2004	22.73	31.30	8.38	8.09	0.94
Class R2 Shares	No Sales Charge		1/2/2004	22.59	30.99	8.13	7.84	1.19
Class R3 Shares	No Sales Charge		4/28/2006	22.44	30.69	7.83	7.55	1.44
Class R6 Shares	No Sales Charge		12/15/2017	22.88	31.62	8.03	N/A	0.74

1.	Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.0%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	36.30%	45.92%	12.15%	11.13%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[2]	-0.68	1.09	2.80	2.81
Balanced Composite Index[3]	20.46	26.45	8.69	8.02
Russell Midcap® Value Index[4]	41.41	60.70	12.18	11.31
Morningstar Allocation - 50% to 70% Equity Category Average[5]	20.03	30.67	9.84	7.46

1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Russell Midcap® Value Index, the Fund's prior primary benchmark, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,226.60	$ 6.07	$1,019.34	$ 5.51	1.10%
Investor Class Shares	$1,000.00	$1,224.90	$ 7.56	$1,018.00	$ 6.85	1.37%
Class B Shares	$1,000.00	$1,220.70	$11.67	$1,014.28	$10.59	2.12%
Class C Shares	$1,000.00	$1,220.50	$11.67	$1,014.28	$10.59	2.12%
Class I Shares	$1,000.00	$1,228.20	$ 4.75	$1,020.53	$ 4.31	0.86%
Class R1 Shares	$1,000.00	$1,227.30	$ 5.25	$1,020.08	$ 4.76	0.95%
Class R2 Shares	$1,000.00	$1,225.90	$ 6.62	$1,018.84	$ 6.01	1.20%
Class R3 Shares	$1,000.00	$1,224.40	$ 8.05	$1,017.56	$ 7.30	1.46%
Class R6 Shares	$1,000.00	$1,228.80	$ 4.20	$1,021.03	$ 3.81	0.76%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-1.25%, due 4/30/23–2/15/31
2.	iShares Russell 1000 Value ETF
3.	iShares Intermediate Government/Credit Bond ETF
4.	JPMorgan Chase & Co.
5.	FFCB, 0.68%-2.09%, due 1/13/27–4/14/31
6.	Bank of America Corp.
7.	Alphabet, Inc., Class C
8.	Comcast Corp., Class A
9.	Cisco Systems, Inc.
10.	Pfizer, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, (“MacKay Shields”), the Fund’s former equity Subadvisor; and portfolio manager Adam H. Illfelder of Wellington Management Company LLP (“Wellington”), the Fund’s current equity Subadvisor.
How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Balanced Fund returned 22.82%, underperforming the 36.30% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares outperformed the −0.68% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and the 20.46% return of the Balanced Composite Index, which is an additional benchmark of the Fund. During the reporting period, the Fund underperformed the 41.41% return of the Russell Midcap® Value Index, which was the Fund's former primary benchmark. For the six months ended April 30, 2021, Class I shares of the Fund outperformed the 20.03% return of the Morningstar Allocation –50% to 70% Equity Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as subadvisor to the equity portion of the Fund, and the related subadvisory agreement; (ii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; and (iii) reducing the Fund’s contractual management fee. These changes, in addition to the Russell 1000® Value Index becoming the Fund’s primary benchmark, became effective on March 5, 2021. For more information on these and other changes, refer to the supplement dated February 5, 2021.
What factors affected relative performance in the equity portion of the Fund during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, benchmark-relative performance was undermined primarily by the equity portion of the Fund’s allocation to large-cap value stocks. The combination of signals used by our quantitative stock selection model supported the relative performance of the equity portion of the Fund’s mid-cap stock allocation, which benefited from the strong return of the market’s valuation premium.
Wellington
During the time Wellington managed the equity portion of the
Fund, performance relative to the Russell 1000® Value Index benefited primarily from security selection. Strong selection in the communication services and consumer discretionary sectors was partially offset by weaker selection in health care. Sector allocation, a result of our bottom-up stock selection process, also bolstered relative results due to underweight exposure to the energy and communication services sectors.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, the strongest contributions to benchmark-relative performance came from positions in the utilities, financials and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to benchmark-relative performance were the real estate, health care and communication services sectors.
Wellington
During the time Wellington managed the equity portion of the Fund, the communication services, energy and consumer discretionary sectors provided the strongest positive contributions to relative performance. Over the same period, the health care sector detracted most significantly from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance included regional banking firm Signature Bank, internet & direct marketing retailer Qurate Retail and copper miner Freeport-McMoRan. The stocks that detracted most significantly from absolute performance in the equity portion of the Fund included diversified utilities WEC Energy Group and Consolidated Edison, and gold miner Newmont.
Wellington
During the time Wellington managed the equity portion of the Fund, the top contributors to absolute performance included home improvement retailer The Home Depot and internet search provider Alphabet. Shares of The Home Depot rose over the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

reporting period on the tailwinds of strong fourth quarter 2020 earnings, reported in late February 2021. Positive U.S. housing trends supported builders and home improvement names. Shares of Alphabet rose to record highs after the company reported first-quarter 2021 results that widely exceeded most analysts’ revenue estimates. Top-line growth was driven by a surge in advertising sales related to travel and retail as businesses boosted digital advertising spending in the hopes of capitalizing on consumers eager to resume travel following the pandemic. Both positions were still held in the Fund as of the end of the reporting period.
During the same period, the most significant detractors from absolute performance were Eli Lilly, a U.S.-based pharmaceutical company, and Phillips 66, a diversified energy company. Shares of Eli Lilly came under pressure amid underwhelming Phase 2 data from an Alzheimer’s study that had produced positive headlines earlier in the year. The equity portion of the Fund maintained the position as of the end of the reporting period. Shares of Phillips 66 traded lower after the company released guidance for the first quarter of 2021 that was considerably worse than consensus due to winter storm impacts. The release pointed to the company’s midstream, chemicals and refining segments as seeing large disruptions from lower utilization and higher costs. The equity portion of the Fund reduced exposure to Phillips 66 during the reporting period.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, its largest initial purchase was in shares of real estate services and investment company CBRE Group, while the largest increased position size was in shares of automobile manufacturer Ford Motor Company. During the same period, the largest full sale by the equity portion of the Fund was its position in home improvement and building products company Masco, while the most significantly decreased position size was in semiconductor maker Skyworks Solutions.
Wellington
During the time Wellington managed the equity portion of the Fund, its largest initial purchase was in shares of Rio Tinto, a metals and mining corporation, while the largest increase in position size was in the cloud-based networking platform, F5 Networks. Rio Tinto is the second largest metals and mining company in the world and the largest producer of iron ore. In our view, the stock appeared undervalued with minimal balance sheet and execution risk, and significant exposure to a cyclical recovery. F5 has often been viewed by the investment community as “legacy tech” with a focus on hardware, but we believed its business model transition towards software and subscriptions was underappreciated and revenue had begun to reaccelerate.
During the same period, the largest full sale was its holding of Zimmer Biomet, a medical device company, and the largest decrease in position size was Lennar, the biggest homebuilder in the United States. Zimmer Biomet had outperformed, and we saw better risk-adjusted upside in the health care sector in large pharmaceutical names. Lennar was a beneficiary of the robust strength in the U.S. housing market during the pandemic, and the company’s valuation no longer appeared compelling in our process.
How did sector weightings change in the equity portion of the Fund during the reporting period?
MacKay Shields
The largest increases in benchmark-relative sector exposure during the time MacKay Shields managed the equity portion of the Fund occurred in industrials and utilities. Conversely, the most significant decreases in benchmark-relative sector exposure were in the materials and information technology sectors.
Wellington
During the time Wellington managed the equity portion of the Fund, the largest increases in active weight were in the materials, communication services and energy sectors, while the largest decreases were in the health care, consumer discretionary and information technology sectors.
How was the equity portion of the Fund positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the equity portion of the Fund, the most overweight positions in the equity portion of the Fund relative to the benchmark were in the health care and consumer staples sectors, while the most underweight benchmark-relative positions were in real estate and materials.
Wellington
As of April 30, 2021, the most overweight positions in the equity portion of the Fund relative to the Russell 1000® Value Index were in the health care, information technology and financials sectors. As of the same date, the equity portion of the Fund held its most significantly underweight positions in the consumer staples, communication services and energy sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the fixed-income portion of the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Fund maintained
10	MainStay Balanced Fund

underweight exposure to the Treasury sector. Option-adjusted spreads2 on the designated benchmark tightened 11 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the best performing sector, led by the financials and industrials sectors. Overweight exposure to asset-backed securities was also accretive to performance, driven by both the floating-rate and fixed-rate subcomponents. Positioning in commercial mortgage-backed securities, particularly the non-agency subcomponent, also added to relative performance, as did overweight exposure to U.S. government agencies. Rates positioning in the intermediate part of the yield curve3 detracted from performance during the reporting period.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest-rate derivatives designed to keep the duration4 of the fixed-income portion of the Fund in line with our target duration. Generally, interest-rate derivatives had a negative impact on performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a duration close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The fixed-income portion of the Fund adopted a significantly longer duration than the benchmark on one occasion in the beginning of the reporting period; this strategy positively impacted the Fund’s performance. Throughout the second half of the reporting period, the Fund was positioned with a shorter duration than the designated benchmark in the front end of the interest rate curve (0-1 year) and a longer duration than the designated benchmark in the intermediate part of the curve (2+ years). This curve positioning detracted from performance as interest rates moved higher and steeper during the reporting period. As of April 30, 2021, the effective duration of the fixed-income portion of the Fund was 4.12 years compared to a duration of 4.13 years for the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the fixed-income portion of the Fund maintained overweight exposure compared to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the industrials and financials sectors, both of which were accretive to the Fund’s relative performance. Among industrials, performance in the consumer cyclical and capital goods subsectors were particularly strong, with bonds issued by Ford Motor Credit, Nissan Motor, Boeing and Owens Corning among the fixed-income portion of the Fund’s strongest performers. Among financials, overweight exposure to the REIT (real estate investment trust) and finance company subsectors had the most positive impact on relative performance, particularly holdings in Vereit Operating Partnership, Highwoods Realty, and GE Capital Funding. Within securitized products, asset backed securities was the best performing sector, particularly AAA-rated5 collateralized loan obligations. In the CMBS (commercial mortgage-backed securities) sector, the fixed-income portion of the Fund’s overweight position relative to the benchmark in the non-agency subcomponent was also accretive to performance. Conversely, relatively underweight exposure to the sovereign, supranational and foreign agency subsectors detracted slightly from performance. The fixed-income portion of the Fund’s positioning in the energy, technology and transportation sectors also detracted from relative performance during the reporting period.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The largest additions to the fixed-income portion of the Fund during the reporting period included bonds from Crown Castle International, Charles Schwab, Air Lease, Brighthouse Financial Global Funding and Truist Financial. These additions were based on attractive relative value opportunities, primarily on the new issue calendar. These additions increased the diversity of the fixed-income portion of the Fund while improving the yield profile.
The largest reductions during the reporting period included positions in Kinder Morgan, Becton Dickinson and Company, Cigna, Credit Suisse AG and Huntington Bancshares. These
2.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the portfolio.
11

names were reduced due to lower yield profiles than opportunities in the new issue market.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund held overweight exposure to the industrials and financials sectors within the corporate sector. The corporate credit allocation increased during the first quarter of 2021 as the new issue calendar presented numerous opportunities to invest in intermediate corporate credit. The financials sector came under pressure as supply put upward pressure on credit spreads,6 resulting in modestly more attractive valuations.
Toward the end of the reporting period, we reduced the Fund’s weighting in the U.S. government callable agency sector. As the economy continued to heal from the pandemic and volatility fell sharply, option-adjusted spreads among U.S. government callable agencies tightened dramatically. The spread compression prompted us to reduce this sector’s weighting for the fixed-income portion of the Fund.
In the securitized products sector, the fixed-income portion of the Fund exited exposure to non-agency residential mortgage-backed securities entirely as we felt the sector had reached terminal value given the dollar prices and convexity7 associated with the securities.
How was the fixed-income portion of the Fund positioned at the end of the reporting period?
As of April 30, 2021, the fixed-income portion of the Fund held its most significantly overweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in asset-backed securities. In the corporate sector, the fixed-income portion of the Fund held overweight exposure to financials, industrials and utilities. The fixed-income portion of the Fund also held overweight positions in commercial mortgage-backed securities and U.S. government agencies. As of the same date, the fixed-income portion of the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Balanced Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 35.0%
Asset-Backed Securities 4.5%
Automobile Asset-Backed Securities 0.3%
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	$ 1,000,000	$ 1,136,746
Toyota Auto Loan Extended Note Trust
Series 2020-1A, Class A
1.35%, due 5/25/33 (a)	750,000	764,059
		1,900,805
Other Asset-Backed Securities 4.2%
522 Funding CLO Ltd.
Series 2021-7A, Class A
1.27% (3 Month LIBOR + 1.07%), due 4/23/34 (a)(b)	600,000	600,472
Apidos CLO XXV
Series 2016-25A, Class A1R
1.358% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	650,000	650,258
Apidos CLO XXX
Series XXXA, Class A2
1.79% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	600,000	595,264
Apidos CLO XXXII
Series 2019-32A, Class A1
1.508% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	600,000	600,701
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.588% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	600,000	593,117
Benefit Street Partners CLO XVIII Ltd.
Series 2019-18A, Class A
1.524% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	350,000	350,308
Benefit Street Partners CLO XXIII Ltd.
Series 2021-23A, Class A1
2.297% (3 Month LIBOR + 1.08%), due 4/25/34 (a)(b)	1,000,000	1,000,396
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	1,188,021	1,195,393
Cedar Funding IV CLO Ltd.
Series 2014-4A, Class AR
1.403% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	1,500,000	1,501,255
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A
1.446% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(b)	$ 800,000	$ 800,432
Dryden 76 CLO Ltd.
Series 2019-76A, Class A1
1.518% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	500,000	501,124
HPS Loan Management Ltd. (a)(b)
Series 11A-17, Class AR
1.213% (3 Month LIBOR + 1.02%), due 5/6/30	1,050,000	1,046,913
Series 10A-16, Class A1R
1.328% (3 Month LIBOR + 1.14%), due 1/20/28	248,173	248,121
Magnetite XVIII Ltd.
Series 2016-18A, Class AR
1.274% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	600,000	599,999
Magnetite XXIII Ltd.
Series 2019-23A, Class A
1.476% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(b)	350,000	350,758
Magnetite XXVIII Ltd.
Series 2020-28A, Class A
1.446% (3 Month LIBOR + 1.27%), due 10/25/31 (a)(b)	500,000	500,590
Neuberger Berman Loan Advisers CLO 24 Ltd.
Series 2017-24A, Class AR
1.21% (3 Month LIBOR + 1.02%), due 4/19/30 (a)(b)	350,000	349,464
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
1.53% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	900,000	901,774
Oaktree CLO Ltd.
Series 2020-1A, Class B
2.774% (3 Month LIBOR + 2.59%), due 7/15/29 (a)(b)	500,000	500,648
Octagon Investment Partners 29 Ltd.
Series 2016-1A, Class AR
1.356% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	500,000	499,015
OHA Credit Funding 6 Ltd.
Series 2020-6A, Class A1
1.838% (3 Month LIBOR + 1.65%), due 7/20/31 (a)(b)	400,000	400,484

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Palmer Square CLO Ltd. (a)(b)
Series 2014-1A, Class A1R2
1.32% (3 Month LIBOR + 1.13%), due 1/17/31	$ 250,000	$ 250,050
Series 2015-2A, Class A2R2
1.738% (3 Month LIBOR + 1.55%), due 7/20/30	250,000	250,039
Progress Residential
Series 2021-SFR3, Class A
1.637%, due 5/17/26 (a)	600,000	601,337
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
1.366% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	400,000	400,048
SMB Private Education Loan Trust (a)
Series 2020-B, Class A1A
1.29%, due 7/15/53	632,551	634,763
Series 2020-PTB, Class A2A
1.60%, due 9/15/54	800,000	809,976
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.332% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	507,000	507,089
Tiaa CLO III Ltd.
Series 2017-2A, Class A
1.334% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	500,000	497,262
TICP CLO X Ltd.
Series 2018-10A, Class A
1.188% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	400,000	399,324
TICP CLO XIII Ltd.
Series 2019-13A, Class A
1.484% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	500,000	500,125
TIF Funding II LLC
Series 2021-1A, Class A
1.65%, due 2/20/46 (a)	882,563	865,739
Triton Container Finance VIII LLC
Series 2020-1A, Class A
2.11%, due 9/20/45 (a)	950,414	957,633
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	1,400,000	1,394,697
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Voya CLO Ltd.
Series 2019-1A, Class AR
1.244% (3 Month LIBOR + 1.06%), due 4/15/31 (a)(b)	$ 400,000	$ 400,218
Westcott Park CLO Ltd.
Series 2016-1A, Class AR
1.398% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	600,000	600,416
		22,855,202
Total Asset-Backed Securities (Cost $24,757,228)		24,756,007
Corporate Bonds 15.1%
Aerospace & Defense 0.2%
Boeing Co. (The)
3.10%, due 5/1/26	335,000	352,187
3.25%, due 2/1/28	450,000	470,376
3.625%, due 2/1/31	500,000	525,743
		1,348,306
Apparel 0.0% ‡
Ralph Lauren Corp.
1.70%, due 6/15/22	225,000	228,682
Auto Manufacturers 1.3%
American Honda Finance Corp.
0.55%, due 7/12/24	425,000	424,397
Daimler Finance North America LLC (a)
1.094% (3 Month LIBOR + 0.90%), due 2/15/22 (b)	850,000	854,889
2.45%, due 3/2/31	350,000	350,518
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	575,000	585,793
3.664%, due 9/8/24	1,275,000	1,327,466
General Motors Financial Co., Inc.
1.05%, due 3/8/24	275,000	275,580
1.25%, due 1/8/26	800,000	789,959
4.35%, due 4/9/25	980,000	1,086,192
Hyundai Capital America (a)
1.80%, due 1/10/28	275,000	266,881
2.375%, due 10/15/27	475,000	479,217
Nissan Motor Co. Ltd.
4.81%, due 9/17/30 (a)	425,000	471,895
Volkswagen Group of America Finance LLC
1.25%, due 11/24/25 (a)	450,000	448,875
		7,361,662

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks 3.2%
Banco Santander SA
1.849%, due 3/25/26	$ 1,200,000	$ 1,210,064
Bank of America Corp.
1.734%, due 7/22/27 (c)	3,345,000	3,376,060
BNP Paribas SA
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (a)(b)	675,000	646,037
Citigroup, Inc.
2.561%, due 5/1/32 (c)	775,000	774,156
4.60%, due 3/9/26	1,250,000	1,428,678
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)	775,000	771,974
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	2,400,000	2,410,536
2.956%, due 5/13/31	750,000	770,447
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	650,000	650,797
Mizuho Financial Group, Inc.
0.817% (3 Month LIBOR + 0.63%), due 5/25/24 (b)	1,150,000	1,155,005
Morgan Stanley
3.625%, due 1/20/27	220,000	243,944
4.35%, due 9/8/26	1,370,000	1,550,267
Societe Generale SA
1.488% (1 Year Treasury Constant Maturity Rate + 1.10%), due 12/14/26 (a)(b)	975,000	964,591
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	300,000	298,792
Truist Financial Corp.
1.267%, due 3/2/27 (c)	775,000	771,484
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	675,000	668,355
		17,691,187
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	1,125,000	1,320,253
	Principal Amount	Value

Beverages (continued)
Diageo Capital plc
2.125%, due 4/29/32	$ 475,000	$ 463,616
		1,783,869
Building Materials 0.2%
Owens Corning
3.95%, due 8/15/29	875,000	971,963
Chemicals 0.5%
EI du Pont de Nemours and Co.
1.70%, due 7/15/25	225,000	231,293
LYB International Finance III LLC
1.25%, due 10/1/25	225,000	224,874
NewMarket Corp.
4.10%, due 12/15/22	1,245,000	1,309,298
Nutrien Ltd.
3.625%, due 3/15/24	250,000	268,919
Nutrition & Biosciences, Inc.
1.832%, due 10/15/27 (a)	475,000	469,269
		2,503,653
Diversified Financial Services 1.6%
Air Lease Corp.
0.70%, due 2/15/24	1,650,000	1,637,060
Aircastle Ltd.
2.85%, due 1/26/28 (a)	750,000	736,144
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	256,695
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	650,000	637,210
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	225,000	225,917
Charles Schwab Corp. (The)
0.75%, due 3/18/24	2,150,000	2,164,107
GE Capital Funding LLC
4.05%, due 5/15/27 (a)	1,850,000	2,069,607
LSEGA Financing plc
2.00%, due 4/6/28 (a)	550,000	548,826
Thirax 1 LLC
0.968%, due 1/14/33	350,000	349,003
		8,624,569
Electric 1.3%
Berkshire Hathaway Energy Co.
1.65%, due 5/15/31	675,000	637,237
Commonwealth Edison Co
3.10%, due 11/1/24	340,000	364,260
DTE Electric Co.
2.65%, due 6/15/22	625,000	637,128
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
DTE Energy Co.
Series F
1.05%, due 6/1/25	$ 375,000	$ 373,610
Entergy Arkansas LLC
3.70%, due 6/1/24	740,000	802,169
Entergy Corp.
4.00%, due 7/15/22	1,395,000	1,446,351
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,410,000	1,537,682
Pinnacle West Capital Corp.
1.30%, due 6/15/25	775,000	778,882
Southern California Edison Co.
Series 20C
1.20%, due 2/1/26	550,000	545,442
Tampa Electric Co.
2.40%, due 3/15/31	275,000	276,512
		7,399,273
Electrical Components & Equipment 0.1%
Emerson Electric Co.
1.80%, due 10/15/27	500,000	508,100
Electronics 0.1%
Flex Ltd.
3.75%, due 2/1/26	400,000	434,568
Food 0.1%
Conagra Brands, Inc.
4.85%, due 11/1/28	690,000	812,517
Forest Products & Paper 0.1%
Georgia-Pacific LLC
0.95%, due 5/15/26 (a)	300,000	293,109
Healthcare-Services 0.2%
Fresenius Medical Care U.S. Finance III, Inc.
2.375%, due 2/16/31 (a)	1,215,000	1,170,600
Insurance 0.4%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	1,475,000	1,477,390
Guardian Life Global Funding
1.25%, due 11/19/27 (a)	775,000	754,177
		2,231,567
	Principal Amount	Value

Investment Companies 0.1%
Blackstone Secured Lending Fund
2.75%, due 9/16/26 (a)	$ 375,000	$ 377,442
Iron & Steel 0.1%
Nucor Corp.
2.00%, due 6/1/25	400,000	413,897
Steel Dynamics, Inc.
2.40%, due 6/15/25	275,000	287,696
		701,593
Machinery-Diversified 0.1%
Deere & Co.
3.10%, due 4/15/30	625,000	676,274
Media 0.1%
Discovery Communications LLC
3.625%, due 5/15/30	200,000	214,034
Thomson Reuters Corp.
3.85%, due 9/29/24	450,000	489,004
		703,038
Mining 0.2%
Anglo American Capital plc (a)
2.25%, due 3/17/28	700,000	696,073
5.625%, due 4/1/30	550,000	660,970
		1,357,043
Miscellaneous—Manufacturing 0.1%
Siemens Financieringsmaatschappij NV
1.70%, due 3/11/28 (a)	625,000	620,449
Oil & Gas 0.2%
Valero Energy Corp.
2.85%, due 4/15/25	925,000	976,355
Oil & Gas Services 0.3%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	1,395,000	1,503,584
Packaging & Containers 0.3%
WRKCo, Inc.
3.75%, due 3/15/25	1,295,000	1,417,233
Pharmaceuticals 0.7%
AbbVie, Inc.
2.95%, due 11/21/26	1,300,000	1,392,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Bayer US Finance II LLC
4.375%, due 12/15/28 (a)	$ 1,085,000	$ 1,227,747
Cigna Corp.
2.375%, due 3/15/31	325,000	320,932
CVS Health Corp.
1.875%, due 2/28/31	705,000	666,927
		3,607,830
Pipelines 0.4%
Energy Transfer Partners LP
5.875%, due 3/1/22	1,735,000	1,786,962
Texas Eastern Transmission LP
2.80%, due 10/15/22 (a)	615,000	630,313
		2,417,275
Private Equity 0.1%
Apollo Management Holdings LP
2.65%, due 6/5/30 (a)	500,000	498,767
Real Estate Investment Trusts 1.8%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	1,155,000	1,245,977
Corporate Office Properties LP
2.75%, due 4/15/31	370,000	365,193
Crown Castle International Corp.
1.05%, due 7/15/26	2,435,000	2,374,315
Federal Realty Investment Trust
1.25%, due 2/15/26	200,000	199,285
Highwoods Realty LP
3.875%, due 3/1/27	2,050,000	2,229,081
Kimco Realty Corp.
1.90%, due 3/1/28	290,000	286,437
2.80%, due 10/1/26	640,000	678,449
Simon Property Group LP
1.75%, due 2/1/28	475,000	466,463
Spirit Realty LP
2.70%, due 2/15/32	250,000	242,451
3.20%, due 2/15/31	225,000	230,805
VEREIT Operating Partnership LP
3.95%, due 8/15/27	1,195,000	1,331,217
		9,649,673
Retail 0.1%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	200,000	198,062
	Principal Amount	Value

Retail (continued)
CK Hutchison International 21 Ltd.
1.50%, due 4/15/26 (a)	$ 325,000	$ 325,089
		523,151
Telecommunications 0.9%
AT&T, Inc.
4.35%, due 3/1/29	1,080,000	1,225,843
NTT Finance Corp.
1.162%, due 4/3/26 (a)	600,000	594,721
T-Mobile US, Inc.
2.55%, due 2/15/31 (a)	1,100,000	1,082,103
Verizon Communications, Inc.
2.10%, due 3/22/28	450,000	454,085
3.376%, due 2/15/25	8,000	8,727
4.016%, due 12/3/29	1,156,000	1,307,274
		4,672,753
Total Corporate Bonds (Cost $80,910,717)		83,066,085
Foreign Government Bonds 0.3%
Colombia 0.1%
Colombia Government Bond
3.875%, due 4/25/27	350,000	373,814
Mexico 0.1%
Mexico Government Bond
3.75%, due 1/11/28	350,000	379,012
Norway 0.0% ‡
Equinor ASA
1.75%, due 1/22/26	300,000	308,924
Philippines 0.1%
Philippine Government Bond
3.00%, due 2/1/28	325,000	347,645
Poland 0.0% ‡
Poland Government Bond
5.00%, due 3/23/22	150,000	156,195
Total Foreign Government Bonds (Cost $1,449,011)		1,565,590
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities 1.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Benchmark Mortgage Trust
Series 2018-B1, Class A2
3.571%, due 1/15/51	$ 300,000	$ 310,851
Series 2018-B2, Class A2
3.662%, due 2/15/51	250,000	259,683
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	1,000,000	1,043,124
CLNY Trust
Series 2019-IKPR, Class B
1.593% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(b)	2,000,000	1,997,580
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,250,000	1,286,169
UBS Commercial Mortgage Trust
Series 2018-C8, Class A2
3.713%, due 2/15/51	800,000	833,056
Total Mortgage-Backed Securities (Cost $5,656,129)		5,730,463
U.S. Government & Federal Agencies 14.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.8%
FFCB
0.68%, due 1/13/27	950,000	931,089
0.90%, due 8/19/27	1,125,000	1,105,303
1.14%, due 8/20/29	1,300,000	1,255,586
1.23%, due 9/10/29	1,500,000	1,446,316
1.23%, due 7/29/30	1,125,000	1,081,503
1.25%, due 6/24/30	1,400,000	1,342,876
1.62%, due 4/6/28	600,000	597,059
1.67%, due 3/3/31	950,000	939,607
2.03%, due 1/21/28	1,200,000	1,265,732
2.04%, due 4/14/31	685,000	680,265
2.09%, due 4/1/31	875,000	868,884
FHLB
0.375%, due 9/4/25	1,060,000	1,045,085
0.90%, due 2/26/27	950,000	938,061
1.00%, due 7/28/28	950,000	923,463
2.50%, due 12/10/27	1,350,000	1,452,323
3.00%, due 3/10/28	500,000	553,802
3.125%, due 9/12/25	800,000	879,781
3.25%, due 6/9/28	1,200,000	1,355,167
FHLMC
0.375%, due 7/21/25	45,000	44,419
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC (continued)
0.375%, due 9/23/25	$ 250,000	$ 246,124
0.625%, due 12/17/25	1,125,000	1,120,365
0.85%, due 12/30/27	525,000	508,228
0.90%, due 11/23/27	900,000	877,428
1.42%, due 12/30/30	1,125,000	1,086,391
FNMA
0.50%, due 6/17/25	950,000	943,892
0.75%, due 10/8/27	1,000,000	968,386
0.875%, due 8/5/30	1,900,000	1,774,915
		26,232,050
United States Treasury Notes 9.3%
U.S. Treasury Notes
0.125%, due 4/30/23	21,975,000	21,959,549
0.375%, due 4/15/24	20,090,000	20,115,113
0.75%, due 3/31/26	1,875,000	1,867,676
0.75%, due 4/30/26	2,890,000	2,876,453
1.125%, due 2/15/31	2,650,000	2,530,750
1.25%, due 4/30/28	1,530,000	1,524,023
		50,873,564
Total U.S. Government & Federal Agencies (Cost $77,150,902)		77,105,614
Total Long-Term Bonds (Cost $189,923,987)		192,223,759

	Shares
Common Stocks 57.2%
Aerospace & Defense 3.1%
General Dynamics Corp.	21,069	4,007,956
L3Harris Technologies, Inc.	19,700	4,121,831
Lockheed Martin Corp.	9,581	3,646,145
Raytheon Technologies Corp.	61,213	5,095,370
		16,871,302
Auto Components 0.6%
Gentex Corp.	101,699	3,577,771
Banks 6.7%
Bank of America Corp.	226,741	9,189,813
JPMorgan Chase & Co.	80,466	12,376,476
M&T Bank Corp.	26,723	4,213,950
PNC Financial Services Group, Inc. (The)	29,210	5,460,809

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Banks (continued)
Truist Financial Corp.	89,326	$ 5,297,925
		36,538,973
Beverages 0.8%
Keurig Dr Pepper, Inc.	127,702	4,578,117
Biotechnology 0.3%
Biogen, Inc. (d)	5,541	1,481,276
Building Products 1.4%
Fortune Brands Home & Security, Inc.	32,960	3,460,141
Johnson Controls International plc	65,969	4,112,507
		7,572,648
Capital Markets 2.6%
BlackRock, Inc.	6,576	5,387,717
Blackstone Group, Inc. (The)	48,999	4,335,921
LPL Financial Holdings, Inc.	28,283	4,431,946
		14,155,584
Chemicals 1.5%
Celanese Corp.	28,770	4,506,820
FMC Corp.	31,103	3,677,619
		8,184,439
Communications Equipment 2.2%
Cisco Systems, Inc.	164,596	8,379,582
F5 Networks, Inc. (d)	19,337	3,611,378
		11,990,960
Containers & Packaging 0.8%
Sealed Air Corp.	87,794	4,337,024
Electric Utilities 1.4%
Entergy Corp.	33,238	3,632,581
Exelon Corp.	94,218	4,234,157
		7,866,738
Electrical Equipment 0.8%
nVent Electric plc	136,861	4,167,417
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	114,350	5,055,413
Equity Real Estate Investment Trusts 2.1%
Crown Castle International Corp.	17,255	3,262,230
	Shares	Value

Equity Real Estate Investment Trusts (continued)
Gaming and Leisure Properties, Inc.	104,176	$ 4,843,141
Host Hotels & Resorts, Inc.	189,049	3,433,130
		11,538,501
Food Products 0.8%
Mondelez International, Inc., Class A	73,212	4,452,022
Health Care Equipment & Supplies 2.8%
Becton Dickinson and Co.	18,737	4,661,953
Boston Scientific Corp. (d)	99,625	4,343,650
Medtronic plc	48,681	6,373,316
		15,378,919
Health Care Providers & Services 2.8%
Anthem, Inc.	18,171	6,893,896
Centene Corp. (d)	53,141	3,280,925
UnitedHealth Group, Inc.	13,707	5,466,352
		15,641,173
Hotels, Restaurants & Leisure 0.6%
Booking Holdings, Inc. (d)	1,283	3,163,981
Household Durables 0.8%
Lennar Corp., Class A	40,939	4,241,280
Insurance 3.8%
Assurant, Inc.	28,572	4,445,803
Chubb Ltd.	34,387	5,900,466
MetLife, Inc.	105,494	6,712,583
Progressive Corp. (The)	38,234	3,851,693
		20,910,545
Interactive Media & Services 1.6%
Alphabet, Inc., Class C (d)	3,583	8,635,460
IT Services 1.6%
Amdocs Ltd.	56,742	4,354,381
Global Payments, Inc.	20,296	4,356,131
		8,710,512
Machinery 0.7%
Middleby Corp. (The) (d)	21,872	3,965,831
Media 1.5%
Comcast Corp., Class A	150,943	8,475,449
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Metals & Mining 0.6%
Rio Tinto plc, Sponsored ADR (e)	40,937	$ 3,482,101
Multi-Utilities 1.5%
Dominion Energy, Inc.	56,800	4,538,320
Sempra Energy	28,668	3,943,857
		8,482,177
Oil, Gas & Consumable Fuels 1.5%
Phillips 66	48,661	3,937,161
Pioneer Natural Resources Co.	26,390	4,059,574
		7,996,735
Pharmaceuticals 4.2%
AstraZeneca plc, Sponsored (e)	73,054	3,876,976
Eli Lilly and Co.	26,800	4,898,236
Merck & Co., Inc.	34,920	2,601,540
Pfizer, Inc.	211,080	8,158,242
Roche Holding AG	10,094	3,289,324
		22,824,318
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (d)	44,328	3,776,746
Road & Rail 1.5%
Knight-Swift Transportation Holdings, Inc.	89,710	4,227,135
Union Pacific Corp.	18,527	4,114,662
		8,341,797
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	22,805	3,492,814
KLA Corp.	9,193	2,899,013
Micron Technology, Inc. (d)	50,318	4,330,870
Qorvo, Inc. (d)	20,177	3,796,706
		14,519,403
Software 0.6%
VMware, Inc., Class A (d)(e)	20,084	3,230,110
Specialty Retail 1.8%
Home Depot, Inc. (The)	18,031	5,836,094
TJX Cos., Inc. (The)	56,993	4,046,503
		9,882,597
Total Common Stocks (Cost $269,609,546)		314,027,319
	Shares	Value
Exchange-Traded Funds 5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	9,969	$ 1,307,434
iShares Intermediate Government/Credit Bond ETF	108,365	12,506,524
iShares Russell 1000 Value ETF	92,220	14,529,261
Total Exchange-Traded Funds (Cost $26,801,324)		28,343,219
Short-Term Investments 2.7%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (f)	4,391,582	4,391,582
Unaffiliated Investment Company 1.9%
BlackRock Liquidity FedFund, 0.05% (f)(g)	10,458,688	10,458,688
Total Short-Term Investments (Cost $14,850,270)		14,850,270
Total Investments (Cost $501,185,127)	100.1%	549,444,567
Other Assets, Less Liabilities	(0.1)	(690,888)
Net Assets	100.0%	$ 548,753,679

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(d)	Non-income producing security.
(e)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $10,589,187; the total market value of collateral held by the Fund was $10,830,457. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $371,769. The Fund received cash collateral with a value of $10,458,688. (See Note 2(I))
(f)	Current yield as of April 30, 2021.
(g)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Balanced Fund

Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	96	June 2021	$ 21,199,782	$ 21,192,750	$ (7,032)
U.S. Treasury 5 Year Notes	13	June 2021	1,622,132	1,611,188	(10,944)
U.S. Treasury 10 Year Notes	21	June 2021	2,773,678	2,772,656	(1,022)
Total Long Contracts					(18,998)
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(28)	June 2021	(4,142,327)	(4,075,313)	67,014
U.S. Treasury Long Bonds	(6)	June 2021	(966,786)	(943,500)	23,286
Total Short Contracts					90,300
Net Unrealized Appreciation					$ 71,302

1.	As of April 30, 2021, cash in the amount of $65,810 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 24,756,007	$ —	$ 24,756,007
Corporate Bonds	—	83,066,085	—	83,066,085
Foreign Government Bonds	—	1,565,590	—	1,565,590
Mortgage-Backed Securities	—	5,730,463	—	5,730,463
U.S. Government & Federal Agencies	—	77,105,614	—	77,105,614
Total Long-Term Bonds	—	192,223,759	—	192,223,759
Common Stocks	314,027,319	—	—	314,027,319
Exchange-Traded Funds	28,343,219	—	—	28,343,219
Short-Term Investments
Affiliated Investment Company	4,391,582	—	—	4,391,582
Unaffiliated Investment Company	10,458,688	—	—	10,458,688
Total Short-Term Investments	14,850,270	—	—	14,850,270
Total Investments in Securities	357,220,808	192,223,759	—	549,444,567
Other Financial Instruments
Futures Contracts (b)	90,300	—	—	90,300
Total Investments in Securities and Other Financial Instruments	$ 357,311,108	$ 192,223,759	$ —	$ 549,534,867
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (18,998)	$ —	$ —	$ (18,998)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Balanced Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $496,793,545) including securities on loan of $10,589,187	$545,052,985
Investment in affiliated investment companies, at value (identified cost $4,391,582)	4,391,582
Cash collateral on deposit at broker for futures contracts	65,810
Cash	9,730,742
Receivables:
Investment securities sold	3,033,240
Dividends and interest	810,356
Fund shares sold	306,757
Variation margin on futures contracts	6,058
Securities lending	2,754
Other assets	61,451
Total assets	563,461,735
Liabilities
Cash collateral received for securities on loan	10,458,688
Payables:
Investment securities purchased	3,360,646
Manager (See Note 3)	289,438
Fund shares redeemed	255,341
Transfer agent (See Note 3)	152,865
NYLIFE Distributors (See Note 3)	108,630
Shareholder communication	44,944
Custodian	17,079
Professional fees	16,590
Accrued expenses	3,835
Total liabilities	14,708,056
Net assets	$548,753,679
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,271
Additional paid-in-capital	407,369,899
407,385,170
Total distributable earnings (loss)	141,368,509
Net assets	$548,753,679
Class A
Net assets applicable to outstanding shares	$315,841,789
Shares of beneficial interest outstanding	8,790,228
Net asset value per share outstanding	$ 35.93
Maximum sales charge (3.00% of offering price)	1.11
Maximum offering price per share outstanding	$ 37.04
Investor Class
Net assets applicable to outstanding shares	$ 49,266,142
Shares of beneficial interest outstanding	1,370,639
Net asset value per share outstanding	$ 35.94
Maximum sales charge (2.50% of offering price)	0.92
Maximum offering price per share outstanding	$ 36.86
Class B
Net assets applicable to outstanding shares	$ 10,914,781
Shares of beneficial interest outstanding	306,200
Net asset value and offering price per share outstanding	$ 35.65
Class C
Net assets applicable to outstanding shares	$ 29,415,929
Shares of beneficial interest outstanding	825,497
Net asset value and offering price per share outstanding	$ 35.63
Class I
Net assets applicable to outstanding shares	$138,834,110
Shares of beneficial interest outstanding	3,853,315
Net asset value and offering price per share outstanding	$ 36.03
Class R1
Net assets applicable to outstanding shares	$ 98,835
Shares of beneficial interest outstanding	2,747
Net asset value and offering price per share outstanding	$ 35.98
Class R2
Net assets applicable to outstanding shares	$ 1,981,559
Shares of beneficial interest outstanding	55,070
Net asset value and offering price per share outstanding	$ 35.98
Class R3
Net assets applicable to outstanding shares	$ 2,341,362
Shares of beneficial interest outstanding	65,266
Net asset value and offering price per share outstanding	$ 35.87
Class R6
Net assets applicable to outstanding shares	$ 59,172
Shares of beneficial interest outstanding	1,640
Net asset value and offering price per share outstanding	$ 36.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $16,254)	$ 3,702,170
Interest	1,731,699
Securities lending	45,241
Dividends-affiliated	35
Total income	5,479,145
Expenses
Manager (See Note 3)	1,831,815
Distribution/Service—Class A (See Note 3)	356,076
Distribution/Service—Investor Class (See Note 3)	61,616
Distribution/Service—Class B (See Note 3)	55,138
Distribution/Service—Class C (See Note 3)	157,878
Distribution/Service—Class R2 (See Note 3)	2,334
Distribution/Service—Class R3 (See Note 3)	5,515
Transfer agent (See Note 3)	398,337
Registration	58,515
Professional fees	45,295
Shareholder communication	35,635
Custodian	26,348
Trustees	5,611
Insurance	2,641
Shareholder service (See Note 3)	2,081
Miscellaneous	13,573
Total expenses before waiver/reimbursement	3,058,408
Expense waiver/reimbursement from Manager (See Note 3)	(8,391)
Net expenses	3,050,017
Net investment income (loss)	2,429,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	98,168,053
Futures transactions	(145,203)
Foreign currency transactions	10,614
Net realized gain (loss)	98,033,464
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,182,983
Futures contracts	172,445
Translation of other assets and liabilities in foreign currencies	228
Net change in unrealized appreciation (depreciation)	8,355,656
Net realized and unrealized gain (loss)	106,389,120
Net increase (decrease) in net assets resulting from operations	$108,818,248
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Balanced Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,429,128	$ 6,188,734
Net realized gain (loss)	98,033,464	6,208,727
Net change in unrealized appreciation (depreciation)	8,355,656	(17,630,508)
Net increase (decrease) in net assets resulting from operations	108,818,248	(5,233,047)
Distributions to shareholders:
Class A	(4,124,590)	(9,628,061)
Investor Class	(699,593)	(1,699,180)
Class B	(135,897)	(379,813)
Class C	(390,180)	(1,139,534)
Class I	(2,433,799)	(6,310,208)
Class R1	(1,329)	(32,148)
Class R2	(26,704)	(85,858)
Class R3	(31,824)	(67,625)
Class R6	(877)	(1,844)
Total distributions to shareholders	(7,844,793)	(19,344,271)
Capital share transactions:
Net proceeds from sales of shares	33,492,435	54,812,354
Net asset value of shares issued to shareholder in reinvestment of distributions	7,704,727	18,977,236
Cost of shares redeemed	(90,896,729)	(143,847,332)
Increase (decrease) in net assets derived from capital share transactions	(49,699,567)	(70,057,742)
Net increase (decrease) in net assets	51,273,888	(94,635,060)
Net Assets
Beginning of period	497,479,791	592,114,851
End of period	$548,753,679	$ 497,479,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.72	$ 30.98	$ 31.49	$ 33.63	$ 31.27	$ 32.13
Net investment income (loss) (a)	0.15	0.36	0.44	0.44	0.39	0.40
Net realized and unrealized gain (loss) on investments	6.54	(0.54)	1.58	(0.23)	2.80	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.69	(0.18)	2.02	0.21	3.19	1.19
Less distributions:
From net investment income	(0.16)	(0.41)	(0.46)	(0.48)	(0.39)	(0.40)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.48)	(1.08)	(2.53)	(2.35)	(0.83)	(2.05)
Net asset value at end of period	$ 35.93	$ 29.72	$ 30.98	$ 31.49	$ 33.63	$ 31.27
Total investment return (b)	22.66%	(0.53)%	7.07%	0.48% (c)	10.32%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%††	1.21%	1.47%	1.35%	1.19%	1.30% (d)
Net expenses (e)	1.10%††	1.13%	1.12%	1.10%	1.10%	1.11% (f)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 315,842	$ 252,574	$ 279,636	$ 265,314	$ 281,174	$ 240,565

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.12%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.75	$ 31.01	$ 31.51	$ 33.65	$ 31.29	$ 32.14
Net investment income (loss) (a)	0.12	0.29	0.38	0.38	0.34	0.35
Net realized and unrealized gain (loss) on investments	6.53	(0.55)	1.58	(0.23)	2.79	0.80
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.65	(0.26)	1.96	0.15	3.13	1.15
Less distributions:
From net investment income	(0.14)	(0.33)	(0.39)	(0.42)	(0.33)	(0.35)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.46)	(1.00)	(2.46)	(2.29)	(0.77)	(2.00)
Net asset value at end of period	$ 35.94	$ 29.75	$ 31.01	$ 31.51	$ 33.65	$ 31.29
Total investment return (b)	22.49%	(0.75)%	6.79%	0.29%	10.13%	3.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	0.97%	1.26%	1.18%	1.05%	1.14% (c)
Net expenses (d)	1.37%††	1.38%	1.33%	1.28%	1.26%	1.26% (e)
Expenses (before waiver/reimbursement) (d)	1.39%††	1.40%	1.35%	1.30%	1.26%	1.26% (e)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 49,266	$ 47,358	$ 53,006	$ 51,128	$ 55,541	$ 81,762

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.27%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.56	$ 30.82	$ 31.35	$ 33.48	$ 31.15	$ 32.01
Net investment income (loss) (a)	(0.00)‡	0.07	0.16	0.14	0.09	0.12
Net realized and unrealized gain (loss) on investments	6.49	(0.54)	1.54	(0.23)	2.78	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.49	(0.47)	1.70	(0.09)	2.87	0.91
Less distributions:
From net investment income	(0.08)	(0.12)	(0.16)	(0.17)	(0.10)	(0.12)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.40)	(0.79)	(2.23)	(2.04)	(0.54)	(1.77)
Net asset value at end of period	$ 35.65	$ 29.56	$ 30.82	$ 31.35	$ 33.48	$ 31.15
Total investment return (b)	22.07%	(1.51)%	6.00%	(0.45)% (c)	9.31%	3.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00)%††	0.23%	0.54%	0.43%	0.29%	0.40% (d)
Net expenses (e)	2.12%††	2.13%	2.08%	2.03%	2.02%	2.01% (f)
Expenses (before waiver/reimbursement) (e)	2.14%††	2.15%	2.10%	2.05%	2.02%	2.01% (f)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 10,915	$ 10,671	$ 15,049	$ 18,795	$ 24,551	$ 27,999

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.55	$ 30.81	$ 31.33	$ 33.46	$ 31.13	$ 32.00
Net investment income (loss) (a)	(0.01)	0.07	0.18	0.14	0.09	0.12
Net realized and unrealized gain (loss) on investments	6.49	(0.54)	1.53	(0.23)	2.78	0.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.48	(0.47)	1.71	(0.09)	2.87	0.90
Less distributions:
From net investment income	(0.08)	(0.12)	(0.16)	(0.17)	(0.10)	(0.12)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.40)	(0.79)	(2.23)	(2.04)	(0.54)	(1.77)
Net asset value at end of period	$ 35.63	$ 29.55	$ 30.81	$ 31.33	$ 33.46	$ 31.13
Total investment return (b)	22.05%	(1.51)%	6.03%	(0.45)% (c)	9.32%	3.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05)%††	0.23%	0.59%	0.43%	0.29%	0.40% (d)
Net expenses (e)	2.12%††	2.13%	2.08%	2.03%	2.02%	2.01% (f)
Expenses (before waiver/reimbursement) (e)	2.14%††	2.15%	2.10%	2.05%	2.02%	2.01% (f)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 29,416	$ 30,769	$ 45,437	$ 76,233	$ 94,447	$ 102,410

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.80	$ 31.06	$ 31.56	$ 33.71	$ 31.35	$ 32.20
Net investment income (loss) (a)	0.20	0.44	0.53	0.52	0.47	0.48
Net realized and unrealized gain (loss) on investments	6.55	(0.55)	1.57	(0.24)	2.80	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.75	(0.11)	2.10	0.28	3.27	1.27
Less distributions:
From net investment income	(0.20)	(0.48)	(0.53)	(0.56)	(0.47)	(0.47)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.52)	(1.15)	(2.60)	(2.43)	(0.91)	(2.12)
Net asset value at end of period	$ 36.03	$ 29.80	$ 31.06	$ 31.56	$ 33.71	$ 31.35
Total investment return (b)	22.82%	(0.27)%	7.32%	0.70%	10.57%	4.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%††	1.47%	1.75%	1.61%	1.45%	1.55% (c)
Net expenses (d)	0.86%††	0.88%	0.87%	0.85%	0.85%	0.86% (e)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 138,834	$ 152,036	$ 177,076	$ 217,380	$ 291,941	$ 296,970

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.87%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.76	$ 31.02	$ 31.52	$ 33.66	$ 31.30	$ 32.16
Net investment income (loss) (a)	0.18	0.49	0.50	0.49	0.44	0.44
Net realized and unrealized gain (loss) on investments	6.54	(0.63)	1.57	(0.24)	2.79	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.72	(0.14)	2.07	0.25	3.23	1.23
Less distributions:
From net investment income	(0.18)	(0.45)	(0.50)	(0.52)	(0.43)	(0.44)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.50)	(1.12)	(2.57)	(2.39)	(0.87)	(2.09)
Net asset value at end of period	$ 35.98	$ 29.76	$ 31.02	$ 31.52	$ 33.66	$ 31.30
Total investment return (b)	22.73%	(0.38)%	7.22%	0.62%	10.47%	4.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%††	1.60%	1.67%	1.50%	1.35%	1.44% (c)
Net expenses (d)	0.95%††	0.98%	0.97%	0.95%	0.95%	0.96% (e)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 99	$ 78	$ 1,286	$ 1,805	$ 2,016	$ 2,130

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.97%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.77	$ 31.02	$ 31.53	$ 33.67	$ 31.26	$ 32.12
Net investment income (loss) (a)	0.15	0.34	0.42	0.41	0.39	0.37
Net realized and unrealized gain (loss) on investments	6.54	(0.55)	1.56	(0.24)	2.81	0.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.69	(0.21)	1.98	0.17	3.20	1.15
Less distributions:
From net investment income	(0.16)	(0.37)	(0.42)	(0.44)	(0.35)	(0.36)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.48)	(1.04)	(2.49)	(2.31)	(0.79)	(2.01)
Net asset value at end of period	$ 35.98	$ 29.77	$ 31.02	$ 31.53	$ 33.67	$ 31.26
Total investment return (b)	22.59%	(0.60)%	6.95%	0.37% (c)	10.37%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%††	1.14%	1.40%	1.26%	1.19%	1.21% (d)
Net expenses (e)	1.20%††	1.23%	1.22%	1.20%	1.21%	1.21% (f)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 1,982	$ 1,693	$ 2,882	$ 3,496	$ 5,234	$ 38,233

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 29.70	$ 30.95	$ 31.45	$ 33.59	$ 31.25	$ 32.10
Net investment income (loss) (a)	0.10	0.26	0.35	0.33	0.27	0.29
Net realized and unrealized gain (loss) on investments	6.53	(0.55)	1.56	(0.24)	2.78	0.80
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	6.63	(0.29)	1.91	0.09	3.05	1.09
Less distributions:
From net investment income	(0.14)	(0.29)	(0.34)	(0.36)	(0.27)	(0.29)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)
Total distributions	(0.46)	(0.96)	(2.41)	(2.23)	(0.71)	(1.94)
Net asset value at end of period	$ 35.87	$ 29.70	$ 30.95	$ 31.45	$ 33.59	$ 31.25
Total investment return (b)	22.44%	(0.88)%	6.68%	0.12%	9.88%	3.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%††	0.86%	1.15%	1.00%	0.82%	0.94% (c)
Net expenses (d)	1.46%††	1.48%	1.47%	1.45%	1.45%	1.46% (e)
Portfolio turnover rate	84%	217%	194%	200%	191%	271%
Net assets at end of period (in 000’s)	$ 2,341	$ 2,252	$ 3,048	$ 3,880	$ 5,490	$ 3,548

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		December 15, 2017^ through October 31, 2018
Class R6		2020	2019
Net asset value at beginning of period	$ 29.83	$ 31.06	$ 31.57	$ 32.52
Net investment income (loss) (a)	0.21	0.61	0.53	0.48
Net realized and unrealized gain (loss) on investments	6.58	(0.69)	1.59	(0.95)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—
Total from investment operations	6.79	(0.08)	2.12	(0.47)
Less distributions:
From net investment income	(0.22)	(0.48)	(0.56)	(0.48)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	—
Total distributions	(0.54)	(1.15)	(2.63)	(0.48)
Net asset value at end of period	$ 36.08	$ 29.83	$ 31.06	$ 31.57
Total investment return (b)	22.88%	(0.17)%	7.40%	(1.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%††	1.94%	1.75%	1.65%††
Net expenses (c)	0.76%††	0.78%	0.77%	0.76%††
Portfolio turnover rate	84%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 59	$ 49	$ 14,697	$ 48

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Balanced Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	December 15, 2017
SIMPLE Class	N/A*

•	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security

35

Notes to Financial Statements (Unaudited) (continued)
valuations, the Manager, the Subadvisors or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available

36	MainStay Balanced Fund

from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an
37

Notes to Financial Statements (Unaudited) (continued)
uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal

38	MainStay Balanced Fund

to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
39

Notes to Financial Statements (Unaudited) (continued)
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$90,300	$90,300
Total Fair Value	$90,300	$90,300

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(18,998)	$(18,998)
Total Fair Value	$(18,998)	$(18,998)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(145,203)	$(145,203)
Total Net Realized Gain (Loss)	$(145,203)	$(145,203)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$172,445	$172,445
Total Net Change in Unrealized Appreciation (Depreciation)	$172,445	$172,445

Average Notional Amount	Total
Futures Contracts Long	$26,308,573
Futures Contracts Short	$ (4,707,826)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund.

40	MainStay Balanced Fund

Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Effective March 5, 2021, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.68%.
Prior to March 5, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,831,815 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $8,391 and paid MacKay, Wellington and NYL Investors $370,652, $138,342 and $331,780, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 44
Class R2	934
Class R3	1,103
41

Notes to Financial Statements (Unaudited) (continued)
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $9,460 and $3,072, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $3,653, $1,238 and $288, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$143,509	$ —
Investor Class	93,859	(4,527)
Class B	20,997	(1,008)
Class C	60,119	(2,856)
Class I	77,754	—
Class R1	45	—
Class R2	941	—
Class R3	1,111	—
Class R6	2	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 7,489	$ (3,097)	$ —	$ —	$ 4,392	$ —(a)	$ —	4,392

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$32,448	54.8%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,442,321,983	$197,159,378	$(13,448,477)	$183,710,901

42	MainStay Balanced Fund

During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 6,953,382
Long-Term Capital Gains	12,390,889
Total	$19,344,271
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,911 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of U.S. government securities were $228,384 and $254,512, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $210,009 and $246,088 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	552,775	$ 18,778,848
Shares issued to shareholders in reinvestment of distributions	121,239	4,021,085
Shares redeemed	(684,752)	(22,887,296)
Net increase (decrease) in shares outstanding before conversion	(10,738)	(87,363)
Shares converted into Class A (See Note 1)	303,201	10,223,685
Shares converted from Class A (See Note 1)	(102)	(3,390)
Net increase (decrease)	292,361	$ 10,132,932
Year ended October 31, 2020:
Shares sold	850,841	$ 25,176,801
Shares issued to shareholders in reinvestment of distributions	318,603	9,414,225
Shares redeemed	(1,914,739)	(55,913,883)
Net increase (decrease) in shares outstanding before conversion	(745,295)	(21,322,857)
Shares converted into Class A (See Note 1)	230,256	6,838,268
Shares converted from Class A (See Note 1)	(14,231)	(412,912)
Net increase (decrease)	(529,270)	$(14,897,501)

43

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	57,743	$ 1,944,055
Shares issued to shareholders in reinvestment of distributions	21,160	698,242
Shares redeemed	(74,150)	(2,474,964)
Net increase (decrease) in shares outstanding before conversion	4,753	167,333
Shares converted into Investor Class (See Note 1)	23,840	817,953
Shares converted from Investor Class (See Note 1)	(249,738)	(8,382,093)
Net increase (decrease)	(221,145)	$ (7,396,807)
Year ended October 31, 2020:
Shares sold	169,264	$ 4,992,474
Shares issued to shareholders in reinvestment of distributions	57,089	1,693,568
Shares redeemed	(204,180)	(6,015,316)
Net increase (decrease) in shares outstanding before conversion	22,173	670,726
Shares converted into Investor Class (See Note 1)	41,213	1,195,346
Shares converted from Investor Class (See Note 1)	(181,180)	(5,414,267)
Net increase (decrease)	(117,794)	$ (3,548,195)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,054	$ 104,567
Shares issued to shareholders in reinvestment of distributions	3,830	124,552
Shares redeemed	(33,596)	(1,119,852)
Net increase (decrease) in shares outstanding before conversion	(26,712)	(890,733)
Shares converted from Class B (See Note 1)	(28,046)	(942,460)
Net increase (decrease)	(54,758)	$ (1,833,193)
Year ended October 31, 2020:
Shares sold	9,706	$ 270,707
Shares issued to shareholders in reinvestment of distributions	11,771	351,184
Shares redeemed	(86,866)	(2,512,784)
Net increase (decrease) in shares outstanding before conversion	(65,389)	(1,890,893)
Shares converted from Class B (See Note 1)	(61,927)	(1,801,660)
Net increase (decrease)	(127,316)	$ (3,692,553)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	19,684	$ 665,487
Shares issued to shareholders in reinvestment of distributions	11,959	388,510
Shares redeemed	(197,143)	(6,629,208)
Net increase (decrease) in shares outstanding before conversion	(165,500)	(5,575,211)
Shares converted from Class C (See Note 1)	(50,122)	(1,725,251)
Net increase (decrease)	(215,622)	$ (7,300,462)
Year ended October 31, 2020:
Shares sold	60,810	$ 1,774,728
Shares issued to shareholders in reinvestment of distributions	36,587	1,091,023
Shares redeemed	(509,823)	(14,860,399)
Net increase (decrease) in shares outstanding before conversion	(412,426)	(11,994,648)
Shares converted from Class C (See Note 1)	(21,179)	(611,819)
Net increase (decrease)	(433,605)	$(12,606,467)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	347,378	$ 11,698,548
Shares issued to shareholders in reinvestment of distributions	73,029	2,416,995
Shares redeemed	(1,669,099)	(57,036,637)
Net increase (decrease) in shares outstanding before conversion	(1,248,692)	(42,921,094)
Shares converted into Class I (See Note 1)	344	11,556
Net increase (decrease)	(1,248,348)	$(42,909,538)
Year ended October 31, 2020:
Shares sold	725,840	$ 21,787,238
Shares issued to shareholders in reinvestment of distributions	211,303	6,251,124
Shares redeemed	(1,543,342)	(45,968,711)
Net increase (decrease) in shares outstanding before conversion	(606,199)	(17,930,349)
Shares converted into Class I (See Note 1)	6,641	207,044
Net increase (decrease)	(599,558)	$(17,723,305)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	225	$ 7,544
Shares issued to shareholders in reinvestment of distributions	40	1,329
Shares redeemed	(135)	(4,436)
Net increase (decrease)	130	$ 4,437
Year ended October 31, 2020:
Shares sold	1,183	$ 35,401
Shares issued to shareholders in reinvestment of distributions	1,049	32,148
Shares redeemed	(41,076)	(1,086,376)
Net increase (decrease)	(38,844)	$ (1,018,827)

44	MainStay Balanced Fund

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,835	$ 95,262
Shares issued to shareholders in reinvestment of distributions	682	22,608
Shares redeemed	(5,325)	(179,751)
Net increase (decrease)	(1,808)	$ (61,881)
Year ended October 31, 2020:
Shares sold	11,249	$ 333,907
Shares issued to shareholders in reinvestment of distributions	2,601	77,126
Shares redeemed	(49,856)	(1,445,105)
Net increase (decrease)	(36,006)	$ (1,034,072)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,849	$ 198,124
Shares issued to shareholders in reinvestment of distributions	928	30,529
Shares redeemed	(17,339)	(564,186)
Net increase (decrease)	(10,562)	$ (335,533)
Year ended October 31, 2020:
Shares sold	13,974	$ 408,019
Shares issued to shareholders in reinvestment of distributions	2,198	64,994
Shares redeemed	(38,825)	(1,193,537)
Net increase (decrease)	(22,653)	$ (720,524)

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	26	$ 877
Shares redeemed	(12)	(399)
Net increase (decrease)	14	$ 478
Year ended October 31, 2020:
Shares sold	1,055	$ 33,079
Shares issued to shareholders in reinvestment of distributions	62	1,844
Shares redeemed	(472,636)	(14,851,221)
Net increase (decrease)	(471,519)	$(14,816,298)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments, MacKay and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the
Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, MacKay and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, MacKay and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay

46	MainStay Balanced Fund

Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay and NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and NYL Investors and ongoing analysis of, and interactions with, MacKay and NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s and NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv)
legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay and NYL Investors provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and NYL Investors and New York Life Investments’, MacKay’s and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments, MacKay and NYL Investors to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay and NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments, MacKay and NYL Investors regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Fund. Because MacKay and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments, MacKay and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, MacKay and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, MacKay and NYL Investors and acknowledged that New York Life Investments, MacKay and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities,

48	MainStay Balanced Fund

including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay and NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
50	MainStay Balanced Fund

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay Balanced Fund (“Fund”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as a subadvisor to the Fund, to approve the New Subadvisory Agreement, to approve the related changes to the Fund’s principal investment strategies and investment process and to approve a reduction of the contractual management fee for the Fund (the “Repositioning”), all effective on or about March 5, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of Wellington that follow investment strategies similar to those proposed for the Fund, as repositioned, and, when applicable, the rationale for any differences in the Fund’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York
Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as a subadvisor to the Fund. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

51

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington.
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisors. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Fund specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction and risk management processes;
•	experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.
The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as a subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Fund.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial

52	MainStay Balanced Fund

position for Wellington to be able to provide high-quality services to the Fund. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Fund.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Fund.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses.
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds, and the Board considered information provided by Wellington on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the Fund’s contractual management fee. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.
53

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
54	MainStay Balanced Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737577MS071-21	MSBL10-06/21
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	11/15/2017	19.31%	53.05%	7.95%	2.00%
		Excluding sales charges		26.26	61.96	9.73	2.00
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/15/2017	19.95	52.92	7.84	2.03
		Excluding sales charges		26.26	61.82	9.61	2.03
Class C Shares	Maximum 1% CDSC	With sales charges	11/15/2017	24.88	59.75	8.82	2.78
	if Redeemed Within One Year of Purchase	Excluding sales charges		25.88	60.75	8.82	2.78
Class I Shares	No Sales Charge		11/15/2017	26.59	62.50	10.11	1.79
Class R6 Shares	No Sales Charge		11/15/2017	26.53	62.48	10.14	1.53

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Since Inception
MSCI Emerging Markets Index (Net)[1]	22.95%	48.71%	8.16%
Morningstar Diversified Emerging Markets Category Average[2]	24.61	51.20	7.77

1.	The MSCI Emerging Markets Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,262.60	$ 8.42	$1,017.36	$ 7.50	1.50%
Investor Class Shares	$1,000.00	$1,262.60	$ 8.70	$1,017.11	$ 7.75	1.55%
Class C Shares	$1,000.00	$1,258.80	$12.88	$1,013.39	$11.48	2.30%
Class I Shares	$1,000.00	$1,265.90	$ 6.24	$1,019.29	$ 5.56	1.11%
Class R6 Shares	$1,000.00	$1,265.30	$ 6.35	$1,019.19	$ 5.66	1.13%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
China	39.1%
Republic of Korea	14.0
India	11.9
Taiwan	11.4
Brazil	5.9
South Africa	3.5
Russia	2.5
Mexico	2.0
Hong Kong	1.8
Thailand	1.3
Peru	1.0%
Poland	0.9
Indonesia	0.8
Chile	0.7
Argentina	0.4
Canada	0.3
Turkey	0.2
Other Assets, Less Liabilities	2.3
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Samsung Electronics Co. Ltd.
3.	Tencent Holdings Ltd.
4.	MediaTek, Inc.
5.	Alibaba Group Holding Ltd., Sponsored ADR
6.	Alibaba Group Holding Ltd.
7.	Naspers Ltd., Class N
8.	KB Financial Group, Inc.
9.	China Construction Bank Corp., Class H
10.	Meituan

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Jan Boudewijns, Philip Screve and Lamine Saidi of Candriam Belgium S.A., the Fund’s Subadvisor.1
How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 26.59%, outperforming the 22.95% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index (Net). Over the same period, Class I shares also outperformed the 24.61% return of the Morningstar Diversified Emerging Markets Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
The reporting period proved volatile for global equities and even more so for emerging markets. With positive announcements on vaccines coinciding with fiscal and monetary stimulus, growth expectations started picking up, especially in the United States. This development quickly drove U.S. Treasury yields from near 1% to 1.70% levels toward the end of the reporting period. The rapid increase in yields was reflected in valuation pressures and volatility for longer duration equities. Rising yields and a strengthening U.S. dollar also muted the comparative performance of emerging market equities versus developed markets.
Sectors benefiting the most during the reporting period included materials, information technology and financials.
The Fund’s outperformance relative to the MSCI Emerging Markets Index (Net) during the reporting period was due almost entirely to favorable stock selection. Relative returns were bolstered by the Fund’s strategy of investing in higher quality, sustained growth companies in emerging markets, an approach that provided stability to returns. Actively adding exposure to companies positioned to benefit from reflation and post-pandemic economic reopenings further enhanced relative return. Allocation effects detracted slightly.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
At the sector level, the strongest positive contributors to performance relative to the MSCI Emerging Markets Index (Net) were consumer discretionary, financials and communication services. (Contributions take weightings and total returns into account.) In all three sectors, positive stock selection was the main driver of the Fund’s relative outperformance. Underperforming stock selections in the energy sector detracted from relative returns.
At the country level, China provided the strongest positive contributions to relative returns, followed by India and Taiwan. The most significant detractors at the country level included Poland due to stock selection and Saudi Arabia, where we did not have any exposure and which performed strongly in response to rising energy prices.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
One of the strongest positive contributors to the Fund’s absolute performance was its position in Indian steel manufacturer JSW Steel Limited, which gained ground in response to a rally in steel prices. Another top performer, Russian financial services group TCS Group, benefited from expectations of a rising yield curve.3 Also worth mentioning is the strong performance of shares in Taiwanese semiconductor manufacturer MediaTek, which rose on strong demand from the 5G telecommunications roll out.
The most notable detractor from the Fund’s absolute performance was its position in Chinese e-commerce giant Alibaba, which came under pressure from anti-trust regulators in China and further suffered in an environment of rising yields resulting in valuation pressure. Another detractor during the reporting period was holdings in Chinese examination training company Offcn Education Technology due to regulatory challenges facing the company.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund added exposure in companies we deemed to be of high quality in the financials and materials sectors. In financials, notable purchases included shares in Mexican financial group Grupo Financiero Banorte, Brazilian bank Banco Santander and State Bank of India. In materials, added names included Mexican steel manufacturer Ternium, Chinese developer of semiconductor devices Will Semiconductor and Indian cement company Grasim Industries.
Some of these purchases were financed by partially reducing the Fund’s exposure to some long-duration equities and equities that had performed well in the past. Notable examples include Chinese e-commerce company JD.com, Chinese food delivery business

1.	Jan Boudewijns will serve as a portfolio manager for the Fund until on or about April 1, 2022. Effective May 24, 2021, Paulo Salazar was added as a portfolio manager for the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

Meituan, Taiwanese semiconductor foundry TSMC and South Korean electronics and memory giant Samsung Electronics. The Fund sold its entire position in Chinese smartphone manufacturer Xiaomi as the company was put on the list of restricted investment entities by the U.S. Department of Defense.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund increased its overweight position in the financials sector and maintained overweight exposure to materials, both of which we expected to benefit from economies reopening and as part of the reflation trade. At the same time we reduced the Fund’s overweight exposure to information technology, consumer discretionary and industrials.
From a country perspective, the Fund saw a few changes. With economies re-opening, we selectively reduced the Fund’s underweight in countries like Mexico, Thailand, Indonesia and Turkey. In India, the Fund maintained its overweight position. After the strong performance of the South Korean market in 2020, the Fund reduced its overweight exposure.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund continued to maintain overweight exposure relative to the MSCI Emerging Markets Index (Net) in the financials and materials sectors. Key overweight positions in financials included Korean bank KB Financial Group, Chinese commercial bank China Merchants Bank, Russian financial services company TCS Group Holding and Taiwanese diversified financial company Chailease Holding. Among materials, the most notably overweight position was in Indian steel manufacturer JSW Steel Limited. Other overweight positions included Taiwanese semiconductor manufacturer MediaTek and Brazilian sugar and ethanol producer Cosan.
As of the same date, the Fund held underweight positions in several names that had recorded strong gains in the prior period, including Chinese gaming company NetEase, South Korean social media company Naver and Chinese electric vehicle manufacturer Nio. As mentioned earlier, Chinese smartphone manufacturer Xiaomi Corp was excluded due to its inclusion on the U.S. sanction list. The Fund also held underweight positions in some of the benchmark’s largest names—such as TSMC, Chinese e-commerce giant Alibaba and Chinese social media and gaming giant Tencent—as individual holdings are capped at 5% due to risk diversification considerations.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 96.5%
Argentina 0.4%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	240	$ 377,035
Brazil 5.4%
Banco BTG Pactual SA (Capital Markets)	29,000	575,243
Banco Inter SA (Banks)	16,000	682,468
Banco Santander Brasil SA (Banks)	154,000	1,092,335
Cosan SA (Oil, Gas & Consumable Fuels)	66,000	1,094,239
Localiza Rent a Car SA (Road & Rail)	32,000	378,789
Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	24,000	359,069
Pagseguro Digital Ltd., Class A (IT Services) (a)	5,600	256,144
WEG SA (Electrical Equipment)	54,000	348,034
		4,786,321
Canada 0.3%
Pan American Silver Corp. (Metals & Mining)	7,400	235,468
China 39.1%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	28,000	322,250
Air China Ltd., Class H (Airlines)	440,000	348,930
Airtac International Group (Machinery)	15,600	664,432
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	57,000	1,651,057
Alibaba Group Holding Ltd., Sponsored ADR ADR (Internet & Direct Marketing Retail) (a)	7,200	1,662,840
Alibaba Health Information Technology Ltd. (Health Care Technology) (a)	100,000	305,108
Baidu, Inc. Sponsored ADR (Interactive Media & Services) (a)	3,900	820,287
Bank of Ningbo Co. Ltd., Class A (Banks)	100,000	652,554
Bilibili, Inc. Sponsored ADR (Entertainment) (a)	3,500	388,010
CanSino Biologics, Inc., Class H (Pharmaceuticals) (a)(b)(c)	8,000	400,631
China Construction Bank Corp., Class H (Banks)	1,880,000	1,488,462
China Feihe Ltd. (Food Products) (b)	138,000	393,512
China Mengniu Dairy Co. Ltd. (Food Products)	67,000	358,817
China Merchants Bank Co. Ltd., Class H (Banks)	168,000	1,354,987
	Shares	Value

China (continued)
China Molybdenum Co. Ltd., Class H (Metals & Mining)	440,000	$ 298,516
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	1,200,000	597,857
China Tourism Group Duty Free Corp. Ltd., Class A (Specialty Retail)	9,600	462,814
Chongqing Zhifei Biological Products Co. Ltd., Class A (Biotechnology)	13,996	487,584
CIFI Holdings Group Co. Ltd. (Real Estate Management & Development)	522,000	467,046
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	9,000	539,833
Country Garden Services Holdings Co. Ltd. (Commercial Services & Supplies)	62,000	650,510
East Money Information Co. Ltd., Class A (Capital Markets)	63,099	314,349
ENN Energy Holdings Ltd. (Gas Utilities) (c)	31,000	528,390
Focus Media Information Technology Co. Ltd., Class A (Media)	200,997	334,814
Geely Automobile Holdings Ltd. (Automobiles)	142,000	368,356
Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure) (b)(c)	42,000	272,241
Hengli Petrochemical Co. Ltd., Class A (Chemicals)	84,000	384,857
JD.com, Inc. ADR (Internet & Direct Marketing Retail) (a)	8,500	657,560
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	460,000	632,461
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	73,000	595,823
Longfor Group Holdings Ltd. (Real Estate Management & Development)	102,000	636,207
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	12,000	184,316
Meituan (Internet & Direct Marketing Retail) (a)	36,800	1,411,786
MMG Ltd. (Metals & Mining) (a)	540,000	351,762
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	16,000	244,160
NIO, Inc. ADR (Automobiles) (a)	8,000	318,720
Offcn Education Technology Co. Ltd., Class A (Diversified Consumer Services)	20,000	78,807
Pinduoduo, Inc. ADR (Internet & Direct Marketing Retail) (a)	4,400	589,292
Ping An Bank Co. Ltd., Class A (Banks)	121,965	438,935

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
China (continued)
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	120,000	$ 1,312,349
Sany Heavy Industry Co. Ltd., Class A (Machinery)	96,000	458,082
Shandong Linglong Tyre Co. Ltd., Class A (Auto Components)	72,000	618,255
Shandong Pharmaceutical Glass Co. Ltd., Class A (Health Care Equipment & Supplies)	46,000	291,147
Shandong Sinocera Functional Material Co. Ltd., Class A (Chemicals)	41,000	313,606
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	23,958	331,151
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Supplies)	4,400	317,073
Silergy Corp. (Semiconductors & Semiconductor Equipment)	4,900	519,151
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	19,000	463,274
Tencent Holdings Ltd. (Interactive Media & Services)	45,600	3,657,275
TravelSky Technology Ltd., Class H (IT Services)	110,000	241,589
Vipshop Holdings Ltd. ADR (Internet & Direct Marketing Retail) (a)	16,000	492,320
Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	12,000	560,940
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(b)	56,000	789,418
Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Electronic Equipment, Instruments & Components)	24,998	341,470
Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	220,000	368,189
Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy Equipment & Services)	68,998	351,947
Yunnan Energy New Material Co. Ltd. (Containers & Packaging)	14,000	291,076
		34,377,185
Hong Kong 1.8%
AIA Group Ltd. (Insurance)	30,000	381,964
	Shares	Value

Hong Kong (continued)
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	5,000	$ 302,533
Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	296,000	406,975
Xinyi Glass Holdings Ltd. (Building Products)	146,000	517,820
		1,609,292
India 11.9%
Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure) (a)	26,500	261,181
Asian Paints Ltd. (Chemicals)	8,400	287,634
Bajaj Finance Ltd. (Consumer Finance)	9,200	677,140
Divi's Laboratories Ltd. (Life Sciences Tools & Services) (a)	7,600	416,806
Eicher Motors Ltd. (Automobiles) (a)	700	22,885
GAIL India Ltd. (Gas Utilities)	220,000	407,493
Graphite India Ltd. (Electrical Equipment) (a)	44,000	435,055
Grasim Industries Ltd. (Construction Materials)	28,000	529,873
HDFC Bank Ltd. (Banks) (a)	39,000	743,592
ICICI Bank Ltd. (Banks)	128,000	1,037,686
ICICI Lombard General Insurance Co. Ltd. (Insurance) (b)	10,000	190,894
Info Edge India Ltd. (Interactive Media & Services)	6,800	451,179
Infosys Ltd. (IT Services)	56,000	1,023,910
JSW Steel Ltd. (Metals & Mining)	144,000	1,395,530
Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure) (a)	7,000	273,271
Motherson Sumi Systems Ltd. (Auto Components) (a)	82,000	237,678
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	33,000	888,569
State Bank of India (Banks)	140,000	668,129
Tata Consumer Products Ltd. (Food Products)	54,000	488,076
		10,436,581
Indonesia 0.8%
Bank Central Asia Tbk PT (Banks)	300,000	665,109
Mexico 2.0%
Alsea SAB de CV (Hotels, Restaurants & Leisure) (a)	200,000	325,320
Grupo Financiero Banorte SAB de CV, Class O (Banks)	120,000	682,727

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Ternium SA, Sponsored ADR (Metals & Mining)	19,000	$ 742,710
		1,750,757
Peru 1.0%
Southern Copper Corp. (Metals & Mining)	12,400	860,684
Poland 0.9%
Dino Polska SA (Food & Staples Retailing) (a)(b)	6,200	402,521
Powszechny Zaklad Ubezpieczen SA (Insurance)	41,000	353,217
		755,738
Republic of Korea 14.0%
Hyundai Mobis Co. Ltd. (Auto Components)	2,200	534,005
Kakao Corp. (Interactive Media & Services)	6,700	683,643
KB Financial Group, Inc. (Banks)	31,800	1,563,770
Kia Motors Corp. (Automobiles)	14,000	969,119
KIWOOM Securities Co. Ltd. (Capital Markets)	3,000	357,351
LG Chem Ltd. (Chemicals)	880	737,322
NAVER Corp. (Interactive Media & Services)	500	161,595
NCSoft Corp. (Entertainment)	320	238,774
Samsung C&T Corp. (Industrial Conglomerates)	2,700	330,112
Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	3,000	482,762
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	53,000	3,883,219
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,060	623,221
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	10,000	1,150,717
S-Oil Corp. (Oil, Gas & Consumable Fuels)	7,000	548,119
		12,263,729
Russia 2.5%
HeadHunter Group plc ADR (Professional Services) (a)	2,400	98,616
Polymetal International plc (Metals & Mining)	20,000	413,072
Tatneft PJSC (Oil, Gas & Consumable Fuels)	32,000	215,808
TCS Group Holding plc GDR (Banks)	17,600	1,017,280
Yandex NV, Class A (Interactive Media & Services) (a)	7,400	485,070
		2,229,846
	Shares	Value

South Africa 3.5%
Capitec Bank Holdings Ltd. (Banks)	1,800	$ 184,487
Impala Platinum Holdings Ltd. (Metals & Mining)	42,000	786,365
Kumba Iron Ore Ltd. (Metals & Mining)	11,000	499,337
Naspers Ltd., Class N (Internet & Direct Marketing Retail)	7,200	1,643,506
		3,113,695
Taiwan 11.4%
Accton Technology Corp. (Communications Equipment)	44,000	500,258
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	14,000	247,543
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,000	376,344
Chailease Holding Co. Ltd. (Diversified Financial Services)	164,000	1,183,620
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	68,000	742,407
Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	16,000	500,199
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	39,000	1,672,891
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	32,000	614,961
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	194,500	4,214,778
		10,053,001
Thailand 1.3%
Carabao Group PCL NVDR (Beverages)	54,000	195,103
Energy Absolute PCL NVDR (Independent Power and Renewable Electricity Producers)	156,000	305,612
Srisawad Corp. PCL NVDR (Consumer Finance)	240,000	641,670
		1,142,385
Turkey 0.2%
Ford Otomotiv Sanayi A/S (Automobiles)	9,000	191,116
Total Common Stocks (Cost $62,677,108)		84,847,942
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Preferred Stocks 1.2%
Brazil 0.5%
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	100,000	$ 434,827
Chile 0.7%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals)	11,864	625,707
Total Preferred Stocks (Cost $1,095,383)		1,060,534
Total Investments (Cost $63,772,491)	97.7%	85,908,476
Other Assets, Less Liabilities	2.3	2,037,024
Net Assets	100.0%	$ 87,945,500

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $887,250. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $947,582.. (See Note 2(J))

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 73,611,358	$ 11,236,584	$ —	$ 84,847,942
Preferred Stocks	1,060,534	—	—	1,060,534
Total Investments in Securities	$ 74,671,892	$ 11,236,584	$ —	$ 85,908,476

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Airlines	$ 348,930	0.4%
Auto Components	1,389,938	1.6
Automobiles	1,870,196	2.1
Banks	12,272,521	14.0
Beverages	195,103	0.2
Biotechnology	487,584	0.6
Building Products	517,820	0.6
Capital Markets	1,549,476	1.8
Chemicals	2,349,126	2.6
Commercial Services & Supplies	650,510	0.7
Communications Equipment	500,258	0.6
Construction Materials	529,873	0.6
Consumer Finance	1,318,810	1.5
Containers & Packaging	291,076	0.3
Diversified Consumer Services	322,967	0.4
Diversified Financial Services	1,183,620	1.3
Electrical Equipment	1,322,922	1.5
Electronic Equipment, Instruments & Components	2,653,134	3.0
Energy Equipment & Services	351,947	0.4
Entertainment	626,784	0.7
Food & Staples Retailing	402,521	0.5
Food Products	1,240,405	1.3
Gas Utilities	935,883	1.1
Health Care Equipment & Supplies	608,220	0.7
Health Care Providers & Services	681,319	0.8
Health Care Technology	305,108	0.3
Hotels, Restaurants & Leisure	870,832	1.0
Independent Power and Renewable Electricity Producers	305,612	0.4
Industrial Conglomerates	330,112	0.4
Insurance	2,238,424	2.5
Interactive Media & Services	6,259,049	7.1
Internet & Direct Marketing Retail	8,485,396	9.7
IT Services	1,521,643	1.8
Life Sciences Tools & Services	1,206,224	1.4
Machinery	1,453,665	1.7
Media	334,814	0.4
Metals & Mining	5,583,444	6.3
Oil, Gas & Consumable Fuels	3,779,419	4.2
Paper & Forest Products	406,975	0.5
Pharmaceuticals	400,631	0.5
Professional Services	98,616	0.1
Real Estate Management & Development	1,103,253	1.2
Road & Rail	378,789	0.4
	Value	Percent
Semiconductors & Semiconductor Equipment	$10,410,029	11.8%
Specialty Retail	462,814	0.6
Technology Hardware, Storage & Peripherals	4,515,680	5.1
Textiles, Apparel & Luxury Goods	595,823	0.7
Transportation Infrastructure	261,181	0.3
	85,908,476	97.7
Other Assets, Less Liabilities	2,037,024	2.3
Net Assets	$87,945,500	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $63,772,491) including securities on loan of $887,250	$85,908,476
Cash denominated in foreign currencies (identified cost $410,203)	410,674
Cash	2,342,230
Receivables:
Dividends and interest	63,252
Fund shares sold	57,211
Investment securities sold	56,694
Securities lending	285
Other assets	35,758
Total assets	88,874,580
Liabilities
Payables:
Foreign capital gains tax (See Note 2)	439,427
Investment securities purchased	309,194
Manager (See Note 3)	62,629
Custodian	45,176
Professional fees	31,628
Offering costs	7,894
Shareholder communication	7,850
Transfer agent (See Note 3)	1,791
NYLIFE Distributors (See Note 3)	913
Accrued expenses	22,578
Total liabilities	929,080
Net assets	$87,945,500
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 6,525
Additional paid-in-capital	68,017,194
68,023,719
Total distributable earnings (loss)	19,921,781
Net assets	$87,945,500
Class A
Net assets applicable to outstanding shares	$ 3,138,821
Shares of beneficial interest outstanding	233,670
Net asset value per share outstanding	$ 13.43
Maximum sales charge (5.50% of offering price)	0.78
Maximum offering price per share outstanding	$ 14.21
Investor Class
Net assets applicable to outstanding shares	$ 518,665
Shares of beneficial interest outstanding	38,654
Net asset value per share outstanding	$ 13.42
Maximum sales charge (5.00% of offering price)	0.71
Maximum offering price per share outstanding	$ 14.13
Class C
Net assets applicable to outstanding shares	$ 235,805
Shares of beneficial interest outstanding	17,822
Net asset value and offering price per share outstanding	$ 13.23
Class I
Net assets applicable to outstanding shares	$ 494,412
Shares of beneficial interest outstanding	36,488
Net asset value and offering price per share outstanding	$ 13.55
Class R6
Net assets applicable to outstanding shares	$83,557,797
Shares of beneficial interest outstanding	6,198,696
Net asset value and offering price per share outstanding	$ 13.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $78,485)	$ 479,285
Securities lending	4,509
Dividends-affiliated	6
Other	6
Total income	483,806
Expenses
Manager (See Note 3)	441,783
Custodian	60,016
Professional fees	43,511
Registration	36,545
Transfer agent (See Note 3)	5,130
Distribution/Service—Class A (See Note 3)	2,804
Distribution/Service—Investor Class (See Note 3)	581
Distribution/Service—Class C (See Note 3)	1,205
Shareholder communication	4,172
Trustees	918
Insurance	396
Miscellaneous	5,153
Total expenses before waiver/reimbursement	602,214
Expense waiver/reimbursement from Manager (See Note 3)	(94,885)
Net expenses	507,329
Net investment income (loss)	(23,523)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	14,788,368
Foreign currency transactions	(54,332)
Foreign currency forward transactions	303
Net realized gain (loss)	14,734,339
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	6,992,037
Translation of other assets and liabilities in foreign currencies	8,982
Net change in unrealized appreciation (depreciation)	7,001,019
Net realized and unrealized gain (loss)	21,735,358
Net increase (decrease) in net assets resulting from operations	$21,711,835

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(37,457).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(466,781).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (23,523)	$ 355,502
Net realized gain (loss)	14,734,339	(1,698,214)
Net change in unrealized appreciation (depreciation)	7,001,019	12,097,837
Net increase (decrease) in net assets resulting from operations	21,711,835	10,755,125
Distributions to shareholders:
Class A	(3,773)	(1,543)
Investor Class	(842)	(2,383)
Class C	—	(915)
Class I	(210)	(627)
Class R6	(446,085)	(1,023,064)
Total distributions to shareholders	(450,910)	(1,028,532)
Capital share transactions:
Net proceeds from sales of shares	8,160,299	46,869,950
Net asset value of shares issued to shareholder in reinvestment of distributions	450,676	1,028,532
Cost of shares redeemed	(26,873,985)	(22,082,103)
Increase (decrease) in net assets derived from capital share transactions	(18,263,010)	25,816,379
Net increase (decrease) in net assets	2,997,915	35,542,972
Net Assets
Beginning of period	84,947,585	49,404,613
End of period	$ 87,945,500	$ 84,947,585
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		November 15, 2017 through October 31, 2018^
Class A		2020	2019
Net asset value at beginning of period	$ 10.66	$ 8.97	$ 7.98	$ 10.00
Net investment income (loss) (a)	(0.02)	0.02	0.10	0.05
Net realized and unrealized gain (loss) on investments	2.83	1.88	0.94	(2.04)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	(0.03)
Total from investment operations	2.80	1.87	1.03	(2.02)
Less distributions:
From net investment income	(0.03)	(0.18)	(0.04)	—
Net asset value at end of period	$ 13.43	$ 10.66	$ 8.97	$ 7.98
Total investment return (b)	26.26%	21.14%	12.96%	(20.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38)%††	0.22%	1.18%	0.51%††
Net expenses (c)	1.50%††	1.50%	1.50%	1.50%††
Expenses (before waiver/reimbursement) (c)	1.78%††	2.00%	1.77%	1.89%††
Portfolio turnover rate	34%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 3,139	$ 1,111	$ 77	$ 35

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,		November 15, 2017 through October 31, 2018^
Investor Class		2020	2019
Net asset value at beginning of period	$ 10.65	$ 8.95	$ 7.97	$ 10.00
Net investment income (loss) (a)	(0.03)	0.02	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.83	1.87	0.95	(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	(0.03)
Total from investment operations	2.79	1.86	1.01	(2.03)
Less distributions:
From net investment income	(0.02)	(0.16)	(0.03)	—
Net asset value at end of period	$ 13.42	$ 10.65	$ 8.95	$ 7.97
Total investment return (b)(c)	26.26%	21.11%	12.71%	(20.30)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46)%††	0.17%	0.76%	0.53%††
Net expenses (d)	1.55%††	1.52%	1.66%	1.68%††
Expenses (before waiver/reimbursement) (d)	1.85%††	2.03%	1.92%	2.03%††
Portfolio turnover rate	34%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 519	$ 360	$ 121	$ 108

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		November 15, 2017 through October 31, 2018^
Class C		2020	2019
Net asset value at beginning of period	$ 10.52	$ 8.85	$ 7.91	$ 10.00
Net investment income (loss) (a)	(0.08)	(0.05)	(0.01)	0.00‡
Net realized and unrealized gain (loss) on investments	2.80	1.86	0.96	(2.06)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	(0.03)
Total from investment operations	2.71	1.78	0.94	(2.09)
Less distributions:
From net investment income	—	(0.11)	—	—
Net asset value at end of period	$ 13.23	$ 10.52	$ 8.85	$ 7.91
Total investment return (b)	25.88%	20.23%	11.88%	(20.90)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.21)%††	(0.52)%	(0.13)%	0.04%††
Net expenses (c)	2.30%††	2.27%	2.40%	2.44%††
Expenses (before waiver/reimbursement) (c)	2.61%††	2.78%	2.67%	2.73%††
Portfolio turnover rate	34%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 236	$ 217	$ 56	$ 93

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,		November 15, 2017 through October 31, 2018^
Class I		2020	2019
Net asset value at beginning of period	$ 10.77	$ 8.99	$ 8.00	$ 10.00
Net investment income (loss) (a)	0.01	0.05	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	2.86	1.90	1.08	(2.01)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	(0.02)
Total from investment operations	2.86	1.92	1.05	(2.00)
Less distributions:
From net investment income	(0.08)	(0.14)	(0.06)	(0.00)
Net asset value at end of period	$ 13.55	$ 10.77	$ 8.99	$ 8.00
Total investment return (b)	26.59%	21.60%	13.28%	(19.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%††	0.55%	(0.26)%	0.34%††
Net expenses (c)	1.11%††	1.15%	1.15%	1.19%††
Expenses (before waiver/reimbursement) (c)	1.44%††	1.79%	1.52%	1.79%††
Portfolio turnover rate	34%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 494	$ 30	$ 40	$ 7,934

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		November 15, 2017 through October 31, 2018^
Class R6		2020	2019
Net asset value at beginning of period	$ 10.71	$ 9.00	$ 8.01	$ 10.00
Net investment income (loss) (a)	(0.00)‡	0.05	0.10	0.14
Net realized and unrealized gain (loss) on investments	2.84	1.89	0.96	(2.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	(0.03)
Total from investment operations	2.83	1.91	1.05	(1.99)
Less distributions:
From net investment income	(0.06)	(0.20)	(0.06)	(0.00)
Net asset value at end of period	$ 13.48	$ 10.71	$ 9.00	$ 8.01
Total investment return (b)	26.53%	21.61%	13.29%	(19.89)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04)%††	0.51%	1.11%	1.54%††
Net expenses (c)	1.13%††	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.35%††	1.53%	1.42%	1.43%††
Portfolio turnover rate	34%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 83,558	$ 83,230	$ 49,111	$ 62,635

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
SIMPLE Class	N/A*

•	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay Candriam Emerging Markets Equity Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
23

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are

24	MainStay Candriam Emerging Markets Equity Fund

incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2021, the Fund did not hold any foreign currency forward contracts.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned
25

Notes to Financial Statements (Unaudited) (continued)
and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total
Forward Contracts	$303	$303
Total Net Realized Gain (Loss)	$303	$303
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.50%; and Class I, 1.10%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired

26	MainStay Candriam Emerging Markets Equity Fund

(underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) did not exceed the following percentages of average daily net assets: Class A, 1.50% and Class I, 1.15%. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class and Class C shares.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $441,783 and waived fees and/or reimbursed expenses in the amount of $94,885 and paid the Subadvisor fees in the amount of $173,605.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $569 and $132, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2021, of $3.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$2,300	$—
Investor Class	616	—
Class C	321	—
Class I	189	—
Class R6	1,704	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
27

Notes to Financial Statements (Unaudited) (continued)
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,530	$ 2,973	$ (4,503)	$ —	$ —	$ —	$ —(a)	$ —	—

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$38,186	7.7%
Class R6	38,170	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$63,772,491	$23,533,928	$(1,397,943)	$22,135,985
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $15,298,976 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,842	$3,457
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$1,028,532
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $9,233 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

28	MainStay Candriam Emerging Markets Equity Fund

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $28,581 and $47,534, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	149,022	$ 1,965,061
Shares issued to shareholders in reinvestment of distributions	294	3,539
Shares redeemed	(31,701)	(409,488)
Net increase (decrease) in shares outstanding before conversion	117,615	1,559,112
Shares converted into Class A (See Note 1)	11,809	146,030
Net increase (decrease)	129,424	$ 1,705,142
Year ended October 31, 2020:
Shares sold	85,514	$ 819,852
Shares issued to shareholders in reinvestment of distributions	168	1,543
Shares redeemed	(16,986)	(159,051)
Net increase (decrease) in shares outstanding before conversion	68,696	662,344
Shares converted into Class A (See Note 1)	26,972	229,361
Net increase (decrease)	95,668	$ 891,705

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	20,464	$ 270,597
Shares issued to shareholders in reinvestment of distributions	70	842
Shares redeemed	(5,091)	(65,794)
Net increase (decrease) in shares outstanding before conversion	15,443	205,645
Shares converted into Investor Class (See Note 1)	1,121	14,928
Shares converted from Investor Class (See Note 1)	(11,710)	(144,674)
Net increase (decrease)	4,854	$ 75,899
Year ended October 31, 2020:
Shares sold	69,626	$ 655,868
Shares issued to shareholders in reinvestment of distributions	251	2,383
Shares redeemed	(22,576)	(216,494)
Net increase (decrease) in shares outstanding before conversion	47,301	441,757
Shares converted from Investor Class (See Note 1)	(26,981)	(229,361)
Net increase (decrease)	20,320	$ 212,396

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,453	$ 44,739
Shares redeemed	(5,043)	(64,006)
Net increase (decrease) in shares outstanding before conversion	(1,590)	(19,267)
Shares converted from Class C (See Note 1)	(1,240)	(16,284)
Net increase (decrease)	(2,830)	$ (35,551)
Year ended October 31, 2020:
Shares sold	17,452	$ 162,687
Shares issued to shareholders in reinvestment of distributions	100	915
Shares redeemed	(3,170)	(33,663)
Net increase (decrease)	14,382	$ 129,939

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	311,720	$ 4,083,662
Shares issued to shareholders in reinvestment of distributions	17	210
Shares redeemed	(278,050)	(3,564,679)
Net increase (decrease)	33,687	$ 519,193
Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	68	$ 627
Shares redeemed	(1,760)	(18,830)
Net increase (decrease)	(1,692)	$ (18,203)

29

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	134,492	$ 1,796,240
Shares issued to shareholders in reinvestment of distributions	37,020	446,085
Shares redeemed	(1,744,769)	(22,770,018)
Net increase (decrease)	(1,573,257)	$(20,527,693)
Year ended October 31, 2020:
Shares sold	4,713,936	$ 45,231,543
Shares issued to shareholders in reinvestment of distributions	110,841	1,023,064
Shares redeemed	(2,510,116)	(21,654,065)
Net increase (decrease)	2,314,661	$ 24,600,542
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay Candriam Emerging Markets Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Belgium S.A. (“Candriam Belgium”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Candriam Belgium in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Belgium that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Candriam Belgium in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Candriam Belgium personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the
Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam Belgium; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam Belgium; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Belgium from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Belgium. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam Belgium resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Belgium
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Candriam Belgium, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam Belgium and ongoing analysis of, and interactions with, Candriam Belgium with respect to, among other things, the Fund’s investment performance and risks as well as Candriam Belgium’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Candriam Belgium provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam Belgium’s experience in serving as subadvisor to the Fund and advising other portfolios and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Belgium and New York Life Investments’ and Candriam Belgium’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam Belgium and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Candriam Belgium to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

32	MainStay Candriam Emerging Markets Equity Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Candriam Belgium as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Belgium had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Belgium
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund. Because Candriam Belgium is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Belgium in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam Belgium and profits realized by New York Life Investments and its affiliates, including Candriam Belgium, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam Belgium and acknowledged that New York Life Investments and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Belgium to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Candriam Belgium is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board

34	MainStay Candriam Emerging Markets Equity Fund

reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
36	MainStay Candriam Emerging Markets Equity Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1776899MS071-21	MSCEME10-06/21
(NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	8.41%	16.38%	5.78%	5.30%	0.97%
		Excluding sales charges		11.76	19.98	6.98	5.90	0.97
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	8.83	16.08	5.61	5.13	1.21
		Excluding sales charges		11.62	19.67	6.81	5.72	1.21
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	6.23	13.78	5.69	4.94	1.96
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		11.23	18.78	6.01	4.94	1.96
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	10.23	17.88	6.03	4.95	1.96
	if Redeemed Within One Year of Purchase	Excluding sales charges		11.23	18.88	6.03	4.95	1.96
Class I Shares	No Sales Charge		4/4/2005	11.87	20.25	7.27	6.17	0.72
Class R2 Shares	No Sales Charge		6/14/2019	11.65	19.83	10.76	N/A	1.07
Class R3 Shares	No Sales Charge		2/29/2016	11.53	19.45	6.61	7.42	1.32
SIMPLE Class Shares	No Sales Charge		8/31/2020	11.49	8.39	N/A	N/A	1.46

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.52	-0.27	3.19	3.39
Conservative Allocation Composite Index[4]	9.91	16.07	8.16	7.09
Morningstar Allocation - 30% to 50% Equity Category Average[5]	13.15	21.61	6.94	5.18

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 15% to 30% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,117.60	$1.94	$1,022.96	$1.86	0.37%
Investor Class Shares	$1,000.00	$1,116.20	$2.89	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,112.30	$6.81	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,112.30	$6.81	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,118.70	$0.63	$1,024.20	$0.60	0.12%
Class R2 Shares	$1,000.00	$1,116.50	$2.47	$1,022.46	$2.36	0.47%
Class R3 Shares	$1,000.00	$1,115.30	$3.78	$1,021.22	$3.61	0.72%
SIMPLE Class Shares	$1,000.00	$1,114.90	$4.20	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	36.8%
Fixed Income Funds	55.8
Short-Term Investments	7.2
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Conservative Allocation Fund returned 11.87%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 9.91% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2021, Class I shares of the Fund underperformed the 13.15% return of the Morningstar Allocation—30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance slightly trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. Management of the Fund’s stock/bond blend detracted from performance as well. For reasons discussed below, the Fund held moderately underweight exposure to equities in the early months of the reporting period, and thereby participated less fully in the ongoing bull market than the internally maintained blend of indices. Similarly, within the fixed-income portion of the Fund, relative performance suffered as holdings were tilted away from higher-risk, lower-quality instruments.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small, and high-quality debt over debt issued by less creditworthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs and yields of lesser-quality credits stood near all-time lows despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices that much higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.
How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in the Fund’s holdings of MainStay MacKay Total Return Bond Fund with the proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. These changes were intended to lessen the Fund’s interest rate sensitivity at a time when yields may rise in response to mounting inflationary concerns.
Other notable changes arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few Funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, MainStay MacKay International Equity Fund and MainStay Epoch International Choice Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. Underlying Fixed-Income Funds with the lowest returns were MainStay MacKay Total Return Bond Fund and IQ High Yield Low Volatility ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds detracted from the Fund’s absolute performance in any meaningful way, there was effectively no positive contribution to return from either the Fund’s cash holdings or its position in MainStay Short Term Bond Fund. The Fund’s stake in IQ High Yield Low Volatility ETF added very little as well.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, in our view, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
At the same time, we believe there is the need to recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn
10	MainStay Conservative Allocation Fund

implies that investors are paying richly for future earnings. Should inflation rise materially, we believe the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly, meaning that the Fund’s stock/bond blend is being held close to that of the benchmark, as is the Fund’s overall exposure to lower credit quality instruments. We see a different story within asset classes as we believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. Two themes evident in the Fund’s holdings revolve around that dynamic. First, we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-U.S. markets. Second, we have taken steps to guard the Fund against a rapid acceleration of inflation. Duration3 has been trimmed (i.e., the Fund has a little less exposure to the long end of the yield curve4 ) and exposure to gold miners has been maintained as a possible hedge.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 92.6%
Equity Funds 36.8%
IQ 50 Percent Hedged FTSE International ETF	411,401	$ 10,009,386
IQ 500 International ETF	263,499	8,554,785
IQ Candriam ESG International Equity ETF	294,959	8,614,396
IQ Candriam ESG U.S. Equity ETF	448,520	15,941,881
IQ Chaikin U.S. Large Cap ETF	350,165	11,378,927
IQ Chaikin U.S. Small Cap ETF (a)	312,485	10,948,693
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	558,403	7,527,327
MainStay Epoch Capital Growth Fund Class I	117,240	1,822,209
MainStay Epoch International Choice Fund Class I	123,621	5,125,792
MainStay Epoch U.S. Equity Yield Fund Class R6	551,207	10,471,999
MainStay MacKay International Equity Fund Class R6	203,894	4,510,705
MainStay MacKay S&P 500 Index Fund Class I	332,850	18,321,216
MainStay Winslow Large Cap Growth Fund Class R6	1,295,388	18,891,033
Mainstay WMC Enduring Capital Fund Class R6	409,495	13,535,977
Mainstay WMC Growth Fund Class R6	188,403	9,948,334
Mainstay WMC International Research Equity Fund Class I	626,143	4,997,310
Mainstay WMC Small Companies Fund Class I	321,950	10,932,734
Mainstay WMC Value Fund Class R6	222,619	12,044,555
Total Equity Funds (Cost $128,776,791)		183,577,259
	Shares	Value

Fixed Income Funds 55.8%
IQ S&P High Yield Low Volatility Bond ETF	197,955	$ 4,952,834
MainStay Floating Rate Fund Class R6	2,438,341	22,254,495
MainStay MacKay Short Duration High Yield Fund Class I	4,045,385	39,878,597
MainStay MacKay Total Return Bond Fund Class R6 (a)	18,774,378	209,172,860
MainStay Short Term Bond Fund Class I	251,681	2,481,924
Total Fixed Income Funds (Cost $271,914,249)		278,740,710
Total Affiliated Investment Companies (Cost $400,691,040)		462,317,969
Short-Term Investment 7.2%
Affiliated Investment Company 7.2%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	35,755,540	35,755,540
Total Short-Term Investment (Cost $35,755,540)	7.2%	35,755,540
Total Investments (Cost $436,446,580)	99.8%	498,073,509
Other Assets, Less Liabilities	0.2	1,002,148
Net Assets	100.0%	$ 499,075,657

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	3,720	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(3,887)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	12,583	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	4,963	—
Citibank NA	Portfolio Swap S&P 500 TRI Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(7,350)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(9,983)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	10,634	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/2/21	Monthly	(11,624)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	18,815	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Conservative Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	7,599	$ —
						$ —

1.	As of April 30, 2021, cash in the amount $1,352,122 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 183,577,259	$ —	$ —	$ 183,577,259
Fixed Income Funds	278,740,710	—	—	278,740,710
Total Affiliated Investment Companies	462,317,969	—	—	462,317,969
Short-Term Investment
Affiliated Investment Company	35,755,540	—	—	35,755,540
Total Investments in Securities	$ 498,073,509	$ —	$ —	$ 498,073,509

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $436,446,580)	$498,073,509
Cash collateral on deposit at broker for swap contracts	1,352,122
Receivables:
Fund shares sold	375,047
Dividends and interest	51,533
Manager (See Note 3)	4,142
Other assets	78,583
Total assets	499,934,936
Liabilities
Due to custodian	348,852
Payables:
Fund shares redeemed	135,539
NYLIFE Distributors (See Note 3)	128,931
Transfer agent (See Note 3)	85,105
Investment securities purchased	51,207
Shareholder communication	46,633
Professional fees	37,900
Dividends and interest on OTC swaps contracts	21,872
Custodian	1,279
Accrued expenses	1,961
Total liabilities	859,279
Net assets	$499,075,657
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 38,007
Additional paid-in-capital	420,677,769
420,715,776
Total distributable earnings (loss)	78,359,881
Net assets	$499,075,657
Class A
Net assets applicable to outstanding shares	$399,189,739
Shares of beneficial interest outstanding	30,360,090
Net asset value per share outstanding	$ 13.15
Maximum sales charge (3.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 13.56
Investor Class
Net assets applicable to outstanding shares	$ 43,474,848
Shares of beneficial interest outstanding	3,308,263
Net asset value per share outstanding	$ 13.14
Maximum sales charge (2.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 13.48
Class B
Net assets applicable to outstanding shares	$ 13,307,597
Shares of beneficial interest outstanding	1,028,213
Net asset value and offering price per share outstanding	$ 12.94
Class C
Net assets applicable to outstanding shares	$ 31,985,803
Shares of beneficial interest outstanding	2,472,120
Net asset value and offering price per share outstanding	$ 12.94
Class I
Net assets applicable to outstanding shares	$ 8,994,144
Shares of beneficial interest outstanding	676,299
Net asset value and offering price per share outstanding	$ 13.30
Class R2
Net assets applicable to outstanding shares	$ 127,371
Shares of beneficial interest outstanding	9,692
Net asset value and offering price per share outstanding	$ 13.14
Class R3
Net assets applicable to outstanding shares	$ 1,847,103
Shares of beneficial interest outstanding	141,073
Net asset value and offering price per share outstanding	$ 13.09
SIMPLE Class
Net assets applicable to outstanding shares	$ 149,052
Shares of beneficial interest outstanding	11,351
Net asset value and offering price per share outstanding	$ 13.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 5,191,879
Interest	1,311
Total income	5,193,190
Expenses
Distribution/Service—Class A (See Note 3)	478,765
Distribution/Service—Investor Class (See Note 3)	53,736
Distribution/Service—Class B (See Note 3)	66,717
Distribution/Service—Class C (See Note 3)	181,300
Distribution/Service—Class R2 (See Note 3)	148
Distribution/Service—Class R3 (See Note 3)	3,348
Distribution/Service—SIMPLE Class (See Note 3)	219
Transfer agent (See Note 3)	227,546
Registration	62,929
Shareholder communication	34,522
Professional fees	30,886
Custodian	22,801
Trustees	5,148
Insurance	2,295
Shareholder service (See Note 3)	729
Miscellaneous	8,509
Total expenses before waiver/reimbursement	1,179,598
Expense waiver/reimbursement from Manager (See Note 3)	(26,496)
Net expenses	1,153,102
Net investment income (loss)	4,040,088
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	8,763,967
Realized capital gain distributions from affiliated investment companies	10,426,113
Swap transactions	347,669
Net realized gain (loss)	19,537,749
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	29,454,112
Net realized and unrealized gain (loss)	48,991,861
Net increase (decrease) in net assets resulting from operations	$53,031,949
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,040,088	$ 8,942,738
Net realized gain (loss)	19,537,749	16,918,778
Net change in unrealized appreciation (depreciation)	29,454,112	(4,337,001)
Net increase (decrease) in net assets resulting from operations	53,031,949	21,524,515
Distributions to shareholders:
Class A	(14,655,499)	(8,953,768)
Investor Class	(1,594,670)	(1,083,776)
Class B	(480,602)	(309,853)
Class C	(1,361,368)	(821,143)
Class I	(331,487)	(251,310)
Class R2	(4,447)	(2,596)
Class R3	(48,907)	(21,331)
SIMPLE Class	(3,063)	—
Total distributions to shareholders	(18,480,043)	(11,443,777)
Capital share transactions:
Net proceeds from sales of shares	29,604,407	69,586,971
Net asset value of shares issued to shareholder in reinvestment of distributions	18,296,270	11,288,137
Cost of shares redeemed	(39,606,691)	(85,507,617)
Increase (decrease) in net assets derived from capital share transactions	8,293,986	(4,632,509)
Net increase (decrease) in net assets	42,845,892	5,448,229
Net Assets
Beginning of period	456,229,765	450,781,536
End of period	$499,075,657	$456,229,765
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.23	$ 11.96	$ 11.69	$ 12.51	$ 11.60	$ 11.81
Net investment income (loss) (a)	0.11	0.25	0.24	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	1.31	0.33	0.69	(0.55)	0.95	0.01
Total from investment operations	1.42	0.58	0.93	(0.33)	1.17	0.24
Less distributions:
From net investment income	(0.13)	(0.26)	(0.28)	(0.25)	(0.23)	(0.25)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.50)	(0.31)	(0.66)	(0.49)	(0.26)	(0.45)
Net asset value at end of period	$ 13.15	$ 12.23	$ 11.96	$ 11.69	$ 12.51	$ 11.60
Total investment return (b)	11.76%	5.00%	8.54%	(2.73)%	10.36%	2.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%††	2.10%	2.11%	1.77%	1.83%	1.99%
Net expenses (c)	0.37%††	0.37%	0.38%	0.36%	0.36%	0.36%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 399,190	$ 355,167	$ 334,242	$ 299,016	$ 314,722	$ 253,377

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.23	$ 11.97	$ 11.69	$ 12.51	$ 11.59	$ 11.81
Net investment income (loss) (a)	0.10	0.23	0.22	0.20	0.20	0.21
Net realized and unrealized gain (loss) on investments	1.31	0.33	0.70	(0.54)	0.96	0.01
Total from investment operations	1.41	0.56	0.92	(0.34)	1.16	0.22
Less distributions:
From net investment income	(0.13)	(0.25)	(0.26)	(0.24)	(0.21)	(0.24)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.50)	(0.30)	(0.64)	(0.48)	(0.24)	(0.44)
Net asset value at end of period	$ 13.14	$ 12.23	$ 11.97	$ 11.69	$ 12.51	$ 11.59
Total investment return (b)	11.62%	4.80%	8.43%	(2.88)%	10.18%	1.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.93%	1.92%	1.60%	1.63%	1.85%
Net expenses (c)	0.55%††	0.55%	0.55%	0.51%	0.51%	0.50%
Expenses (before waiver/reimbursement) (c)	0.61%††	0.61%	0.59%	0.54%	0.51%	0.50%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 43,475	$ 41,762	$ 44,934	$ 37,828	$ 37,533	$ 74,166

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.07	$ 11.84	$ 11.64	$ 12.46	$ 11.55	$ 11.76
Net investment income (loss) (a)	0.05	0.15	0.14	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.29	0.31	0.69	(0.55)	0.95	0.01
Total from investment operations	1.34	0.46	0.83	(0.44)	1.06	0.14
Less distributions:
From net investment income	(0.10)	(0.18)	(0.25)	(0.14)	(0.12)	(0.15)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.47)	(0.23)	(0.63)	(0.38)	(0.15)	(0.35)
Net asset value at end of period	$ 12.94	$ 12.07	$ 11.84	$ 11.64	$ 12.46	$ 11.55
Total investment return (b)	11.23%	3.99%	7.61%	(3.63)%	9.30%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%††	1.23%	1.22%	0.89%	0.95%	1.11%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.27%	1.25%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.36%	1.34%	1.29%	1.27%	1.25%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 13,308	$ 13,236	$ 17,273	$ 21,988	$ 29,807	$ 32,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.07	$ 11.84	$ 11.64	$ 12.45	$ 11.54	$ 11.76
Net investment income (loss) (a)	0.05	0.14	0.14	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.29	0.32	0.69	(0.54)	0.95	0.00‡
Total from investment operations	1.34	0.46	0.83	(0.43)	1.06	0.13
Less distributions:
From net investment income	(0.10)	(0.18)	(0.25)	(0.14)	(0.12)	(0.15)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.47)	(0.23)	(0.63)	(0.38)	(0.15)	(0.35)
Net asset value at end of period	$ 12.94	$ 12.07	$ 11.84	$ 11.64	$ 12.45	$ 11.54
Total investment return (b)	11.23%	3.99%	7.61%	(3.56)%	9.31%	1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	1.21%	1.24%	0.89%	0.93%	1.10%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.27%	1.25%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.36%	1.34%	1.29%	1.27%	1.25%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 31,986	$ 36,802	$ 44,222	$ 57,482	$ 74,457	$ 75,946

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.36	$ 12.08	$ 11.80	$ 12.61	$ 11.69	$ 11.90
Net investment income (loss) (a)	0.13	0.29	0.28	0.26	0.25	0.26
Net realized and unrealized gain (loss) on investments	1.32	0.33	0.69	(0.54)	0.96	0.01
Total from investment operations	1.45	0.62	0.97	(0.28)	1.21	0.27
Less distributions:
From net investment income	(0.14)	(0.29)	(0.31)	(0.29)	(0.26)	(0.28)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.51)	(0.34)	(0.69)	(0.53)	(0.29)	(0.48)
Net asset value at end of period	$ 13.30	$ 12.36	$ 12.08	$ 11.80	$ 12.61	$ 11.69
Total investment return (b)	11.87%	5.30%	8.91%	(2.38)% (c)	10.54%	2.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%††	2.40%	2.38%	2.12%	2.05%	2.28%
Net expenses (d)	0.12%††	0.12%	0.13%	0.11%	0.12%	0.11%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 8,994	$ 7,878	$ 9,272	$ 8,036	$ 12,532	$ 12,224

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R2		2020
Net asset value at beginning of period	$ 12.23	$ 11.96	$ 11.61
Net investment income (loss) (a)	0.11	0.24	0.08
Net realized and unrealized gain (loss) on investments	1.30	0.34	0.32
Total from investment operations	1.41	0.58	0.40
Less distributions:
From net investment income	(0.13)	(0.26)	(0.05)
From net realized gain on investments	(0.37)	(0.05)	—
Total distributions	(0.50)	(0.31)	(0.05)
Net asset value at end of period	$ 13.14	$ 12.23	$ 11.96
Total investment return (b)	11.65%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%††	2.00%	1.83%††
Net expenses (c)	0.47%††	0.47%	0.49%††
Portfolio turnover rate	10%	70%	46%
Net assets at end of period (in 000’s)	$ 127	$ 109	$ 100

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 12.19	$ 11.94	$ 11.67	$ 12.50	$ 11.58	$ 10.88
Net investment income (loss) (a)	0.09	0.20	0.19	0.15	0.18	0.10
Net realized and unrealized gain (loss) on investments	1.30	0.34	0.70	(0.52)	0.96	0.72
Total from investment operations	1.39	0.54	0.89	(0.37)	1.14	0.82
Less distributions:
From net investment income	(0.12)	(0.24)	(0.24)	(0.22)	(0.19)	(0.12)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	—
Total distributions	(0.49)	(0.29)	(0.62)	(0.46)	(0.22)	(0.12)
Net asset value at end of period	$ 13.09	$ 12.19	$ 11.94	$ 11.67	$ 12.50	$ 11.58
Total investment return (b)	11.53%	4.59%	8.20%	(3.06)%	9.98%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.66%	1.68%	1.25%	1.46%	1.34%††
Net expenses (c)	0.72%††	0.73%	0.73%	0.71%	0.71%	0.71%††
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 1,847	$ 1,249	$ 739	$ 442	$ 62	$ 56

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 12.23	$ 12.58
Net investment income (loss) (a)	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.30	(0.38)
Total from investment operations	1.39	(0.35)
Less distributions:
From net investment income	(0.12)	—
From net realized gain on investments	(0.37)	—
Total distributions	(0.49)	—
Net asset value at end of period	$ 13.13	$ 12.23
Total investment return (b)	11.49%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%††	1.25%††
Net expenses (c)	0.80%††	0.80%††
Expenses (before waiver/reimbursement) (c)	0.86%††	0.88%††
Portfolio turnover rate	10%	70%
Net assets at end of period (in 000’s)	$ 149	$ 27

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
* Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	14.38%	24.91%	7.92%	6.78%	1.00%
		Excluding sales charges		17.92	28.77	9.15	7.39	1.00
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	14.84	24.65	7.73	6.59	1.30
		Excluding sales charges		17.78	28.51	8.95	7.19	1.30
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	12.29	22.51	7.84	6.40	2.05
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		17.29	27.51	8.13	6.40	2.05
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	16.30	26.51	8.15	6.40	2.05
	if Redeemed Within One Year of Purchase	Excluding sales charges		17.30	27.51	8.15	6.40	2.05
Class I Shares	No Sales Charge		4/4/2005	18.04	29.01	9.42	7.65	0.75
Class R2 Shares	No Sales Charge		6/14/2019	17.82	28.56	14.19	N/A	1.10
Class R3 Shares	No Sales Charge		2/29/2016	17.67	28.32	8.79	9.75	1.35
SIMPLE Class Shares	No Sales Charge		8/31/2020	17.59	13.12	N/A	N/A	1.55

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.52	-0.27	3.19	3.39
Moderate Allocation Composite Index[4]	15.98	25.00	10.59	8.81
Morningstar Allocation - 50% to 70% Equity Category Average[5]	20.03	30.67	9.84	7.46

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,179.20	$1.89	$1,023.06	$1.76	0.35%
Investor Class Shares	$1,000.00	$1,177.80	$2.97	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,172.90	$7.00	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,173.00	$7.00	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,180.40	$0.54	$1,024.30	$0.50	0.10%
Class R2 Shares	$1,000.00	$1,178.20	$2.43	$1,022.56	$2.26	0.45%
Class R3 Shares	$1,000.00	$1,176.70	$3.78	$1,021.32	$3.51	0.70%
SIMPLE Class Shares	$1,000.00	$1,175.90	$4.32	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
24	MainStay Moderate Allocation Fund

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	56.4%
Fixed Income Funds	35.4
Short-Term Investments	8.0
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 29 for specific holdings within these categories. The Fund’s holdings are subject to change.

25

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Moderate Allocation Fund returned 18.04%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 15.98% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2021, Class I shares of the Fund underperformed the 20.03% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s relative performance slightly led the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the Fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. Management of the Fund’s stock/bond blend detracted from performance as well. For reasons discussed below, the Fund held moderately underweight exposure to equities in the early months of the reporting period, and thereby participated less fully in the ongoing bull market than the internally maintained blend of indices. Similarly, within the fixed-income portion of the Fund, relative performance suffered as holdings were tilted away from higher-risk, lower-quality instruments.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small companies, and high-quality debt over debt issued by less credit-worthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing pulled ahead the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs and yields of lesser-quality credits stood near all-time lows, despite the fact that aggregate output and corporate profits were well below prior peaks. Many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained at that time. In our view, risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable members of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to

1.	See page 22 for other share class returns, which may be higher or lower than Class I share returns. See page 23 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
26	MainStay Moderate Allocation Fund

benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.
How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in the Fund’s holdings of MainStay MacKay Total Return Bond Fund with the proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. These changes were intended to lessen the Fund’s interest rate sensitivity at a time when yields may rise in response to mounting inflationary concerns.
Other notable changes arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch
International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, MainStay MacKay International Equity Fund and MainStay Epoch International Choice Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. Underlying Fixed-Income Funds with the lowest returns were MainStay MacKay Total Return Bond Fund and IQ High Yield Low Volatility ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds detracted from absolute performance in any meaningful way, there was effectively no positive contribution to return from either the Fund’s cash holdings or its position in MainStay Short Term Bond Fund. The Fund’s stake in IQ High Yield Low Volatility ETF added very little as well.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
27

At the same time, we recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn implies that investors are paying richly for future earnings. Should inflation materially rise, the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly, meaning that the Fund’s stock/bond blend is being held close to that of the benchmark, as is the Fund’s overall exposure to lower credit quality instruments. We see a different story within asset classes and believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. Two themes evident in the Fund’s holdings revolve around that dynamic. First, we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-U.S. markets. Second, we have taken steps to guard the Fund against a rapid acceleration of inflation. Duration3 has been trimmed (i.e., the Fund has a little less exposure to the long end of the yield curve4 ) and exposure to gold miners has been maintained as a possible hedge.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
28	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 91.8%
Equity Funds 56.4%
IQ 50 Percent Hedged FTSE International ETF (a)	698,921	$ 17,004,748
IQ 500 International ETF (a)	661,989	21,492,201
IQ Candriam ESG International Equity ETF (a)	737,651	21,543,393
IQ Candriam ESG U.S. Equity ETF (a)	1,114,136	39,600,070
IQ Chaikin U.S. Large Cap ETF (a)	992,109	32,239,475
IQ Chaikin U.S. Small Cap ETF (a)	851,458	29,832,960
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	1,578,548	21,278,981
MainStay Epoch Capital Growth Fund Class I	197,510	3,069,805
MainStay Epoch International Choice Fund Class I	376,513	15,611,623
MainStay Epoch U.S. Equity Yield Fund Class R6	1,450,390	27,554,936
MainStay MacKay International Equity Fund Class R6	637,679	14,107,237
MainStay MacKay S&P 500 Index Fund Class I	987,516	54,356,256
MainStay Winslow Large Cap Growth Fund Class R6	3,183,324	46,423,369
Mainstay WMC Enduring Capital Fund Class R6	1,199,612	39,653,519
Mainstay WMC Growth Fund Class R6	427,627	22,580,171
Mainstay WMC International Research Equity Fund Class I (a)	1,925,743	15,369,550
Mainstay WMC Small Companies Fund Class I (a)	912,352	30,981,557
Mainstay WMC Value Fund Class R6	604,650	32,713,965
Total Equity Funds (Cost $343,040,095)		485,413,816
	Shares	Value

Fixed Income Funds 35.4%
IQ S&P High Yield Low Volatility Bond ETF (a)	335,818	$ 8,402,166
MainStay Floating Rate Fund Class R6	1,846,115	16,849,309
MainStay MacKay Short Duration High Yield Fund Class I	4,718,181	46,510,885
MainStay MacKay Total Return Bond Fund Class R6 (a)	20,501,430	228,414,627
MainStay Short Term Bond Fund Class I	426,964	4,210,462
Total Fixed Income Funds (Cost $298,037,138)		304,387,449
Total Affiliated Investment Companies (Cost $641,077,233)		789,801,265
Short-Term Investment 8.0%
Affiliated Investment Company 8.0%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	68,289,200	68,289,200
Total Short-Term Investment (Cost $68,289,200)	8.0%	68,289,200
Total Investments (Cost $709,366,433)	99.8%	858,090,465
Other Assets, Less Liabilities	0.2	1,916,161
Net Assets	100.0%	$ 860,006,626

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	6,274	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(6,556)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	21,346	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	8,420	—
Citibank NA	Portfolio Swap S&P 500 TRI Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(11,854)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(9,479)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	25,353	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.07%	12/2/21	Monthly	(35,920)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	33,859	$ —
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	12,890	—
						$ —

1.	As of April 30, 2021, cash in the amount $2,505,786 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 485,413,816	$ —	$ —	$ 485,413,816
Fixed Income Funds	304,387,449	—	—	304,387,449
Total Affiliated Investment Companies	789,801,265	—	—	789,801,265
Short-Term Investment
Affiliated Investment Company	68,289,200	—	—	68,289,200
Total Investments in Securities	$ 858,090,465	$ —	$ —	$ 858,090,465

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Moderate Allocation Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $709,366,433)	$858,090,465
Cash collateral on deposit at broker for swap contracts	2,505,786
Receivables:
Fund shares sold	365,588
Dividends and interest	34,848
Manager (See Note 3)	14,184
Other assets	79,460
Total assets	861,090,331
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	297,052
Fund shares redeemed	241,601
NYLIFE Distributors (See Note 3)	212,816
Transfer agent (See Note 3)	180,601
Shareholder communication	75,528
Professional fees	38,112
Investment securities purchased	34,262
Custodian	2,105
Accrued expenses	1,628
Total liabilities	1,083,705
Net assets	$860,006,626
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 57,514
Additional paid-in-capital	670,026,555
670,084,069
Total distributable earnings (loss)	189,922,557
Net assets	$860,006,626
Class A
Net assets applicable to outstanding shares	$678,002,465
Shares of beneficial interest outstanding	45,326,710
Net asset value per share outstanding	$ 14.96
Maximum sales charge (3.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 15.42
Investor Class
Net assets applicable to outstanding shares	$106,833,635
Shares of beneficial interest outstanding	7,127,377
Net asset value per share outstanding	$ 14.99
Maximum sales charge (2.50% of offering price)	0.38
Maximum offering price per share outstanding	$ 15.37
Class B
Net assets applicable to outstanding shares	$ 31,029,064
Shares of beneficial interest outstanding	2,093,276
Net asset value and offering price per share outstanding	$ 14.82
Class C
Net assets applicable to outstanding shares	$ 32,034,867
Shares of beneficial interest outstanding	2,161,915
Net asset value and offering price per share outstanding	$ 14.82
Class I
Net assets applicable to outstanding shares	$ 10,123,327
Shares of beneficial interest outstanding	671,900
Net asset value and offering price per share outstanding	$ 15.07
Class R2
Net assets applicable to outstanding shares	$ 166,475
Shares of beneficial interest outstanding	11,134
Net asset value and offering price per share outstanding	$ 14.95
Class R3
Net assets applicable to outstanding shares	$ 1,345,892
Shares of beneficial interest outstanding	90,170
Net asset value and offering price per share outstanding	$ 14.93
SIMPLE Class
Net assets applicable to outstanding shares	$ 470,901
Shares of beneficial interest outstanding	31,440
Net asset value and offering price per share outstanding	$ 14.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 7,573,774
Interest	2,005
Total income	7,575,779
Expenses
Distribution/Service—Class A (See Note 3)	789,806
Distribution/Service—Investor Class (See Note 3)	132,965
Distribution/Service—Class B (See Note 3)	160,604
Distribution/Service—Class C (See Note 3)	182,424
Distribution/Service—Class R2 (See Note 3)	196
Distribution/Service—Class R3 (See Note 3)	2,724
Distribution/Service—SIMPLE Class (See Note 3)	545
Transfer agent (See Note 3)	467,011
Registration	62,964
Shareholder communication	57,191
Professional fees	40,182
Custodian	22,464
Trustees	8,489
Insurance	3,691
Shareholder service (See Note 3)	623
Miscellaneous	11,108
Total expenses before waiver/reimbursement	1,942,987
Expense waiver/reimbursement from Manager (See Note 3)	(90,487)
Net expenses	1,852,500
Net investment income (loss)	5,723,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	22,812,908
Realized capital gain distributions from affiliated investment companies	25,219,343
Swap transactions	1,311,631
Net realized gain (loss)	49,343,882
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	76,656,647
Net realized and unrealized gain (loss)	126,000,529
Net increase (decrease) in net assets resulting from operations	$131,723,808
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,723,279	$ 13,176,615
Net realized gain (loss)	49,343,882	35,371,731
Net change in unrealized appreciation (depreciation)	76,656,647	(13,740,645)
Net increase (decrease) in net assets resulting from operations	131,723,808	34,807,701
Distributions to shareholders:
Class A	(34,276,012)	(21,900,859)
Investor Class	(5,401,003)	(3,720,348)
Class B	(1,464,688)	(1,134,789)
Class C	(1,732,553)	(1,247,417)
Class I	(525,585)	(491,902)
Class R2	(8,311)	(5,717)
Class R3	(53,511)	(35,111)
SIMPLE Class	(5,676)	—
Total distributions to shareholders	(43,467,339)	(28,536,143)
Capital share transactions:
Net proceeds from sales of shares	43,290,713	84,720,414
Net asset value of shares issued to shareholder in reinvestment of distributions	43,197,762	28,344,237
Cost of shares redeemed	(61,542,171)	(128,342,097)
Increase (decrease) in net assets derived from capital share transactions	24,946,304	(15,277,446)
Net increase (decrease) in net assets	113,202,773	(9,005,888)
Net Assets
Beginning of period	746,803,853	755,809,741
End of period	$860,006,626	$ 746,803,853
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.41	$ 13.28	$ 13.14	$ 14.23	$ 12.83	$ 13.32
Net investment income (loss) (a)	0.11	0.24	0.23	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investments	2.24	0.41	0.81	(0.53)	1.67	(0.06)
Total from investment operations	2.35	0.65	1.04	(0.33)	1.87	0.14
Less distributions:
From net investment income	(0.23)	(0.26)	(0.27)	(0.31)	(0.25)	(0.24)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.80)	(0.52)	(0.90)	(0.76)	(0.47)	(0.63)
Net asset value at end of period	$ 14.96	$ 13.41	$ 13.28	$ 13.14	$ 14.23	$ 12.83
Total investment return (b)	17.92%	4.96%	8.88%	(2.58)%	14.98%	1.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%††	1.87%	1.82%	1.47%	1.52%	1.61%
Net expenses (c)	0.35%††	0.36%	0.36%	0.34%	0.35%	0.35%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 678,002	$ 568,079	$ 553,530	$ 480,956	$ 500,627	$ 349,764

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.42	$ 13.28	$ 13.14	$ 14.22	$ 12.81	$ 13.31
Net investment income (loss) (a)	0.09	0.22	0.21	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	2.24	0.41	0.81	(0.54)	1.67	(0.08)
Total from investment operations	2.33	0.63	1.02	(0.36)	1.85	0.10
Less distributions:
From net investment income	(0.19)	(0.23)	(0.25)	(0.27)	(0.22)	(0.21)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.76)	(0.49)	(0.88)	(0.72)	(0.44)	(0.60)
Net asset value at end of period	$ 14.99	$ 13.42	$ 13.28	$ 13.14	$ 14.22	$ 12.81
Total investment return (b)	17.78%	4.83%	8.64%	(2.78)%	14.89%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.68%	1.60%	1.30%	1.32%	1.43%
Net expenses (c)	0.55%††	0.55%	0.55%	0.51%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.65%††	0.66%	0.64%	0.58%	0.53%	0.53%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 106,834	$ 101,831	$ 104,946	$ 84,202	$ 84,951	$ 168,146

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.23	$ 13.09	$ 12.94	$ 14.00	$ 12.62	$ 13.11
Net investment income (loss) (a)	0.05	0.13	0.12	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	2.20	0.39	0.79	(0.53)	1.65	(0.08)
Total from investment operations	2.25	0.52	0.91	(0.45)	1.73	0.01
Less distributions:
From net investment income	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)	(0.11)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)	(0.50)
Net asset value at end of period	$ 14.82	$ 13.23	$ 13.09	$ 12.94	$ 14.00	$ 12.62
Total investment return (b)	17.29%	4.03%	7.82%	(3.45)%	13.98%	0.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%††	1.00%	0.96%	0.60%	0.63%	0.71%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.29%	1.28%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.40%	1.38%	1.33%	1.29%	1.28%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 31,029	$ 31,682	$ 40,817	$ 50,416	$ 67,352	$ 71,339

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.23	$ 13.08	$ 12.93	$ 14.00	$ 12.62	$ 13.11
Net investment income (loss) (a)	0.04	0.13	0.13	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	2.21	0.40	0.78	(0.54)	1.65	(0.08)
Total from investment operations	2.25	0.53	0.91	(0.46)	1.73	0.01
Less distributions:
From net investment income	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)	(0.11)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)	(0.50)
Net asset value at end of period	$ 14.82	$ 13.23	$ 13.08	$ 12.93	$ 14.00	$ 12.62
Total investment return (b)	17.30%	4.11%	7.83%	(3.52)%	13.98%	0.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%††	0.99%	1.00%	0.59%	0.61%	0.69%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.29%	1.28%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.40%	1.38%	1.33%	1.29%	1.28%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 32,035	$ 35,483	$ 43,681	$ 57,496	$ 69,641	$ 69,090

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.52	$ 13.37	$ 13.24	$ 14.34	$ 12.92	$ 13.41
Net investment income (loss) (a)	0.12	0.30	0.28	0.24	0.24	0.24
Net realized and unrealized gain (loss) on investments	2.26	0.40	0.79	(0.54)	1.68	(0.07)
Total from investment operations	2.38	0.70	1.07	(0.30)	1.92	0.17
Less distributions:
From net investment income	(0.26)	(0.29)	(0.31)	(0.35)	(0.28)	(0.27)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.83)	(0.55)	(0.94)	(0.80)	(0.50)	(0.66)
Net asset value at end of period	$ 15.07	$ 13.52	$ 13.37	$ 13.24	$ 14.34	$ 12.92
Total investment return (b)	18.04%	5.33%	9.04%	(2.39)%	15.32%	1.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%††	2.31%	2.15%	1.75%	1.76%	1.87%
Net expenses (c)	0.10%††	0.11%	0.11%	0.09%	0.10%	0.10%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 10,123	$ 8,586	$ 11,687	$ 13,108	$ 14,973	$ 13,068

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R2		2020
Net asset value at beginning of period	$ 13.40	$ 13.27	$ 12.78
Net investment income (loss) (a)	0.10	0.24	0.06
Net realized and unrealized gain (loss) on investments	2.23	0.40	0.43
Total from investment operations	2.33	0.64	0.49
Less distributions:
From net investment income	(0.21)	(0.25)	—
From net realized gain on investments	(0.57)	(0.26)	—
Total distributions	(0.78)	(0.51)	—
Net asset value at end of period	$ 14.95	$ 13.40	$ 13.27
Total investment return (b)	17.82%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%††	1.81%	1.13%††
Net expenses (c)	0.45%††	0.46%	0.47%††
Portfolio turnover rate	13%	59%	45%
Net assets at end of period (in 000’s)	$ 166	$ 141	$ 147

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.37	$ 13.24	$ 13.09	$ 14.20	$ 12.80	$ 11.77
Net investment income (loss) (a)	0.08	0.20	0.17	0.13	0.09	0.07
Net realized and unrealized gain (loss) on investments	2.23	0.42	0.82	(0.50)	1.73	0.96
Total from investment operations	2.31	0.62	0.99	(0.37)	1.82	1.03
Less distributions:
From net investment income	(0.18)	(0.23)	(0.21)	(0.29)	(0.20)	—
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	—
Total distributions	(0.75)	(0.49)	(0.84)	(0.74)	(0.42)	—
Net asset value at end of period	$ 14.93	$ 13.37	$ 13.24	$ 13.09	$ 14.20	$ 12.80
Total investment return (b)	17.67%	4.70%	8.46%	(2.91)%	14.63%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%††	1.54%	1.32%	0.94%	0.64%	0.85%††
Net expenses (c)	0.70%††	0.71%	0.71%	0.69%	0.69%	0.70%††
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 1,346	$ 964	$ 1,004	$ 459	$ 212	$ 64

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 13.42	$ 13.95
Net investment income (loss) (a)	0.06	0.02
Net realized and unrealized gain (loss) on investments	2.25	(0.55)
Total from investment operations	2.31	(0.53)
Less distributions:
From net investment income	(0.18)	—
From net realized gain on investments	(0.57)	—
Total distributions	(0.75)	—
Net asset value at end of period	$ 14.98	$ 13.42
Total investment return (b)	17.59%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	0.95%††
Net expenses (c)	0.80%††	0.80%††
Expenses (before waiver/reimbursement) (c)	0.90%††	0.93%††
Portfolio turnover rate	13%	59%
Net assets at end of period (in 000’s)	$ 471	$ 38

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
* Previously, the chart presented the Fund's annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	20.74%	34.43%	9.49%	7.80%	1.07%
		Excluding sales charges		24.47	38.59	10.74	8.41	1.07
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	21.27	34.23	9.28	7.61	1.37
		Excluding sales charges		24.38	38.39	10.53	8.22	1.37
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	18.87	32.31	9.43	7.42	2.12
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		23.87	37.31	9.71	7.42	2.12
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	22.87	36.30	9.71	7.42	2.12
	if Redeemed Within One Year of Purchase	Excluding sales charges		23.87	37.30	9.71	7.42	2.12
Class I Shares	No Sales Charge		4/4/2005	24.63	38.99	11.01	8.68	0.82
Class R1 Shares	No Sales Charge		6/14/2019	24.55	38.80	17.32	N/A	0.92
Class R2 Shares	No Sales Charge		6/14/2019	24.36	38.48	17.05	N/A	1.17
Class R3 Shares	No Sales Charge		2/29/2016	24.22	38.08	10.35	11.52	1.42
SIMPLE Class Shares	No Sales Charge		8/31/2020	24.15	18.37	N/A	N/A	1.62

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
39

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.52	-0.27	3.19	3.39
Growth Allocation Composite Index[4]	22.30	34.47	12.96	10.46
Morningstar Allocation - 70% to 85% Equity Category Average[5]	24.69	37.88	10.73	7.88

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
40	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,244.70	$2.00	$1,023.01	$1.81	0.36%
Investor Class Shares	$1,000.00	$1,243.80	$3.06	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,238.70	$7.22	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,238.70	$7.22	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,246.30	$0.61	$1,024.25	$0.55	0.11%
Class R1 Shares	$1,000.00	$1,245.50	$1.17	$1,023.75	$1.05	0.21%
Class R2 Shares	$1,000.00	$1,243.60	$2.56	$1,022.51	$2.31	0.46%
Class R3 Shares	$1,000.00	$1,242.20	$3.95	$1,021.27	$3.56	0.71%
SIMPLE Class Shares	$1,000.00	$1,241.50	$4.45	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
41

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	76.6%
Fixed Income Funds	15.7
Short-Term Investments	7.6
Other Assets, Less Liabilities	0.1
See Portfolio of Investments beginning on page 46 for specific holdings within these categories. The Fund’s holdings are subject to change.

42	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Growth Allocation Fund returned 24.63%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 22.30% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2021, Class I shares of the Fund underperformed the 24.69% return of the Morningstar Allocation—70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance trailed the performance of the internally maintained blend of indices primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the Fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. Management of the Fund’s stock/bond blend detracted from relative performance as well. For reasons discussed below, the Fund held moderately underweight exposure to equities in the early months of the reporting period, and thereby participated less fully in the ongoing bull market than the internally maintained blend of indices. Similarly, within the fixed-income portion of the Fund, relative performance suffered as holdings were tilted away from higher-risk, lower-quality instruments.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small companies, and high-quality debt over debt issued by less credit-worthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing pulled ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs and yields of lesser-quality credits stood near all-time lows, despite the fact that aggregate output and corporate profits were well below prior peaks. Many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained at that time. In our view, risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable members of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices that much higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to

1.	See page 39 for other share class returns, which may be higher or lower than Class I share returns. See page 40 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
43

benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies that we viewed as likely to fare well in this environment. We also reduced interest rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.
How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in the Fund’s holdings of MainStay MacKay Total Return Bond Fund with the proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. These changes were intended to lessen the Fund’s interest rate sensitivity at a time when yields may rise in response to mounting inflationary concerns.
Other notable changes arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few Funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch
International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, MainStay MacKay International Equity Fund and IQ 50% Hedged FTSE International ETF.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. Underlying Fixed-Income Funds with the lowest returns were MainStay MacKay Total Return Bond Fund and IQ High Yield Low Volatility ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds detracted from absolute performance in any meaningful way, there was effectively no positive contribution to return from either the Fund’s cash holdings or its position in MainStay Short Term Bond Fund. The Fund’s stake in IQ High Yield Low Volatility ETF added very little as well.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, in our view, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
44	MainStay Growth Allocation Fund

At the same time, we believe there is the need to recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn implies that investors are paying richly for future earnings. Should inflation rise materially, we believe the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly, meaning that the Fund’s stock/bond blend is being held close to that of the benchmark, as is the Fund’s overall exposure to lower credit quality instruments. We see a different story within asset classes and believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. Two themes evident in the Fund’s holdings revolve around that dynamic. First, we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-U.S. markets. Second, we have taken steps to guard the Fund against a rapid acceleration of inflation. Duration3 has been trimmed (i.e., the Fund has a little less exposure to the long end of the yield curve4 ) and exposure to gold miners has been maintained as a possible hedge.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
45

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 92.3%
Equity Funds 76.6%
IQ 50 Percent Hedged FTSE International ETF (a)	744,874	$ 18,122,785
IQ 500 International ETF (a)	955,935	31,035,481
IQ Candriam ESG International Equity ETF (a)	882,449	25,772,276
IQ Candriam ESG U.S. Equity ETF (a)	1,545,664	54,937,999
IQ Chaikin U.S. Large Cap ETF (a)	1,431,555	46,519,668
IQ Chaikin U.S. Small Cap ETF (a)	1,207,556	42,309,743
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	2,362,482	31,846,488
MainStay Epoch Capital Growth Fund Class I	205,105	3,187,851
MainStay Epoch International Choice Fund Class I (a)	601,830	24,954,096
MainStay Epoch U.S. Equity Yield Fund Class R6	2,057,231	39,083,898
MainStay MacKay International Equity Fund Class R6 (a)	932,644	20,632,698
MainStay MacKay S&P 500 Index Fund Class I (a)	1,400,453	77,085,674
MainStay Winslow Large Cap Growth Fund Class R6	4,665,947	68,044,898
Mainstay WMC Enduring Capital Fund Class R6 (a)	1,734,299	57,327,759
Mainstay WMC Growth Fund Class R6	541,429	28,589,295
Mainstay WMC International Research Equity Fund Class I (a)	2,908,151	23,210,241
Mainstay WMC Small Companies Fund Class I (a)	1,304,216	44,288,447
Mainstay WMC Value Fund Class R6	869,856	47,062,671
Total Equity Funds (Cost $484,909,489)		684,011,968
	Shares	Value

Fixed Income Funds 15.7%
IQ S&P High Yield Low Volatility Bond ETF (a)	348,632	$ 8,722,772
MainStay Floating Rate Fund Class R6	1,916,584	17,492,467
MainStay MacKay Short Duration High Yield Fund Class I	4,898,359	48,287,040
MainStay MacKay Total Return Bond Fund Class R6	5,510,662	61,396,487
MainStay Short Term Bond Fund Class I	443,263	4,371,196
Total Fixed Income Funds (Cost $138,903,389)		140,269,962
Total Affiliated Investment Companies (Cost $623,812,878)		824,281,930
Short-Term Investment 7.6%
Affiliated Investment Company 7.6%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	67,543,300	67,543,300
Total Short-Term Investment (Cost $67,543,300)	7.6%	67,543,300
Total Investments (Cost $691,356,178)	99.9%	891,825,230
Other Assets, Less Liabilities	0.1	1,337,177
Net Assets	100.0%	$ 893,162,407

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	6,471	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(6,762)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	22,160	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	8,742	—
Citibank NA	Portfolio Swap S&P 500 TRI Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(11,342)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(19,107)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	17,228	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/2/21	Monthly	(20,476)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay Growth Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	36,144	$ —
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	13,382	—
						$ —

1.	As of April 30, 2021, cash in the amount $2,079,927 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 684,011,968	$ —	$ —	$ 684,011,968
Fixed Income Funds	140,269,962	—	—	140,269,962
Total Affiliated Investment Companies	824,281,930	—	—	824,281,930
Short-Term Investment
Affiliated Investment Company	67,543,300	—	—	67,543,300
Total Investments in Securities	$ 891,825,230	$ —	$ —	$ 891,825,230

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $691,356,178)	$891,825,230
Cash collateral on deposit at broker for swap contracts	2,079,927
Receivables:
Fund shares sold	504,533
Dividends and interest	36,128
Manager (See Note 3)	17,955
Other assets	83,532
Total assets	894,547,305
Liabilities
Payables:
Fund shares redeemed	452,650
Dividends and interest on OTC swaps contracts	323,718
Transfer agent (See Note 3)	221,140
NYLIFE Distributors (See Note 3)	220,888
Shareholder communication	78,736
Professional fees	45,438
Investment securities purchased	35,536
Custodian	5,441
Accrued expenses	1,351
Total liabilities	1,384,898
Net assets	$893,162,407
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 52,758
Additional paid-in-capital	638,856,029
638,908,787
Total distributable earnings (loss)	254,253,620
Net assets	$893,162,407
Class A
Net assets applicable to outstanding shares	$683,301,448
Shares of beneficial interest outstanding	40,340,906
Net asset value per share outstanding	$ 16.94
Maximum sales charge (3.00% of offering price)	0.52
Maximum offering price per share outstanding	$ 17.46
Investor Class
Net assets applicable to outstanding shares	$131,372,571
Shares of beneficial interest outstanding	7,742,825
Net asset value per share outstanding	$ 16.97
Maximum sales charge (2.50% of offering price)	0.44
Maximum offering price per share outstanding	$ 17.41
Class B
Net assets applicable to outstanding shares	$ 34,557,150
Shares of beneficial interest outstanding	2,066,108
Net asset value and offering price per share outstanding	$ 16.73
Class C
Net assets applicable to outstanding shares	$ 30,872,166
Shares of beneficial interest outstanding	1,845,425
Net asset value and offering price per share outstanding	$ 16.73
Class I
Net assets applicable to outstanding shares	$ 10,687,326
Shares of beneficial interest outstanding	622,865
Net asset value and offering price per share outstanding	$ 17.16
Class R1
Net assets applicable to outstanding shares	$ 45,747
Shares of beneficial interest outstanding	2,667
Net asset value and offering price per share outstanding	$ 17.15
Class R2
Net assets applicable to outstanding shares	$ 100,261
Shares of beneficial interest outstanding	5,921
Net asset value and offering price per share outstanding	$ 16.93
Class R3
Net assets applicable to outstanding shares	$ 1,252,077
Shares of beneficial interest outstanding	74,269
Net asset value and offering price per share outstanding	$ 16.86
SIMPLE Class
Net assets applicable to outstanding shares	$ 973,661
Shares of beneficial interest outstanding	57,383
Net asset value and offering price per share outstanding	$ 16.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Growth Allocation Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 6,698,479
Interest	2,046
Total income	6,700,525
Expenses
Distribution/Service—Class A (See Note 3)	783,414
Distribution/Service—Investor Class (See Note 3)	165,898
Distribution/Service—Class B (See Note 3)	173,212
Distribution/Service—Class C (See Note 3)	168,217
Distribution/Service—Class R2 (See Note 3)	126
Distribution/Service—Class R3 (See Note 3)	3,193
Distribution/Service—SIMPLE Class (See Note 3)	1,259
Transfer agent (See Note 3)	548,289
Registration	63,770
Shareholder communication	61,057
Professional fees	40,396
Custodian	23,968
Trustees	8,480
Insurance	3,609
Shareholder service (See Note 3)	709
Miscellaneous	11,474
Total expenses before waiver/reimbursement	2,057,071
Expense waiver/reimbursement from Manager (See Note 3)	(113,417)
Net expenses	1,943,654
Net investment income (loss)	4,756,871
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	29,471,570
Realized capital gain distributions from affiliated investment companies	32,668,496
Swap transactions	667,238
Net realized gain (loss)	62,807,304
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	111,382,106
Net realized and unrealized gain (loss)	174,189,410
Net increase (decrease) in net assets resulting from operations	$178,946,281
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,756,871	$ 11,960,559
Net realized gain (loss)	62,807,304	36,289,955
Net change in unrealized appreciation (depreciation)	111,382,106	(20,431,629)
Net increase (decrease) in net assets resulting from operations	178,946,281	27,818,885
Distributions to shareholders:
Class A	(31,494,561)	(24,258,592)
Investor Class	(6,211,779)	(5,544,925)
Class B	(1,465,424)	(1,425,921)
Class C	(1,469,549)	(1,220,566)
Class I	(489,405)	(485,415)
Class R1	(1,920)	(1,161)
Class R2	(4,993)	(4,340)
Class R3	(56,274)	(56,217)
SIMPLE Class	(16,432)	—
Total distributions to shareholders	(41,210,337)	(32,997,137)
Capital share transactions:
Net proceeds from sales of shares	39,977,202	73,731,809
Net asset value of shares issued to shareholder in reinvestment of distributions	41,061,402	32,868,088
Cost of shares redeemed	(68,815,427)	(136,672,934)
Increase (decrease) in net assets derived from capital share transactions	12,223,177	(30,073,037)
Net increase (decrease) in net assets	149,959,121	(35,251,289)
Net Assets
Beginning of period	743,203,286	778,454,575
End of period	$893,162,407	$ 743,203,286
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.33	$ 14.40	$ 14.76	$ 15.96	$ 13.90	$ 14.65
Net investment income (loss) (a)	0.10	0.24	0.22	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments	3.33	0.32	0.77	(0.55)	2.41	(0.18)
Total from investment operations	3.43	0.56	0.99	(0.39)	2.58	—
Less distributions:
From net investment income	(0.17)	(0.26)	(0.28)	(0.36)	(0.20)	(0.20)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.82)	(0.63)	(1.35)	(0.81)	(0.52)	(0.75)
Net asset value at end of period	$ 16.94	$ 14.33	$ 14.40	$ 14.76	$ 15.96	$ 13.90
Total investment return (b)	24.47%	3.89%	8.17%	(2.75)%	19.05%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%††	1.69%	1.55%	1.02%	1.16%	1.29%
Net expenses (c)	0.36%††	0.37%	0.37%	0.35%	0.36%	0.36%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 683,301	$ 542,938	$ 545,586	$ 484,182	$ 499,998	$ 296,060

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.33	$ 14.40	$ 14.76	$ 15.93	$ 13.88	$ 14.63
Net investment income (loss) (a)	0.08	0.21	0.18	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments	3.34	0.32	0.79	(0.55)	2.40	(0.17)
Total from investment operations	3.42	0.53	0.97	(0.41)	2.54	(0.02)
Less distributions:
From net investment income	(0.13)	(0.23)	(0.26)	(0.31)	(0.17)	(0.18)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.78)	(0.60)	(1.33)	(0.76)	(0.49)	(0.73)
Net asset value at end of period	$ 16.97	$ 14.33	$ 14.40	$ 14.76	$ 15.93	$ 13.88
Total investment return (b)	24.38%	3.70%	7.94%	(2.86)%	18.80%	(0.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.54%	1.32%	0.87%	0.96%	1.09%
Net expenses (c)	0.55%††	0.55%	0.55%	0.52%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.66%††	0.67%	0.68%	0.61%	0.55%	0.55%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 131,373	$ 126,514	$ 139,892	$ 110,200	$ 116,058	$ 221,041

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65	$ 14.39
Net investment income (loss) (a)	0.03	0.12	0.10	0.03	0.04	0.05
Net realized and unrealized gain (loss) on investments	3.27	0.30	0.76	(0.55)	2.36	(0.18)
Total from investment operations	3.30	0.42	0.86	(0.52)	2.40	(0.13)
Less distributions:
From net investment income	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)	(0.06)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)	(0.61)
Net asset value at end of period	$ 16.73	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65
Total investment return (b)	23.87%	2.97%	7.14%	(3.60)%	17.91%	(0.81)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%††	0.87%	0.73%	0.18%	0.31%	0.39%
Net expenses (c)	1.30%††	1.30%	1.30%	1.27%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.41%††	1.42%	1.42%	1.36%	1.31%	1.30%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 34,557	$ 32,739	$ 43,800	$ 55,493	$ 75,863	$ 80,344

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65	$ 14.38
Net investment income (loss) (a)	0.03	0.11	0.10	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	3.27	0.31	0.76	(0.54)	2.36	(0.17)
Total from investment operations	3.30	0.42	0.86	(0.52)	2.40	(0.12)
Less distributions:
From net investment income	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)	(0.06)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)	(0.61)
Net asset value at end of period	$ 16.73	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65
Total investment return (b)	23.87%	2.97%	7.14%	(3.60)%	17.91%	(0.81)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%††	0.81%	0.76%	0.14%	0.25%	0.36%
Net expenses (c)	1.30%††	1.30%	1.30%	1.27%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.41%††	1.42%	1.42%	1.36%	1.31%	1.30%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 30,872	$ 31,564	$ 36,721	$ 47,590	$ 55,873	$ 51,005

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.52	$ 14.58	$ 14.94	$ 16.14	$ 14.05	$ 14.80
Net investment income (loss) (a)	0.12	0.31	0.25	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	3.37	0.30	0.78	(0.56)	2.43	(0.17)
Total from investment operations	3.49	0.61	1.03	(0.35)	2.64	0.04
Less distributions:
From net investment income	(0.20)	(0.30)	(0.32)	(0.40)	(0.23)	(0.24)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.85)	(0.67)	(1.39)	(0.85)	(0.55)	(0.79)
Net asset value at end of period	$ 17.16	$ 14.52	$ 14.58	$ 14.94	$ 16.14	$ 14.05
Total investment return (b)	24.63%	4.16%	8.40%	(2.48)%	19.35%	0.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%††	2.18%	1.74%	1.32%	1.40%	1.54%
Net expenses (c)	0.11%††	0.11%	0.13%	0.10%	0.11%	0.11%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 10,687	$ 8,063	$ 11,037	$ 8,129	$ 8,435	$ 6,976

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R1		2020
Net asset value at beginning of period	$ 14.51	$ 14.58	$ 13.99
Net investment income (loss) (a)	0.11	0.25	0.05
Net realized and unrealized gain (loss) on investments	3.37	0.34	0.54
Total from investment operations	3.48	0.59	0.59
Less distributions:
From net investment income	(0.19)	(0.29)	—
From net realized gain on investments	(0.65)	(0.37)	—
Total distributions	(0.84)	(0.66)	—
Net asset value at end of period	$ 17.15	$ 14.51	$ 14.58
Total investment return (b)	24.55%	4.02%	4.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	1.74%	0.95%††
Net expenses (c)	0.21%††	0.21%	0.23%††
Portfolio turnover rate	15%	47%	42%
Net assets at end of period (in 000’s)	$ 46	$ 32	$ 25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R2		2020
Net asset value at beginning of period	$ 14.32	$ 14.40	$ 13.82
Net investment income (loss) (a)	0.09	0.25	0.04
Net realized and unrealized gain (loss) on investments	3.32	0.29	0.54
Total from investment operations	3.41	0.54	0.58
Less distributions:
From net investment income	(0.15)	(0.25)	—
From net realized gain on investments	(0.65)	(0.37)	—
Total distributions	(0.80)	(0.62)	—
Net asset value at end of period	$ 16.93	$ 14.32	$ 14.40
Total investment return (b)	24.36%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%††	1.79%	0.68%††
Net expenses (c)	0.46%††	0.47%	0.49%††
Portfolio turnover rate	15%	47%	42%
Net assets at end of period (in 000’s)	$ 100	$ 89	$ 130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.24	$ 14.33	$ 14.68	$ 15.90	$ 13.87	$ 12.58
Net investment income (loss) (a)	0.06	0.20	0.12	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	3.32	0.31	0.83	(0.49)	2.48	1.25
Total from investment operations	3.38	0.51	0.95	(0.43)	2.51	1.29
Less distributions:
From net investment income	(0.11)	(0.23)	(0.23)	(0.34)	(0.16)	—
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	—
Total distributions	(0.76)	(0.60)	(1.30)	(0.79)	(0.48)	—
Net asset value at end of period	$ 16.86	$ 14.24	$ 14.33	$ 14.68	$ 15.90	$ 13.87
Total investment return (b)	24.22%	3.53%	7.81%	(3.04)%	18.58%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%††	1.43%	0.90%	0.38%	0.21%	0.39%††
Net expenses (c)	0.71%††	0.72%	0.73%	0.70%	0.70%	0.71%††
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 1,252	$ 1,084	$ 1,262	$ 449	$ 185	$ 43

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 14.33	$ 15.03
Net investment income (loss) (a)	0.04	0.02
Net realized and unrealized gain (loss) on investments	3.35	(0.72)
Total from investment operations	3.39	(0.70)
Less distributions:
From net investment income	(0.10)	—
From net realized gain on investments	(0.65)	—
Total distributions	(0.75)	—
Net asset value at end of period	$ 16.97	$ 14.33
Total investment return (b)	24.15%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%††	0.80%††
Net expenses (c)	0.80%††	0.80%††
Expenses (before waiver/reimbursement) (c)	0.91%††	0.95%††
Portfolio turnover rate	15%	47%
Net assets at end of period (in 000’s)	$ 974	$ 180

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	27.05%	44.23%	11.26%	8.76%	1.13%
		Excluding sales charges		30.98	48.69	12.53	9.38	1.13
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	27.62	44.05	11.09	8.59	1.44
		Excluding sales charges		30.89	48.50	12.36	9.21	1.44
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	25.38	42.37	11.27	8.41	2.19
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		30.38	47.37	11.53	8.41	2.19
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	29.41	46.37	11.53	8.41	2.19
	if Redeemed Within One Year of Purchase	Excluding sales charges		30.41	47.37	11.53	8.41	2.19
Class I Shares	No Sales Charge		4/4/2005	31.11	49.01	12.81	9.67	0.88
Class R3 Shares	No Sales Charge		2/29/2016	30.78	48.17	12.13	13.41	1.48
SIMPLE Class Shares	No Sales Charge		8/31/2020	30.76	23.60	N/A	N/A	1.69

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
56	MainStay Equity Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Equity Allocation Composite Index[3]	28.88	44.49	15.28	12.05
Morningstar Allocation - 85%+ Equity Category Average[4]	30.12	46.63	12.67	9.36

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
57

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,309.80	$2.23	$1,022.86	$1.96	0.39%
Investor Class Shares	$1,000.00	$1,308.90	$3.15	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,303.80	$7.43	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,304.10	$7.43	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,311.10	$0.80	$1,024.10	$0.70	0.14%
Class R3 Shares	$1,000.00	$1,307.80	$4.23	$1,021.13	$3.71	0.74%
SIMPLE Class Shares	$1,000.00	$1,307.60	$4.58	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
58	MainStay Equity Allocation Fund

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	96.6%
Short-Term Investments	3.4
Other Assets, Less Liabilities	(0.0) ‡

‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 62 for specific holdings within these categories. The Fund’s holdings are subject to change.

59

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Equity Allocation Fund returned 31.11%, outperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 28.88% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and the 30.12% return of the Morningstar Allocation—85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. and international equities across a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. Despite the Fund’s strong showing versus its prospectus benchmarks, during the reporting period, the Fund’s performance trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. In addition, for reasons discussed below, the Fund maintained a cash position rather than being fully invested, hence participating less fully in the ongoing bull market than the internally maintained blend of indices.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture, holding cash and favoring large companies over small companies. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices that much higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.

1.	See page 56 for other share class returns, which may be higher or lower than Class I share returns. See page 57 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
60	MainStay Equity Allocation Fund

How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
The most notable changes to Underlying Fund allocations arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few Funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, IQ 50% Hedged FTSE International ETF and IQ Candriam ESG International Equity ETF.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, in our view, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
At the same time, we believe there is the need to recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn implies that investors are paying richly for future earnings. Should inflation rise materially, we believe the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly. However, within asset classes we believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. The dominant theme evident within the Fund’s holdings revolves around that dynamic: we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-US markets. We also continue to maintain the Fund’s exposure to gold miners as a possible hedge against rising inflation.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
61

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 96.6%
Equity Funds 96.6%
IQ 50 Percent Hedged FTSE International ETF	367,831	$ 8,949,328
IQ 500 International ETF (a)	594,079	19,287,428
IQ Candriam ESG International Equity ETF (a)	632,623	18,476,008
IQ Candriam ESG U.S. Equity ETF (a)	1,081,007	38,422,556
IQ Chaikin U.S. Large Cap ETF (a)	943,870	30,671,905
IQ Chaikin U.S. Small Cap ETF (a)	629,901	22,070,156
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	1,696,432	22,868,077
MainStay Epoch Capital Growth Fund Class I	107,782	1,675,197
MainStay Epoch International Choice Fund Class I (a)	385,836	15,998,176
MainStay Epoch U.S. Equity Yield Fund Class R6	1,482,952	28,173,562
MainStay MacKay International Equity Fund Class R6	667,320	14,762,990
MainStay MacKay S&P 500 Index Fund Class I	995,327	54,786,182
MainStay Winslow Large Cap Growth Fund Class R6	3,190,702	46,530,971
Mainstay WMC Enduring Capital Fund Class R6	1,217,615	40,248,616
Mainstay WMC Growth Fund Class R6	338,901	17,895,115
Mainstay WMC International Research Equity Fund Class I (a)	1,908,629	15,232,961
	Shares	Value

Equity Funds (continued)
Mainstay WMC Small Companies Fund Class I (a)	722,348	$ 24,529,410
Mainstay WMC Value Fund Class R6	624,335	33,779,014
Total Affiliated Investment Companies (Cost $333,470,235)		454,357,652
Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	15,912,011	15,912,011
Total Short-Term Investment (Cost $15,912,011)	3.4%	15,912,011
Total Investments (Cost $349,382,246)	100.0%	470,269,663
Other Assets, Less Liabilities	(0.0)‡	(42,286)
Net Assets	100.0%	$ 470,227,377

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	3,378	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(3,530)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	9,316	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	4,594	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(12,301)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	6,845	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.07%	12/2/21	Monthly	(10,145)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	18,040	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay Equity Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	2,344	$ —
						$ —

1.	As of April 30, 2021, cash in the amount $563,555 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 454,357,652	$ —	$ —	$ 454,357,652
Short-Term Investment
Affiliated Investment Company	15,912,011	—	—	15,912,011
Total Investments in Securities	$ 470,269,663	$ —	$ —	$ 470,269,663

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $349,382,246)	$470,269,663
Cash collateral on deposit at broker for swap contracts	563,555
Cash	10
Receivables:
Fund shares sold	265,178
Manager (See Note 3)	13,105
Interest	135
Other assets	81,948
Total assets	471,193,594
Liabilities
Payables:
Fund shares redeemed	546,233
Transfer agent (See Note 3)	124,898
NYLIFE Distributors (See Note 3)	118,272
Dividends and interest on OTC swaps contracts	98,474
Shareholder communication	42,561
Professional fees	29,702
Custodian	3,157
Accrued expenses	2,920
Total liabilities	966,217
Net assets	$470,227,377
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 25,398
Additional paid-in-capital	314,771,128
314,796,526
Total distributable earnings (loss)	155,430,851
Net assets	$470,227,377
Class A
Net assets applicable to outstanding shares	$346,089,425
Shares of beneficial interest outstanding	18,648,305
Net asset value per share outstanding	$ 18.56
Maximum sales charge (3.00% of offering price)	0.57
Maximum offering price per share outstanding	$ 19.13
Investor Class
Net assets applicable to outstanding shares	$ 78,067,706
Shares of beneficial interest outstanding	4,206,803
Net asset value per share outstanding	$ 18.56
Maximum sales charge (2.50% of offering price)	0.48
Maximum offering price per share outstanding	$ 19.04
Class B
Net assets applicable to outstanding shares	$ 21,005,725
Shares of beneficial interest outstanding	1,169,540
Net asset value and offering price per share outstanding	$ 17.96
Class C
Net assets applicable to outstanding shares	$ 16,530,475
Shares of beneficial interest outstanding	918,772
Net asset value and offering price per share outstanding	$ 17.99
Class I
Net assets applicable to outstanding shares	$ 6,266,813
Shares of beneficial interest outstanding	331,196
Net asset value and offering price per share outstanding	$ 18.92
Class R3
Net assets applicable to outstanding shares	$ 2,023,215
Shares of beneficial interest outstanding	109,788
Net asset value and offering price per share outstanding	$ 18.43
SIMPLE Class
Net assets applicable to outstanding shares	$ 244,018
Shares of beneficial interest outstanding	13,151
Net asset value and offering price per share outstanding	$ 18.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay Equity Allocation Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 2,829,635
Interest	690
Total income	2,830,325
Expenses
Distribution/Service—Class A (See Note 3)	391,586
Distribution/Service—Investor Class (See Note 3)	98,237
Distribution/Service—Class B (See Note 3)	106,267
Distribution/Service—Class C (See Note 3)	87,449
Distribution/Service—Class R3 (See Note 3)	4,320
Distribution/Service—SIMPLE Class (See Note 3)	287
Transfer agent (See Note 3)	324,090
Registration	58,829
Shareholder communication	32,632
Professional fees	29,387
Custodian	21,959
Trustees	4,264
Insurance	1,729
Shareholder service (See Note 3)	864
Miscellaneous	7,524
Total expenses before waiver/reimbursement	1,169,424
Expense waiver/reimbursement from Manager (See Note 3)	(84,029)
Net expenses	1,085,395
Net investment income (loss)	1,744,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	14,087,306
Realized capital gain distributions from affiliated investment companies	21,532,484
Swap transactions	2,748,543
Net realized gain (loss)	38,368,333
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	74,256,263
Net realized and unrealized gain (loss)	112,624,596
Net increase (decrease) in net assets resulting from operations	$114,369,526
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,744,930	$ 4,420,468
Net realized gain (loss)	38,368,333	19,929,273
Net change in unrealized appreciation (depreciation)	74,256,263	(10,632,389)
Net increase (decrease) in net assets resulting from operations	114,369,526	13,717,352
Distributions to shareholders:
Class A	(14,573,592)	(13,636,883)
Investor Class	(3,373,689)	(3,741,832)
Class B	(929,852)	(1,118,722)
Class C	(786,948)	(810,025)
Class I	(264,076)	(256,613)
Class R3	(71,345)	(56,607)
SIMPLE Class	(3,947)	—
Total distributions to shareholders	(20,003,449)	(19,620,682)
Capital share transactions:
Net proceeds from sales of shares	23,444,984	48,229,460
Net asset value of shares issued to shareholder in reinvestment of distributions	19,905,421	19,507,022
Cost of shares redeemed	(41,306,194)	(62,267,515)
Increase (decrease) in net assets derived from capital share transactions	2,044,211	5,468,967
Net increase (decrease) in net assets	96,410,288	(434,363)
Net Assets
Beginning of period	373,817,089	374,251,452
End of period	$470,227,377	$373,817,089
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.86	$ 15.10	$ 15.60	$ 17.01	$ 14.37	$ 15.36
Net investment income (loss) (a)	0.08	0.19	0.15	0.12	0.12	0.10
Net realized and unrealized gain (loss) on investments	4.43	0.38	0.93	(0.59)	3.08	(0.28)
Total from investment operations	4.51	0.57	1.08	(0.47)	3.20	(0.18)
Less distributions:
From net investment income	(0.08)	(0.28)	(0.18)	(0.36)	(0.13)	(0.15)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.81)	(0.81)	(1.58)	(0.94)	(0.56)	(0.81)
Net asset value at end of period	$ 18.56	$ 14.86	$ 15.10	$ 15.60	$ 17.01	$ 14.37
Total investment return (b)	30.98%	3.70%	8.72%	(3.15)%	22.91%	(1.07)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	1.29%	1.06%	0.69%	0.73%	0.73%
Net expenses (c)	0.39%††	0.41%	0.43%	0.38%	0.40%	0.41%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 346,089	$ 258,743	$ 248,068	$ 236,201	$ 242,172	$ 128,723

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.84	$ 15.08	$ 15.58	$ 16.98	$ 14.34	$ 15.33
Net investment income (loss) (a)	0.06	0.17	0.13	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments	4.43	0.38	0.93	(0.59)	3.09	(0.28)
Total from investment operations	4.49	0.55	1.06	(0.50)	3.18	(0.20)
Less distributions:
From net investment income	(0.04)	(0.26)	(0.16)	(0.32)	(0.11)	(0.13)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.77)	(0.79)	(1.56)	(0.90)	(0.54)	(0.79)
Net asset value at end of period	$ 18.56	$ 14.84	$ 15.08	$ 15.58	$ 16.98	$ 14.34
Total investment return (b)	30.89%	3.55%	8.52%	(3.34)%	22.80%	(1.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	1.18%	0.89%	0.56%	0.61%	0.57%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.69%††	0.72%	0.72%	0.64%	0.59%	0.60%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 78,068	$ 73,492	$ 75,913	$ 66,924	$ 71,378	$ 123,415

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.40	$ 14.64	$ 15.13	$ 16.51	$ 13.96	$ 14.92
Net investment income (loss) (a)	0.01	0.08	0.04	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	4.28	0.34	0.89	(0.60)	2.99	(0.27)
Total from investment operations	4.29	0.42	0.93	(0.62)	2.98	(0.29)
Less distributions:
From net investment income	—	(0.13)	(0.02)	(0.18)	(0.00)‡	(0.01)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)	(0.67)
Net asset value at end of period	$ 17.96	$ 14.40	$ 14.64	$ 15.13	$ 16.51	$ 13.96
Total investment return (b)	30.38%	2.80%	7.73%	(4.09)%	21.85%	(1.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.55%	0.28%	(0.13)%	(0.05)%	(0.13)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.47%	1.47%	1.39%	1.35%	1.35%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 21,006	$ 19,651	$ 25,905	$ 32,586	$ 43,643	$ 45,733

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.42	$ 14.66	$ 15.15	$ 16.53	$ 13.97	$ 14.94
Net investment income (loss) (a)	0.00	0.07	0.05	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	4.30	0.35	0.88	(0.59)	3.01	(0.28)
Total from investment operations	4.30	0.42	0.93	(0.62)	2.99	(0.30)
Less distributions:
From net investment income	—	(0.13)	(0.02)	(0.18)	(0.00)‡	(0.01)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)	(0.67)
Net asset value at end of period	$ 17.99	$ 14.42	$ 14.66	$ 15.15	$ 16.53	$ 13.97
Total investment return (b)	30.41%	2.79%	7.72%	(4.08)%	21.90%	(2.02)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%††	0.49%	0.33%	(0.16)%	(0.15)%	(0.16)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.47%	1.47%	1.39%	1.35%	1.35%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 16,530	$ 15,805	$ 18,411	$ 23,998	$ 29,233	$ 24,268

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.15	$ 15.37	$ 15.86	$ 17.29	$ 14.59	$ 15.58
Net investment income (loss) (a)	0.10	0.24	0.21	0.16	0.15	0.13
Net realized and unrealized gain (loss) on investments	4.51	0.39	0.93	(0.61)	3.15	(0.27)
Total from investment operations	4.61	0.63	1.14	(0.45)	3.30	(0.14)
Less distributions:
From net investment income	(0.11)	(0.32)	(0.23)	(0.40)	(0.17)	(0.19)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.84)	(0.85)	(1.63)	(0.98)	(0.60)	(0.85)
Net asset value at end of period	$ 18.92	$ 15.15	$ 15.37	$ 15.86	$ 17.29	$ 14.59
Total investment return (b)	31.11%	4.02%	8.97%	(2.98)%	23.27%	(0.79)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%††	1.60%	1.40%	0.96%	0.95%	0.94%
Net expenses (c)	0.14%††	0.16%	0.16%	0.13%	0.15%	0.16%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 6,267	$ 4,727	$ 4,894	$ 5,915	$ 6,751	$ 4,593

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.74	$ 15.00	$ 15.51	$ 16.96	$ 14.34	$ 12.94
Net investment income (loss) (a)	0.04	0.11	0.06	0.00‡	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	4.41	0.40	0.97	(0.53)	3.13	1.43
Total from investment operations	4.45	0.51	1.03	(0.53)	3.14	1.40
Less distributions:
From net investment income	(0.03)	(0.24)	(0.14)	(0.34)	(0.09)	—
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	—
Total distributions	(0.76)	(0.77)	(1.54)	(0.92)	(0.52)	—
Net asset value at end of period	$ 18.43	$ 14.74	$ 15.00	$ 15.51	$ 16.96	$ 14.34
Total investment return (b)	30.78%	3.30%	8.34%	(3.51)%	22.46%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%††	0.78%	0.40%	0.01%	0.06%	(0.29)%††
Net expenses (c)	0.74%††	0.76%	0.77%	0.73%	0.73%	0.75%††
Expenses (before waiver/reimbursement) (c)	0.74%††	0.76%	0.77%	0.73%	0.73%	0.76%††
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 2,023	$ 1,375	$ 1,060	$ 405	$ 204	$ 28

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 14.84	$ 15.70**
Net investment income (loss) (a)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	4.48	(0.85)
Total from investment operations	4.48	(0.86)
Less distributions:
From net investment income	(0.03)	—
From net realized gain on investments	(0.73)	—
Total distributions	(0.76)	—
Net asset value at end of period	$ 18.56	$ 14.84
Total investment return (b)	30.76%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.01%	(0.27)%
Net expenses†† (c)	0.80%	0.80%
Expenses (before waiver/reimbursement)†† (c)	0.94%	0.97%
Portfolio turnover rate	15%	36%
Net assets at end of period (in 000’s)	$ 244	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Conservative Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Equity Allocation Fund[2,3]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
1.	For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of April 30, 2021 were not yet offered for sale.
2.	For the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Equity Allocation, Class R1 shares were registered for sale as of February 28, 2019, but as of April 30, 2021 were not yet offered for sale.
3.	For the MainStay Equity Allocation Fund, Class R2 shares were registered for sale effective February 28, 2019, but as of April 30, 2021 were not yet offered for sale.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its

72	MainStay Asset Allocation Funds

affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds' assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Allocation Funds' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of April 30, 2021, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
73

Notes to Financial Statements (Unaudited) (continued)
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

74	MainStay Asset Allocation Funds

(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
75

Notes to Financial Statements (Unaudited) (continued)
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial.
(H) LIBOR Replacement Risk. The Allocation Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$347,669	$347,669
Total Net Realized Gain (Loss)	$347,669	$347,669

Average Notional Amount	Total
Swap Contracts Long	$ 47,951,971
Swap Contracts Short	$(22,448,892)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,311,631	$1,311,631
Total Net Realized Gain (Loss)	$1,311,631	$1,311,631

Average Notional Amount	Total
Swap Contracts Long	$ 85,790,528
Swap Contracts Short	$(42,665,019)
MainStay Growth Allocation Fund

76	MainStay Asset Allocation Funds

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$667,238	$667,238
Total Net Realized Gain (Loss)	$667,238	$667,238

Average Notional Amount	Total
Swap Contracts Long	$ 85,399,622
Swap Contracts Short	$(41,211,907)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$2,748,543	$2,748,543
Total Net Realized Gain (Loss)	$2,748,543	$2,748,543

Average Notional Amount	Total
Swap Contracts Long	$ 37,328,771
Swap Contracts Short	$(20,501,477)
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.
77

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.00	0.85	0.80

This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$ 26,496
MainStay Moderate Allocation Fund	90,487
MainStay Growth Allocation Fund	113,417
MainStay Equity Allocation Fund	84,029
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$ 59
Class R3	670

78	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
Class R2	$ 78
Class R3	545

MainStay Growth Allocation Fund
Class R1	$ 20
Class R2	50
Class R3	639

MainStay Equity Allocation Fund
Class R3	$ 864
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the six-month period ended April 30, 2021, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 19,806
Investor Class	7,713

MainStay Moderate Allocation Fund
Class A	$ 36,063
Investor Class	25,175

MainStay Growth Allocation Fund
Class A	$ 36,590
Investor Class	24,470

MainStay Equity Allocation Fund
Class A	$ 20,755
Investor Class	16,508
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2021, as follows:
MainStay Conservative Allocation Fund
Class A	$ 4,007
Class B	3,290
Class C	967

MainStay Moderate Allocation Fund
Class A	$ 7,064
Investor Class	19
Class B	6,217
Class C	666

MainStay Growth Allocation Fund
Class A	$ 2,777
Investor Class	18
Class B	4,121
Class C	1,566

MainStay Equity Allocation Fund
Class A	$ 507
Investor Class	1
Class B	12,369
Class C	4,130
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 91,533	$ —
Investor Class	61,982	—
Class B	19,237	—
Class C	52,272	—
Class I	2,047	—
Class R2	28	—
Class R3	320	—
SIMPLE Class	127	—

79

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 155,252	$ —
Investor Class	187,686	—
Class B	56,673	—
Class C	64,375	—
Class I	2,333	—
Class R2	39	—
Class R3	268	—
SIMPLE Class	385	—

MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 180,432	$ —
Investor Class	240,177	—
Class B	62,693	—
Class C	60,887	—
Class I	2,779	—
Class R1	11	—
Class R2	29	—
Class R3	368	—
SIMPLE Class	913	—

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 103,286	$ —
Investor Class	146,117	—
Class B	39,515	—
Class C	32,517	—
Class I	1,871	—
Class R3	570	—
SIMPLE Class	214	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

80	MainStay Asset Allocation Funds

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
MainStay Conservative Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 8,944	$ 57	$ (1,302)	$ 148	$ 2,162	$ 10,009	$ 97	$ —	411
IQ 500 International ETF	7,613	203	(1,929)	47	2,621	8,555	86	—	263
IQ Candriam ESG International Equity ETF	7,577	—	(964)	178	1,823	8,614	66	—	295
IQ Candriam ESG U.S. Equity ETF	13,323	195	(1,142)	145	3,421	15,942	89	—	449
IQ Chaikin U.S. Large Cap ETF	9,398	125	(1,097)	195	2,758	11,379	82	—	350
IQ Chaikin U.S. Small Cap ETF	9,665	69	(3,699)	663	4,251	10,949	80	—	312
IQ S&P High Yield Low Volatility Bond ETF	4,659	304	(45)	—	35	4,953	90	—	198
Mainstay Candriam Emerging Markets Equity Fund Class R6	7,199	343	(1,793)	480	1,298	7,527	38	—	558
MainStay Epoch Capital Growth Fund Class I	2	1,696	(122)	10	236	1,822	—(a)	—	117
MainStay Epoch International Choice Fund Class I	4,624	37	(580)	121	924	5,126	37	—	124
MainStay Epoch U.S. Equity Yield Fund Class R6	9,395	138	(1,356)	165	2,130	10,472	127	—	551
MainStay Floating Rate Fund Class R6	14,005	7,972	(171)	(1)	449	22,254	236	—	2,438
MainStay MacKay International Equity Fund Class R6	4,360	674	(1,382)	109	750	4,511	6	188	204
MainStay MacKay S&P 500 Index Fund Class I	18,660	3,860	(7,744)	915	2,630	18,321	275	1,536	333
MainStay MacKay Short Duration High Yield Fund Class I	34,288	4,657	(540)	(4)	1,478	39,879	890	—	4,045
MainStay MacKay Total Return Bond Fund Class R6	230,371	8,391	(25,731)	1,051	(4,909)	209,173	2,754	2,584	18,774
MainStay Short Term Bond Fund Class I	—	2,505	(13)	—	(10)	2,482	8	—	252
MainStay U.S. Government Liquidity Fund	9,631	53,084	(26,959)	—	—	35,756	1	—	35,756
MainStay Winslow Large Cap Growth Fund Class R6	16,373	1,125	(1,557)	472	2,478	18,891	—	826	1,295
Mainstay WMC Enduring Capital Fund Class R6(b)(c)(d)	10,038	7,240	(2,676)	603	(1,669)	13,536	32	4,645	409
Mainstay WMC Growth Fund Class R6(e)(f)	9,849	3,657	(5,190)	1,962	(330)	9,948	—	294	188
Mainstay WMC International Research Equity Fund Class I(g)	4,680	798	(1,481)	(172)	1,172	4,997	111	—	626
Mainstay WMC Small Companies Fund Class I(h)	10,291	58	(3,656)	917	3,323	10,933	—	—	322
Mainstay WMC Value Fund Class R6(i)(j)	10,639	440	(2,228)	761	2,433	12,045	87	353	223
	$ 455,584	$ 97,628	$ (93,357)	$ 8,765	$ 29,454	$ 498,074	$ 5,192	$ 10,426

(a)	Less than $500.
(b)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(c)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(e)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(g)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(h)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
81

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 14,168	$ 6	$ (944)	$ 150	$ 3,625	$ 17,005	$ 165	$ —	699
IQ 500 International ETF	18,928	253	(4,403)	139	6,575	21,492	227	—	662
IQ Candriam ESG International Equity ETF	13,712	3,848	—	—	3,983	21,543	149	—	738
IQ Candriam ESG U.S. Equity ETF	27,384	4,748	(525)	21	7,972	39,600	210	—	1,114
IQ Chaikin U.S. Large Cap ETF	27,753	—	(4,069)	734	7,821	32,239	235	—	992
IQ Chaikin U.S. Small Cap ETF	21,009	1,474	(4,611)	1,122	10,839	29,833	208	—	851
IQ S&P High Yield Low Volatility Bond ETF	7,701	699	(54)	—	56	8,402	151	—	336
Mainstay Candriam Emerging Markets Equity Fund Class R6	22,491	1,132	(7,791)	2,147	3,300	21,279	113	—	1,579
MainStay Epoch Capital Growth Fund Class I	530	2,550	(423)	129	284	3,070	1	58	198
MainStay Epoch International Choice Fund Class I	15,616	124	(3,556)	1,006	2,422	15,612	123	—	377
MainStay Epoch U.S. Equity Yield Fund Class R6	27,992	352	(7,216)	859	5,568	27,555	353	—	1,450
MainStay Floating Rate Fund Class R6	3,845	12,983	(92)	—	113	16,849	97	—	1,846
MainStay MacKay International Equity Fund Class R6	11,058	3,156	(2,369)	34	2,228	14,107	16	463	638
MainStay MacKay S&P 500 Index Fund Class I	47,832	10,701	(13,616)	1,577	7,862	54,356	710	3,975	988
MainStay MacKay Short Duration High Yield Fund Class I	37,402	7,913	(392)	(3)	1,591	46,511	993	—	4,718
MainStay MacKay Total Return Bond Fund Class R6	265,676	11,176	(44,212)	1,855	(6,080)	228,415	3,087	2,989	20,501
MainStay Short Term Bond Fund Class I	—	4,244	(18)	—	(16)	4,210	13	—	427
MainStay U.S. Government Liquidity Fund	14,013	96,406	(42,130)	—	—	68,289	2	—	68,289
MainStay Winslow Large Cap Growth Fund Class R6	43,159	2,089	(6,280)	1,917	5,538	46,423	—	2,089	3,183
Mainstay WMC Enduring Capital Fund Class R6(a)(b)(c)	31,027	20,950	(9,413)	2,311	(5,221)	39,654	101	13,813	1,200
Mainstay WMC Growth Fund Class R6(d)(e)	24,880	6,495	(12,982)	4,745	(558)	22,580	—	820	428
Mainstay WMC International Research Equity Fund Class I(f)	15,520	1,920	(5,373)	(93)	3,396	15,370	371	—	1,926
Mainstay WMC Small Companies Fund Class I(g)	22,981	228	(2,721)	661	9,833	30,982	—	—	912
Mainstay WMC Value Fund Class R6(h)(i)	32,019	1,262	(9,594)	3,500	5,527	32,714	249	1,012	605
	$ 746,696	$ 194,709	$ (182,784)	$ 22,811	$ 76,658	$ 858,090	$ 7,574	$ 25,219

(a)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(b)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(c)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(e)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(f)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(g)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(h)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(i)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
82	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 14,407	$ 4	$ (145)	$ 24	$ 3,833	$ 18,123	$ 171	$ —	745
IQ 500 International ETF	24,478	—	(2,443)	71	8,929	31,035	318	—	956
IQ Candriam ESG International Equity ETF	14,193	7,479	—	—	4,100	25,772	154	—	882
IQ Candriam ESG U.S. Equity ETF	29,470	15,662	—	—	9,806	54,938	276	—	1,546
IQ Chaikin U.S. Large Cap ETF	35,923	5	(919)	131	11,380	46,520	325	—	1,432
IQ Chaikin U.S. Small Cap ETF	27,568	17	(408)	77	15,056	42,310	268	—	1,208
IQ S&P High Yield Low Volatility Bond ETF	7,704	966	—	—	53	8,723	154	—	349
Mainstay Candriam Emerging Markets Equity Fund Class R6	31,723	170	(7,990)	2,107	5,836	31,846	170	—	2,362
MainStay Epoch Capital Growth Fund Class I	1,017	2,321	(570)	170	250	3,188	3	112	205
MainStay Epoch International Choice Fund Class I	23,796	189	(4,371)	1,222	4,118	24,954	189	—	602
MainStay Epoch U.S. Equity Yield Fund Class R6	38,662	493	(9,120)	847	8,202	39,084	493	—	2,057
MainStay Floating Rate Fund Class R6	3,851	13,619	(91)	—	113	17,492	100	—	1,917
MainStay MacKay International Equity Fund Class R6	16,601	740	(73)	11	3,354	20,633	23	665	933
MainStay MacKay S&P 500 Index Fund Class I	60,921	16,084	(12,496)	932	11,645	77,086	918	5,143	1,400
MainStay MacKay Short Duration High Yield Fund Class I	37,411	9,325	(38)	—	1,589	48,287	1,004	—	4,898
MainStay MacKay Total Return Bond Fund Class R6	112,354	4,024	(53,843)	1,736	(2,875)	61,396	1,055	1,217	5,511
MainStay Short Term Bond Fund Class I	—	4,395	(7)	—	(17)	4,371	14	—	443
MainStay U.S. Government Liquidity Fund	13,548	120,828	(66,833)	—	—	67,543	2	—	67,543
MainStay Winslow Large Cap Growth Fund Class R6	60,469	2,974	(6,052)	1,507	9,147	68,045	—	2,974	4,666
Mainstay WMC Enduring Capital Fund Class R6(a)(b)(c)	43,730	30,342	(12,485)	2,773	(7,032)	57,328	143	19,921	1,734
Mainstay WMC Growth Fund Class R6(d)(e)	34,937	4,879	(17,272)	6,000	45	28,589	—	1,208	541
Mainstay WMC International Research Equity Fund Class I(f)	23,440	583	(5,934)	291	4,830	23,210	566	—	2,908
Mainstay WMC Small Companies Fund Class I(g)	42,756	—	(16,187)	7,316	10,403	44,288	—	—	1,304
Mainstay WMC Value Fund Class R6(h)(i)	44,370	1,781	(11,963)	4,256	8,619	47,063	352	1,428	870
	$ 743,329	$ 236,880	$ (229,240)	$ 29,471	$ 111,384	$ 891,824	$ 6,698	$ 32,668

(a)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(b)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(c)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(e)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(f)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(g)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(h)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(i)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
83

Notes to Financial Statements (Unaudited) (continued)
MainStay Equity Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 6,907	$ 196	$ (5)	$ 1	$ 1,850	$ 8,949	$ 82	$ —	368
IQ 500 International ETF	17,072	—	(3,889)	194	5,910	19,287	206	—	594
IQ Candriam ESG International Equity ETF	5,869	10,597	—	—	2,010	18,476	88	—	633
IQ Candriam ESG U.S. Equity ETF	23,267	7,987	—	—	7,169	38,423	195	—	1,081
IQ Chaikin U.S. Large Cap ETF	20,433	3,423	(10)	—	6,826	30,672	198	—	944
IQ Chaikin U.S. Small Cap ETF	12,547	2,392	(7)	1	7,137	22,070	128	—	630
Mainstay Candriam Emerging Markets Equity Fund Class R6	21,794	595	(5,197)	1,241	4,435	22,868	124	—	1,696
MainStay Epoch Capital Growth Fund Class I	135	1,416	(97)	27	194	1,675	—(a)	14	108
MainStay Epoch International Choice Fund Class I	14,397	116	(1,795)	503	2,777	15,998	116	—	386
MainStay Epoch U.S. Equity Yield Fund Class R6	26,931	361	(5,653)	615	5,920	28,174	360	—	1,483
MainStay MacKay International Equity Fund Class R6	13,318	552	(1,778)	232	2,439	14,763	18	533	667
MainStay MacKay S&P 500 Index Fund Class I	40,481	12,126	(6,426)	387	8,218	54,786	617	3,454	995
MainStay U.S. Government Liquidity Fund	11,905	45,504	(41,497)	—	—	15,912	1	—	15,912
MainStay Winslow Large Cap Growth Fund Class R6	39,596	2,006	(2,191)	601	6,519	46,531	—	2,006	3,191
Mainstay WMC Enduring Capital Fund Class R6(b)(c)(d)	26,633	21,596	(4,557)	930	(4,353)	40,249	92	13,730	1,218
Mainstay WMC Growth Fund Class R6(e)(f)	22,236	1,358	(9,527)	3,159	669	17,895	—	767	339
Mainstay WMC International Research Equity Fund Class I(g)	14,605	549	(3,182)	332	2,929	15,233	352	—	1,909
Mainstay WMC Small Companies Fund Class I(h)	24,705	—	(10,383)	4,213	5,994	24,529	—	—	722
Mainstay WMC Value Fund Class R6(i)(j)	30,767	1,282	(7,534)	1,652	7,612	33,779	253	1,028	624
	$ 373,598	$ 112,056	$ (103,728)	$ 14,088	$ 74,255	$ 470,269	$ 2,830	$ 21,532

(a)	Less than $500.
(b)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(c)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(e)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(g)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(h)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
84	MainStay Asset Allocation Funds

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$27,097	18.2%

MainStay Moderate Allocation Fund
SIMPLE Class	$28,280	6.0%

MainStay Growth Allocation Fund
SIMPLE Class	$29,593	3.0%

MainStay Equity Allocation Fund
SIMPLE Class	$30,900	12.7%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$434,374,891	$63,736,999	$(38,381)	$63,698,618

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$644,140,797	$213,965,943	$(16,275)	$213,949,668

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$699,436,344	$194,269,780	$(1,880,894)	$192,388,886

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$353,346,104	$119,244,931	$(2,321,372)	$116,923,559
85

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2020
Fund	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$ 9,198,346	$ 2,245,431	$11,443,777
MainStay Moderate Allocation Fund	13,963,635	14,572,508	28,536,143
MainStay Growth Allocation Fund	12,956,780	20,040,357	32,997,137
MainStay Equity Allocation Fund	6,391,973	13,228,709	19,620,682
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street are a direct expense of each Allocation Fund and are included in the Statement of Operations as Custodian fees which totaled $2,519, $2,482, $2,648 and $2,426 for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund, respectively, for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Allocation Funds.
86	MainStay Asset Allocation Funds

Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$ 45,186	$ 66,398
MainStay Moderate Allocation Fund	99,001	140,655
MainStay Growth Allocation Fund	116,431	162,407
MainStay Equity Allocation Fund	66,551	62,231
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,706,593	$ 21,999,294
Shares issued to shareholders in reinvestment of distributions	1,142,808	14,502,235
Shares redeemed	(2,315,184)	(29,869,032)
Net increase (decrease) in shares outstanding before conversion	534,217	6,632,497
Shares converted into Class A (See Note 1)	791,509	10,214,681
Shares converted from Class A (See Note 1)	(3,704)	(47,762)
Net increase (decrease)	1,322,022	$ 16,799,416
Year ended October 31, 2020:
Shares sold	4,555,270	$ 54,134,250
Shares issued to shareholders in reinvestment of distributions	748,023	8,838,479
Shares redeemed	(5,264,826)	(62,758,118)
Net increase (decrease) in shares outstanding before conversion	38,467	214,611
Shares converted into Class A (See Note 1)	1,078,679	13,029,268
Shares converted from Class A (See Note 1)	(17,626)	(202,003)
Net increase (decrease)	1,099,520	$ 13,041,876

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	269,471	$ 3,469,731
Shares issued to shareholders in reinvestment of distributions	125,516	1,592,726
Shares redeemed	(219,645)	(2,829,100)
Net increase (decrease) in shares outstanding before conversion	175,342	2,233,357
Shares converted into Investor Class (See Note 1)	126,746	1,634,322
Shares converted from Investor Class (See Note 1)	(408,473)	(5,292,213)
Net increase (decrease)	(106,385)	$ (1,424,534)
Year ended October 31, 2020:
Shares sold	824,431	$ 9,792,729
Shares issued to shareholders in reinvestment of distributions	91,231	1,079,940
Shares redeemed	(529,487)	(6,320,941)
Net increase (decrease) in shares outstanding before conversion	386,175	4,551,728
Shares converted into Investor Class (See Note 1)	147,572	1,756,832
Shares converted from Investor Class (See Note 1)	(872,820)	(10,567,390)
Net increase (decrease)	(339,073)	$ (4,258,830)

87

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	71,452	$ 900,078
Shares issued to shareholders in reinvestment of distributions	36,979	463,346
Shares redeemed	(79,827)	(869,528)
Net increase (decrease) in shares outstanding before conversion	28,604	493,896
Shares converted from Class B (See Note 1)	(96,737)	(1,232,650)
Net increase (decrease)	(68,133)	$ (738,754)
Year ended October 31, 2020:
Shares sold	39,533	$ 470,803
Shares issued to shareholders in reinvestment of distributions	25,596	300,141
Shares redeemed	(197,490)	(2,328,031)
Net increase (decrease) in shares outstanding before conversion	(132,361)	(1,557,087)
Shares converted from Class B (See Note 1)	(230,140)	(2,719,083)
Net increase (decrease)	(362,501)	$ (4,276,170)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	143,085	$ 1,814,837
Shares issued to shareholders in reinvestment of distributions	108,257	1,356,457
Shares redeemed	(408,012)	(4,983,963)
Net increase (decrease) in shares outstanding before conversion	(156,670)	(1,812,669)
Shares converted from Class C (See Note 1)	(420,631)	(5,323,237)
Net increase (decrease)	(577,301)	$ (7,135,906)
Year ended October 31, 2020:
Shares sold	275,411	$ 3,236,982
Shares issued to shareholders in reinvestment of distributions	68,242	799,730
Shares redeemed	(920,352)	(10,825,879)
Net increase (decrease) in shares outstanding before conversion	(576,699)	(6,789,167)
Shares converted from Class C (See Note 1)	(110,122)	(1,302,106)
Net increase (decrease)	(686,821)	$ (8,091,273)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	63,595	$ 835,388
Shares issued to shareholders in reinvestment of distributions	25,654	328,978
Shares redeemed	(50,502)	(866,081)
Net increase (decrease)	38,747	$ 298,285
Year ended October 31, 2020:
Shares sold	121,201	$ 1,463,681
Shares issued to shareholders in reinvestment of distributions	20,782	248,251
Shares redeemed	(272,227)	(3,243,975)
Net increase (decrease) in shares outstanding before conversion	(130,244)	(1,532,043)
Shares converted into Class I (See Note 1)	356	4,482
Net increase (decrease)	(129,888)	$ (1,527,561)

88	MainStay Asset Allocation Funds

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	425	$ 5,522
Shares issued to shareholders in reinvestment of distributions	350	4,447
Shares redeemed	(7)	(91)
Net increase (decrease)	768	$ 9,878
Year ended October 31, 2020:
Shares sold	1,111	$ 13,003
Shares issued to shareholders in reinvestment of distributions	219	2,596
Shares redeemed	(805)	(9,888)
Net increase (decrease)	525	$ 5,711

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	39,038	$ 510,431
Shares issued to shareholders in reinvestment of distributions	3,560	45,029
Shares redeemed	(3,948)	(187,956)
Net increase (decrease)	38,650	$ 367,504
Year ended October 31, 2020:
Shares sold	40,680	$ 447,674
Shares issued to shareholders in reinvestment of distributions	1,616	19,000
Shares redeemed	(1,777)	(20,785)
Net increase (decrease)	40,519	$ 445,889

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,328	$ 69,126
Shares issued to shareholders in reinvestment of distributions	241	3,052
Shares redeemed	(72)	(940)
Net increase (decrease) in shares outstanding before conversion	5,497	71,238
Shares converted into SIMPLE Class (See Note 1)	3,638	46,859
Net increase (decrease)	9,135	$ 118,097
Year ended October 31, 2020:(a)
Shares sold	2,216	$ 27,849
Net increase (decrease)	2,216	$ 27,849

(a)	The inception date of the class was August 31, 2020.
89

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,009,377	$ 29,199,123
Shares issued to shareholders in reinvestment of distributions	2,419,872	34,047,604
Shares redeemed	(3,191,540)	(46,065,507)
Net increase (decrease) in shares outstanding before conversion	1,237,709	17,181,220
Shares converted into Class A (See Note 1)	1,749,692	25,488,702
Shares converted from Class A (See Note 1)	(8,421)	(122,258)
Net increase (decrease)	2,978,980	$ 42,547,664
Year ended October 31, 2020:
Shares sold	3,980,972	$ 51,876,101
Shares issued to shareholders in reinvestment of distributions	1,649,087	21,767,987
Shares redeemed	(7,300,012)	(94,067,591)
Net increase (decrease) in shares outstanding before conversion	(1,669,953)	(20,423,503)
Shares converted into Class A (See Note 1)	2,346,618	30,922,266
Shares converted from Class A (See Note 1)	(25,967)	(318,880)
Net increase (decrease)	650,698	$ 10,179,883

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	728,322	$ 10,559,251
Shares issued to shareholders in reinvestment of distributions	382,335	5,394,756
Shares redeemed	(447,542)	(6,481,628)
Net increase (decrease) in shares outstanding before conversion	663,115	9,472,379
Shares converted into Investor Class (See Note 1)	168,759	2,465,410
Shares converted from Investor Class (See Note 1)	(1,290,450)	(18,856,467)
Net increase (decrease)	(458,576)	$ (6,918,678)
Year ended October 31, 2020:
Shares sold	2,140,418	$ 27,805,461
Shares issued to shareholders in reinvestment of distributions	280,917	3,716,653
Shares redeemed	(1,042,213)	(13,639,757)
Net increase (decrease) in shares outstanding before conversion	1,379,122	17,882,357
Shares converted into Investor Class (See Note 1)	292,774	3,788,048
Shares converted from Investor Class (See Note 1)	(1,986,800)	(26,285,522)
Net increase (decrease)	(314,904)	$ (4,615,117)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	11,352	$ 162,946
Shares issued to shareholders in reinvestment of distributions	103,272	1,444,773
Shares redeemed	(175,673)	(2,520,856)
Net increase (decrease) in shares outstanding before conversion	(61,049)	(913,137)
Shares converted from Class B (See Note 1)	(240,083)	(3,458,069)
Net increase (decrease)	(301,132)	$ (4,371,206)
Year ended October 31, 2020:
Shares sold	49,147	$ 643,908
Shares issued to shareholders in reinvestment of distributions	85,393	1,120,352
Shares redeemed	(343,812)	(4,428,240)
Net increase (decrease) in shares outstanding before conversion	(209,272)	(2,663,980)
Shares converted from Class B (See Note 1)	(515,047)	(6,618,766)
Net increase (decrease)	(724,319)	$ (9,282,746)

90	MainStay Asset Allocation Funds

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	102,359	$ 1,471,542
Shares issued to shareholders in reinvestment of distributions	123,469	1,726,099
Shares redeemed	(351,382)	(5,043,226)
Net increase (decrease) in shares outstanding before conversion	(125,554)	(1,845,585)
Shares converted from Class C (See Note 1)	(395,231)	(5,678,336)
Net increase (decrease)	(520,785)	$ (7,523,921)
Year ended October 31, 2020:
Shares sold	222,124	$ 2,860,726
Shares issued to shareholders in reinvestment of distributions	93,150	1,222,134
Shares redeemed	(854,209)	(11,040,666)
Net increase (decrease) in shares outstanding before conversion	(538,935)	(6,957,806)
Shares converted from Class C (See Note 1)	(117,390)	(1,495,118)
Net increase (decrease)	(656,325)	$ (8,452,924)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	75,205	$ 1,089,847
Shares issued to shareholders in reinvestment of distributions	36,516	517,062
Shares redeemed	(78,022)	(1,127,120)
Net increase (decrease) in shares outstanding before conversion	33,699	479,789
Shares converted into Class I (See Note 1)	3,206	46,741
Net increase (decrease)	36,905	$ 526,530
Year ended October 31, 2020:
Shares sold	101,719	$ 1,358,661
Shares issued to shareholders in reinvestment of distributions	35,866	476,302
Shares redeemed	(376,366)	(4,920,331)
Net increase (decrease)	(238,781)	$ (3,085,368)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	591	$ 8,311
Shares redeemed	—	(1)
Net increase (decrease)	591	$ 8,310
Year ended October 31, 2020:
Shares sold	397	$ 5,096
Shares issued to shareholders in reinvestment of distributions	432	5,717
Shares redeemed	(1,335)	(16,920)
Net increase (decrease)	(506)	$ (6,107)

91

Notes to Financial Statements (Unaudited) (continued)
Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	30,162	$ 437,443
Shares issued to shareholders in reinvestment of distributions	3,804	53,481
Shares redeemed	(15,862)	(228,099)
Net increase (decrease)	18,104	$ 262,825
Year ended October 31, 2020:
Shares sold	10,784	$ 139,435
Shares issued to shareholders in reinvestment of distributions	2,661	35,092
Shares redeemed	(17,176)	(228,592)
Net increase (decrease)	(3,731)	$ (54,065)

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	25,549	$ 370,561
Shares issued to shareholders in reinvestment of distributions	402	5,676
Shares redeemed	(5,224)	(75,734)
Net increase (decrease) in shares outstanding before conversion	20,727	300,503
Shares converted into SIMPLE Class (See Note 1)	7,898	114,277
Net increase (decrease)	28,625	$ 414,780
Year ended October 31, 2020:(a)
Shares sold	2,241	$ 31,026
Net increase (decrease) in shares outstanding before conversion	2,241	31,026
Shares converted into SIMPLE Class (See Note 1)	574	7,972
Net increase (decrease)	2,815	$ 38,998

(a)	The inception date of the class was August 31, 2020.
MainStay Growth Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,623,401	$ 26,261,695
Shares issued to shareholders in reinvestment of distributions	2,020,573	31,376,307
Shares redeemed	(3,301,920)	(53,081,627)
Net increase (decrease) in shares outstanding before conversion	342,054	4,556,375
Shares converted into Class A (See Note 1)	2,135,176	34,561,071
Shares converted from Class A (See Note 1)	(23,046)	(370,234)
Net increase (decrease)	2,454,184	$ 38,747,212
Year ended October 31, 2020:
Shares sold	3,068,182	$ 42,357,978
Shares issued to shareholders in reinvestment of distributions	1,676,335	24,172,839
Shares redeemed	(7,195,515)	(100,026,192)
Net increase (decrease) in shares outstanding before conversion	(2,450,998)	(33,495,375)
Shares converted into Class A (See Note 1)	2,502,392	35,854,845
Shares converted from Class A (See Note 1)	(51,533)	(687,081)
Net increase (decrease)	(139)	$ 1,672,389

92	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	633,504	$ 10,181,632
Shares issued to shareholders in reinvestment of distributions	398,593	6,206,093
Shares redeemed	(507,847)	(8,154,313)
Net increase (decrease) in shares outstanding before conversion	524,250	8,233,412
Shares converted into Investor Class (See Note 1)	150,718	2,461,595
Shares converted from Investor Class (See Note 1)	(1,758,565)	(28,469,946)
Net increase (decrease)	(1,083,597)	$ (17,774,939)
Year ended October 31, 2020:
Shares sold	1,937,477	$ 26,904,667
Shares issued to shareholders in reinvestment of distributions	383,654	5,539,985
Shares redeemed	(1,281,335)	(17,937,941)
Net increase (decrease) in shares outstanding before conversion	1,039,796	14,506,711
Shares converted into Investor Class (See Note 1)	264,556	3,621,432
Shares converted from Investor Class (See Note 1)	(2,191,990)	(31,581,352)
Net increase (decrease)	(887,638)	$ (13,453,209)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,147	$ 81,578
Shares issued to shareholders in reinvestment of distributions	95,067	1,462,126
Shares redeemed	(142,826)	(2,263,184)
Net increase (decrease) in shares outstanding before conversion	(42,612)	(719,480)
Shares converted from Class B (See Note 1)	(213,788)	(3,411,318)
Net increase (decrease)	(256,400)	$ (4,130,798)
Year ended October 31, 2020:
Shares sold	15,077	$ 199,799
Shares issued to shareholders in reinvestment of distributions	99,366	1,419,936
Shares redeemed	(431,351)	(5,931,247)
Net increase (decrease) in shares outstanding before conversion	(316,908)	(4,311,512)
Shares converted from Class B (See Note 1)	(453,254)	(6,187,533)
Net increase (decrease)	(770,162)	$ (10,499,045)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	77,656	$ 1,228,808
Shares issued to shareholders in reinvestment of distributions	95,377	1,467,859
Shares redeemed	(245,466)	(3,902,924)
Net increase (decrease) in shares outstanding before conversion	(72,433)	(1,206,257)
Shares converted from Class C (See Note 1)	(320,907)	(5,171,857)
Net increase (decrease)	(393,340)	$ (6,378,114)
Year ended October 31, 2020:
Shares sold	182,885	$ 2,518,183
Shares issued to shareholders in reinvestment of distributions	84,385	1,205,856
Shares redeemed	(534,301)	(7,414,089)
Net increase (decrease) in shares outstanding before conversion	(267,031)	(3,690,050)
Shares converted from Class C (See Note 1)	(87,272)	(1,179,655)
Net increase (decrease)	(354,303)	$ (4,869,705)

93

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	91,019	$ 1,480,092
Shares issued to shareholders in reinvestment of distributions	30,069	472,689
Shares redeemed	(55,123)	(902,275)
Net increase (decrease) in shares outstanding before conversion	65,965	1,050,506
Shares converted into Class I (See Note 1)	2,260	35,141
Shares converted from Class I (See Note 1)	(569)	(9,450)
Net increase (decrease)	67,656	$ 1,076,197
Year ended October 31, 2020:
Shares sold	82,979	$ 1,147,287
Shares issued to shareholders in reinvestment of distributions	32,381	472,121
Shares redeemed	(317,430)	(4,544,108)
Net increase (decrease) in shares outstanding before conversion	(202,070)	(2,924,700)
Shares converted into Class I (See Note 1)	365	5,465
Net increase (decrease)	(201,705)	$ (2,919,235)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	358	$ 5,876
Shares issued to shareholders in reinvestment of distributions	122	1,920
Shares redeemed	(6)	(102)
Net increase (decrease)	474	$ 7,694
Year ended October 31, 2020:
Shares sold	373	$ 4,987
Shares issued to shareholders in reinvestment of distributions	80	1,161
Shares redeemed	(3)	(52)
Net increase (decrease)	450	$ 6,096

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	322	$ 4,993
Shares redeemed	(598)	(9,933)
Net increase (decrease)	(276)	$ (4,940)
Year ended October 31, 2020:
Shares sold	181	$ 2,641
Shares issued to shareholders in reinvestment of distributions	301	4,340
Shares redeemed	(3,336)	(48,954)
Net increase (decrease)	(2,854)	$ (41,973)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	14,619	$ 234,556
Shares issued to shareholders in reinvestment of distributions	3,423	52,983
Shares redeemed	(19,927)	(329,961)
Net increase (decrease)	(1,885)	$ (42,422)
Year ended October 31, 2020:
Shares sold	40,591	$ 562,546
Shares issued to shareholders in reinvestment of distributions	3,608	51,850
Shares redeemed	(56,120)	(770,351)
Net increase (decrease)	(11,921)	$ (155,955)

94	MainStay Asset Allocation Funds

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	31,163	$ 502,965
Shares issued to shareholders in reinvestment of distributions	1,055	16,432
Shares redeemed	(10,571)	(171,108)
Net increase (decrease) in shares outstanding before conversion	21,647	348,289
Shares converted into SIMPLE Class (See Note 1)	23,197	374,998
Net increase (decrease)	44,844	$ 723,287
Year ended October 31, 2020:(a)
Shares sold	2,253	$ 33,721
Net increase (decrease) in shares outstanding before conversion	2,253	33,721
Shares converted into SIMPLE Class (See Note 1)	10,286	153,879
Net increase (decrease)	12,539	$ 187,600

(a)	The inception date of the class was August 31, 2020.
MainStay Equity Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	857,791	$ 14,849,833
Shares issued to shareholders in reinvestment of distributions	872,418	14,499,584
Shares redeemed	(1,783,107)	(30,947,557)
Net increase (decrease) in shares outstanding before conversion	(52,898)	(1,598,140)
Shares converted into Class A (See Note 1)	1,295,221	22,522,324
Shares converted from Class A (See Note 1)	(10,646)	(185,583)
Net increase (decrease)	1,231,677	$ 20,738,601
Year ended October 31, 2020:
Shares sold	1,931,070	$ 27,082,898
Shares issued to shareholders in reinvestment of distributions	897,152	13,555,975
Shares redeemed	(3,120,522)	(44,762,253)
Net increase (decrease) in shares outstanding before conversion	(292,300)	(4,123,380)
Shares converted into Class A (See Note 1)	1,297,821	19,275,661
Shares converted from Class A (See Note 1)	(20,097)	(263,137)
Net increase (decrease)	985,424	$ 14,889,144

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	398,531	$ 6,862,777
Shares issued to shareholders in reinvestment of distributions	202,760	3,371,905
Shares redeemed	(265,572)	(4,585,484)
Net increase (decrease) in shares outstanding before conversion	335,719	5,649,198
Shares converted into Investor Class (See Note 1)	76,385	1,344,500
Shares converted from Investor Class (See Note 1)	(1,158,380)	(20,107,953)
Net increase (decrease)	(746,276)	$(13,114,255)
Year ended October 31, 2020:
Shares sold	1,263,235	$ 18,001,306
Shares issued to shareholders in reinvestment of distributions	247,282	3,736,474
Shares redeemed	(641,225)	(9,331,023)
Net increase (decrease) in shares outstanding before conversion	869,292	12,406,757
Shares converted into Investor Class (See Note 1)	146,615	2,051,268
Shares converted from Investor Class (See Note 1)	(1,096,498)	(16,439,492)
Net increase (decrease)	(80,591)	$ (1,981,467)

95

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	6,962	$ 117,943
Shares issued to shareholders in reinvestment of distributions	56,825	916,583
Shares redeemed	(130,615)	(2,200,873)
Net increase (decrease) in shares outstanding before conversion	(66,828)	(1,166,347)
Shares converted from Class B (See Note 1)	(128,503)	(2,165,338)
Net increase (decrease)	(195,331)	$ (3,331,685)
Year ended October 31, 2020:
Shares sold	20,634	$ 270,100
Shares issued to shareholders in reinvestment of distributions	74,978	1,105,929
Shares redeemed	(219,674)	(3,052,600)
Net increase (decrease) in shares outstanding before conversion	(124,062)	(1,676,571)
Shares converted from Class B (See Note 1)	(280,314)	(3,857,734)
Net increase (decrease)	(404,376)	$ (5,534,305)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	35,947	$ 604,603
Shares issued to shareholders in reinvestment of distributions	48,679	786,655
Shares redeemed	(161,482)	(2,726,089)
Net increase (decrease) in shares outstanding before conversion	(76,856)	(1,334,831)
Shares converted from Class C (See Note 1)	(100,270)	(1,722,907)
Net increase (decrease)	(177,126)	$ (3,057,738)
Year ended October 31, 2020:
Shares sold	116,621	$ 1,602,083
Shares issued to shareholders in reinvestment of distributions	54,379	803,179
Shares redeemed	(272,878)	(3,834,122)
Net increase (decrease) in shares outstanding before conversion	(101,878)	(1,428,860)
Shares converted from Class C (See Note 1)	(57,811)	(766,566)
Net increase (decrease)	(159,689)	$ (2,195,426)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	32,885	$ 571,872
Shares issued to shareholders in reinvestment of distributions	15,490	262,250
Shares redeemed	(29,316)	(507,868)
Net increase (decrease)	19,059	$ 326,254
Year ended October 31, 2020:
Shares sold	58,859	$ 883,398
Shares issued to shareholders in reinvestment of distributions	16,530	254,066
Shares redeemed	(81,587)	(1,197,521)
Net increase (decrease)	(6,198)	$ (60,057)

96	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	17,307	$ 295,568
Shares issued to shareholders in reinvestment of distributions	3,904	64,497
Shares redeemed	(4,716)	(79,299)
Net increase (decrease)	16,495	$ 280,766
Year ended October 31, 2020:
Shares sold	25,100	$ 364,584
Shares issued to shareholders in reinvestment of distributions	3,420	51,399
Shares redeemed	(5,937)	(89,996)
Net increase (decrease)	22,583	$ 325,987

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	8,131	$ 142,388
Shares issued to shareholders in reinvestment of distributions	237	3,947
Shares redeemed	(14,874)	(259,024)
Net increase (decrease) in shares outstanding before conversion	(6,506)	(112,689)
Shares converted into SIMPLE Class (See Note 1)	18,059	314,957
Net increase (decrease)	11,553	$ 202,268
Year ended October 31, 2020:(a)
Shares sold	1,598	$ 25,091
Net increase (decrease)	1,598	$ 25,091

(a)	The inception date of the class was August 31, 2020.

Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Funds' performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

97

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement and investment performance reports on each Fund as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding each Fund’s distribution arrangements. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized as each Fund grows and the extent to which economies of scale have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed

98	MainStay Asset Allocation Funds

that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision. The Board evaluated the continuation of the Management Agreement on a Fund-by-Fund basis, and its decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Funds. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’
liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Funds. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Funds. In this regard, the Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments to continue to provide the same nature, extent and quality of services to each Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to peer funds.
99

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance each Fund’s investment performance and the results of those actions.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest, including the investment performance of the underlying funds.
Based on these considerations, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.
The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds. The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.

100	MainStay Asset Allocation Funds

Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to each Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered that, because the Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether each Fund’s expense structure permits economies of scale to be appropriately shared with each Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee
101

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
schedules for the underlying MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Fund’s shareholders through each Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
102	MainStay Asset Allocation Funds

Discussion of the Operation and Effectiveness of the Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Funds' liquidity risk (the risk that the Allocation Funds could not meet requests to redeem shares issued by the Allocation Funds without significant dilution of remaining investors’ interests in the Allocation Funds). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Funds' liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Funds' liquidity developments and (iii) the Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Funds' prospectus for more information regarding the Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.
103

Proxy Voting Record
Each Allocation Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
104	MainStay Asset Allocation Funds

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737576MS071-21	MSAA10-06/21
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/30/2016	22.31%	43.96%	16.41%	1.16%
		Excluding sales charges		29.43	52.34	17.78	1.16
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	6/30/2016	22.66	43.55	16.16	1.36
		Excluding sales charges		29.12	51.90	17.53	1.36
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2016	27.85	49.89	16.68	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		28.85	50.89	16.68	2.11
Class I Shares	No Sales Charge		6/30/2016	29.57	52.67	18.05	0.93

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Since Inception
MSCI World Index (Net)[1]	29.10%	45.33%	14.69%
Morningstar World Large Stock Category Average[2]	25.00	52.60	18.62

1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar World Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,294.30	$ 6.54	$1,019.09	$ 5.76	1.15%
Investor Class Shares	$1,000.00	$1,291.20	$ 8.01	$1,017.80	$ 7.05	1.41%
Class C Shares	$1,000.00	$1,288.50	$12.26	$1,014.08	$10.79	2.16%
Class I Shares	$1,000.00	$1,295.70	$ 5.12	$1,020.33	$ 4.51	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
United States	62.4%
Japan	4.6
Switzerland	3.5
Australia	3.2
Sweden	2.8
Canada	2.7
Denmark	2.7
China	2.2
Netherlands	2.2
United Kingdom	2.1
Italy	2.1
Spain	1.6
Taiwan	1.5
Jordan	1.1
Hong Kong	1.1%
Mexico	1.0
France	0.8
Portugal	0.8
Norway	0.5
Malta	0.5
Singapore	0.5
New Zealand	0.5
Indonesia	0.4
South Africa	0.3
Malaysia	0.3
Other Assets, Less Liabilities	–1.4
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	LPL Financial Holdings, Inc.
2.	Microsoft Corp.
3.	CSL Ltd.
4.	Wingstop, Inc.
5.	Fortinet, Inc.
6.	Alphabet, Inc., Class A
7.	Applied Materials, Inc.
8.	Lam Research Corp.
9.	Fastenal Co.
10.	Monster Beverage Corp.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Epoch Capital Growth Fund returned 29.57%, outperforming the 29.10% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares also outperformed the 25.00% return of the Morningstar World Large Stock Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
In early November 2020, shortly after the beginning of the reporting period, news of successful COVID-19 vaccine trials led investors to believe that the COVID-19 pandemic would soon be brought under control and that the world economy would see faster growth as lockdowns ended. The result was strong stock market performance for sectors thought to benefit from faster growth, particularly the energy and financials sectors. Conversely, the health care sector underperformed as investors believed that many health care companies would see reduced demand from a waning pandemic. The Fund held underweight exposure to the energy and financials sectors, and overweight exposure to health care, positions that detracted from performance relative to the MSCI World Index (Net). However, stock selection within sectors bolstered relative returns enough to more than offset the negative impact of sector allocations.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, the information technology, consumer discretionary and utilities sectors provided positive contributions to the Fund’s performance relative to the MSCI World Index (Net). (Contributions take weightings and total returns into account.) During the same period, the health care, materials and energy sectors proved particularly weak.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included positions in independent broker-dealer LPL Financial and semiconductor manufacturing equipment makers Applied Materials and Lam Research.
LPL, the largest independent broker-dealer in the country, benefited from stronger-than-expected client inflows and the steepening of the yield curve.2 The company's platform attracts so-called “breakaway” brokers who prefer LPL's advisor-centric model over wirehouses. LPL consistently reinvests by adding new products and capabilities to its platform, and recruiting and/or acquiring new advisors, while returning the remaining free cash flow to shareholders. Higher current and expected interest rates benefit LPL, which earns a significant percentage of its gross profit from net interest earned on client cash balances.
Applied Materials continued to benefit from strong sales of its semiconductor manufacturing equipment, driven by increased secular demand for chips. Large customers like Taiwan Semiconductor Manufacturing, Samsung and Intel boosted their 2021 capital expenditures outlook during the reporting period, and projected robust spending through 2025. Applied Materials posted strong financial results in mid-February 2021 that showed it gaining an increased share of semiconductor equipment spending and reported improved demand from display manufacturers, which make up its second-largest end market. The company is investing significant sums in research and development, while forecasting a return of 80 to 100% of remaining free cash flow to shareholders. We believe this makes a case for sustainable return on invested capital (ROIC) going forward.
Lam Research benefited from greater-than-expected near-term demand for its semiconductor equipment, as well as significant increases in future expectations. Lam expects its largest increase in demand in 2021 to come from manufacturers of DRAM computer memory chips, an area where Lam holds the leading market share. The company spends approximately $10 on research and development for $1 of capital expenditure, which we adjust for when calculating ROIC. We believe Lam’s investments in developing next generation etch and deposition equipment will position the company to meet future demand, maintain its pricing power and sustain returns.
The most significant detractors from the Fund’s absolute performance during the same period were holdings in nitrile glove manufacturer Hartalega Holdings, feminine care products company Unicharm, and gold mining company Kirkland Lake Gold.
Malaysia-based Hartalega is investing to double its glove-making capacity by 2027. Hartalega has also invested in automation technology making it the industry's most efficient producer (measured by sales per employee), which in turn has generated industry-leading profitability. In the short term, its stock was negatively impacted by the successful rollout of the COVID-19 vaccines, which are likely to dampen the recent surge in demand

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

for gloves. But we believe the company’s efficiency and profitability provide a long-term competitive advantage in an industry experiencing secular growth. Industry demand was growing at 8%–10% per year before the pandemic emerged. Demand is relatively inelastic as usage is a critical necessity in many medical, industrial, laboratory and other settings. Per capita consumption of gloves in emerging and developing markets is well below usage in the western world, which we believe leaves significant room for growth.
Shares in Japan-based Unicharm lagged behind the market like many stocks in the consumer staples sector (the second-worst performing sector during the reporting period, after utilities) as investors focused on companies thought likely to see an acceleration in growth and profitability as the effects of the COVID-19 pandemic receded. The Fund still holds stock in the company, which we expect to continue earning good returns on invested capital.
Shares in Canada-based Kirkland Lake Gold lost ground as the price of gold declined during the reporting period. In our opinion, the company’s long-term value will be determined first by management's ability to reinvest in existing properties to expand production, and second by its success in acquiring new properties at favorable prices, all while operating efficiently. The Fund continues to hold a position in Kirkland Lake Gold because the company has demonstrated its ability to perform well in these respects, over time.
What were some of the Fund’s largest purchases and sales during the reporting period?
Significant new purchases during the reporting period included shares of Logitech International, Medpace Holdings, and Tecan Group.
Logitech International designs, manufactures and markets peripherals for PCs, tablets and other digital platforms. Logitech's two biggest product segments are creativity & productivity (mice, keyboards, webcams, tablet keyboards) and gaming (gaming mice and keyboards, headsets, steering wheels, etc.), with additional segments related to video collaboration, music and smart home products. Margins and ROIC have been on an upward trajectory in recent years as higher-margin segments, namely gaming and video collaboration, have increased significantly as a percentage of revenue. We believe Logitech is well placed to benefit from several ongoing trends, including the increased use of video for remote work and learning, gaming, and content creation.
Medpace Holdings is a contract research organization (CRO) that provides fully outsourced clinical trial management services to biotechnology, pharmaceutical and medical device companies across all major therapeutic areas. The CRO industry generally has benefited from two factors: first, consistent growth in overall research and development spending by pharmaceutical firms, and second, a steady trend toward more outsourcing. These two factors have allowed CRO companies to grow without needing to compete aggressively with each other on price. Rather, participants compete on other factors, such as experience within specific therapeutic areas, quality of staff and services, reliability, or the ability to organize and manage large-scale global clinical trials. Medpace Holdings has specialized in servicing the specific needs of small and mid-sized biotechnology companies. The company's reputation for working with small and mid-sized biotechnology firms and for successfully operating trials has created trusted relationships that have helped Medpace Holdings build a profitable and growing business. The company is highly diversified by customer and product, and has primarily grown organically. We believe the expanding number of small biotechnology firms should provide additional growth opportunities for the company.
Tecan Group, based in Switzerland, develops, manufactures and distributes laboratory automation equipment and systems, primarily for use in life sciences research and diagnostics laboratories. The company sells directly to labs under the Tecan brand and also provides products and services to leading diagnostics original equipment manufacturers around the world that are incorporated into the products of those firms. A significant percentage of sales are consumables used during testing. Tecan's competitive advantage is its technical expertise in a niche market that makes labs more productive. We believe that aging populations, growth in diagnostics testing and rising health care standards are likely to produce volume growth in labs, which, in turn, should drive strong demand for investment in lab automation. In our estimation, the company invests substantially in research and development, has long-established relationships, a good reputation and a track record of reliability.
The Fund’s largest sales during the same period included positions in Alexion Pharmaceuticals, Canadian National Railway, and S&P Global. In December 2020, AstraZeneca announced a deal to acquire Alexion, driving the stock sharply higher. The Fund sold its shares rather than adopt a position in AstraZeneca. The Fund sold its holdings in railroad company Canadian National because we thought the company’s ongoing effort to acquire Kansas City Southern (another railroad company) displayed a lack of commitment to sensible capital allocation policies. Similarly, we sold the Fund’s position in financial data and analytics firm S&P Global after the company announced its acquisition of IHS Markit at a price that we believed would generate a poor return on invested capital.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s trades, combined with the varying impact of performance across sectors, caused sector exposure to increase most notably in health care and information
10	MainStay Epoch Capital Growth Fund

technology. During the same period, sector exposure declined most significantly in industrials and financials. From a country perspective, the largest changes included an increase in exposure to Swiss stocks and a decrease in exposure to Chinese equities.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held its most overweight exposures relative to the MSCI World Index (Net) to the health care and information technology sectors. As of the same date, the Fund’s most underweight positions were in the financials and communication services sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 97.9%
Australia 3.2%
CSL Ltd. (Biotechnology)	5,187	$ 1,083,503
Northern Star Resources Ltd. (Metals & Mining)	44,517	360,427
REA Group Ltd. (Interactive Media & Services)	3,183	388,278
Silver Lake Resources Ltd. (Metals & Mining) (a)	228,668	307,389
		2,139,597
Canada 2.7%
Alimentation Couche-Tard, Inc., Class B (Food & Staples Retailing)	15,830	536,403
Constellation Software, Inc. (Software)	562	824,804
Kirkland Lake Gold Ltd. (Metals & Mining)	12,961	481,576
		1,842,783
China 2.2%
A-Living Smart City Services Co. Ltd. (Commercial Services & Supplies) (b)	37,000	170,526
Autohome, Inc. ADR (Interactive Media & Services)	5,611	520,308
Hangzhou Robam Appliances Co. Ltd., Class A (Household Durables)	47,400	281,038
SITC International Holdings Co. Ltd. (Marine)	48,000	183,219
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	5,148	323,912
		1,479,003
Denmark 2.7%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	4,097	677,905
Genmab A/S (Biotechnology) (a)	1,371	505,799
Novo Nordisk A/S, Class B (Pharmaceuticals)	8,551	632,014
		1,815,718
France 0.8%
Sartorius Stedim Biotech (Life Sciences Tools & Services)	1,233	566,267
Hong Kong 1.1%
AIA Group Ltd. (Insurance)	26,800	341,221
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	7,100	429,597
		770,818
Indonesia 0.4%
Bank Central Asia Tbk PT (Banks)	132,300	293,313
	Shares	Value

Italy 2.1%
DiaSorin SpA (Health Care Equipment & Supplies)	1,310	$ 222,461
FinecoBank Banca Fineco SpA (Banks)	41,494	714,370
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	8,883	489,552
		1,426,383
Japan 4.6%
Digital Arts, Inc. (Software)	4,300	349,382
Hoya Corp. (Health Care Equipment & Supplies)	4,000	455,119
IR Japan Holdings Ltd. (Professional Services)	1,100	144,634
Lasertec Corp. (Semiconductors & Semiconductor Equipment)	2,900	513,185
Medical Data Vision Co. Ltd. (Health Care Technology)	12,400	217,842
Nexon Co. Ltd. (Entertainment)	14,800	490,896
Unicharm Corp. (Household Products)	15,100	586,370
Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	7,700	345,581
		3,103,009
Jordan 1.1%
Hikma Pharmaceuticals plc (Pharmaceuticals)	23,109	778,718
Malaysia 0.3%
Hartalega Holdings Bhd (Health Care Equipment & Supplies)	83,700	210,047
Malta 0.5%
Kindred Group plc SDR (Hotels, Restaurants & Leisure)	18,734	324,200
Mexico 1.0%
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	208,600	682,839
Netherlands 2.2%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,275	829,588
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	6,351	514,021
Topicus.com, Inc. (Software) (a)	1,632	122,153
		1,465,762

12	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
New Zealand 0.5%
Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	11,871	$ 305,391
Norway 0.5%
Salmar ASA (Food Products)	4,805	333,533
Portugal 0.8%
Jeronimo Martins SGPS SA (Food & Staples Retailing)	30,146	550,532
Singapore 0.5%
Singapore Exchange Ltd. (Capital Markets)	41,200	323,532
South Africa 0.3%
FirstRand Ltd. (Diversified Financial Services)	63,237	222,556
Spain 1.6%
Amadeus IT Group SA (IT Services)	5,974	407,233
Industria de Diseno Textil SA (Specialty Retail) (c)	19,128	681,161
		1,088,394
Sweden 2.8%
Atlas Copco AB, Class B (Machinery) (c)	10,583	549,430
Epiroc AB, Class B (Machinery)	12,477	244,808
Evolution Gaming Group AB (Hotels, Restaurants & Leisure) (b)	2,491	491,988
Swedish Match AB (Tobacco)	7,670	629,144
		1,915,370
Switzerland 3.5%
Kuehne + Nagel International AG (Registered) (Marine)	1,597	477,395
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	7,356	824,806
Partners Group Holding AG (Capital Markets)	330	469,751
Tecan Group AG (Registered) (Life Sciences Tools & Services)	1,261	614,172
		2,386,124
Taiwan 1.5%
eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	11,000	409,891
	Shares	Value

Taiwan (continued)
Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	2,000	$ 222,081
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,000	368,387
		1,000,359
United Kingdom 2.1%
Fevertree Drinks plc (Beverages)	15,032	520,660
Games Workshop Group plc (Leisure Products)	2,946	441,440
Howden Joinery Group plc (Trading Companies & Distributors)	41,648	465,205
		1,427,305
United States 58.9%
Accenture plc, Class A (IT Services)	2,307	668,961
Adobe, Inc. (Software) (a)	892	453,439
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	1,228	731,311
Alphabet, Inc., Class A (Interactive Media & Services) (a)	429	1,009,652
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6,167	810,714
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	7,571	1,004,747
Arista Networks, Inc. (Communications Equipment) (a)	1,883	593,465
Artisan Partners Asset Management, Inc., Class A (Capital Markets)	11,728	597,190
Automatic Data Processing, Inc. (IT Services)	3,249	607,531
Avast plc (Software) (b)	68,110	449,340
Booking Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	237	584,461
Bruker Corp. (Life Sciences Tools & Services)	8,276	567,072
Chemed Corp. (Health Care Providers & Services)	1,255	598,146
Copart, Inc. (Commercial Services & Supplies) (a)	5,236	651,934
Corcept Therapeutics, Inc. (Pharmaceuticals) (a)	13,815	314,844
Costco Wholesale Corp. (Food & Staples Retailing)	2,274	846,133
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (a)	1,856	627,699
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	1,657	699,817
Donaldson Co., Inc. (Machinery)	4,631	291,197
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Electronic Arts, Inc. (Entertainment)	4,289	$ 609,381
Eli Lilly and Co. (Pharmaceuticals)	3,072	561,469
Expeditors International of Washington, Inc. (Air Freight & Logistics)	2,814	309,146
Exponent, Inc. (Professional Services)	6,211	598,306
Fastenal Co. (Trading Companies & Distributors)	17,713	926,036
Ferguson plc (Trading Companies & Distributors)	4,741	597,923
Fortinet, Inc. (Software) (a)	4,983	1,017,678
Gentex Corp. (Auto Components)	22,432	789,158
Home Depot, Inc. (The) (Specialty Retail)	1,960	634,393
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	1,101	604,438
Incyte Corp. (Biotechnology) (a)	5,077	433,474
Intuit, Inc. (Software)	1,458	600,929
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	336	290,640
Jack Henry & Associates, Inc. (IT Services)	1,525	248,316
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,506	790,267
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,569	973,486
Liberty Media Corp-Liberty SiriusXM (a)
Class A (Media)	6,442	291,114
Class C (Media)	606	27,409

LPL Financial Holdings, Inc. (Capital Markets)	7,609	1,192,330
Masimo Corp. (Health Care Equipment & Supplies) (a)	3,629	844,359
Mastercard, Inc., Class A (IT Services)	2,207	843,206
Medpace Holdings, Inc. (Life Sciences Tools & Services) (a)	4,664	791,388
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	584	766,979
Microsoft Corp. (Software)	4,647	1,171,881
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	2,467	891,524
Monster Beverage Corp. (Beverages) (a)	9,492	921,199
MSCI, Inc. (Capital Markets)	688	334,210
Paychex, Inc. (IT Services)	7,158	697,833
Rollins, Inc. (Commercial Services & Supplies)	5,578	207,948
Southwest Airlines Co. (Airlines) (a)	8,424	528,859
Starbucks Corp. (Hotels, Restaurants & Leisure)	5,374	615,269
	Shares	Value

United States (continued)

T. Rowe Price Group, Inc. (Capital Markets)	2,918	$ 522,906
Take-Two Interactive Software, Inc. (Entertainment) (a)	4,069	713,621
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	3,689	665,901
TJX Cos., Inc. (The) (Specialty Retail)	5,717	405,907
Trex Co., Inc. (Building Products) (a)	5,871	634,009
Union Pacific Corp. (Road & Rail)	2,659	590,537
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,718	685,138
Veeva Systems, Inc., Class A (Health Care Technology) (a)	1,966	555,297
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	964	316,693
Western Alliance Bancorp (Banks)	5,908	620,754
Wingstop, Inc. (Hotels, Restaurants & Leisure)	6,712	1,063,248
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	2,648	316,489
Zoetis, Inc. (Pharmaceuticals)	3,518	608,720
		39,917,421
Total Common Stocks (Cost $49,009,591)		66,368,974
Short-Term Investments 3.5%
Affiliated Investment Company 1.9%
United States 1.9%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	1,274,532	1,274,532
Unaffiliated Investment Company 1.6%
United States 1.6%
BlackRock Liquidity FedFund, 0.05% (d)(e)	1,092,023	1,092,023
Total Short-Term Investments (Cost $2,366,555)		2,366,555
Total Investments (Cost $51,376,146)	101.4%	68,735,529
Other Assets, Less Liabilities	(1.4)	(928,969)
Net Assets	100.0%	$ 67,806,560

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

14	MainStay Epoch Capital Growth Fund

(c)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $1,029,929; the total market value of collateral held by the Fund was $1,105,565. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $13,542. The Fund received cash collateral with a value of $1,092,023. (See Note 2(I))
(d)	Current yield as of April 30, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
SDR—Special Drawing Right
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 63,552,897	$ 2,816,077	$ —	$ 66,368,974
Short-Term Investments
Affiliated Investment Company	1,274,532	—	—	1,274,532
Unaffiliated Investment Company	1,092,023	—	—	1,092,023
Total Short-Term Investments	2,366,555	—	—	2,366,555
Total Investments in Securities	$ 65,919,452	$ 2,816,077	$ —	$ 68,735,529

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Air Freight & Logistics	$ 309,146	0.4%
Airlines	528,859	0.8
Auto Components	789,158	1.2
Banks	1,628,437	2.4
Beverages	1,441,859	2.2
Biotechnology	2,022,776	3.0
Building Products	634,009	0.9
Capital Markets	3,869,516	5.8
Commercial Services & Supplies	1,030,408	1.5
Communications Equipment	593,465	0.9
Diversified Financial Services	568,137	0.8
Electronic Equipment, Instruments & Components	222,081	0.3
Entertainment	1,813,898	2.6
Food & Staples Retailing	2,615,907	3.8
Food Products	333,533	0.5
Health Care Equipment & Supplies	4,658,364	6.9
Health Care Providers & Services	1,283,284	1.9
Health Care Technology	773,139	1.1
Hotels, Restaurants & Leisure	4,419,384	6.6
Household Durables	281,038	0.4
Household Products	586,370	0.9
Insurance	341,221	0.5
Interactive Media & Services	1,918,238	2.9
IT Services	3,473,080	5.1
Leisure Products	441,440	0.6
Life Sciences Tools & Services	3,305,878	4.8
Machinery	1,085,435	1.6
Marine	660,614	1.0
Media	318,523	0.4
Metals & Mining	1,149,392	1.7
Pharmaceuticals	3,385,317	4.9
Professional Services	742,940	1.1
Road & Rail	590,537	0.9
Semiconductors & Semiconductor Equipment	6,960,997	10.4
Software	4,989,606	7.4
Specialty Retail	1,721,461	2.5
Technology Hardware, Storage & Peripherals	1,635,520	2.4
Textiles, Apparel & Luxury Goods	627,699	0.9
Tobacco	629,144	0.9
Trading Companies & Distributors	1,989,164	3.0
	66,368,974	97.9
	Value	Percent
Short-Term Investments	$ 2,366,555	3.5%
Other Assets, Less Liabilities	(928,969)	(1.4)
Net Assets	$67,806,560	100.0%

†	Percentages indicated are based on Fund net assets.

16	MainStay Epoch Capital Growth Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $50,101,614) including securities on loan of $1,029,929	$67,460,997
Investment in affiliated investment companies, at value (identified cost $1,274,532)	1,274,532
Due from broker	147,756
Receivables:
Fund shares sold	202,196
Dividends and interest	151,648
Securities lending	597
Investment securities sold	3
Other assets	24,419
Total assets	69,262,148
Liabilities
Cash collateral received for securities on loan	1,092,023
Due to custodian	5,455
Foreign currency due to custodian, at value	3,360
Payables:
Investment securities purchased	260,690
Manager (See Note 3)	30,779
Professional fees	28,564
Shareholder communication	13,916
Custodian	9,729
NYLIFE Distributors (See Note 3)	4,088
Transfer agent (See Note 3)	1,933
Fund shares redeemed	234
Trustees	31
Accrued expenses	4,786
Total liabilities	1,455,588
Net assets	$67,806,560
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,368
Additional paid-in-capital	33,191,020
33,195,388
Total distributable earnings (loss)	34,611,172
Net assets	$67,806,560
Class A
Net assets applicable to outstanding shares	$14,938,478
Shares of beneficial interest outstanding	963,368
Net asset value per share outstanding	$ 15.51
Maximum sales charge (5.50% of offering price)	0.90
Maximum offering price per share outstanding	$ 16.41
Investor Class
Net assets applicable to outstanding shares	$ 1,796,542
Shares of beneficial interest outstanding	116,096
Net asset value per share outstanding	$ 15.47
Maximum sales charge (5.00% of offering price)	0.81
Maximum offering price per share outstanding	$ 16.28
Class C
Net assets applicable to outstanding shares	$ 1,125,124
Shares of beneficial interest outstanding	74,782
Net asset value and offering price per share outstanding	$ 15.05
Class I
Net assets applicable to outstanding shares	$49,946,416
Shares of beneficial interest outstanding	3,213,575
Net asset value and offering price per share outstanding	$ 15.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $21,471)	$ 393,622
Securities lending	724
Dividends-affiliated	96
Total income	394,442
Expenses
Manager (See Note 3)	244,894
Registration	31,058
Custodian	28,808
Professional fees	27,787
Distribution/Service—Class A (See Note 3)	12,710
Distribution/Service—Investor Class (See Note 3)	1,990
Distribution/Service—Class C (See Note 3)	5,898
Transfer agent (See Note 3)	9,489
Shareholder communication	7,220
Interest expense	1,300
Trustees	789
Insurance	570
Miscellaneous	4,934
Total expenses before waiver/reimbursement	377,447
Expense waiver/reimbursement from Manager (See Note 3)	(58,052)
Net expenses	319,395
Net investment income (loss)	75,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	17,415,002
Foreign currency transactions	(20,896)
Net realized gain (loss)	17,394,106
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	262,998
Translation of other assets and liabilities in foreign currencies	974
Net change in unrealized appreciation (depreciation)	263,972
Net realized and unrealized gain (loss)	17,658,078
Net increase (decrease) in net assets resulting from operations	$17,733,125
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Capital Growth Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 75,047	$ 277,155
Net realized gain (loss)	17,394,106	19,404,085
Net change in unrealized appreciation (depreciation)	263,972	(2,801,415)
Net increase (decrease) in net assets resulting from operations	17,733,125	16,879,825
Distributions to shareholders:
Class A	(1,425,751)	(216,436)
Investor Class	(268,239)	(60,202)
Class C	(201,859)	(58,323)
Class I	(10,411,550)	(6,493,759)
Total distributions to shareholders	(12,307,399)	(6,828,720)
Capital share transactions:
Net proceeds from sales of shares	30,856,678	5,483,276
Net asset value of shares issued to shareholder in reinvestment of distributions	12,162,652	6,767,399
Cost of shares redeemed	(46,441,619)	(82,415,573)
Increase (decrease) in net assets derived from capital share transactions	(3,422,289)	(70,164,898)
Net increase (decrease) in net assets	2,003,437	(60,113,793)
Net Assets
Beginning of period	65,803,123	125,916,916
End of period	$ 67,806,560	$ 65,803,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				June 30, 2016^ through October 31, 2016
Class A		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.43	$ 13.20	$ 12.21	$ 12.55	$ 10.10	$ 10.00
Net investment income (loss)	0.00‡ (a)	0.00‡ (a)	0.07(a)	0.07(a)	0.05(a)	0.01
Net realized and unrealized gain (loss) on investments	3.84	1.92	1.81	0.02	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total from investment operations	3.84	1.92	1.88	0.09	2.47	0.10
Less distributions:
From net investment income	(0.03)	(0.07)	(0.08)	(0.07)	(0.02)	—
From net realized gain on investments	(2.73)	(0.62)	(0.81)	(0.36)	—	—
Total distributions	(2.76)	(0.69)	(0.89)	(0.43)	(0.02)	—
Net asset value at end of period	$ 15.51	$ 14.43	$ 13.20	$ 12.21	$ 12.55	$ 10.10
Total investment return (b)	29.43%	15.31%	16.82%	0.63%	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%††	0.01%	0.58%	0.57%	0.46%	0.22%††
Net expenses (c)	1.15%†† (d)	1.13%	1.15%	1.15%	1.15%	1.20%††
Expenses (before waiver/reimbursement) (c)	1.34%†† (d)	1.16%	1.27%	1.15%	1.15%	1.61%††
Portfolio turnover rate	59%	43%	46%	51%	56%	26%
Net assets at end of period (in 000’s)	$ 14,938	$ 6,733	$ 4,041	$ 268	$ 110	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				June 30, 2016^ through October 31, 2016
Investor Class		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.40	$ 13.16	$ 12.18	$ 12.54	$ 10.10	$ 10.00
Net investment income (loss)	(0.02) (a)	(0.02) (a)	0.04(a)	0.05(a)	0.05(a)	0.01
Net realized and unrealized gain (loss) on investments	3.82	1.92	1.80	0.01	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total from investment operations	3.80	1.90	1.84	0.06	2.46	0.10
Less distributions:
From net investment income	(0.00)‡	(0.04)	(0.05)	(0.06)	(0.02)	—
From net realized gain on investments	(2.73)	(0.62)	(0.81)	(0.36)	—	—
Total distributions	(2.73)	(0.66)	(0.86)	(0.42)	(0.02)	—
Net asset value at end of period	$ 15.47	$ 14.40	$ 13.16	$ 12.18	$ 12.54	$ 10.10
Total investment return (b)	29.12%	15.14%	16.42%	0.40%	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21)%††	(0.17)%	0.30%	0.40%	0.39%	0.23%††
Net expenses (c)	1.41%†† (d)	1.34%	1.43%	1.40%	1.27%	1.20%††
Expenses (before waiver/reimbursement) (c)	1.55%†† (d)	1.36%	1.54%	1.40%	1.27%	1.61%††
Portfolio turnover rate	59%	43%	46%	51%	56%	26%
Net assets at end of period (in 000’s)	$ 1,797	$ 1,416	$ 1,177	$ 78	$ 75	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				June 30, 2016^ through October 31, 2016
Class C		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.10	$ 12.97	$ 12.04	$ 12.44	$ 10.08	$ 10.00
Net investment income (loss)	(0.07) (a)	(0.12) (a)	(0.06) (a)	(0.05) (a)	(0.03) (a)	(0.02)
Net realized and unrealized gain (loss) on investments	3.75	1.87	1.80	0.01	2.39	0.10
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total from investment operations	3.68	1.75	1.74	(0.04)	2.36	0.08
Less distributions:
From net investment income	—	(0.62)	(0.81)	(0.36)	—	—
From net realized gain on investments	(2.73)	—	—	—	—	—
Total distributions	(2.73)	(0.62)	(0.81)	(0.36)	—	—
Net asset value at end of period	$ 15.05	$ 14.10	$ 12.97	$ 12.04	$ 12.44	$ 10.08
Total investment return (b)	28.85%	14.24%	15.59%	(0.38)%	23.41%	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.00)%††	(0.92)%	(0.46)%	(0.40)%	(0.27)%	(0.50)%††
Net expenses (c)	2.16%†† (d)	2.09%	2.17%	2.15%	1.99%	1.95%††
Expenses (before waiver/reimbursement) (c)	2.30%†† (d)	2.11%	2.27%	2.15%	1.99%	2.36%††
Portfolio turnover rate	59%	43%	46%	51%	56%	26%
Net assets at end of period (in 000’s)	$ 1,125	$ 1,152	$ 1,236	$ 41	$ 41	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				June 30, 2016^ through October 31, 2016
Class I		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.47	$ 13.23	$ 12.24	$ 12.57	$ 10.11	$ 10.00
Net investment income (loss)	0.02(a)	0.04(a)	0.08(a)	0.11(a)	0.09(a)	0.02
Net realized and unrealized gain (loss) on investments	3.85	1.92	1.83	0.01	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total from investment operations	3.87	1.96	1.91	0.12	2.49	0.11
Less distributions:
From net investment income	(0.07)	(0.10)	(0.11)	(0.09)	(0.03)	—
From net realized gain on investments	(2.73)	(0.62)	(0.81)	(0.36)	—	—
Total distributions	(2.80)	(0.72)	(0.92)	(0.45)	(0.03)	—
Net asset value at end of period	$ 15.54	$ 14.47	$ 13.23	$ 12.24	$ 12.57	$ 10.11
Total investment return (b)	29.57%	15.58%	17.11%	0.87%	24.74%	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%††	0.29%	0.66%	0.83%	0.78%	0.63%††
Net expenses (c)	0.90%†† (d)	0.90%	0.90%	0.90%	0.93%	0.95%††
Expenses (before waiver/reimbursement) (c)	1.08%†† (d)	0.93%	1.00%	0.90%	0.93%	1.36%††
Portfolio turnover rate	59%	43%	46%	51%	56%	26%
Net assets at end of period (in 000’s)	$ 49,946	$ 56,502	$ 119,464	$ 106,925	$ 107,596	$ 82,970

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay Epoch Capital Growth Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
25

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further

26	MainStay Epoch Capital Growth Fund

discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel
27

Notes to Financial Statements (Unaudited) (continued)
affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $244,894 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $58,052 and paid the Subadvisor in the amount of $93,566.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class) C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $9,232 and $377, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,013	$—
Investor Class	1,876	—
Class C	1,391	—
Class I	5,209	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than

28	MainStay Epoch Capital Growth Fund

$1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 739	$ 49,197	$ (48,661)	$ —	$ —	$ 1,275	$ —(a)	$ —	1,275

(a)	Less than $500.

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$51,463,440	$17,690,192	$(418,103)	$17,272,089
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$1,782,438
Long-Term Capital Gains	5,046,282
Total	$6,828,720
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $3,183 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, the Fund utilized the line of credit for 5 days, maintained an average daily balance of $18,084,000, at a weighted average interest rate of 1.39% and incurred interest expense in the amount of $1,300. As of April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another,

29

Notes to Financial Statements (Unaudited) (continued)
subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $36,532 and $52,819, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	444,610	$ 6,560,301
Shares issued to shareholders in reinvestment of distributions	103,916	1,408,059
Shares redeemed	(78,836)	(1,124,773)
Net increase (decrease) in shares outstanding before conversion	469,690	6,843,587
Shares converted into Class A (See Note 1)	27,127	384,659
Net increase (decrease)	496,817	$ 7,228,246
Year ended October 31, 2020:
Shares sold	239,000	$ 3,229,497
Shares issued to shareholders in reinvestment of distributions	16,668	211,190
Shares redeemed	(116,611)	(1,575,416)
Net increase (decrease) in shares outstanding before conversion	139,057	1,865,271
Shares converted into Class A (See Note 1)	21,301	286,849
Net increase (decrease)	160,358	$ 2,152,120

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	27,832	$ 407,987
Shares issued to shareholders in reinvestment of distributions	19,811	268,239
Shares redeemed	(7,162)	(105,143)
Net increase (decrease) in shares outstanding before conversion	40,481	571,083
Shares converted into Investor Class (See Note 1)	2,980	42,857
Shares converted from Investor Class (See Note 1)	(25,700)	(363,568)
Net increase (decrease)	17,761	$ 250,372
Year ended October 31, 2020:
Shares sold	50,554	$ 634,358
Shares issued to shareholders in reinvestment of distributions	4,752	60,202
Shares redeemed	(25,159)	(311,389)
Net increase (decrease) in shares outstanding before conversion	30,147	383,171
Shares converted into Investor Class (See Note 1)	132	1,674
Shares converted from Investor Class (See Note 1)	(21,330)	(286,849)
Net increase (decrease)	8,949	$ 97,996

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	23,937	$ 340,148
Shares issued to shareholders in reinvestment of distributions	15,244	201,064
Shares redeemed	(41,520)	(596,409)
Net increase (decrease) in shares outstanding before conversion	(2,339)	(55,197)
Shares converted from Class C (See Note 1)	(4,581)	(63,948)
Net increase (decrease)	(6,920)	$ (119,145)
Year ended October 31, 2020:
Shares sold	29,319	$ 371,654
Shares issued to shareholders in reinvestment of distributions	4,637	57,917
Shares redeemed	(47,422)	(579,725)
Net increase (decrease) in shares outstanding before conversion	(13,466)	(150,154)
Shares converted from Class C (See Note 1)	(134)	(1,674)
Net increase (decrease)	(13,600)	$ (151,828)

30	MainStay Epoch Capital Growth Fund

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,728,815	$ 23,548,242
Shares issued to shareholders in reinvestment of distributions	758,502	10,285,290
Shares redeemed	(3,178,559)	(44,615,294)
Net increase (decrease)	(691,242)	$(10,781,762)
Year ended October 31, 2020:
Shares sold	95,403	$ 1,247,767
Shares issued to shareholders in reinvestment of distributions	507,736	6,438,090
Shares redeemed	(5,728,339)	(79,949,043)
Net increase (decrease)	(5,125,200)	$(72,263,186)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

32	MainStay Epoch Capital Growth Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Epoch to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life
Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

34	MainStay Epoch Capital Growth Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
36	MainStay Epoch Capital Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
38	MainStay Epoch Capital Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1736838MS071-21	MSECG10-06/21
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/2/2006	20.15%	25.69%	5.58%	6.15%	1.14%
		Excluding sales charges		27.14	33.00	6.78	6.75	1.14
Investor Class Shares	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	20.74	25.63	5.58	6.15	1.13
		Excluding sales charges		27.10	32.94	6.78	6.75	1.13
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	25.69	31.03	6.01	5.96	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		26.69	32.03	6.01	5.96	1.88
Class I Shares	No Sales Charge		12/27/2005	27.35	33.33	7.06	7.02	0.89
Class R2 Shares	No Sales Charge		2/28/2014	27.01	32.76	6.64	5.33	1.24
Class R3 Shares	No Sales Charge		2/29/2016	26.90	32.49	6.36	7.59	1.49
Class R6 Shares	No Sales Charge		6/17/2013	27.43	31.89	6.93	6.73	0.76

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	29.10%	45.33%	14.03%	9.92%
Global Equity Yield Composite Index[2]	20.43	24.13	8.63	8.08
Morningstar World Large Stock Value Category Average[3]	33.34	42.03	9.45	7.40

1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar World Large Stock Value Category Average is representative of funds that invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. World large stock value portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,271.40	$ 6.14	$1,019.39	$5.46	1.09%
Investor Class Shares	$1,000.00	$1,271.00	$ 6.53	$1,019.04	$5.81	1.16%
Class C Shares	$1,000.00	$1,266.90	$10.40	$1,015.62	$9.25	1.85%
Class I Shares	$1,000.00	$1,273.50	$ 4.74	$1,020.63	$4.21	0.84%
Class R2 Shares	$1,000.00	$1,270.10	$ 7.20	$1,018.45	$6.41	1.28%
Class R3 Shares	$1,000.00	$1,269.00	$ 8.61	$1,017.21	$7.65	1.53%
Class R6 Shares	$1,000.00	$1,274.30	$ 4.12	$1,021.18	$3.66	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
United States	60.4%
Canada	8.0
Germany	7.5
United Kingdom	6.8
France	5.1
Italy	3.2
Japan	2.5
Switzerland	2.4
Taiwan	1.7%
Republic of Korea	1.6
Norway	1.1
Singapore	0.6
Spain	0.6
Other Assets, Less Liabilities	–1.5
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Allianz SE (Registered)
2.	Microsoft Corp.
3.	AbbVie, Inc.
4.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
5.	Nutrien Ltd.
6.	Samsung Electronics Co. Ltd.
7.	Iron Mountain, Inc.
8.	International Business Machines Corp.
9.	Philip Morris International, Inc.
10.	Verizon Communications, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Epoch Global Equity Yield Fund returned 27.35%, underperforming the 29.10% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the 20.43% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and underperformed the 33.34% return of the Morningstar World Large Stock Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The most significant detractor from performance relative to the MSCI World Index (Net) was the Fund’s comparatively overweight exposure to utilities, furthered by underperforming stock selections in the sector. Utilities are generally considered a defensive sector, and traditionally defensive investments were out of favor during the reporting period. Stock selection in the communication services sector also detracted from the Fund’s relative performance.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the MSCI World Index (Net) came from information technology and materials, while utilities and communication services were the weakest. (Contributions take weightings and total returns into account.) In terms of countries, Germany and Japan were the strongest contributors, while the U.K. and Italy were the weakest.
Having been out of favor during most of the COVID-19 pandemic, the dividend yield factor was finally rewarded by the market during the reporting period. By the fall of 2020, progress on the vaccine rollout and the reopening of economies created a more widespread recovery across sectors in the equity markets, and dividend yield was no longer a headwind. It is worth noting that having exposure to dividend yield bolstered the Fund’s performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included semiconductor equipment maker KLA and insurer MetLife.
KLA is a leading provider of tools for inspection, process control and yield management for the semiconductor industry. Shares outperformed on underlying demand for the company’s products as semiconductor production continued to be capacity constrained. Semiconductor manufacturers announced increases in capital spending for 2021, and we expect that capital spending in the area will remain elevated over the next several years. The growth in both logic and memory channels supports numerous industries, with industrial and automotive most prominent among them. The company has historically returned a majority of free cash flow back to shareholders through a progressive dividend and share repurchases.
MetLife serves retail and commercial customers globally with an array of insurance offerings including life, disability, accident, health, dental, annuities and property/casualty coverage. The company is particularly strong in the group benefits area and has a significant presence outside the United States in Asia (Japan), Latin America and the EMEA (Europe, Middle East and Africa) region. Shares traded higher following the release of strong results for the fourth quarter of 2020 and the full year. MetLife executed well, delivering along multiple fronts with top-line growth across business lines and geographies, limited pandemic-related impacts and good expense control. The company also approved a new $3 billion share buyback program and stated its intention to complete the program in 2021. We believe management remains committed to rewarding shareholders with an attractive growing dividend, debt reduction and share repurchases.
The most significant detractors from the Fund’s absolute performance during the same period were utility American Electric Power Company (“AEP”) and global products company Procter & Gamble (“P&G”).
AEP is a regulated utility company that operates in several eastern, midwestern and southern states of the United States. The company also manages the largest electric transmission network

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

in the country. Shares underperformed along with utility peers as positive vaccine news in early November led to a significant rise in interest rates and a rally in recovery stocks. Shares were also weighed down by an FBI investigation of FirstEnergy, an AEP peer that also operates in Ohio. We believe it is worth noting that Ohio represents less than 15% of AEP's total rate base. Management has remained focused on delivering regulated earnings growth with an emphasis on transmission and distribution, leading to strong cash flow generation and mid-to-high single digit growth. AEP has historically rewarded its shareholders with an attractive and growing dividend.
P&G is a global consumer and household products manufacturer and marketer. Despite posting strong earnings growth for the third quarter of 2020, P&G shares traded lower as investors shifted focus to concerns over rising input costs, increased competitive intensity and more difficult comparable company analysis (comps) ahead. While commodity inflation remained a short-term headwind as of the end of the reporting period, we believe the company’s top-line growth is likely to benefit from recent reinvestment, enabling P&G to extend market share gains. In our opinion, management remains disciplined about returning cash to shareholders via dividends and share repurchases.
Positions in both AEP and P&G remained in the Fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund initiated positions in Norway-based telecommunications company Telenor and Japan-based automobile maker Toyota Motor during the reporting period.
Telenor is a telecommunications operator with major operations in the Nordic countries and Asia. Telenor operates the best or second-best networks in the markets that it serves. This network superiority gives the company pricing power in developed markets that remains very competitive. We believe its greatest growth opportunities are in emerging markets, which benefit from increasing cellular and smartphone penetration, and a growing population base. Cash flow growth from more developed markets is likely to come from share gains, moving customers to more expensive offerings and leveraging its largely fixed-cost network. Telenor has historically paid a well-covered dividend and has returned cash to shareholders through regular share repurchases.
Toyota Motor is the world's second-largest car manufacturer. It produces vehicles worldwide in a variety of configurations, including passenger cars, minivans, trucks and SUVs, and offers financing support to dealers and customers for both purchase and lease. We believe the company’s greatest growth opportunities are in increasing penetration of vehicle sales in emerging markets, taking share in fleet vehicles through its hydrogen offerings, leveraging its production capacity in developed markets on its internal combustion engine and appealing to a higher proportion of customers by concentrating on hybrid electric vehicles. Toyota has historically returned cash to shareholders through a well-supported dividend and regular share repurchases.
The Fund’s most significant sales during the same period included entirely closing its positions in French tire manufacturer Michelin and Swedish industrial equipment maker Atlas Copco.
The second largest tire manufacturer in the world, Michelin produces passenger, truck and specialty tires. Michelin aims to outpace industry growth as a result of its industry-leading technology that allows the company to charge premium prices and expand its market share. Passenger tire growth is largely a result of increasing miles driven, from which replacement demand follows. Truck sales are supported by increasing trade, while Michelin's specialty tire sales depend on a robust mining, agriculture, aircraft and infrastructure market. Michelin has historically paid a well-covered dividend in addition to maintaining its ongoing share repurchase program. The Fund exited its position to allocate the assets to other shareholder yield opportunities.
Atlas Copco makes products and provides services to improve productivity, energy efficiency and safety in manufacturing processes. Cash flow growth drivers include global industrial production, market share gains driven by the company's high level of product innovation and incremental contributions from acquisitions. Atlas Copco has historically returned cash to shareholders through a growing dividend with a 50% earnings payout target. The Fund exited its position in favor of other investment opportunities.
How did the Fund’s sector and country weightings change during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes were decreases in exposure to utilities and health care, and increases in exposure to financials and energy. From a country perspective, the Fund’s most significant allocation changes included increased exposure to Canada and Germany, and reduced exposure to the United States and Sweden. The Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund’s largest sector allocations on an absolute basis were to financials and information technology, while its smallest total sector allocations were to real estate and energy. As of the same date, relative to the MSCI World Index (Net), the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the
10	MainStay Epoch Global Equity Yield Fund

Fund. The Fund’s most significant underweight exposures were to the information technology and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 97.3%
Canada 8.0%
BCE, Inc. (Diversified Telecommunication Services)	277,586	$ 13,121,057
Fortis, Inc. (Electric Utilities)	190,297	8,488,781
Great-West Lifeco, Inc. (Insurance)	399,832	11,593,388
Nutrien Ltd. (Chemicals)	365,544	20,174,373
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	157,389	10,798,459
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	137,121	6,753,696
Royal Bank of Canada (Banks)	165,783	15,822,319
TELUS Corp. (Diversified Telecommunication Services)	523,066	10,851,550
		97,603,623
France 5.1%
AXA SA (Insurance) (a)	442,100	12,503,884
Danone SA (Food Products)	92,975	6,553,614
Orange SA (Diversified Telecommunication Services)	952,703	11,854,757
Sanofi (Pharmaceuticals) (a)	148,158	15,544,790
TOTAL SE (Oil, Gas & Consumable Fuels)	367,885	16,287,320
		62,744,365
Germany 7.5%
Allianz SE (Registered) (Insurance)	87,105	22,661,838
BASF SE (Chemicals)	178,325	14,381,364
Bayer AG (Registered) (Pharmaceuticals)	89,296	5,777,906
Deutsche Post AG (Registered) (Air Freight & Logistics)	239,460	14,093,693
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	438,453	8,434,082
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	56,186	16,255,816
Siemens AG (Registered) (Industrial Conglomerates)	63,209	10,549,351
		92,154,050
Italy 3.2%
Assicurazioni Generali SpA (Insurance)	588,509	11,805,221
Snam SpA (Gas Utilities)	3,172,176	17,848,343
	Shares	Value

Italy (continued)
Terna Rete Elettrica Nazionale SpA (Electric Utilities)	1,263,854	$ 9,314,342
		38,967,906
Japan 2.5%
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	456,700	15,189,903
Tokio Marine Holdings, Inc. (Insurance)	185,900	8,896,120
Toyota Motor Corp. (Automobiles)	84,200	6,261,263
		30,347,286
Norway 1.1%
Orkla ASA (Food Products)	656,508	6,700,735
Telenor ASA (Diversified Telecommunication Services)	409,069	7,295,326
		13,996,061
Republic of Korea 1.6%
Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	10,974	19,983,654
Singapore 0.6%
Singapore Exchange Ltd. (Capital Markets)	936,400	7,353,282
Spain 0.6%
Industria de Diseno Textil SA (Specialty Retail)	189,796	6,758,758
Switzerland 2.4%
Nestle SA (Registered) (Food Products)	72,908	8,692,278
Novartis AG (Registered) (Pharmaceuticals)	121,102	10,337,927
Roche Holding AG (Pharmaceuticals)	29,765	9,699,495
		28,729,700
Taiwan 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	174,131	20,328,053
United Kingdom 6.8%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals) (a)	145,482	7,720,730
BAE Systems plc (Aerospace & Defense)	2,335,879	16,329,838

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
British American Tobacco plc (Tobacco)	354,161	$ 13,118,039
British American Tobacco plc, Sponsored ADR (Tobacco)	116,720	4,378,167
Coca-Cola European Partners plc (Beverages)	121,737	6,917,097
GlaxoSmithKline plc (Pharmaceuticals)	627,077	11,601,267
National Grid plc (Multi-Utilities)	719,049	9,042,646
Unilever plc (Personal Products)	248,824	14,541,058
		83,648,842
United States 56.2%
AbbVie, Inc. (Biotechnology)	196,097	21,864,815
Altria Group, Inc. (Tobacco)	336,782	16,081,340
Ameren Corp. (Multi-Utilities)	91,637	7,774,483
American Electric Power Co., Inc. (Electric Utilities)	104,680	9,286,163
American Tower Corp. (Equity Real Estate Investment Trusts)	25,418	6,475,744
Amgen, Inc. (Biotechnology)	34,782	8,335,158
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	89,510	13,709,352
Apple, Inc. (Technology Hardware, Storage & Peripherals)	89,011	11,701,386
AT&T, Inc. (Diversified Telecommunication Services)	343,806	10,798,946
BlackRock, Inc. (Capital Markets)	8,361	6,850,167
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	29,315	13,373,503
Chevron Corp. (Oil, Gas & Consumable Fuels)	98,995	10,203,415
Cisco Systems, Inc. (Communications Equipment)	320,781	16,330,961
Coca-Cola Co. (The) (Beverages)	166,217	8,972,394
Dominion Energy, Inc. (Multi-Utilities)	160,197	12,799,740
Dow, Inc. (Chemicals)	182,605	11,412,812
Duke Energy Corp. (Electric Utilities)	84,614	8,519,784
Eaton Corp. plc (Electrical Equipment)	75,918	10,850,960
Emerson Electric Co. (Electrical Equipment)	91,302	8,261,918
Entergy Corp. (Electric Utilities)	107,690	11,769,440
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	565,625	13,015,031
Evergy, Inc. (Electric Utilities)	167,740	10,730,328
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	403,002	8,487,222
Hasbro, Inc. (Leisure Products)	123,239	12,256,119
	Shares	Value

United States (continued)
Home Depot, Inc. (The) (Specialty Retail)	23,076	$ 7,469,009
Intel Corp. (Semiconductors & Semiconductor Equipment)	118,392	6,811,092
International Business Machines Corp. (IT Services)	136,667	19,390,314
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	491,963	19,737,556
Johnson & Johnson (Pharmaceuticals)	62,875	10,231,649
JPMorgan Chase & Co. (Banks)	71,570	11,008,182
Kimberly-Clark Corp. (Household Products)	87,289	11,637,369
KLA Corp. (Semiconductors & Semiconductor Equipment)	56,878	17,936,477
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure) (b)	98,995	6,064,434
Lazard Ltd., Class A (Capital Markets)	247,222	11,122,518
Leggett & Platt, Inc. (Household Durables)	190,632	9,468,691
Lockheed Martin Corp. (Aerospace & Defense)	21,404	8,145,506
LyondellBasell Industries NV, Class A (Chemicals)	111,418	11,558,503
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	207,688	9,713,568
McDonald's Corp. (Hotels, Restaurants & Leisure)	32,775	7,737,522
Medtronic plc (Health Care Equipment & Supplies)	48,828	6,392,562
Merck & Co., Inc. (Pharmaceuticals)	166,217	12,383,166
MetLife, Inc. (Insurance)	286,616	18,237,376
Microsoft Corp. (Software)	87,562	22,081,385
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	100,332	9,045,933
Omnicom Group, Inc. (Media)	84,614	6,960,348
PepsiCo, Inc. (Beverages)	49,497	7,135,487
Pfizer, Inc. (Pharmaceuticals)	303,338	11,724,014
Philip Morris International, Inc. (Tobacco)	194,310	18,459,450
Phillips 66 (Oil, Gas & Consumable Fuels)	97,657	7,901,428
PNC Financial Services Group, Inc. (The) (Banks)	45,484	8,503,234
Procter & Gamble Co. (The) (Household Products)	42,474	5,666,881
Raytheon Technologies Corp. (Aerospace & Defense)	83,346	6,937,721
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
T. Rowe Price Group, Inc. (Capital Markets)	36,454	$ 6,532,557
Target Corp. (Multiline Retail)	32,106	6,654,290
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	93,793	16,930,574
Truist Financial Corp. (Banks)	199,693	11,843,792
United Parcel Service, Inc., Class B (Air Freight & Logistics)	38,461	7,840,659
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	19,732	6,416,057
Verizon Communications, Inc. (Diversified Telecommunication Services)	319,391	18,457,606
Watsco, Inc. (Trading Companies & Distributors)	33,444	9,794,410
WEC Energy Group, Inc. (Multi-Utilities)	85,951	8,351,859
Welltower, Inc. (Equity Real Estate Investment Trusts)	104,680	7,854,140
WP Carey, Inc. (Equity Real Estate Investment Trusts)	91,386	6,843,898
		686,842,398
Total Common Stocks (Cost $925,954,717)		1,189,457,978
Short-Term Investments 4.2%
Affiliated Investment Company 1.7%
United States 1.7%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	20,876,052	20,876,052
	Shares	Value

Unaffiliated Investment Company 2.5%
United States 2.5%
BlackRock Liquidity FedFund, 0.05% (c)(d)	30,214,648	$ 30,214,648
Total Short-Term Investments (Cost $51,090,700)		51,090,700
Total Investments (Cost $977,045,417)	101.5%	1,240,548,678
Other Assets, Less Liabilities	(1.5)	(17,998,154)
Net Assets	100.0%	$ 1,222,550,524

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $35,706,163; the total market value of collateral held by the Fund was $37,411,610. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $7,196,962. The Fund received cash collateral with a value of $30,214,648. (See Note 2(I))
(b)	Non-income producing security.
(c)	Current yield as of April 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Global Equity Yield Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,189,457,978	$ —	$ —	$ 1,189,457,978
Short-Term Investments
Affiliated Investment Company	20,876,052	—	—	20,876,052
Unaffiliated Investment Company	30,214,648	—	—	30,214,648
Total Short-Term Investments	51,090,700	—	—	51,090,700
Total Investments in Securities	$ 1,240,548,678	$ —	$ —	$ 1,240,548,678

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 31,413,065	2.6%
Air Freight & Logistics	21,934,352	1.7
Automobiles	6,261,263	0.5
Banks	47,177,527	3.9
Beverages	23,024,978	1.9
Biotechnology	30,199,973	2.5
Capital Markets	31,858,524	2.6
Chemicals	57,527,052	4.6
Communications Equipment	16,330,961	1.3
Diversified Telecommunication Services	80,813,324	6.7
Electric Utilities	58,108,838	4.9
Electrical Equipment	19,112,878	1.6
Equity Real Estate Investment Trusts	40,911,338	3.3
Food Products	21,946,627	1.7
Gas Utilities	17,848,343	1.4
Health Care Equipment & Supplies	6,392,562	0.5
Hotels, Restaurants & Leisure	31,016,472	2.5
Household Durables	9,468,691	0.8
Household Products	17,304,250	1.5
Industrial Conglomerates	10,549,351	0.9
Insurance	101,953,643	8.2
IT Services	19,390,314	1.6
Leisure Products	12,256,119	1.0
Media	6,960,348	0.6
Multiline Retail	6,654,290	0.5
Multi-Utilities	37,968,728	3.0
Oil, Gas & Consumable Fuels	57,120,762	4.6
Personal Products	14,541,058	1.2
Pharmaceuticals	110,210,847	9.1
Semiconductors & Semiconductor Equipment	89,089,051	7.4
Software	22,081,385	1.8
Specialty Retail	14,227,767	1.2
Technology Hardware, Storage & Peripherals	31,685,040	2.6
Textiles, Apparel & Luxury Goods	8,487,222	0.7
Tobacco	52,036,996	4.3
Trading Companies & Distributors	18,840,343	1.5
Wireless Telecommunication Services	6,753,696	0.6
	1,189,457,978	97.3
Short-Term Investments	51,090,700	4.2
Other Assets, Less Liabilities	(17,998,154)	(1.5)
Net Assets	$1,222,550,524	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Global Equity Yield Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $956,169,365) including securities on loan of $35,706,163	$1,219,672,626
Investment in affiliated investment companies, at value (identified cost $20,876,052)	20,876,052
Cash denominated in foreign currencies (identified cost $5,778,471)	5,824,312
Cash	373
Due from custodian	213,309
Receivables:
Dividends and interest	7,959,450
Fund shares sold	1,087,790
Securities lending	22,396
Other assets	66,667
Total assets	1,255,722,975
Liabilities
Cash collateral received for securities on loan	30,214,648
Payables:
Fund shares redeemed	1,310,812
Manager (See Note 3)	604,364
Transfer agent (See Note 3)	445,793
Investment securities purchased	357,396
Shareholder communication	71,846
Professional fees	61,131
NYLIFE Distributors (See Note 3)	57,773
Custodian	40,754
Trustees	1,437
Accrued expenses	6,497
Total liabilities	33,172,451
Net assets	$1,222,550,524
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 61,713
Additional paid-in-capital	1,092,648,785
1,092,710,498
Total distributable earnings (loss)	129,840,026
Net assets	$1,222,550,524
Class A
Net assets applicable to outstanding shares	$ 131,259,231
Shares of beneficial interest outstanding	6,611,297
Net asset value per share outstanding	$ 19.85
Maximum sales charge (5.50% of offering price)	1.16
Maximum offering price per share outstanding	$ 21.01
Investor Class
Net assets applicable to outstanding shares	$ 9,576,565
Shares of beneficial interest outstanding	483,355
Net asset value per share outstanding	$ 19.81
Maximum sales charge (5.00% of offering price)	1.04
Maximum offering price per share outstanding	$ 20.85
Class C
Net assets applicable to outstanding shares	$ 34,464,496
Shares of beneficial interest outstanding	1,746,253
Net asset value and offering price per share outstanding	$ 19.74
Class I
Net assets applicable to outstanding shares	$1,045,166,020
Shares of beneficial interest outstanding	52,766,550
Net asset value and offering price per share outstanding	$ 19.81
Class R2
Net assets applicable to outstanding shares	$ 542,692
Shares of beneficial interest outstanding	27,322
Net asset value and offering price per share outstanding	$ 19.86
Class R3
Net assets applicable to outstanding shares	$ 544,776
Shares of beneficial interest outstanding	27,461
Net asset value and offering price per share outstanding	$ 19.84
Class R6
Net assets applicable to outstanding shares	$ 996,744
Shares of beneficial interest outstanding	50,944
Net asset value and offering price per share outstanding	$ 19.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,348,730)	$ 22,355,578
Securities lending	55,428
Dividends-affiliated	776
Other	9,472
Total income	22,421,254
Expenses
Manager (See Note 3)	4,206,006
Transfer agent (See Note 3)	1,135,387
Distribution/Service—Class A (See Note 3)	146,081
Distribution/Service—Investor Class (See Note 3)	11,173
Distribution/Service—Class C (See Note 3)	209,285
Distribution/Service—Class R2 (See Note 3)	631
Distribution/Service—Class R3 (See Note 3)	1,276
Professional fees	71,823
Shareholder communication	68,787
Registration	66,667
Custodian	51,302
Trustees	15,135
Interest expense	10,996
Insurance	8,074
Shareholder service (See Note 3)	508
Miscellaneous	30,058
Total expenses before waiver/reimbursement	6,033,189
Expense waiver/reimbursement from Manager (See Note 3)	(606,227)
Net expenses	5,426,962
Net investment income (loss)	16,994,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	84,095,671
Foreign currency transactions	37,875
Net realized gain (loss)	84,133,546
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	198,771,547
Translation of other assets and liabilities in foreign currencies	(15,769)
Net change in unrealized appreciation (depreciation)	198,755,778
Net realized and unrealized gain (loss)	282,889,324
Net increase (decrease) in net assets resulting from operations	$299,883,616
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Global Equity Yield Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 16,994,292	$ 47,575,194
Net realized gain (loss)	84,133,546	(200,601,648)
Net change in unrealized appreciation (depreciation)	198,755,778	(66,389,034)
Net increase (decrease) in net assets resulting from operations	299,883,616	(219,415,488)
Distributions to shareholders:
Class A	(1,707,333)	(5,145,312)
Investor Class	(124,659)	(414,339)
Class C	(357,345)	(3,136,339)
Class I	(15,500,436)	(70,734,292)
Class R2	(6,709)	(23,851)
Class R3	(6,165)	(20,647)
Class R6	(7,993)	(2,664,103)
Total distributions to shareholders	(17,710,640)	(82,138,883)
Capital share transactions:
Net proceeds from sales of shares	139,873,089	361,913,175
Net asset value of shares issued to shareholder in reinvestment of distributions	15,666,536	69,769,141
Cost of shares redeemed	(476,545,676)	(828,069,448)
Increase (decrease) in net assets derived from capital share transactions	(321,006,051)	(396,387,132)
Net increase (decrease) in net assets	(38,833,075)	(697,941,503)
Net Assets
Beginning of period	1,261,383,599	1,959,325,102
End of period	$1,222,550,524	$1,261,383,599
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.83	$ 18.75	$ 18.38	$ 19.66	$ 17.42	$ 18.83
Net investment income (loss) (a)	0.22	0.46	0.57	0.60	0.49	0.53
Net realized and unrealized gain (loss) on investments	4.06	(2.59)	1.42	(1.30)	2.24	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
Total from investment operations	4.28	(2.13)	1.99	(0.70)	2.73	0.12
Less distributions:
From net investment income	(0.26)	(0.45)	(0.59)	(0.56)	(0.49)	(0.51)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	(1.02)
Total distributions	(0.26)	(0.79)	(1.62)	(0.58)	(0.49)	(1.53)
Net asset value at end of period	$ 19.85	$ 15.83	$ 18.75	$ 18.38	$ 19.66	$ 17.42
Total investment return (b)	27.14%	(11.48)%	11.66%	(3.64)%	15.88%	0.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%††	2.74%	3.17%	3.07%	2.62%	2.97%
Net expenses (c)	1.09%†† (d)	1.09% (d)	1.10% (d)	1.10%	1.14%	1.11% (d)
Expenses (before waiver/reimbursement) (c)	1.19%††	1.14%	1.14%	1.16%	1.14%	1.11%
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 131,259	$ 103,166	$ 125,791	$ 134,136	$ 782,204	$ 900,737

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.80	$ 18.72	$ 18.35	$ 19.63	$ 17.39	$ 18.80
Net investment income (loss) (a)	0.21	0.46	0.57	0.54	0.49	0.53
Net realized and unrealized gain (loss) on investments	4.06	(2.59)	1.42	(1.24)	2.25	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
Total from investment operations	4.27	(2.13)	1.99	(0.70)	2.74	0.12
Less distributions:
From net investment income	(0.26)	(0.45)	(0.59)	(0.56)	(0.50)	(0.51)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	(1.02)
Total distributions	(0.26)	(0.79)	(1.62)	(0.58)	(0.50)	(1.53)
Net asset value at end of period	$ 19.81	$ 15.80	$ 18.72	$ 18.35	$ 19.63	$ 17.39
Total investment return (b)	27.10%	(11.53)%	11.67%	(3.65)%	15.93%	0.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%††	2.70%	3.15%	2.80%	2.66%	3.04%
Net expenses (c)	1.16%†† (d)	1.13% (d)	1.11% (d)	1.10%	1.11%	1.11% (d)
Expenses (before waiver/reimbursement) (c)	1.17%††	1.13%	1.11%	1.10%	1.11%	1.11%
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 9,577	$ 7,897	$ 10,067	$ 9,582	$ 10,849	$ 10,419

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.73	$ 18.62	$ 18.25	$ 19.53	$ 17.30	$ 18.71
Net investment income (loss) (a)	0.14	0.34	0.44	0.40	0.35	0.40
Net realized and unrealized gain (loss) on investments	4.05	(2.57)	1.41	(1.25)	2.24	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
Total from investment operations	4.19	(2.23)	1.85	(0.85)	2.59	(0.01)
Less distributions:
From net investment income	(0.18)	(0.32)	(0.45)	(0.41)	(0.36)	(0.38)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	(1.02)
Total distributions	(0.18)	(0.66)	(1.48)	(0.43)	(0.36)	(1.40)
Net asset value at end of period	$ 19.74	$ 15.73	$ 18.62	$ 18.25	$ 19.53	$ 17.30
Total investment return (b)	26.69%	(12.14)%	10.88%	(4.41)%	15.08%	0.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%††	2.00%	2.47%	2.08%	1.91%	2.26%
Net expenses (c)	1.85%†† (d)	1.84% (d)	1.85% (d)	1.84%	1.86%	1.86% (d)
Expenses (before waiver/reimbursement) (c)	1.92%††	1.88%	1.87%	1.85%	1.86%	1.86%
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 34,464	$ 42,298	$ 97,872	$ 138,182	$ 189,291	$ 221,557

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.79	$ 18.72	$ 18.34	$ 19.63	$ 17.39	$ 18.80
Net investment income (loss) (a)	0.27	0.50	0.62	0.59	0.53	0.57
Net realized and unrealized gain (loss) on investments	4.03	(2.59)	1.43	(1.25)	2.25	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
Total from investment operations	4.30	(2.09)	2.05	(0.66)	2.78	0.17
Less distributions:
From net investment income	(0.28)	(0.50)	(0.64)	(0.61)	(0.54)	(0.56)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	(1.02)
Total distributions	(0.28)	(0.84)	(1.67)	(0.63)	(0.54)	(1.58)
Net asset value at end of period	$ 19.81	$ 15.79	$ 18.72	$ 18.34	$ 19.63	$ 17.39
Total investment return (b)	27.35%	(11.31)%	12.03%	(3.44)%	16.20%	1.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%††	2.98%	3.44%	3.03%	2.87%	3.25%
Net expenses (c)	0.84%†† (d)	0.84% (d)	0.85% (d)	0.85%	0.89%	0.86% (d)
Expenses (before waiver/reimbursement) (c)	0.94%††	0.89%	0.89%	0.91%	0.89%	0.86%
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 1,045,166	$ 1,106,793	$ 1,657,341	$ 2,279,815	$ 2,850,185	$ 2,817,292

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.84	$ 18.77	$ 18.39	$ 19.67	$ 17.42	$ 18.83
Net investment income (loss) (a)	0.24	0.44	0.55	0.50	0.48	0.50
Net realized and unrealized gain (loss) on investments	4.03	(2.60)	1.42	(1.24)	2.25	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
Total from investment operations	4.27	(2.16)	1.97	(0.74)	2.73	0.11
Less distributions:
From net investment income	(0.25)	(0.43)	(0.56)	(0.52)	(0.48)	(0.50)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	(1.02)
Total distributions	(0.25)	(0.77)	(1.59)	(0.54)	(0.48)	(1.52)
Net asset value at end of period	$ 19.86	$ 15.84	$ 18.77	$ 18.39	$ 19.67	$ 17.42
Total investment return (b)	27.01%	(11.66)%	11.55%	(3.81)%	15.83%	0.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%††	2.59%	3.02%	2.60%	2.58%	2.86%
Net expenses (c)	1.28%†† (d)	1.24% (d)	1.24% (d)	1.27%	1.23%	1.21% (d)
Expenses (before waiver/reimbursement) (c)	1.29%††	1.24%	1.24%	1.27%	1.23%	1.21%
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 543	$ 459	$ 632	$ 583	$ 293	$ 374

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 15.82	$ 18.74	$ 18.36	$ 19.65	$ 17.41	$ 16.80
Net investment income (loss) (a)	0.18	0.40	0.53	0.47	0.29	0.29
Net realized and unrealized gain (loss) on investments	4.06	(2.60)	1.40	(1.26)	2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	(0.00)‡	(0.00)‡	0.00‡	0.01
Total from investment operations	4.24	(2.20)	1.93	(0.79)	2.68	0.99
Less distributions:
From net investment income	(0.22)	(0.38)	(0.52)	(0.48)	(0.44)	(0.38)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	—
Total distributions	(0.22)	(0.72)	(1.55)	(0.50)	(0.44)	(0.38)
Net asset value at end of period	$ 19.84	$ 15.82	$ 18.74	$ 18.36	$ 19.65	$ 17.41
Total investment return (b)	26.90%	(11.87)%	11.28%	(4.10)%	15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%††	2.33%	2.92%	2.42%	1.54%	2.42%††
Net expenses (c)	1.53%†† (d)	1.49% (d)	1.49% (d)	1.52%	1.50%	1.45%††
Expenses (before waiver/reimbursement) (c)	1.54%††	1.49%	1.49%	1.52%	1.50%	1.45%††
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 545	$ 446	$ 568	$ 690	$ 543	$ 51

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R6		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.60	$ 18.73	$ 18.35	$ 19.64	$ 17.40	$ 18.81
Net investment income (loss) (a)	0.28	0.54	0.63	0.63	0.48	0.53
Net realized and unrealized gain (loss) on investments	3.98	(2.81)	1.43	(1.27)	2.33	(0.34)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
Total from investment operations	4.26	(2.27)	2.06	(0.64)	2.81	0.19
Less distributions:
From net investment income	(0.29)	(0.52)	(0.65)	(0.63)	(0.57)	(0.58)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—	(1.02)
Total distributions	(0.29)	(0.86)	(1.68)	(0.65)	(0.57)	(1.60)
Net asset value at end of period	$ 19.57	$ 15.60	$ 18.73	$ 18.35	$ 19.64	$ 17.40
Total investment return (b)	27.43%	(12.32)%	12.14%	(3.32)%	16.36%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%††	3.18%	3.50%	3.25%	2.55%	3.04%
Net expenses (c)	0.73%†† (d)	0.74% (d)	0.75% (d)	0.74%	0.74%	0.74% (d)
Expenses (before waiver/reimbursement) (c)	0.74%††	0.76%	0.75%	0.74%	0.74%	0.74%
Portfolio turnover rate	17%	40%	24%	15%	18%	21%
Net assets at end of period (in 000’s)	$ 997	$ 325	$ 67,054	$ 83,418	$ 111,720	$ 33,404

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Epoch Global Equity Yield Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect

27

Notes to Financial Statements (Unaudited) (continued)
to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities

28	MainStay Epoch Global Equity Yield Fund

are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of
29

Notes to Financial Statements (Unaudited) (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum

30	MainStay Epoch Global Equity Yield Fund

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $4,206,006 and waived fees and/or reimbursed certain class specific expenses in the amount of $606,227 and paid the Subadvisor in the amount of $2,103,814.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
31

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 253
Class R3	255
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $4,690 and $451, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2021, of $1,347 and $655, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$111,065	$—
Investor Class	7,667	—
Class C	35,756	—
Class I	979,925	—
Class R2	479	—
Class R3	485	—
Class R6	10	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 18,692	$ 270,521	$ (268,337)	$ —	$ —	$ 20,876	$ 1	$ —	20,876

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$36,273	6.7%
Class R3	36,485	6.7
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$993,743,584	$264,134,795	$(17,329,701)	$246,805,094
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $205,555,324 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is
32	MainStay Epoch Global Equity Yield Fund

probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$69,975	$135,580
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$46,400,441
Long-Term Capital Gains	35,738,442
Total	$82,138,883
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $7,893 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, the Fund utilized the line of credit for 6 days, maintained an average daily balance of $41,527,600, at a weighted average interest rate of 1.37% and incurred interest expense in the amount of $10,995. As of April 30, 2021, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $202,897 and $514,532, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	860,943	$ 16,454,149
Shares issued to shareholders in reinvestment of distributions	73,365	1,395,270
Shares redeemed	(889,939)	(16,350,637)
Net increase (decrease) in shares outstanding before conversion	44,369	1,498,782
Shares converted into Class A (See Note 1)	49,952	949,684
Shares converted from Class A (See Note 1)	(428)	(8,525)
Net increase (decrease)	93,893	$ 2,439,941
Year ended October 31, 2020:
Shares sold	1,967,589	$ 32,849,885
Shares issued to shareholders in reinvestment of distributions	281,903	4,699,048
Shares redeemed	(2,495,861)	(40,787,576)
Net increase (decrease) in shares outstanding before conversion	(246,369)	(3,238,643)
Shares converted into Class A (See Note 1)	71,291	1,178,778
Shares converted from Class A (See Note 1)	(14,681)	(255,118)
Net increase (decrease)	(189,759)	$ (2,314,983)

33

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	26,887	$ 511,911
Shares issued to shareholders in reinvestment of distributions	6,535	123,865
Shares redeemed	(40,119)	(742,454)
Net increase (decrease) in shares outstanding before conversion	(6,697)	(106,678)
Shares converted into Investor Class (See Note 1)	11,327	218,199
Shares converted from Investor Class (See Note 1)	(21,209)	(398,895)
Net increase (decrease)	(16,579)	$ (287,374)
Year ended October 31, 2020:
Shares sold	72,783	$ 1,217,338
Shares issued to shareholders in reinvestment of distributions	24,777	412,254
Shares redeemed	(104,256)	(1,752,343)
Net increase (decrease) in shares outstanding before conversion	(6,696)	(122,751)
Shares converted into Investor Class (See Note 1)	3,709	60,290
Shares converted from Investor Class (See Note 1)	(34,880)	(596,092)
Net increase (decrease)	(37,867)	$ (658,553)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	28,230	$ 528,668
Shares issued to shareholders in reinvestment of distributions	17,617	332,754
Shares redeemed	(951,180)	(17,836,152)
Net increase (decrease) in shares outstanding before conversion	(905,333)	(16,974,730)
Shares converted from Class C (See Note 1)	(37,755)	(721,754)
Net increase (decrease)	(943,088)	$ (17,696,484)
Year ended October 31, 2020:
Shares sold	180,256	$ 3,062,043
Shares issued to shareholders in reinvestment of distributions	138,025	2,312,613
Shares redeemed	(2,842,169)	(46,642,965)
Net increase (decrease) in shares outstanding before conversion	(2,523,888)	(41,268,309)
Shares converted from Class C (See Note 1)	(42,044)	(668,840)
Net increase (decrease)	(2,565,932)	$ (41,937,149)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	6,471,616	$ 121,756,402
Shares issued to shareholders in reinvestment of distributions	729,061	13,793,806
Shares redeemed	(24,513,786)	(441,503,506)
Net increase (decrease) in shares outstanding before conversion	(17,313,109)	(305,953,298)
Shares converted into Class I (See Note 1)	663	12,348
Shares converted from Class I (See Note 1)	(2,856)	(51,057)
Net increase (decrease)	(17,315,302)	$(305,992,007)
Year ended October 31, 2020:
Shares sold	19,441,904	$ 320,299,767
Shares issued to shareholders in reinvestment of distributions	3,586,988	59,636,707
Shares redeemed	(41,503,028)	(672,684,989)
Net increase (decrease) in shares outstanding before conversion	(18,474,136)	(292,748,515)
Shares converted into Class I (See Note 1)	16,253	280,982
Net increase (decrease)	(18,457,883)	$(292,467,533)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	353	$ 6,709
Shares redeemed	(1,983)	(35,258)
Net increase (decrease)	(1,630)	$ (28,549)
Year ended October 31, 2020:
Shares sold	1,271	$ 22,020
Shares issued to shareholders in reinvestment of distributions	1,430	23,851
Shares redeemed	(7,402)	(123,706)
Net increase (decrease)	(4,701)	$ (77,835)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,277	$ 23,720
Shares issued to shareholders in reinvestment of distributions	323	6,139
Shares redeemed	(2,315)	(43,043)
Net increase (decrease)	(715)	$ (13,184)
Year ended October 31, 2020:
Shares sold	3,768	$ 63,647
Shares issued to shareholders in reinvestment of distributions	1,222	20,565
Shares redeemed	(7,128)	(104,448)
Net increase (decrease)	(2,138)	$ (20,236)

34	MainStay Epoch Global Equity Yield Fund

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	31,478	$ 598,239
Shares issued to shareholders in reinvestment of distributions	426	7,993
Shares redeemed	(1,789)	(34,626)
Net increase (decrease)	30,115	$ 571,606
Year ended October 31, 2020:
Shares sold	313,727	$ 4,398,475
Shares issued to shareholders in reinvestment of distributions	161,020	2,664,103
Shares redeemed	(4,034,612)	(65,973,421)
Net increase (decrease)	(3,559,865)	$ (58,910,843)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

36	MainStay Epoch Global Equity Yield Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Epoch to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its

38	MainStay Epoch Global Equity Yield Fund

affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service
Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
40	MainStay Epoch Global Equity Yield Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay Epoch Global Equity Yield Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737580MS071-21	MSEGE10-06/21
(NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/1/2006	16.96%	27.19%	6.91%	3.49%	1.20%
		Excluding sales charges		23.77	34.60	8.13	4.07	1.20
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	4/29/2008	17.45	26.87	6.68	3.31	1.46
		Excluding sales charges		23.63	34.26	7.89	3.90	1.46
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/2006	22.15	32.28	7.04	3.10	2.21
	if Redeemed Within One Year of Purchase	Excluding sales charges		23.15	33.28	7.04	3.10	2.21
Class I Shares	No Sales Charge		12/31/1997	23.93	34.95	8.40	4.37	0.95
Class R1 Shares	No Sales Charge		9/1/2006	23.88	34.83	8.30	4.27	1.05
Class R2 Shares	No Sales Charge		9/1/2006	23.75	34.50	8.03	3.98	1.30
Class R3 Shares	No Sales Charge		9/1/2006	23.58	34.14	7.75	3.71	1.55
SIMPLE Class Shares	No Sales Charge		8/31/2020	23.49	15.54	N/A	N/A	1.71

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[1]	28.84%	39.88%	8.87%	5.22%
Morningstar Foreign Large Blend Category Average[2]	27.60	41.69	8.84	4.72

1.	The MSCI EAFE® Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,237.70	$ 6.77	$1,018.75	$ 6.11	1.22%
Investor Class Shares	$1,000.00	$1,236.30	$ 8.10	$1,017.56	$ 7.30	1.46%
Class C Shares	$1,000.00	$1,231.50	$12.23	$1,013.84	$11.04	2.21%
Class I Shares	$1,000.00	$1,239.30	$ 5.27	$1,020.08	$ 4.76	0.95%
Class R1 Shares	$1,000.00	$1,238.80	$ 5.83	$1,019.59	$ 5.26	1.05%
Class R2 Shares	$1,000.00	$1,237.50	$ 7.21	$1,018.35	$ 6.51	1.30%
Class R3 Shares	$1,000.00	$1,235.80	$ 8.70	$1,017.01	$ 7.85	1.57%
SIMPLE Class Shares	$1,000.00	$1,234.90	$ 9.50	$1,016.36	$ 8.57	1.71%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
France	22.7%
Japan	18.2
United States	16.7
United Kingdom	15.4
Netherlands	10.1
Switzerland	9.8
Spain	5.3
Finland	3.2
Macao	2.9%
Republic of Korea	2.5
Taiwan	2.5
Italy	2.0
Other Assets, Less Liabilities	–11.3
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	AXA SA
2.	Swiss Re AG
3.	Bureau Veritas SA
4.	Koninklijke Philips NV
5.	Takeda Pharmaceutical Co. Ltd.
6.	ABB Ltd. (Registered)
7.	Nordea Bank Abp
8.	Coca-Cola European Partners plc
9.	Willis Towers Watson plc
10.	Rentokil Initial plc

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor .
How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Epoch International Choice Fund returned 23.93%, underperforming the 28.84% return of the Fund’s primary benchmark, the MSCI EAFE® Index (Net). Over the same period, Class I shares also underperformed the 27.60% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Both sector allocations and stock selection detracted from the Fund’s performance relative to the MSCI EAFE® Index (Net). Among the Fund’s sector allocations, underweight positions in the energy and financials sectors were the largest detractors. Stock selections in communication services and materials proved the most notable detractors, while selections in the consumer staples sector bolstered relative returns.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, the countries making the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index (Net) included Japan and the Netherlands. (Contributions take weightings and total returns into account.) Conversely, the countries detracting most significantly from the Fund’s relative returns were France, Spain and the U.K.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s top contributors to absolute performance included shares in South Korea-based diversified electronics device maker Samsung Electronics, French insurer AXA and Netherlands-based semiconductor manufacturing equipment maker ASML Holding.
Samsung Electronics is a leading manufacturer of mobile devices, display technology, DRAM and NAND digital memory, and consumer electronics. It also provides foundry services to third parties along with developing and building its own semiconductors. Share prices increased on improving NAND and DRAM supply/demand projections, firming up pricing for both. Demand was broadly based, but increased memory capacity in 5G phones and data center demand were important drivers.
AXA continued to deliver solid cash flow generation while further reinforcing its strong balance sheet. U.S. subsidiary AXA XL built additional reserves to address potential COVID-19-related claims, which proved slow to materialize given the economic stimulus and better-than-expected business conditions. Investors began appreciating the high likelihood that the company’s reserves may prove sufficient, while cash generation started to grow again as planned. Near-term capital return to shareholders also appears increasingly likely, providing additional support to the company’s shares.
ASML’s products allow semiconductor manufacturers to choose the optimal numerical aperture and wavelength for their applications and assure uniformity. The stock was buoyed by upgraded spending plans from several top semiconductor companies, including TSM, Samsung and Intel, as the industry’s top players vie for a competitive edge. At the same time, announcements of support by the U.S. and European Union for more localized semiconductor production highlighted the push to secure semiconductor independence by governments around the world. In our view, ASML is unlike any other company in the semiconductor chain due to its monopoly on the photolithography process. We believe ASML is on track to sell at least 40 EUV (extreme ultraviolet) systems in 2021, up from 31 EUV units in 2020, with capacity constraint being the primary limiting factor as demand appears robust.
During the same period, the most significant detractors from the Fund’s absolute performance were France-based video game maker Ubisoft Entertainment, Spain-based wireless infrastructure company Cellnex Telecom and Taiwanese semiconductor maker Taiwan Semiconductor Manufacturing.
During the reporting period, Ubisoft Entertainment posted strong third-quarter 2020 results due to contributions from new releases and strong engagement across the company’s portfolio of games. However, full-year guidance was tightened, including some projected weakness based on the delayed timing of some titles. We view the delay of these new releases as an immaterial shifting of revenue, profit and cash flows into future quarters. We continue to believe the company has a significant runway for margin improvement and free cash flow growth over the next several years due to bookings growth from current and upcoming projects, higher margin bookings from the continued shift from physical to digital delivery, and a greater mix of bookings from in-game purchase.
Due to its business model’s lack of economic sensitivity, Cellnex Telecom stock suffered as investors favored companies poised to benefit from a reopening of the economy.
The Fund initiated its position in Taiwan Semiconductor Manufacturing (TSM) toward the end of the reporting period prior

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

to a dip in the share price. The company manufactures and markets integrated circuits for use in computer, communication, consumer electronics, automotive and industrial equipment industries. TSM makes chips for semiconductor and systems companies that do not have their own manufacturing facilities, such as AMD, Broadcom, NVIDIA and QUALCOMM. Remaining sales come from integrated device manufacturers, including STMicroelectronics and Texas Instruments. In our opinion, TSM is a high-quality company with a dominant market leadership position, high margins and a high return on invested capital. We view the company as a global leader with a visible roadmap to further market share gains, supported by the structural industry trends mentioned above. The company has historically been a good steward of capital with an attractive dividend payout ratio.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in Western European Coca-Cola bottler Coca-Cola European Partners, Japanese machine maker Toyota Industries and European utility company Enel.
Coca-Cola European Partners (CCEP) distributes and sells ready-to-drink beverages through the following brands: Coca-Cola, Diet Coke or Coca-Cola Light, Coke Zero, Coca-Cola Life, Fanta and Sprite. It also offers energy drinks, waters, juices, sports drinks and ready-to-drink teas. As of July 2020, CCEP volumes had recovered nearly completely from the pandemic-related slowdown after having bottomed at in April of that year. Thus, it appeared to us that the worst had passed, barring further geographically broad lockdowns in Western Europe. Our expectation was that, as volumes sequentially recovered, fixed-cost absorption and margins should also recover. CCEP was aggressive through the crisis in reducing costs, targeting significant savings in discretionary operating expenses such as trade marketing, incentives and travel. Some of these savings may become permanent, and we see an opportunity for the company to improve the efficiency of its promotions when they do return to a more normalized environment. CCEP also took the opportunity to eliminate lesser-selling products, which should improve line efficiency. We anticipate free cash flow returning to pre-pandemic levels in 2022, despite assuming volumes remain slightly below 2019 levels for the legacy CCEP business. Furthermore, CCEP has made an offer to acquire Coca-Cola Amatil, the Coca-Cola bottler in Australia, New Zealand and Indonesia. We believe this proposed transaction offers the opportunity for CCEP management to employ a playbook similar to that executed in Western Europe to reinvigorate revenue growth in Australia and extract operating efficiencies, thereby generating attractive returns for shareholders.
Holdings in Toyota Industries stock provide the Fund with exposure to automation and electrification trends. The company originally, and still, manufactures automatic looms. The company has also established leadership in materials handling equipment (forklifts) and automotive parts (air conditioning compressors). In our opinion, it is well positioned to grow profitably, providing balanced exposure to both long-term structural trends and cyclical near-term recovery. Accelerating e-commerce growth worldwide is driving increased demand for Toyota Industries' materials handling equipment and solutions. Furthermore, as the company’s logistics solutions business leverages the benefits from recent acquisitions and continues to scale, we believe it should be able to increase operating margins from the mid-single digits to the high-single digits during the next several years. Rising electric vehicle penetration is increasing demand for the company's automotive compressors. The company boasts a leading position and majority market share in electric compressors, where demand is rising due to their high efficiency and long-drive range. Given these positive trends, we view the company as positioned to deliver mid-single digit sales growth, low-teens operating profit growth, and steady free cash flow generation for several years. Importantly, the company's major equity holdings in Toyota Motor, Denso and Aisin Seiki accounted for more than 80% of its market cap at the time of the Fund’s investment, implying the valuation of the underlying business was highly discounted.
We believe Enel is well positioned for growth in renewable energy. It operates as a multinational power company and is an integrated player in the global power, gas and renewables markets. The world of utilities is experiencing an era of profound transformation, mainly driven by the challenge of decarbonizing the energy sector. We believe the progressive shift of generation from fossil fuels to renewable sources, together with the acceleration in the electrification of final consumption, will be the main trends in the energy transition. Energy infrastructures and digital platforms will be key factors in enabling this transition and achieving the United Nations' Sustainable Development Goals and the milestones associated with the European Green Deal. Enel's management has executed well over the last six years and has recently communicated a shareholder value creation model that includes raising the dividend at a steadily compounded rate while generating strong earnings per share growth. Importantly, the company has also communicated solid plans for expanding its mix of green energy projects while significantly reducing its reliance on fossil fuels. Indeed, Enel’s stated goal is to be coal-free by 2027 and to expand its renewables mix to over 80% of generation capacity from roughly 55% today. Enel's plans are partially in response to the European Green Deal, which proposes several green energy targets and milestones out to 2050. We believe that, as the mix increasingly shifts toward renewables and if management executes on its three-year plan to create shareholder value, the company’s valuation should expand to reflect the improved mix and execution.
During the same period, the Fund’s most significant sales included positions in Swiss food and drink producer Nestlé, Swiss
10	MainStay Epoch International Choice Fund

pharmaceutical firm Roche Holdings and Japanese security services firm Secom.
During the reporting period, we believed it made sense for the Fund to own companies across the spectrum of sensitivity to the current crisis, from relatively unaffected names to those that we believed should significantly benefit from a return to some sense of normalcy. To better balance the Fund’s holdings across this spectrum, we exited the Fund’s positions in Nestlé and Roche. In our view, these two defensive businesses have been relatively immune to the crisis. Based on the positive vaccine news in the fourth quarter of 2020 and the potential for the pandemic to resolve sooner rather than later, we believed it prudent to modestly shift the Fund’s exposure to names with greater exposure to economic reopening and recovery.
With regard to Secom, while the company has a resilient business model with defensive characteristics, we find those same attributes in Enel, described above. However, we believe Enel offers a more attractive medium-term growth profile, driven by its investment in renewable energy. Accordingly, we elected to sell the Fund’s Secom shares and use the proceeds to initiate a position in Enel.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector weight during the reporting period were in consumer discretionary and financials. Conversely, the Fund saw reductions in exposure to the health care and communication services sectors. From a country perspective, the Fund experienced its largest increase in exposure to France and its most significant reduction in exposure to Switzerland.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held its most overweight exposures relative to the MSCI EAFE® Index (Net) to the information technology, consumer discretionary and communication services sectors. As of the same date, the Fund’s most underweight positions were in the energy, real estate and financials sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 97.8%
Finland 3.2%
Nordea Bank Abp (Banks)	978,395	$ 10,165,863
France 22.7%
AXA SA (Insurance) (a)	460,691	13,029,692
Bureau Veritas SA (Professional Services)	394,654	11,800,138
EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	40,890	6,803,744
Kering SA (Textiles, Apparel & Luxury Goods)	5,961	4,776,547
Pernod Ricard SA (Beverages)	35,928	7,373,291
Sanofi (Pharmaceuticals) (a)	87,355	9,165,318
Schneider Electric SE (Electrical Equipment) (a)	56,159	8,981,133
Ubisoft Entertainment SA (Entertainment) (b)	126,426	9,493,649
		71,423,512
Italy 2.0%
Enel SpA (Electric Utilities)	625,754	6,219,369
Japan 18.2%
Asahi Group Holdings Ltd. (Beverages)	188,400	7,869,393
Hoya Corp. (Health Care Equipment & Supplies)	72,400	8,237,661
Keyence Corp. (Electronic Equipment, Instruments & Components)	16,400	7,881,124
SoftBank Group Corp. (Wireless Telecommunication Services)	75,600	6,837,826
Sony Group Corp. (Household Durables)	83,800	8,357,764
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	306,500	10,194,231
Toyota Industries Corp. (Auto Components)	96,000	7,685,973
		57,063,972
Macao 2.9%
Sands China Ltd. (Hotels, Restaurants & Leisure)	1,903,100	9,040,506
Netherlands 10.1%
Akzo Nobel NV (Chemicals)	60,995	7,327,258
ASML Holding NV (Semiconductors & Semiconductor Equipment)	13,565	8,826,172
Koninklijke DSM NV (Chemicals)	29,644	5,317,413
	Shares	Value

Netherlands (continued)
Koninklijke Philips NV (Health Care Equipment & Supplies)	184,274	$ 10,385,955
		31,856,798
Republic of Korea 2.5%
Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	4,380	7,975,980
Spain 5.3%
Cellnex Telecom SA (Diversified Telecommunication Services)	157,290	8,895,353
Industria de Diseno Textil SA (Specialty Retail) (a)	216,491	7,709,384
		16,604,737
Switzerland 9.8%
ABB Ltd. (Registered) (Electrical Equipment)	313,939	10,192,490
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	222,296	8,327,677
Swiss Re AG (Insurance)	131,809	12,250,696
		30,770,863
Taiwan 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	67,356	7,863,139
United Kingdom 15.4%
Coca-Cola European Partners plc (Beverages)	175,255	9,957,989
Croda International plc (Chemicals)	66,720	6,232,597
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	98,369	6,999,121
Linde plc (Chemicals)	31,831	9,098,573
Rentokil Initial plc (Commercial Services & Supplies)	1,379,936	9,536,426
Unilever plc (Personal Products)	112,360	6,566,221
		48,390,927
United States 3.2%
Willis Towers Watson plc (Insurance)	38,127	9,869,555
Total Common Stocks (Cost $247,924,964)		307,245,221

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch International Choice Fund

	Shares	Value
Short-Term Investments 13.5%
Affiliated Investment Company 0.7%
United States 0.7%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	2,160,928	$ 2,160,928
Unaffiliated Investment Company 12.8%
United States 12.8%
BlackRock Liquidity FedFund, 0.05% (c)(d)	40,195,171	40,195,171
Total Short-Term Investments (Cost $42,356,099)		42,356,099
Total Investments (Cost $290,281,063)	111.3%	349,601,320
Other Assets, Less Liabilities	(11.3)	(35,373,755)
Net Assets	100.0%	$ 314,227,565

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $37,918,987. The Fund received cash collateral with a value of $40,195,171. (See Note 2(H))
(b)	Non-income producing security.
(c)	Current yield as of April 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 307,245,221	$ —	$ —	$ 307,245,221
Short-Term Investments
Affiliated Investment Company	2,160,928	—	—	2,160,928
Unaffiliated Investment Company	40,195,171	—	—	40,195,171
Total Short-Term Investments	42,356,099	—	—	42,356,099
Total Investments in Securities	$ 349,601,320	$ —	$ —	$ 349,601,320

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Auto Components	$ 7,685,973	2.5%
Banks	10,165,863	3.2
Beverages	25,200,673	8.0
Chemicals	27,975,841	8.9
Commercial Services & Supplies	9,536,426	3.0
Diversified Telecommunication Services	8,895,353	2.8
Electric Utilities	6,219,369	2.0
Electrical Equipment	19,173,623	6.1
Electronic Equipment, Instruments & Components	7,881,124	2.5
Entertainment	9,493,649	3.0
Health Care Equipment & Supplies	18,623,616	5.9
Hotels, Restaurants & Leisure	16,039,627	5.1
Household Durables	8,357,764	2.7
Insurance	35,149,943	11.2
Personal Products	6,566,221	2.1
Pharmaceuticals	19,359,549	6.1
Professional Services	11,800,138	3.8
Semiconductors & Semiconductor Equipment	25,016,988	8.0
Specialty Retail	7,709,384	2.5
Technology Hardware, Storage & Peripherals	7,975,980	2.5
Textiles, Apparel & Luxury Goods	11,580,291	3.7
Wireless Telecommunication Services	6,837,826	2.2
	307,245,221	97.8
Short-Term Investments	42,356,099	13.5
Other Assets, Less Liabilities	(35,373,755)	(11.3)
Net Assets	$314,227,565	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch International Choice Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $288,120,135) including securities on loan of $37,918,987	$347,440,392
Investment in affiliated investment companies, at value (identified cost $2,160,928)	2,160,928
Cash denominated in foreign currencies (identified cost $1,566,073)	1,562,037
Receivables:
Dividends and interest	3,647,379
Fund shares sold	103,342
Securities lending	1,222
Other assets	64,070
Total assets	354,979,370
Liabilities
Cash collateral received for securities on loan	40,195,171
Due to custodian	6,836
Payables:
Manager (See Note 3)	203,911
Fund shares redeemed	202,421
Professional fees	39,624
Transfer agent (See Note 3)	38,595
Custodian	30,345
Shareholder communication	21,786
NYLIFE Distributors (See Note 3)	13,116
Total liabilities	40,751,805
Net assets	$314,227,565
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 7,579
Additional paid-in-capital	339,035,577
339,043,156
Total distributable earnings (loss)	(24,815,591)
Net assets	$314,227,565
Class A
Net assets applicable to outstanding shares	$ 27,328,481
Shares of beneficial interest outstanding	658,597
Net asset value per share outstanding	$ 41.49
Maximum sales charge (5.50% of offering price)	2.41
Maximum offering price per share outstanding	$ 43.90
Investor Class
Net assets applicable to outstanding shares	$ 5,831,470
Shares of beneficial interest outstanding	140,704
Net asset value per share outstanding	$ 41.44
Maximum sales charge (5.00% of offering price)	2.18
Maximum offering price per share outstanding	$ 43.62
Class C
Net assets applicable to outstanding shares	$ 1,507,439
Shares of beneficial interest outstanding	37,190
Net asset value and offering price per share outstanding	$ 40.53
Class I
Net assets applicable to outstanding shares	$265,888,007
Shares of beneficial interest outstanding	6,412,542
Net asset value and offering price per share outstanding	$ 41.46
Class R1
Net assets applicable to outstanding shares	$ 188,137
Shares of beneficial interest outstanding	4,549
Net asset value and offering price per share outstanding	$ 41.36
Class R2
Net assets applicable to outstanding shares	$ 8,901,023
Shares of beneficial interest outstanding	214,550
Net asset value and offering price per share outstanding	$ 41.49
Class R3
Net assets applicable to outstanding shares	$ 4,554,121
Shares of beneficial interest outstanding	110,412
Net asset value and offering price per share outstanding	$ 41.25
SIMPLE Class
Net assets applicable to outstanding shares	$ 28,887
Shares of beneficial interest outstanding	696
Net asset value and offering price per share outstanding	$ 41.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $399,862)	$ 2,697,105
Securities lending	2,133
Dividends-affiliated	194
Interest	117
Total income	2,699,549
Expenses
Manager (See Note 3)	1,285,765
Transfer agent (See Note 3)	114,193
Distribution/Service—Class A (See Note 3)	30,447
Distribution/Service—Investor Class (See Note 3)	7,293
Distribution/Service—Class C (See Note 3)	18,165
Distribution/Service—Class R2 (See Note 3)	11,221
Distribution/Service—Class R3 (See Note 3)	11,452
Distribution/Service—SIMPLE Class (See Note 3)	68
Registration	50,458
Professional fees	41,897
Custodian	37,429
Shareholder communication	15,068
Shareholder service (See Note 3)	6,908
Trustees	3,562
Insurance	1,761
Miscellaneous	15,115
Total expenses before waiver/reimbursement	1,650,802
Expense waiver/reimbursement from Manager (See Note 3)	(23,525)
Net expenses	1,627,277
Net investment income (loss)	1,072,272
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	37,213,865
Foreign currency transactions	(35,080)
Net realized gain (loss)	37,178,785
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	30,328,008
Translation of other assets and liabilities in foreign currencies	11,917
Net change in unrealized appreciation (depreciation)	30,339,925
Net realized and unrealized gain (loss)	67,518,710
Net increase (decrease) in net assets resulting from operations	$68,590,982
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch International Choice Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,072,272	$ 2,470,985
Net realized gain (loss)	37,178,785	22,742,759
Net change in unrealized appreciation (depreciation)	30,339,925	(32,190,752)
Net increase (decrease) in net assets resulting from operations	68,590,982	(6,977,008)
Distributions to shareholders:
Class A	(107,083)	(593,066)
Investor Class	(14,596)	(147,791)
Class C	—	(96,034)
Class I	(2,007,419)	(9,881,928)
Class R1	(1,681)	(6,332)
Class R2	(33,206)	(264,219)
Class R3	(7,839)	(114,342)
Total distributions to shareholders	(2,171,824)	(11,103,712)
Capital share transactions:
Net proceeds from sales of shares	10,088,620	11,259,590
Net asset value of shares issued to shareholder in reinvestment of distributions	2,142,672	10,980,506
Cost of shares redeemed	(60,052,007)	(115,962,014)
Increase (decrease) in net assets derived from capital share transactions	(47,820,715)	(93,721,918)
Net increase (decrease) in net assets	18,598,443	(111,802,638)
Net Assets
Beginning of period	295,629,122	407,431,760
End of period	$314,227,565	$ 295,629,122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.68	$ 35.57	$ 33.37	$ 36.20	$ 30.39	$ 32.22
Net investment income (loss) (a)	0.11	0.17	0.74	0.50	0.34	0.40
Net realized and unrealized gain (loss) on investments	7.88	(1.13)	1.95	(2.93)	6.41	(1.83)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01	(0.01)	0.00‡	(0.01)
Total from investment operations	7.99	(0.97)	2.70	(2.44)	6.75	(1.44)
Less distributions:
From net investment income	(0.18)	(0.92)	(0.50)	(0.39)	(0.94)	(0.39)
Net asset value at end of period	$ 41.49	$ 33.68	$ 35.57	$ 33.37	$ 36.20	$ 30.39
Total investment return (b)	23.77%	(2.87)%	8.30%	(6.82)%	22.95%	(4.49)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%††	0.48%	2.19%	1.40%	1.05%	1.32%
Net expenses (c)	1.22%††	1.20% (d)	1.19% (d)	1.18% (d)	1.23%	1.24% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 27,328	$ 20,108	$ 23,114	$ 23,409	$ 33,997	$ 36,584

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.60	$ 35.49	$ 33.30	$ 36.13	$ 30.36	$ 32.19
Net investment income (loss) (a)	0.05	0.08	0.66	0.45	0.30	0.37
Net realized and unrealized gain (loss) on investments	7.88	(1.12)	1.94	(2.95)	6.39	(1.84)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01	(0.01)	0.00‡	(0.01)
Total from investment operations	7.93	(1.05)	2.61	(2.51)	6.69	(1.48)
Less distributions:
From net investment income	(0.09)	(0.84)	(0.42)	(0.32)	(0.92)	(0.35)
Net asset value at end of period	$ 41.44	$ 33.60	$ 35.49	$ 33.30	$ 36.13	$ 30.36
Total investment return (b)	23.63%	(3.10)%	8.02%	(7.00)%	22.74%	(4.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%††	0.23%	1.97%	1.27%	0.92%	1.24%
Net expenses (c)	1.46%††	1.46% (d)	1.41% (d)	1.38% (d)	1.39%	1.39% (d)
Expenses (before waiver/reimbursement) (c)	1.46%††	1.46% (d)	1.42% (d)	1.38% (d)	1.39%	1.39% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 5,831	$ 5,308	$ 6,306	$ 5,901	$ 6,757	$ 7,802

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 32.90	$ 34.73	$ 32.54	$ 35.41	$ 29.74	$ 31.52
Net investment income (loss) (a)	(0.19)	(0.17)	0.42	0.19	0.04	0.14
Net realized and unrealized gain (loss) on investments	7.82	(1.12)	1.91	(2.99)	6.30	(1.81)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01	(0.01)	0.00‡	(0.01)
Total from investment operations	7.63	(1.30)	2.34	(2.81)	6.34	(1.68)
Less distributions:
From net investment income	—	(0.53)	(0.15)	(0.06)	(0.67)	(0.10)
Net asset value at end of period	$ 40.53	$ 32.90	$ 34.73	$ 32.54	$ 35.41	$ 29.74
Total investment return (b)	23.15%	(3.81)%	7.25%	(7.96)%	21.82%	(5.35)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99)%††	(0.51)%	1.27%	0.53%	0.13%	0.47%
Net expenses (c)	2.21%††	2.21% (d)	2.16% (d)	2.13% (d)	2.14%	2.14% (d)
Expenses (before waiver/reimbursement) (c)	2.21%††	2.21% (d)	2.17% (d)	2.13% (d)	2.14%	2.14% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 1,507	$ 4,740	$ 6,416	$ 9,354	$ 11,625	$ 12,156

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.69	$ 35.58	$ 33.40	$ 36.25	$ 30.46	$ 32.30
Net investment income (loss) (a)	0.14	0.26	0.80	0.60	0.39	0.54
Net realized and unrealized gain (loss) on investments	7.90	(1.13)	1.97	(2.95)	6.45	(1.88)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01	(0.01)	0.00‡	(0.01)
Total from investment operations	8.04	(0.88)	2.78	(2.36)	6.84	(1.35)
Less distributions:
From net investment income	(0.27)	(1.01)	(0.60)	(0.49)	(1.05)	(0.49)
Net asset value at end of period	$ 41.46	$ 33.69	$ 35.58	$ 33.40	$ 36.25	$ 30.46
Total investment return (b)	23.93%	(2.61)%	8.57%	(6.62)%	23.29%	(4.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%††	0.76%	2.40%	1.67%	1.21%	1.81%
Net expenses (c)	0.95%††	0.95% (d)	0.94% (d)	0.93% (d)	0.95%	0.95% (d)
Expenses (before waiver/reimbursement) (c)	0.97%††	0.96% (d)	0.94% (d)	0.93% (d)	0.99%	0.99% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 265,888	$ 252,974	$ 355,348	$ 479,523	$ 549,162	$ 753,205

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.60	$ 35.48	$ 33.30	$ 36.18	$ 30.39	$ 32.23
Net investment income (loss) (a)	0.14	0.21	0.81	0.64	0.36	0.49
Net realized and unrealized gain (loss) on investments	7.88	(1.11)	1.92	(3.02)	6.44	(1.86)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	0.01	(0.02)	0.00‡	(0.01)
Total from investment operations	8.01	(0.91)	2.74	(2.40)	6.80	(1.38)
Less distributions:
From net investment income	(0.25)	(0.97)	(0.56)	(0.48)	(1.01)	(0.46)
Net asset value at end of period	$ 41.36	$ 33.60	$ 35.48	$ 33.30	$ 36.18	$ 30.39
Total investment return (b)	23.88%	(2.69)%	8.45%	(6.72)%	23.16%	(4.33)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%††	0.63%	2.43%	1.79%	1.14%	1.62%
Net expenses (c)	1.05%††	1.05% (d)	1.04% (d)	1.03% (d)	1.05%	1.05% (d)
Expenses (before waiver/reimbursement) (c)	1.07%††	1.06% (d)	1.04% (d)	1.03% (d)	1.12%	1.09% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 188	$ 201	$ 230	$ 229	$ 257	$ 1,330

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.65	$ 35.54	$ 33.33	$ 36.16	$ 30.37	$ 32.19
Net investment income (loss) (a)	0.08	0.13	0.71	0.48	0.31	0.40
Net realized and unrealized gain (loss) on investments	7.90	(1.13)	1.95	(2.95)	6.41	(1.85)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01	(0.01)	0.00‡	(0.01)
Total from investment operations	7.98	(1.01)	2.67	(2.48)	6.72	(1.46)
Less distributions:
From net investment income	(0.14)	(0.88)	(0.46)	(0.35)	(0.93)	(0.36)
Net asset value at end of period	$ 41.49	$ 33.65	$ 35.54	$ 33.33	$ 36.16	$ 30.37
Total investment return (b)	23.75%	(2.94)%	8.17%	(6.92)%	22.83%	(4.55)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%††	0.39%	2.12%	1.33%	0.96%	1.32%
Net expenses (c)	1.30%††	1.30% (d)	1.29% (d)	1.28% (d)	1.30%	1.30% (d)
Expenses (before waiver/reimbursement) (c)	1.32%††	1.31% (d)	1.29% (d)	1.28% (d)	1.34%	1.34% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 8,901	$ 7,827	$ 10,884	$ 14,656	$ 23,119	$ 34,189

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.43	$ 35.31	$ 33.10	$ 35.90	$ 30.13	$ 31.94
Net investment income (loss) (a)	0.02	0.04	0.62	0.40	0.24	0.31
Net realized and unrealized gain (loss) on investments	7.86	(1.12)	1.94	(2.94)	6.36	(1.84)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01	(0.01)	0.00‡	(0.01)
Total from investment operations	7.88	(1.09)	2.57	(2.55)	6.60	(1.54)
Less distributions:
From net investment income	(0.06)	(0.79)	(0.36)	(0.25)	(0.83)	(0.27)
Net asset value at end of period	$ 41.25	$ 33.43	$ 35.31	$ 33.10	$ 35.90	$ 30.13
Total investment return (b)	23.58%	(3.21)%	7.90%	(7.15)%	22.53%	(4.84)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%††	0.12%	1.85%	1.13%	0.74%	1.03%
Net expenses (c)	1.57%††	1.55% (d)	1.54% (d)	1.53% (d)	1.59%	1.59% (d)
Portfolio turnover rate	25%	52%	47%	44%	8%	46%
Net assets at end of period (in 000’s)	$ 4,554	$ 4,447	$ 5,134	$ 5,609	$ 7,360	$ 9,011

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 33.59	$ 35.90
Net investment income (loss) (a)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	7.91	(2.27)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)
Total from investment operations	7.91	(2.31)
Net asset value at end of period	$ 41.50	$ 33.59
Total investment return (b)	23.49%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.03%	(0.29)%
Net expenses†† (c)	1.71%	1.69% (d)
Portfolio turnover rate	25%	52%
Net assets at end of period (in 000’s)	$ 29	$ 23

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 1, 2006
Investor Class	April 29, 2008
Class C	September 1, 2006
Class I	December 31, 1997
Class R1	September 1, 2006
Class R2	September 1, 2006
Class R3	September 1, 2006
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

22	MainStay Epoch International Choice Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may
23

Notes to Financial Statements (Unaudited) (continued)
include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

24	MainStay Epoch International Choice Fund

(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the
25

Notes to Financial Statements (Unaudited) (continued)
“Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,285,765 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $23,525 and paid the Subadvisor in the amount of $631,359.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 130
Class R2	4,488
Class R3	2,290
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $758 and $858, respectively.

26	MainStay Epoch International Choice Fund

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 7,773	$—
Investor Class	9,030	—
Class C	5,623	—
Class I	87,317	—
Class R1	83	—
Class R2	2,864	—
Class R3	1,461	—
SIMPLE Class	42	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 12,460	$ 59,843	$ (70,142)	$ —	$ —	$ 2,161	$ —(a)	$ —	2,161

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$28,887	100.0%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$290,281,063	$64,603,986	$(5,283,729)	$59,320,257
27

Notes to Financial Statements (Unaudited) (continued)
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $121,816,202 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$86,867	$34,949
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$11,103,712
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $4,136 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $76,533 and $124,589, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	100,768	$ 4,024,877
Shares issued to shareholders in reinvestment of distributions	2,704	104,608
Shares redeemed	(57,317)	(2,227,373)
Net increase (decrease) in shares outstanding before conversion	46,155	1,902,112
Shares converted into Class A (See Note 1)	15,377	607,916
Net increase (decrease)	61,532	$ 2,510,028
Year ended October 31, 2020:
Shares sold	45,816	$ 1,584,483
Shares issued to shareholders in reinvestment of distributions	16,255	578,034
Shares redeemed	(131,556)	(4,470,389)
Net increase (decrease) in shares outstanding before conversion	(69,485)	(2,307,872)
Shares converted into Class A (See Note 1)	17,297	624,193
Shares converted from Class A (See Note 1)	(634)	(19,458)
Net increase (decrease)	(52,822)	$ (1,703,137)

28	MainStay Epoch International Choice Fund

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,015	$ 201,508
Shares issued to shareholders in reinvestment of distributions	377	14,577
Shares redeemed	(9,699)	(387,605)
Net increase (decrease) in shares outstanding before conversion	(4,307)	(171,520)
Shares converted into Investor Class (See Note 1)	2,012	80,838
Shares converted from Investor Class (See Note 1)	(14,969)	(591,301)
Net increase (decrease)	(17,264)	$ (681,983)
Year ended October 31, 2020:
Shares sold	9,664	$ 320,204
Shares issued to shareholders in reinvestment of distributions	4,140	147,224
Shares redeemed	(18,461)	(629,678)
Net increase (decrease) in shares outstanding before conversion	(4,657)	(162,250)
Shares converted into Investor Class (See Note 1)	1,568	51,241
Shares converted from Investor Class (See Note 1)	(16,594)	(599,457)
Net increase (decrease)	(19,683)	$ (710,466)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,060	$ 39,561
Shares redeemed	(105,452)	(4,114,920)
Net increase (decrease) in shares outstanding before conversion	(104,392)	(4,075,359)
Shares converted from Class C (See Note 1)	(2,481)	(97,453)
Net increase (decrease)	(106,873)	$ (4,172,812)
Year ended October 31, 2020:
Shares sold	705	$ 23,145
Shares issued to shareholders in reinvestment of distributions	2,660	93,255
Shares redeemed	(42,219)	(1,431,418)
Net increase (decrease) in shares outstanding before conversion	(38,854)	(1,315,018)
Shares converted from Class C (See Note 1)	(1,823)	(60,828)
Net increase (decrease)	(40,677)	$ (1,375,846)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	115,117	$ 4,544,173
Shares issued to shareholders in reinvestment of distributions	51,337	1,982,113
Shares redeemed	(1,263,376)	(50,328,356)
Net increase (decrease)	(1,096,922)	$ (43,802,070)
Year ended October 31, 2020:
Shares sold	223,965	$ 7,156,222
Shares issued to shareholders in reinvestment of distributions	275,900	9,791,683
Shares redeemed	(2,978,309)	(103,949,238)
Net increase (decrease) in shares outstanding before conversion	(2,478,444)	(87,001,333)
Shares converted into Class I (See Note 1)	140	4,309
Net increase (decrease)	(2,478,304)	$ (86,997,024)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,059	$ 41,391
Shares issued to shareholders in reinvestment of distributions	44	1,682
Shares redeemed	(2,549)	(106,342)
Net increase (decrease)	(1,446)	$ (63,269)
Year ended October 31, 2020:
Shares sold	5,602	$ 194,538
Shares issued to shareholders in reinvestment of distributions	163	5,764
Shares redeemed	(6,242)	(205,781)
Net increase (decrease)	(477)	$ (5,479)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	19,223	$ 757,589
Shares issued to shareholders in reinvestment of distributions	826	31,942
Shares redeemed	(38,089)	(1,522,131)
Net increase (decrease)	(18,040)	$ (732,600)
Year ended October 31, 2020:
Shares sold	37,649	$ 1,244,859
Shares issued to shareholders in reinvestment of distributions	7,208	256,320
Shares redeemed	(118,556)	(3,997,761)
Net increase (decrease)	(73,699)	$ (2,496,582)

29

Notes to Financial Statements (Unaudited) (continued)
Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	12,074	$ 479,521
Shares issued to shareholders in reinvestment of distributions	201	7,750
Shares redeemed	(34,891)	(1,365,280)
Net increase (decrease)	(22,616)	$ (878,009)
Year ended October 31, 2020:
Shares sold	21,759	$ 711,139
Shares issued to shareholders in reinvestment of distributions	3,056	108,226
Shares redeemed	(37,202)	(1,277,749)
Net increase (decrease)	(12,387)	$ (458,384)

SIMPLE Class	Shares	Amount
Period ended October 31, 2020:(a)
Shares sold	696	$ 25,000
Net increase (decrease)	696	$ 25,000

(a)	The inception date of the SIMPLE Class was August 31, 2020.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch International Choice Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Epoch to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided

32	MainStay Epoch International Choice Fund

to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life
Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board

34	MainStay Epoch International Choice Fund

reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
36	MainStay Epoch International Choice Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737115MS071-21	MSEIC10-06/21
(NYLIM) NL319

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	2/3/2009	20.00%	26.83%	8.90%	9.20%	1.09%
		Excluding sales charges		26.98	34.21	10.14	9.82	1.09
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	20.52	26.59	8.69	9.03	1.38
		Excluding sales charges		26.86	33.95	9.93	9.65	1.38
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/8/2017	21.42	27.90	8.08	N/A	2.13
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		26.42	32.90	8.47	N/A	2.13
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	25.35	31.93	9.10	8.84	2.13
	if Redeemed Within One Year of Purchase	Excluding sales charges		26.35	32.93	9.10	8.84	2.13
Class I Shares	No Sales Charge		12/3/2008	27.30	34.70	10.45	10.11	0.84
Class R1 Shares	No Sales Charge		5/8/2017	27.14	34.49	9.68	N/A	0.94
Class R2 Shares	No Sales Charge		5/8/2017	27.01	34.17	9.39	N/A	1.19
Class R3 Shares	No Sales Charge		5/8/2017	26.77	33.75	9.12	N/A	1.44
Class R6 Shares	No Sales Charge		5/8/2017	27.22	34.72	9.90	N/A	0.74
SIMPLE Class Shares	No Sales Charge		8/31/2020	26.70	21.43	N/A	N/A	1.63

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	36.30%	45.92%	12.15%	11.13%
U.S. Equity Yield Composite Index[2]	21.14	26.18	11.46	11.59
Morningstar Large Value Category Average[3]	35.83	45.77	11.90	10.04

1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,269.80	$ 6.08	$1,019.44	$ 5.41	1.08%
Investor Class Shares	$1,000.00	$1,268.60	$ 7.48	$1,018.20	$ 6.66	1.33%
Class B Shares	$1,000.00	$1,264.20	$11.68	$1,014.48	$10.39	2.08%
Class C Shares	$1,000.00	$1,263.50	$11.67	$1,014.48	$10.39	2.08%
Class I Shares	$1,000.00	$1,273.00	$ 4.11	$1,021.18	$ 3.66	0.73%
Class R1 Shares	$1,000.00	$1,271.40	$ 5.24	$1,020.18	$ 4.66	0.93%
Class R2 Shares	$1,000.00	$1,270.10	$ 6.64	$1,018.94	$ 5.91	1.18%
Class R3 Shares	$1,000.00	$1,267.70	$ 8.04	$1,017.70	$ 7.15	1.43%
Class R6 Shares	$1,000.00	$1,272.20	$ 4.11	$1,021.18	$ 3.66	0.73%
SIMPLE Class Shares	$1,000.00	$1,267.00	$ 8.94	$1,016.91	$ 7.95	1.59%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Banks	6.4%
Semiconductors & Semiconductor Equipment	6.3
Insurance	6.1
Pharmaceuticals	5.3
Electric Utilities	5.1
Chemicals	4.7
Multi–Utilities	4.1
Oil, Gas & Consumable Fuels	3.9
Capital Markets	3.8
Equity Real Estate Investment Trusts	3.7
Biotechnology	3.2
Household Products	3.1
Electrical Equipment	3.1
Tobacco	3.0
Aerospace & Defense	2.9
Beverages	2.8
Diversified Telecommunication Services	2.8
Hotels, Restaurants & Leisure	2.3
Media	2.2
Software	2.0
Commercial Services & Supplies	2.0%
Health Care Equipment & Supplies	1.9
Health Care Providers & Services	1.9
IT Services	1.7
Trading Companies & Distributors	1.5
Specialty Retail	1.4
Food & Staples Retailing	1.4
Industrial Conglomerates	1.4
Communications Equipment	1.3
Multiline Retail	1.2
Air Freight & Logistics	1.0
Leisure Products	1.0
Containers & Packaging	1.0
Technology Hardware, Storage & Peripherals	1.0
Household Durables	0.8
Textiles, Apparel & Luxury Goods	0.7
Short–Term Investments	1.8
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	MetLife, Inc.
3.	Medtronic plc
4.	Johnson & Johnson
5.	JPMorgan Chase & Co.
6.	AbbVie, Inc.
7.	Nutrien Ltd.
8.	Verizon Communications, Inc.
9.	Eaton Corp. plc
10.	Truist Financial Corp.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 27.30%, underperforming the 36.30% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares outperformed the 21.14% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and underperformed the 35.83% return of the Morningstar Large Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Russell 1000® Value Index during the reporting period as the market favored stocks of companies that had deeper value characteristics than what the Fund normally invests in. Underweight exposure to financials and underperforming stock selections in the sector were the most significant detractors from the Fund’s relative returns, as investors digested a rising yield environment. Overweight exposure to utilities and weak stock selection further detracted from relative performance.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Value Index came from health care. (Contributions take weightings and total returns into account.) During the same period, the most significant sector detractors from relative returns were financials and utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included semiconductor equipment maker KLA and insurer MetLife.
KLA is a leading provider of tools for inspection, process control and yield management for the semiconductor industry. Shares outperformed on underlying demand for the company’s products as semiconductor production continued to be capacity constrained. Semiconductor manufacturers announced increases in capital spending for 2021, and we expect that capital spending in the area will remain elevated over the next several years. The growth in both logic and memory channels supports numerous industries, with industrials and automotive most prominent among them. The company has historically returned a majority of free cash flow back to shareholders through a progressive dividend and share repurchase program.
MetLife (MET) serves retail and commercial customers globally with a comprehensive array of insurance offering, including life, disability, accident & health, dental, annuities and property/casualty coverage. The company is particularly strong in the group benefits area, and has a significant presence outside the United States in Asia (Japan), Latin America and the EMEA (Europe, Middle East and Africa) region. Shares traded higher following the release of strong results for the fourth quarter of 2020 and the full year of 2020. MET executed well, delivering along multiple fronts with top-line growth across business lines and geographies, limited pandemic-related impacts and good expense control. The company also approved a new $3 billion share buyback program and stated its intention to complete the program in 2021. We believe management remains committed to rewarding shareholders with an attractive growing dividend, debt reduction and share repurchase program.
The most significant detractors from the Fund’s absolute performance during the same period were utility American Electric Power Company and global products company Procter & Gamble.
American Electric Power (AEP) is mainly a regulated utility company that operates in several eastern, midwestern and southern states of the United States. The company also manages the largest electric transmission network in the country. Shares underperformed along with utility peers as positive vaccine news in early November led to a significant rise in interest rates and a rally in recovery stocks. Shares were also weighed down by an FBI investigation of FirstEnergy, an AEP peer that also operates in Ohio. We believe it is worth noting that Ohio represents less than 15% of AEP's total rate base. Management has remained focused on delivering regulated earnings growth with an emphasis on transmission and distribution, leading to strong cash flow generation and mid-to-high single-digits growth. AEP has historically rewarded its shareholders with an attractive and growing dividend.
Procter & Gamble (P&G) is a global consumer and household products manufacturer and marketer. Despite posting strong earnings growth for the third quarter of 2020, P&G shares traded lower as investors shifted focus to concerns over rising input costs, increased competitive intensity and more difficult comps (comparable company analysis) ahead. While commodity inflation remained a short-term headwind as of the end of the reporting period, we believe the company’s top-line growth is likely to benefit from recent reinvestment, enabling P&G to extend market share gains. In our opinion, management remains disciplined about returning cash to shareholders via dividends and share repurchases.
Positions in both AEP and P&G remained in the Fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
New purchases initiated during the reporting period included advertising agency Omnicom and real estate investment trust (REIT) W.P. Carey.
Omnicom is the world's second largest advertising agency, providing creative content creation, planning and media strategy,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

analytics and execution services. Omnicom, with its quick shift to digital and effective programing advertising model, has been able to sustain organic growth. While it has not been immune to the systematic shift away from the traditional advertising model, particularly by consumer packaged goods companies, we believe it has been able to navigate this decline better than most competitors and has grown in the digital space faster than the traditional advertising decline. We believe this growth should be sustainable, and that the rapid shift which occurred during the early days of the pandemic pulled forward some of the decline rate, lessening headwinds going forward. The more persistent traditional business that remains, as well as the industry’s digital growth areas, should allow the company to grow cash flow near the mid-single digits. Omnicom has historically paid a well-covered dividend and has an aggressive share repurchase program, which we believe will resume once the current pandemic uncertainty abates.
W.P. Carey owns a portfolio of commercial real estate leased to a broadly diverse group of tenants spanning multiple sectors (including industrials, warehouse, office, retail and self-storage) and geographic regions (primarily in the U.S. and Europe). Growth has occurred organically due to built-in rent escalations, and inorganically through the acquisition and development of new properties. The company has historically maintained a strong, investment-grade balance sheet and paid an attractive, growing dividend.
The Fund’s most significant sales during the same period included closing its positions entirely in integrated circuit maker Maxim Integrated Products and food seasoning company McCormick.
Maxim Integrated Products is a large supplier of analog chips to the automotive, communications, computing, consumer and industrials markets. The company’s cash flow growth has been driven by underlying demand, principally in the industrials and automotive sectors. Maxim has also benefited from improved profitability as it has streamlined its operations and leveraged its fixed cost base. Industrials demand has been driven by factory automation and strength in the company’s automotive group led by its Serial Link product, which is a beneficiary of the emergence of advanced driver-assistance systems and electric vehicles. Analog Devices announced in July it would acquire Maxim, leading the Fund to sell its shares to maintain diversification and fund other shareholder yield opportunities.
McCormick is a global leader in seasonings and flavorings. Sales growth has been driven by new products and expanded distribution. Flavor has been an advantaged global category supported by consumer demand for appetizing food and healthy eating. The Fund exited its position on concerns surrounding the sustainability of the company’s cash flow growth as the economy reopens post pandemic. The trade was made to fund other shareholder yield opportunities.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s most significant sector weighting changes during the reporting period were decreases in consumer staples and utilities; and increases in financials and energy. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund’s largest sector allocations on an absolute basis were to financials, health care and information technology, while its smallest total sector allocations were to real estate and energy. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund, as well as consumer staples. The Fund’s most significant underweight exposures were to the financials and communication services sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.0%
Aerospace & Defense 2.9%
General Dynamics Corp.	35,572	$ 6,766,862
Lockheed Martin Corp.	32,433	12,342,702
Raytheon Technologies Corp.	130,119	10,831,106
		29,940,670
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	50,568	10,308,792
Banks 6.4%
Bank of America Corp.	263,783	10,691,125
JPMorgan Chase & Co.	118,573	18,237,713
PNC Financial Services Group, Inc. (The)	51,963	9,714,483
Truist Financial Corp.	291,422	17,284,239
U.S. Bancorp	182,764	10,847,043
		66,774,603
Beverages 2.8%
Coca-Cola Co. (The)	179,604	9,695,024
Coca-Cola European Partners plc	143,264	8,140,261
PepsiCo, Inc.	79,514	11,462,738
		29,298,023
Biotechnology 3.2%
AbbVie, Inc.	162,117	18,076,045
Amgen, Inc.	66,128	15,846,914
		33,922,959
Capital Markets 3.8%
BlackRock, Inc.	20,576	16,857,917
CME Group, Inc.	39,059	7,889,527
Lazard Ltd., Class A	199,643	8,981,938
T. Rowe Price Group, Inc.	33,828	6,061,978
		39,791,360
Chemicals 4.7%
Dow, Inc.	245,517	15,344,813
LyondellBasell Industries NV, Class A	95,727	9,930,719
Nutrien Ltd.	321,769	17,758,431
PPG Industries, Inc.	36,067	6,176,113
		49,210,076
Commercial Services & Supplies 2.0%
Republic Services, Inc.	94,510	10,046,413
Waste Management, Inc.	75,678	10,441,294
		20,487,707
	Shares	Value

Communications Equipment 1.3%
Cisco Systems, Inc.	268,882	$ 13,688,783
Containers & Packaging 1.0%
Amcor plc	842,881	9,903,852
Diversified Telecommunication Services 2.8%
AT&T, Inc.	365,136	11,468,922
Verizon Communications, Inc.	306,198	17,695,182
		29,164,104
Electric Utilities 5.1%
Alliant Energy Corp.	107,413	6,033,388
American Electric Power Co., Inc.	99,741	8,848,024
Duke Energy Corp.	79,863	8,041,405
Entergy Corp.	126,943	13,873,601
Evergy, Inc.	138,801	8,879,100
Eversource Energy	86,140	7,426,991
		53,102,509
Electrical Equipment 3.1%
Eaton Corp. plc	122,758	17,545,801
Emerson Electric Co.	162,166	14,674,401
		32,220,202
Equity Real Estate Investment Trusts 3.7%
American Tower Corp.	36,967	9,418,083
Iron Mountain, Inc.	396,174	15,894,501
Welltower, Inc.	90,420	6,784,213
WP Carey, Inc.	92,713	6,943,276
		39,040,073
Food & Staples Retailing 1.4%
Walmart, Inc.	103,926	14,540,287
Health Care Equipment & Supplies 1.9%
Medtronic plc	153,099	20,043,721
Health Care Providers & Services 1.9%
CVS Health Corp.	121,712	9,298,797
UnitedHealth Group, Inc.	26,505	10,570,194
		19,868,991
Hotels, Restaurants & Leisure 2.3%
Las Vegas Sands Corp. (a)	84,396	5,170,099
McDonald's Corp.	57,543	13,584,752
Vail Resorts, Inc.	17,089	5,556,659
		24,311,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 0.8%
Leggett & Platt, Inc.	175,335	$ 8,708,889
Household Products 3.1%
Colgate-Palmolive Co.	59,635	4,812,544
Kimberly-Clark Corp.	99,044	13,204,546
Procter & Gamble Co. (The)	108,111	14,424,170
		32,441,260
Industrial Conglomerates 1.4%
Honeywell International, Inc.	64,867	14,467,936
Insurance 6.1%
Allianz SE, ADR	379,086	9,861,240
Arthur J Gallagher & Co.	109,157	15,822,307
Marsh & McLennan Cos., Inc.	55,799	7,571,924
MetLife, Inc.	332,847	21,179,055
Travelers Cos., Inc. (The)	59,635	9,223,149
		63,657,675
IT Services 1.7%
Automatic Data Processing, Inc.	29,042	5,430,564
International Business Machines Corp.	51,266	7,273,620
Paychex, Inc.	55,102	5,371,894
		18,076,078
Leisure Products 1.0%
Hasbro, Inc.	101,884	10,132,364
Media 2.2%
Comcast Corp., Class A	288,761	16,213,930
Omnicom Group, Inc.	79,867	6,569,859
		22,783,789
Multiline Retail 1.2%
Target Corp.	57,851	11,990,198
Multi-Utilities 4.1%
Ameren Corp.	131,128	11,124,899
CMS Energy Corp.	88,266	5,683,448
Dominion Energy, Inc.	111,250	8,888,875
NiSource, Inc.	225,289	5,862,020
WEC Energy Group, Inc.	114,737	11,148,994
		42,708,236
Oil, Gas & Consumable Fuels 3.9%
Chevron Corp.	130,489	13,449,501
Enterprise Products Partners LP	485,980	11,182,400
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners LP	178,798	$ 8,362,383
Phillips 66	96,674	7,821,893
		40,816,177
Pharmaceuticals 5.3%
Eli Lilly and Co.	42,547	7,776,315
Johnson & Johnson	116,481	18,954,953
Merck & Co., Inc.	210,991	15,718,830
Pfizer, Inc.	336,888	13,020,721
		55,470,819
Semiconductors & Semiconductor Equipment 6.3%
Analog Devices, Inc.	98,346	15,062,673
Broadcom, Inc.	22,668	10,341,142
Intel Corp.	188,671	10,854,243
KLA Corp.	50,568	15,946,619
Texas Instruments, Inc.	76,724	13,849,449
		66,054,126
Software 2.0%
Microsoft Corp.	84,745	21,370,994
Specialty Retail 1.4%
Home Depot, Inc. (The)	45,337	14,674,227
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	75,329	9,902,750
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	333,400	7,021,404
Tobacco 3.0%
Altria Group, Inc.	271,324	12,955,721
British American Tobacco plc, Sponsored	179,255	6,723,855
Philip Morris International, Inc.	124,502	11,827,690
		31,507,266
Trading Companies & Distributors 1.5%
MSC Industrial Direct Co., Inc., Class A	83,001	7,483,370
Watsco, Inc.	28,876	8,456,625
		15,939,995
Total Common Stocks (Cost $752,590,696)		1,023,342,405

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Short-Term Investment 1.8%
Affiliated Investment Company 1.8%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	19,533,739	$ 19,533,739
Total Short-Term Investment (Cost $19,533,739)		19,533,739
Total Investments (Cost $772,124,435)	99.8%	1,042,876,144
Other Assets, Less Liabilities	0.2	1,669,257
Net Assets	100.0%	$ 1,044,545,401

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,023,342,405	$ —	$ —	$ 1,023,342,405
Short-Term Investment
Affiliated Investment Company	19,533,739	—	—	19,533,739
Total Investments in Securities	$ 1,042,876,144	$ —	$ —	$ 1,042,876,144

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $752,590,696)	$1,023,342,405
Investment in affiliated investment companies, at value (identified cost $19,533,739)	19,533,739
Receivables:
Dividends and interest	1,770,813
Fund shares sold	1,451,539
Other assets	97,967
Total assets	1,046,196,463
Liabilities
Payables:
Fund shares redeemed	578,433
Manager (See Note 3)	554,219
Transfer agent (See Note 3)	247,398
NYLIFE Distributors (See Note 3)	138,527
Shareholder communication	66,733
Professional fees	51,519
Custodian	8,393
Securities lending	31
Accrued expenses	5,809
Total liabilities	1,651,062
Net assets	$1,044,545,401
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 55,389
Additional paid-in-capital	804,252,371
804,307,760
Total distributable earnings (loss)	240,237,641
Net assets	$1,044,545,401
Class A
Net assets applicable to outstanding shares	$477,905,806
Shares of beneficial interest outstanding	25,424,697
Net asset value per share outstanding	$ 18.80
Maximum sales charge (5.50% of offering price)	1.09
Maximum offering price per share outstanding	$ 19.89
Investor Class
Net assets applicable to outstanding shares	$ 91,767,463
Shares of beneficial interest outstanding	4,905,140
Net asset value per share outstanding	$ 18.71
Maximum sales charge (5.00% of offering price)	0.98
Maximum offering price per share outstanding	$ 19.69
Class B
Net assets applicable to outstanding shares	$ 9,316,776
Shares of beneficial interest outstanding	513,871
Net asset value and offering price per share outstanding	$ 18.13
Class C
Net assets applicable to outstanding shares	$ 15,534,433
Shares of beneficial interest outstanding	856,891
Net asset value and offering price per share outstanding	$ 18.13
Class I
Net assets applicable to outstanding shares	$333,033,938
Shares of beneficial interest outstanding	17,528,984
Net asset value and offering price per share outstanding	$ 19.00
Class R1
Net assets applicable to outstanding shares	$ 811,609
Shares of beneficial interest outstanding	42,742
Net asset value and offering price per share outstanding	$ 18.99
Class R2
Net assets applicable to outstanding shares	$ 1,485,090
Shares of beneficial interest outstanding	79,029
Net asset value and offering price per share outstanding	$ 18.79
Class R3
Net assets applicable to outstanding shares	$ 3,583,093
Shares of beneficial interest outstanding	190,659
Net asset value and offering price per share outstanding	$ 18.79
Class R6
Net assets applicable to outstanding shares	$111,076,835
Shares of beneficial interest outstanding	5,845,636
Net asset value and offering price per share outstanding	$ 19.00
SIMPLE Class
Net assets applicable to outstanding shares	$ 30,358
Shares of beneficial interest outstanding	1,619
Net asset value and offering price per share outstanding	$ 18.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch U.S. Equity Yield Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $53,105)	$ 15,607,729
Securities lending	1,194
Dividends-affiliated	777
Interest	538
Total income	15,610,238
Expenses
Manager (See Note 3)	3,355,885
Distribution/Service—Class A (See Note 3)	539,412
Distribution/Service—Investor Class (See Note 3)	112,038
Distribution/Service—Class B (See Note 3)	46,367
Distribution/Service—Class C (See Note 3)	91,009
Distribution/Service—Class R2 (See Note 3)	2,012
Distribution/Service—Class R3 (See Note 3)	8,306
Distribution/Service—SIMPLE Class (See Note 3)	69
Transfer agent (See Note 3)	601,970
Registration	83,328
Professional fees	55,087
Shareholder communication	52,984
Custodian	13,477
Trustees	10,120
Insurance	4,867
Shareholder service (See Note 3)	2,838
Miscellaneous	18,726
Total expenses before waiver/reimbursement	4,998,495
Expense waiver/reimbursement from Manager (See Note 3)	(224,688)
Net expenses	4,773,807
Net investment income (loss)	10,836,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	17,556,988
Net change in unrealized appreciation (depreciation) on investments	202,137,078
Net realized and unrealized gain (loss)	219,694,066
Net increase (decrease) in net assets resulting from operations	$230,530,497
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,836,431	$ 23,698,826
Net realized gain (loss)	17,556,988	(50,103,104)
Net change in unrealized appreciation (depreciation)	202,137,078	(67,038,827)
Net increase (decrease) in net assets resulting from operations	230,530,497	(93,443,105)
Distributions to shareholders:
Class A	(4,789,228)	(16,706,327)
Investor Class	(865,417)	(3,466,598)
Class B	(59,158)	(399,186)
Class C	(115,681)	(864,846)
Class I	(3,836,781)	(12,528,780)
Class R1	(8,993)	(31,602)
Class R2	(21,561)	(97,989)
Class R3	(32,735)	(142,203)
Class R6	(1,401,463)	(6,826,494)
SIMPLE Class	(173)	(53)
Total distributions to shareholders	(11,131,190)	(41,064,078)
Capital share transactions:
Net proceeds from sales of shares	55,396,115	148,903,903
Net asset value of shares issued to shareholder in reinvestment of distributions	10,974,544	40,502,287
Cost of shares redeemed	(111,959,901)	(268,406,883)
Increase (decrease) in net assets derived from capital share transactions	(45,589,242)	(79,000,693)
Net increase (decrease) in net assets	173,810,065	(213,507,876)
Net Assets
Beginning of period	870,735,336	1,084,243,212
End of period	$1,044,545,401	$ 870,735,336
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.96	$ 17.07	$ 15.70	$ 16.31	$ 14.23	$ 14.06
Net investment income (loss) (a)	0.19	0.36	0.36	0.33	0.31	0.29
Net realized and unrealized gain (loss) on investments	3.84	(1.83)	1.84	(0.06)	2.13	0.69
Total from investment operations	4.03	(1.47)	2.20	0.27	2.44	0.98
Less distributions:
From net investment income	(0.19)	(0.34)	(0.37)	(0.32)	(0.30)	(0.26)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)	(0.55)
Total distributions	(0.19)	(0.64)	(0.83)	(0.88)	(0.36)	(0.81)
Net asset value at end of period	$ 18.80	$ 14.96	$ 17.07	$ 15.70	$ 16.31	$ 14.23
Total investment return (b)	26.98%	(8.77)%	14.49%	1.62%	17.34%	7.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%††	2.31%	2.21%	2.06%	1.92%	2.04% (c)
Net expenses (d)	1.08%††	1.08% (e)	1.08%	1.07%	1.08%	1.16% (f)
Expenses (before waiver/reimbursement) (d)	1.09%††	1.09%	1.08%	1.07%	1.08%	1.33% (f)
Portfolio turnover rate	6%	29%	18%	17%	28%	14%
Net assets at end of period (in 000’s)	$ 477,906	$ 379,695	$ 450,979	$ 405,863	$ 435,116	$ 26,701

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.89	$ 16.99	$ 15.63	$ 16.24	$ 14.17	$ 14.01
Net investment income (loss) (a)	0.16	0.32	0.32	0.30	0.30	0.27
Net realized and unrealized gain (loss) on investments	3.82	(1.82)	1.83	(0.06)	2.10	0.68
Total from investment operations	3.98	(1.50)	2.15	0.24	2.40	0.95
Less distributions:
From net investment income	(0.16)	(0.30)	(0.33)	(0.29)	(0.27)	(0.24)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)	(0.55)
Total distributions	(0.16)	(0.60)	(0.79)	(0.85)	(0.33)	(0.79)
Net asset value at end of period	$ 18.71	$ 14.89	$ 16.99	$ 15.63	$ 16.24	$ 14.17
Total investment return (b)	26.86%	(8.99)%	14.25%	1.45%	17.12%	7.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%††	2.07%	2.01%	1.90%	1.89%	1.92% (c)
Net expenses (d)	1.33%††	1.33% (e)	1.30%	1.24%	1.28%	1.34% (f)
Expenses (before waiver/reimbursement) (d)	1.39%††	1.38%	1.35%	1.29%	1.28%	1.51%
Portfolio turnover rate	6%	29%	18%	17%	28%	14%
Net assets at end of period (in 000’s)	$ 91,767	$ 81,365	$ 100,602	$ 98,939	$ 114,150	$ 2,861

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,			May 8, 2017^ through October 31, 2017
Class B		2020	2019	2018
Net asset value at beginning of period	$ 14.43	$ 16.48	$ 15.18	$ 15.79	$ 14.97
Net investment income (loss) (a)	0.09	0.21	0.20	0.18	0.07
Net realized and unrealized gain (loss) on investments	3.71	(1.78)	1.77	(0.06)	0.84
Total from investment operations	3.80	(1.57)	1.97	0.12	0.91
Less distributions:
From net investment income	(0.10)	(0.18)	(0.21)	(0.17)	(0.09)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.10)	(0.48)	(0.67)	(0.73)	(0.09)
Net asset value at end of period	$ 18.13	$ 14.43	$ 16.48	$ 15.18	$ 15.79
Total investment return (b)	26.42%	(9.71)%	13.40%	0.70%	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%††	1.36%	1.29%	1.18%	0.98%††
Net expenses (c)	2.08%††	2.08% (d)	2.05%	1.99%	2.04%††
Expenses (before waiver/reimbursement) (c)	2.14%††	2.13%	2.10%	2.04%	2.04%††
Portfolio turnover rate	6%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 9,317	$ 8,894	$ 14,579	$ 17,984	$ 26,167

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.43	$ 16.47	$ 15.17	$ 15.79	$ 13.80	$ 13.66
Net investment income (loss) (a)	0.09	0.20	0.20	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	3.71	(1.76)	1.77	(0.07)	2.06	0.69
Total from investment operations	3.80	(1.56)	1.97	0.11	2.22	0.84
Less distributions:
From net investment income	(0.10)	(0.18)	(0.21)	(0.17)	(0.17)	(0.15)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)	(0.55)
Total distributions	(0.10)	(0.48)	(0.67)	(0.73)	(0.23)	(0.70)
Net asset value at end of period	$ 18.13	$ 14.43	$ 16.47	$ 15.17	$ 15.79	$ 13.80
Total investment return (b)	26.35%	(9.66)%	13.41%	0.63%	16.20%	6.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%††	1.35%	1.30%	1.16%	1.06%	1.09% (c)
Net expenses (d)	2.08%††	2.08% (e)	2.05%	1.99%	2.04%	2.07% (f)
Expenses (before waiver/reimbursement) (d)	2.14%††	2.13%	2.10%	2.04%	2.04%	2.24%
Portfolio turnover rate	6%	29%	18%	17%	28%	14%
Net assets at end of period (in 000’s)	$ 15,534	$ 17,920	$ 30,663	$ 40,888	$ 54,550	$ 8,416

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 2.08%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.11	$ 17.24	$ 15.85	$ 16.46	$ 14.35	$ 14.17
Net investment income (loss) (a)	0.21	0.41	0.40	0.39	0.37	0.31
Net realized and unrealized gain (loss) on investments	3.90	(1.85)	1.86	(0.08)	2.13	0.72
Total from investment operations	4.11	(1.44)	2.26	0.31	2.50	1.03
Less distributions:
From net investment income	(0.22)	(0.39)	(0.41)	(0.36)	(0.33)	(0.30)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)	(0.55)
Total distributions	(0.22)	(0.69)	(0.87)	(0.92)	(0.39)	(0.85)
Net asset value at end of period	$ 19.00	$ 15.11	$ 17.24	$ 15.85	$ 16.46	$ 14.35
Total investment return (b)	27.30%	(8.50)%	14.76%	1.86%	17.66%	7.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%††	2.63%	2.46%	2.37%	2.31%	2.18% (c)
Net expenses (d)	0.73%††	0.76% (e)	0.83%	0.81%	0.83%	0.87% (f)
Expenses (before waiver/reimbursement) (d)	0.84%††	0.84%	0.83%	0.81%	0.83%	1.04%
Portfolio turnover rate	6%	29%	18%	17%	28%	14%
Net assets at end of period (in 000’s)	$ 333,034	$ 269,100	$ 313,261	$ 276,587	$ 587,427	$ 63,995

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 0.89%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,			May 8, 2017^ through October 31, 2017
Class R1		2020	2019	2018
Net asset value at beginning of period	$ 15.11	$ 17.24	$ 15.84	$ 16.45	$ 15.59
Net investment income (loss) (a)	0.19	0.41	0.38	0.37	0.17
Net realized and unrealized gain (loss) on investments	3.89	(1.88)	1.87	(0.07)	0.86
Total from investment operations	4.08	(1.47)	2.25	0.30	1.03
Less distributions:
From net investment income	(0.20)	(0.36)	(0.39)	(0.35)	(0.17)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.20)	(0.66)	(0.85)	(0.91)	(0.17)
Net asset value at end of period	$ 18.99	$ 15.11	$ 17.24	$ 15.84	$ 16.45
Total investment return (b)	27.14%	(8.66)%	14.73%	1.69%	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%††	2.54%	2.32%	2.31%	2.15%††
Net expenses (c)	0.93%††	0.93% (d)	0.93%	0.92%	0.92%††
Expenses (before waiver/reimbursement) (c)	0.94%††	0.94%	0.93%	0.92%	0.92%††
Portfolio turnover rate	6%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 812	$ 530	$ 1,009	$ 778	$ 1,835

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,			May 8, 2017^ through October 31, 2017
Class R2		2020	2019	2018
Net asset value at beginning of period	$ 14.95	$ 17.06	$ 15.69	$ 16.30	$ 15.46
Net investment income (loss) (a)	0.18	0.35	0.34	0.32	0.15
Net realized and unrealized gain (loss) on investments	3.84	(1.84)	1.84	(0.06)	0.84
Total from investment operations	4.02	(1.49)	2.18	0.26	0.99
Less distributions:
From net investment income	(0.18)	(0.32)	(0.35)	(0.31)	(0.15)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.18)	(0.62)	(0.81)	(0.87)	(0.15)
Net asset value at end of period	$ 18.79	$ 14.95	$ 17.06	$ 15.69	$ 16.30
Total investment return (b)	27.01%	(8.87)%	14.39%	1.51%	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%††	2.23%	2.12%	2.02%	1.85%††
Net expenses (c)	1.18%††	1.18% (d)	1.18%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.19%††	1.19%	1.18%	1.17%	1.17%††
Portfolio turnover rate	6%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 1,485	$ 2,135	$ 2,812	$ 2,665	$ 5,506

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,			May 8, 2017^ through October 31, 2017
Class R3		2020	2019	2018
Net asset value at beginning of period	$ 14.96	$ 17.06	$ 15.69	$ 16.30	$ 15.46
Net investment income (loss) (a)	0.15	0.31	0.30	0.28	0.12
Net realized and unrealized gain (loss) on investments	3.84	(1.83)	1.84	(0.07)	0.86
Total from investment operations	3.99	(1.52)	2.14	0.21	0.98
Less distributions:
From net investment income	(0.16)	(0.28)	(0.31)	(0.26)	(0.14)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.16)	(0.58)	(0.77)	(0.82)	(0.14)
Net asset value at end of period	$ 18.79	$ 14.96	$ 17.06	$ 15.69	$ 16.30
Total investment return (b)	26.77%	(9.06)%	14.11%	1.25%	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%††	1.96%	1.86%	1.75%	1.55%††
Net expenses (c)	1.43%††	1.43% (d)	1.43%	1.42%	1.42%††
Expenses (before waiver/reimbursement) (c)	1.44%††	1.44%	1.43%	1.42%	1.42%††
Portfolio turnover rate	6%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 3,583	$ 3,184	$ 4,339	$ 3,817	$ 5,422

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,			May 8, 2017^ through October 31, 2017
Class R6		2020	2019	2018
Net asset value at beginning of period	$ 15.12	$ 17.25	$ 15.85	$ 16.46	$ 15.59
Net investment income (loss) (a)	0.21	0.42	0.42	0.37	0.23
Net realized and unrealized gain (loss) on investments	3.89	(1.86)	1.86	(0.04)	0.82
Total from investment operations	4.10	(1.44)	2.28	0.33	1.05
Less distributions:
From net investment income	(0.22)	(0.39)	(0.42)	(0.38)	(0.18)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.22)	(0.69)	(0.88)	(0.94)	(0.18)
Net asset value at end of period	$ 19.00	$ 15.12	$ 17.25	$ 15.85	$ 16.46
Total investment return (b)	27.22%	(8.46)%	14.94%	1.95%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%††	2.68%	2.60%	2.31%	2.94%††
Net expenses (c)	0.73%††	0.73% (d)	0.73%	0.73%	0.72%††
Expenses (before waiver/reimbursement) (c)	0.74%††	0.74%	0.73%	0.73%	0.72%††
Portfolio turnover rate	6%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 111,077	$ 107,887	$ 165,999	$ 190,456	$ 723

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 14.89	$ 15.57**
Net investment income (loss) (a)	0.13	0.03
Net realized and unrealized gain (loss) on investments	3.84	(0.68)
Total from investment operations	3.97	(0.65)
Less distributions:
From net investment income	(0.11)	(0.03)
Net asset value at end of period	$ 18.75	$ 14.89
Total investment return (b)	26.70%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%††	0.98%††
Net expenses (c)	1.59%††	1.57%†† (d)
Expenses (before waiver/reimbursement) (c)	1.65%††	1.63%††
Portfolio turnover rate	6%	29%
Net assets at end of period (in 000’s)	$ 30	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Epoch U.S. Equity Yield Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 08, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R1	May 8, 2017
Class R2	May 8, 2017
Class R3	May 8, 2017
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either
Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security

27

Notes to Financial Statements (Unaudited) (continued)
valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market

28	MainStay Epoch U.S. Equity Yield Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
29

Notes to Financial Statements (Unaudited) (continued)
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund.

30	MainStay Epoch U.S. Equity Yield Fund

Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $3,355,885 and waived fees and/or reimbursed certain class specific expenses in the amount of $224,688 and paid the Subadvisor in the amount of $1,581,970.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 372
Class R2	805
Class R3	1,661
31

Notes to Financial Statements (Unaudited) (continued)
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $28,082 and $6,524, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2021, of $4,832, $1, $1,370 and $668, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2022 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$209,883	$ —
Investor Class	181,564	(23,385)
Class B	18,783	(2,410)
Class C	36,865	(4,723)
Class I	149,855	—
Class R1	362	—
Class R2	782	—
Class R3	1,616	—
Class R6	2,204	—
SIMPLE Class	56	(7)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 28,294	$ 83,989	$ (92,749)	$ —	$ —	$ 19,534	$ 1	$ —	19,534

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$30,353	100.0%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$766,051,222	$296,620,051	$(19,795,129)	$276,824,922
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$21,923,519
Long-Term Capital Gains	19,140,559
Total	$41,064,078
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

32	MainStay Epoch U.S. Equity Yield Fund

Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,489 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $53,689 and $91,970, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,378,584	$ 23,976,941
Shares issued to shareholders in reinvestment of distributions	270,863	4,690,445
Shares redeemed	(2,169,233)	(37,242,162)
Net increase (decrease) in shares outstanding before conversion	(519,786)	(8,574,776)
Shares converted into Class A (See Note 1)	583,464	10,292,192
Shares converted from Class A (See Note 1)	(24,183)	(413,826)
Net increase (decrease)	39,495	$ 1,303,590
Year ended October 31, 2020:
Shares sold	2,332,674	$ 36,272,057
Shares issued to shareholders in reinvestment of distributions	1,043,950	16,404,472
Shares redeemed	(4,998,543)	(75,708,799)
Net increase (decrease) in shares outstanding before conversion	(1,621,919)	(23,032,270)
Shares converted into Class A (See Note 1)	622,803	10,121,700
Shares converted from Class A (See Note 1)	(36,798)	(537,284)
Net increase (decrease)	(1,035,914)	$ (13,447,854)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	92,780	$ 1,592,789
Shares issued to shareholders in reinvestment of distributions	50,150	860,908
Shares redeemed	(243,764)	(4,171,718)
Net increase (decrease) in shares outstanding before conversion	(100,834)	(1,718,021)
Shares converted into Investor Class (See Note 1)	51,385	904,332
Shares converted from Investor Class (See Note 1)	(511,514)	(8,979,916)
Net increase (decrease)	(560,963)	$ (9,793,605)
Year ended October 31, 2020:
Shares sold	270,284	$ 4,138,236
Shares issued to shareholders in reinvestment of distributions	219,312	3,451,003
Shares redeemed	(525,089)	(8,114,014)
Net increase (decrease) in shares outstanding before conversion	(35,493)	(524,775)
Shares converted into Investor Class (See Note 1)	89,418	1,358,880
Shares converted from Investor Class (See Note 1)	(509,950)	(8,361,449)
Net increase (decrease)	(456,025)	$ (7,527,344)

33

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,567	$ 59,768
Shares issued to shareholders in reinvestment of distributions	3,550	58,654
Shares redeemed	(37,240)	(617,055)
Net increase (decrease) in shares outstanding before conversion	(30,123)	(498,633)
Shares converted from Class B (See Note 1)	(72,325)	(1,215,049)
Net increase (decrease)	(102,448)	$ (1,713,682)
Year ended October 31, 2020:
Shares sold	7,068	$ 110,395
Shares issued to shareholders in reinvestment of distributions	25,338	394,504
Shares redeemed	(133,598)	(1,997,777)
Net increase (decrease) in shares outstanding before conversion	(101,192)	(1,492,878)
Shares converted from Class B (See Note 1)	(167,336)	(2,481,456)
Net increase (decrease)	(268,528)	$ (3,974,334)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	52,105	$ 876,852
Shares issued to shareholders in reinvestment of distributions	6,987	115,142
Shares redeemed	(386,569)	(6,563,475)
Net increase (decrease) in shares outstanding before conversion	(327,477)	(5,571,481)
Shares converted from Class C (See Note 1)	(57,554)	(995,285)
Net increase (decrease)	(385,031)	$ (6,566,766)
Year ended October 31, 2020:
Shares sold	235,502	$ 3,705,877
Shares issued to shareholders in reinvestment of distributions	52,734	818,324
Shares redeemed	(881,029)	(13,010,985)
Net increase (decrease) in shares outstanding before conversion	(592,793)	(8,486,784)
Shares converted from Class C (See Note 1)	(26,684)	(385,344)
Net increase (decrease)	(619,477)	$ (8,872,128)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,586,172	$ 27,532,301
Shares issued to shareholders in reinvestment of distributions	216,102	3,785,424
Shares redeemed	(2,103,220)	(36,840,572)
Net increase (decrease) in shares outstanding before conversion	(300,946)	(5,522,847)
Shares converted into Class I (See Note 1)	23,574	407,552
Net increase (decrease)	(277,372)	$ (5,115,295)
Year ended October 31, 2020:
Shares sold	6,046,881	$ 89,114,571
Shares issued to shareholders in reinvestment of distributions	781,886	12,338,626
Shares redeemed	(7,211,459)	(107,323,610)
Net increase (decrease) in shares outstanding before conversion	(382,692)	(5,870,413)
Shares converted into Class I (See Note 1)	19,579	287,919
Net increase (decrease)	(363,113)	$ (5,582,494)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	15,600	$ 271,853
Shares issued to shareholders in reinvestment of distributions	514	8,993
Shares redeemed	(8,463)	(153,761)
Net increase (decrease)	7,651	$ 127,085
Year ended October 31, 2020:
Shares sold	8,452	$ 133,176
Shares issued to shareholders in reinvestment of distributions	1,949	31,602
Shares redeemed	(33,874)	(451,774)
Net increase (decrease)	(23,473)	$ (286,996)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,309	$ 89,717
Shares issued to shareholders in reinvestment of distributions	1,222	20,913
Shares redeemed	(70,267)	(1,179,726)
Net increase (decrease)	(63,736)	$ (1,069,096)
Year ended October 31, 2020:
Shares sold	22,786	$ 344,684
Shares issued to shareholders in reinvestment of distributions	6,091	96,110
Shares redeemed	(50,907)	(757,593)
Net increase (decrease)	(22,030)	$ (316,799)

34	MainStay Epoch U.S. Equity Yield Fund

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	16,922	$ 294,591
Shares issued to shareholders in reinvestment of distributions	1,881	32,430
Shares redeemed	(41,064)	(696,198)
Net increase (decrease)	(22,261)	$ (369,177)
Year ended October 31, 2020:
Shares sold	42,848	$ 656,589
Shares issued to shareholders in reinvestment of distributions	8,905	141,099
Shares redeemed	(93,160)	(1,445,161)
Net increase (decrease)	(41,407)	$ (647,473)

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	40,303	$ 701,303
Shares issued to shareholders in reinvestment of distributions	80,189	1,401,462
Shares redeemed	(1,412,042)	(24,495,234)
Net increase (decrease)	(1,291,550)	$ (22,392,469)
Year ended October 31, 2020:
Shares sold	927,546	$ 14,403,318
Shares issued to shareholders in reinvestment of distributions	433,166	6,826,494
Shares redeemed	(3,848,764)	(59,597,170)
Net increase (decrease) in shares outstanding before conversion	(2,488,052)	(38,367,358)
Shares converted from Class R6 (See Note 1)	(232)	(2,966)
Net increase (decrease)	(2,488,284)	$ (38,370,324)

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	10	$ 173
Net increase (decrease)	10	$ 173
Period ended October 31, 2020:(a)
Shares sold	1,605	$ 25,000
Shares issued to shareholders in reinvestment of distributions	4	53
Net increase (decrease)	1,609	$ 25,053

(a)	The inception date of the class was August 31, 2020.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

36	MainStay Epoch U.S. Equity Yield Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Epoch to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life
Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

38	MainStay Epoch U.S. Equity Yield Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
40	MainStay Epoch U.S. Equity Yield Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1736843MS071-21	MSEUE10-06/21
(NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	5/3/2004	1.33%	9.61%	3.29%	3.08%	1.14%
		Excluding sales charges		4.47	13.00	3.92	3.39	1.14
Investor Class Shares[2]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	1.83	9.58	3.28	3.06	1.13
		Excluding sales charges		4.44	12.97	3.91	3.37	1.13
Class B Shares[3]	Maximum 3% CDSC	With sales charges	5/3/2004	1.05	9.11	3.16	2.61	1.88
	if Redeemed Within the First Four Years of Purchase	Excluding sales charges		4.05	12.11	3.16	2.61	1.88
Class C Shares	Maximum 1% CDSC	With sales charges	5/3/2004	3.17	11.25	3.16	2.61	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.17	12.25	3.16	2.61	1.88
Class I Shares	No Sales Charge		5/3/2004	4.60	13.29	4.18	3.65	0.89
Class R3 Shares	No Sales Charge		2/29/2016	4.40	12.73	3.58	4.27	1.49
Class R6 Shares	No Sales Charge		2/28/2019	4.81	13.64	3.96	N/A	0.66
SIMPLE Class Shares	No Sales Charge		8/31/2020	4.43	5.02	N/A	N/A	1.38

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3.0%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[1]	5.99%	16.10%	4.98%	4.24%
Morningstar Bank Loan Category Average[2]	5.35	13.59	3.86	3.52

1.	The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,044.70	$5.58	$1,019.34	$5.51	1.10%
Investor Class Shares	$1,000.00	$1,044.40	$5.83	$1,019.09	$5.76	1.15%
Class B Shares	$1,000.00	$1,040.50	$9.66	$1,015.32	$9.54	1.91%
Class C Shares	$1,000.00	$1,041.70	$9.62	$1,015.37	$9.49	1.90%
Class I Shares	$1,000.00	$1,046.00	$4.26	$1,020.63	$4.21	0.84%
Class R3 Shares	$1,000.00	$1,044.00	$7.40	$1,017.56	$7.30	1.46%
Class R6 Shares	$1,000.00	$1,048.10	$3.30	$1,021.57	$3.26	0.65%
SIMPLE Class Shares	$1,000.00	$1,044.30	$7.10	$1,017.85	$7.00	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Electronics	11.4%
Finance	11.0
Healthcare, Education & Childcare	8.5
Hotels, Motels, Inns & Gaming	5.1
Telecommunications	4.9
Chemicals, Plastics & Rubber	4.4
Broadcasting & Entertainment	3.5
Diversified/Conglomerate Service	3.4
Insurance	3.4
Exchange–Traded Funds	3.2
Containers, Packaging & Glass	3.0
Buildings & Real Estate	2.6
Diversified/Conglomerate Manufacturing	2.6
Aerospace & Defense	2.6
Utilities	2.5
Beverage, Food & Tobacco	2.4
Retail Store	2.4
Personal, Food & Miscellaneous Services	2.0
Automobile	1.8
Leisure, Amusement, Motion Pictures & Entertainment	1.7
Banking	1.6
Personal & Nondurable Consumer Products	1.2
Oil & Gas	1.1
Mining, Steel, Iron & Non–Precious Metals	1.0
Affiliated Investment Company	0.9
Printing & Publishing	0.8
Entertainment	0.8
Machinery (Non–Agriculture, Non–Construct & Non–Electronic)	0.7
Commercial Services	0.7
Services: Business	0.6
Diversified Financial Services	0.6
Personal & Nondurable Consumer Products (Manufacturing Only)	0.5
Retail	0.5
Home and Office Furnishings, Housewares & Durable Consumer Products	0.3
Ecological	0.3%
Manufacturing	0.3
Lodging	0.3
Building Materials	0.3
Cargo Transport	0.2
Personal Transportation	0.2
Auto Manufacturers	0.2
Real Estate	0.2
Packaging & Containers	0.2
Environmental Control	0.2
Airlines	0.2
Radio and TV Broadcasting	0.1
Pharmaceuticals	0.1
Electric	0.1
Food	0.1
Trucking & Leasing	0.1
Distribution & Wholesale	0.1
Real Estate Investment Trusts	0.1
Mining	0.1
Chemicals	0.1
Media	0.1
Healthcare–Services	0.0‡
Iron & Steel	0.0‡
Machinery–Diversified	0.0‡
Oil & Gas Services	0.0‡
Oil, Gas & Consumable Fuels	0.0‡
Health Care Equipment & Supplies	0.0‡
Health Care Providers & Services	0.0‡
Metals & Mining	0.0‡
Communications Equipment	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Short–Term Investments	12.6
Other Assets, Less Liabilities	–9.9
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings or Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Invesco Senior Loan ETF
2.	SPDR Blackstone Senior Loan ETF
3.	Asurion LLC, 3.113%-5.363%, due 11/3/23–1/31/28
4.	MainStay MacKay High Yield Corporate Bond Fund
5.	Caesars Resort Collection LLC, 2.863%-5.75%, due 12/23/24–7/21/25
6.	Dell International LLC, 2.00%, due 9/19/25
7.	MH Sub I LLC, 3.613%-4.75%, due 9/13/24
8.	Sunshine Luxembourg VII SARL, 4.50%, due 10/1/26
9.	Scientific Games International, Inc., 2.863%-7.00%, due 8/14/24–5/15/28
10.	Camelot U.S. Acquisition 1 Co., 3.113%-4.00%, due 10/30/26

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Floating Rate Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Floating Rate Fund returned 4.60%, underperforming the 5.99% return of the Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index. Over the same period, Class I shares also underperformed the 5.35% return of the Morningstar Bank Loan Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2021, the Credit Suisse Leveraged Loan Index was removed as a secondary benchmark for the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Market conditions were generally favorable for the reporting period with the floating-rate market realizing largely positive relative performance consistent with other risk assets, including equities and high yield. These risk assets continued to recover from the impact of the global onset of the COVID-19 pandemic in February and March of 2020. The sell-off in February and March was the most severe since the market’s recovery from the Global Financial Crisis that began in 2008. The segments of the loan market that underperformed most in the prior reporting period, including lower credit quality and more COVID-19-sensitive sectors, tended to outperform in the current reporting period. The Fund has historically been positioned with higher credit quality and less exposure to COVID-19-impacted sectors and underperformed as a result. The Fund realized strong inflows during the reporting period and cash was also a drag on relative performance.
What was the Fund’s duration2 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is tied to LIBOR.4 Issuers can generally borrow under a 30-to-90-day range with LIBOR. The weighted average time to LIBOR reset on the Fund’s portfolio averaged less than 40 days during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest positive contributions to performance relative to the S&P/LSTA Leveraged Loan Index included the Fund’s market weight exposure to the home furnishings sector, its out-of-benchmark positions and its overweight exposure to hotels & gaming. (Contributions take weightings and total returns into account.) Conversely, the most significant detractors from the Fund’s relative performance were underweight positions in the electronics, oil & gas and business services sectors.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included loans issued by financial services company Ascensus, information and analytics provider Corelogic and pharmaceutical company Organon, reflecting our favorable view towards the relative value, business prospects and management of these issuers. The largest sales during the reporting period were loans issued by gaming and entertainment operator Gateway Casinos and human resource outsourcing services provider Tempo Acquisition. The sale of the Fund’s entire Gateway position reflected concerns regarding future company performance, while the partial sale of Tempo holdings left the Fund with a market-weight position, reflecting our view of its relative value.
How did the Fund’s sector weightings change during the reporting period?
As the economy and markets partially recovered from the onset of COVID-19, we increased the Fund’s weightings in out-of-benchmark positions in high-yield bonds, air transportation and retail. Conversely, we reduced the Fund’s weightings in electronics, gaming and utilities.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, we remain cautiously optimistic about the floating-rate bond market, and have maintained the Fund’s overweight positions in packaging, gaming and building materials. As of the same date, the Fund remains underweight in electronics, business services and health care. We continue to

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group return
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	The London InterBank Offered Rate (“LIBOR”) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR, or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.
10	MainStay Floating Rate Fund

look for opportunities to add exposure in these underweight sectors, subject to the Fund’s underwriting criteria.
From a ratings perspective, the Fund has moved closer to a market-weight position in BB-and-better-rated credit, while adopting an overweight position in B-rated credit, reflecting our view on improving credit fundamentals for the loan market and better relative performance.5 We are looking to lower the Fund’s cash balances with additional purchases subject to market conditions.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 93.1%
Asset-Backed Securities 0.6%
Other Asset-Backed Securities 0.6%
Octagon Investment Partners 51 Ltd. (a)(b)(c)
Series 2021-1A, Class B
(zero coupon) (3 Month LIBOR + 1.70%), due 7/20/34	$ 2,500,000	$ 2,500,265
Series 2021-1A, Class E
(zero coupon) (3 Month LIBOR + 6.75%), due 7/20/34	2,500,000	2,499,735
Rockland Park CLO Ltd. (a)(b)(c)
Series 2021-1A, Class B
(zero coupon) (3 Month LIBOR + 1.65%), due 4/20/34	2,500,000	2,500,000
Series 2021-1A, Class E
(zero coupon) (3 Month LIBOR + 6.25%), due 4/20/34	2,500,000	2,500,000
Total Asset-Backed Securities (Cost $10,000,000)		10,000,000
Corporate Bonds 4.1%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	500,000	580,000
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	2,100,000	2,250,213
		2,830,213
Airlines 0.2%
United Airlines, Inc. (a)
4.375%, due 4/15/26	800,000	830,176
4.625%, due 4/15/29	2,400,000	2,494,080
		3,324,256
Auto Manufacturers 0.2%
Ford Motor Co.
8.50%, due 4/21/23	700,000	784,000
9.00%, due 4/22/25	1,400,000	1,709,750
		2,493,750
Building Materials 0.3%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	590,000	601,800
4.875%, due 12/15/27	780,000	815,100
Koppers, Inc.
6.00%, due 2/15/25 (a)	2,000,000	2,055,000
	Principal Amount	Value

Building Materials (continued)
U.S. Concrete, Inc.
5.125%, due 3/1/29 (a)	$ 400,000	$ 413,000
		3,884,900
Chemicals 0.1%
Kraton Polymers LLC
4.25%, due 12/15/25 (a)	800,000	812,000
Nouryon Holding BV
8.00%, due 10/1/26 (a)	1,000,000	1,062,600
		1,874,600
Commercial Services 0.4%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	898,875
Jaguar Holding Co. II
4.625%, due 6/15/25 (a)	2,800,000	2,943,305
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	1,045,000
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	1,000,000	882,500
		5,769,680
Distribution & Wholesale 0.1%
IAA, Inc.
5.50%, due 6/15/27 (a)	500,000	525,625
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	400,000	405,576
		931,201
Electric 0.1%
Vistra Operations Co., LLC
5.00%, due 7/31/27 (a)	1,500,000	1,554,045
Entertainment 0.1%
Caesars Resort Collection LLC
5.75%, due 7/1/25 (a)	500,000	526,385
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,451,250
		1,977,635
Environmental Control 0.2%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	2,000,000	2,035,000
4.25%, due 6/1/25	1,200,000	1,236,000
8.50%, due 5/1/27	462,000	505,890
		3,776,890

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	$ 240,000	$ 258,372
US Foods, Inc.
6.25%, due 4/15/25 (a)	1,200,000	1,274,634
		1,533,006
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	248,100
Insurance 0.1%
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	900,000	958,500
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	690,919
Lodging 0.3%
Boyd Gaming Corp.
4.75%, due 12/1/27	600,000	615,054
8.625%, due 6/1/25 (a)	2,000,000	2,214,400
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	1,053,150
		3,882,604
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	442,100
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	742,775
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	1,400,000	1,517,250
		2,260,025
Mining 0.1%
Kaiser Aluminum Corp.
6.50%, due 5/1/25 (a)	1,550,000	1,643,000
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	640,000	671,162
	Principal Amount	Value

Packaging & Containers 0.2%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	$ 1,600,000	$ 1,592,000
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	1,048,750
Plastipak Holdings, Inc.
6.25%, due 10/15/25 (a)	530,000	544,575
		3,185,325
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	721,875
Organon Finance 1 LLC
5.125%, due 4/30/31 (a)	1,400,000	1,452,640
		2,174,515
Real Estate 0.2%
Realogy Group LLC (a)
5.75%, due 1/15/29	1,670,000	1,732,625
7.625%, due 6/15/25	560,000	611,800
		2,344,425
Real Estate Investment Trusts 0.1%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	650,000	672,750
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	308,736
		981,486
Retail 0.5%
1011778 B.C. Unlimited Liability Co.
4.00%, due 10/15/30 (a)	3,120,000	3,042,001
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	624,196
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	2,050,000
Magic Mergeco, Inc. (a)
5.25%, due 5/1/28	1,050,000	1,063,125
7.875%, due 5/1/29	1,400,000	1,438,500
		8,217,822
Telecommunications 0.3%
Frontier Communications Corp.
5.875%, due 10/15/27 (a)	560,000	595,000
LogMeIn, Inc.
5.50%, due 9/1/27 (a)	2,200,000	2,292,972
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	1,330,000	1,310,050
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Telesat Canada
4.875%, due 6/1/27 (a)	$ 900,000	$ 877,500
		5,075,522
Trucking & Leasing 0.1%
DAE Funding LLC
5.00%, due 8/1/24 (a)	1,000,000	1,026,250
Total Corporate Bonds (Cost $61,098,112)		63,751,931
Loan Assignments 88.4%
Aerospace & Defense 2.4%
AI Convoy (Luxembourg) SARL
USD Facility Term Loan B
4.50% (2 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 1/18/27 (c)	1,608,750	1,607,074
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
1.863% (1 Month LIBOR + 1.75%), due 9/7/27 (c)	3,865,163	3,850,066
CP Atlas Buyer, Inc.
Term Loan B
4.25% (3 Month LIBOR + 3.75%), due 11/23/27 (c)	5,500,000	5,480,062
Dynasty Acquisition Co., Inc. (c)
2020 Term Loan B1
3.703% (3 Month LIBOR + 3.50%), due 4/6/26	1,817,426	1,764,493
2020 Term Loan B2
3.703% (3 Month LIBOR + 3.50%), due 4/6/26	977,111	948,652
Kestrel Bidco, Inc.
Term Loan
4.00% (3 Month LIBOR + 3.00%), due 12/11/26 (c)	1,234,375	1,191,687
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
4.50% (3 Month LIBOR + 3.50%), due 5/30/25 (c)	5,548,133	5,485,717
Science Applications International Corp.
Tranche Term Loan B
1.988% (1 Month LIBOR + 1.875%), due 10/31/25 (c)	2,047,500	2,036,409
	Principal Amount	Value

Aerospace & Defense (continued)
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (c)	$ 1,814,286	$ 1,905,757
TransDigm, Inc. (c)
Tranche Refinancing Term Loan E
2.363% (1 Month LIBOR + 2.25%), due 5/30/25	970,219	957,788
Tranche Refinancing Term Loan F
2.363% (1 Month LIBOR + 2.25%), due 12/9/25	8,386,103	8,278,417
United AirLines, Inc.
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 4/21/28 (c)	4,200,000	4,248,002
		37,754,124
Automobile 1.8%
American Axle & Manufacturing, Inc.
Tranche Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/6/24 (c)	1,528,589	1,519,273
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
5.00% (1 Month LIBOR + 4.50%), due 4/6/28 (c)	3,900,000	3,929,250
Belron Finance LLC
2019 Dollar Second Incremental Loan
2.438% (3 Month LIBOR + 2.25%), due 10/30/26 (c)	1,234,375	1,223,574
Belron Group SA
Dollar Third Incremental Loan
3.25% (1 Month LIBOR + 2.75%), due 4/13/28 (c)	2,418,750	2,408,168
Chassix, Inc.
Initial Term Loan
6.50% (3 Month LIBOR + 5.50%), due 11/15/23 (c)	2,401,517	2,353,487
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
3.363% (1 Month LIBOR + 3.25%), due 4/30/26 (c)	2,455,590	2,427,965
KAR Auction Services, Inc.
Tranche Term Loan B6
2.375% (1 Month LIBOR + 2.25%), due 9/19/26 (c)	736,281	725,237

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
Mavis Tire Express Services Corp. (c)
First Lien Closing Term Loan
3.363% (1 Month LIBOR + 3.25%), due 3/20/25	$ 4,109,263	$ 4,096,421
First Lien Term Loan B2
5.00% (1 Month LIBOR + 4.00%), due 3/20/25	498,750	497,753
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
3.113% (1 Month LIBOR + 3.00%), due 2/5/26 (c)	9,254,955	9,123,359
		28,304,487
Banking 1.6%
Apollo Commercial Real Estate Finance, Inc. (c)
Initial Term Loan
2.858% (1 Month LIBOR + 2.75%), due 5/15/26	1,473,750	1,447,959
Term Loan B1
4.00% (1 Month LIBOR + 3.50%), due 3/11/28	3,000,000	2,977,500
Broadstreet Partners, Inc.
First Lien 2020 Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 1/27/27 (c)	3,337,652	3,303,812
Brookfield Property REIT, Inc.
Initial Term Loan B
2.613% (1 Month LIBOR + 2.50%), due 8/27/25 (c)	1,378,423	1,304,908
Edelman Financial Engines Center LLC
First Lien 2021 Initial Term Loan
4.25% (1 Month LIBOR + 3.50%), due 4/7/28 (c)	7,737,000	7,701,217
Greenhill & Co., Inc.
New Term Loan
3.363% (1 Month LIBOR + 3.25%), due 4/12/24 (c)(d)(e)	1,466,740	1,459,406
Jane Street Group LLC
Dollar Term Loan
2.863% (1 Month LIBOR + 2.75%), due 1/21/27 (c)	6,881,753	6,830,139
		25,024,941
	Principal Amount	Value

Beverage, Food & Tobacco 2.4%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
3.608% (1 Month LIBOR + 3.50%), due 10/1/25 (c)	$ 3,343,449	$ 3,337,180
American Seafoods Group LLC
First Lien Tranche Term Loan B
3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 8/21/23 (c)	1,154,513	1,150,183
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (c)(d)	961,552	909,467
B&G Foods, Inc.
Tranche Term Loan B4
2.613% (1 Month LIBOR + 2.50%), due 10/10/26 (c)	825,833	824,113
CHG PPC Parent LLC
First Lien Initial Term Loan
2.863% (1 Month LIBOR + 2.75%), due 3/31/25 (c)	3,646,875	3,601,289
City Brewing Co. LLC
First Lien Closing Date Term Loan
4.25% (3 Month LIBOR + 3.50%), due 4/5/28 (c)	3,800,000	3,804,750
Froneri International Ltd.
First Lien Facility Term Loan B2
2.363% (1 Month LIBOR + 2.25%), due 1/29/27 (c)	2,992,387	2,947,128
H Food Holdings LLC
Initial Term Loan B
3.801% (1 Month LIBOR + 3.6875%), due 5/23/25 (c)	3,623,470	3,589,250
JBS USA Lux SA
New Term Loan
2.113% (1 Month LIBOR + 2.00%), due 5/1/26 (c)	7,635,605	7,610,156
Sunshine Investments BV
Facility Term Loan B3
3.198% (3 Month LIBOR + 3.00%), due 3/28/25 (c)	4,214,899	4,183,287
U.S. Foods, Inc.
Initial Term Loan
1.863% (1 Month LIBOR + 1.75%), due 6/27/23 (c)	4,414,788	4,359,604
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Beverage, Food & Tobacco (continued)
United Natural Foods, Inc.
Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 10/22/25 (c)	$ 1,560,252	$ 1,558,601
		37,875,008
Broadcasting & Entertainment 3.5%
Altice France SA
USD Incremental Term Loan B13
4.198% (3 Month LIBOR + 4.00%), due 8/14/26 (c)	7,018,461	6,991,047
Charter Communications Operating LLC
Term Loan B1
1.87% (1 Month LIBOR + 1.75%), due 4/30/25 (c)	9,675,000	9,662,151
Clear Channel Outdoor Holdings, Inc.
Term Loan B
3.685% (3 Month LIBOR + 3.50%), due 8/21/26 (c)	1,231,250	1,190,721
Diamond Sports Group LLC
Term Loan
3.37% (1 Month LIBOR + 3.25%), due 8/24/26 (c)	2,950,050	2,094,536
Gray Television, Inc.
Term Loan C
2.615% (1 Month LIBOR + 2.50%), due 1/2/26 (c)	3,011,963	2,991,882
Nexstar Broadcasting, Inc.
Term Loan B4
2.615% (1 Month LIBOR + 2.50%), due 9/18/26 (c)	5,480,394	5,452,992
Numericable U.S. LLC (c)
USD Term Loan B11
2.936% (1 Month LIBOR + 2.75%), due 7/31/25	435,859	426,706
Term Loan B12
3.871% (3 Month LIBOR + 3.6875%), due 1/31/26	3,859,976	3,826,201
Radiate Holdco LLC
Term Loan B
4.25% (1 Month LIBOR + 3.50%), due 9/25/26 (c)	7,743,598	7,746,014
Terrier Media Buyer, Inc.
First Lien 2021 Term Loan B
3.613% (1 Month LIBOR + 3.50%), due 12/17/26 (c)	6,127,144	6,081,190
	Principal Amount	Value

Broadcasting & Entertainment (continued)
Univision Communications, Inc.
First Lien 2017 Replacement Repriced Term Loan
3.75% (1 Month LIBOR + 2.75%), due 3/15/24 (c)	$ 4,966,237	$ 4,949,943
WideOpenWest Finance LLC
Eighth Amendment Term Loan B
4.25% (1 Month LIBOR + 3.25%), due 8/18/23 (c)	2,869,733	2,859,996
		54,273,379
Buildings & Real Estate 2.6%
Beacon Roofing Supply, Inc.
Cov-Lite Term Loan B
TBD, due 4/21/28	3,500,000	3,486,875
Core & Main LP
Initial Term Loan
3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 8/1/24 (c)	5,495,376	5,467,899
Cornerstone Building Brands, Inc.
Tranche Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 4/12/28 (c)	6,631,641	6,573,615
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
2.863% (1 Month LIBOR + 2.75%), due 8/21/25 (c)	3,910,500	3,811,107
Hamilton Holdco LLC
Term Loan
2.21% (3 Month LIBOR + 2.00%), due 1/2/27 (c)	1,458,750	1,445,986
Jeld-Wen
First Lien Term Loan B4
2.113% (1 Month LIBOR + 2.00%), due 12/14/24 (c)	1,662,891	1,650,159
Realogy Group LLC
Extended 2025 Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/8/25 (c)	767,205	760,081
SIWF Holdings, Inc. (c)
First Lien Initial Term Loan
4.363% (1 Month LIBOR + 4.25%), due 6/15/25	2,829,997	2,822,214
Second Lien Initial Term Loan
8.613% (1 Month LIBOR + 8.50%), due 6/15/26	480,000	477,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Buildings & Real Estate (continued)
SRS Distribution, Inc.
Initial Term Loan
3.113% (1 Month LIBOR + 3.00%), due 5/23/25 (c)	$ 3,594,594	$ 3,540,175
Wilsonart LLC
Tranche Term Loan E
4.50% (3 Month LIBOR + 3.50%), due 12/31/26 (c)	6,879,100	6,866,202
ZEBRA BUYER LLC
Term Loan
TBD, due 4/21/28	4,200,000	4,192,999
		41,095,112
Cargo Transport 0.2%
Genesee & Wyoming, Inc.
Initial Term Loan
2.203% (3 Month LIBOR + 2.00%), due 12/30/26 (c)	2,970,000	2,957,006
Chemicals, Plastics & Rubber 4.4%
Allnex (Luxembourg) & Cy S.C.A. (c)(d)
Tranche Term Loan B2
4.00% (1 Month LIBOR + 3.25%), due 9/13/23	1,101,025	1,099,648
Tranche Term Loan B3
4.00% (1 Month LIBOR + 3.25%), due 9/13/23	829,560	828,523
Alpha 3 BV
Initial Dollar Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/18/28 (c)	4,096,000	4,066,988
Altium Packaging LLC
First Lien 2021 Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/3/28 (c)	3,085,106	3,051,041
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
4.75% (3 Month LIBOR + 4.00%), due 11/24/27 (c)	1,066,655	1,063,988
Cabot Microelectronics Corp.
Term Loan B1
2.125% (1 Month LIBOR + 2.00%), due 11/17/25 (c)	1,835,849	1,833,554
Diamond (BC) BV
Initial Term Loan 3.187%-3.185%
(2 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 9/6/24 (c)	2,240,267	2,228,665
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Emerald Performance Materials LLC
Cov-Lite Term Loan
5.00% (1 Month LIBOR + 4.00%), due 8/12/25 (c)	$ 1,714,041	$ 1,714,898
Flex Acquisition Co., Inc.
2021 Specified Refinancing Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/2/28 (c)	4,645,444	4,591,245
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B3
3.25% (3 Month LIBOR + 2.75%), due 1/29/26 (c)	3,560,000	3,543,311
INEOS U.S. Finance LLC
2024 New Dollar Term Loan B
2.113% (1 Month LIBOR + 2.00%), due 4/1/24 (c)	2,400,380	2,373,649
Innophos Holdings, Inc.
Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 2/5/27 (c)	2,474,990	2,467,256
Jazz Pharmaceuticals, Inc.
Term Loan
TBD, due 4/21/28	7,000,000	7,015,750
Milk Specialties Co.
New Term Loan B
5.00% (1 Month LIBOR + 4.00%), due 8/16/23 (c)(d)	1,051,004	1,049,252
Minerals Technologies, Inc.
New Term Loan B1
3.00% (1 Month LIBOR + 2.25%, 2 Month LIBOR + 2.25%), due 2/14/24 (c)(d)	1,183,342	1,184,081
Nouryon Finance BV
Initial Dollar Term Loan B
2.865% (1 Month LIBOR + 2.75%), due 10/1/25 (c)	5,076,036	5,007,510
Oxea Holding Vier GMBH
Term Loan B2
3.625% (1 Month LIBOR + 3.50%), due 10/14/24 (c)	3,046,678	3,006,690
Pactiv Evergreen, Inc.
Tranche U.S. Term Loan B1
2.863% (1 Month LIBOR + 2.75%), due 2/5/23 (c)	1,013,051	1,010,835
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
PAREXEL International Corp.
Initial Term Loan
2.863% (1 Month LIBOR + 2.75%), due 9/27/24 (c)	$ 2,188,137	$ 2,167,168
PPD, Inc.
Initial Term Loan
2.75% (1 Month LIBOR + 2.25%), due 1/13/28 (c)	4,692,745	4,682,187
PQ Corp.
Third Amendment Tranche Term Loan B1
2.436% (3 Month LIBOR + 2.25%), due 2/7/27 (c)	1,838,110	1,824,653
SCIH Salt Holdings, Inc.
Term Loan B
TBD, due 3/16/27	6,666,667	6,633,333
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 3/3/28 (c)	3,852,262	3,813,204
First Lien Delayed Draw Term Loan
3.75%, due 3/3/28 (d)	28,883	28,590
Tronox Finance LLC
First Lien Refinancing Term Loan 2.629%-2.77%
(1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/10/28 (c)	1,620,617	1,605,568
Univar Solutions USA, Inc.
Term Loan B5
2.113% (1 Month LIBOR + 2.00%), due 7/1/26 (c)	592,500	589,620
Venator Finance SARL
Initial Term Loan
3.113% (1 Month LIBOR + 3.00%), due 8/8/24 (c)	1,406,568	1,383,711
		69,864,918
Commercial Services 0.3%
MHI Holdings LLC
Initial Term Loan
5.113% (1 Month LIBOR + 5.00%), due 9/21/26 (c)	2,788,402	2,793,630
	Principal Amount	Value

Commercial Services (continued)
Sotheby's
2021 Refinancing Term Loan
5.50% (3 Month LIBOR + 4.75%), due 1/15/27 (c)	$ 2,296,915	$ 2,312,707
		5,106,337
Containers, Packaging & Glass 3.0%
Alliance Laundry Systems LLC
Initial Term Term Loan B
4.25% (1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 10/8/27 (c)	4,812,937	4,810,358
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan
3.75% (3 Month LIBOR + 2.75%), due 12/7/23 (c)	2,667,051	2,400,346
Berlin Packaging LLC
Tranche Initial Term Loan B4
3.75% (3 Month LIBOR + 3.25%), due 3/11/28 (c)	4,000,000	3,942,500
Berry Global, Inc.
Term Loan Z
1.861% (1 Month LIBOR + 1.75%), due 7/1/26 (c)	3,684,516	3,651,510
BWAY Holding Co.
Initial Term Loan
3.443% (3 Month LIBOR + 3.25%), due 4/3/24 (c)	4,792,857	4,624,360
Charter NEX U.S., Inc.
First Lien Initial Term Loan
5.00% (1 Month LIBOR + 4.25%), due 12/1/27 (c)	851,755	854,476
Clearwater Paper Corp.
Initial Term Loan
3.125% (1 Month LIBOR + 3.00%), due 7/26/26 (c)	1,077,083	1,077,083
Fort Dearborn Holding Co., Inc. (c)
First Lien Initial Term Loan
5.00% (1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 10/19/23	2,363,987	2,360,047
Second Lien Initial Term Loan
9.50% (3 Month LIBOR + 8.50%), due 10/21/24 (d)	1,500,000	1,496,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Graham Packaging Co., Inc.
2021 Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 8/4/27 (c)	$ 7,571,610	$ 7,548,380
Pretium PKG Holdings, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 4.00%), due 11/5/27 (c)	2,570,641	2,571,443
Pro Mach Group, Inc.
First Lien Term Loan
2.863% (1 Month LIBOR + 2.75%), due 3/7/25 (c)	2,000,000	1,962,500
Reynolds Consumer Products LLC
Initial Term Loan
1.863% (1 Month LIBOR + 1.75%), due 2/4/27 (c)	2,171,970	2,159,752
Tank Holding Corp. (c)
First Lien 2020 Refinancing Term Loan
3.363% (1 Month LIBOR + 3.25%), due 3/26/26	4,437,784	4,373,990
First Lien 2020 Incremental Term Loan
5.75% (3 Month LIBOR + 5.00%), due 3/26/26 (d)	857,850	857,135
Trident TPI Holdings, Inc.
Tranche Term Loan B1
4.00% (3 Month LIBOR + 3.00%), due 10/17/24 (c)	2,011,947	1,999,012
		46,689,142
Diversified/Conglomerate Manufacturing 2.6%
AI Ladder (Luxembourg) Subco SARL
Facility Term Loan B
4.613% (1 Month LIBOR + 4.50%), due 7/9/25 (c)(d)	1,974,723	1,974,723
Allied Universal Holdco LLC
Initial Term Loan
4.363% (1 Month LIBOR + 4.25%), due 7/10/26 (c)	3,974,899	3,965,956
Bright Bidco BV
2018 Refinancing Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/30/24 (c)	2,870,489	2,189,449
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
Filtration Group Corp.
First Lien Initial Dollar Term Loan
3.113% (1 Month LIBOR + 3.00%), due 3/31/25 (c)	$ 2,891,673	$ 2,859,141
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
1.863% (1 Month LIBOR + 1.75%), due 3/1/27 (c)	3,394,517	3,347,136
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
2.613% (1 Month LIBOR + 2.50%), due 6/1/25 (c)	2,613,000	2,605,652
Hyster-Yale Group, Inc.
Term Loan B
3.363% (1 Month LIBOR + 3.25%), due 5/30/23 (c)(d)(e)	812,500	806,406
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
1.863% (1 Month LIBOR + 1.75%), due 3/1/27 (c)	864,339	852,274
Iron Mountain Information Management LLC
Incremental Term Loan B
1.863% (1 Month LIBOR + 1.75%), due 1/2/26 (c)	3,261,472	3,218,665
LTI Holdings, Inc.
First Lien Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 9/6/25 (c)	1,352,658	1,330,678
Pre-Paid Legal Services
First Lien Term Loan
3.363% (1 Month LIBOR + 3.25%), due 5/1/25 (c)	3,840,993	3,803,382
QUIKRETE Holdings, Inc.
First Lien Initial Term Loan
2.613% (1 Month LIBOR + 2.50%), due 2/1/27 (c)	2,347,122	2,322,184
Red Ventures LLC (c)
First Lien Term Loan B2
2.613% (1 Month LIBOR + 2.50%), due 11/8/24	5,677,687	5,585,424
First Lien Term Loan B3
4.25% (1 Month LIBOR + 3.50%), due 11/8/24	1,995,000	1,990,012
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
TRC Co.s, Inc. Term Loan
4.50% (1 Month LIBOR + 3.50%), due 6/21/24 (c)(d)	$ 2,451,459	$ 2,435,373
WP CPP Holdings LLC
First Lien Term Loan
4.75% (3 Month LIBOR + 3.75%), due 4/30/25 (c)	997,556	967,213
		40,253,668
Diversified/Conglomerate Service 3.4%
Applied Systems, Inc. (c)
First Lien Closing Date Term Loan 3.50%-5.25%
(3 Month LIBOR + 2.00%, 3 Month LIBOR + 3.00%), due 9/19/24	3,463,798	3,447,560
Second Lien 2021 Term Loan
6.25% (3 Month LIBOR + 5.50%), due 9/19/25	1,982,109	1,998,213
Blackhawk Network Holdings, Inc.
First Lien Term Loan
3.113% (1 Month LIBOR + 3.00%), due 6/15/25 (c)	2,910,151	2,871,501
BrightView Landscapes LLC
First Lien 2018 Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 8/15/25 (c)	1,446,738	1,439,504
CCC Information Services, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 4/29/24 (c)	1,873,561	1,873,172
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24 (c)	2,599,144	2,595,895
Greeneden U.S. Holdings I LLC
Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 12/1/27 (c)	1,433,293	1,435,801
IRI Holdings, Inc.
First Lien Initial Term Loan
4.363% (1 Month LIBOR + 4.25%), due 12/1/25 (c)	6,149,577	6,129,081
Mitchell International, Inc.
First Lien Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 11/29/24 (c)	1,914,084	1,884,574
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
MKS Instruments, Inc.
Tranche Term Loan B6
1.863% (1 Month LIBOR + 1.75%), due 2/2/26 (c)	$ 1,277,609	$ 1,273,084
Monitronics International, Inc.
Term Loan
7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (c)(d)	1,835,143	1,795,381
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan
3.50% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/23/26 (c)	8,887,944	8,869,057
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (c)	4,980,407	4,972,105
Verint Systems, Inc.
Refinancing Term Loan
2.115% (1 Month LIBOR + 2.00%), due 6/28/24 (c)	705,883	702,353
Verscend Holding Corp.
Term Loan B1
4.113% (1 Month LIBOR + 4.00%), due 8/27/25 (c)	8,162,486	8,172,689
WEX, Inc.
Term Loan B
2.363% (1 Month LIBOR + 2.25%), due 3/31/28 (c)	4,000,000	3,980,000
		53,439,970
Ecological 0.3%
GFL Environmental, Inc.
2020 Refinancing Term Loan
3.50% (1 Month LIBOR + 3.00%), due 5/30/25 (c)	3,445,956	3,445,419
Sophia, LP
Closing Date Term Loan
4.50% (3 Month LIBOR + 3.75%), due 10/7/27 (c)	890,626	890,254
		4,335,673
Electronics 11.4%
ASG Technologies Group, Inc.
Replacement Term Loan
4.50% (1 Month LIBOR + 3.50%), due 7/31/24 (c)(d)	2,730,255	2,716,604

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Avast Software BV
Initial Dollar Term Loan
2.203% (3 Month LIBOR + 2.00%), due 3/22/28 (c)	$ 800,000	$ 798,400
Barracuda Networks, Inc.
First Lien Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/12/25 (c)	3,943,887	3,935,999
Camelot U.S. Acquisition 1 Co. (c)
Initial Term Loan
3.113% (1 Month LIBOR + 3.00%), due 10/30/26	3,250,954	3,218,444
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	7,231,875	7,233,683
Castle U.S. Holding Corp.
Initial Dollar Term Loan
3.953% (3 Month LIBOR + 3.75%), due 1/29/27 (c)	2,291,215	2,236,322
Castle US Holding Corp.
Incremental Term Loan B
TBD, due 1/31/27	5,000,000	4,880,210
Celestial-Saturn Parent, Inc.
Term Loan
TBD, due 4/14/28	9,333,333	9,282,775
CommScope, Inc.
Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 4/6/26 (c)	10,349,766	10,260,820
DCert Buyer, Inc.
First Lien Initial Term Loan
4.113% (1 Month LIBOR + 4.00%), due 10/16/26 (c)	3,476,222	3,470,013
Dell International LLC
Refinancing Term Loan B2
2.00% (1 Month LIBOR + 1.75%), due 9/19/25 (c)	11,466,244	11,448,001
Diebold Nixdorf, Inc.
New Dollar Term Loan B
2.875% (1 Month LIBOR + 2.75%), due 11/6/23 (c)	948,844	925,123
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 11/9/27 (c)	3,491,250	3,492,339
	Principal Amount	Value

Electronics (continued)
Epicor Software Corp.,
Term Loan C
4.00% (1 Month LIBOR + 3.25%), due 7/30/27 (c)	$ 6,790,542	$ 6,776,655
Flexera Software LLC
First Lien Term Loan B1
4.50% (3 Month LIBOR + 3.75%), due 3/3/28 (c)	3,302,155	3,308,347
Go Daddy Operating Co. LLC
Tranche Term Loan B2
1.863% (1 Month LIBOR + 1.75%), due 2/15/24 (c)	2,193,347	2,175,153
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
3.93% (3 Month LIBOR + 3.75%), due 3/11/28 (c)	1,988,571	1,972,828
Hyland Software, Inc. (c)
First Lien 2018 Refinancing Term Loan
4.25% (1 Month LIBOR + 3.50%), due 7/1/24	5,434,046	5,437,443
Second Lien 2021 Refinancing Term Loan
7.00% (1 Month LIBOR + 6.25%), due 7/7/25	1,996,667	1,999,162
Informatica LLC
2020 Dollar Term Loan
3.363% (1 Month LIBOR + 3.25%), due 2/25/27 (c)	2,970,000	2,940,763
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
4.952% (3 Month LIBOR + 4.75%), due 4/1/28 (c)	4,000,000	3,998,752
MA FinanceCo. LLC (c)
Tranche Term Loan B3
2.863% (1 Month LIBOR + 2.75%), due 6/21/24	390,152	384,983
Tranche Term Loan B4
5.25% (3 Month LIBOR + 4.25%), due 6/5/25 (d)	993,671	996,983
McAfee LLC
USD Term Loan B
3.86% (1 Month LIBOR + 3.75%), due 9/30/24 (c)	8,296,152	8,290,967
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
MH Sub I LLC (c)
First Lien Amendment No. 2 Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 9/13/24	$ 4,100,221	$ 4,060,072
1st Lien 2020 June New Term Loan
4.75% (1 Month LIBOR + 3.75%), due 9/13/24	6,891,731	6,884,840
Milano Acquisition Corp.,
First Lien Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 10/1/27 (c)	1,662,500	1,660,941
Misys Ltd. (c)
First Lien Dollar Term Loan
4.50% (6 Month LIBOR + 3.50%), due 6/13/24	3,047,011	2,991,784
Second Lien Dollar Term Loan
8.25% (6 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,469,906
Oberthur Technologies Holding S.A.S.
Facility Term Loan B1
5.25% (3 Month LIBOR + 3.75%), due 1/10/26 (c)	2,182,330	2,150,140
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
4.12% (1 Month LIBOR + 4.00%), due 4/26/24 (c)	2,288,777	2,281,624
Project Leopard Holdings, Inc.
2018 Repricing Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24 (c)	1,930,312	1,931,760
Rocket Software, Inc.
First Lien Initial Term Loan
4.363% (1 Month LIBOR + 4.25%), due 11/28/25 (c)	2,058,000	2,039,992
Seattle SpinCo, Inc.
Initial Term Loan
2.863% (1 Month LIBOR + 2.75%), due 6/21/24 (c)	2,634,795	2,599,884
Solera LLC
Dollar Term Loan
2.863% (1 Month LIBOR + 2.75%), due 3/3/23 (c)	1,343,914	1,337,194
	Principal Amount	Value

Electronics (continued)
SS&C Technologies Holdings, Inc. (c)
Term Loan B3
1.863% (1 Month LIBOR + 1.75%), due 4/16/25	$ 4,169,434	$ 4,115,577
Term Loan B4
1.863% (1 Month LIBOR + 1.75%), due 4/16/25	3,092,173	3,052,361
Surf Holdings LLC SARL
First Lien Dollar Tranche Term Loan
3.676% (3 Month LIBOR + 3.50%), due 3/5/27 (c)	3,033,613	3,002,898
Syncsort, Inc.
Term Loan B
TBD, due 3/19/28	4,000,000	3,981,668
Tempo Acquisition LLC
Extended Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/2/26 (c)	1,422,072	1,420,650
ThoughtWorks, Inc.
Incremental Term Loan
3.75% (1 Month LIBOR + 3.25%), due 3/24/28 (c)	2,400,000	2,389,999
Tibco Software, Inc. (c)
Term Loan B3
3.87% (1 Month LIBOR + 3.75%), due 6/30/26	8,988,750	8,923,582
Second Lien Term Loan
7.37% (1 Month LIBOR + 7.25%), due 3/3/28	600,000	606,563
Trader Corporation
First Lien 2017 Refinancing Term Loan
4.00% (1 Month LIBOR + 3.00%), due 9/28/23 (c)	4,034,981	4,034,981
UKG, Inc. (c)
First Lien Initial Term Loan
3.863% (1 Month LIBOR + 3.75%), due 5/4/26	1,970,000	1,970,307
First Lien 2021 Incremental Term Loan
4.00% (3 Month LIBOR + 3.25%), due 5/4/26	4,425,309	4,428,469
Vertiv Group Corp.
Term Loan B
2.861% (1 Month LIBOR + 2.75%), due 3/2/27 (c)	5,962,556	5,927,151

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
VS Buyer LLC
Initial Term Loan
3.113% (1 Month LIBOR + 3.00%), due 2/28/27 (c)	$ 1,485,000	$ 1,472,006
Western Digital Corp.
U.S. Term Loan B4
1.863% (1 Month LIBOR + 1.75%), due 4/29/23 (c)	1,489,077	1,486,684
		179,401,802
Entertainment 0.7%
Formula One Management Ltd.
USD Facility Term Loan B3
3.50% (1 Month LIBOR + 2.50%), due 2/1/24 (c)	3,650,036	3,622,153
J&J Ventures Gaming LLC
Term Loan
4.75% (1 Month LIBOR + 4.00%), due 4/26/28 (c)	7,500,000	7,481,250
		11,103,403
Finance 11.0%
AAdvantage Loyalty IP Ltd.
Initial Term Loan
5.50% (6 Month LIBOR + 4.75%), due 4/20/28 (c)	5,200,000	5,338,939
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/12/24 (c)(d)	6,032,305	5,954,072
Acuris Finance US, Inc.
Initial Dollar Term Loan
4.50% (3 Month LIBOR + 4.00%), due 2/16/28 (c)	6,125,000	6,119,898
ADMI Corp.
Amendment No.4 Refinancing Term Loan
3.25% (1 Month LIBOR + 2.75%), due 12/23/27 (c)	2,500,000	2,481,945
AlixPartners LLP
Initial Dollar Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/4/28 (c)	7,000,000	6,965,973
Alliant Holdings I, Inc.
Initial Term Loan
TBD, due 11/6/27 (b)	4,000,000	3,996,876
	Principal Amount	Value

Finance (continued)
Amentum Government Services Holdings LLC (c)
First Lien Tranche Term Loan 1
3.613% (1 Month LIBOR + 3.50%), due 1/29/27	$ 620,313	$ 613,722
First Lien Tranche Term Loan 2
5.50% (3 Month LIBOR + 4.75%), due 1/29/27	1,000,000	1,005,000
Blue Tree Holdings, Inc.
Term Loan
2.65% (3 Month LIBOR + 2.50%), due 3/4/28 (c)	1,500,000	1,486,875
Brand Energy & Infrastructure Services, Inc.
Initial Term Loan
5.25% (3 Month LIBOR + 4.25%), due 6/21/24 (c)	1,532,511	1,488,177
Colouroz Investment (c)(d)
1 GMBH First Lien Initial Term Loan C 5.25%-6.00%
(2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23	343,639	335,334
2 GMBH First Lien Initial Term Loan B2 5.25%-6.00%
5.25% (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23	2,078,734	2,028,498
Covia Holdings LLC
Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 7/31/26 (c)	837,917	807,019
CPC Acquisition Corp.
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/29/27 (c)	6,500,000	6,422,812
Cyxtera DC Holdings, Inc.
Second Lien Initial Term Loan
8.25% (3 Month LIBOR + 7.25%), due 5/1/25 (c)(d)	1,200,000	1,186,500
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
4.75% (1 Month LIBOR + 3.75%), due 4/9/27 (c)	5,478,700	5,487,833
EG Group Ltd.
Term Loan
TBD, due 3/11/26	3,000,000	2,977,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Endurance International Group, Inc.,
Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 2/10/28 (c)	$ 4,772,234	$ 4,730,477
FC Compassus LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 12/31/26 (c)(d)	6,440,733	6,472,936
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (c)	9,835,350	9,869,774
Greenrock Finance, Inc.
First Lien Initial USD Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/28/24 (c)(d)	1,915,291	1,886,561
Indy US Bidco LLC
Tranche Term Loan B1
4.111% (1 Month LIBOR + 4.00%), due 3/6/28 (c)	6,500,000	6,485,102
Intelsat Jackson Holdings SA
Term Loan
6.50% (3 Month LIBOR + 5.50%), due 7/13/22 (c)	411,246	414,947
IPS Acquisition LLC
First Lien Term Loan B2
4.25% (1 Month LIBOR + 3.25%), due 11/7/24 (c)	951,841	949,859
iStar, Inc.
Term Loan 2.861%-2.864%
(1 Month LIBOR + 2.75%), due 6/28/23 (c)	630,585	629,797
LBM Acquisition LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/17/27 (c)	2,936,364	2,931,777
Lonza Specialty Ingredients
Term Loan B
TBD, due 1/1/28	3,500,000	3,465,000
LSF11 Skyscraper Holdco SARL
Facility Term Loan B3
4.25% (3 Month LIBOR + 3.50%), due 9/29/27 (c)	6,200,000	6,192,250
Minimax Viking GmbH
Facility Term Loan B1C
3.50% (1 Month LIBOR + 2.75%), due 7/31/25 (c)	4,149,582	4,141,802
	Principal Amount	Value

Finance (continued)
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.113% (1 Month LIBOR + 2.00%), due 9/19/26 (c)	$ 487,563	$ 486,233
Onex TSG Intermediate Corp.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 2/28/28 (c)	4,000,000	3,958,332
Pactiv Evergreen, Inc.
U.S. Tranche Term Loan B2
3.363% (1 Month LIBOR + 3.25%), due 2/5/26 (c)	1,122,187	1,111,667
Park River Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 12/28/27 (c)	3,666,667	3,644,322
Peak 10 Holding Corp.
First Lien Initial Term Loan
3.703% (3 Month LIBOR + 3.50%), due 8/1/24 (c)	2,702,000	2,505,262
Peraton Corp
First Lien Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 2/1/28 (c)	3,750,127	3,744,659
Pluto Acquisition I, Inc.
First Lien 2020 Incremental Term Loan
5.50% (1 Month LIBOR + 5.00%), due 6/22/26 (c)	3,890,250	3,899,976
PODS, LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 3/31/28 (c)	7,000,000	6,967,499
Potters Industries LLC
Initial Term Loan
4.75% (3 Month LIBOR + 4.00%), due 12/14/27 (c)	1,200,000	1,200,000
PQ Group Holdings, Inc.
Term Loan B
TBD, due 1/1/28	2,100,000	2,089,500
RealPage, Inc.
First Lien Initial Term Loan
3.75%, due 4/24/28	4,846,154	4,822,597
Sinclair Television Group, Inc.
Term Loan B3
TBD, due 4/1/28	3,000,000	2,988,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Transplace Holdings, Inc.
First Lien Closing Date Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/7/24 (c)(d)	$ 1,235,792	$ 1,236,307
Triton Water Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/31/28 (c)	9,960,000	9,922,650
Truck Hero, Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 1/31/28 (c)	4,020,000	4,008,945
USS Ultimate Holdings, Inc. (c)
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 3.75%), due 8/25/24	1,833,500	1,834,154
Second Lien Initial Term Loan
8.75% (1 Month LIBOR + 7.75%), due 8/25/25 (d)	600,000	598,125
WCG Purchaser Corp.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 1/8/27 (c)	3,804,583	3,814,095
WildBrain Ltd.
Initial Term Loan
5.00% (1 Month LIBOR + 4.25%), due 3/24/28 (c)	5,640,000	5,590,650
WIN Waste Innovations Holdings Inc.
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 3/24/28 (c)	4,960,000	4,938,300
		172,229,278
Healthcare, Education & Childcare 8.5%
Agiliti Health, Inc.
Initial Term Loan
2.875% (1 Month LIBOR + 2.75%), due 1/4/26 (c)	2,058,000	2,042,565
AHP Health Partners, Inc.
Term Loan B1
4.75% (1 Month LIBOR + 3.75%), due 6/30/25 (c)	3,046,127	3,048,030
Akorn Operating Co. LLC
Term Loan
8.50% (3 Month LIBOR + 7.50%), due 10/1/25 (c)	149,190	152,919
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Alliance Healthcare Services, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 10/24/23 (c)(d)	$ 925,874	$ 870,900
Alvogen Pharma U.S., Inc.
January 2020 Loan
6.25% (3 Month LIBOR + 5.25%), due 12/31/23 (c)	943,433	933,409
Amneal Pharmaceuticals LLC
Initial Term Loan
3.625% (1 Month LIBOR + 3.50%), due 5/4/25 (c)	6,081,867	5,955,668
athenahealth, Inc.
First Lien Term Loan B1
4.453% (3 Month LIBOR + 4.25%), due 2/11/26 (c)	9,126,126	9,154,646
Auris Luxembourg III SARL
First Lien Facility Term Loan B2
3.863% (1 Month LIBOR + 3.75%), due 2/27/26 (c)	1,384,009	1,357,021
Avantor Funding, Inc.
Initial Dollar Term Loan B3
3.00% (1 Month LIBOR + 2.00%), due 11/21/24 (c)	1,152,449	1,151,296
Bausch Health Cos., Inc.
Initial Term Loan
3.109% (1 Month LIBOR + 3.00%), due 6/2/25 (c)	6,447,802	6,437,053
Carestream Dental Equipment, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.25%), due 9/1/24 (c)	1,934,849	1,905,827
Carestream Health, Inc. (c)
First Lien 2023 Extended Term Loan
7.75% (3 Month LIBOR + 6.75%), due 5/8/23	2,719,672	2,716,272
Second Lien 2023 Extended Term Loan
13.50% (3 Month LIBOR + 4.50%), due 8/8/23	2,183,959	2,031,082
DaVita, Inc.
Tranche Term Loan B1
1.863% (1 Month LIBOR + 1.75%), due 8/12/26 (c)	3,693,867	3,670,319
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Elanco Animal Health, Inc.
Term Loan
1.865% (1 Month LIBOR + 1.75%), due 8/1/27 (c)	$ 2,815,607	$ 2,775,384
Endo Luxembourg Finance Co. I SARL
2021 Term Loan B
5.75% (1 Month LIBOR + 5.00%), due 3/27/28 (c)	5,000,000	4,859,375
Envision Healthcare Corp.
Initial Term Loan
3.863% (1 Month LIBOR + 3.75%), due 10/10/25 (c)	3,294,151	2,777,674
eResearchTechnology, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 2/4/27 (c)	4,976,487	4,988,152
EWT Holdings III Corp.
Initial Term Loan
2.615% (1 Month LIBOR + 2.50%), due 4/1/28 (c)	4,725,000	4,689,562
ExamWorks Group, Inc.
Term Loan B1
4.25% (3 Month LIBOR + 3.25%), due 7/27/23 (c)	4,672,645	4,668,472
Gentiva Health Services, Inc.
First Lien Term Loan B1
2.875% (1 Month LIBOR + 2.75%), due 7/2/25 (c)	2,731,362	2,722,259
Grifols Worldwide Operations Ltd.
Tranche Term Loan B
2.087% (1 Week LIBOR + 2.00%), due 11/15/27 (c)	3,979,924	3,932,889
HCA, Inc.
Tranche Term Loan B12
1.863% (1 Month LIBOR + 1.75%), due 3/13/25 (c)	2,450,063	2,448,532
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
2.50% (1 Month LIBOR + 2.00%), due 3/15/28 (c)	2,666,667	2,656,667
Insulet Corp.
Term Loan B
TBD, due 4/30/28	5,600,000	5,586,000
Journey Personal Care Corp.
Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 3/1/28 (c)	5,000,000	5,000,000
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
LifePoint Health, Inc.
First Lien Term Loan B
3.863% (1 Month LIBOR + 3.75%), due 11/16/25 (c)	$ 4,642,116	$ 4,624,128
Mallinckrodt International Finance SA
2017 Term Loan B
5.50% (1 Month LIBOR + 4.75%), due 9/24/24 (c)(f)(g)	2,007,731	1,962,917
National Mentor Holdings, Inc. (c)
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	3,148,688	3,142,293
First Lien Term Loan C
4.50% (3 Month LIBOR + 3.75%), due 3/2/28 (d)	104,956	104,563
Organon & Co.
Term Loan
TBD, due 4/8/28	8,750,000	8,723,435
Ortho-Clinical Diagnostics, Inc.
Second Amendment New Term Loan
3.361% (1 Month LIBOR + 3.25%), due 6/30/25 (c)	2,606,177	2,601,110
Press Ganey
Initial Term Loan
TBD, due 1/1/38	2,000,000	1,990,000
Select Medical Corp.
Tranche Term Loan B
2.37% (1 Month LIBOR + 2.25%), due 3/6/25 (c)	4,354,845	4,315,382
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
2.863% (1 Month LIBOR + 2.75%), due 6/27/25 (c)(d)	1,945,000	1,931,871
Sunshine Luxembourg VII SARL
Facility Term Loan B3
4.50% (3 Month LIBOR + 3.75%), due 10/1/26 (c)	10,877,171	10,879,434
Team Health Holdings, Inc.
Initial Term Loan
3.75% (1 Month LIBOR + 2.75%), due 2/6/24 (c)	2,767,507	2,577,240
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
4.00% (6 Month LIBOR + 3.00%), due 6/23/24 (c)	2,376,607	2,338,836
		133,723,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 0.3%
Serta Simmons Bedding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.50%), due 11/8/23 (c)	$ 5,885,152	$ 4,531,567
Hotels, Motels, Inns & Gaming 5.1%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
3.863% (1 Month LIBOR + 3.75%), due 2/2/26 (c)	5,213,718	5,065,998
AP Gaming I LLC
First Lien Incremental Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 2/15/24 (c)	2,985,441	2,953,100
Caesars Resort Collection LLC
Term Loan B
2.863% (1 Month LIBOR + 2.75%), due 12/23/24 (c)	9,612,712	9,501,570
Churchill Downs, Inc.
Facility Term Loan B
2.12% (1 Month LIBOR + 2.00%), due 12/27/24 (c)	2,418,750	2,410,688
CityCenter Holdings LLC Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/18/24 (c)	4,559,595	4,507,032
Everi Payments Inc., (c)
Term Loan B
3.50% (1 Month LIBOR + 2.75%), due 5/9/24	4,253,389	4,217,235
Term Loan
11.50% (1 Month LIBOR + 10.50%), due 5/9/24 (d)(e)	794,000	829,730
Flutter Entertainment plc
USD Term Loan
3.703% (3 Month LIBOR + 3.50%), due 7/10/25 (c)	94,842	95,079
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.113% (1 Month LIBOR + 2.00%), due 11/30/23 (c)	1,453,305	1,449,267
Golden Entertainment, Inc.
First Lien Facilty Term Loan B
3.75% (1 Month LIBOR + 3.00%), due 10/20/24 (c)	1,600,000	1,582,499
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
GVC Holdings plc,
USD Facility Term Loan B3
3.00% (6 Month LIBOR + 2.00%), due 3/29/24 (c)	$ 7,897,146	$ 7,862,597
Hilton Worldwide Finance LLC
Refinancing Term Loan B2
1.861% (1 Month LIBOR + 1.75%), due 6/22/26 (c)	1,720,157	1,704,323
PCI Gaming Authority
Facility Term Loan B
2.61% (1 Month LIBOR + 2.50%), due 5/29/26 (c)	3,658,702	3,625,547
Penn National Gaming, Inc.
Facility Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 10/15/25 (c)	2,413,931	2,399,392
Scientific Games International, Inc.
Initial Term Loan B5
2.863% (1 Month LIBOR + 2.75%), due 8/14/24 (c)	9,394,172	9,247,924
Station Casinos LLC
Facility Term Loan B1
2.50% (1 Month LIBOR + 2.25%), due 2/8/27 (c)	6,991,739	6,886,863
UFC Holdings, LLC
First Lien Term Loan B3
3.75% (3 Month LIBOR + 3.00%), due 4/29/26 (c)	8,418,970	8,385,647
Wyndham Destinations, Inc.
Term Loan B
2.363% (1 Month LIBOR + 2.25%), due 5/30/25 (c)	3,900,000	3,862,950
Wyndham Hotels & Resorts, Inc.
Term Loan B
1.863% (1 Month LIBOR + 1.75%), due 5/30/25 (c)	3,412,500	3,378,375
		79,965,816
Insurance 3.3%
Acrisure LLC
First Lien 2020 Term Loan
3.703% (3 Month LIBOR + 3.50%), due 2/15/27 (c)	4,937,531	4,855,238
AmWINS Group, Inc.
Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/19/28 (c)	1,995,000	1,973,268
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
AssuredPartners, Inc.
2020 February Refinancing Term Loan
3.613% (1 Month LIBOR + 3.50%), due 2/12/27 (c)	$ 5,010,666	$ 4,959,663
Asurion LLC (c)
Replacement Term Loan B6
3.113% (1 Month LIBOR + 3.00%), due 11/3/23	2,308,444	2,301,590
New Term Loan B7
3.113% (1 Month LIBOR + 3.00%), due 11/3/24	802,159	797,145
New Term Loan B8
3.363% (1 Month LIBOR + 3.25%), due 12/23/26	1,995,000	1,980,349
New Term Loan B9
3.363% (1 Month LIBOR + 3.25%), due 7/31/27	2,000,000	1,984,584
Second Lien Term Loan B3
5.363% (1 Month LIBOR + 5.25%), due 1/31/28	8,200,000	8,312,750
Hub International Ltd. (c)
Initial Term Loan 3.150%-3.175%
(2 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 4/25/25	1,593,400	1,571,490
Incremental Term Loan B3
4.00% (3 Month LIBOR + 3.25%), due 4/25/25	5,000,000	4,993,305
NFP Corp.
Closing Date Term Loan
3.363% (1 Month LIBOR + 3.25%), due 2/15/27 (c)	3,398,231	3,347,788
Ryan Specialty Group LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 9/1/27 (c)	995,000	992,512
Sedgwick Claims Management Services, Inc. (c)
Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 12/31/25	4,880,113	4,807,927
2019 Term Loan
3.863% (1 Month LIBOR + 3.75%), due 9/3/26	2,992,386	2,976,176
	Principal Amount	Value

Insurance (continued)
USI, Inc. (c)
2017 New Term Loan
3.203% (3 Month LIBOR + 3.00%), due 5/16/24	$ 4,332,654	$ 4,282,365
2019 New Term Loan
3.453% (3 Month LIBOR + 3.25%), due 12/2/26	987,504	977,423
		51,113,573
Leisure, Amusement, Motion Pictures & Entertainment 1.7%
Alterra Mountain Co.
Initial Bluebird Term Loan
2.863% (1 Month LIBOR + 2.75%), due 7/31/24 (c)	4,852,159	4,766,344
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
2.113% (1 Month LIBOR + 2.00%), due 5/24/27 (c)	4,285,053	4,225,646
Boyd Gaming Corp.
Refinacing Term Loan B
2.337% (1 Week LIBOR + 2.25%), due 9/15/23 (c)	1,988,251	1,984,274
Creative Artists Agency LLC
Closing Date Term Loan
3.863% (1 Month LIBOR + 3.75%), due 11/27/26 (c)	2,468,750	2,446,763
Fitness International LLC (c)
Term Loan A
4.25% (1 Month LIBOR + 3.25%), due 1/8/25	1,617,188	1,538,350
Term Loan B
4.25% (1 Month LIBOR + 3.25%), due 4/18/25	291,959	277,048
Lions Gate Capital Holdings LLC
Term Loan B
2.363% (1 Month LIBOR + 2.25%), due 3/24/25 (c)	1,372,242	1,358,520
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
1.863% (1 Month LIBOR + 1.75%), due 8/29/25 (c)	2,410,432	2,362,975
TKC Holdings, Inc
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 3.75%), due 2/1/23 (c)	2,682,560	2,628,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1 2.87%-2.94%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 5/18/25 (c)	$ 4,546,195	$ 4,408,391
		25,997,220
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.7%
Advanced Drainage Systems, Inc.
Initial Term Loan
2.375% (1 Month LIBOR + 2.25%), due 7/31/26 (c)	470,893	470,501
Altra Industrial Motion Corp.
Term Loan
2.113% (1 Month LIBOR + 2.00%), due 10/1/25 (c)	2,611,940	2,597,248
Brown Group Holdings LLC
Term Loan B
TBD, due 4/22/28	1,750,000	1,740,375
CPM Holdings, Inc. (c)
First Lien Initial Term Loan
3.615% (1 Month LIBOR + 3.50%), due 11/17/25	1,461,337	1,444,166
Second Lien Initial Term Loan
8.365% (1 Month LIBOR + 8.25%), due 11/16/26 (d)	797,980	787,340
Titan Acquisition Ltd.
Initial Term Loan
3.267% (3 Month LIBOR + 3.00%), due 3/28/25 (c)	2,516,811	2,460,534
Welbilt, Inc.
Term Loan B
2.611% (1 Month LIBOR + 2.50%), due 10/23/25 (c)	1,994,060	1,969,134
		11,469,298
Manufacturing 0.3%
FCG Acquisitions, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 3/31/28 (c)	3,360,000	3,339,000
	Principal Amount	Value

Manufacturing (continued)
Weber-Stephen Products LLC
Initial Term Loan B
4.00% (1 Month LIBOR + 3.25%), due 10/30/27 (c)	$ 718,200	$ 717,302
		4,056,302
Mining, Steel, Iron & Non-Precious Metals 0.9%
American Rock Salt Company LLC
First Lien Initial Loan
4.50% (1 Month LIBOR + 3.50%), due 3/21/25 (c)	2,993,483	2,992,235
Gates Global LLC
Initial Dollar Term Loan B3
3.50% (1 Month LIBOR + 2.75%), due 3/31/27 (c)	4,967,910	4,948,247
Graftech International Ltd.
Initial Term Loan
3.50% (1 Month LIBOR + 3.00%), due 2/12/25 (c)	2,054,623	2,050,343
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
3.109% (1 Month LIBOR + 3.00%), due 9/20/24 (c)	2,319,792	2,308,193
U.S. Silica Co.
Term Loan
5.00% (1 Month LIBOR + 4.00%), due 5/1/25 (c)	1,430,205	1,368,911
		13,667,929
Oil & Gas 1.1%
Buckeye Partners LP 2021
2021 Tranche Term Loan B1
2.359% (1 Month LIBOR + 2.25%), due 11/1/26 (c)	2,351,295	2,340,420
ChampionX Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 5/9/25 (c)(d)	472,289	469,337
Fleet Midco I Ltd.
Facility Term Loan B
3.109% (1 Month LIBOR + 3.00%), due 10/7/26 (c)	1,231,250	1,212,781
GIP III Stetson I, LP
Initial Term Loan
4.359% (1 Month LIBOR + 4.25%), due 7/18/25 (c)(d)	2,147,547	2,060,303
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
Keane Group Holdings LLC
Initial Term Loan
5.00% (1 Month LIBOR + 4.00%), due 5/25/25 (c)	$ 949,185	$ 925,455
Lucid Energy Group II Borrower LLC
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 2/17/25 (c)	2,522,000	2,483,118
Medallion Midland Acquisition LLC
Initial Term Loan
4.25% (1 Month LIBOR + 3.25%), due 10/30/24 (c)	1,354,500	1,339,827
Murphy Oil USA, Inc.
Tranche Term Loan B
2.25% (1 Month LIBOR + 1.75%), due 1/31/28 (c)	800,000	801,000
NorthRiver Midstream Finance LP
Initial Term Loan B
3.452% (3 Month LIBOR + 3.25%), due 10/1/25 (c)	2,730,000	2,685,638
PES Holdings LLC
Tranche Term Loan C
(1 Month LIBOR + 4.50%), due 12/31/22 (c)(d)(f)(g)	1,895,098	23,689
Prairie ECI Acquiror LP
Initial Term Loan B
4.863% (1 Month LIBOR + 4.75%), due 3/11/26 (c)	1,185,525	1,151,935
Traverse Midstream Partners LLC
Advance Term Loan
6.50% (1 Month LIBOR + 5.50%), due 9/27/24 (c)	1,865,657	1,863,908
		17,357,411
Personal & Nondurable Consumer Products 1.2%
Caesars Resort Collection LLC
Term Loan B1
4.613% (1 Month LIBOR + 4.50%), due 7/21/25 (c)	1,940,250	1,943,646
Foundation Building Materials, Inc.
First Lien Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 1/31/28 (c)	7,250,000	7,183,974
Leslie's Poolmart, Inc.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 3/9/28 (c)	7,000,000	6,958,749
	Principal Amount	Value

Personal & Nondurable Consumer Products (continued)
Michaels Stores, Inc. (The)
Term Loan B
5.00% (3 Month LIBOR + 4.25%), due 4/15/28 (c)	$ 2,800,000	$ 2,783,900
Prestige Brands, Inc.
Term Loan B4
2.109% (1 Month LIBOR + 2.00%), due 1/26/24 (c)	487,696	488,076
Spectrum Brands, Inc.
2021 Term Loan
2.50% (3 Month LIBOR + 2.00%), due 3/3/28 (c)	300,000	298,625
		19,656,970
Personal & Nondurable Consumer Products (Manufacturing Only) 0.5%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
2.113% (1 Month LIBOR + 2.00%), due 1/15/27 (c)	2,708,750	2,685,663
Hercules Achievement, Inc.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/16/24 (c)	4,353,872	4,170,191
SRAM LLC,
1st Lien Term Loan
3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 3/15/24 (c)	932,498	927,835
		7,783,689
Personal Transportation 0.2%
Uber Technologies, Inc.
2021 Incremental Term Loan
3.606% (1 Month LIBOR + 3.50%), due 4/4/25 (c)	3,698,403	3,693,011
Personal, Food & Miscellaneous Services 2.0%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
1.863% (1 Month LIBOR + 1.75%), due 11/19/26 (c)	2,090,146	2,056,182
Aramark Intermediate HoldCo Corp. (c)
U.S. Term Loan B3
1.863% (1 Month LIBOR + 1.75%), due 3/11/25	1,480,650	1,459,762

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Personal, Food & Miscellaneous Services (continued)
Aramark Intermediate HoldCo Corp. (c) (continued)
U.S. Term Loan B4
1.863% (1 Month LIBOR + 1.75%), due 1/15/27	$ 1,732,500	$ 1,703,986
U.S. Term Loan B5
2.613% (1 Month LIBOR + 2.50%), due 4/6/28	6,400,000	6,368,000
Hillman Group, Inc. (The)
Term Loan B1
TBD, due 2/24/28	1,939,522	1,927,400
IRB Holding Corp. (c)
2020 Replacement Term Loan B
3.75% (3 Month LIBOR + 2.75%), due 2/5/25	2,405,204	2,386,831
Fourth Amendment Incremental Term Loan
4.25% (3 Month LIBOR + 3.25%), due 12/15/27	7,148,750	7,123,429
KFC Holding Co.
2021 Term Loan B
1.865% (1 Month LIBOR + 1.75%), due 3/15/28 (c)	2,217,086	2,215,503
WW International, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 4/13/28 (c)	6,400,000	6,402,669
		31,643,762
Printing & Publishing 0.8%
Getty Images, Inc.
Initial Dollar Term Loan
4.625% (1 Month LIBOR + 4.50%), due 2/19/26 (c)	992,954	983,733
McGraw Hill LLC
First Lien Term Loan B
5.75% (3 Month LIBOR + 4.75%), due 11/1/24 (c)	1,226,684	1,232,818
Severin Acquisition LLC
First Lien Initial Term Loan
3.366% (1 Month LIBOR + 3.25%), due 8/1/25 (c)	4,431,377	4,375,984
Springer Nature Deutschland GmbH
Initial Term Loan B18
4.00% (1 Month LIBOR + 3.25%), due 8/14/26 (c)	5,520,552	5,501,573
		12,094,108
	Principal Amount	Value

Radio and TV Broadcasting 0.1%
Nielsen Finance LLC
Term Loan B4
2.113% (1 Month LIBOR + 2.00%), due 10/4/23 (c)	$ 855,929	$ 854,003
Retail Store 2.4%
Alphabet Holding Co., Inc.
First Lien Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 9/26/24 (c)	7,240,143	7,231,998
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
2.111% (1 Month LIBOR + 2.00%), due 2/3/24 (c)	2,909,968	2,906,662
EG Group Ltd. (c)
USD Facility Term Loan B
4.203% (3 Month LIBOR + 4.00%), due 2/7/25	1,235,084	1,215,323
USD Additional Facility Term Loan
4.203% (3 Month LIBOR + 4.00%), due 2/7/25	1,445,273	1,422,149
Harbor Freight Tools USA, Inc.
2020 Initial Term Loan B
3.75% (1 Month LIBOR + 3.00%), due 10/19/27 (c)	7,016,368	7,010,790
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 3/3/28 (c)	4,000,000	3,975,000
PetSmart LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/11/28 (c)	9,100,000	9,118,200
White Cap Buyer LLC
Initial Closing Date Term Loan
4.50% (3 Month LIBOR + 4.00%), due 10/19/27 (c)	4,978,741	4,975,629
		37,855,751
Services: Business 0.6%
Dun & Bradstreet Corp.
The Initial Term Borrowing
3.361% (1 Month LIBOR + 3.25%), due 2/6/26 (c)	6,039,875	6,005,901
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
Intrado Corp.
Initial Term Loan B
5.00% (3 Month LIBOR + 4.00%), due 10/10/24 (c)	$ 3,839,500	$ 3,745,647
		9,751,548
Telecommunications 4.6%
Avaya, Inc.
Tranche Term Loan B2
4.115% (1 Month LIBOR + 4.00%), due 12/15/27 (c)	3,947,115	3,950,818
Azalea TopCo, Inc.
First Lien Initial Term Loan
3.712% (3 Month LIBOR + 3.50%), due 7/24/26 (c)	2,462,500	2,439,633
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
3.863%, due 10/2/25	3,362,769	3,342,516
Cablevision Lightpath LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/30/27 (c)	2,000,000	1,991,072
Conduent, Inc.
Term Loan B
2.613% (1 Month LIBOR + 2.50%), due 12/7/23 (c)	2,877,165	2,832,808
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (c)	2,722,500	2,713,426
CSC Holdings LLC
September 2019 Initial Term Loan
2.615% (1 Month LIBOR + 2.50%), due 4/15/27 (c)	9,641,867	9,578,163
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.00%), due 5/1/24 (c)(d)	1,443,750	1,405,130
Frontier Communications Corp.
Term Loan B2
(zero coupon), due 10/8/21 (d)	826,383	820,701
Refinancing Term Loan
4.50% (1 Month LIBOR + 3.75%), due 5/1/28 (c)	3,023,617	3,002,830
	Principal Amount	Value

Telecommunications (continued)
Gogo, Inc.
Term Loan B
TBD, due 4/21/28	$ 5,500,000	$ 5,479,375
Intelsat Jackson Holdings SA
Tranche Term Loan B3
8.00% (1 Month LIBOR + 4.75%), due 11/27/23 (c)	2,702,081	2,743,096
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.863% (1 Month LIBOR + 1.75%), due 3/1/27 (c)	2,500,000	2,469,270
Lumen Technologies, Inc.
Term Loan B
2.363% (1 Month LIBOR + 2.25%), due 3/15/27 (c)	8,690,499	8,583,075
Redstone HoldCo 2 LP
Term Loan
TBD, due 4/14/28	4,671,613	4,629,279
SBA Senior Finance II LLC
Initial Term Loan
1.87% (1 Month LIBOR + 1.75%), due 4/11/25 (c)	6,347,976	6,294,812
Telesat Canada
Term Loan B5
2.87% (1 Month LIBOR + 2.75%), due 12/7/26 (c)	2,034,078	1,923,711
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
3.113% (1 Month LIBOR + 3.00%), due 3/9/27 (c)	7,575,110	7,497,328
		71,697,043
Utilities 2.5%
Astoria Energy LLC
2020 Advance Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 12/10/27 (c)	933,423	933,714
Brookfield WEC Holdings, Inc.
First Lien 2021 Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 8/1/25 (c)	10,423,875	10,305,157
Calpine Corp. 2019 Term Loan
2.12% (1 Month LIBOR + 2.00%), due 4/5/26 (c)	2,063,250	2,034,020
Compass Power Generation LLC
Tranche Term Loan B1
4.50% (1 Month LIBOR + 3.50%), due 12/20/24 (c)	1,449,472	1,440,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
Edgewater Generation LLC Term Loan
3.863% (1 Month LIBOR + 3.75%), due 12/13/25 (c)	$ 4,801,252	$ 4,633,208
ExGen Renewables IV LLC
Term Loan
3.75% (3 Month LIBOR + 2.75%), due 12/15/27 (c)	2,693,250	2,692,690
Granite Generation LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26 (c)	4,672,141	4,656,289
Hamilton Projects Acquiror LLC
Term Loan
5.75% (3 Month LIBOR + 4.75%), due 6/17/27 (c)	2,481,250	2,476,082
Helix Gen Funding LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%), due 6/3/24 (c)	1,318,555	1,277,350
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (c)	3,225,625	3,211,513
Southeast PowerGen LLC
Advance Term Loan B
4.50% (1 Month LIBOR + 3.50%), due 12/2/21 (c)	806,048	786,568
Vistra Operations Co., LLC
First Lien 2018 Incremental Term Loan 1.863%-1.865%
(1 Month LIBOR + 1.75%), due 12/31/25 (c)	4,972,836	4,929,945
		39,376,949
Total Loan Assignments (Cost $1,397,308,818)		1,385,997,380
Total Long-Term Bonds (Cost $1,468,406,930)		1,459,749,311

	Shares	Value
Affiliated Investment Company 0.9%
Fixed Income Fund 0.9%
MainStay MacKay High Yield Corporate Bond Fund Class I	2,399,065	$ 13,553,998
Total Affiliated Investment Company (Cost $13,605,526)		13,553,998
Common Stocks 0.1%
Communications Equipment 0.0% ‡
Energy Future Holdings Corp. (d)(e)(h)(i)	175,418	—
Millennium Corporate Trust (d)(e)(h)(i)	4,973	—
Millennium Lender Trust (d)(e)(h)(i)	5,298	—
		—
Metals & Mining 0.0% ‡
AFGlobal Corp. (d)(e)(h)(i)	60,753	412,513
Mining, Steel, Iron & Non-Precious Metals 0.1%
Covia Holdings Corp. (d)(e)(h)(i)	83,168	717,324
Oil, Gas & Consumable Fuels 0.0% ‡
Ascent Resources (d)(e)(h)(i)	244,062	165,962
Summit Midstream Partners LP (i)	15,430	364,302
		530,264
Pharmaceuticals 0.0% ‡
Akorn, Inc. (d)(e)(h)(i)	12,701	196,866
Total Common Stocks (Cost $3,933,281)		1,856,967
Exchange-Traded Funds 3.2%
Invesco Senior Loan ETF	1,355,000	30,013,250
SPDR Blackstone Senior Loan ETF	437,000	20,062,670
Total Exchange-Traded Funds (Cost $50,097,018)		50,075,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Number of Rights	Value
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Energy Corp.
Expires 12/31/46 (d)(e)(h)(i)	107,130	$ 112,486
Total Rights (Cost $87,847)		112,486

	Number of Warrants
Warrants 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
Carestream Health, Inc.
Expires 12/21/31 (d)(e)(h)(i)	43	—
Health Care Providers & Services 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (d)(e)(h)(i)	26	—
Oil, Gas & Consumable Fuels 0.0% ‡
Ascent Resources (d)(e)(h)(i)
1st Lien Warrants Expires 3/30/23	23,368	234
2nd Lien Tranche A Expires 3/30/23	62,000	620
2nd Lien Tranche B Expires 3/30/30	30,044	300
		1,154
Total Warrants (Cost $12,795)		1,154

	Principal Amount
Short-Term Investments 12.6%
U.S. Treasury Debt 12.6%
U.S. Treasury Bills (j)
0.005%, due 6/22/21	$ 27,075,000	27,074,624
0.006%, due 5/25/21	6,996,000	6,995,979
0.007%, due 6/10/21	20,362,000	20,361,785
0.008%, due 5/11/21	8,504,000	8,503,989
0.009%, due 5/20/21	8,674,000	8,673,959
0.01%, due 5/4/21	98,087,000	98,086,993
0.01%, due 6/8/21	6,181,000	6,180,938
	Principal Amount	Value

U.S. Treasury Debt (continued)
U.S. Treasury Bills (j) (continued)
0.013%, due 5/6/21	$ 5,334,000	$ 5,333,998
0.015%, due 6/15/21	16,933,000	16,932,924
Total Short-Term Investments (Cost $198,145,164)		198,145,189
Total Investments (Cost $1,734,288,561)	109.9%	1,723,495,025
Other Assets, Less Liabilities	(9.9)	(155,051,590)
Net Assets	100.0%	$ 1,568,443,435

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Delayed delivery security.
(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(d)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $50,246,024, which represented 3.2% of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2021, the total market value was $1,606,305, which represented 0.1% of the Fund’s net assets.
(i)	Non-income producing security.
(j)	Interest rate shown represents yield to maturity.

Abbreviation(s):
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Floating Rate Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 10,000,000	$ —	$ 10,000,000
Corporate Bonds	—	63,751,931	—	63,751,931
Loan Assignments	—	1,382,901,838	3,095,542	1,385,997,380
Total Long-Term Bonds	—	1,456,653,769	3,095,542	1,459,749,311
Affiliated Investment Company
Fixed Income Fund	13,553,998	—	—	13,553,998
Common Stocks	364,302	—	1,492,665	1,856,967
Exchange-Traded Funds	50,075,920	—	—	50,075,920
Rights	—	—	112,486	112,486
Warrants	—	—	1,154	1,154
Short-Term Investments
U.S. Treasury Debt	—	198,145,189	—	198,145,189
Total Investments in Securities	$ 63,994,220	$ 1,654,798,958	$ 4,701,847	$ 1,723,495,025

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2021
Long-Term Bonds
Loan Assignments	$15,007,590	$5,219	$ 8,787	$203,239	$ —	$(3,348,184)	$—	$(8,781,109)	$3,095,542	$ 72,694
Common Stocks	1,056,068	—	(784,919)	560,397	661,119	—	—	—	1,492,665	(224,523)
Rights	116,772	—	—	(4,286)	—	—	—	—	112,486	(4,286)
Warrants	1,174	—	(127,585)	127,565	—	—	—	—	1,154	—
Total	$16,181,604	$5,219	$(903,717)	$886,915	$661,119	$(3,348,184)	$—	$(8,781,109)	$4,701,847	$(156,115)
As of April 30, 2021, Loan Assignments with a market value of $8,781,109 transferred from Level 3 to Level 2 as the the fair value obtained by an independent pricing service, utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for these Loan Assignments, as determined by an independent pricing service, utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,720,683,035)	$1,709,941,027
Investment in affiliated investment companies, at value (identified cost $13,605,526)	13,553,998
Cash	9,925,474
Receivables:
Fund shares sold	12,370,140
Interest	3,343,682
Investment securities sold	433,086
Other assets	141,955
Total assets	1,749,709,362
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	491
Payables:
Investment securities purchased	177,458,097
Fund shares redeemed	2,027,140
Manager (See Note 3)	740,492
Transfer agent (See Note 3)	338,781
NYLIFE Distributors (See Note 3)	116,164
Professional fees	72,634
Shareholder communication	67,721
Custodian	19,286
Accrued expenses	21,480
Distributions payable	403,641
Total liabilities	181,265,927
Net assets	$1,568,443,435
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 171,884
Additional paid-in-capital	1,669,378,560
1,669,550,444
Total distributable earnings (loss)	(101,107,009)
Net assets	$1,568,443,435
Class A
Net assets applicable to outstanding shares	$338,435,238
Shares of beneficial interest outstanding	37,094,110
Net asset value per share outstanding	$ 9.12
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.40
Investor Class
Net assets applicable to outstanding shares	$ 20,008,532
Shares of beneficial interest outstanding	2,192,925
Net asset value per share outstanding	$ 9.12
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.35
Class B
Net assets applicable to outstanding shares	$ 1,078,518
Shares of beneficial interest outstanding	118,108
Net asset value and offering price per share outstanding	$ 9.13
Class C
Net assets applicable to outstanding shares	$ 51,891,311
Shares of beneficial interest outstanding	5,685,497
Net asset value and offering price per share outstanding	$ 9.13
Class I
Net assets applicable to outstanding shares	$894,516,000
Shares of beneficial interest outstanding	98,032,501
Net asset value and offering price per share outstanding	$ 9.12
Class R3
Net assets applicable to outstanding shares	$ 540,102
Shares of beneficial interest outstanding	59,174
Net asset value and offering price per share outstanding	$ 9.13
Class R6
Net assets applicable to outstanding shares	$261,947,491
Shares of beneficial interest outstanding	28,699,014
Net asset value and offering price per share outstanding	$ 9.13
SIMPLE Class
Net assets applicable to outstanding shares	$ 26,243
Shares of beneficial interest outstanding	2,876
Net asset value and offering price per share outstanding	$ 9.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Floating Rate Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$18,312,782
Dividend distributions from affiliated investment companies	197,912
Dividend distributions from unaffiliated investment companies	193,323
Other	31,816
Total income	18,735,833
Expenses
Manager (See Note 3)	3,381,665
Transfer agent (See Note 3)	981,188
Distribution/Service—Class A (See Note 3)	375,942
Distribution/Service—Investor Class (See Note 3)	25,269
Distribution/Service—Class B (See Note 3)	6,463
Distribution/Service—Class C (See Note 3)	271,717
Distribution/Service—Class R3 (See Note 3)	1,315
Distribution/Service—SIMPLE Class (See Note 3)	65
Registration	87,131
Professional fees	79,235
Shareholder communication	54,099
Custodian	24,596
Trustees	10,321
Insurance	5,155
Shareholder service (See Note 3)	263
Miscellaneous	36,234
Total expenses	5,340,658
Net investment income (loss)	13,395,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(1,518,093)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	32,599,031
Affiliated investment companies	24,791
Unfunded commitments	(3,370)
Net change in unrealized appreciation (depreciation)	32,620,452
Net realized and unrealized gain (loss)	31,102,359
Net increase (decrease) in net assets resulting from operations	$44,497,534
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,395,175	$ 38,218,810
Net realized gain (loss)	(1,518,093)	(34,451,729)
Net change in unrealized appreciation (depreciation)	32,620,452	(2,721,653)
Net increase (decrease) in net assets resulting from operations	44,497,534	1,045,428
Distributions to shareholders:
Class A	(3,798,674)	(10,522,933)
Investor Class	(251,690)	(762,499)
Class B	(11,350)	(66,199)
Class C	(470,315)	(1,995,961)
Class I	(8,233,098)	(20,109,843)
Class R3	(5,745)	(14,407)
Class R6	(2,307,205)	(4,747,393)
SIMPLE Class	(288)	(114)
Total distributions to shareholders	(15,078,365)	(38,219,349)
Capital share transactions:
Net proceeds from sales of shares	789,917,110	421,730,401
Net asset value of shares issued to shareholder in reinvestment of distributions	13,438,714	33,963,067
Cost of shares redeemed	(187,273,018)	(734,801,144)
Increase (decrease) in net assets derived from capital share transactions	616,082,806	(279,107,676)
Net increase (decrease) in net assets	645,501,975	(316,281,597)
Net Assets
Beginning of period	922,941,460	1,239,223,057
End of period	$1,568,443,435	$ 922,941,460
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.84	$ 9.02	$ 9.28	$ 9.35	$ 9.29	$ 9.15
Net investment income (loss)	0.10(a)	0.31(a)	0.43(a)	0.40	0.35	0.32
Net realized and unrealized gain (loss) on investments	0.29	(0.18)	(0.26)	(0.07)	0.06	0.14
Total from investment operations	0.39	0.13	0.17	0.33	0.41	0.46
Less distributions:
From net investment income	(0.11)	(0.31)	(0.43)	(0.40)	(0.35)	(0.32)
Net asset value at end of period	$ 9.12	$ 8.84	$ 9.02	$ 9.28	$ 9.35	$ 9.29
Total investment return (b)	4.47%	1.55%	1.94%	3.54%	4.50%	5.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	3.56%	4.76%	4.23%	3.76%	3.59% (c)
Net expenses (d)	1.10%††	1.14%	1.09%	1.05%	1.01%	1.07% (e)
Portfolio turnover rate	15%	22%	19%	32%	58%	36%
Net assets at end of period (in 000’s)	$ 338,435	$ 279,188	$ 338,392	$ 383,590	$ 371,186	$ 318,281

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.84	$ 9.02	$ 9.28	$ 9.35	$ 9.29	$ 9.15
Net investment income (loss)	0.10(a)	0.31(a)	0.43(a)	0.40	0.35	0.33
Net realized and unrealized gain (loss) on investments	0.29	(0.18)	(0.26)	(0.07)	0.06	0.14
Total from investment operations	0.39	0.13	0.17	0.33	0.41	0.47
Less distributions:
From net investment income	(0.11)	(0.31)	(0.43)	(0.40)	(0.35)	(0.33)
Net asset value at end of period	$ 9.12	$ 8.84	$ 9.02	$ 9.28	$ 9.35	$ 9.29
Total investment return (b)	4.44%	1.55%	1.95%	3.54%	4.44%	5.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.20%††	3.55%	4.77%	4.24%	3.66%	3.60%
Net expenses (c)	1.15%††	1.13%	1.08%	1.05%	1.06%	1.06% (d)
Portfolio turnover rate	15%	22%	19%	32%	58%	36%
Net assets at end of period (in 000’s)	$ 20,009	$ 20,569	$ 23,496	$ 21,731	$ 21,238	$ 29,269

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net expenses would have been 1.07%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.85	$ 9.03	$ 9.28	$ 9.36	$ 9.29	$ 9.16
Net investment income (loss)	0.07(a)	0.25(a)	0.37(a)	0.33	0.28	0.25
Net realized and unrealized gain (loss) on investments	0.29	(0.18)	(0.25)	(0.08)	0.07	0.14
Total from investment operations	0.36	0.07	0.12	0.25	0.35	0.39
Less distributions:
From net investment income	(0.08)	(0.25)	(0.37)	(0.33)	(0.28)	(0.26)
Net asset value at end of period	$ 9.13	$ 8.85	$ 9.03	$ 9.28	$ 9.36	$ 9.29
Total investment return (b)	4.05%	0.79%	1.19%	2.66% (c)	3.78%	4.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	2.87%	4.04%	3.47%	2.92%	2.85% (d)
Net expenses (e)	1.91%††	1.88%	1.83%	1.80%	1.81%	1.81% (f)
Portfolio turnover rate	15%	22%	19%	32%	58%	36%
Net assets at end of period (in 000’s)	$ 1,079	$ 1,584	$ 3,119	$ 5,259	$ 6,536	$ 7,621

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.84	$ 9.03	$ 9.28	$ 9.36	$ 9.29	$ 9.16
Net investment income (loss)	0.07(a)	0.25(a)	0.37(a)	0.33	0.28	0.26
Net realized and unrealized gain (loss) on investments	0.30	(0.19)	(0.25)	(0.08)	0.07	0.13
Total from investment operations	0.37	0.06	0.12	0.25	0.35	0.39
Less distributions:
From net investment income	(0.08)	(0.25)	(0.37)	(0.33)	(0.28)	(0.26)
Net asset value at end of period	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.36	$ 9.29
Total investment return (b)	4.17%	0.68%	1.30%	2.66% (c)	3.66%	4.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	2.85%	4.03%	3.48%	2.94%	2.85% (d)
Net expenses (e)	1.90%††	1.88%	1.83%	1.80%	1.81%	1.81% (f)
Portfolio turnover rate	15%	22%	19%	32%	58%	36%
Net assets at end of period (in 000’s)	$ 51,891	$ 55,153	$ 86,012	$ 142,134	$ 154,399	$ 159,480

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.84	$ 9.03	$ 9.28	$ 9.35	$ 9.29	$ 9.16
Net investment income (loss)	0.11(a)	0.33(a)	0.46(a)	0.42	0.38	0.35
Net realized and unrealized gain (loss) on investments	0.30	(0.19)	(0.25)	(0.07)	0.06	0.13
Total from investment operations	0.41	0.14	0.21	0.35	0.44	0.48
Less distributions:
From net investment income	(0.13)	(0.33)	(0.46)	(0.42)	(0.38)	(0.35)
Net asset value at end of period	$ 9.12	$ 8.84	$ 9.03	$ 9.28	$ 9.35	$ 9.29
Total investment return (b)	4.60%	1.69%	2.31%	3.80%	4.76%	5.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%††	3.85%	5.02%	4.49%	4.01%	3.84% (c)
Net expenses (d)	0.84%††	0.89%	0.84%	0.80%	0.76%	0.82% (e)
Portfolio turnover rate	15%	22%	19%	32%	58%	36%
Net assets at end of period (in 000’s)	$ 894,516	$ 445,468	$ 716,692	$ 1,048,033	$ 943,093	$ 805,208

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.83%.

	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 8.84	$ 9.03	$ 9.28	$ 9.35	$ 9.29	$ 8.82
Net investment income (loss)	0.09(a)	0.28(a)	0.40(a)	0.36	0.32	0.20
Net realized and unrealized gain (loss) on investments	0.30	(0.19)	(0.25)	(0.07)	0.06	0.47
Total from investment operations	0.39	0.09	0.15	0.29	0.38	0.67
Less distributions:
From net investment income	(0.10)	(0.28)	(0.40)	(0.36)	(0.32)	(0.20)
Net asset value at end of period	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35	$ 9.29
Total investment return (b)	4.40%	1.08%	1.69%	3.18%	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%††	3.14%	4.37%	3.97%	3.52%	3.25%††
Net expenses (c)	1.46%††	1.49%	1.43%	1.40%	1.35%	1.42%††
Portfolio turnover rate	15%	22%	19%	32%	58%	36%
Net assets at end of period (in 000’s)	$ 540	$ 523	$ 436	$ 379	$ 62	$ 27

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,	February 28, 2019^ through October 31, 2019
Class R6		2020
Net asset value at beginning of period	$ 8.84	$ 9.03	$ 9.18
Net investment income (loss) (a)	0.12	0.35	0.32
Net realized and unrealized gain (loss) on investments	0.30	(0.19)	(0.15)
Total from investment operations	0.42	0.16	0.17
Less distributions:
From net investment income	(0.13)	(0.35)	(0.32)
Net asset value at end of period	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	4.81%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.71%††	3.99%	5.18%††
Net expenses (c)	0.65%††	0.67%	0.64%††
Portfolio turnover rate	15%	22%	19%
Net assets at end of period (in 000’s)	$ 261,947	$ 120,432	$ 71,077

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 8.84	$ 8.83**
Net investment income (loss) (a)	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.29	0.01
Total from investment operations	0.38	0.05
Less distributions:
From net investment income	(0.10)	(0.04)
Net asset value at end of period	$ 9.12	$ 8.84
Total investment return (b)	4.43%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.95%	2.72%
Net expenses†† (c)	1.40%	1.37%
Portfolio turnover rate	15%	22%
Net assets at end of period (in 000’s)	$ 26	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Floating Rate Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class B	May 3, 2004
Class C	May 3, 2004
Class I	May 3, 2004
Class R3	February 29, 2016
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the

43

Notes to Financial Statements (Unaudited) (continued)
“Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.

44	MainStay Floating Rate Fund

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any
45

Notes to Financial Statements (Unaudited) (continued)
time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the

46	MainStay Floating Rate Fund

borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2021, the Fund held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(J) Loan Risk.  The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing
47

Notes to Financial Statements (Unaudited) (continued)
contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.60%.
Effective February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $3,381,665 and paid the Subadvisor in the amount of $1,690,833.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares,

48	MainStay Floating Rate Fund

along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R3	$ 263
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $19,362 and $938, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2021, of $7,086, $11 and $1,637, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$300,847	$—
Investor Class	25,276	—
Class B	1,612	—
Class C	67,959	—
Class I	581,816	—
Class R3	533	—
Class R6	3,113	—
SIMPLE Class	32	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 1,529	$ 12,000	$ —	$ —	$ 25	$ 13,554	$ 198	$ —	2,399

49

Notes to Financial Statements (Unaudited) (continued)
(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$27,125	0.0%‡
SIMPLE Class	26,207	99.9

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,734,302,550	$5,136,740	$(15,944,265)	$(10,807,525)
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $87,007,585 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,001	$75,006
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$38,219,349
Note 5–Commitments and Contingencies
As of April 30, 2021, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
FCG Acquisitions, Inc. First Lien Delayed Draw Term Loan TBD, due 3/31/28	$ 635,600	$ (4,400)
Hillman Group, Inc. (The) Delayed Term Loan B1 TBD, due 2/24/28	391,350	(2,462)
LBM Acquisition LLC First Lien Initial Delayed Draw Term Loan TBD, due 12/17/27	651,506	(403)
National Mentor Holdings, Inc. First Lien Delayed Draw Term Loan TBD, due 3/2/28	345,652	(1,064)
Peraton Corp Delayed Draw Term Loan TBD, due 2/1/28	6,590,251	23,377
Redstone HoldCo 2 LP Delayed Draw Term Loan TBD, due 4/14/28	1,809,341	(19,046)
Spa Holdings 3 Oy USD Facility Term Loan B (3 Month LIBOR + 4.50%, 12 Month LIBOR + 4.50%), due 2/4/28	3,196,000	12,000
Tricorbraun Holdings, Inc. First Lien Delayed Draw Term Loan 3.75%, due 3/3/28	829,113	(8,493)
Total	$14,448,813	$ (491)
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,990 for the period November 1, 2020 through November 22, 2020.

50	MainStay Floating Rate Fund

Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $785,526 and $159,675, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	8,698,661	$ 79,221,416
Shares issued to shareholders in reinvestment of distributions	379,910	3,453,462
Shares redeemed	(3,954,329)	(35,915,193)
Net increase (decrease) in shares outstanding before conversion	5,124,242	46,759,685
Shares converted into Class A (See Note 1)	419,808	3,819,521
Shares converted from Class A (See Note 1)	(33,780)	(308,371)
Net increase (decrease)	5,510,270	$ 50,270,835
Year ended October 31, 2020:
Shares sold	7,514,805	$ 65,926,964
Shares issued to shareholders in reinvestment of distributions	1,092,678	9,580,788
Shares redeemed	(14,895,988)	(128,631,458)
Net increase (decrease) in shares outstanding before conversion	(6,288,505)	(53,123,706)
Shares converted into Class A (See Note 1)	411,788	3,619,575
Shares converted from Class A (See Note 1)	(35,269)	(299,342)
Net increase (decrease)	(5,911,986)	$ (49,803,473)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	113,134	$ 1,030,559
Shares issued to shareholders in reinvestment of distributions	26,927	244,710
Shares redeemed	(192,442)	(1,748,886)
Net increase (decrease) in shares outstanding before conversion	(52,381)	(473,617)
Shares converted into Investor Class (See Note 1)	96,647	880,573
Shares converted from Investor Class (See Note 1)	(178,145)	(1,619,197)
Net increase (decrease)	(133,879)	$ (1,212,241)
Year ended October 31, 2020:
Shares sold	350,736	$ 3,071,570
Shares issued to shareholders in reinvestment of distributions	84,641	741,391
Shares redeemed	(554,264)	(4,840,508)
Net increase (decrease) in shares outstanding before conversion	(118,887)	(1,027,547)
Shares converted into Investor Class (See Note 1)	88,715	770,502
Shares converted from Investor Class (See Note 1)	(246,579)	(2,173,906)
Net increase (decrease)	(276,751)	$ (2,430,951)

51

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,691	$ 15,442
Shares issued to shareholders in reinvestment of distributions	942	8,561
Shares redeemed	(39,724)	(360,275)
Net increase (decrease) in shares outstanding before conversion	(37,091)	(336,272)
Shares converted from Class B (See Note 1)	(23,842)	(216,636)
Net increase (decrease)	(60,933)	$ (552,908)
Year ended October 31, 2020:
Shares sold	30,627	$ 271,910
Shares issued to shareholders in reinvestment of distributions	5,817	51,077
Shares redeemed	(151,686)	(1,315,517)
Net increase (decrease) in shares outstanding before conversion	(115,242)	(992,530)
Shares converted from Class B (See Note 1)	(50,958)	(450,253)
Net increase (decrease)	(166,200)	$ (1,442,783)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,132,256	$ 10,319,042
Shares issued to shareholders in reinvestment of distributions	50,265	456,960
Shares redeemed	(1,427,411)	(12,984,747)
Net increase (decrease) in shares outstanding before conversion	(244,890)	(2,208,745)
Shares converted from Class C (See Note 1)	(306,692)	(2,793,588)
Net increase (decrease)	(551,582)	$ (5,002,333)
Year ended October 31, 2020:
Shares sold	626,809	$ 5,580,245
Shares issued to shareholders in reinvestment of distributions	209,233	1,834,843
Shares redeemed	(3,976,492)	(34,517,599)
Net increase (decrease) in shares outstanding before conversion	(3,140,450)	(27,102,511)
Shares converted from Class C (See Note 1)	(149,408)	(1,309,722)
Net increase (decrease)	(3,289,858)	$ (28,412,233)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	60,259,014	$ 549,743,276
Shares issued to shareholders in reinvestment of distributions	765,690	6,964,029
Shares redeemed	(13,414,486)	(121,997,341)
Net increase (decrease) in shares outstanding before conversion	47,610,218	434,709,964
Shares converted into Class I (See Note 1)	34,074	311,061
Net increase (decrease)	47,644,292	$ 435,021,025
Year ended October 31, 2020:
Shares sold	20,292,680	$ 178,350,288
Shares issued to shareholders in reinvestment of distributions	1,932,498	16,996,203
Shares redeemed	(51,237,430)	(452,297,579)
Net increase (decrease) in shares outstanding before conversion	(29,012,252)	(256,951,088)
Shares converted into Class I (See Note 1)	4,755	42,279
Net increase (decrease)	(29,007,497)	$(256,908,809)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,007	$ 27,262
Shares issued to shareholders in reinvestment of distributions	510	4,637
Shares redeemed	(3,516)	(31,862)
Net increase (decrease)	1	$ 37
Year ended October 31, 2020:
Shares sold	14,015	$ 122,516
Shares issued to shareholders in reinvestment of distributions	1,290	11,295
Shares redeemed	(4,393)	(39,356)
Net increase (decrease)	10,912	$ 94,455

52	MainStay Floating Rate Fund

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	16,403,036	$ 149,560,113
Shares issued to shareholders in reinvestment of distributions	253,320	2,306,067
Shares redeemed	(1,566,350)	(14,234,714)
Net increase (decrease) in shares outstanding before conversion	15,090,006	137,631,466
Shares converted from Class R6 (See Note 1)	(8,040)	(73,363)
Net increase (decrease)	15,081,966	$ 137,558,103
Year ended October 31, 2020:
Shares sold	18,428,506	$ 168,381,908
Shares issued to shareholders in reinvestment of distributions	547,422	4,747,356
Shares redeemed	(13,208,597)	(113,159,127)
Net increase (decrease) in shares outstanding before conversion	5,767,331	59,970,137
Shares converted from Class R6 (See Note 1)	(22,832)	(199,133)
Net increase (decrease)	5,744,499	$ 59,771,004

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	32	$ 288
Net increase (decrease)	32	$ 288
Period ended October 31, 2020:(a)
Shares sold	2,831	$ 25,000
Shares issued to shareholders in reinvestment of distributions	13	114
Net increase (decrease)	2,844	$ 25,114

(a)	The inception date of the class was August 31, 2020.
Note 11–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each

54	MainStay Floating Rate Fund

Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
55

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL
Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

56	MainStay Floating Rate Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the total expenses for the Fund. The Board noted that New York Life Investments proposed, and the Board had approved, the implementation of an expense limitation arrangement for Class A shares of the Fund and that New York Life Investments will apply an equivalent waiver or reimbursement as the Class A shares waiver/reimbursement to the other applicable share classes of the Fund, effective February 28, 2021.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision,
57

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
58	MainStay Floating Rate Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
59

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
60	MainStay Floating Rate Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738065MS071-21	MSFR10-06/21
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/2013	-0.87%	5.36%	2.87%	3.83%	0.75%
		Excluding sales charges		3.80	10.32	3.82	4.42	0.75
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2013	-0.45	5.34	2.84	3.77	0.77
		Excluding sales charges		3.70	10.30	3.79	4.36	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	2/28/2013	2.66	9.12	3.55	4.10	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.66	10.12	3.55	4.10	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	2.67	2.25	N/A	N/A	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.67	3.25	N/A	N/A	1.17
Class I Shares	No Sales Charge		2/28/2013	3.93	10.70	4.10	4.70	0.50
Class R6 Shares	No Sales Charge		11/1/2019	3.94	10.72	4.54	N/A	0.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays California Municipal Bond Index[1]	2.09%	6.94%	3.38%	3.66%
Morningstar Muni California Long Category Average[2]	3.48	9.89	3.42	3.69

1.	The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,038.00	$3.79	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$1,037.00	$3.89	$1,020.98	$3.86	0.77%
Class C Shares	$1,000.00	$1,036.60	$5.15	$1,019.74	$5.11	1.02%
Class C2 Shares	$1,000.00	$1,036.70	$5.81	$1,019.09	$5.76	1.15%
Class I Shares	$1,000.00	$1,039.30	$2.53	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,039.40	$2.43	$1,022.41	$2.41	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
General Obligation	37.2%
Other Revenue	20.5
Transportation	9.8
Water & Sewer	7.1
Education	6.4
Hospital	4.4
Utilities	3.3
Housing	2.9
General	2.7%
Certificate of Participation/Lease	0.9
School District	0.3
Development	0.3
Short–Term Investment	0.5
Other Assets, Less Liabilities	3.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	California Municipal Finance Authority, 3.25%-5.30%, due 2/1/27–10/1/54
2.	California Health Facilities Financing Authority, 4.00%-5.00%, due 9/1/30–11/15/49
3.	State of California, 0.055%-5.00%, due 11/1/27–5/1/48
4.	San Francisco City & County Airport Commission, 5.00%, due 5/1/27–5/1/50
5.	City of Los Angeles, 4.00%-5.25%, due 5/15/25–5/15/48
6.	Anaheim Public Financing Authority, 5.00%, due 9/1/26–9/1/35
7.	San Francisco Bay Area Rapid Transit District, 3.00%-4.00%, due 8/1/37–8/1/50
8.	California Statewide Communities Development Authority, 2.625%-6.375%, due 6/1/29–6/1/51
9.	Los Angeles Unified School District, 3.00%-5.25%, due 7/1/25–7/1/42
10.	Sacramento Municipal Utility District, 4.00%-5.00%, due 8/15/37–8/15/45

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 3.93%, outperforming the 2.09% return of the Fund’s primary benchmark, the Bloomberg Barclays California Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 3.48% return of the Morningstar Muni California Long Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both tax-exempt and taxable investment-grade municipal bonds posted positive returns. However, the high-yield segment of the market outperformed both investment-grade and taxable municipal bonds as investors extended out the yield curve2and went down the rating scale looking for yield. Furthermore, performance in the long end outperformed short-end maturities.
In addition, municipal demand was revived with the availability of COVID-19 vaccines and the growing expectation of the potentially massive impact of the American Rescue Plan Act of 2021 on the fiscal health of states, local governments and an array of municipal government agencies and authorities.
During this period, the Fund outperformed the Bloomberg Barclays California Municipal Bond Index primarily due to security selection, which included selection among higher-quality bonds rated AAA to AA.3
In addition, security selection among non-rated holdings made a positive contribution to relative returns. (Contributions take weightings and total returns into account.) From a geographic perspective, overweight exposure to, and security selection among, Puerto Rico bonds contributed positively to relative performance. Among maturities, greater-than-30-year maturities assisted relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held a small position in U.S. Treasury futures that contributed positively to benchmark-relative performance.
What was the Fund’s duration4 strategy during the reporting period?
The Fund's duration was targeted to remain in a neutral range relative to the Fund's investable universe as outlined in the Prospectus. In addition to investment grade California bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S.Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund's investable universe is broader than the Bloomberg Barclays California Municipal Bond Index, the Fund's duration may also differ from that of the Index.
During the reporting period, the Fund maintained a longer duration posture than the benchmark. As of April 30, 2021, the Fund’s modified duration to worst5 was 5.66 years, while the Bloomberg Barclays California Municipal Bond Index had a modified duration to worst of 4.99 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection among the Fund’s local and state general obligation and education holdings made a positive contribution to relative performance. Meanwhile, the Fund’s cash position was the most significant drag on relative performance, along with underweight exposure to transportation and security selection in the housing sector.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund remained focused on diversification and liquidity, so no individual purchase or sale was considered to be significant, although sector overweights or security structure, in their entirety, would have an impact.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the Fund’s sector allocations. There was an increased allocation to the state general obligation, housing and resource recovery sectors. Conversely, there was a decreased allocation to the local general obligation, prerefunded/ETM (escrowed to maturity) and special tax sectors. Moreover, the Fund increased its state/territory exposure to Puerto Rico during the reporting period. Lastly, the Fund increased its credit exposure to credits rated BB and CC during the reporting period, while decreasing its exposure to credits rated AA and B.6
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held an overweight position relative to the Bloomberg Barclays California Municipal Bond Index in the local general obligation and special tax sectors. In addition, the Fund held overweight exposure to bonds from Puerto Rico and non-investment grade credit, which are not included in the benchmark.
As of the same date, the Fund held relatively underweight exposure to the state general obligation and prerefunded/ETM sectors. Other underweight exposures included AA-rated securities and bonds with maturities of five-to-ten years.
6.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated 'CC' by S&P is deemed by S&P to be currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Municipal Bonds 95.8%
Long-Term Municipal Bonds 93.2%
Certificate of Participation/Lease 0.9%
City of Newark CA, Financing Project, Certificates of Participation
3.00%, due 6/1/39	$ 3,550,000	$ 3,790,592
3.00%, due 6/1/40	3,560,000	3,794,104
3.00%, due 6/1/41	650,000	690,984
Mesa Water District, Certificate of Participation
4.00%, due 3/15/45	1,450,000	1,718,629
Oxnard School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
2.00%, due 8/1/45 (a)	1,000,000	1,110,539
		11,104,848
Development 0.3%
California Statewide Communities Development Authority, Buck Institute for Research on Aging, Revenue Bonds
Insured: AGM
5.00%, due 11/15/49	1,000,000	1,168,785
City of Irvine CA, Reassessment District No. 19-1, Special Assessment
5.00%, due 9/2/44	1,800,000	2,266,025
		3,434,810
Education 6.4%
California Educational Facilities Authority, Claremont Mckenna College, Revenue Bonds
Series A
4.00%, due 1/1/39	1,800,000	2,016,371
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A
5.00%, due 4/1/23	570,000	621,397
Series A
5.00%, due 4/1/24	280,000	317,192
	Principal Amount	Value

Education (continued)
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds
Series B
5.00%, due 10/1/31	$ 525,000	$ 664,456
Series B
5.00%, due 10/1/35	640,000	799,369
California Educational Facilities Authority, Mount St. Mary's University, Revenue Bonds
Series A
5.00%, due 10/1/38	620,000	766,649
California Enterprise Development Authority, Thacher School Project (The), Revenue Bonds
4.00%, due 9/1/44	3,450,000	4,023,231
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
5.00%, due 11/1/39	300,000	369,974
Series B
5.00%, due 11/1/44	350,000	427,519
Series B
5.00%, due 11/1/49	500,000	608,822
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Green Bond, Revenue Bonds
Series B
4.00%, due 11/1/45	850,000	991,748
Series B
4.00%, due 11/1/55	915,000	1,062,536
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A
5.00%, due 1/1/55 (b)	2,645,000	3,020,254
California Municipal Finance Authority, California Baptist University, Revenue Bonds
Series A
5.00%, due 11/1/46 (b)	1,000,000	1,118,283

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	$ 235,000	$ 291,970
5.00%, due 10/1/33	225,000	277,822
5.00%, due 10/1/35	225,000	276,414
5.00%, due 10/1/36	285,000	349,186
5.00%, due 10/1/37	310,000	379,091
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A
5.00%, due 5/1/36	1,275,000	1,396,732
Series A
5.00%, due 5/1/46	1,325,000	1,432,316
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (b)
Series A
5.00%, due 7/1/36	1,300,000	1,447,668
Series A
5.00%, due 7/1/46	795,000	871,627
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (b)	1,380,000	1,582,807
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (b)
Series B
4.00%, due 11/1/36	400,000	409,511
Series B
4.50%, due 11/1/46	1,600,000	1,649,436
California Municipal Finance Authority, National University, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,278,010
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	500,000	511,489
California Municipal Finance Authority, Pomona College, Revenue Bonds
4.00%, due 1/1/43	10,000,000	12,034,836
	Principal Amount	Value

Education (continued)
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/38	$ 845,000	$ 974,715
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	1,000,000	1,145,226
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM
(zero coupon), due 8/1/49	7,905,000	2,607,218
California School Finance Authority, Revenue Bonds
Series A
5.00%, due 7/1/37 (b)	500,000	570,001
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (b)
5.00%, due 8/1/27	500,000	581,959
5.00%, due 8/1/28	700,000	810,113
5.00%, due 8/1/36	600,000	682,832
5.00%, due 8/1/41	750,000	852,456
5.00%, due 8/1/46	975,000	1,108,365
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (b)	1,485,000	1,754,047
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/46 (b)	750,000	818,539
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (b)	500,000	559,707
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34	600,000	664,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California State University, Systemwide, Revenue Bonds
Series A
4.00%, due 11/1/37	$ 2,375,000	$ 2,706,309
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	1,078,017
Del Mar Union School District Community Facilities District No. 99-1, Special Tax
Insured: BAM
4.00%, due 9/1/44	1,450,000	1,666,773
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/33	410,000	531,578
Series A
5.00%, due 9/1/34	225,000	290,713
Series A
5.00%, due 9/1/36	550,000	703,970
Rio Elementary School District Community Facilities District, Special Tax, Special Tax
Insured: BAM
5.00%, due 9/1/35	500,000	595,320
University of California, Revenue Bonds
Series BE
4.00%, due 5/15/47	6,500,000	7,700,252
University of California, Limited Project, Revenue Bonds
Series Q
3.00%, due 5/15/51	7,500,000	7,959,980
		77,358,858
General 1.4%
Cathedral City Redevelopment Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/26	1,000,000	1,128,497
Series A, Insured: AGM
5.00%, due 8/1/34	1,000,000	1,127,376
	Principal Amount	Value

General (continued)
City of Irvine CA, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	$ 1,385,000	$ 1,541,136
City of Rocklin CA, Community Facilities District No. 10, Special Tax
5.00%, due 9/1/39	1,150,000	1,288,680
Greenfield Redevelopment Agency, Tax Allocation
Insured: BAM
4.00%, due 2/1/26	285,000	328,573
Madera Redevelopment Agency, Successor Agency, Tax Allocation
Series A
5.00%, due 9/1/37	1,180,000	1,465,196
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	2,047,786
Riverside County Public Financing Authority, Desert Communities And Interstate 215 Corridor Projects, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/40	1,000,000	1,125,380
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/32	1,050,000	1,154,224
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series C
5.00%, due 8/1/36	1,250,000	1,460,198
South Orange County Public Financing Authority, Special Tax, Senior Lien
Series A
5.00%, due 8/15/32	775,000	799,514
Transbay Joint Powers Authority, Green Bond, Tax Allocation, Senior Lien
Series A
5.00%, due 10/1/45	1,000,000	1,237,614
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
Transbay Joint Powers Authority, Green Bond, Tax Allocation, Senior Lien (continued)
Series A
5.00%, due 10/1/49	$ 1,200,000	$ 1,479,020
		16,183,194
General Obligation 36.2%
Alta Loma School District, Unlimited General Obligation
Series B
5.00%, due 8/1/44	3,375,000	4,188,589
Banning Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/46	500,000	559,097
Beaumont Unified School District, Election 2008, Unlimited General Obligation
Series F
2.50%, due 8/1/46	1,000,000	1,004,779
Series D, Insured: BAM
5.25%, due 8/1/44	1,000,000	1,236,845
Brawley Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/44	1,280,000	1,536,179
Cabrillo Unified School District, Election 2018, Unlimited General Obligation
Series A
5.00%, due 8/1/45	4,245,000	5,044,486
Campbell Union High School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/38	2,500,000	2,849,720
Central Union High School District, Election 2016, Unlimited General Obligation
5.25%, due 8/1/46	2,000,000	2,435,970
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	294,036
	Principal Amount	Value

General Obligation (continued)
Chaffey Joint Union High School District, Unlimited General Obligation
Series D
4.00%, due 8/1/49	$ 5,000,000	$ 5,769,666
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B
3.375%, due 8/1/50	3,050,000	3,382,409
Series B
4.00%, due 8/1/45	1,000,000	1,186,194
Chowchilla Elementary School District, Madera County, Unlimited General Obligation
Series B
5.00%, due 8/1/43	960,000	1,146,722
City & County of San Francisco, Unlimited General Obligation
Series R-1
4.00%, due 6/15/32	1,000,000	1,206,947
City of Foster City CA, Levee Protection Planning & Improvements Project, Unlimited General Obligation
3.00%, due 8/1/45	2,500,000	2,643,943
Coast Community College District, Election 2012, Unlimited General Obligation
Series D
4.50%, due 8/1/39	500,000	602,340
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A
5.25%, due 7/1/37 (c)(d)	5,000,000	4,431,250
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC
4.50%, due 7/1/23	330,000	330,499
Series A, Insured: AGC
5.00%, due 7/1/23	270,000	277,530
Series A-4, Insured: AGM
5.00%, due 7/1/31	410,000	421,434
Series A, Insured: AGM
5.00%, due 7/1/35	2,175,000	2,262,767
Series A
5.25%, due 7/1/23 (c)(d)	1,890,000	1,675,012

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series C, Insured: AGM
5.25%, due 7/1/26	$ 445,000	$ 450,162
Series A-4, Insured: AGM
5.25%, due 7/1/30	175,000	180,084
Series A, Insured: AGM
5.50%, due 7/1/27	620,000	627,195
Series E
5.50%, due 7/1/31 (c)(d)	900,000	788,625
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 6/1/49	3,125,000	3,241,753
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	935,000	1,069,343
Cuyama Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	500,000	606,141
Davis Joint Unified School District, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/38	4,190,000	4,507,627
Insured: BAM
3.00%, due 8/1/41	4,695,000	5,019,347
Denair Unified School District, Election 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	2,336,846
Desert Sands Unified School District, Unlimited General Obligation
2.00%, due 8/1/40	1,100,000	1,090,278
Dublin Unified School District, Green Bond, Unlimited General Obligation
Series C
3.00%, due 8/1/41	3,000,000	3,296,776
El Monte Union High School District, Unlimited General Obligation
Series A
4.00%, due 6/1/38	1,195,000	1,368,619
	Principal Amount	Value

General Obligation (continued)
El Rancho Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	$ 2,745,000	$ 3,440,216
El Segundo Unified School District, Unlimited General Obligation
Series B
2.00%, due 8/1/46	1,510,000	1,416,022
Series B
2.00%, due 8/1/47	1,675,000	1,563,808
Series B
2.00%, due 8/1/48	400,000	371,761
Series B
2.125%, due 8/1/50	5,575,000	5,273,473
Enterprise Elementary School District, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/49	4,130,000	4,868,774
Etiwanda School District, Election of 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/49	2,000,000	2,307,374
Eureka City Schools, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/49	3,500,000	4,041,343
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5, Election 2014, Unlimited General Obligation
Series A
5.25%, due 10/1/35	4,710,000	5,659,653
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F
4.00%, due 8/1/32	1,475,000	1,704,711
Glendale Community College District, Unlimited General Obligation
Series B
3.00%, due 8/1/47	6,500,000	6,900,016
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,422,738
Series B
3.00%, due 8/1/38	375,000	409,541
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Hartnell Community College District, Unlimited General Obligation (continued)
Series B
3.00%, due 8/1/40	$ 525,000	$ 567,372
Series B
3.00%, due 8/1/45	3,500,000	3,712,119
Holtville Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/44	1,240,000	1,590,084
Huntington Beach City School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/44	1,525,000	1,722,715
Series B
4.00%, due 8/1/48	1,500,000	1,688,601
Inglewood Unified School District, Unlimited General Obligation
Series C, Insured: BAM
5.00%, due 8/1/32	400,000	492,023
Series C, Insured: BAM
5.00%, due 8/1/34	585,000	720,005
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/25	250,000	296,471
Series B, Insured: BAM
5.00%, due 8/1/35	800,000	952,011
Jefferson Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,250,000	1,422,684
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/33	1,555,000	1,939,386
Series B
5.00%, due 8/1/37	1,000,000	1,238,712
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/43	1,675,000	1,951,391
	Principal Amount	Value

General Obligation (continued)
Jurupa Unified School District, Election 2014, Unlimited General Obligation (continued)
Series C
5.25%, due 8/1/43	$ 2,000,000	$ 2,525,422
Kerman Unified School District, Election 2016, Unlimited General Obligation
Insured: BAM
5.25%, due 8/1/46	1,755,000	2,199,483
Kern Community College District, Facilities Improvement District No. 1, Unlimited General Obligation
(zero coupon), due 8/1/23	2,000,000	1,984,080
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C
5.75%, due 11/1/34	650,000	739,793
Lemoore Union High School District, Election 2016, Unlimited General Obligation
Series A
5.50%, due 8/1/42	560,000	713,435
Lennox School District, Election 2016, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/47	3,000,000	3,325,593
Livermore Valley Joint Unified School District, Unlimited General Obligation
3.00%, due 8/1/40	2,890,000	3,054,395
Local Public Schools Funding Authority School Improvement District No. 2016-1, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 8/1/37	1,000,000	1,073,384
Series A, Insured: BAM
3.00%, due 8/1/38	1,250,000	1,336,006
Series A, Insured: BAM
3.00%, due 8/1/40	1,230,000	1,306,898
Lodi Unified School District, Election of 2016, Unlimited General Obligation
Series 2020
3.00%, due 8/1/43	3,475,000	3,693,744
Series 2020
4.00%, due 8/1/38	2,830,000	3,305,969

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Lodi Unified School District, Election of 2016, Unlimited General Obligation (continued)
Series 2020
4.00%, due 8/1/39	$ 1,300,000	$ 1,515,875
Long Beach Community College District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	3,000,000	3,464,008
Long Beach Unified School District, Unlimited General Obligation
Series A
4.00%, due 8/1/43	6,500,000	7,290,079
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/32	3,985,000	4,852,996
Series A
5.00%, due 8/1/33	2,825,000	3,435,460
Los Angeles Community College District, Unlimited General Obligation
Series I
4.00%, due 8/1/33	2,865,000	3,356,208
Series I
4.00%, due 8/1/34	4,000,000	4,676,682
Los Angeles Unified School District, Unlimited General Obligation
Series C
3.00%, due 7/1/38	4,500,000	4,945,036
Series C
4.00%, due 7/1/33	3,125,000	3,887,140
Series C
4.00%, due 7/1/38	4,500,000	5,471,080
Series A
5.00%, due 7/1/25	1,250,000	1,490,890
Los Angeles Unified School District, Election of 2005, Unlimited General Obligation
Series M-1
5.25%, due 7/1/42	2,990,000	3,744,506
Los Rios Community College District, Unlimited General Obligation
Series D
4.00%, due 8/1/35	250,000	290,068
	Principal Amount	Value

General Obligation (continued)
Los Rios Community College District, Unlimited General Obligation (continued)
Series D
4.00%, due 8/1/39	$ 1,000,000	$ 1,150,478
Lucia Mar Unified School District, Unlimited General Obligation
Series C
3.00%, due 8/1/47	7,000,000	7,468,952
Series C
4.00%, due 8/1/49	1,500,000	1,750,554
Manteca Unified School District, Unlimited General Obligation
4.00%, due 8/1/45	2,000,000	2,316,067
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	1,500,000	970,090
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,231,839
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	1,175,115
Moraga Elementary School District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/44	1,335,000	1,410,095
Moreno Valley Unified School District, Election 2014, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/47	3,250,000	3,958,019
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	2,339,905
Mountain View-Whisman School District, Election 2020, Unlimited General Obligation
Series A
3.00%, due 9/1/34	505,000	575,458
Series A
3.00%, due 9/1/36	750,000	846,705
Series A
3.00%, due 9/1/40	1,160,000	1,280,171
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	$ 10,000,000	$ 11,470,037
Natomas Unified School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/49	5,000,000	5,679,385
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45 (a)	1,250,000	1,370,869
Newport Mesa Unified School District, Capital, Appreciation, Election 2005, Unlimited General Obligation
Series 2007, Insured: NATL-RE
(zero coupon), due 8/1/30	4,000,000	3,520,880
North Orange County Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/32	450,000	553,055
Series B
4.00%, due 8/1/33	300,000	365,304
Oceanside Unified School District, Unrefunded, Unlimited General Obligation
Series C
(zero coupon), due 8/1/51	25,000	3,936
Oxnard Union High School District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/38	1,000,000	1,139,888
Series B
4.00%, due 8/1/42	1,500,000	1,733,464
Palo Verde Community College District, Election 2014, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/45	500,000	556,010
	Principal Amount	Value

General Obligation (continued)
Palomar Community College District, Election 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39 (a)	$ 2,000,000	$ 2,588,187
Perris Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 9/1/38	3,550,000	4,230,366
Redwood City School District, Election 2015, Unlimited General Obligation
Series C
4.00%, due 8/1/44	1,800,000	2,110,226
5.25%, due 8/1/44	2,000,000	2,507,273
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42 (a)	2,000,000	2,690,893
Riverside Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	1,700,000	1,969,232
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/35	435,000	503,588
Series A, Insured: AGM
4.00%, due 8/1/36	500,000	577,477
Series A, Insured: AGM
4.00%, due 8/1/37	500,000	576,142
Series A, Insured: AGM
4.00%, due 8/1/40	2,070,000	2,369,804
Series A, Insured: AGM
5.00%, due 8/1/44	1,720,000	2,128,758
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/44	3,500,000	3,731,291
Series C, Insured: AGM
5.00%, due 8/1/34	655,000	771,324

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Bernardino Community College District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/49	$ 5,675,000	$ 6,499,382
San Diego Community College District, Unlimited General Obligation
4.00%, due 8/1/36	6,000,000	6,881,001
San Diego Unified School District, Unlimited General Obligation
Series D-2
2.00%, due 7/1/45	1,245,000	1,173,343
San Diego Unified School District, Election 2012, Unlimited General Obligation
Series I
4.00%, due 7/1/34	1,000,000	1,173,223
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, Unlimited General Obligation
Series F-1
3.00%, due 8/1/37	1,505,000	1,663,403
Series F-1
3.00%, due 8/1/38	2,590,000	2,842,571
San Francisco Bay Area Rapid Transit District, Election 2016, Green Bond, Unlimited General Obligation
Series B-1
4.00%, due 8/1/37	9,695,000	11,810,633
San Francisco Bay Area Rapid Transit District, Green Bonds, Unlimited General Obligation
Series C-1
3.00%, due 8/1/50	4,000,000	4,260,820
San Francisco Community College District, Election 2020, Unlimited General Obligation
3.00%, due 6/15/45	5,000,000	5,310,929
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/38	1,500,000	1,641,516
Series B
3.00%, due 9/1/39	2,250,000	2,457,113
	Principal Amount	Value

General Obligation (continued)
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation (continued)
Series B
3.00%, due 9/1/40	$ 2,500,000	$ 2,724,947
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/35	500,000	630,741
Series B, Insured: BAM
5.00%, due 8/1/36	1,955,000	2,459,723
Series A, Insured: BAM
5.25%, due 8/1/42	1,000,000	1,247,891
San Lorenzo Valley Unified School District, Election 2020, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,000,000	1,158,034
Series A
5.00%, due 8/1/50	2,005,000	2,464,289
San Mateo Union High School District, Election 2020, Unlimited General Obligation
Series A
2.25%, due 9/1/42	2,000,000	2,019,135
San Rafael City Elementary School District, Election 2005, Unlimited General Obligation
Series C
4.00%, due 8/1/47	1,720,000	1,955,493
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	3,000,000	864,643
San Ysidro School District, Election 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/40	975,000	1,116,742
Series A, Insured: BAM
4.00%, due 8/1/45	2,320,000	2,630,741
Sanger Unified School District, Election 2018, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/45	500,000	527,539
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A
(zero coupon), due 8/1/36 (a)	$ 1,000,000	$ 1,456,537
Santa Barbara Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	2,750,000	3,202,453
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/47	1,250,000	1,459,937
Santa Monica-Malibu Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
Series A
4.00%, due 8/1/39	1,015,000	1,198,261
Santee School District, Unlimited General Obligation
5.00%, due 8/1/48	2,205,000	2,737,002
Shasta Union High School District, Election 2016, Unlimited General Obligation
4.00%, due 8/1/44	1,135,000	1,289,998
5.25%, due 8/1/43	1,000,000	1,258,969
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/33	175,000	206,038
Series B
4.00%, due 8/1/38	370,000	431,018
Series B
4.00%, due 8/1/39	350,000	406,977
Series B
4.00%, due 8/1/40	1,455,000	1,689,218
Series B
5.00%, due 8/1/42	1,375,000	1,705,487
Series B
5.00%, due 8/1/44	1,200,000	1,489,276
	Principal Amount	Value

General Obligation (continued)
Southwestern Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	$ 2,000,000	$ 2,273,829
State of California, Unlimited General Obligation
4.00%, due 9/1/34	3,500,000	4,067,071
4.00%, due 3/1/36	5,000,000	6,070,606
State of California, Various Purposes, Unlimited General Obligation
3.00%, due 11/1/34	3,750,000	4,269,709
4.00%, due 3/1/40	3,500,000	4,203,803
4.00%, due 3/1/46	3,000,000	3,551,919
5.00%, due 11/1/27	2,380,000	3,033,402
5.00%, due 4/1/28	2,930,000	3,765,926
5.00%, due 8/1/37	2,900,000	3,682,859
Tahoe Forest Hospital District, California Hospital District, Unlimited General Obligation
5.00%, due 8/1/29	1,815,000	2,171,481
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series C
5.25%, due 8/1/44	1,000,000	1,201,221
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
4.00%, due 8/1/33	480,000	555,052
4.00%, due 8/1/34	515,000	594,082
4.00%, due 8/1/35	545,000	625,982
Vacaville Unified School District, Election 2014, Unlimited General Obligation
Series D
4.00%, due 8/1/30	200,000	243,914
Series C
4.00%, due 8/1/31	490,000	569,004
Series C
4.00%, due 8/1/32	555,000	643,592
Series C
4.00%, due 8/1/33	625,000	723,418
Series D
4.00%, due 8/1/36	300,000	354,019
Series D
4.00%, due 8/1/37	300,000	353,084

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Vacaville Unified School District, Election 2014, Unlimited General Obligation (continued)
Series D
4.00%, due 8/1/38	$ 500,000	$ 587,139
Series D
4.00%, due 8/1/40	500,000	584,502
Series D
4.00%, due 8/1/45	2,050,000	2,373,969
Series C
5.00%, due 8/1/39	500,000	599,787
Series C
5.00%, due 8/1/40	1,225,000	1,466,023
Series C
5.00%, due 8/1/41	1,350,000	1,612,578
Series C
5.00%, due 8/1/42	1,000,000	1,192,256
Washington Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series B, Insured: BAM-TCRS NATL
(zero coupon), due 8/1/31	2,400,000	1,991,845
West Contra Costa Unified School District, Election 2010, Unlimited General Obligation
Series E
4.00%, due 8/1/38	1,500,000	1,747,959
West Contra Costa Unified School District, Election 2012, Unlimited General Obligation
Series D
4.00%, due 8/1/38	1,500,000	1,747,959
West Contra Costa Unified School District, Election 2020, Unlimited General Obligation
Series E, Insured: AGM
3.00%, due 8/1/35	855,000	947,622
Series E, Insured: AGM
3.00%, due 8/1/37	750,000	822,287
Series E, Insured: AGM
3.00%, due 8/1/38	675,000	731,961
Series E, Insured: AGM
3.00%, due 8/1/39	700,000	757,071
Series E, Insured: AGM
3.00%, due 8/1/40	650,000	698,570
Series E, Insured: AGM
3.00%, due 8/1/45	4,000,000	4,244,375
	Principal Amount	Value

General Obligation (continued)
West Contra Costa Unified School District, National Senior Campuses, Unlimited General Obligation
Series E, Insured: AGM
3.00%, due 8/1/36	$ 1,000,000	$ 1,100,072
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	5,000,000	885,895
Whittier Union High School District, Unlimited General Obligation
Series A
3.00%, due 8/1/46	4,725,000	5,038,787
		436,170,934
Hospital 4.4%
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/42	500,000	588,848
Series A
5.00%, due 8/15/47	1,000,000	1,173,607
California Health Facilities Financing Authority, Children's Hospital of Orange County, Revenue Bonds
Series A
4.00%, due 11/1/36	310,000	370,774
Series A
4.00%, due 11/1/37	500,000	596,292
Series A
4.00%, due 11/1/38	250,000	297,374
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
5.00%, due 11/15/37	1,600,000	1,820,569
5.00%, due 11/15/49	2,500,000	2,990,102
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/40	3,000,000	3,515,413
Series A
4.00%, due 4/1/49	7,500,000	8,643,020
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds
4.125%, due 2/1/47	$ 750,000	$ 845,402
5.00%, due 2/1/36	1,035,000	1,236,864
California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds
Series C
5.00%, due 6/1/41 (e)	5,000,000	6,629,374
California Health Facilities Financing Authority, Stanford Health Care Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/36	3,000,000	3,765,168
California Health Facilities Financing Authority, Sutter Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/34	475,000	573,003
Series A
5.00%, due 11/15/37	5,175,000	6,428,576
Series A
5.00%, due 11/15/38	1,600,000	1,983,569
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A
5.00%, due 2/1/27	1,100,000	1,358,304
Series A
5.00%, due 2/1/37	1,000,000	1,195,476
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/39 (b)	1,000,000	1,112,145
California Public Finance Authority, Henry Mayo Newhall Hospital Obligated Group, Revenue Bonds
5.00%, due 10/15/47	1,000,000	1,143,419
California Statewide Communities Development Authority, Emanate Health, Revenue Bonds
Series A
4.00%, due 4/1/45	1,000,000	1,152,991
Series A
5.00%, due 4/1/34	1,275,000	1,635,233
	Principal Amount	Value

Hospital (continued)
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/38	$ 1,500,000	$ 1,786,945
5.00%, due 1/1/48	1,000,000	1,176,276
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,503,613
		53,522,357
Housing 2.9%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/29	800,000	916,518
California Enterprise Development Authority, Provident Group-SDSU Properties LLC M@College Project, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/40	650,000	805,725
Series A
5.00%, due 8/1/45	700,000	855,868
Series A
5.00%, due 8/1/55	1,000,000	1,208,788
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds
Insured: BAM
5.00%, due 5/15/29	5,000,000	6,316,787
California Municipal Finance Authority, Mobile Home Park Senior Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	1,540,000	1,695,376
Series A
5.00%, due 8/15/29	805,000	979,466
Series A
5.00%, due 8/15/31	140,000	168,514
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A-P3
5.00%, due 7/1/40 (b)	1,000,000	1,139,079

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	$ 1,320,000	$ 1,443,584
California Statewide Communities Development Authority, CHF-Irvine LLC, Student Housing, Revenue Bonds
5.00%, due 5/15/40	1,025,000	1,181,005
5.00%, due 5/15/47	3,500,000	4,091,532
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (b)
Series A
3.00%, due 6/1/29	750,000	772,998
Series A
5.00%, due 6/1/34	375,000	438,083
Series A
5.00%, due 6/1/51	1,750,000	1,979,203
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC Project, Revenue Bonds
Series A
5.75%, due 1/15/45 (b)	400,000	417,036
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/45	4,500,000	5,231,494
Series A
5.00%, due 7/1/61	5,000,000	5,730,735
		35,371,791
Other Revenue 20.3%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds
Series A
5.00%, due 7/1/42	500,000	515,599
Anaheim Public Financing Authority, City of Anaheim, Revenue Bonds
Series A
5.00%, due 5/1/33	1,000,000	1,103,111
	Principal Amount	Value

Other Revenue (continued)
Anaheim Public Financing Authority, City of Anaheim, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 9/1/35	$ 4,500,000	$ 5,462,039
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/1/26	8,000,000	9,657,938
Series A, Insured: AGM
5.00%, due 9/1/27	5,000,000	6,167,615
Series A, Insured: AGM
5.00%, due 9/1/28	2,250,000	2,817,972
Burlingame California Financing Authority, Community Center Project, Revenue Bonds
5.00%, due 7/1/47	1,515,000	1,882,713
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (b)	3,000,000	3,321,310
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	1,275,000	1,275,501
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds
Series B-2
(zero coupon), due 6/1/55	3,500,000	684,297
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	364,390
Series A
4.00%, due 6/1/35	500,000	605,459
Series A
4.00%, due 6/1/36	300,000	361,574
Series A
4.00%, due 6/1/37	275,000	330,202
Series A
4.00%, due 6/1/38	275,000	329,166
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien (continued)
Series A
4.00%, due 6/1/39	$ 350,000	$ 417,729
Series A
4.00%, due 6/1/40	500,000	595,263
Series A
4.00%, due 6/1/49	1,500,000	1,739,726
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,599,192
5.00%, due 9/1/31	1,365,000	1,672,663
5.00%, due 9/1/32	1,435,000	1,753,029
5.00%, due 9/1/34	1,590,000	1,931,737
California Housing Finance, City & County of San Francisco, Revenue Bonds
Series N
4.00%, due 4/1/45	4,000,000	4,742,925
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/38	1,200,000	1,527,067
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Green Bond, Revenue Bonds
5.00%, due 8/1/37	1,050,000	1,339,504
California Infrastructure and Economic Development Bank, Salvation Army Western Territory (The), Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,400,057
4.00%, due 9/1/34	1,000,000	1,139,637
California Municipal Finance Authority, Asian Community Center of Sacramento Valley, Inc., Revenue Bonds
Insured: California Mortgage Insurance
5.00%, due 4/1/48	1,545,000	1,823,224
	Principal Amount	Value

Other Revenue (continued)
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	$ 2,085,000	$ 2,591,452
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (f)	5,000,000	5,765,479
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series B
4.00%, due 5/1/39	1,500,000	1,827,871
Series B
4.00%, due 5/1/40	1,000,000	1,215,965
Series B
4.00%, due 5/1/41	1,500,000	1,818,523
California Statewide Communities Development Authority, A Community of Seniors, Redwoods Project, Revenue Bonds
Series A, Insured: California Mortgage Insurance
5.375%, due 11/15/44	535,000	590,296
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43	500,000	551,882
California Statewide Financing Authority, Tobacco Settlement Asset Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (b)	20,000,000	1,916,722
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	234,429
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series C
5.00%, due 6/1/48	4,860,000	5,747,161
City of Santa Ana CA, Gas Tax, Revenue Bonds
4.00%, due 1/1/38	1,360,000	1,582,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
CSCDA Community Improvement Authority, Revenue Bonds (b)
Series A
4.00%, due 8/1/56	$ 10,000,000	$ 10,753,104
Series A
5.00%, due 7/1/51	2,000,000	2,319,177
CSCDA Community Improvement Authority, Jefferson Anaheim, Revenue Bonds
3.125%, due 8/1/56 (b)	5,000,000	4,820,377
CSCDA Community Improvement Authority, Ocennaire Long Beach, Revenue Bonds
4.00%, due 9/1/56 (b)	1,000,000	1,076,614
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,050,958
FHLMC Multifamily VRD Certificates, VRD Certificates, Revenue Bonds
Series M-057
2.40%, due 10/15/29	2,995,000	3,168,833
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	1,305,627	1,119,575
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-2
5.30%, due 6/1/37 (a)	2,500,000	2,594,616
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	1,025,000	1,025,361
Imperial Irrigation District Electric System, Revenue Bonds
Series C
5.00%, due 11/1/37	1,000,000	1,195,768
Series B-2
5.00%, due 11/1/41	5,475,000	6,585,546
Livermore Valley Water Financing Authority, Alameda County Flood Control & Water Conservation District Zone No. 7, Revenue Bonds
Series A
5.00%, due 7/1/47	3,945,000	4,888,069
	Principal Amount	Value

Other Revenue (continued)
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/31	$ 1,330,000	$ 1,671,433
Insured: AGM
5.00%, due 9/1/32	1,650,000	2,060,652
Los Angeles County Facilities, Inc., County of Los Angeles, Revenue Bonds
Series A
5.00%, due 12/1/38	1,910,000	2,410,835
Los Angeles County Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 6/1/37	4,000,000	4,885,694
Montclair Financing Authority, Public Facilities Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/32	1,000,000	1,142,762
Mountain House Public Financing Authority, Green Bond, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/40	1,380,000	1,604,060
Orange City Public Facilities Financing Authority, City of Orange, Revenue Bonds
Series A
4.00%, due 11/1/50	2,000,000	2,286,656
Orange County Local Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/15/38	10,000,000	11,845,972
Pico Rivera Public Financing Authority, City of Pico Rivera, Revenue Bonds
Insured: NATL-RE
5.25%, due 9/1/34	1,560,000	1,910,741
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	1,100,000	1,120,723
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.25%, due 8/1/21	300,000	301,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (c)(d)
Series S, Insured: COMMWLTH GTD
5.00%, due 7/1/24	$ 1,305,000	$ 1,259,325
Series N, Insured: COMMWLTH GTD
5.00%, due 7/1/32	3,130,000	3,059,575
Series U, Insured: COMMWLTH GTD
5.25%, due 7/1/42	3,000,000	2,756,250
Series S, Insured: COMMWLTH GTD
5.75%, due 7/1/22	2,000,000	1,967,500
Puerto Rico Public Buildings Authority, Unrefunded, Government Facilities, Revenue Bonds
Series I, Insured: COMMWLTH GTD
5.25%, due 7/1/29 (c)(d)	1,515,000	1,488,488
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
4.50%, due 7/1/34	1,500,000	1,640,430
Series A-1
4.75%, due 7/1/53	1,000,000	1,112,400
Series A-1
5.00%, due 7/1/58	13,000,000	14,677,780
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	5,000,000	5,775,984
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	1,150,000	1,355,620
San Diego County Regional Transportation Commission, Green Bond, Revenue Bonds
Series A
5.00%, due 4/1/38	1,000,000	1,306,980
Series A
5.00%, due 4/1/39	1,000,000	1,303,563
Series A
5.00%, due 4/1/40	675,000	877,528
	Principal Amount	Value

Other Revenue (continued)
San Diego County Regional Transportation Commission, Green Bond, Revenue Bonds (continued)
Series A
5.00%, due 4/1/44	$ 2,800,000	$ 3,604,948
San Francisco Bay Area Rapid Transit District, Sales Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	1,850,000	2,165,588
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	1,705,000	2,091,718
San Mateo Joint Powers Financing Authority, Capital Projects, Revenue Bonds
Series A
5.00%, due 7/15/43	3,000,000	3,683,139
South Bayside Waste Management Authority, Prerefunded, Green Bond, Revenue Bonds
Series B, Insured: AGM
5.00%, due 9/1/25 (f)	50,000	59,402
Series B, Insured: AGM
5.00%, due 9/1/27 (f)	55,000	69,103
Series B, Insured: AGM
5.00%, due 9/1/29 (f)	15,000	19,627
Series B, Insured: AGM
5.00%, due 9/1/30 (f)	25,000	32,712
Series B, Insured: AGM
5.00%, due 9/1/31 (f)	15,000	19,627
Series 2019A, Insured: AGM
5.00%, due 9/1/32	15,000	19,837
Series 2019A, Insured: AGM
5.00%, due 9/1/39	80,000	105,799
South Bayside Waste Management Authority, Unrefunded, Green Bond, Revenue Bonds
Series B, Insured: AGM
5.00%, due 9/1/25 (f)	1,465,000	1,742,660
Series B, Insured: AGM
5.00%, due 9/1/27 (f)	1,615,000	2,023,474
Series B, Insured: AGM
5.00%, due 9/1/29 (f)	405,000	525,468
Series B, Insured: AGM
5.00%, due 9/1/30 (f)	690,000	887,609

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
South Bayside Waste Management Authority, Unrefunded, Green Bond, Revenue Bonds (continued)
Series B, Insured: AGM
5.00%, due 9/1/31 (f)	$ 395,000	$ 503,432
Series 2019A, Insured: AGM
5.00%, due 9/1/32	485,000	621,243
Series 2019A, Insured: AGM
5.00%, due 9/1/39	2,450,000	3,075,091
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	2,500,000	2,886,242
Series A, Insured: BAM
5.00%, due 10/1/32	1,275,000	1,595,333
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,866,676
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series B-1
5.00%, due 1/1/27	1,500,000	1,541,409
Series D
5.00%, due 11/15/27	1,000,000	1,149,604
Series A
5.125%, due 1/1/42	2,890,000	2,973,498
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds
Series A
6.50%, due 11/1/40	1,740,000	1,740,000
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
(zero coupon), due 6/1/60	12,500,000	3,007,954
4.00%, due 6/1/49	1,000,000	1,139,258
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/48	2,400,000	2,971,134
	Principal Amount	Value

Other Revenue (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29	$ 1,500,000	$ 1,440,329
Series A
5.00%, due 10/1/32	1,250,000	1,184,517
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
6.00%, due 10/1/39	780,000	781,786
Series A
6.625%, due 10/1/29	280,000	282,281
Series A
6.75%, due 10/1/37	2,450,000	2,469,957
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Senior Lien
Series A
5.00%, due 10/1/25	620,000	621,454
Virgin Islands Public Finance Authority, United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/32	1,205,000	1,266,388
West Hollywood Public Financing Authority, City of West Hollywood, Revenue Bonds
Series A
3.00%, due 4/1/42	3,300,000	3,563,614
		244,555,176
School District 0.3%
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/37	825,000	920,309
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/33	2,825,000	1,602,928
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series B
5.00%, due 8/1/38	$ 1,000,000	$ 1,109,929
		3,633,166
Transportation 9.8%
Alameda Corridor Transportation Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 10/1/29	1,000,000	1,110,148
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34 (f)	1,000,000	1,095,779
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds
Series A
5.00%, due 6/30/31 (f)	3,100,000	3,837,210
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds
Series A, Insured: AGM
3.25%, due 12/31/32 (f)	1,000,000	1,091,444
City of Long Beach CA, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/36	1,000,000	1,289,249
Series A
5.00%, due 5/15/37	1,000,000	1,285,463
Series A
5.00%, due 5/15/38	2,000,000	2,564,653
City of Los Angeles, Revenue Bonds, Senior Lien
Series B
4.00%, due 5/15/39	5,000,000	6,022,718
City of Los Angeles, Department of Airports, Revenue Bonds
Series B
5.00%, due 5/15/25 (f)	710,000	836,525
Series D
5.00%, due 5/15/26 (f)	1,000,000	1,212,866
Series A
5.00%, due 5/15/29 (f)	3,125,000	4,041,145
	Principal Amount	Value

Transportation (continued)
City of Los Angeles, Department of Airports, Revenue Bonds (continued)
Series A
5.00%, due 5/15/31 (f)	$ 2,815,000	$ 3,417,552
Series E
5.00%, due 5/15/37 (f)	1,250,000	1,576,423
Series F
5.00%, due 5/15/37 (f)	875,000	1,092,946
Series A
5.00%, due 5/15/40	6,175,000	7,940,341
Series A
5.25%, due 5/15/48 (f)	1,375,000	1,681,988
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds (f)
Insured: BAM
5.00%, due 6/1/30	640,000	739,454
Insured: BAM
5.00%, due 6/1/31	1,130,000	1,304,133
County of Sacramento, Airport System, Revenue Bonds
Series C
5.00%, due 7/1/38 (f)	3,000,000	3,643,690
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	525,000	612,658
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	1,500,000	1,764,676
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (f)
Series A, Insured: BAM
4.00%, due 3/1/42	4,755,000	5,299,540
Series A
5.00%, due 3/1/41	2,500,000	2,982,205
Series A
5.00%, due 3/1/47	4,390,000	5,239,818
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds
Series A
5.00%, due 10/1/32	500,000	643,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds (continued)
Series A
5.00%, due 10/1/33	$ 500,000	$ 641,684
Series A
5.00%, due 10/1/34	500,000	639,983
Series A
5.00%, due 10/1/35	350,000	446,952
Series A
5.00%, due 10/1/44	4,035,000	4,808,808
Port of Oakland, Revenue Bonds (f)
Series D
5.00%, due 11/1/28	2,250,000	2,797,135
Series D
5.00%, due 11/1/29	1,850,000	2,293,066
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/32	1,205,000	1,238,606
Series G, Insured: AGC
5.00%, due 7/1/42	40,000	41,116
Series N, Insured: NATL-RE
5.25%, due 7/1/32	640,000	716,302
Insured: AMBAC
5.50%, due 7/1/26	460,000	506,384
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series H
5.00%, due 5/1/27 (f)	7,000,000	8,703,845
Series D
5.00%, due 5/1/30	2,595,000	3,376,850
Series D
5.00%, due 5/1/31	2,200,000	2,849,566
Series D
5.00%, due 5/1/38	4,600,000	5,817,511
Series E
5.00%, due 5/1/45 (f)	3,460,000	4,234,605
Series E
5.00%, due 5/1/50 (f)	4,100,000	5,000,861
San Francisco Municipal Transportation Agency, Revenue Bonds
5.00%, due 3/1/44	1,500,000	1,701,809
	Principal Amount	Value

Transportation (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	$ 4,000,000	$ 4,483,982
Series B
5.25%, due 1/15/49	500,000	559,321
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/15/44	3,500,000	3,925,691
Series A
5.00%, due 1/15/50	500,000	557,620
		117,668,203
Utilities 3.3%
California Infrastructure and Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds
5.00%, due 2/1/39	1,000,000	1,084,877
City of Riverside CA, Electric, Revenue Bonds
Series A
5.00%, due 10/1/31	750,000	971,844
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,216,545
5.50%, due 7/1/43	3,500,000	3,889,630
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	1,000,000	1,039,579
Series A
5.00%, due 10/1/40	1,000,000	1,156,029
Los Angeles Department of Water & Power System, Revenue Bonds
Series C
5.00%, due 7/1/37	2,860,000	3,697,837
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	460,000	461,135
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	640,000	649,254
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series UU, Insured: AGM
5.00%, due 7/1/24	$ 225,000	$ 231,275
Series XX-RSA-1
5.25%, due 7/1/40 (c)(d)	1,000,000	930,000
Sacramento Municipal Utility District, Revenue Bonds
Series G
5.00%, due 8/15/37	8,000,000	10,344,572
Sacramento Municipal Utility District, Electric Revenue, Green Bonds, Revenue Bonds
Series H
4.00%, due 8/15/45	7,500,000	9,000,721
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/38	600,000	778,677
5.00%, due 1/1/39	500,000	647,233
5.00%, due 1/1/44	3,165,000	4,050,260
		40,149,468
Water & Sewer 7.0%
City of Clovis CA, Wastewater, Revenue Bonds
Insured: AGM
5.25%, due 8/1/29	500,000	596,087
City of Culver City CA, Wastewater Facilities, Revenue Bonds
Series A
4.00%, due 9/1/44	1,690,000	1,990,784
City of Oxnard CA, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	1,920,000	2,227,212
Insured: BAM
4.00%, due 6/1/34	2,080,000	2,383,842
Insured: BAM
5.00%, due 6/1/30	1,340,000	1,675,729
City of Oxnard CA, Water System, Revenue Bonds
Insured: BAM
5.00%, due 6/1/35	1,125,000	1,395,205
	Principal Amount	Value

Water & Sewer (continued)
City of San Francisco CA, Public Utilities Commission Water, Green Bond, Revenue Bonds
Series A
4.00%, due 11/1/50	$ 4,000,000	$ 4,754,851
City of San Francisco CA, Public Utilities Commission, Hetch Hetchy Water, Revenue Bonds
Series D
3.00%, due 11/1/50	3,750,000	4,017,177
City of Santa Cruz CA, Water, Green Bond, Revenue Bonds
5.00%, due 3/1/49	2,000,000	2,517,704
City of Vernon CA, Water System, Revenue Bonds
Series A, Insured: AGM
3.375%, due 8/1/40	650,000	701,350
Series A, Insured: AGM
3.50%, due 8/1/45	725,000	779,920
Series A, Insured: AGM
5.00%, due 8/1/30	985,000	1,269,148
Series A, Insured: AGM
5.00%, due 8/1/35	1,000,000	1,265,791
Colton Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 3/1/47	2,500,000	2,754,051
Contra Costa Water District, Revenue Bonds
Series V
5.00%, due 10/1/44	6,000,000	7,696,235
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 7/1/45	2,850,000	3,373,879
Eastern Municipal Water District Financing Authority, Water & Wastewater, Revenue Bonds
Series A
4.00%, due 7/1/37	1,700,000	2,090,647
Series A
4.00%, due 7/1/38	1,500,000	1,835,198
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,290,000	7,101,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds (continued)
Series A
5.00%, due 1/1/50	$ 2,500,000	$ 3,046,372
Los Angeles County Sanitation Districts Financing Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 10/1/33	1,000,000	1,151,082
Los Angeles Department of Water, Revenue Bonds
Series A
5.00%, due 7/1/35	1,500,000	1,850,345
Moulton-Niguel Water District, Revenue Bonds
5.00%, due 9/1/39	3,685,000	4,702,541
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,128,875
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/33	355,000	374,664
Series A
5.50%, due 7/1/28	1,500,000	1,591,999
Rancho Water District Financing Authority, Revenue Bonds
Series A
4.00%, due 8/1/37	2,750,000	3,371,847
San Diego County Water Authority, Green Bond, Revenue Bonds
Series B
4.00%, due 5/1/38	5,000,000	6,225,813
San Joaquin Area Flood Control Agency, California Smith Canal Area Assessment, Special Assessment
Insured: AGM
3.00%, due 10/1/32	660,000	717,192
Insured: AGM
3.00%, due 10/1/34	700,000	755,328
Insured: AGM
3.25%, due 10/1/40	2,000,000	2,154,332
	Principal Amount	Value

Water & Sewer (continued)
San Joaquin Area Flood Control Agency, California Smith Canal Area Assessment, Special Assessment (continued)
Insured: AGM
3.375%, due 10/1/45	$ 1,250,000	$ 1,342,717
Insured: AGM
3.375%, due 10/1/50	1,000,000	1,068,209
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	2,338,783
Silicon Valley Clean Water, Revenue Bonds
5.00%, due 8/1/45	500,000	597,103
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	573,525
West Sacramento Financing Authority, Water Capital Projects, Revenue Bonds
Insured: BAM
4.00%, due 10/1/39	300,000	341,096
		83,758,480
Total Long-Term Municipal Bonds (Cost $1,049,602,087)		1,122,911,285
Short-Term Municipal Notes 2.6%
General 1.3%
Invesco California Value Municipal Income Trust
1.11%, due 12/1/22 (b)(g)(h)	15,000,000	15,000,000
General Obligation 1.0%
State of California, Unlimited General Obligation
Series A
0.055%, due 5/1/48 (h)	12,500,000	12,500,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Other Revenue 0.2%
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series C
2.625%, due 11/1/33 (e)(h)	$ 1,655,000	$ 1,751,983
Water & Sewer 0.1%
Metropolitan Water District of Southern California, Revenue Bonds
Series A
0.03%, due 7/1/47 (e)(h)	800,000	800,000
Metropolitan Water District of Southern California, Special Variable Rate, Revenue Bonds
Series A-2
0.02%, due 7/1/37 (e)(h)	560,000	560,000
		1,360,000
Total Short-Term Municipal Notes (Cost $30,559,713)		30,611,983
Total Municipal Bonds (Cost $1,080,161,800)		1,153,523,268

	Shares
Short-Term Investment 0.5%
Unaffiliated Investment Company 0.5%
BlackRock Liquidity Funds MuniCash, 0.01%	5,889,026	5,890,155
Total Short-Term Investment (Cost $5,890,155)		5,890,155
Total Investments (Cost $1,086,051,955)	96.3%	1,159,413,423
Other Assets, Less Liabilities	3.7	45,160,230
Net Assets	100.0%	$ 1,204,573,653

†	Percentages indicated are based on Fund net assets.
(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Issue in default.
(d)	Issue in non-accrual status.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(f)	Interest on these securities was subject to alternative minimum tax.
(g)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(490)	June 2021	$ (65,242,326)	$ (64,695,313)	$ 547,013
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay California Tax Free Opportunities Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Long Bonds	(150)	June 2021	$ (23,690,272)	$ (23,587,499)	$ 102,773
Net Unrealized Appreciation					$ 649,786

1.	As of April 30, 2021, cash in the amount of $1,302,250 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
COMMWLTH GTD—Commonwealth Guaranteed
FHLMC—Federal Home Loan Mortgage Corp.
NATL—National Public Finance Guarantee Corp.
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,122,911,285	$ —	$ 1,122,911,285
Short-Term Municipal Notes	—	30,611,983	—	30,611,983
Total Municipal Bonds	—	1,153,523,268	—	1,153,523,268
Short-Term Investment
Unaffiliated Investment Company	5,890,155	—	—	5,890,155
Total Investments in Securities	5,890,155	1,153,523,268	—	1,159,413,423
Other Financial Instruments
Futures Contracts (b)	649,786	—	—	649,786
Total Other Financial Instruments	649,786	—	—	649,786
Total Investments in Securities and Other Financial Instruments	$ 6,539,941	$ 1,153,523,268	$ —	$ 1,160,063,209

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,086,051,955)	$1,159,413,423
Cash collateral on deposit at broker for futures contracts	1,302,250
Cash	29,899,036
Receivables:
Interest	11,161,684
Fund shares sold	3,906,258
Investment securities sold	1,775,223
Variation margin on futures contracts	68,122
Other assets	21,576
Total assets	1,207,547,572
Liabilities
Payables:
Fund shares redeemed	1,629,649
Manager (See Note 3)	443,429
NYLIFE Distributors (See Note 3)	111,868
Professional fees	52,650
Transfer agent (See Note 3)	42,218
Custodian	12,795
Shareholder communication	12,280
Accrued expenses	1,477
Distributions payable	667,553
Total liabilities	2,973,919
Net assets	$1,204,573,653
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 109,161
Additional paid-in-capital	1,154,103,700
1,154,212,861
Total distributable earnings (loss)	50,360,792
Net assets	$1,204,573,653
Class A
Net assets applicable to outstanding shares	$420,499,017
Shares of beneficial interest outstanding	38,108,889
Net asset value per share outstanding	$ 11.03
Maximum sales charge (4.50% of offering price)	0.52
Maximum offering price per share outstanding	$ 11.55
Investor Class
Net assets applicable to outstanding shares	$ 687,025
Shares of beneficial interest outstanding	62,261
Net asset value per share outstanding	$ 11.03
Maximum sales charge (4.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 11.49
Class C
Net assets applicable to outstanding shares	$ 62,587,769
Shares of beneficial interest outstanding	5,671,281
Net asset value and offering price per share outstanding	$ 11.04
Class C2
Net assets applicable to outstanding shares	$ 189,580
Shares of beneficial interest outstanding	17,176
Net asset value and offering price per share outstanding	$ 11.04
Class I
Net assets applicable to outstanding shares	$718,243,560
Shares of beneficial interest outstanding	65,086,955
Net asset value and offering price per share outstanding	$ 11.04
Class R6
Net assets applicable to outstanding shares	$ 2,366,702
Shares of beneficial interest outstanding	214,380
Net asset value and offering price per share outstanding	$ 11.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay California Tax Free Opportunities Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$15,826,136
Expenses
Manager (See Note 3)	2,783,590
Distribution/Service—Class A (See Note 3)	502,687
Distribution/Service—Investor Class (See Note 3)	862
Distribution/Service—Class C (See Note 3)	157,360
Distribution/Service—Class C2 (See Note 3)	488
Transfer agent (See Note 3)	135,361
Professional fees	61,292
Custodian	15,709
Shareholder communication	14,849
Registration	12,457
Trustees	12,027
Insurance	4,623
Miscellaneous	17,114
Total expenses before waiver/reimbursement	3,718,419
Expense waiver/reimbursement from Manager (See Note 3)	(187,431)
Net expenses	3,530,988
Net investment income (loss)	12,295,148
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,149,462
Futures transactions	4,672,084
Net realized gain (loss)	5,821,546
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	24,999,780
Futures contracts	58,413
Net change in unrealized appreciation (depreciation)	25,058,193
Net realized and unrealized gain (loss)	30,879,739
Net increase (decrease) in net assets resulting from operations	$43,174,887
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,295,148	$ 19,311,828
Net realized gain (loss)	5,821,546	(8,349,814)
Net change in unrealized appreciation (depreciation)	25,058,193	11,566,222
Net increase (decrease) in net assets resulting from operations	43,174,887	22,525,236
Distributions to shareholders:
Class A	(4,702,475)	(8,444,924)
Investor Class	(8,027)	(15,590)
Class C	(653,470)	(1,330,416)
Class C2	(1,389)	(85)
Class I	(8,965,586)	(14,540,611)
Class R6	(33,957)	(69,947)
Total distributions to shareholders	(14,364,904)	(24,401,573)
Capital share transactions:
Net proceeds from sales of shares	217,974,563	560,826,541
Net asset value of shares issued to shareholder in reinvestment of distributions	9,844,447	16,605,174
Cost of shares redeemed	(147,170,130)	(255,608,127)
Increase (decrease) in net assets derived from capital share transactions	80,648,880	321,823,588
Net increase (decrease) in net assets	109,458,863	319,950,251
Net Assets
Beginning of period	1,095,114,790	775,164,539
End of period	$1,204,573,653	$1,095,114,790
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.75	$ 10.76	$ 10.12	$ 10.29	$ 10.48	$ 10.11
Net investment income (loss)	0.11	0.23	0.28	0.31	0.32	0.33
Net realized and unrealized gain (loss) on investments	0.30	0.03	0.64	(0.17)	(0.19)	0.37
Total from investment operations	0.41	0.26	0.92	0.14	0.13	0.70
Less distributions:
From net investment income	(0.13)	(0.27)	(0.28)	(0.31)	(0.32)	(0.33)
Net asset value at end of period	$ 11.03	$ 10.75	$ 10.76	$ 10.12	$ 10.29	$ 10.48
Total investment return (a)	3.80%	2.46%	9.20%	1.39%	1.36%	6.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%††	1.97%	2.65%	3.04%	3.17%	3.01%
Net expenses (b)	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (b)	0.78%††	0.80%	0.81%	0.82%	0.82%	0.83%
Portfolio turnover rate	6% (c)	29% (c)	47% (c)	32%	83%	27%
Net assets at end of period (in 000’s)	$ 420,499	$ 373,966	$ 292,589	$ 145,668	$ 107,278	$ 146,843

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.76	$ 10.76	$ 10.12	$ 10.29	$ 10.49	$ 10.11
Net investment income (loss)	0.10	0.23	0.28	0.31	0.32	0.33
Net realized and unrealized gain (loss) on investments	0.30	0.04	0.64	(0.17)	(0.20)	0.38
Total from investment operations	0.40	0.27	0.92	0.14	0.12	0.71
Less distributions:
From net investment income	(0.13)	(0.27)	(0.28)	0.31	(0.32)	(0.33)
Net asset value at end of period	$ 11.03	$ 10.76	$ 10.76	$ 10.12	$ 10.29	$ 10.49
Total investment return (a)	3.70%	2.53%	9.18%	1.36%	1.23%	7.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.95%	2.65%	3.03%	3.15%	3.04%
Net expenses (b)	0.77%††	0.77%	0.77%	0.78%	0.79%	0.79%
Expenses (before waiver/reimbursement) (b)	0.80%††	0.82%	0.83%	0.85%	0.86%	0.87%
Portfolio turnover rate	6% (c)	29% (c)	47% (c)	32%	83%	27%
Net assets at end of period (in 000’s)	$ 687	$ 672	$ 506	$ 343	$ 285	$ 369

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.76	$ 10.77	$ 10.12	$ 10.29	$ 10.48	$ 10.11
Net investment income (loss)	0.09	0.19	0.25	0.28	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.30	0.04	0.65	(0.17)	(0.19)	0.37
Total from investment operations	0.39	0.23	0.90	0.11	0.11	0.67
Less distributions:
From net investment income	(0.11)	(0.24)	(0.25)	(0.28)	(0.30)	(0.30)
Net asset value at end of period	$ 11.04	$ 10.76	$ 10.77	$ 10.12	$ 10.29	$ 10.48
Total investment return (a)	3.66%	2.18%	9.01%	1.11%	1.07%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%††	1.70%	2.38%	2.76%	2.89%	2.75%
Net expenses (b)	1.02%††	1.02%	1.02%	1.03%	1.04%	1.04%
Expenses (before waiver/reimbursement) (b)	1.05%††	1.07%	1.08%	1.10%	1.11%	1.12%
Portfolio turnover rate	6% (c)	29% (c)	47% (c)	32%	83%	27%
Net assets at end of period (in 000’s)	$ 62,588	$ 61,662	$ 52,964	$ 29,450	$ 26,623	$ 26,156

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
Class C2		2020
Net asset value at beginning of period	$ 10.75	$ 10.83
Net investment income (loss)	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.32	(0.07)
Total from investment operations	0.39	(0.04)
Less distributions:
From net investment income	(0.10)	(0.04)
Net asset value at end of period	$ 11.04	$ 10.75
Total investment return (a)	3.67%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.35%	1.49%
Net expenses†† (b)	1.15%	1.16%
Expenses (before waiver/reimbursement)†† (b)	1.18%	1.22%
Portfolio turnover rate (c)	6%	29%
Net assets at end of period (in 000’s)	$ 190	$ 25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.76	$ 10.76	$ 10.12	$ 10.29	$ 10.48	$ 10.11
Net investment income (loss)	0.12	0.28	0.31	0.34	0.35	0.36
Net realized and unrealized gain (loss) on investments	0.30	0.02	0.64	(0.17)	(0.19)	0.37
Total from investment operations	0.42	0.30	0.95	0.17	0.16	0.73
Less distributions:
From net investment income	(0.14)	(0.30)	(0.31)	(0.34)	(0.35)	(0.36)
Net asset value at end of period	$ 11.04	$ 10.76	$ 10.76	$ 10.12	$ 10.29	$ 10.48
Total investment return (a)	3.93%	2.81%	9.48%	1.65%	1.62%	7.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%††	2.20%	2.91%	3.29%	3.42%	3.28%
Net expenses (b)	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (b)	0.53%††	0.55%	0.56%	0.57%	0.57%	0.58%
Portfolio turnover rate	6% (c)	29% (c)	47% (c)	32%	83%	27%
Net assets at end of period (in 000’s)	$ 718,244	$ 655,579	$ 429,106	$ 228,220	$ 148,819	$ 154,379

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	November 1, 2019^ through October 31,
Class R6		2020
Net asset value at beginning of period	$ 10.76	$ 10.77
Net investment income (loss)	0.12	0.25
Net realized and unrealized gain (loss) on investments	0.30	0.04
Total from investment operations	0.42	0.29
Less distributions:
From net investment income	(0.14)	(0.30)
Net asset value at end of period	$ 11.04	$ 10.76
Total investment return (a)	3.94%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21%††	2.25%
Net expenses (b)	0.48%††	0.48%
Expenses (before waiver/reimbursement) (b)	0.51%††	0.53%
Portfolio turnover rate (c)	6%	29%
Net assets at end of period (in 000’s)	$ 2,367	$ 3,211

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

5. Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect

40	MainStay MacKay California Tax Free Opportunities Fund

to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based
41

Notes to Financial Statements (Unaudited) (continued)
measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

42	MainStay MacKay California Tax Free Opportunities Fund

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
43

Notes to Financial Statements (Unaudited) (continued)
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2021, 65.6% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$649,786	$649,786
Total Fair Value	$649,786	$649,786

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$4,672,084	$4,672,084
Total Net Realized Gain (Loss)	$4,672,084	$4,672,084

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$58,413	$58,413
Total Net Change in Unrealized Appreciation (Depreciation)	$58,413	$58,413

Average Notional Amount	Total
Futures Contracts Short	$(59,106,245)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.48% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee would not exceed the Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

44	MainStay MacKay California Tax Free Opportunities Fund

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $2,783,590 and waived fees and/or reimbursed expenses in the amount of $187,431 and paid the Subadvisor fees in the amount of $1,320,181.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $3,029 and $509, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2021, of $20,061 and $6,657, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$44,653	$—
Investor Class	149	—
Class C	13,555	—
Class C2	32	—
Class I	76,920	—
Class R6	52	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than
45

Notes to Financial Statements (Unaudited) (continued)
$1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$25,779	13.6%
Class R6	26,638	1.1
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,090,390,826	$69,759,346	$(736,749)	$69,022,597
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $17,905,133 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$14,747	$3,158
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 344,603
Long-Term Capital Gains	24,056,970
Total	$24,401,573
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,909 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $128,764 and $70,089, respectively.

46	MainStay MacKay California Tax Free Opportunities Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	6,837,119	$ 75,220,152
Shares issued to shareholders in reinvestment of distributions	347,258	3,813,340
Shares redeemed	(3,798,773)	(41,703,174)
Net increase (decrease) in shares outstanding before conversion	3,385,604	37,330,318
Shares converted into Class A (See Note 1)	6,675	73,350
Shares converted from Class A (See Note 1)	(55,852)	(609,652)
Net increase (decrease)	3,336,427	$ 36,794,016
Year ended October 31, 2020:
Shares sold	15,364,215	$ 165,522,071
Shares issued to shareholders in reinvestment of distributions	646,812	6,952,966
Shares redeemed	(8,397,726)	(87,737,921)
Net increase (decrease) in shares outstanding before conversion	7,613,301	84,737,116
Shares converted into Class A (See Note 1)	12,481	134,788
Shares converted from Class A (See Note 1)	(35,652)	(389,338)
Net increase (decrease)	7,590,130	$ 84,482,566

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	9,131	$ 100,179
Shares issued to shareholders in reinvestment of distributions	722	7,925
Shares redeemed	(3,782)	(41,512)
Net increase (decrease) in shares outstanding before conversion	6,071	66,592
Shares converted into Investor Class (See Note 1)	367	4,024
Shares converted from Investor Class (See Note 1)	(6,673)	(73,350)
Net increase (decrease)	(235)	$ (2,734)
Year ended October 31, 2020:
Shares sold	34,785	$ 373,425
Shares issued to shareholders in reinvestment of distributions	1,428	15,340
Shares redeemed	(9,830)	(106,319)
Net increase (decrease) in shares outstanding before conversion	26,383	282,446
Shares converted into Investor Class (See Note 1)	1,596	15,719
Shares converted from Investor Class (See Note 1)	(12,481)	(134,788)
Net increase (decrease)	15,498	$ 163,377

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	588,681	$ 6,465,294
Shares issued to shareholders in reinvestment of distributions	44,981	494,110
Shares redeemed	(693,863)	(7,613,378)
Net increase (decrease) in shares outstanding before conversion	(60,201)	(653,974)
Shares converted from Class C (See Note 1)	(1,128)	(12,437)
Net increase (decrease)	(61,329)	$ (666,411)
Year ended October 31, 2020:
Shares sold	2,081,990	$ 22,255,317
Shares issued to shareholders in reinvestment of distributions	94,756	1,018,484
Shares redeemed	(1,358,716)	(14,447,185)
Net increase (decrease) in shares outstanding before conversion	818,030	8,826,616
Shares converted from Class C (See Note 1)	(5,258)	(57,004)
Net increase (decrease)	812,772	$ 8,769,612

Class C2	Shares	Amount
Period ended April 30, 2021:
Shares sold	14,788	$ 161,475
Shares issued to shareholders in reinvestment of distributions	126	1,389
Shares redeemed	(54)	(599)
Net increase (decrease)	14,860	$ 162,265
Year ended October 31, 2020:(a)
Shares sold	2,308	$ 25,000
Shares issued to shareholders in reinvestment of distributions	8	85
Net increase (decrease)	2,316	$ 25,085

47

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	12,376,109	$ 135,922,463
Shares issued to shareholders in reinvestment of distributions	500,107	5,493,726
Shares redeemed	(8,798,370)	(96,753,489)
Net increase (decrease) in shares outstanding before conversion	4,077,846	44,662,700
Shares converted into Class I (See Note 1)	56,613	618,065
Net increase (decrease)	4,134,459	$ 45,280,765
Year ended October 31, 2020:
Shares sold	34,582,281	$ 368,151,490
Shares issued to shareholders in reinvestment of distributions	794,861	8,548,352
Shares redeemed	(14,328,906)	(152,011,170)
Net increase (decrease) in shares outstanding before conversion	21,048,236	224,688,672
Shares converted into Class I (See Note 1)	39,319	430,623
Net increase (decrease)	21,087,555	$ 225,119,295

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	9,572	$ 105,000
Shares issued to shareholders in reinvestment of distributions	3,090	33,957
Shares redeemed	(96,759)	(1,057,978)
Net increase (decrease)	(84,097)	$ (919,021)
Year ended October 31, 2020:(b)
Shares sold	412,645	$ 4,499,238
Shares issued to shareholders in reinvestment of distributions	6,522	69,947
Shares redeemed	(120,690)	(1,305,532)
Net increase (decrease)	298,477	$ 3,263,653

(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay MacKay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

50	MainStay MacKay California Tax Free Opportunities Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed, and the Board had approved, the elimination of the management fee waiver for the Fund and a reduction in the management fee for the Fund, effective February 28, 2021. The Board also noted that New York Life Investments proposed, and the Board had approved, an additional management fee breakpoint for the Fund, effective February 28, 2021.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board

52	MainStay MacKay California Tax Free Opportunities Fund

reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
53

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
54	MainStay MacKay California Tax Free Opportunities Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738062MS071-21	MSCTF10-06/21
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	3/31/2010	2.51%	12.24%	4.38%	6.90%	0.86%
		Excluding sales charges		7.34	17.53	5.34	7.39	0.86
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	3/31/2010	3.04	12.25	4.36	6.89	0.87
		Excluding sales charges		7.34	17.54	5.33	7.38	0.87
Class C Shares	Maximum 1% CDSC	With sales charges	3/31/2010	5.95	15.59	4.53	6.57	1.62
	if Redeemed Within One Year of Purchase	Excluding sales charges		6.95	16.59	4.53	6.57	1.62
Class I Shares	No Sales Charge		3/31/2010	7.47	17.82	5.61	7.67	0.61
Class R6 Shares	No Sales Charge		11/1/2019	7.50	17.79	6.20	N/A	0.56

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays Municipal Bond Index[1]	2.62%	7.75%	3.51%	4.44%
Bloomberg Barclays High Yield Municipal Bond Index[2]	8.08	20.78	6.61	7.10
High Yield Municipal Bond Composite Index[3]	5.87	15.41	5.39	6.05
Morningstar High Yield Muni Category Average[4]	6.50	15.64	4.46	5.94

1.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broadbased securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broadbased market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Bloomberg Barclays High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and nonrated U.S. dollar-denominated tax-exempt bond market.
3.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,073.40	$4.32	$1,020.63	$4.21	0.84%
Investor Class Shares	$1,000.00	$1,073.40	$4.42	$1,020.53	$4.31	0.86%
Class C Shares	$1,000.00	$1,069.50	$8.26	$1,016.81	$8.05	1.61%
Class I Shares	$1,000.00	$1,074.70	$3.04	$1,021.87	$2.96	0.59%
Class R6 Shares	$1,000.00	$1,075.00	$2.83	$1,022.07	$2.76	0.55%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
Puerto Rico	12.1%
Illinois	10.9
California	10.5
New York	9.1
New Jersey	5.2
Texas	5.0
Ohio	4.7
Pennsylvania	3.4
Florida	3.0
Colorado	2.4
Michigan	2.2
Virginia	2.0
Wisconsin	2.0
District of Columbia	2.0
Georgia	1.5
Massachusetts	1.4
North Carolina	1.4
Minnesota	1.2
Arizona	1.1
U.S. Virgin Islands	1.0
Kentucky	0.9
South Carolina	0.8
Guam	0.8
Arkansas	0.8
Missouri	0.8
Washington	0.7
Iowa	0.7
Indiana	0.7
Alabama	0.6
Utah	0.6
Connecticut	0.5%
Tennessee	0.5
Nevada	0.5
Alaska	0.4
North Dakota	0.4
Delaware	0.4
Hawaii	0.4
Oklahoma	0.4
Multi–State	0.3
Maryland	0.3
West Virginia	0.3
Louisiana	0.3
New Hampshire	0.2
Mississippi	0.2
Rhode Island	0.2
Kansas	0.2
Oregon	0.1
Maine	0.1
Montana	0.1
New Mexico	0.1
Idaho	0.0‡
South Dakota	0.0‡
Vermont	0.0‡
Wyoming	0.0‡
Short–Term Investment	1.5
Other Assets, Less Liabilities	3.1
100.0%

‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 12/15/31–6/15/57
2.	Metropolitan Transportation Authority, 0.07%-5.00%, due 5/15/21–11/15/54
3.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/27–7/1/58
4.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 4.00%-6.00%, due 7/1/21–7/1/47
5.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/26–12/1/46
6.	Golden State Tobacco Securitization Corp., (zero coupon)-5.30%, due 6/1/36–6/1/47
7.	Puerto Rico Electric Power Authority, 0.655%-7.00%, due 7/1/19–7/1/43
8.	State of Illinois, 3.25%-5.75%, due 11/1/21–10/1/45
9.	Buckeye Tobacco Settlement Financing Authority, 4.00%-5.00%, due 6/1/48–6/1/55
10.	New York Transportation Development Corp., 4.375%-5.375%, due 8/1/26–1/1/50

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 7.47%, outperforming the 2.62% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"). During the same period, Class I shares underperformed the 8.08% return of the Fund’s secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, and outperformed the 5.87% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the six months ended April 30, 2021, Class I shares outperformed the 6.50% return of the Morningstar High Yield Muni Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During reporting period, both tax-exempt and taxable investment-grade municipal bonds posted positive returns. However, the high-yield segment of the market outperformed both investment-grade and taxable municipal bonds as investors extended out the yield curve2 and went down the rating scale looking for yield. Furthermore, performance in the long-end outperformed short-end maturities, and the states of Illinois and New Jersey outperformed the overall municipal market.
In addition, municipal demand was revived with the availability of COVID-19 vaccines and the growing expectation of the potentially massive impact of the American Rescue Plan Act of 2021 on the fiscal health of states, local governments and an array of municipal government agencies and authorities.
During this time period, the Fund outperformed the Bloomberg Barclays Municipal Bond Index primarily due to positive security selection. An underweight exposure to higher-quality bonds rated AAA to AA3 and security selection among, non-rated holdings made an additional positive contribution to relative returns. (Contributions take weightings and total returns into account.) From a geographic perspective, overweight exposure to, and security selection among, Puerto Rico and Illinois bonds contributed positively to relative performance. Among maturities, greater than 30-year maturities assisted relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held a small position in U.S. Treasury futures that had a minimal impact on relative performance.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund maintained a longer duration posture than the benchmark. The Fund’s duration was targeted to maintain a neutral range relative to the investable universe as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may differ from the Index. As of April 30, 2021, the Fund’s modified duration to worst was 5.22 years, while the Index had a modified duration to worst5 of 4.75 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection within the education, electric and IDR/PCR (industry development revenue/pollution control revenue) sectors contributed positively to relative performance. Conversely, the Fund’s cash position was the most significant drag on relative performance. All other sectors either performed in line with or outperformed the primary benchmark.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale were considered significant, although

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

sector overweights or security structure, in their entirety, had an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the sector allocations. There was an increase in the Fund’s allocation to the transportation, leasing and water/sewer sectors. Conversely, there was a decrease to the Fund’s allocation to the hospital, prerefunded/ETM (escrowed to maturity)and education sectors. Across geography, consistent with the team's 2021 Municipal Market Insights,6 the Fund increased its exposure to Puerto Rico and New York bonds. In addition, the Fund decreased its exposure to Texas bonds. Lastly, the Fund increased its credit exposure to bonds rated AA and BB, while decreasing its credit exposure to bonds rated A and B.7
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index in the tobacco and hospital sectors. The Fund also held overweight exposure to bonds from Puerto Rico and Illinois, as well as an overweight position in credits that are below investment grade, which are not held in the benchmark.
As of the same date, the Fund held relatively underweight exposure to the local and state general obligation sectors. Other underweight exposures relative to the benchmark included AAA- and AA-rated securities and bonds with maturities of five to ten years.
6.	To view the 2021 Municipal Market Insights visit newyorklifeinvestments.com/insights.
7.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Municipal Bonds 94.5%
Long-Term Municipal Bonds 85.1%
Alabama 0.5%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds
5.75%, due 6/1/45	$ 1,250,000	$ 1,303,445
County of Jefferson, Sewer, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 10/1/53	11,960,000	13,481,671
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	2,500,000	2,920,016
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series A
4.00%, due 12/1/33	400,000	467,168
Series A
4.00%, due 12/1/35	1,000,000	1,161,965
Series A
4.00%, due 12/1/36	615,000	710,272
Series A
4.00%, due 12/1/37	650,000	748,550
Series A
4.00%, due 12/1/39	1,760,000	2,017,223
Series A
4.00%, due 12/1/41	2,750,000	3,136,360
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	5,080,000	5,525,568
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	3,000,000	3,298,318
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A
4.50%, due 5/1/32	5,000,000	5,716,432
Series A
5.25%, due 5/1/44	16,500,000	19,209,811
		59,696,799
	Principal Amount	Value

Alaska 0.4%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A
4.00%, due 10/1/44	$ 10,000,000	$ 11,292,090
Series A
4.00%, due 10/1/49	6,140,000	6,893,103
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	2,049,230
Series A
5.00%, due 6/1/50	3,485,000	3,922,690
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/46	24,160,000	24,463,858
		48,620,971
Arizona 1.1%
Arizona Health Facilities Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
5.00%, due 2/1/42	7,945,000	8,198,446
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,825,308
Series A, Insured: BAM
5.00%, due 6/1/58	5,750,000	6,939,370
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	1,000,000	1,086,869
Series A
5.00%, due 10/1/45	1,875,000	2,224,417

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (a)	$ 4,000,000	$ 4,221,835
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (a)
Series B
5.00%, due 3/1/37	3,280,000	3,721,943
Series B
5.00%, due 3/1/42	3,435,000	3,857,259
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (a)	1,500,000	1,700,624
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51	1,000,000	1,039,984
Arizona Industrial Development Authority, Basis Schools Project, Revenue Bonds
Series A
5.375%, due 7/1/50 (a)	1,500,000	1,684,263
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (a)
6.00%, due 7/1/37	3,035,000	3,725,161
6.00%, due 7/1/47	6,935,000	8,369,331
City of Phoenix, Basis Schools Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/35	1,700,000	1,875,297
Series A
5.00%, due 7/1/45	1,000,000	1,087,805
Series A
5.00%, due 7/1/46	4,120,000	4,480,068
	Principal Amount	Value

Arizona (continued)
City of Phoenix, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	$ 1,000,000	$ 1,158,636
Series A
5.00%, due 7/1/59	2,200,000	2,505,990
City of Phoenix, Villa Montessori, Inc. Project, Revenue Bonds
5.00%, due 7/1/45	1,150,000	1,250,871
City of Phoenix, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	895,000	895,940
City of Phoenix, Great Hearts Academies Project, Revenue Bonds
6.40%, due 7/1/47	1,000,000	1,009,725
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
6.00%, due 7/1/43	2,450,000	2,660,274
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,500,000	9,495,755
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,815,000	1,871,859
Industrial Development Authority of the County of Pima (The), American Leadership AC, Revenue Bonds
5.625%, due 6/15/45 (a)	3,985,000	4,340,139
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	3,000,000	3,281,649

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A
3.60%, due 2/1/40	$ 14,400,000	$ 15,939,426
Series B
3.60%, due 4/1/40	9,000,000	9,959,164
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC Project, Green Bond, Revenue Bonds
7.25%, due 10/1/33 (a)(b)	5,145,000	5,701,653
		117,109,061
Arkansas 0.7%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	6,725,000	7,519,934
Series C
5.00%, due 2/1/33	1,425,000	1,584,752
Series C
5.00%, due 2/1/35	1,170,000	1,297,700
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	727,149
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds
4.50%, due 9/1/49 (a)(b)	12,250,000	13,397,517
Arkansas Development Finance Authority, Big River Steel Project, Green Bond, Revenue Bonds
Series A
4.75%, due 9/1/49 (a)(b)	46,500,000	52,022,517
		76,549,569
California 8.3%
Alameda Corridor Transportation Authority, Revenue Bonds, Senior Lien
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	3,440,000	2,577,476
	Principal Amount	Value

California (continued)
Antelope Valley Healthcare District, Antelope Valley Healthcare District Obligated Group, Revenue Bonds
Series A
5.00%, due 3/1/46	$ 1,095,000	$ 1,107,940
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	1,229,575
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	1,158,817
California Community Housing Agency, Essential Housing, Revenue Bonds
Series A
4.00%, due 2/1/56 (a)	5,000,000	5,337,619
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien (a)
Series A1
4.00%, due 2/1/56	14,000,000	15,552,313
Series A-1
4.00%, due 2/1/56	3,500,000	3,874,862
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (a)	9,345,000	10,710,468
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A
5.00%, due 1/1/55 (a)	3,325,000	3,796,728
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds
Series A, Insured: AGM
3.25%, due 12/31/32 (b)	5,965,000	6,510,460
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (b)	21,275,000	24,532,115
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	$ 1,000,000	$ 1,156,021
5.00%, due 8/1/48	2,675,000	2,941,885
California Municipal Finance Authority, LINX APM Project, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 12/31/43	36,000,000	43,520,616
Series B
5.00%, due 6/1/48	3,000,000	3,602,018
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (a)	2,665,000	2,921,870
California Municipal Finance Authority, Northbay Healthcare Group, Revenue Bonds
Series A
5.00%, due 11/1/47	5,515,000	6,166,549
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/48	20,000,000	23,608,062
5.00%, due 5/15/51	20,000,000	23,562,776
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (a)	2,000,000	2,195,207
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	1,525,000	1,560,041
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A
5.375%, due 11/1/40	3,000,000	3,380,604
Series A
5.50%, due 11/1/45	6,000,000	6,743,972
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds
6.50%, due 11/1/41	$ 1,000,000	$ 1,024,597
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (a)	5,515,000	6,315,923
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
7.50%, due 7/1/36 (a)	9,500,000	10,440,832
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (a)	3,000,000	3,358,242
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	1,800,000	2,145,883
California School Finance Authority, Teach Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 6/1/58 (a)	2,000,000	2,150,458
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021 A
4.00%, due 9/2/41 (c)	2,000,000	2,210,739
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	2,185,000	2,456,983
5.00%, due 1/1/43	7,500,000	8,876,657
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/36	2,250,000	2,488,227

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a) (continued)
Series A
5.00%, due 6/1/46	$ 2,000,000	$ 2,177,131
Series A
5.00%, due 6/1/51	1,250,000	1,413,716
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A
5.00%, due 12/1/41 (a)	1,700,000	1,918,340
Series A
5.00%, due 12/1/46 (a)	4,545,000	5,099,055
Series A
5.25%, due 12/1/56 (a)	20,000,000	22,543,812
Series A
5.50%, due 12/1/54	3,800,000	4,258,006
Series A
5.50%, due 12/1/58 (a)	24,275,000	28,778,233
California Statewide Communities Development Authority, Redlands Community Hospital, Revenue Bonds
5.00%, due 10/1/46	1,560,000	1,787,583
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	2,334,308
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	735,995
5.875%, due 11/1/43	435,000	468,937
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43	3,535,000	3,901,805
Series A
7.50%, due 11/1/41	1,000,000	1,035,907
	Principal Amount	Value

California (continued)
California Statewide Financing Authority, Tobacco Settlement Asset Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (a)	$ 128,700,000	$ 12,334,106
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	925,000	904,408
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,085,000	1,000,969
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series C
4.00%, due 5/15/50 (b)	29,845,000	34,592,325
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds
7.50%, due 12/1/41	6,150,000	6,357,339
CSCDA Community Improvement Authority, Jefferson Anaheim, Revenue Bonds
3.125%, due 8/1/56 (a)	2,500,000	2,410,188
CSCDA Community Improvement Authority, Revenue Bonds (a)
Series A
4.00%, due 8/1/56	6,500,000	6,989,518
Series A
5.00%, due 7/1/51	16,000,000	18,553,418
CSCDA Community Improvement Authority, Ocennaire Long Beach, Revenue Bonds
4.00%, due 9/1/56 (a)	3,000,000	3,229,841
Davis Redevelopment Successor Agency, Davis Redevelopment Project, Tax Allocation
Series A
7.00%, due 12/1/36	1,375,000	1,429,112
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/35	1,665,000	1,733,805
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/38	10,000,000	4,092,405
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Fontana Unified School District, Unlimited General Obligation (continued)
Series C
(zero coupon), due 8/1/39	$ 17,900,000	$ 6,894,142
Series C
(zero coupon), due 8/1/43	16,000,000	4,855,611
Series C
(zero coupon), due 8/1/44	8,000,000	2,294,004
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2
3.50%, due 1/15/53 (d)	13,715,000	15,331,150
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	5,248,000	6,124,245
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	9,015,000	10,605,704
Series A
4.00%, due 1/15/46	45,653,000	53,708,508
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G
(zero coupon), due 8/1/41	10,000,000	2,525,114
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B
(zero coupon), due 6/1/47 (e)	625,000,000	138,605,125
Series A-1
3.50%, due 6/1/36	7,570,000	7,705,417
Series A-1
5.00%, due 6/1/47	20,385,000	21,062,844
Series A-2
5.00%, due 6/1/47	33,460,000	34,572,615
Series A-1
5.25%, due 6/1/47	4,000,000	4,144,906
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-2
5.30%, due 6/1/37 (d)	20,365,000	21,135,740
	Principal Amount	Value

California (continued)
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/61	$ 60,000,000	$ 68,768,826
Independent Cities Finance Authority, Sales Tax, Revenue Bonds
Insured: AGM
4.00%, due 6/1/51 (a)	1,250,000	1,408,726
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	275,450,000	22,914,438
Mendocino-Lake Community College District, Capital Appreciation, Election of 2006, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/39	8,400,000	2,230,397
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series A
5.75%, due 6/1/48	1,480,000	1,614,081
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	561,630
Series B, Insured: AGM
(zero coupon), due 8/1/47	1,000,000	476,091
San Francisco City & County Redevelopment Agency, Community Facilities District No. 6 Bay Public, Special Tax
Series C
(zero coupon), due 8/1/37	5,015,000	2,099,056
Series C
(zero coupon), due 8/1/38	2,000,000	782,853
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/15/50	18,150,000	20,241,597

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	$ 16,500,000	$ 18,496,426
Series B
5.25%, due 1/15/49	4,220,000	4,720,668
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	25,000,000	10,510,585
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	2,465,000	2,724,027
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	9,080,000	5,338,841
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	16,260,000	2,604,182
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	19,000,000	3,634,012
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/53	20,000,000	2,405,266
		910,393,624
Colorado 2.4%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	2,447,832
	Principal Amount	Value

Colorado (continued)
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	$ 2,500,000	$ 2,633,415
Arista Metropolitan District, Limited General Obligation
Series A
5.125%, due 12/1/48	3,500,000	3,765,732
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/43	14,675,000	17,023,784
Belleview Station Metropolitan District No. 2, Limited General Obligation
5.125%, due 12/1/46	2,375,000	2,467,813
Broadway Park North Metropolitan District No. 2, Limited General Obligation (a)
5.00%, due 12/1/40	1,000,000	1,104,682
5.00%, due 12/1/49	1,000,000	1,096,544
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	3,267,985
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A
5.375%, due 12/1/33	1,500,000	1,628,343
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	1,081,520
City & County of Denver, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (b)	7,100,000	7,585,781
City of Fruita CO, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (a)	10,000,000	10,853,983
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
3.25%, due 8/1/49	$ 12,000,000	$ 12,731,550
Series A-1
4.00%, due 8/1/44	20,195,000	22,879,424
Series A-2
4.00%, due 8/1/49	5,905,000	6,664,505
Series A-2
5.00%, due 8/1/44	12,000,000	14,788,700
Colorado Health Facilities Authority, Covenant Living Communities and Services Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,897,209
Series A
5.00%, due 12/1/48	7,500,000	8,597,099
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds
Series A
5.25%, due 5/15/47	2,000,000	2,314,587
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	4,175,000	4,475,943
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	4,250,000	4,516,667
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	2,115,393
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,626,451
Dominion Water & Sanitation District, Revenue Bonds
5.75%, due 12/1/36	9,935,000	10,367,976
6.00%, due 12/1/46	967,000	1,009,024
	Principal Amount	Value

Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/22	$ 5,000,000	$ 4,978,089
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	236,293
Series B, Insured: NATL-RE
(zero coupon), due 9/1/26	4,540,000	4,304,169
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,972,624
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	427,739
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,315,064
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	1,170,000	618,200
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	245,354
Series A
(zero coupon), due 9/1/40	5,250,000	3,298,994
Series A
(zero coupon), due 9/1/41	3,925,000	2,381,024
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (b)	2,435,000	2,794,458
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	1,500,000	1,648,683
Great Western Metropolitan District, Limited General Obligation
4.75%, due 12/1/50	1,500,000	1,591,057
Green Valley Ranch East Metropolitan District No. 6, Limited General Obligation
Series A
5.875%, due 12/1/50	1,325,000	1,463,445
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series B
5.75%, due 12/15/50	4,615,000	4,950,473
Jones District Community Authority Board, Revenue Bonds
(zero coupon), due 12/1/50 (d)	5,050,000	4,376,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A
5.625%, due 12/1/50 (a)	$ 1,485,000	$ 1,627,947
Mayfield Metropolitan District, Limited General Obligation
Series A
5.75%, due 12/1/50	1,190,000	1,319,671
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/49	1,250,000	1,348,890
Nine Mile Metropolitan District, Revenue Bonds
5.125%, due 12/1/40	1,505,000	1,678,147
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	2,000,000	2,219,586
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/39	4,055,000	4,854,716
Series A, Insured: AGM
4.00%, due 12/1/46	21,450,000	25,311,425
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	4,604,072
Raindance Metropolitan District No. 1 Non-Potable Water System, Revenue Bonds
5.25%, due 12/1/50	1,500,000	1,635,938
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,688,530
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	2,181,200
	Principal Amount	Value

Colorado (continued)
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported And Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	$ 1,250,000	$ 1,390,517
Series A, Insured: MUN GOVT GTD
5.00%, due 12/1/47	3,500,000	3,715,071
Village Metropolitan District (The), Special Revenue And Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	832,758
Village Metropolitan District (The), Limited General Obligation
5.00%, due 12/1/49	1,000,000	1,102,097
Villages at Castle Rock Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation
Series 2
(zero coupon), due 12/1/37	44,000,000	14,631,703
		263,686,506
Connecticut 0.5%
City of Hartford CT, Unlimited General Obligation
Series B, Insured: State Guaranteed
5.00%, due 4/1/26	60,000	65,153
Series B, Insured: State Guaranteed
5.00%, due 4/1/27	500,000	541,907
Series B, Insured: State Guaranteed
5.00%, due 4/1/30	640,000	691,200
Series B, Insured: State Guaranteed
5.00%, due 4/1/33	100,000	107,857
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds (a)
Series B-1
3.25%, due 1/1/27	750,000	765,204
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds (a) (continued)
Series A
5.00%, due 1/1/30	$ 500,000	$ 568,287
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	5,850,000	6,378,398
Series N
4.00%, due 7/1/49	7,750,000	8,319,816
Series N
5.00%, due 7/1/31	575,000	696,802
Series N
5.00%, due 7/1/32	575,000	693,996
Series N
5.00%, due 7/1/33	475,000	571,369
Series N
5.00%, due 7/1/34	700,000	838,434
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (a)
Series A-1
4.50%, due 10/1/34	2,350,000	2,452,191
Series A-1
5.00%, due 10/1/39	1,000,000	1,064,193
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	3,695,000	4,195,513
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (a)	1,750,000	1,956,957
	Principal Amount	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (a)	$ 1,500,000	$ 1,646,568
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds
Series B
3.25%, due 11/15/35 (b)	9,020,000	9,185,695
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,479,126
State of Connecticut, Unlimited General Obligation
Series C
5.00%, due 6/15/28	5,000,000	6,445,271
Series E
5.00%, due 9/15/37	2,250,000	2,819,436
		51,483,373
Delaware 0.4%
County of Kent DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,050,000	1,187,353
Series A
5.00%, due 7/1/48	2,735,000	3,057,563
Series A
5.00%, due 7/1/53	4,340,000	4,838,005
Series A
5.00%, due 7/1/58	6,950,000	7,725,392
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,538,101
4.375%, due 6/1/48	9,650,000	10,856,331
5.00%, due 6/1/37	1,000,000	1,208,800
5.00%, due 6/1/43	5,000,000	5,968,194

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Delaware (continued)
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds
5.00%, due 7/1/32	$ 3,855,000	$ 4,242,726
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/40	7,000,000	8,895,843
		50,518,308
District of Columbia 2.0%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	85,000,000	18,121,507
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	1,375,000	1,527,638
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,539,772
5.00%, due 10/1/45	5,355,000	5,452,448
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,591,191
District of Columbia, District of Columbia International School Obligated Group, Revenue Bonds
5.00%, due 7/1/49	1,670,000	1,928,637
5.00%, due 7/1/54	1,905,000	2,194,812
District of Columbia, Two Rivers Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/55	4,200,000	4,855,049
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	1,015,000	1,015,928
	Principal Amount	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	$ 5,005,000	$ 3,160,976
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/44	23,780,000	27,283,346
Series B
4.00%, due 10/1/49	10,435,000	11,902,658
Series B, Insured: AGM
4.00%, due 10/1/53	17,500,000	20,086,481
Series B
4.00%, due 10/1/53	68,280,000	77,525,529
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds
Series A
5.00%, due 10/1/53	40,000,000	41,481,748
		219,667,720
Florida 2.7%
Capital Trust Agency, Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	16,000,000	1,510,094
Series A
5.00%, due 1/1/55 (a)	10,780,000	12,033,613
Capital Trust Agency, Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (a)	2,000,000	2,238,574
Celebration Pointe Community Development District, Special Assessment
5.125%, due 5/1/45	2,630,000	2,754,194
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds
Series B-2
3.00%, due 11/15/23	3,500,000	3,501,625
Series B-1
3.25%, due 11/15/24	2,155,000	2,156,301
Series A
5.00%, due 11/15/48	3,000,000	3,355,576
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds (continued)
Series B
5.625%, due 11/15/43	$ 1,500,000	$ 1,605,469
City of Fort Myers FL, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,500,000	12,086,270
City of Orlando FL, Tourist Development Tax, Unrefunded, Revenue Bonds
Series C, Insured: AGC
5.50%, due 11/1/38	325,000	325,852
City of Tallahassee FL, Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/55	7,500,000	8,396,335
Collier County Educational Facilities Authority, Ave Maria University, Inc. Project, Revenue Bonds
Series A
5.25%, due 6/1/28	2,250,000	2,413,099
Series A
6.125%, due 6/1/43	2,500,000	2,694,007
County of Osceola, Transportation, Revenue Bonds
Series A-1
4.00%, due 10/1/54	4,345,000	4,910,390
Series A-1
5.00%, due 10/1/44	4,730,000	5,851,847
Series A-1
5.00%, due 10/1/49	6,900,000	8,483,286
Epperson North Community Development District, Assessment Area
3.50%, due 5/1/41	1,000,000	1,010,949
Escambia County Health Facilities Authority, Baptist Health Care Corp., Revenue Bonds
Series A
4.00%, due 8/15/50	9,990,000	11,364,325
Series A, Insured: AGM
4.00%, due 8/15/50	4,510,000	5,188,564
	Principal Amount	Value

Florida (continued)
Florida Development Finance Corp., River City Science Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/45	$ 600,000	$ 647,515
Series A
4.00%, due 7/1/55	600,000	642,263
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (a)	4,605,000	4,966,947
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/50	6,500,000	7,375,826
Series A
5.00%, due 6/15/55	5,100,000	5,753,126
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	6,670,000	7,032,957
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,561,603
5.00%, due 3/1/49	1,630,000	1,849,417
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
4.00%, due 8/1/50	100,000,000	114,075,890
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds
Series A
5.75%, due 12/1/52 (a)	7,425,000	7,612,423
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds
Series FL
5.00%, due 11/15/45	3,500,000	4,079,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
5.00%, due 11/15/29	$ 1,825,000	$ 1,960,266
5.00%, due 11/15/39	2,230,000	2,458,921
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	1,500,000	1,720,808
Series C
5.00%, due 10/1/40	1,000,000	1,129,954
Series A
7.25%, due 10/1/40	2,500,000	2,572,847
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	500,000	505,331
3.50%, due 5/1/41	1,000,000	1,011,797
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	310,000	314,791
3.875%, due 5/1/41	1,000,000	1,017,435
4.125%, due 5/1/52	365,000	370,683
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	500,000	511,966
4.00%, due 5/1/51	1,080,000	1,119,658
North Sumter County Utility Dependent District, Central Sumter Utility, Revenue Bonds, Senior Lien
5.00%, due 10/1/49	2,750,000	3,399,565
5.00%, due 10/1/54	7,000,000	8,620,676
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (d)	4,000,000	4,901,957
	Principal Amount	Value

Florida (continued)
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (a)	$ 3,280,000	$ 3,759,797
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/49	1,750,000	1,903,328
Series A
5.00%, due 1/1/55	800,000	868,345
Seminole County Industrial Development Authority, Legacy Pointe at UCF Project, Revenue Bonds
5.25%, due 11/15/39	1,000,000	982,551
Series A
5.50%, due 11/15/49	1,000,000	976,078
5.75%, due 11/15/54	1,000,000	1,001,980
Shingle Creek at Bronson Community Development District, Special Assessment, Special Assessment
3.50%, due 6/15/41	1,000,000	1,017,055
Stillwater Community Development District, 2021 Project, Special Assessment (a)
3.00%, due 6/15/31	410,000	414,746
3.50%, due 6/15/41	1,000,000	1,019,646
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	1,040,000	1,057,472
V-Dana Community Development District, Assessment Area 1-2020 Project, Special Assessment
4.00%, due 5/1/51 (a)	1,200,000	1,254,552
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (a)	330,000	337,519
		293,688,028
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia 1.3%
Cedartown Polk County Hospital Authority, Polk Medical Center Project, Revenue Bonds
5.00%, due 7/1/39	$ 8,100,000	$ 9,299,817
Development Authority of Cobb County (The), Kennesaw State University Real Estate Foundations Project, Revenue Bonds
Series C
5.00%, due 7/15/38	2,390,000	2,631,597
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
Series A
5.00%, due 7/1/36	4,000,000	4,298,570
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	1,500,000	1,464,685
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier (a)
3.625%, due 1/1/31	1,750,000	1,876,965
5.00%, due 1/1/36	1,710,000	2,000,508
5.00%, due 1/1/54	4,000,000	4,552,051
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
4.00%, due 1/1/54	5,000,000	5,686,960
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,800,000	7,732,640
Series A
5.00%, due 5/15/38	3,500,000	4,954,329
Series A
5.00%, due 5/15/49	18,750,000	27,839,284
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	35,610,000	39,684,240
	Principal Amount	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds (continued)
Series A
5.00%, due 1/1/56	$ 6,000,000	$ 7,151,728
Series A
5.00%, due 1/1/63	3,000,000	3,555,424
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
4.00%, due 1/1/49	8,700,000	9,824,418
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds
5.00%, due 10/1/45	6,000,000	6,602,342
		139,155,558
Guam 0.8%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C
6.375%, due 10/1/43 (b)	3,000,000	3,224,789
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	1,190,000	1,263,209
Series A
5.00%, due 2/1/40	5,125,000	5,562,402
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	9,020,000	10,470,947
5.00%, due 1/1/46	4,200,000	4,742,092
5.50%, due 7/1/43	13,565,000	15,075,097
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	5,200,000	6,121,268
Territory of Guam, Revenue Bonds
Series D
5.00%, due 11/15/29	1,455,000	1,658,436

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Revenue Bonds (continued)
Series D
5.00%, due 11/15/39	$ 26,250,000	$ 29,420,438
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series A
5.125%, due 1/1/42	3,420,000	3,518,811
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds
Series A
6.50%, due 11/1/40	3,990,000	3,990,000
		85,047,489
Hawaii 0.4%
Kauai County Community Facilities District, Community Facilities District No. 2008-1, Special Tax
5.00%, due 5/15/44	1,775,000	2,063,547
5.00%, due 5/15/49	2,750,000	3,175,235
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
3.50%, due 10/1/49	25,875,000	27,024,134
Series B
4.00%, due 3/1/37 (b)	4,200,000	4,666,026
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (a)	1,500,000	1,528,379
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,269,126
Series A
6.875%, due 7/1/43	4,640,000	5,033,106
		45,759,553
Idaho 0.0% ‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	1,000,000	1,113,706
	Principal Amount	Value

Illinois 10.4%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/37	$ 1,260,000	$ 1,288,808
Series A
5.00%, due 12/1/42	7,500,000	7,594,426
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,425,000	4,824,683
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	13,300,000	10,676,451
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	1,095,000	849,544
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	131,893
Chicago Board of Education, Unlimited General Obligation
Series A
5.00%, due 12/1/29	9,000,000	11,191,121
Series B
5.00%, due 12/1/32	1,250,000	1,537,225
Series A
5.00%, due 12/1/32	2,875,000	3,588,773
Series B
5.00%, due 12/1/33	2,050,000	2,152,260
Series B
5.00%, due 12/1/33	1,400,000	1,715,127
Series G
5.00%, due 12/1/34	5,000,000	5,921,744
Series A
5.00%, due 12/1/34	2,000,000	2,480,230
Series A
5.00%, due 12/1/35	4,200,000	5,202,089
Series H
5.00%, due 12/1/36	4,730,000	5,577,446
Series A
5.00%, due 12/1/36	2,000,000	2,473,138
Series B
5.00%, due 12/1/36	1,400,000	1,731,197
Series A
5.00%, due 12/1/37	10,950,000	13,498,822
Series A
5.00%, due 12/1/38	5,000,000	6,144,524
Series A
5.00%, due 12/1/39	7,650,000	9,386,381
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A
5.00%, due 12/1/40	$ 5,240,000	$ 6,424,323
Series A
5.00%, due 12/1/41	1,805,000	1,836,580
Series A
5.00%, due 12/1/41	5,350,000	6,538,645
Series A
5.00%, due 12/1/42	21,065,000	21,977,652
Series H
5.00%, due 12/1/46	7,000,000	8,067,974
Series D
5.00%, due 12/1/46	6,500,000	7,610,870
Series C
5.25%, due 12/1/39	1,405,000	1,553,143
Series A
5.25%, due 12/1/41	5,295,000	5,395,359
Series A
5.50%, due 12/1/39	6,995,000	7,140,820
Series B
6.50%, due 12/1/46	1,900,000	2,314,341
Series A
7.00%, due 12/1/44	11,375,000	13,727,372
Chicago Board of Education, Revenue Bonds
5.00%, due 4/1/46	5,000,000	5,810,076
6.00%, due 4/1/46	35,000,000	42,072,642
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,689,116
Series B
7.00%, due 12/1/42 (a)	10,000,000	12,936,630
Series A
7.00%, due 12/1/46 (a)	4,000,000	5,130,197
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,924,414
5.00%, due 4/1/36	1,270,000	1,509,261
5.00%, due 4/1/37	435,000	514,953
5.00%, due 4/1/42	3,500,000	4,098,326
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, School Reform Board, Unlimited General Obligation
Series A, Insured: AGC-ICC FGIC
5.50%, due 12/1/26	$ 19,400,000	$ 23,039,285
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/38 (b)	1,500,000	1,784,112
Chicago O'Hare International Airport, Trips Obligated Group, Revenue Bonds
5.00%, due 7/1/48 (b)	5,000,000	5,907,543
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds, Second Lien
5.00%, due 12/1/46	9,000,000	10,800,284
City of Chicago IL, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	300,000	212,710
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	15,200,000	15,864,508
City of Chicago IL, Taxable Project, Unlimited General Obligation
Series A
4.625%, due 1/1/32	145,000	145,256
Series A
5.00%, due 1/1/35	13,020,000	14,062,691
Series A
5.00%, due 1/1/36	3,250,000	3,506,537
Series A
5.25%, due 1/1/35	6,000,000	6,013,580
Series B
5.50%, due 1/1/31	2,360,000	2,670,856
Series D
5.50%, due 1/1/37	3,500,000	3,921,896
Series D
5.50%, due 1/1/40	1,245,000	1,389,941
Series A
5.75%, due 1/1/34	3,850,000	4,636,275
City of Chicago IL, Unlimited General Obligation
Series C
5.00%, due 1/1/38	2,410,000	2,718,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Unlimited General Obligation (continued)
Series A
5.00%, due 1/1/39	$ 6,000,000	$ 7,147,547
Series A
5.00%, due 1/1/40	4,200,000	4,993,657
Series A
5.00%, due 1/1/44	6,500,000	7,660,951
Series A
5.50%, due 1/1/49	18,650,000	22,501,167
Series A
6.00%, due 1/1/38	40,020,000	48,566,531
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/39	240,000	266,519
City of Chicago IL, Project, Unlimited General Obligation
Series A
5.00%, due 1/1/40	3,700,000	3,707,156
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	13,280,000	15,054,192
4.00%, due 10/1/55	6,950,000	7,846,959
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	2,900,000	3,208,154
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,967,674
6.25%, due 9/1/39	150,000	162,374
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (f)(g)
5.00%, due 2/15/37	7,675,000	5,613,672
5.125%, due 2/15/45	6,015,000	4,410,421
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/37	10,000,000	11,128,355
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	$ 1,265,000	$ 1,382,926
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/47	6,500,000	7,223,117
Series A
5.00%, due 2/15/50	1,835,000	2,035,819
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	1,155,000	1,269,517
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	3,000,000	3,351,089
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
5.00%, due 8/1/49	1,300,000	1,498,134
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	2,004,097
Series A
6.125%, due 4/1/58 (a)	6,500,000	7,770,649
Illinois Finance Authority, Charter School Project, Revenue Bonds
7.125%, due 10/1/41	1,500,000	1,525,460
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 12/15/31	5,000,000	3,911,535
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	18,945,000	14,350,557
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	26,320,000	19,618,952
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	12,600,000	9,229,651
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	$ 46,915,000	$ 33,811,401
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	33,845,000	22,215,147
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	16,000,000	10,294,581
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	65,600,000	41,444,971
Series B
(zero coupon), due 12/15/50	35,930,000	13,523,912
Series B, Insured: AGM
(zero coupon), due 12/15/50	10,000,000	4,180,499
Series B
(zero coupon), due 12/15/51	56,600,000	20,548,505
Series B
(zero coupon), due 12/15/54	57,560,000	18,735,107
(zero coupon), due 12/15/56	30,150,000	9,135,444
Series B, Insured: AGM
(zero coupon), due 12/15/56	36,795,000	12,648,381
Series A
4.00%, due 6/15/50	22,800,000	25,604,234
Series B, Insured: State Appropriations
4.25%, due 6/15/42	1,660,000	1,703,724
Series A
5.00%, due 6/15/42	7,150,000	7,418,012
Series A, Insured: BAM
5.00%, due 6/15/42	395,000	413,121
5.00%, due 6/15/42	1,000,000	1,237,503
Series A
5.00%, due 12/15/45	750,000	906,791
5.00%, due 6/15/50	18,000,000	21,653,267
Series A
5.00%, due 6/15/57	2,000,000	2,356,370
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: AGM
(zero coupon), due 6/15/44	80,320,000	41,937,168
Insured: AGM
(zero coupon), due 6/15/45	8,000,000	4,003,426
	Principal Amount	Value

Illinois (continued)
Northern Illinois University, Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
4.00%, due 4/1/37	$ 1,300,000	$ 1,512,631
Series B, Insured: BAM
4.00%, due 4/1/39	1,300,000	1,505,584
Series B, Insured: BAM
4.00%, due 4/1/41	1,350,000	1,558,661
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/44	5,000,000	5,662,215
Series A
4.00%, due 1/1/49	14,000,000	15,704,350
State of Illinois, Unlimited General Obligation
Series D
3.25%, due 11/1/26	5,540,000	6,098,424
Insured: BAM
4.00%, due 6/1/41	25,955,000	28,030,621
Series C
4.00%, due 10/1/41	7,900,000	8,965,761
Series C
4.00%, due 10/1/42	9,000,000	10,187,147
Series C
4.25%, due 10/1/45	24,000,000	27,298,603
Series A
4.50%, due 12/1/41	6,775,000	7,622,838
Series D
5.00%, due 11/1/21	5,000,000	5,112,105
Series A
5.00%, due 12/1/25	3,270,000	3,864,584
Series D
5.00%, due 11/1/26	4,245,000	5,064,936
Series D
5.00%, due 11/1/27	11,000,000	13,342,659
Series A
5.00%, due 12/1/27	2,315,000	2,838,490
Series B
5.00%, due 12/1/27	9,365,000	11,482,702
5.00%, due 2/1/28	2,700,000	3,231,123
Series C
5.00%, due 11/1/29	14,635,000	17,442,723
Series A
5.00%, due 1/1/31	8,110,000	8,341,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A
5.00%, due 12/1/31	$ 2,985,000	$ 3,561,956
Series A
5.00%, due 12/1/39	2,400,000	2,815,181
Series A
5.00%, due 5/1/40	2,000,000	2,364,771
5.50%, due 7/1/38	3,000,000	3,255,857
5.75%, due 5/1/45	17,420,000	22,362,037
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	20,000,000	22,456,214
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/48	15,305,000	18,164,624
Village of Bridgeview IL, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	95,122
Series A
5.50%, due 12/1/43	1,545,000	1,544,893
Series A
5.50%, due 12/1/43	1,260,000	1,261,185
Series A
5.625%, due 12/1/41	4,190,000	4,226,970
Series A
5.75%, due 12/1/35	2,705,000	2,743,844
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/26	200,000	200,264
Village of Oak Lawn IL, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	400,714
Insured: NATL-RE
4.45%, due 12/1/28	430,000	430,744
Insured: NATL-RE
4.50%, due 12/1/30	475,000	475,818
	Principal Amount	Value

Illinois (continued)
Village of Oak Lawn IL, Corporate Purpose, Unlimited General Obligation (continued)
Insured: NATL-RE
4.50%, due 12/1/32	$ 520,000	$ 520,784
Insured: NATL-RE
4.50%, due 12/1/34	575,000	575,880
Village of Riverdale IL, Unlimited General Obligation
8.00%, due 10/1/36	1,750,000	1,778,164
Village of Romeoville IL, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/41	1,000,000	1,047,294
Series B
4.125%, due 10/1/46	2,100,000	2,189,658
Series B
5.00%, due 10/1/36	1,000,000	1,096,199
Series B
5.00%, due 10/1/39	1,275,000	1,391,856
		1,146,918,564
Indiana 0.3%
City of Valparaiso IN, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (b)	5,500,000	6,189,994
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29	1,170,000	1,284,905
5.25%, due 2/1/34	750,000	818,289
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
4.125%, due 12/1/26	3,000,000	3,266,853
Series A
6.75%, due 5/1/39 (b)	1,250,000	1,561,917
Indiana Finance Authority, Marquette Project, Revenue Bonds
5.00%, due 3/1/39	5,505,000	5,723,632
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,276,588
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	$ 5,000,000	$ 5,592,626
Series A
5.00%, due 11/15/53	4,400,000	4,911,474
Indiana Finance Authority, King's Daughters Hospital & Healthcare (The), Revenue Bonds
5.50%, due 8/15/40	4,835,000	4,844,359
5.50%, due 8/15/45	210,000	210,405
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds
6.375%, due 9/15/41	670,000	685,165
		37,366,207
Iowa 0.7%
City of Coralville IA, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	7,365,000	7,370,573
City of Coralville IA, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	2,930,000	3,015,139
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds
3.125%, due 12/1/22	4,005,000	4,085,751
5.25%, due 12/1/25	7,500,000	8,221,700
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds
Series A-1
4.00%, due 5/15/55	3,750,000	4,077,546
Iowa Finance Authority, Northcrest, Inc. Project, Revenue Bonds
Series A
5.00%, due 3/1/48	1,500,000	1,607,507
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	3,000,000	3,378,948
4.00%, due 10/1/50	11,000,000	12,341,560
	Principal Amount	Value

Iowa (continued)
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2
(zero coupon), due 6/1/65	$ 90,000,000	$ 15,757,371
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C
5.375%, due 6/1/38	6,145,000	6,146,807
Series C
5.625%, due 6/1/46	6,730,000	6,732,072
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,484,035
5.00%, due 12/1/41	3,000,000	3,453,102
		79,672,111
Kansas 0.2%
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (a)	59,995,000	18,903,063
Kentucky 0.8%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,730,000	4,923,457
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,855,000	4,386,812
City of Glasgow KY, TJ Samson Community Hospital Obligated Group, Revenue Bonds
Series 2011
6.45%, due 2/1/41	1,000,000	1,010,318
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds
Series A
5.00%, due 7/1/32	6,450,000	7,296,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	$ 4,425,000	$ 4,969,151
Series A
5.00%, due 6/1/45	9,725,000	10,831,309
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1
5.00%, due 8/1/44	5,000,000	6,161,958
Series A-2
5.00%, due 8/1/44	6,000,000	7,394,350
Series A-2
5.00%, due 8/1/49	6,300,000	7,687,029
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	21,445,000	23,669,057
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds
Series A
4.00%, due 10/1/34	5,575,000	6,207,061
		84,536,866
Louisiana 0.2%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	3,675,000	3,990,474
City of New Orleans LA, Water System, Revenue Bonds
5.00%, due 12/1/44	5,500,000	6,390,736
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	5,000,000	5,705,991
	Principal Amount	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Belle Chasse Academy, Inc., Revenue Bonds
6.50%, due 5/1/31	$ 3,700,000	$ 3,700,000
		19,787,201
Maine 0.1%
City of Portland ME, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,400,000	1,587,206
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
5.00%, due 7/1/33	3,825,000	4,021,919
5.00%, due 7/1/43	2,590,000	2,703,894
		8,313,019
Maryland 0.3%
County of Baltimore, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	1,750,000	1,947,212
4.00%, due 1/1/50	2,500,000	2,772,368
County of Frederick, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	1,410,000	1,478,689
County of Frederick, Urbana Community Development Authority, Special Tax
Series C
4.00%, due 7/1/50	1,000,000	1,123,821
County of Frederick, Mount St Mary's University, Inc., Revenue Bonds (a)
Series A
5.00%, due 9/1/37	3,000,000	3,341,380
Series A
5.00%, due 9/1/45	500,000	548,143
Maryland Economic Development Corp., Port Convinfton Project, Tax Allocation
3.25%, due 9/1/30	1,250,000	1,375,591
4.00%, due 9/1/50	4,000,000	4,412,145
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
Series A
4.00%, due 6/1/51	$ 1,000,000	$ 1,119,437
4.00%, due 6/1/55	1,000,000	1,112,884
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	1,000,000	1,141,508
Series A
5.00%, due 7/1/48	3,000,000	3,388,345
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	4,525,592
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (a)
Series A
5.125%, due 7/1/37	1,260,000	1,384,201
Series A
5.375%, due 7/1/52	1,530,000	1,669,902
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	1,000,000	1,107,937
		32,449,155
Massachusetts 1.2%
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/44	17,750,000	20,013,164
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	3,000,000	3,340,542
5.125%, due 11/15/46	6,000,000	6,588,304
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (a)
Series G
5.00%, due 7/15/35	$ 270,000	$ 317,027
Series G
5.00%, due 7/15/36	235,000	275,062
Series G
5.00%, due 7/15/37	245,000	285,869
Series G
5.00%, due 7/15/46	1,100,000	1,265,442
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,503,073
5.00%, due 9/1/45	1,175,000	1,324,241
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	3,000,000	3,435,169
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,187,396
5.00%, due 10/1/48	8,000,000	8,722,378
5.00%, due 10/1/54	16,000,000	17,379,718
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	8,455,000	10,221,087
Series I
5.00%, due 7/1/46	2,000,000	2,371,714
Massachusetts Development Finance Agency, Boston Medical Center, Green Bond, Revenue Bonds
5.00%, due 7/1/44	1,000,000	1,128,373
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	21,405,000	23,028,514

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds
Series J2
5.00%, due 7/1/53	$ 6,785,000	$ 8,124,797
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds
Series A
5.50%, due 7/1/44	6,000,000	6,008,222
Massachusetts Development Finance Agency, North Hill Communities Inc., Revenue Bonds
Series A
6.50%, due 11/15/43 (a)	2,000,000	2,317,884
Massachusetts Educational Financing Authority, Revenue Bonds
Series B
3.00%, due 7/1/35 (b)	11,100,000	11,729,066
		131,567,042
Michigan 2.2%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,560,995
5.00%, due 2/15/47	3,000,000	3,210,077
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,051,600
5.125%, due 11/1/35	605,000	605,841
City of Detroit MI, Water Supply System, Revenue Bonds, Senior Lien
Series C
4.50%, due 7/1/27	165,000	166,154
Series A
5.00%, due 7/1/36	655,000	660,100
City of Detroit MI, Water Supply System, Revenue Bonds
Series Second LIEN B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,036
	Principal Amount	Value

Michigan (continued)
City of Detroit MI, Water Supply System, Revenue Bonds (continued)
Series A
5.25%, due 7/1/41	$ 10,840,000	$ 10,928,698
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC
4.60%, due 4/1/24	20,150	20,162
5.00%, due 4/1/27	850,000	1,005,080
5.00%, due 4/1/31	1,000,000	1,186,932
5.00%, due 4/1/33	1,200,000	1,415,868
5.00%, due 4/1/35	1,000,000	1,174,743
5.00%, due 4/1/37	1,100,000	1,285,825
5.00%, due 4/1/38	850,000	991,451
Insured: AMBAC
5.25%, due 4/1/22	58,125	58,228
Insured: AMBAC
5.25%, due 4/1/24	45,725	45,774
5.50%, due 4/1/45	1,100,000	1,365,311
5.50%, due 4/1/50	2,070,000	2,555,900
City of Detroit MI, Great Lakes Water Authority Water Supply System, Revenue Bonds, Senior Lien
Series C
5.00%, due 7/1/41	1,620,000	1,632,615
City of Detroit MI, Water and Sewage Disposable System, Revenue Bonds
Series A
5.25%, due 7/1/39	5,000,000	5,298,017
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	50,000,000	13,891,970
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 6/1/65	181,000,000	23,314,302
Series A
4.00%, due 6/1/49	7,000,000	7,978,624
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	$ 7,000,000	$ 7,992,191
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	1,000,000	1,136,810
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds, Senior Lien
Series C-1
5.00%, due 7/1/44	1,000,000	1,056,710
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,171,883
Series C
5.00%, due 7/1/35	2,000,000	2,340,185
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,060,802
5.00%, due 12/1/40	1,700,000	1,795,639
5.00%, due 12/1/45	4,700,000	4,943,452
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	1,550,000	1,664,900
5.25%, due 2/1/32	3,600,000	3,960,666
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	4,285,034
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	3,158,121
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	$ 1,025,000	$ 1,088,120
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	2,630,000	2,973,854
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (a)	2,060,000	1,815,239
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	1,993,231
7.00%, due 10/1/36	1,740,000	1,577,292
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	305,320
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds
5.00%, due 9/1/36	150,000	150,000
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	6,265,000	6,882,363
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (b)
5.00%, due 12/31/43	1,500,000	1,815,985
5.00%, due 6/30/48	18,000,000	21,659,024
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	291,930,000	36,203,932
Series B
(zero coupon), due 6/1/52	23,420,000	2,561,804
Series C
(zero coupon), due 6/1/58 (e)	978,750,000	49,545,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	$ 750,000	$ 793,259
		247,345,619
Minnesota 1.2%
City of Blaine MN, Crest View Senior Communities Project, Revenue Bonds
Series A
6.125%, due 7/1/45	2,100,000	1,987,376
City of Crookston MN, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	4,000,000	4,130,281
City of Forest Lake MN, Lakes International Language Academy Project, Revenue Bonds
Series A
5.375%, due 8/1/50	1,250,000	1,426,988
City of Ham Lake MN, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,500,000	3,844,550
City of Minneapolis MN, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (a)	4,085,000	4,492,353
City of Rochester MN, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	2,000,000	2,086,714
City of St Paul Minnesota, Healtheast Care System Project, Revenue Bonds
Series A
5.00%, due 11/15/29	1,745,000	2,098,064
Series A
5.00%, due 11/15/40	1,775,000	2,134,134
City of St Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds
Series A
5.75%, due 9/1/46	3,000,000	3,496,192
	Principal Amount	Value

Minnesota (continued)
City of St Paul Minnesota, Nova Classical Academy, Revenue Bonds
Series A
6.625%, due 9/1/42	$ 1,000,000	$ 1,021,162
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/48	8,550,000	10,141,331
Series A
5.00%, due 2/15/53	26,250,000	31,020,617
Series A
5.25%, due 2/15/58	50,655,000	60,791,587
Duluth Economic Development Authority, Cambia Hills of Bethel Project, Revenue Bonds
5.625%, due 12/1/55 (f)(g)	6,000,000	4,800,000
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds
Series A
5.00%, due 5/1/46	325,000	338,078
		133,809,427
Mississippi 0.0% ‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds
Series A
6.75%, due 10/1/36	1,250,000	1,269,124
Missouri 0.4%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	60,000	60,027
5.50%, due 6/1/29	3,510,000	3,511,059
City of Lees Summit MO, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (a)	3,045,000	3,030,990
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/50 (a)	$ 5,000,000	$ 5,353,607
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,100,000	1,100,635
6.00%, due 5/1/42	2,800,000	2,801,718
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,750,000	6,991,478
St Joseph Industrial Development Authority, Living Community of St Joseph, Revenue Bonds
Series A
4.50%, due 1/1/40	2,000,000	2,030,969
St Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	1,900,000	1,948,612
St Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	3,250,000	3,742,365
State of Missouri, Health & Educational Facilities Authority, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	3,523,764
Series A
4.00%, due 10/1/43	1,125,000	1,228,329
5.00%, due 11/1/40	2,000,000	2,365,507
Series A
5.00%, due 6/15/45	3,520,000	4,174,407
		41,863,467
	Principal Amount	Value

Montana 0.1%
Montana Facility Finance Authority, Montana Children's Home and Hospital, Revenue Bonds
Series A
4.00%, due 7/1/50	$ 10,000,000	$ 10,387,016
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	5,765,000	6,642,496
		17,029,512
Nevada 0.3%
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (a)	18,000,000	2,938,072
Series A
4.00%, due 6/1/43	2,500,000	2,633,627
City of Reno NV, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (a)	9,000,000	947,297
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
4.00%, due 7/1/39	4,710,000	5,216,933
Series B
4.00%, due 7/1/40	4,640,000	5,131,753
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	3,094,688
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A
5.00%, due 12/15/38	1,000,000	1,109,660
Series A
5.00%, due 12/15/48	3,465,000	3,789,553
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/34	2,000,000	2,357,737
5.00%, due 7/1/40	2,500,000	2,894,927
		30,114,247

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire 0.2%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA
(zero coupon), due 1/1/26	$ 1,975,000	$ 1,616,451
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/41	3,175,000	3,514,171
4.00%, due 1/1/51	4,600,000	5,039,465
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (a)	1,500,000	1,576,091
New Hampshire Health and Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds
5.00%, due 1/1/42	2,825,000	2,915,499
New Hampshire Health and Education Facilities Authority Act, Catholic Medical Center, Revenue Bonds
5.00%, due 7/1/44	3,000,000	3,493,873
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	1,800,000	2,033,083
		20,188,633
New Jersey 4.0%
City of Atlantic City NJ, Unlimited General Obligation
Insured: AGM
4.00%, due 11/1/26	805,000	842,321
Essex County Improvement Authority, New Jersey Institute of Technology, NIJIT Student Housing Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 8/1/51	1,500,000	1,774,490
Series A, Insured: BAM
4.00%, due 8/1/56	2,600,000	3,063,277
Series A, Insured: BAM
4.00%, due 8/1/60	2,250,000	2,630,536
	Principal Amount	Value

New Jersey (continued)
Essex County Improvement Authority, North Star Academy Charter School of New York Inc. Project, Revenue Bonds (a)
4.00%, due 7/15/60	$ 12,255,000	$ 13,345,363
Series A
4.00%, due 8/1/60	4,005,000	4,362,835
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds
Series A
4.00%, due 7/1/34	1,000,000	1,120,676
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/39	2,000,000	2,287,721
Series A
4.00%, due 11/1/44	11,500,000	12,994,665
Series A
5.00%, due 11/1/35	10,000,000	12,495,915
Series A
5.00%, due 11/1/36	3,500,000	4,356,450
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
4.00%, due 6/15/46	2,750,000	3,134,528
Series QQQ
4.00%, due 6/15/50	5,215,000	5,918,416
Series LLL
5.00%, due 6/15/44	1,000,000	1,220,392
Series LLL
5.00%, due 6/15/49	7,090,000	8,599,441
New Jersey Economic Development Authority, Revenue Bonds
Series A
5.00%, due 7/1/33	1,765,000	2,079,280
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	500,000	530,789
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds (continued)
Series A
5.00%, due 1/1/50	$ 3,100,000	$ 3,245,833
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	9,210,000	11,055,143
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/47 (b)	10,000,000	11,503,584
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	12,410,000	12,943,713
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,345,623
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,903,826
5.375%, due 1/1/43	2,000,000	2,240,171
New Jersey Economic Development Authority, UMM Energy Partners LLC, Revenue Bonds
Series A
5.125%, due 6/15/43 (b)	2,000,000	2,077,247
New Jersey Economic Development Authority, United Airlines, Inc., Revenue Bonds
5.25%, due 9/15/29	10,420,000	11,060,565
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (b)	$ 15,085,000	$ 16,930,701
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,247,310
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	2,190,000	2,301,469
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/46	3,750,000	4,297,412
New Jersey Health Care Facilities Financing Authority, St. Peter's University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,527,611
6.25%, due 7/1/35	2,725,000	2,742,330
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series 2020AA
4.00%, due 6/15/36	2,750,000	3,233,908
Series 2020AA
4.00%, due 6/15/38	8,750,000	10,193,761
Series 2020AA
4.00%, due 6/15/39	3,000,000	3,480,314
Series 2020AA
4.00%, due 6/15/45	6,000,000	6,846,429
Series 2020AA
4.00%, due 6/15/50	65,500,000	74,334,850
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series BB
4.00%, due 6/15/50	5,105,000	5,714,163
Series AAA
5.00%, due 6/15/50	10,705,000	13,206,309

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	$ 8,830,000	$ 10,146,971
South Jersey Port Corp., Marine Terminal, Revenue Bonds (b)
Series B
5.00%, due 1/1/42	16,550,000	19,275,740
Series B
5.00%, due 1/1/48	10,710,000	12,380,594
South Jersey Port Corp., Revenue Bonds
Series A
5.00%, due 1/1/49	12,455,000	14,738,572
South Jersey Transportation Authority, Revenue Bonds
Series A
4.00%, due 11/1/50	25,000,000	28,638,643
Series A
5.00%, due 11/1/39	500,000	558,153
Series A
5.00%, due 11/1/45	10,500,000	13,131,630
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	10,215,000	12,116,102
Series B
5.00%, due 6/1/46	38,700,000	45,348,114
		444,523,886
New Mexico 0.1%
City of Santa Fe NM, El Castillo Retirement Residences Project, Revenue Bonds
Series B-1
2.625%, due 5/15/25	1,000,000	1,003,226
New Mexico Hospital Equipment Loan Council, Improvement and Refunding, Gerald Champion, Revenue Bonds
Series 2012A
5.50%, due 7/1/42	7,250,000	7,600,046
		8,603,272
	Principal Amount	Value

New York 7.6%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A
5.00%, due 4/1/32	$ 1,500,000	$ 1,503,724
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	1,500,000	1,678,784
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (a)	1,225,000	1,357,991
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds
Series A
5.00%, due 12/1/51 (a)	2,125,000	2,401,307
City of New Rochelle NY, Iona College Project, Revenue Bonds
Series A
5.00%, due 7/1/40	3,455,000	3,839,814
City of Newburgh NY, Limited General Obligation
Series A
5.00%, due 6/15/21	750,000	753,196
Series A
5.00%, due 6/15/26	960,000	1,011,909
Series A
5.50%, due 6/15/31	750,000	794,727
County of Suffolk NY, Limited General Obligation
Series I
2.00%, due 7/22/21	29,000,000	29,113,787
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/51 (a)	7,000,000	8,323,323
Erie Tobacco Asset Securitization Corp., Revenue Bonds
Series B
(zero coupon), due 6/1/47	40,000,000	8,838,304
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	$ 6,000,000	$ 6,124,621
Series A
5.25%, due 7/1/56	1,000,000	1,060,348
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	3,605,000	3,830,893
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series E
4.00%, due 11/15/45	11,685,000	13,352,146
Series A-1
4.00%, due 11/15/46	21,945,000	24,899,232
Series D-2
4.00%, due 11/15/47	7,500,000	8,551,224
Series A-1
4.00%, due 11/15/48	15,000,000	17,185,695
Series A-1
4.00%, due 11/15/49	15,000,000	17,170,788
Series A-1
4.00%, due 11/15/50	68,500,000	78,331,524
Series A-1, Insured: AGM
4.00%, due 11/15/54	29,535,000	33,675,837
Series A-2
5.00%, due 11/15/27	3,400,000	4,150,254
Series B
5.00%, due 11/15/28	1,190,000	1,519,613
Series D
5.00%, due 11/15/45	26,000,000	32,332,240
Metropolitan Transportation Authority, Revenue Bonds
Series B-2A
5.00%, due 5/15/21	3,850,000	3,855,798
Series B-2
5.00%, due 5/15/21	6,300,000	6,309,487
Series D-1
5.00%, due 9/1/22	17,800,000	18,910,261
Series F
5.00%, due 11/15/22	17,150,000	18,383,627
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series A-1
5.00%, due 2/1/23	$ 10,000,000	$ 10,805,566
Series D
5.00%, due 11/15/27	2,305,000	2,813,628
Series F
5.00%, due 11/15/30	10,260,000	10,899,671
Series B
5.00%, due 11/15/40	15,000,000	17,033,322
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/40	3,000,000	3,292,942
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,400,000	8,023,278
Nassau County Tobacco Settlement Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	2,102,475
Series A-3
5.125%, due 6/1/46	13,155,000	13,401,377
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A
3.00%, due 3/1/49	13,050,000	13,357,050
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	4,558,550
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S
(zero coupon), due 6/1/38	2,500,000	911,612
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a)
5.00%, due 11/15/44	2,000,000	2,189,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a) (continued)
5.15%, due 11/15/34	$ 4,150,000	$ 4,638,579
5.375%, due 11/15/40	6,500,000	7,255,942
7.25%, due 11/15/44	10,500,000	11,667,829
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	3,250,000	3,681,451
Series A
4.00%, due 8/1/38	3,250,000	3,673,152
Series A
5.00%, due 8/1/32	3,935,000	4,844,117
Series A
5.00%, due 8/1/35	2,350,000	2,871,476
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	6,000,000	6,982,147
Series A
4.00%, due 7/1/53	2,800,000	3,250,530
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	1,183,400
5.00%, due 12/1/30	1,200,000	1,411,113
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/47	9,000,000	10,200,666
New York Transportation Development Corp., Delta Air Lines, Inc. - Laguardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	49,360,000	57,852,126
5.00%, due 10/1/35	11,000,000	14,047,691
5.00%, due 10/1/40	42,740,000	53,663,767
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (b)
5.00%, due 8/1/26	$ 10,200,000	$ 10,307,776
5.25%, due 8/1/31	5,030,000	6,294,779
5.375%, due 8/1/36	6,470,000	8,002,216
New York Transportation Development Corp., Laguardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.25%, due 1/1/50 (b)	35,110,000	39,742,940
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	3,956,210
Series A, Insured: AGM
3.00%, due 12/1/44	6,750,000	7,021,515
Orange County Funding Corp., Mount St Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,430,000	1,472,843
Port Authority of New York & New Jersey, Revenue Bonds (b)
4.00%, due 7/15/50	5,930,000	6,759,992
4.00%, due 7/15/55	12,895,000	14,618,991
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series 2013A
7.00%, due 8/1/43	1,500,000	1,639,487
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	1,929,424
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	843,538
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
6.00%, due 6/1/48	$ 1,125,000	$ 1,126,832
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series C
6.625%, due 6/1/44	13,000,000	13,384,569
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	985,757
Town of Oyster Bay, Limited General Obligation
Series A
2.00%, due 3/11/22	82,952,867	84,163,962
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	6,205,000	6,849,979
		834,973,934
North Carolina 0.7%
North Carolina Department of Transportation, I-77 Hot Lanes Project, Revenue Bonds
5.00%, due 6/30/54 (b)	10,000,000	11,000,267
North Carolina Medical Care Commission, United Methodist Retirement Homes, Revenue Bonds
Series A
5.00%, due 10/1/47	4,100,000	4,422,581
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	4,500,000	4,967,124
	Principal Amount	Value

North Carolina (continued)
North Carolina Medical Care Commission, Sharon Towers, Revenue Bonds
Series A
5.00%, due 7/1/49	$ 1,500,000	$ 1,661,024
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,800,000	2,974,172
5.00%, due 1/1/49	25,000,000	30,491,387
Insured: AGM
5.00%, due 1/1/49	5,000,000	6,282,106
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/54	10,000,000	11,388,078
		73,186,739
North Dakota 0.4%
County of Cass ND, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,500,000	11,422,376
County of Ward ND, Trinity Health Obligated Group, Revenue Bonds
Series C
5.00%, due 6/1/48	28,640,000	32,757,771
		44,180,147
Ohio 4.4%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	20,725,000	24,080,208
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2
4.00%, due 6/1/48	1,500,000	1,695,954
Series B-2
5.00%, due 6/1/55	186,775,000	209,968,272

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	$ 12,720,000	$ 14,659,056
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	5,205,000	5,833,352
Series A
5.00%, due 12/1/47	1,435,000	1,593,900
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (e)(f)(g)
Series A
7.00%, due 12/1/18	710,000	184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
County of Cuyahoga, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,597,408
5.00%, due 2/15/37	5,350,000	6,256,252
5.00%, due 2/15/52	7,000,000	8,025,915
5.00%, due 2/15/57	8,610,000	9,855,794
5.50%, due 2/15/57	33,730,000	39,657,747
County of Cuyahoga, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	1,550,000	1,826,268
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,116,777
5.00%, due 1/1/46	2,090,000	2,258,104
County of Hamilton OH, Christ Hospital Project, Revenue Bonds
5.50%, due 6/1/42	2,500,000	2,643,608
County of Lucas, Promedica Healthcare Obligated Group, Revenue Bonds
Series A
5.25%, due 11/15/48	53,350,000	61,630,283
	Principal Amount	Value

Ohio (continued)
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	$ 4,500,000	$ 5,221,387
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Revenue Bonds
Series A
3.25%, due 9/1/29	1,500,000	1,609,753
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (a)(b)	10,560,000	11,959,012
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	5,000,000	5,218,639
5.00%, due 11/1/44	750,000	857,263
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,937,371
5.00%, due 3/1/44	9,610,000	10,977,229
Ohio Higher Educational Facility Commission, Menorah Park Obligated Group, Revenue Bonds
5.25%, due 1/1/48	5,210,000	5,224,123
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	1,116,240
5.50%, due 12/1/53	1,215,000	1,371,983
Port of Greater Cincinnati Development Authority, Revenue Bonds
Series A
3.00%, due 5/1/23	4,400,000	4,406,984
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
4.00%, due 1/15/50	25,000,000	28,680,737
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Summit County Development Finance Authority, Cleveland-Flats East Development, Revenue Bonds
Series B
6.875%, due 5/15/40	$ 1,100,000	$ 1,103,688
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	1,400,000	1,514,890
Series A
5.00%, due 7/1/39	2,000,000	2,146,925
Series A
5.00%, due 7/1/46	9,790,000	10,448,827
		488,238,549
Oklahoma 0.4%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,430,284
5.00%, due 9/1/37	3,500,000	4,100,580
Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A
5.00%, due 8/1/47	20,110,000	14,680,300
Series A
5.25%, due 8/1/57	25,250,000	18,432,500
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,370,003
		41,013,667
Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	886,852
	Principal Amount	Value

Oregon (continued)
Medford Hospital Facilities Authority, Rogue Valley Manor, Revenue Bonds
Series 2013A
5.00%, due 10/1/42	$ 4,605,000	$ 4,884,507
Oregon State Facilities Authority, Prerefunded-Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	190,000	233,625
Oregon State Facilities Authority, Unrefunded-Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	2,810,000	3,243,234
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (a)	1,560,000	1,635,139
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds
Series A
5.00%, due 11/15/46	1,000,000	1,059,531
		11,942,888
Pennsylvania 3.4%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds
7.00%, due 11/1/40	1,000,000	1,033,349
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/44	16,500,000	18,254,465
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	3,100,000	3,355,383

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Industrial Development Authority, Propel Charter School-Montour, Revenue Bonds
Series A
6.75%, due 8/15/35	$ 265,000	$ 265,960
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	13,250,000	15,679,772
5.00%, due 5/1/42	15,075,000	17,414,031
5.125%, due 5/1/32	4,600,000	5,438,878
5.375%, due 5/1/42	4,225,000	4,961,271
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
6.00%, due 5/1/42 (a)	5,000,000	6,234,641
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/51	10,450,000	11,413,809
5.00%, due 7/1/40	3,155,000	3,841,921
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,362,983
5.75%, due 10/1/38	3,450,000	3,828,378
5.75%, due 10/1/43	2,290,000	2,525,342
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (a)	1,046,000	1,206,623
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	900,242
5.00%, due 9/15/28	860,000	941,034
5.00%, due 9/15/29	175,000	190,785
5.00%, due 9/15/37	4,590,000	4,866,233
	Principal Amount	Value

Pennsylvania (continued)
City of Harrisburg PA, Capital Appreciation, Unlimited General Obligation
Series F, Insured: AMBAC
(zero coupon), due 9/15/22	$ 545,000	$ 517,289
City of York PA, Unlimited General Obligation
Series A
7.25%, due 11/15/41	265,000	274,887
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	14,000,000	16,003,670
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project, Revenue Bonds
Series A
5.00%, due 1/1/39	2,000,000	2,372,504
Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group, Revenue Bonds
5.25%, due 1/1/32	300,000	305,026
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (a)
5.00%, due 10/15/34	6,150,000	6,210,552
5.125%, due 10/15/41	5,000,000	5,008,276
5.875%, due 10/15/40	4,000,000	4,228,004
6.25%, due 10/15/53	7,550,000	8,005,351
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	1,405,000	1,588,014
Erie County Hospital Authority, St. Mary's Home Erie of Project, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/23	120,000	120,392
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	404,847
5.00%, due 12/1/49	1,020,000	1,086,747
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A
6.00%, due 7/15/38	$ 3,000,000	$ 3,483,704
Series A
6.50%, due 7/15/48	4,500,000	5,283,257
Huntingdon County General Authority, Aicup Financing Program, Revenue Bonds
Series 2
5.00%, due 5/1/46	4,255,000	4,648,291
Lancaster County Hospital Authority, St. Anne's Retirement Community, Inc. Project, Revenue Bonds
5.00%, due 3/1/45	500,000	544,587
5.00%, due 3/1/50	750,000	811,513
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,698,066
4.00%, due 12/1/49	1,900,000	2,075,601
5.00%, due 12/1/44	1,675,000	1,938,991
5.00%, due 12/1/49	2,365,000	2,730,078
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	3,441,073
4.00%, due 9/1/49	17,310,000	19,738,328
Series A
4.00%, due 9/1/49	1,660,000	1,879,060
4.00%, due 9/1/51	4,000,000	4,553,269
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	4,110,000	4,389,697
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	5,000,000	5,830,057
	Principal Amount	Value

Pennsylvania (continued)
Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network, Revenue Bonds
Series 2015A
5.25%, due 1/15/45	$ 6,300,000	$ 7,002,126
Series 2015A
5.25%, due 1/15/46	1,000,000	1,111,088
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP1
5.25%, due 5/1/46	3,700,000	4,078,335
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,160,651
5.00%, due 5/1/49	1,350,000	1,561,841
Northeastern Pennsylvania Hospital and Education Authority, Wilkes University Project, Revenue Bonds
Series A
5.25%, due 3/1/42	7,640,000	7,802,009
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	4,000,000	4,462,144
Pennsylvania Economic Development Financing Authority, American Airlines Group, Inc., Revenue Bonds
Series B
8.00%, due 5/1/29	245,000	246,355
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/49	10,335,000	12,016,572
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Inc., Revenue Bonds
5.00%, due 10/1/44	1,000,000	1,068,205

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A
5.50%, due 7/15/38	$ 2,500,000	$ 2,661,328
5.50%, due 7/15/43	2,400,000	2,544,182
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A
6.25%, due 9/1/33	1,560,000	1,711,967
Series A
6.50%, due 9/1/38	1,000,000	1,096,240
Pennsylvania Higher Educational Facilities Authority, Shippensburg University of Pennsylvania, Revenue Bonds
6.25%, due 10/1/43	1,000,000	1,024,890
Pennsylvania Turnpike Commission, Revenue Bonds
Series A
4.00%, due 12/1/50	40,735,000	47,123,605
Series C
5.00%, due 12/1/44	16,535,000	18,916,983
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	1,247,536
Series A
5.00%, due 5/1/50	3,130,000	3,489,113
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	714,570
Series A
5.00%, due 8/1/50	1,050,000	1,227,328
Philadelphia Authority for Industrial Development, University of the Arts (The), Revenue Bonds
5.00%, due 3/15/45 (a)	5,500,000	5,857,492
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (a)	$ 1,700,000	$ 1,958,815
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A
5.125%, due 6/1/38	2,000,000	2,246,019
Series A
5.25%, due 6/1/48	3,085,000	3,451,421
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,346,048
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds
6.625%, due 12/15/41	1,000,000	1,102,955
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,500,000	5,175,769
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds
7.375%, due 6/15/43	1,500,000	1,668,336
Philadelphia Authority for Industrial Development, Esperanza Academy Charter School Project, Revenue Bonds
8.20%, due 12/1/43	1,800,000	2,033,103
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	9,000,000	9,233,673
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	$ 1,000,000	$ 1,076,878
5.00%, due 6/1/46	2,625,000	2,782,753
Susquehanna Area Regional Airport Authority, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/33	3,000,000	3,068,243
		377,154,804
Puerto Rico 12.1%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	46,000,000	7,189,170
5.375%, due 5/15/33	2,650,000	2,666,649
5.50%, due 5/15/39	1,475,000	1,511,423
5.625%, due 5/15/43	37,890,000	38,090,101
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC
4.50%, due 7/1/23	605,000	605,914
Series A
4.75%, due 7/1/18 (f)(g)	750,000	650,625
Series A
4.75%, due 7/1/30 (f)(g)	1,109,000	917,698
Series A
4.75%, due 7/1/31 (f)(g)	1,767,000	1,453,357
Series A
5.00%, due 7/1/19 (f)(g)	5,000,000	4,350,000
Series A
5.00%, due 7/1/20 (f)(g)	3,000,000	2,610,000
Series A
5.00%, due 7/1/22 (f)(g)	2,570,000	2,168,437
Series A, Insured: AGC
5.00%, due 7/1/25	250,000	256,972
Series A
5.00%, due 7/1/25 (f)(g)	3,070,000	2,713,112
Series A
5.00%, due 7/1/27 (f)(g)	410,000	362,338
Series A-4, Insured: AGM
5.00%, due 7/1/31	5,000,000	5,139,444
Series A, Insured: AGM
5.00%, due 7/1/35	550,000	572,194
	Principal Amount	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A
5.125%, due 7/1/31 (f)(g)	$ 1,880,000	$ 1,656,750
Series A
5.125%, due 7/1/37 (f)(g)	4,796,000	3,980,680
Series A
5.25%, due 7/1/20 (f)(g)	1,520,000	1,330,000
Series A
5.25%, due 7/1/23 (f)(g)	4,590,000	3,872,812
Series A
5.25%, due 7/1/24 (f)(g)	7,435,000	6,589,269
Series A
5.25%, due 7/1/26 (f)(g)	4,780,000	4,218,350
Series A
5.25%, due 7/1/26 (f)(g)	1,520,000	1,347,100
Series A-4, Insured: AGM
5.25%, due 7/1/30	7,080,000	7,285,668
Series A
5.50%, due 7/1/26 (f)(g)	2,490,000	2,107,162
Series A
5.50%, due 7/1/26 (f)(g)	1,960,000	1,658,650
Series A
5.50%, due 7/1/32 (f)(g)	2,620,000	2,302,325
Series A
5.50%, due 7/1/39 (f)(g)	23,300,000	19,770,050
Series E
5.625%, due 7/1/32 (f)(g)	2,145,000	1,879,556
Series B
5.75%, due 7/1/38 (f)(g)	2,090,000	1,813,075
Series A
6.00%, due 7/1/28 (f)(g)	900,000	797,625
Series B
6.00%, due 7/1/39 (f)(g)	7,250,000	6,488,750
Series C
6.00%, due 7/1/39 (f)(g)	14,245,000	12,464,375
Series B
6.50%, due 7/1/37 (f)(g)	5,630,000	5,074,037
Series C
6.50%, due 7/1/40 (f)(g)	1,150,000	989,000
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A
5.00%, due 7/1/24 (f)(g)	1,240,000	1,095,850
Series A
5.00%, due 7/1/28 (f)(g)	770,000	680,488

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A
5.25%, due 7/1/29 (f)(g)	$ 2,650,000	$ 2,348,562
Series A
5.25%, due 7/1/33 (f)(g)	2,070,000	1,834,537
Series A
5.25%, due 7/1/37 (f)(g)	3,895,000	3,451,944
Series A
5.375%, due 7/1/33 (f)(g)	1,450,000	1,274,187
5.50%, due 7/1/18 (f)(g)	6,045,000	5,319,600
Series A, Insured: NATL-RE
5.50%, due 7/1/21	1,205,000	1,210,276
Series A
6.00%, due 7/1/38 (f)(g)	13,245,000	11,854,275
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A
5.00%, due 7/1/33 (f)(g)	2,504,000	2,209,780
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	188,273,015	161,444,110
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series 2020A
4.00%, due 7/1/21 (a)	33,280,000	33,532,928
Series A
5.00%, due 7/1/21	2,080,000	2,098,553
Series A
5.00%, due 7/1/22	4,705,000	4,965,620
Series 2020A
5.00%, due 7/1/25 (a)	10,000,000	11,251,200
Series 2020A
5.00%, due 7/1/30 (a)	26,000,000	31,499,780
Series A
5.00%, due 7/1/33	21,200,000	22,374,313
Series 2020A
5.00%, due 7/1/35 (a)	38,000,000	45,176,680
Series 2020A
5.00%, due 7/1/47 (a)	33,000,000	38,646,300
Series A
5.125%, due 7/1/37	2,625,000	2,774,303
Series A
5.25%, due 7/1/42	49,690,000	52,589,908
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (continued)
Series B
5.35%, due 7/1/27	$ 7,625,000	$ 7,644,062
Series A
5.50%, due 7/1/28	13,510,000	14,338,607
Series A
6.00%, due 7/1/47	15,310,000	16,339,579
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	6,240,000	6,357,558
Series A, Insured: AMBAC
5.00%, due 7/1/31	7,765,000	7,952,076
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD-RSA-1
3.30%, due 7/1/19 (f)(g)	1,015,000	897,006
Series ZZ-RSA-1
4.25%, due 7/1/20 (f)(g)	1,355,000	1,231,356
Series CCC
4.25%, due 7/1/23 (f)(g)	1,150,000	1,062,313
Series CCC-RSA-1
4.375%, due 7/1/22 (f)(g)	115,000	106,231
Series CCC-RSA-1
4.60%, due 7/1/24 (f)(g)	200,000	184,750
Series CCC-RSA-1
4.625%, due 7/1/25 (f)(g)	1,085,000	1,002,269
Series XX-RSA-1
4.75%, due 7/1/26 (f)(g)	320,000	295,600
Series ZZ-RSA-1
4.75%, due 7/1/27 (f)(g)	405,000	374,119
Series A-RSA-1
4.80%, due 7/1/29 (f)(g)	690,000	637,388
Series TT-RSA-1
5.00%, due 7/1/20 (f)(g)	2,195,000	2,019,400
Series DDD-RSA-1
5.00%, due 7/1/20 (f)(g)	3,250,000	2,990,000
Series TT-RSA-1
5.00%, due 7/1/21 (f)(g)	1,215,000	1,126,913
Series CCC
5.00%, due 7/1/21 (f)(g)	470,000	435,925
Series DDD-RSA-1
5.00%, due 7/1/21 (f)(g)	275,000	255,063
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series PP, Insured: NATL-RE
5.00%, due 7/1/22	$ 200,000	$ 202,892
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	1,140,000	1,156,485
Series RR, Insured: NATL-RE
5.00%, due 7/1/23	4,580,000	4,657,259
Series TT-RSA-1
5.00%, due 7/1/23 (f)(g)	365,000	338,538
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	117,494
Series RR
5.00%, due 7/1/24 (f)(g)	295,000	273,613
Series CCC
5.00%, due 7/1/24 (f)(g)	1,845,000	1,711,237
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	790,404
Series TT-RSA-1
5.00%, due 7/1/25 (f)(g)	1,030,000	955,325
Series CCC-RSA-1
5.00%, due 7/1/25 (f)(g)	575,000	533,313
Series TT-RSA-1
5.00%, due 7/1/26 (f)(g)	1,050,000	973,875
Series TT, Insured: AGM
5.00%, due 7/1/27	150,000	154,183
Series TT-RSA-1
5.00%, due 7/1/27 (f)(g)	1,250,000	1,159,375
Series WW
5.00%, due 7/1/28 (f)(g)	380,000	352,450
Series TT-RSA-1
5.00%, due 7/1/32 (f)(g)	9,570,000	8,876,175
Series TT-RSA-1
5.00%, due 7/1/37 (f)(g)	1,620,000	1,502,550
Series A-RSA-1
5.00%, due 7/1/42 (f)(g)	9,005,000	8,352,137
Series A-RSA-1
5.05%, due 7/1/42 (f)(g)	825,000	765,188
Series ZZ-RSA-1
5.25%, due 7/1/20 (f)(g)	225,000	207,563
Series ZZ-RSA-1
5.25%, due 7/1/23 (f)(g)	620,000	576,600
Series AAA-RSA-1
5.25%, due 7/1/24 (f)(g)	3,000,000	2,790,000
Series WW
5.25%, due 7/1/25 (f)(g)	1,605,000	1,492,650
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series ZZ-RSA-1
5.25%, due 7/1/26 (f)(g)	$ 3,520,000	$ 3,273,600
Series AAA-RSA-1
5.25%, due 7/1/26 (f)(g)	110,000	102,300
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	703,264
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	3,850,000	4,303,600
Series AAA-RSA-1
5.25%, due 7/1/30 (f)(g)	985,000	916,050
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	345,000	386,132
Series WW
5.25%, due 7/1/33 (f)(g)	5,060,000	4,705,800
Series XX-RSA-1
5.25%, due 7/1/35 (f)(g)	2,265,000	2,106,450
Series XX-RSA-1
5.25%, due 7/1/40 (f)(g)	18,655,000	17,349,150
Series BBB
5.40%, due 7/1/28 (f)(g)	4,245,000	3,735,600
Series BBB
5.40%, due 7/1/28 (f)(g)	5,620,000	4,755,925
Series WW
5.50%, due 7/1/21 (f)(g)	2,120,000	1,976,900
Series WW
5.50%, due 7/1/38 (f)(g)	11,895,000	11,092,087
Series XX
5.75%, due 7/1/36 (f)(g)	4,055,000	3,791,425
Series 2013A-RSA-1
6.75%, due 7/1/36 (f)(g)	11,850,000	11,272,312
Series 2013A-RSA-1
7.00%, due 7/1/33 (f)(g)	1,500,000	1,430,625
Series 2013A-RSA-1
7.00%, due 7/1/40 (f)(g)	140,000	133,525
Series 2013A-RSA-1
7.00%, due 7/1/43 (f)(g)	5,000,000	4,768,750
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (f)(g)
Series EEE-RSA-1
5.95%, due 7/1/30	16,310,000	14,923,650
Series EEE
5.95%, due 7/1/30	10,225,000	8,908,531
Series EEE-RSA-1
6.05%, due 7/1/32	11,340,000	10,376,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (f)(g) (continued)
Series EEE
6.05%, due 7/1/32	$ 1,225,000	$ 1,068,813
Series YY
6.125%, due 7/1/40	21,475,000	19,649,625
Series YY
6.125%, due 7/1/40	25,075,000	21,877,937
Series EEE
6.25%, due 7/1/40	1,730,000	1,589,437
Series EEE
6.25%, due 7/1/40	8,685,000	7,566,806
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AMBAC
(zero coupon), due 7/1/27	200,000	156,141
Series A, Insured: NATL-IBC
4.75%, due 7/1/38	1,070,000	1,082,845
Series A, Insured: AGM
4.75%, due 7/1/38	650,000	664,961
Insured: NATL-IBC
5.00%, due 7/1/22	345,000	346,732
Insured: AGC
5.00%, due 7/1/23	2,870,000	2,950,041
Insured: NATL-IBC
5.00%, due 7/1/28	460,000	464,023
Series N, Insured: AMBAC
5.25%, due 7/1/30	3,680,000	4,046,808
Series N, Insured: AMBAC
5.25%, due 7/1/31	9,295,000	10,259,464
Series N, Insured: NATL-RE
5.25%, due 7/1/33	7,490,000	8,399,440
Series L, Insured: AMBAC
5.25%, due 7/1/38	1,035,000	1,167,227
Series N, Insured: AGM-CR AGC-ICC
5.50%, due 7/1/25	2,235,000	2,560,320
Series CCC, Insured: NATL-RE
5.50%, due 7/1/28	7,550,000	8,540,679
Series CC, Insured: NATL-IBC
5.50%, due 7/1/29	5,010,000	5,680,503
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: COMMWLTH GTD
8.25%, due 5/1/17 (a)(f)(g)	$ 7,100,000	$ 6,736,125
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	2,530,000	2,600,559
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC
4.75%, due 7/1/32	270,000	275,785
Series I, Insured: AGC
5.25%, due 7/1/33	680,000	699,753
Series D, Insured: AMBAC ST GTD
5.45%, due 7/1/31	305,000	314,550
Series Q, Insured: COMMWLTH GTD
5.625%, due 7/1/39 (f)(g)	8,695,000	8,608,050
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series I, Insured: COMMWLTH GTD
5.00%, due 7/1/36 (f)(g)	6,070,000	5,781,675
Series N, Insured: COMMWLTH GTD
5.00%, due 7/1/37 (f)(g)	10,000,000	9,737,500
Series K, Insured: AGM ST GTD
5.25%, due 7/1/27	5,970,000	6,143,424
Series U, Insured: COMMWLTH GTD
5.25%, due 7/1/42 (f)(g)	23,460,000	21,553,875
Series N, Insured: COMMWLTH GTD
5.50%, due 7/1/22 (f)(g)	5,000,000	4,950,000
Series N, Insured: COMMWLTH GTD
5.50%, due 7/1/26 (f)(g)	3,000,000	2,970,000
Series Q, Insured: COMMWLTH GTD
5.50%, due 7/1/37 (f)(g)	1,095,000	1,075,838
Series S, Insured: COMMWLTH GTD
5.75%, due 7/1/22 (f)(g)	1,355,000	1,332,981
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (continued)
Series 2011-S, Insured: COMMWLTH GTD
5.875%, due 7/1/39 (f)(g)	$ 8,095,000	$ 7,983,694
Series S, Insured: COMMWLTH GTD
6.00%, due 7/1/41 (f)(g)	5,960,000	5,900,400
Series P, Insured: COMMWLTH GTD
6.125%, due 7/1/23 (f)(g)	800,000	804,000
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/21 (f)(g)	1,175,000	1,192,625
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/22 (f)(g)	5,580,000	5,663,700
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/31 (f)(g)	1,000,000	1,015,000
Series P, Insured: COMMWLTH GTD
6.75%, due 7/1/36 (f)(g)	5,528,000	5,624,740
Series P, Insured: COMMWLTH GTD
7.00%, due 7/1/21 (f)(g)	5,150,000	5,317,375
Series P, Insured: COMMWLTH GTD
7.00%, due 7/1/25 (f)(g)	5,000,000	5,162,500
Puerto Rico Public Buildings Authority, Unrefunded, Government Facilities, Revenue Bonds
Series I, Insured: COMMWLTH GTD
5.25%, due 7/1/33 (f)(g)	5,670,000	5,542,425
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/27	700,000	624,556
Series A-1
(zero coupon), due 7/1/31	879,000	687,102
Series A-1
(zero coupon), due 7/1/33	990,000	717,301
(zero coupon), due 8/1/54	516,302	110,212
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A-2
4.329%, due 7/1/40	$ 5,000,000	$ 5,477,925
Series A-1
4.50%, due 7/1/34	725,000	792,875
Series A-1
4.75%, due 7/1/53	58,592,000	65,177,741
Series A-2
4.784%, due 7/1/58	20,533,000	22,898,617
Series A-1
5.00%, due 7/1/58	185,565,000	209,514,019
		1,329,775,883
Rhode Island 0.2%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	1,735,000	1,655,297
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	623,176
Series A, Insured: AGC
(zero coupon), due 9/1/29	1,835,000	1,515,668
Series A, Insured: AGC
(zero coupon), due 9/1/30	1,835,000	1,460,764
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	1,113,119
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	690,494
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	239,680
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	300,860
Rhode Island Health and Educational Building Corp., Public Schools Financing Program Issue, Revenue Bonds
Series 2007B, Insured: AMBAC
5.00%, due 5/15/21	65,000	65,092
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/39	750,000	858,614

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds
Series A
4.00%, due 10/1/44	$ 1,500,000	$ 1,729,736
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	97,920,000	15,883,417
		26,135,917
South Carolina 0.8%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	1,201,360
Series A
5.00%, due 4/1/54	3,000,000	3,323,322
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	1,000,000	1,081,881
5.25%, due 11/15/47	5,375,000	5,763,920
5.25%, due 11/15/52	1,625,000	1,739,778
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series D
5.00%, due 12/1/43	5,570,000	5,860,057
South Carolina Public Service Authority, Revenue Bonds
Series C
5.00%, due 12/1/46	5,900,000	6,744,238
Series E
5.00%, due 12/1/48	21,570,000	23,933,817
Series A
5.00%, due 12/1/50	4,660,000	5,380,959
Series B
5.00%, due 12/1/56	6,055,000	7,230,461
Series E
5.25%, due 12/1/55	13,900,000	16,428,035
	Principal Amount	Value

South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series A
5.50%, due 12/1/54	$ 5,100,000	$ 5,795,418
		84,483,246
South Dakota 0.0% ‡
South Dakota Health & Educational Facilities Authority, Sanford Obligated Group, Revenue Bonds
Series E
5.00%, due 11/1/42	3,150,000	3,348,316
Tennessee 0.5%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,500,000	7,118,823
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	11,910,000	13,168,519
Series A
5.25%, due 10/1/58	9,000,000	10,501,401
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	1,000,000	1,144,437
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.00%, due 7/1/54 (b)	19,050,000	23,341,039
		55,274,219
Texas 4.1%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	3,515,428
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority, Manor Expressway Project, Revenue Bonds, Senior Lien
(zero coupon), due 1/1/23	$ 1,000,000	$ 983,594
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	244,980
(zero coupon), due 1/1/34	3,275,000	2,471,878
(zero coupon), due 1/1/35	3,700,000	2,711,977
(zero coupon), due 1/1/36	2,000,000	1,421,300
(zero coupon), due 1/1/39	3,500,000	2,253,114
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	6,250,000	6,873,266
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
5.00%, due 1/1/33	1,225,000	1,324,432
5.00%, due 1/1/42	2,340,000	2,529,936
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
5.00%, due 1/1/46	12,215,000	14,179,585
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/42	12,000,000	13,360,974
City of Houston TX, Airport System, United Airlines Inc. Project, Revenue Bonds (b)
5.00%, due 7/1/29	11,400,000	12,466,524
Series B-1
5.00%, due 7/15/30	2,000,000	2,236,776
City of Lago Vista TX, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (a)	1,250,000	1,326,867
Clifton Higher Education Finance Corp., Uplift Education, Revenue Bonds
Series A
5.00%, due 12/1/45	2,500,000	2,749,004
	Principal Amount	Value

Texas (continued)
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
5.75%, due 8/15/41	$ 1,750,000	$ 1,777,322
6.00%, due 8/15/43	3,500,000	3,820,661
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	4,000,000	4,059,344
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	3,624,926
Grand Parkway Transportation Corp., Revenue Bonds
Series C
4.00%, due 10/1/49	75,140,000	87,402,638
Series A
5.50%, due 4/1/53	600,000	676,827
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	900,000	931,335
Series A
5.00%, due 6/1/38	1,960,000	2,017,108
Harris County Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes, Revenue Bonds
Series B
7.00%, due 1/1/43	1,500,000	1,663,192
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	175,000	171,579
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	795,000	742,487
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	61,987
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	471,174

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien (continued)
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	$ 10,000	$ 8,953
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	570,254
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	169,503
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	117,610
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	1,395,000	641,801
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	657,066
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	748,283
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	264,719
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	1,670,000	953,070
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	478,220
Series A, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	120,125
Series A, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,173,468
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,216,926
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	36,815,000	16,961,731
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	1,060,000	429,034
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	2,765,000	2,995,124
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,791,390
	Principal Amount	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	$ 1,000,000	$ 1,103,058
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (a)
Series A
5.00%, due 8/15/36	5,000,000	5,027,363
Series A
5.125%, due 8/15/47	2,085,000	2,095,009
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds
Series A
5.00%, due 8/15/40 (a)	5,000,000	5,361,263
New Hope Cultural Education Facilities Finance Corp., CHF - Collegiate Housing Stephenville II, LLC - Tarleton State University Project, Revenue Bonds
Series A
5.00%, due 4/1/46	3,000,000	3,379,060
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (a)	4,180,000	4,616,533
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
5.00%, due 12/1/54	2,770,000	3,009,124
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	1,500,000	1,546,083
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	$ 1,500,000	$ 1,574,868
New Hope Cultural Education Facilities Finance Corp., CHF-Stephenville LLC, Revenue Bonds
Series A
6.00%, due 4/1/45	3,550,000	3,937,636
North East Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/41	6,000,000	6,819,443
Series B
5.00%, due 1/1/46	3,535,000	3,991,039
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds, Second Tier
5.00%, due 1/1/50	1,750,000	2,084,717
Port Beaumont Navigation District, Jefferson Gulf Coast Energy Project, Revenue Bonds (a)(b)
Series A
3.625%, due 1/1/35	3,635,000	3,765,420
Series A
4.00%, due 1/1/50	12,000,000	12,437,524
Port Freeport, Revenue Bonds, Senior Lien (b)
Series A
4.00%, due 6/1/38	1,650,000	1,856,971
Series A
4.00%, due 6/1/39	1,620,000	1,818,876
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47	4,450,000	4,884,296
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	6,250,000	7,268,565
	Principal Amount	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	$ 1,500,000	$ 1,630,827
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	1,250,000	1,440,733
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	3,000,000	3,502,169
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/38	6,135,000	7,116,536
Series A
4.00%, due 12/31/39	5,000,000	5,787,647
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/50	5,235,000	5,898,443
5.00%, due 12/31/55	10,390,000	11,686,950
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 6/30/58	79,130,000	95,259,107
6.75%, due 6/30/43	11,700,000	13,279,844
Texas Transportation Commission, Revenue Bonds, First Tier
(zero coupon), due 8/1/43	3,750,000	1,524,244
(zero coupon), due 8/1/44	4,200,000	1,611,947
(zero coupon), due 8/1/46	1,000,000	345,095
(zero coupon), due 8/1/47	2,000,000	654,941
(zero coupon), due 8/1/48	1,000,000	310,923
(zero coupon), due 8/1/50	1,500,000	417,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/57	$ 10,000,000	$ 11,687,298
		447,098,115
U.S. Virgin Islands 1.0%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
4.00%, due 10/1/22	855,000	846,219
Series A
6.00%, due 10/1/39	780,000	781,786
Series A
6.625%, due 10/1/29	3,530,000	3,558,755
Series A
6.75%, due 10/1/37	15,340,000	15,464,958
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Senior Lien
Series 2009A-1
4.50%, due 10/1/24	890,000	880,011
Series A-1
5.00%, due 10/1/24	590,000	591,384
Series 2009A-1
5.00%, due 10/1/39	1,000,000	1,002,346
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Sub. Lien
Series C
5.00%, due 10/1/22	5,815,000	5,794,451
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds, Senior Lien
Series B
5.00%, due 10/1/25	14,425,000	14,458,835
Series A
5.00%, due 10/1/29	11,175,000	11,201,212
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds, Sub. Lien
Series B
5.00%, due 10/1/25	4,825,000	4,753,090
	Principal Amount	Value

U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds, Sub. Lien (continued)
Series B
5.25%, due 10/1/29	$ 6,410,000	$ 6,310,439
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30	17,270,000	16,502,423
Series A
5.00%, due 10/1/32	15,600,000	14,782,770
Series A
5.00%, due 10/1/34	2,600,000	2,440,418
Series C
5.00%, due 10/1/39	9,910,000	9,176,544
Virgin Islands Water & Power Authority, Revenue Bonds
Series A
4.00%, due 7/1/21	430,000	429,039
		108,974,680
Utah 0.5%
Medical School Campus Public Infrastructure District, Limited General Obligation (a)
Series A
5.25%, due 2/1/40	1,430,000	1,479,909
Series A
5.50%, due 2/1/50	2,915,000	3,018,368
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2
4.00%, due 8/1/50 (a)	2,000,000	2,062,104
Mida Mountain Village Public Infrastructure District, Special Assessment
Series A
4.50%, due 8/1/40	1,500,000	1,684,438
Series A
5.00%, due 8/1/50	5,250,000	5,903,703
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,975,000	3,379,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds (continued)
Insured: UT CSCE
4.00%, due 4/15/50	$ 3,645,000	$ 4,118,466
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	2,300,009
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	2,144,292
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	5,000,000	5,706,369
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/45	4,675,000	4,806,327
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/39	2,175,000	2,503,659
4.00%, due 10/15/42	1,970,000	2,251,497
Series A
5.00%, due 10/15/32	1,615,000	1,947,055
Series A
5.00%, due 10/15/34	3,385,000	4,052,483
Series A
5.00%, due 10/15/37	1,100,000	1,311,341
Series A
5.00%, due 10/15/40	4,130,000	4,897,038
Series A
5.375%, due 10/15/40	6,260,000	7,606,659
		61,173,370
Vermont 0.0% ‡
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: AGC
4.75%, due 8/15/36	500,000	510,592
	Principal Amount	Value

Vermont (continued) ‡
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (b)	$ 3,500,000	$ 3,673,008
		4,183,600
Virginia 1.9%
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	7,000,000	8,096,416
Series A
5.00%, due 1/1/55	16,000,000	18,422,507
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	7,605,000	8,927,933
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	2,200,000	2,538,730
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,705,000	4,293,439
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	2,575,000	2,902,676
Norfolk Redevelopment & Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B
4.00%, due 1/1/25	1,200,000	1,200,222
Series A
5.25%, due 1/1/54	3,300,000	3,509,501
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	4,890,000	5,178,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	$ 1,000,000	$ 1,085,204
5.00%, due 4/1/49	1,000,000	1,177,207
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-1
5.00%, due 6/1/47	29,205,000	29,367,336
Series B2
5.20%, due 6/1/46	2,000,000	2,002,565
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	32,855,000	34,292,252
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (a)	1,945,000	2,041,533
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
4.00%, due 1/1/51	15,000,000	16,519,223
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds, Senior Lien
5.00%, due 1/1/40	10,000,000	10,280,499
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/52	12,160,000	14,542,692
5.00%, due 12/31/56	17,040,000	20,323,864
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds, Senior Lien
5.50%, due 1/1/42	18,245,000	19,214,063
		205,916,141
	Principal Amount	Value

Washington 0.7%
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	$ 3,000,000	$ 3,161,672
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,430,000	6,034,281
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (b)	1,825,000	1,953,966
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (a)(b)	4,000,000	4,526,319
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
Series A
5.00%, due 10/1/40	3,000,000	3,415,931
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	3,800,000	4,582,760
Washington State Convention Center Public Facilities District, Revenue Bonds
4.00%, due 7/1/58	9,035,000	9,812,432
5.00%, due 7/1/58	19,020,000	22,362,278
5.00%, due 7/1/58	5,000,000	5,799,936
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	3,000,000	3,086,414
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	100,455
4.00%, due 12/1/37	290,000	295,245
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	$ 9,920,000	$ 10,329,969
5.50%, due 12/1/33	2,070,000	2,166,552
		77,628,210
West Virginia 0.3%
County of Ohio, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	4,094,579
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	4,000,000	4,169,211
Monongalia County Commission Special District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (a)	4,000,000	4,341,506
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/37	5,125,000	5,866,374
Series A
4.00%, due 1/1/38	2,500,000	2,854,352
Series A
4.125%, due 1/1/47	13,650,000	15,438,042
		36,764,064
Wisconsin 1.8%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (a)
Series B
(zero coupon), due 1/1/60	72,000,000	6,795,425
Series A-1
5.00%, due 1/1/55	5,795,000	6,468,904
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (a)	325,000	347,522
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (b)	$ 4,000,000	$ 4,022,378
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	2,955,000	3,146,256
Series A
4.00%, due 1/1/52	12,085,000	12,810,687
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/49	7,000,000	7,919,953
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	1,000,000	1,118,458
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	1,393,623
Series A, Insured: AGM
4.00%, due 7/1/59	1,600,000	1,782,907
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
4.00%, due 7/1/56	2,250,000	2,537,756
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (a)
Series A
5.00%, due 10/1/22	2,245,000	2,362,462
Series A
5.00%, due 10/1/24	2,200,000	2,466,582
Series A
5.00%, due 10/1/29	3,000,000	3,716,879
Series A
5.00%, due 10/1/34	1,090,000	1,317,517
Series A
5.00%, due 10/1/39	17,000,000	20,347,023
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
5.00%, due 4/1/30 (a)	700,000	845,687
5.00%, due 4/1/40 (a)	300,000	351,452
5.00%, due 4/1/50 (a)	1,000,000	1,151,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds (continued)
5.50%, due 4/1/32	$ 1,250,000	$ 1,295,154
5.875%, due 4/1/45	6,650,000	7,522,962
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (a)	750,000	830,533
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	4,335,000	5,163,323
5.00%, due 1/1/45	3,060,000	3,608,061
Public Finance Authority, TRIPS Obligated Group, Revenue Bonds
Series B
5.00%, due 7/1/42 (b)	10,000,000	10,391,576
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,571,771
Series A
5.00%, due 6/1/49	7,125,000	8,256,278
Series B
5.00%, due 6/1/49	2,720,000	3,151,870
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	5,730,000	6,193,872
5.50%, due 1/1/47	6,160,000	6,767,024
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	2,280,627
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (a)	1,100,000	1,178,203
Public Finance Authority, Nevada State College, Revenue Bonds
5.00%, due 5/1/55 (a)	8,600,000	7,783,384
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Wingate University, Revenue Bonds
Series A
5.25%, due 10/1/38	$ 3,250,000	$ 3,836,196
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	2,186,894
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds
5.75%, due 10/1/31 (a)	1,670,000	1,717,736
Public Finance Authority, Rose Villa Project, Revenue Bonds
Series A
5.75%, due 11/15/44 (a)	1,400,000	1,509,052
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (a)	2,000,000	2,093,671
Public Finance Authority, Affinity Living Group NC-12 Obligated Group, Revenue Bonds
6.75%, due 11/1/24 (a)	10,000,000	10,243,907
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (a)	13,990,000	13,168,353
Public Finance Authority, Glenridge on Palmer Ranch Obligated Group, Revenue Bonds
Series A
8.25%, due 6/1/46 (a)	1,000,000	1,023,528
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-3
2.25%, due 11/1/26	3,000,000	3,001,454
Series B-2
2.55%, due 11/1/27	3,000,000	3,003,931
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/49	$ 2,400,000	$ 2,818,312
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	4,400,000	4,504,994
		196,006,064
Wyoming 0.0% ‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds
Series B
6.50%, due 6/1/27	500,000	502,356
Wyoming Community Development Authority, CHF-Wyoming LLC, Revenue Bonds
6.50%, due 7/1/43	930,000	935,861
		1,438,217
Total Long-Term Municipal Bonds (Cost $8,540,967,027)		9,375,641,450
Short-Term Municipal Notes 9.4%
Alabama 0.1%
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (b)(h)(i)	4,250,000	5,370,928
Arkansas 0.1%
Tender Option Bond Trust Receipts/Certificates, Limited General Obligation
Series 2020-XF0954, Insured: State Aid Withholding
0.10%, due 6/1/50 (a)(h)(i)	8,000,000	8,000,000
	Principal Amount	Value

California 2.1%
Bay Area Toll Authority, Revenue Bonds (h)(i)
Series E-1
0.03%, due 4/1/45	$ 25,000,000	$ 25,000,000
Series G1
0.03%, due 4/1/47	23,330,000	23,330,000
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.45%, due 1/1/50 (a)(b)(i)	28,000,000	28,003,074
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
0.855%, due 7/1/27 (i)(j)	34,335,000	34,546,281
Nuveen California Quality Municipal Income Fund
Series A
0.41%, due 10/1/47 (a)(i)(j)	38,000,000	38,000,000
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series O-2
0.01%, due 5/15/45 (h)(i)	10,000,000	10,000,000
Sacramento Transportation Authority, Revenue Bonds
Series A
0.04%, due 10/1/38 (h)(i)	16,100,000	16,100,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)(i)
Series 2018-XF2698
0.08%, due 11/1/44	4,800,000	4,800,000
Series 2020-YX1155
0.08%, due 12/1/45	8,360,000	8,360,000
Series 2017-XG0125
0.08%, due 8/15/47	20,455,000	20,455,000
Series 2020-XF2904
0.08%, due 7/1/50	11,625,000	11,625,000
Series 2020-XL0155
0.10%, due 4/1/49	4,255,000	4,255,000
University of California, Revenue Bonds
Series AL-4
0.02%, due 5/15/48 (h)(i)	8,625,000	8,625,000
		233,099,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Florida 0.3%
City of Gainesville FL, Revenue Bonds
Series B
0.03%, due 10/1/42 (h)(i)	$ 410,000	$ 410,000
Lee Memorial Health System, Lee Memorial Health System Obligated Group, Revenue Bonds
Series B
0.16%, due 4/1/49 (h)(i)	14,000,000	14,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2920
0.10%, due 12/1/48 (a)(h)(i)	21,670,000	21,670,000
		36,080,000
Georgia 0.2%
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds
0.06%, due 11/1/52 (i)	16,500,000	16,500,000
Illinois 0.5%
Illinois Finance Authority, Northwestern Memorial Hospital, Revenue Bonds
Series A
0.02%, due 8/15/42 (h)(i)	15,605,000	15,605,000
Illinois Finance Authority, Northshore University Health System, Revenue Bonds
Series C
0.02%, due 8/15/49 (h)(i)	18,010,000	18,010,000
Illinois Finance Authority, Navistar International Corp., Revenue Bonds
4.75%, due 10/15/40 (a)(h)(i)	21,800,000	23,117,324
		56,732,324
	Principal Amount	Value

Indiana 0.4%
Indiana Finance Authority, Educational Facilities-DePauw University Project, Revenue Bonds
Series A
0.04%, due 7/1/36 (h)(i)	$ 3,000,000	$ 3,000,000
Indiana Finance Authority, Republic Services, Inc. Project, Revenue Bonds (h)(i)
Series B
0.15%, due 5/1/28	9,000,000	9,000,068
Series A
0.20%, due 5/1/34 (b)	5,960,000	5,960,044
0.20%, due 12/1/37 (b)	25,000,000	25,000,185
		42,960,297
Kentucky 0.1%
County of Meade, Nucor Corp., Green Bond, Revenue Bonds
Series A-1
0.11%, due 7/1/60 (b)(i)	8,160,000	8,160,000
Tender Option Bond Trust Receipts, Revenue Bonds
Series 2017-XG0123
0.10%, due 6/1/45 (a)(h)(i)	5,195,000	5,195,000
		13,355,000
Louisiana 0.1%
Parish of St John the Baptist, Marathon Oil Corp. Project, Revenue Bonds (h)(i)
2.00%, due 6/1/37	3,000,000	3,065,734
Series B-2
2.375%, due 6/1/37	12,500,000	13,091,629
		16,157,363
Massachusetts 0.1%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds
Series U6C
0.01%, due 10/1/42 (h)(i)	7,000,000	7,000,000
Mississippi 0.2%
County of Jackson, Chevron Corp., Revenue Bonds
0.03%, due 6/1/23 (h)(i)	24,655,000	24,655,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Missouri 0.3%
Rib Floater Trust Various States, Revenue Bonds
Series 2019-016
0.10%, due 6/1/45 (a)(i)	$ 31,600,000	$ 31,600,000
Nevada 0.2%
State of Nevada Department of Business & Industry, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.50%, due 1/1/50 (a)(b)(h)(i)	12,500,000	12,502,361
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2019-XF2806
0.10%, due 7/1/49 (a)(h)(i)	5,000,000	5,000,000
		17,502,361
New Jersey 1.1%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
0.781%, due 1/1/24 (i)(j)	66,500,000	67,118,251
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)(i)
Series 2018-XG0168, Insured: State Appropriations
0.09%, due 3/1/28	7,725,000	7,725,000
Series 2020-YX1160
0.09%, due 6/15/37	5,820,000	5,820,000
Series 2018-XF2702
0.09%, due 7/1/39	2,070,000	2,070,000
0.09%, due 6/15/41	8,200,000	8,200,000
Series 2020-XF2865
0.09%, due 11/1/44	4,500,000	4,500,000
Series 2020-YX1162
0.09%, due 6/15/45	10,380,000	10,380,000
Series 2021-XL0163
0.09%, due 6/15/46	5,885,000	5,885,000
Series 2018-XF2525
0.09%, due 6/15/47	3,900,000	3,900,000
Series 2018-XG0205
0.09%, due 6/15/50	7,895,000	7,895,000
		123,493,251
	Principal Amount	Value

New York 1.3%
City of New York NY, Limited General Obligation (i)
Series 3
0.22%, due 4/1/42	$ 7,500,000	$ 7,500,000
Series 2
0.22%, due 4/1/42	9,900,000	9,900,000
Metropolitan Transportation Authority, Revenue Bonds
Series A-2
0.07%, due 11/15/41 (h)(i)	6,000,000	6,000,000
New York City Water & Sewer System, Revenue Bonds
Series F-1
0.04%, due 6/15/33 (h)(i)	22,835,000	22,835,000
Nuveen New York Quality Municipal Income Fund, Preferred Shares
0.41%, due 5/1/47 (a)(b)(i)	20,000,000	20,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)(i)
Series 2020-YX1158
0.09%, due 11/1/47	6,740,000	6,740,000
Series 2020-XL0153
0.10%, due 7/1/45	2,500,000	2,500,000
Series 2020-XX1156
0.10%, due 11/15/53	9,165,000	9,165,000
Triborough Bridge & Tunnel Authority, Revenue Bonds (i)
0.085%, due 1/1/32	21,000,000	21,000,000
0.10%, due 1/1/32	34,600,000	34,600,000
		140,240,000
North Carolina 0.7%
Invesco Municipal Income Opportunities Trust II
1.12%, due 12/1/22 (a)(i)(j)	80,000,000	80,000,000
Ohio 0.3%
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
0.04%, due 1/15/46 (h)(i)	9,750,000	9,750,000
State of Ohio, Republic Services, Inc., Revenue Bonds
0.15%, due 11/1/35 (h)(i)	9,250,000	9,250,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Ohio (continued)
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2906
0.10%, due 11/15/40 (a)(h)(i)	$ 10,140,000	$ 10,140,000
		29,140,069
Pennsylvania 0.0% ‡
Tender Option Bond Trust Receipts, Revenue Bonds
Series 2018-XX1094
0.09%, due 4/1/47 (a)(h)(i)	5,260,000	5,260,000
Puerto Rico 0.0% ‡
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
0.655%, due 7/1/29 (i)(j)	4,940,000	4,588,169
Texas 0.9%
Clifton Higher Education Finance Corp., Revenue Bonds
Insured: PSF
0.75%, due 8/15/50 (a)(i)(j)	55,450,000	55,440,773
Harris County Health Facilities Development Corp., Methodist Hospital, Revenue Bonds (i)
Series A-1
0.02%, due 12/1/41	23,595,000	23,595,000
Series A-2
0.02%, due 12/1/41	16,715,000	16,715,000
		95,750,773
Utah 0.1%
City of Murray UT, IHC Health Services, Inc., Revenue Bonds (h)(i)
Series D
0.01%, due 5/15/36	1,810,000	1,810,000
Series C
0.01%, due 5/15/36	11,180,000	11,180,000
		12,990,000
	Principal Amount	Value

Virginia 0.1%
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2923
0.09%, due 7/1/51 (a)(h)(i)	$ 8,600,000	$ 8,600,000
Virginia Small Business Financing Authority, University Real Estate Foundation, Revenue Bonds
0.05%, due 7/1/30 (h)(i)	60,000	60,000
		8,660,000
West Virginia 0.0% ‡
West Virginia Economic Development Authority, Arch Resources, Inc. Project, Revenue Bonds
4.125%, due 7/1/45 (b)(h)(i)	2,400,000	2,464,286
Wisconsin 0.2%
State of Wisconsin, Unlimited General Obligation
Series A
0.07%, due 5/1/29 (i)	12,000,000	12,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XL0147, Insured: AGM
0.10%, due 6/1/45 (a)(h)(i)	10,635,000	10,635,000
		22,635,000
Total Short-Term Municipal Notes (Cost $1,030,098,140)		1,034,234,176
Total Municipal Bonds (Cost $9,571,065,167)		10,409,875,626

Long-Term Bonds 0.1%
Corporate Bonds 0.1%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	5,500,000	5,827,041
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Wildflower Improvement Association
6.625%, due 3/1/31 (a)	$ 6,603,684	$ 6,605,714
Total Long-Term Bonds (Cost $11,986,156)		12,432,755

	Shares	Value
Closed-End Funds 0.8%
California 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	652,094	9,866,182
Massachusetts 0.1%
BlackRock Muni Intermediate Duration Fund, Inc.	240,316	3,626,368
DWS Municipal Income Trust	131,002	1,557,614
Eaton Vance Municipal Bond Fund	154,604	2,080,970
Pioneer Municipal High Income Advantage Trust	316,387	3,831,447
Pioneer Municipal High Income Trust	332,691	4,195,233
		15,291,632
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	287,270	4,392,358
Multi-State 0.3%
BlackRock Municipal 2030 Target Term Trust	442,357	11,501,282
BlackRock Municipal Income Quality Trust	93,332	1,472,779
BlackRock MuniHoldings Fund, Inc.	146,484	2,392,084
BlackRock MuniHoldings Investment Quality Fund	70,458	1,015,300
BlackRock MuniYield Quality Fund II, Inc.	621,423	8,650,208
BlackRock MuniYield Quality Fund, Inc.	287,227	4,572,654
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	17,508	254,216
		29,858,523
	Shares	Value

New Jersey 0.1%
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	394,470	$ 6,055,115
New York 0.2%
BlackRock MuniHoldings New York Quality Fund, Inc.	557,777	8,020,833
BlackRock MuniYield New York Quality Fund, Inc.	598,791	8,269,304
BlackRock New York Municipal Income Trust	58,647	848,622
		17,138,759
Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	68,544	900,668
Total Closed-End Funds (Cost $78,690,083)		83,503,237
Short-Term Investment 1.5%
Unaffiliated Investment Company 1.5%
BlackRock Liquidity Funds MuniCash, 0.01% (k)	162,362,592	162,395,065
Total Short-Term Investment (Cost $162,395,065)		162,395,065
Total Investments (Cost $9,824,136,471)	96.9%	10,668,206,683
Other Assets, Less Liabilities	3.1	346,198,426
Net Assets	100.0%	$ 11,014,405,109

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Delayed delivery security.
(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(e)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $189,895,225, which represented 1.7% of the Fund’s net assets.
(f)	Issue in default.
(g)	Issue in non-accrual status.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay High Yield Municipal Bond Fund

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(i)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(j)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(k)	Current yield as of April 30, 2021.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(250)	June 2021	$ (40,424,838)	$ (39,312,500)	$ 1,112,338

1.	As of April 30, 2021, cash in the amount of $925,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
ACA—ACA Financial Guaranty Corp.
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
COMMWLTH GTD—Commonwealth Guaranteed
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF—Permanent School Fund
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 9,375,641,450	$ —	$ 9,375,641,450
Short-Term Municipal Notes	—	1,034,234,176	—	1,034,234,176
Total Municipal Bonds	—	10,409,875,626	—	10,409,875,626
Long-Term Bonds
Corporate Bonds	—	12,432,755	—	12,432,755
Total Corporate Bonds	—	12,432,755	—	12,432,755
Closed-End Funds	83,503,237	—	—	83,503,237
Short-Term Investment
Unaffiliated Investment Company	162,395,065	—	—	162,395,065
Total Investments in Securities	245,898,302	10,422,308,381	—	10,668,206,683
Other Financial Instruments
Futures Contracts (b)	1,112,338	—	—	1,112,338
Total Other Financial Instruments	1,112,338	—	—	1,112,338
Total Investments in Securities and Other Financial Instruments	$ 247,010,640	$ 10,422,308,381	$ —	$ 10,669,319,021

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay High Yield Municipal Bond Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $9,824,136,471)	$10,668,206,683
Cash collateral on deposit at broker for futures contracts	925,000
Cash	239,922,102
Receivables:
Dividends and interest	111,794,578
Fund shares sold	30,706,754
Variation margin on futures contracts	62,500
Investment securities sold	53,844
Other assets	307,771
Total assets	11,051,979,232
Liabilities
Payables:
Fund shares redeemed	13,303,665
Investment securities purchased	8,815,898
Manager (See Note 3)	4,656,381
NYLIFE Distributors (See Note 3)	794,313
Transfer agent (See Note 3)	619,443
Professional fees	143,437
Shareholder communication	95,289
Custodian	32,110
Accrued expenses	5,195
Distributions payable	9,108,392
Total liabilities	37,574,123
Net assets	$11,014,405,109
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 817,926
Additional paid-in-capital	10,232,198,012
10,233,015,938
Total distributable earnings (loss)	781,389,171
Net assets	$11,014,405,109
Class A
Net assets applicable to outstanding shares	$2,495,412,873
Shares of beneficial interest outstanding	185,318,578
Net asset value per share outstanding	$ 13.47
Maximum sales charge (4.50% of offering price)	0.63
Maximum offering price per share outstanding	$ 14.10
Investor Class
Net assets applicable to outstanding shares	$ 5,393,784
Shares of beneficial interest outstanding	401,037
Net asset value per share outstanding	$ 13.45
Maximum sales charge (4.00% of offering price)	0.56
Maximum offering price per share outstanding	$ 14.01
Class C
Net assets applicable to outstanding shares	$ 350,530,811
Shares of beneficial interest outstanding	26,095,250
Net asset value and offering price per share outstanding	$ 13.43
Class I
Net assets applicable to outstanding shares	$7,099,180,664
Shares of beneficial interest outstanding	527,093,282
Net asset value and offering price per share outstanding	$ 13.47
Class R6
Net assets applicable to outstanding shares	$1,063,886,977
Shares of beneficial interest outstanding	79,017,860
Net asset value and offering price per share outstanding	$ 13.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$185,390,861
Dividends	1,690,795
Other	60
Total income	187,081,716
Expenses
Manager (See Note 3)	25,550,887
Distribution/Service—Class A (See Note 3)	2,829,367
Distribution/Service—Investor Class (See Note 3)	6,638
Distribution/Service—Class C (See Note 3)	1,803,877
Transfer agent (See Note 3)	2,101,748
Professional fees	269,290
Registration	168,137
Shareholder communication	133,650
Trustees	90,498
Insurance	36,745
Custodian	36,231
Miscellaneous	100,779
Total expenses	33,127,847
Net investment income (loss)	153,953,869
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	5,671,646
Futures transactions	3,492,147
Net realized gain (loss)	9,163,793
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	510,413,149
Futures contracts	247,691
Net change in unrealized appreciation (depreciation)	510,660,840
Net realized and unrealized gain (loss)	519,824,633
Net increase (decrease) in net assets resulting from operations	$673,778,502
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay MacKay High Yield Municipal Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 153,953,869	$ 239,107,464
Net realized gain (loss)	9,163,793	(18,447,907)
Net change in unrealized appreciation (depreciation)	510,660,840	(134,096,371)
Net increase (decrease) in net assets resulting from operations	673,778,502	86,563,186
Distributions to shareholders:
Class A	(36,203,567)	(71,801,368)
Investor Class	(84,903)	(178,402)
Class C	(4,419,465)	(10,617,139)
Class I	(107,107,146)	(171,136,444)
Class R6	(14,914,659)	(1,490,352)
Total distributions to shareholders	(162,729,740)	(255,223,705)
Capital share transactions:
Net proceeds from sales of shares	2,887,501,802	4,385,326,767
Net asset value of shares issued to shareholder in reinvestment of distributions	108,556,127	184,287,567
Cost of shares redeemed	(996,414,733)	(2,962,509,546)
Increase (decrease) in net assets derived from capital share transactions	1,999,643,196	1,607,104,788
Net increase (decrease) in net assets	2,510,691,958	1,438,444,269
Net Assets
Beginning of period	8,503,713,151	7,065,268,882
End of period	$11,014,405,109	$ 8,503,713,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.75	$ 12.98	$ 12.33	$ 12.32	$ 12.52	$ 12.04
Net investment income (loss)	0.20	0.40	0.47	0.48	0.49	0.49
Net realized and unrealized gain (loss) on investments	0.73	(0.20)	0.66	0.01	(0.19)	0.51
Total from investment operations	0.93	0.20	1.13	0.49	0.30	1.00
Less distributions:
From net investment income	(0.21)	(0.43)	(0.47)	(0.48)	(0.49)	(0.49)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)	(0.03)
Total distributions	(0.21)	(0.43)	(0.48)	(0.48)	(0.50)	(0.52)
Net asset value at end of period	$ 13.47	$ 12.75	$ 12.98	$ 12.33	$ 12.32	$ 12.52
Total investment return (a)	7.34%	1.60%	9.28%	4.03%	2.48%	8.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%††	3.15%	3.69%	3.84%	3.99%	3.91%
Net expenses (b)	0.84%††	0.86%	0.87%	0.87%	0.87%	0.87%
Portfolio turnover rate	4% (c)	37% (c)	27% (c)	32%	34%	41%
Net assets at end of period (in 000’s)	$ 2,495,413	$ 2,073,226	$ 2,210,862	$ 1,616,061	$ 882,736	$ 874,512

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.73	$ 12.96	$ 12.32	$ 12.30	$ 12.50	$ 12.02
Net investment income (loss)	0.20	0.40	0.47	0.48	0.49	0.49
Net realized and unrealized gain (loss) on investments	0.73	(0.20)	0.65	0.02	(0.19)	0.51
Total from investment operations	0.93	0.20	1.12	0.50	0.30	1.00
Less distributions:
From net investment income	(0.21)	(0.43)	(0.47)	(0.48)	(0.49)	(0.49)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)	(0.03)
Total distributions	(0.21)	(0.43)	(0.48)	(0.48)	(0.50)	(0.52)
Net asset value at end of period	$ 13.45	$ 12.73	$ 12.96	$ 12.32	$ 12.30	$ 12.50
Total investment return (a)	7.34%	1.59%	9.19%	4.10%	2.45%	8.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.07%††	3.15%	3.69%	3.85%	3.98%	3.90%
Net expenses (b)	0.86%††	0.87%	0.88%	0.89%	0.90%	0.90%
Portfolio turnover rate	4% (c)	37% (c)	27% (c)	32%	34%	41%
Net assets at end of period (in 000’s)	$ 5,394	$ 5,211	$ 5,449	$ 4,383	$ 3,483	$ 4,249

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.71	$ 12.95	$ 12.30	$ 12.29	$ 12.49	$ 12.01
Net investment income (loss)	0.14	0.29	0.37	0.39	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.74	(0.20)	0.66	0.01	(0.19)	0.51
Total from investment operations	0.88	0.09	1.03	0.40	0.20	0.90
Less distributions:
From net investment income	(0.16)	(0.33)	(0.37)	(0.39)	(0.39)	(0.39)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)	(0.03)
Total distributions	(0.16)	(0.33)	(0.38)	(0.39)	(0.40)	(0.42)
Net asset value at end of period	$ 13.43	$ 12.71	$ 12.95	$ 12.30	$ 12.29	$ 12.49
Total investment return (a)	6.95%	0.75%	8.47%	3.24%	1.69%	7.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%††	2.41%	2.94%	3.11%	3.22%	3.14%
Net expenses (b)	1.61%††	1.62%	1.63%	1.63%	1.65%	1.65%
Portfolio turnover rate	4% (c)	37% (c)	27% (c)	32%	34%	41%
Net assets at end of period (in 000’s)	$ 350,531	$ 355,498	$ 433,318	$ 396,092	$ 395,042	$ 401,279

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.75	$ 12.98	$ 12.34	$ 12.32	$ 12.52	$ 12.04
Net investment income (loss)	0.22	0.45	0.50	0.51	0.52	0.52
Net realized and unrealized gain (loss) on investments	0.73	(0.22)	0.65	0.02	(0.19)	0.51
Total from investment operations	0.95	0.23	1.15	0.53	0.33	1.03
Less distributions:
From net investment income	(0.23)	(0.46)	(0.50)	(0.51)	(0.52)	(0.52)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)	(0.03)
Total distributions	(0.23)	(0.46)	(0.51)	(0.51)	(0.53)	(0.55)
Net asset value at end of period	$ 13.47	$ 12.75	$ 12.98	$ 12.34	$ 12.32	$ 12.52
Total investment return (a)	7.47%	1.86%	9.46%	4.38%	2.74%	8.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%††	3.38%	3.93%	4.09%	4.21%	4.16%
Net expenses (b)	0.59%††	0.61%	0.62%	0.62%	0.62%	0.62%
Portfolio turnover rate	4% (c)	37% (c)	27% (c)	32%	34%	41%
Net assets at end of period (in 000’s)	$ 7,099,181	$ 6,063,243	$ 4,415,639	$ 3,024,665	$ 2,094,251	$ 1,420,936

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	November 1, 2019^ through October 31,
Class R6		2020
Net asset value at beginning of period	$ 12.74	$ 12.98
Net investment income (loss)	0.22	0.43(a)
Net realized and unrealized gain (loss) on investments	0.73	(0.21)
Total from investment operations	0.95	0.22
Less distributions:
From net investment income	(0.23)	(0.46)
From net realized gain on investments	—	(0.00)‡
Total distributions	(0.23)	(0.46)
Net asset value at end of period	$ 13.46	$ 12.74
Total investment return (b)	7.50%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%††	3.40%
Net expenses (c)	0.55%††	0.56%
Portfolio turnover rate (d)	4%	37%
Net assets at end of period (in 000’s)	$ 1,063,887	$ 6,535

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
74	MainStay MacKay High Yield Municipal Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
SIMPLE Class	N/A*

•	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for

75

Notes to Financial Statements (Unaudited) (continued)
review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may

76	MainStay MacKay High Yield Municipal Bond Fund

receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
77

Notes to Financial Statements (Unaudited) (continued)
Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.

78	MainStay MacKay High Yield Municipal Bond Fund

(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2021, 32.4% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,112,338	$1,112,338
Total Fair Value	$1,112,338	$1,112,338

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$3,492,147	$3,492,147
Total Net Realized Gain (Loss)	$3,492,147	$3,492,147

79

Notes to Financial Statements (Unaudited) (continued)
Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$247,691	$247,691
Total Net Change in Unrealized Appreciation (Depreciation)	$247,691	$247,691

Average Notional Amount	Total
Futures Contracts Short	$(41,161,458)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% from $7 billion to $9 billion and 0.50% in excess of $9 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.53 of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion and 0.51% in excess of $7 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $25,550,887 and paid the Subadvisor fees in the amount of $12,776,505. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

80	MainStay MacKay High Yield Municipal Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $75,900 and $1,012, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2021, of $138,974 and $10,980, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 522,354	$—
Investor Class	1,802	—
Class C	122,446	—
Class I	1,437,938	—
Class R6	17,208	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$27,284	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$9,837,353,423	$865,338,360	$(34,485,100)	$830,853,260
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $24,019,977 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$24,020	$—
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 13,759,472
Long-Term Capital Gains	110,318
Exempt Interest Dividends	241,353,915
Total	$255,223,705
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees
81

Notes to Financial Statements (Unaudited) (continued)
which totaled $4,404 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $2,393,943 and $410,364, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended April 30, 2021, such purchases were $6,059.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	34,752,124	$ 460,837,770
Shares issued to shareholders in reinvestment of distributions	2,292,025	30,434,964
Shares redeemed	(14,659,028)	(193,983,039)
Net increase (decrease) in shares outstanding before conversion	22,385,121	297,289,695
Shares converted into Class A (See Note 1)	371,793	4,946,960
Shares converted from Class A (See Note 1)	(101,113)	(1,321,313)
Net increase (decrease)	22,655,801	$ 300,915,342
Year ended October 31, 2020:
Shares sold	64,134,306	$ 808,878,188
Shares issued to shareholders in reinvestment of distributions	4,927,540	62,683,454
Shares redeemed	(76,759,902)	(949,839,658)
Net increase (decrease) in shares outstanding before conversion	(7,698,056)	(78,278,016)
Shares converted into Class A (See Note 1)	237,167	3,013,015
Shares converted from Class A (See Note 1)	(221,310)	(2,861,337)
Net increase (decrease)	(7,682,199)	$ (78,126,338)

82	MainStay MacKay High Yield Municipal Bond Fund

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	50,484	$ 669,780
Shares issued to shareholders in reinvestment of distributions	6,220	82,442
Shares redeemed	(23,520)	(312,472)
Net increase (decrease) in shares outstanding before conversion	33,184	439,750
Shares converted into Investor Class (See Note 1)	19,864	263,865
Shares converted from Investor Class (See Note 1)	(61,337)	(811,568)
Net increase (decrease)	(8,289)	$ (107,953)
Year ended October 31, 2020:
Shares sold	199,492	$ 2,547,545
Shares issued to shareholders in reinvestment of distributions	13,647	173,248
Shares redeemed	(73,368)	(934,794)
Net increase (decrease) in shares outstanding before conversion	139,771	1,785,999
Shares converted into Investor Class (See Note 1)	5,726	70,787
Shares converted from Investor Class (See Note 1)	(156,569)	(1,993,820)
Net increase (decrease)	(11,072)	$ (137,034)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,387,047	$ 31,613,528
Shares issued to shareholders in reinvestment of distributions	273,731	3,622,759
Shares redeemed	(4,335,397)	(57,416,811)
Net increase (decrease) in shares outstanding before conversion	(1,674,619)	(22,180,524)
Shares converted from Class C (See Note 1)	(189,506)	(2,505,498)
Net increase (decrease)	(1,864,125)	$ (24,686,022)
Year ended October 31, 2020:
Shares sold	5,029,236	$ 63,935,114
Shares issued to shareholders in reinvestment of distributions	626,019	7,935,493
Shares redeemed	(11,060,398)	(139,104,400)
Net increase (decrease) in shares outstanding before conversion	(5,405,143)	(67,233,793)
Shares converted from Class C (See Note 1)	(103,459)	(1,309,737)
Net increase (decrease)	(5,508,602)	$ (68,543,530)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	150,680,963	$ 1,998,054,836
Shares issued to shareholders in reinvestment of distributions	5,585,707	74,209,606
Shares redeemed	(46,749,142)	(620,336,908)
Net increase (decrease) in shares outstanding before conversion	109,517,528	1,451,927,534
Shares converted into Class I (See Note 1)	128,133	1,681,738
Shares converted from Class I (See Note 1)	(58,124,631)	(753,324,570)
Net increase (decrease)	51,521,030	$ 700,284,702
Year ended October 31, 2020:
Shares sold	276,884,232	$ 3,499,814,791
Shares issued to shareholders in reinvestment of distributions	8,804,329	112,056,531
Shares redeemed	(143,249,946)	(1,776,211,777)
Net increase (decrease) in shares outstanding before conversion	142,438,615	1,835,659,545
Shares converted into Class I (See Note 1)	237,826	3,081,092
Shares converted from Class I (See Note 1)	(7,232,876)	(93,882,728)
Net increase (decrease)	135,443,565	$ 1,744,857,909

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	29,830,858	$ 396,325,888
Shares issued to shareholders in reinvestment of distributions	15,520	206,356
Shares redeemed	(9,342,490)	(124,365,503)
Net increase (decrease) in shares outstanding before conversion	20,503,888	272,166,741
Shares converted into Class R6 (See Note 1)	58,179,043	753,452,955
Shares converted from Class R6 (See Note 1)	(178,088)	(2,382,569)
Net increase (decrease)	78,504,843	$ 1,023,237,127
Year ended October 31, 2020:(a)
Shares sold	784,866	$ 10,151,129
Shares issued to shareholders in reinvestment of distributions	111,721	1,438,841
Shares redeemed	(7,616,446)	(96,418,917)
Net increase (decrease) in shares outstanding before conversion	(6,719,859)	(84,828,947)
Shares converted into Class R6 (See Note 1)	7,232,876	93,882,728
Net increase (decrease)	513,017	$ 9,053,781

(a)	The inception date of the class was November 1, 2019.
83

Notes to Financial Statements (Unaudited) (continued)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
84	MainStay MacKay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

85

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

86	MainStay MacKay High Yield Municipal Bond Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
87

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that New York Life Investments proposed, and the Board had approved, an additional management fee breakpoint for the Fund, effective February 28, 2021.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

88	MainStay MacKay High Yield Municipal Bond Fund

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
89

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
90	MainStay MacKay High Yield Municipal Bond Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738288MS071-21	MSMHY10-06/21
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	5/14/2012	-0.26%	6.22%	2.82%	3.95%	0.75%
		Excluding sales charges		4.44	11.23	3.77	4.48	0.75
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	5/14/2012	0.26	6.21	2.80	3.88	0.77
		Excluding sales charges		4.44	11.22	3.75	4.42	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	5/14/2012	3.30	9.83	3.49	4.15	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.30	10.83	3.49	4.15	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	3.12	2.60	N/A	N/A	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.12	3.60	N/A	N/A	1.17
Class I Shares	No Sales Charge		5/14/2012	4.57	11.39	4.03	4.75	0.50
Class R6 Shares	No Sales Charge		11/1/2019	4.58	11.42	N/A	4.81	0.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays New York Municipal Bond Index[1]	3.50%	8.00%	3.24%	3.48%
Morningstar Muni New York Long Category Average[2]	4.48	10.35	3.44	3.42

1.	The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market valueweighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,044.40	$3.80	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$1,044.40	$3.85	$1,021.03	$3.81	0.76%
Class C Shares	$1,000.00	$1,043.00	$5.12	$1,019.79	$5.06	1.01%
Class C2 Shares	$1,000.00	$1,041.20	$5.82	$1,019.09	$5.76	1.15%
Class I Shares	$1,000.00	$1,045.70	$2.54	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,045.80	$2.38	$1,022.46	$2.36	0.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Other Revenue	35.0%
Education	14.1
Transportation	12.5
Hospital	12.2
General Obligation	9.1
Water & Sewer	5.9
Utilities	3.0
Housing	1.9
Development	0.2%
Certificate of Participation/Lease	0.1
Multi–Family Housing	0.0‡
Closed–End Funds	0.1
Short–Term Investment	4.2
Other Assets, Less Liabilities	1.7
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	New York State Dormitory Authority, 0.15%-6.00%, due 7/1/32–7/1/53
2.	New York Transportation Development Corp., 4.00%-5.375%, due 8/1/26–4/30/53
3.	Metropolitan Transportation Authority, 4.00%-5.25%, due 5/15/22–11/15/52
4.	Triborough Bridge & Tunnel Authority, 0.085%-5.00%, due 1/1/32–11/15/54
5.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49
6.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–6/1/52
7.	Monroe County Industrial Development Corp., 4.00%-5.00%, due 6/1/24–7/1/50
8.	Brookhaven Local Development Corp., 3.375%-5.25%, due 10/1/33–11/1/55
9.	New York City Housing Development Corp., 3.00%-5.00%, due 7/1/23–2/15/48
10.	New York City Water & Sewer System, 0.04%-5.00%, due 6/15/34–6/15/50

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 4.57%, outperforming the 3.50% return of the Fund’s primary benchmark, the Bloomberg Barclays New York Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 4.48% return of the Morningstar Muni New York Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both tax-exempt and taxable investment-grade municipal bonds posted positive returns. However, the high-yield segment of the market outperformed both investment-grade and taxable municipal bonds as investors extended out the yield curve2 and went down the rating scale looking for yield. Furthermore, relative performance in the long end outperformed short-end maturities.
In addition, municipal demand was revived with the availability of COVID-19 vaccines and the growing expectation of the impact of the American Rescue Plan Act of 2021 on the fiscal health of states, local governments and various municipal government agencies and authorities.
During this period, the Fund outperformed the Bloomberg Barclays New York Municipal Bond Index primarily due to security selection among, and underweight exposure to, higher-quality investment-grade bonds. From a geographic perspective, overweight exposure to bonds from Puerto Rico also made positive contributions to relative performance. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held a small position in U.S. Treasury futures that had minimal impact on relative performance.
What was the Fund’s duration3 strategy during the reporting period?
During the reporting period, the Fund maintained a longer duration posture than the benchmark. The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. Because the Fund’s investable universe is broader than that of the Bloomberg Barclays New York Municipal Bond Index, the Fund’s duration may differ from that of the Index. As of April 30, 2021, the Fund’s modified duration to worst4 was 5.40 years, while the Index had a modified duration to worst of 4.77 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection in the special tax, education and IDR/PCR (industry development revenue/pollution control revenue) sectors made positive contributions to the Fund’s relative performance. Conversely, underweight exposure to the transportation sector was a drag on relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, had an impact on the Fund's performance during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the sector allocations. There was an increase in the Fund’s allocation to the other revenue, special tax and leasing sectors. Conversely, there was a decrease in the Fund’s allocation to the prerefunded/ETM (escrowed to maturity), education and hospital sectors. Across geography, consistent with the team's 2021 Municipal Market Insights,5 the Fund increased its state exposure to bonds from Puerto Rico. Lastly, the Fund increased its credit exposure to bonds rated CCC and CC, while decreasing its credit exposure to bonds rated A and B.6
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight positions relative to the Bloomberg Barclays New York Municipal Bond Index in the hospital and education sectors. The Fund also held overweight exposure to bonds from Puerto Rico, which are not held in the benchmark, and an overweight position in credits rated BBB.7
As of the same date, the Fund held relatively underweight exposure to the special tax and transportation sectors. Other underweight exposures relative to the benchmark included AA-rated8 securities and bonds with maturities of five to ten years.
5.	To view the 2021 Municipal Market Insights visit newyorklifeinvestments.com/insights.
6.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its commitment on the obligation is still strong. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated 'CC' by S&P is deemed by S&P to be currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Municipal Bonds 94.0%
Long-Term Municipal Bonds 91.9%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate Participation
Insured: AGM ST AID WITHHLDG
4.00%, due 6/1/34	$ 650,000	$ 724,661
Insured: AGM ST AID WITHHLDG
4.00%, due 6/1/35	850,000	945,991
		1,670,652
Development 0.2%
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,060,270
5.00%, due 8/1/42	1,000,000	1,060,269
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	500,000	573,472
		2,694,011
Education 14.1%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	167,256
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	2,616,045
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A
5.00%, due 4/1/27	1,205,000	1,208,649
Series A
5.00%, due 4/1/37	1,000,000	1,002,076
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	1,049,004
5.00%, due 10/1/43	2,000,000	2,237,076
5.00%, due 10/1/48	2,000,000	2,224,509
	Principal Amount	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	$ 1,000,000	$ 1,153,008
Series A
4.00%, due 11/1/50	5,000,000	5,659,329
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	500,000	554,411
Series A
5.00%, due 8/1/52	3,995,000	4,417,791
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,285,619
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	800,000	908,122
Series A
5.50%, due 5/1/48	1,500,000	1,708,556
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,645,075
5.00%, due 8/1/47	240,000	281,738
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	2,721,060
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	1,000,000	1,131,888
Series A
5.00%, due 6/1/37	1,500,000	1,682,733
Series A
5.00%, due 6/1/47	3,100,000	3,436,549
Series A
5.00%, due 6/1/52	1,500,000	1,659,764
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	4,383,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., New York Law School Project, Revenue Bonds (continued)
5.00%, due 7/1/33	$ 1,520,000	$ 1,699,392
5.00%, due 7/1/41	1,050,000	1,160,420
County of Cattaraugus, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,298,315
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/40	1,100,000	1,330,834
Series A
5.00%, due 7/1/51	1,000,000	1,189,046
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	375,000	428,595
Series A-1
5.00%, due 7/1/33	700,000	795,714
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A
5.00%, due 7/1/39	1,000,000	1,089,779
5.00%, due 7/1/43	2,000,000	2,489,981
5.00%, due 7/1/48	4,000,000	4,980,295
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	1,046,949
5.00%, due 7/1/43	1,020,000	1,213,227
5.00%, due 7/1/48	1,100,000	1,300,457
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds
Series A
5.00%, due 7/1/29	1,000,000	1,056,831
	Principal Amount	Value

Education (continued)
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	$ 1,695,000	$ 1,844,479
Monroe County Industrial Development Corp., St John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	345,137
Monroe County Industrial Development Corp., University of Rochester, Revenue Bonds
Series C
4.00%, due 7/1/43	3,000,000	3,392,010
Series D
4.00%, due 7/1/43	2,470,000	2,792,755
Series A
4.00%, due 7/1/50	6,500,000	7,540,430
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	1,650,000	2,048,602
New York State Dormitory Authority, Culinary Institute of America (The), Revenue Bonds
6.00%, due 7/1/38	1,500,000	1,505,208
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/50	13,330,000	15,239,020
Series A
5.00%, due 7/1/41	1,075,000	1,289,548
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	200,000	200,057
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	210,000	243,912

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/43	$ 2,950,000	$ 3,281,820
Series A
4.00%, due 7/1/45	9,675,000	11,249,462
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	415,665
Series A
4.25%, due 5/1/42	450,000	467,087
New York State Dormitory Authority, Rockefeller University (The), Revenue Bonds
Series C
4.00%, due 7/1/49	7,055,000	8,159,385
New York State Dormitory Authority, St Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	222,118
5.00%, due 7/1/51	1,475,000	1,746,923
New York State Dormitory Authority, St Lawrence-Lewis Board of Cooperative Educational Services, Revenue Bonds
Series A
4.00%, due 8/15/42	5,500,000	6,136,262
Series B, Insured: BAM
4.00%, due 8/15/45	4,320,000	4,796,153
Series B, Insured: BAM
4.00%, due 8/15/50	1,340,000	1,481,149
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/42	5,000,000	5,702,903
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	3,725,325
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/41	5,165,000	6,098,491
4.00%, due 12/1/47	4,000,000	4,674,319
4.00%, due 12/1/49	2,000,000	2,331,917
	Principal Amount	Value

Education (continued)
Orange County Funding Corp., Mount St Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	$ 1,010,000	$ 1,040,260
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series 2013A
7.00%, due 8/1/43	925,000	1,011,017
Series 2013A
7.00%, due 8/1/48	730,000	796,585
St Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,387,710
5.375%, due 9/1/41	200,000	202,224
St Lawrence County Industrial Development Agency, St Lawrence University, Revenue Bonds
Series A
4.00%, due 7/1/43	3,000,000	3,339,013
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	1,000,000	1,078,853
Series 2020A, Insured: State Aid Withholding
4.00%, due 5/1/36	1,500,000	1,756,961
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,172,243
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	219,839
Series A
5.00%, due 10/15/39	840,000	970,628
Series A
5.00%, due 10/15/49	640,000	724,668
5.00%, due 10/15/50	1,350,000	1,542,013
		178,386,026
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation 9.1%
City of Buffalo NY, Limited General Obligation
Series A
5.00%, due 4/1/27	$ 500,000	$ 607,512
Series A
5.00%, due 4/1/28	400,000	484,065
City of Glens Falls NY, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	500,000	567,267
Insured: AGM
4.00%, due 1/15/32	315,000	356,386
Insured: AGM
4.00%, due 1/15/33	250,000	282,118
City of New York NY, Unlimited General Obligation
Series C
4.00%, due 8/1/40	4,200,000	4,949,781
Series C
4.00%, due 8/1/41	4,885,000	5,736,434
Series A-1, Insured: BAM
4.00%, due 8/1/44	4,930,000	5,677,489
Series D-1, Insured: BAM
4.00%, due 3/1/50	5,440,000	6,288,630
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	725,000	754,385
Series A
5.50%, due 6/15/31	500,000	529,818
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	42,345
5.50%, due 4/15/24	45,000	48,659
5.50%, due 4/15/26	50,000	54,741
5.50%, due 4/15/28	55,000	59,466
City of Plattsburgh NY, Limited General Obligation
Series B, Insured: AGM
5.00%, due 9/15/21	450,000	457,216
Series B, Insured: AGM
5.00%, due 9/15/22	455,000	481,764
Series B, Insured: AGM
5.00%, due 9/15/24	510,000	582,696
Series B, Insured: AGM
5.00%, due 9/15/25	470,000	553,534
	Principal Amount	Value

General Obligation (continued)
City of Plattsburgh NY, Limited General Obligation (continued)
Series B, Insured: AGM
5.00%, due 9/15/26	$ 395,000	$ 478,244
City of Poughkeepsie NY, Limited General Obligation
2.50%, due 4/29/22	770,000	781,413
5.00%, due 6/1/31	600,000	668,936
City of Yonkers NY, Limited General Obligation
Series B, Insured: AGM ST AID WITHHLDG
3.00%, due 2/15/39	600,000	650,584
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,728,149
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,832,637
Series A, Insured: AGM
4.00%, due 2/15/36	700,000	838,976
Series B, Insured: AGM ST AID WITHHLDG
4.00%, due 2/15/36	740,000	886,917
Series A, Insured: BAM
4.00%, due 5/1/36	1,700,000	1,996,543
Series A, Insured: BAM
4.00%, due 5/1/37	2,000,000	2,338,019
Series B, Insured: AGM ST AID WITHHLDG
4.00%, due 2/15/38	1,300,000	1,546,512
Series A, Insured: AGM
5.00%, due 2/15/32	850,000	1,130,168
Series B, Insured: AGM ST AID WITHHLDG
5.00%, due 2/15/32	855,000	1,136,816
Series A, Insured: AGM
5.00%, due 2/15/34	600,000	789,672
Series B, Insured: AGM ST AID WITHHLDG
5.00%, due 2/15/34	750,000	987,888
City of Yonkers NY, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 5/1/39	2,000,000	2,322,565
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-IBC
5.00%, due 7/1/28	150,000	153,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM
5.00%, due 7/1/35	$ 835,000	$ 868,694
Series A, Insured: AGM
5.375%, due 7/1/25	340,000	343,945
Series C
6.00%, due 7/1/35 (b)(c)	1,000,000	845,000
Series B
6.00%, due 7/1/39 (b)(c)	5,000,000	4,475,000
County of Clinton, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (d)	1,500,000	1,623,745
County of Nassau, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/49	10,000,000	12,572,344
County of Onondaga, Limited General Obligation
3.00%, due 6/1/39	2,150,000	2,272,046
3.25%, due 4/15/34	1,250,000	1,331,142
County of Rockland, Limited General Obligation
Insured: BAM
5.00%, due 6/1/24	500,000	570,905
Insured: BAM
5.00%, due 6/1/25	560,000	661,508
Insured: BAM
5.00%, due 6/1/26	550,000	670,075
County of Rockland, Various Purpopse, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	1,017,288
Insured: AGM
4.00%, due 5/1/45	950,000	1,054,632
Insured: AGM
4.00%, due 5/1/46	985,000	1,092,777
Insured: AGM
4.00%, due 5/1/48	1,065,000	1,180,238
County of Suffolk, Limited General Obligation
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,487,742
	Principal Amount	Value

General Obligation (continued)
County of Suffolk, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	$ 5,480,000	$ 5,831,231
Series B, Insured: AGM
3.00%, due 10/15/33	2,400,000	2,539,193
Series B, Insured: AGM
3.00%, due 10/15/34	5,740,000	6,052,788
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	752,921
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	761,931
Genesee Valley Central School District, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
4.00%, due 6/15/30	665,000	683,685
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	1,015,000	1,081,646
Insured: State Aid Withholding
3.50%, due 3/15/45	1,055,000	1,122,644
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	1,203,449
Lackawanna City School District, Unlimited General Obligation
Insured: BAM
4.00%, due 6/15/32	745,000	834,821
Niagara Falls City School District, Unlimited General Obligation
Insured: BAM
5.00%, due 6/15/27	960,000	1,176,737
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
3.00%, due 5/1/33	400,000	425,632
Town of Oyster Bay, Limited General Obligation
Insured: AGM
4.00%, due 8/1/30	365,000	380,673
Town of Oyster Bay, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,870,850
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Town of Oyster Bay, Public Improvement Project, Limited General Obligation (continued)
Series A, Insured: BAM
5.00%, due 1/15/28	$ 500,000	$ 556,569
Village of Valley Stream, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	490,000	539,436
Insured: BAM
4.00%, due 4/1/34	510,000	560,051
Insured: BAM
4.00%, due 4/1/35	530,000	581,553
Insured: BAM
4.00%, due 4/1/36	550,000	601,869
Insured: BAM
4.00%, due 4/1/37	570,000	621,715
West Islip Union Free School District, Limited General Obligation
Insured: State Aid Withholding
1.75%, due 6/21/21	2,650,000	2,655,008
		114,683,803
Hospital 12.2%
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
3.375%, due 10/1/40	7,990,000	8,495,735
Series A
4.00%, due 10/1/45	3,500,000	3,938,979
Series A
5.00%, due 10/1/33	1,000,000	1,275,442
Series A
5.00%, due 10/1/35	1,000,000	1,261,632
Series A
5.00%, due 10/1/50	6,250,000	7,673,384
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/45	13,050,000	13,465,486
Insured: AGM
3.00%, due 4/1/50	2,550,000	2,622,646
	Principal Amount	Value

Hospital (continued)
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds (continued)
Insured: AGM
4.00%, due 4/1/39	$ 700,000	$ 813,173
Insured: AGM
4.00%, due 4/1/50	4,265,000	4,802,441
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/44	600,000	683,473
4.00%, due 7/1/49	1,300,000	1,466,832
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series B
5.00%, due 7/1/46	6,000,000	6,822,280
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	2,705,000	3,011,809
Series A
4.00%, due 11/1/47	880,000	929,289
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	3,100,000	3,537,613
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
4.00%, due 12/1/37	1,000,000	1,111,600
Series A
5.00%, due 12/1/32	540,000	571,184
Series A
5.00%, due 12/1/42	1,000,000	1,049,695
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
Series A
4.00%, due 12/1/46	750,000	856,806

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	$ 250,000	$ 278,620
New York State Dormitory Authority, Catholic Health System Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/45	3,490,000	3,956,104
Series A
5.00%, due 7/1/32	600,000	626,118
Series B
5.00%, due 7/1/32	390,000	406,977
New York State Dormitory Authority, Maimonides Medical Center, Revenue Bonds
Insured: FHA 241
3.00%, due 2/1/50	14,000,000	14,677,624
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/38	8,500,000	10,016,970
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/36	5,750,000	6,530,485
Series A
4.00%, due 8/1/37	2,750,000	3,115,074
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds
Series B
5.00%, due 5/1/39	1,500,000	1,557,850
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds
Series B-3
5.00%, due 5/1/48 (e)	5,000,000	5,949,796
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	750,000	799,448
	Principal Amount	Value

Hospital (continued)
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds (continued)
Series A
4.00%, due 7/1/40	$ 1,000,000	$ 1,118,209
Series A
4.00%, due 7/1/50	9,830,000	11,439,084
Series A
4.00%, due 7/1/53	3,545,000	4,115,403
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/32	800,000	932,460
5.00%, due 12/1/34	3,500,000	4,048,926
5.00%, due 12/1/35	100,000	112,516
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	4,150,000	4,316,932
Series A, Insured: AGM
4.00%, due 12/1/32	1,000,000	1,166,824
Series A, Insured: AGM
4.00%, due 12/1/33	1,255,000	1,457,109
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,835,629
Series A, Insured: AGM
4.00%, due 12/1/36	1,650,000	1,899,999
Series A, Insured: AGM
4.00%, due 12/1/37	1,155,000	1,326,201
Series A, Insured: AGM
4.00%, due 12/1/38	1,000,000	1,145,251
Series A, Insured: AGM
4.00%, due 12/1/49	4,000,000	4,491,993
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	279,032
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds
5.00%, due 11/1/46	2,500,000	2,811,421
		154,801,554
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing 1.9%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	$ 600,000	$ 710,787
Series A
5.00%, due 5/1/30	350,000	412,393
Series A
5.00%, due 5/1/31	200,000	234,913
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/45	2,000,000	2,343,960
New York City Housing Development Corp.
Series 2014-8SPR, Class D
3.00%, due 2/15/48	7,900,000	8,089,569
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	2,950,000	3,000,313
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series 2019A
4.00%, due 7/1/49	3,050,000	3,475,531
Series A
5.00%, due 7/1/43	1,500,000	1,811,813
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/22	325,000	338,652
Series A
5.00%, due 10/1/24	400,000	436,713
Series A
5.00%, due 10/1/25	250,000	278,139
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	217,175
5.00%, due 6/1/30	330,000	385,129
5.00%, due 6/1/31	320,000	371,673
	Principal Amount	Value

Housing (continued)
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds (continued)
5.00%, due 6/1/37	$ 1,000,000	$ 1,143,105
5.00%, due 6/1/42	1,000,000	1,131,044
		24,380,909
Multi-Family Housing 0.0% ‡
Rensselaer Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds
Series 2012A
5.00%, due 12/1/47	175,000	188,087
Other Revenue 34.2%
Battery Park City Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
4.00%, due 11/1/44	4,355,000	5,184,248
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	3,565,000	3,797,923
5.25%, due 11/1/36	1,130,000	1,309,266
Build NYC Resource Corp., Bronx Charter School for Excellence Project, Revenue Bonds
Series A
5.50%, due 4/1/43	1,160,000	1,223,658
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(d)	4,305,000	4,818,110
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	2,093,532
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	750,000	789,893
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	390,716
5.625%, due 5/15/43	2,300,000	2,312,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
City of New York, Alvin Ailey Dance Foundation, Inc., Revenue Bonds
Series A
4.00%, due 7/1/46	$ 1,515,000	$ 1,656,836
City of New York, American Museum of Natural History (The), Revenue Bonds
Series A
5.00%, due 7/1/41	1,000,000	1,128,414
City of New York, Museum of Modern Art (The), Revenue Bonds
Series 2016-ONE-E
4.00%, due 4/1/30	1,200,000	1,387,786
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	550,000	586,933
Insured: AGM
3.25%, due 9/1/40	570,000	606,929
Insured: AGM
3.25%, due 9/1/42	610,000	646,571
Insured: AGM
3.25%, due 9/1/43	630,000	670,110
Insured: AGM
3.25%, due 9/1/44	650,000	690,550
Insured: AGM
3.375%, due 9/1/38	535,000	579,211
Insured: AGM
3.50%, due 9/1/37	515,000	566,047
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds
5.00%, due 7/1/39	1,000,000	1,117,219
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (d)
5.00%, due 1/1/25	1,000,000	1,150,710
5.00%, due 1/1/26	1,000,000	1,184,336
Erie Tobacco Asset Securitization Corp., Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	3,977,237
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	4,205,584	3,606,288
	Principal Amount	Value

Other Revenue (continued)
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A
4.00%, due 2/15/44	$ 4,000,000	$ 4,476,080
Series A
5.00%, due 2/15/42	7,500,000	8,897,267
Hudson Yards Infrastructure Corp., Revenue Bonds, Senior Lien
Series A
5.25%, due 2/15/47	1,320,000	1,324,660
Series A
5.75%, due 2/15/47	755,000	758,047
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	964,121
Series A
5.25%, due 7/1/56	2,500,000	2,650,871
Long Island Power Authority, Revenue Bonds
Series A
4.00%, due 9/1/38	2,000,000	2,318,765
Series A
4.00%, due 9/1/39	4,750,000	5,652,271
Series A
4.00%, due 9/1/40	550,000	652,463
5.00%, due 9/1/42	2,000,000	2,453,594
Series A
5.00%, due 9/1/44	2,000,000	2,258,195
Series B
5.00%, due 9/1/45	1,000,000	1,157,459
Series B
5.00%, due 9/1/46	245,000	289,905
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/37	2,000,000	2,516,550
5.00%, due 9/1/38	1,000,000	1,255,459
5.00%, due 9/1/39	1,000,000	1,252,944
Metropolitan Transportation Authority, Metropolitan Transportation Authority Dedicated Tax Fund, Green Bond, Revenue Bonds
Series B-2
5.25%, due 11/15/33	5,000,000	6,257,230
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/40	$ 2,500,000	$ 2,744,118
5.00%, due 1/1/50	2,400,000	2,609,209
Nassau County Tobacco Settlement Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	750,000	759,931
Series A-3
5.125%, due 6/1/46	4,015,000	4,090,196
New York City Housing Development Corp., Capital Fund Grant Program, Revenue Bonds
Series A
5.00%, due 7/1/23	1,300,000	1,427,489
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds
Series G
3.85%, due 11/1/45	595,000	632,007
Series L-2-A
4.00%, due 5/1/44	5,000,000	5,156,146
New York City Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series E-1-A
3.40%, due 11/1/47	3,000,000	3,155,367
Series I-1-A
4.05%, due 11/1/41	1,000,000	1,089,870
Series I-1-A
4.15%, due 11/1/46	3,250,000	3,545,725
New York City Housing Development Corp., Multifamily, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	1,000,000	1,068,566
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
3.00%, due 1/1/37	2,500,000	2,707,893
Insured: AGM
3.00%, due 1/1/39	3,250,000	3,495,626
	Principal Amount	Value

Other Revenue (continued)
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds (continued)
Insured: AGM
3.00%, due 1/1/40	$ 5,500,000	$ 5,896,509
New York City Industrial Development Agency, TRIPS Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,500,000	1,566,674
New York City Industrial Development Agency, United Jewish Appeal-Federation of Jewish Philanthropies of New York, Inc., Revenue Bonds
Series B
5.00%, due 7/1/34	1,000,000	1,031,160
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	380,000	239,703
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	584,989
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	105,953
Series A, Insured: AGC
(zero coupon), due 3/1/46	3,800,000	1,947,099
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	552,849
Series A
3.00%, due 3/1/49	14,980,000	15,332,460
Series A, Insured: AGM
3.00%, due 3/1/49	5,000,000	5,256,727
Series A, Insured: AGM
4.00%, due 3/1/45	6,500,000	7,568,042
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-1
4.00%, due 11/1/42	7,000,000	8,156,886
New York City Transitional Finance Authority Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/36	1,500,000	1,734,887

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York City Transitional Finance Authority Building Aid, Revenue Bonds (continued)
Series S-3, Insured: State Aid Withholding
4.00%, due 7/15/46	$ 2,905,000	$ 3,328,898
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	3,076,913
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	2,963,057
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds
5.00%, due 11/15/40	1,620,000	1,850,933
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	1,010,972
Series A
5.00%, due 6/1/45	245,000	247,159
Series A
6.25%, due 6/1/41 (a)	5,000,000	5,095,855
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S
(zero coupon), due 6/1/38	1,600,000	583,432
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	135,000	159,600
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
5.375%, due 11/15/40 (a)	1,500,000	1,674,448
New York Liberty Development Corp., 7 World Trade Center II LLC, Revenue Bonds
5.00%, due 9/15/43	1,040,000	1,075,513
5.00%, due 3/15/44	1,500,000	1,553,858
	Principal Amount	Value

Other Revenue (continued)
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	$ 4,085,000	$ 4,247,990
2.80%, due 9/15/69	14,700,000	14,720,489
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	700,000	1,046,772
New York Liberty Development Corp., World Trade Center Project, Revenue Bonds
5.75%, due 11/15/51	1,500,000	1,541,840
New York State Dormitory Authority, Revenue Bonds
Series A
4.00%, due 3/15/40	6,000,000	7,143,981
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series D
4.00%, due 2/15/47	15,500,000	17,897,591
New York State Urban Development Corp., Bidding Group 3, Revenue Bonds
Series A
4.00%, due 3/15/44	11,320,000	13,165,852
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (d)
5.00%, due 8/1/26	5,485,000	5,542,956
5.25%, due 8/1/31	1,640,000	2,052,373
5.375%, due 8/1/36	2,110,000	2,609,687
New York Transportation Development Corp., Delta Air Lines, Inc. - Laguardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (d)
4.375%, due 10/1/45	4,000,000	4,688,179
5.00%, due 10/1/35	3,000,000	3,831,188
5.00%, due 10/1/40	3,000,000	3,766,759
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
4.00%, due 12/1/38 (d)	1,275,000	1,486,883
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Transportation Development Corp., New York State Thruway Serive Areas Project, Revenue Bonds (d)
4.00%, due 10/31/41	$ 3,880,000	$ 4,503,332
4.00%, due 10/31/46	5,075,000	5,803,606
4.00%, due 4/30/53	6,245,000	7,098,018
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds
Series A
4.00%, due 12/1/42 (d)	1,350,000	1,558,094
Series C
4.00%, due 12/1/42	7,090,000	8,323,215
Series A
5.00%, due 12/1/32 (d)	1,000,000	1,285,976
Series A
5.00%, due 12/1/36 (d)	1,600,000	2,035,070
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	500,000	546,566
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	400,000	407,536
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
4.75%, due 8/1/22	1,420,000	1,435,895
Series C, Insured: AGC
5.25%, due 8/1/23	100,000	108,350
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (b)(c)
Series S, Insured: COMMWLTH GTD
5.00%, due 7/1/24	1,000,000	965,000
Series N, Insured: COMMWLTH GTD
5.00%, due 7/1/37	4,340,000	4,226,075
Series U, Insured: COMMWLTH GTD
5.25%, due 7/1/42	1,000,000	918,750
	Principal Amount	Value

Other Revenue (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (b)(c) (continued)
Series N, Insured: COMWLTH GTD
5.50%, due 7/1/23	$ 2,405,000	$ 2,395,981
Series S, Insured: COMMWLTH GTD
5.75%, due 7/1/22	3,500,000	3,443,125
Series 2011-S, Insured: COMMWLTH GTD
5.875%, due 7/1/39	1,000,000	986,250
Puerto Rico Public Buildings Authority, Unrefunded, Government Facilities, Revenue Bonds
Series D, Insured: COMWLTH GTD
5.25%, due 7/1/27 (b)(c)	2,810,000	2,760,825
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
5.00%, due 7/1/58	21,900,000	24,726,414
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	1,929,424
Schenectady Metroplex Development Authority, General Resolution Bonds, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/33	1,000,000	1,112,815
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	1,625,000	1,756,711
State of New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds
4.00%, due 10/1/48	2,430,000	2,644,673
Series 213
4.25%, due 10/1/47	830,000	920,185
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	175,000	205,166
Series A
5.00%, due 12/1/34	165,000	190,972

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds (continued)
Series A
5.00%, due 12/1/40	$ 175,000	$ 200,544
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
5.25%, due 6/1/37	840,000	866,329
Series B
6.00%, due 6/1/48	1,000,000	1,001,629
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series C
6.625%, due 6/1/44	5,600,000	5,765,660
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2016-ZF0414
0.28%, due 11/15/23 (a)(e)	770,000	770,000
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
4.00%, due 11/15/39	795,000	839,301
Series D
5.00%, due 11/15/27	1,825,000	2,098,027
Series B-1
5.00%, due 1/1/32	1,070,000	1,099,664
Series A
5.125%, due 1/1/42	3,100,000	3,189,566
Series A
5.25%, due 1/1/36	1,875,000	1,930,364
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds
Series A
6.00%, due 11/1/26	3,000,000	3,000,000
Series A
6.50%, due 11/1/40	2,500,000	2,500,000
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	1,020,000	1,170,042
	Principal Amount	Value

Other Revenue (continued)
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	$ 690,000	$ 743,358
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 5/15/46	8,500,000	10,144,474
Series A-1
5.00%, due 5/15/51	10,000,000	12,880,049
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/22	500,000	518,969
Series A
5.00%, due 6/1/41	2,000,000	2,324,195
Series B
5.00%, due 6/1/48	8,390,000	9,106,606
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29	1,000,000	960,219
Series A
5.00%, due 10/1/32	1,000,000	947,614
Series A, Insured: AGM
5.00%, due 10/1/32	1,200,000	1,261,133
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
6.00%, due 10/1/39	640,000	641,465
Series A
6.625%, due 10/1/29	2,420,000	2,439,713
Series A
6.75%, due 10/1/37	1,630,000	1,643,278
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Senior Lien
Series A-1
5.00%, due 10/1/24	1,265,000	1,267,967
Series A
5.00%, due 10/1/25	410,000	410,962
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Virgin Islands Public Finance Authority, United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/32	$ 1,415,000	$ 1,487,086
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	310,544
5.00%, due 7/1/28	270,000	309,199
5.00%, due 7/1/29	100,000	114,063
5.00%, due 7/1/34	200,000	225,288
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	3,265,000	3,604,381
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	250,000	296,390
		433,785,913
Transportation 11.7%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	970,283
Series A
5.00%, due 12/15/43	1,750,000	2,144,538
Series A
5.00%, due 12/15/48	2,585,000	3,148,706
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34 (d)	1,000,000	1,095,779
Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System, Revenue Bonds
5.00%, due 1/1/42	1,500,000	1,771,559
Metropolitan Transportation Authority, Revenue Bonds
Series D
4.00%, due 11/15/42	1,230,000	1,380,833
	Principal Amount	Value

Transportation (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series B-1
5.00%, due 5/15/22	$ 5,350,000	$ 5,610,244
Series D
5.00%, due 11/15/29	550,000	687,166
Series B
5.00%, due 11/15/40	2,500,000	2,838,887
Series E
5.00%, due 11/15/42	685,000	736,431
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	10,500,000	11,970,823
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series E
4.00%, due 11/15/45	2,000,000	2,285,348
Series C, Insured: AGM
4.00%, due 11/15/48	1,240,000	1,412,163
Series A-1, Insured: AGM
4.00%, due 11/15/50	6,000,000	6,862,425
Series A-1
4.00%, due 11/15/50	3,300,000	3,773,635
Series A-1
4.00%, due 11/15/52	1,460,000	1,648,243
Series A-2
5.00%, due 11/15/27	590,000	720,191
Series C
5.00%, due 11/15/42	2,325,000	2,851,696
Series D
5.00%, due 11/15/45	2,000,000	2,487,095
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,205,000	7,811,854
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	4,000,000	4,605,645
Series N
4.00%, due 1/1/47	5,500,000	6,383,312

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: AGM
4.00%, due 1/1/50	$ 13,500,000	$ 15,537,809
New York Transportation Development Corp., Laguardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.25%, due 1/1/50 (d)	2,000,000	2,263,910
New York Transportation Development Corp., Laguardia Gateway Partners LLC, Revenue Bonds (d)
Series A, Insured: AGM
4.00%, due 7/1/46	5,000,000	5,425,049
Series A
5.00%, due 7/1/41	1,000,000	1,128,433
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (d)
Series A
5.00%, due 4/1/23	225,000	244,160
Series A
5.00%, due 4/1/24	490,000	552,195
Series A
5.00%, due 4/1/27	610,000	679,924
Series A
5.00%, due 4/1/29	325,000	361,263
Series A
5.00%, due 4/1/29	600,000	771,001
Series A
5.00%, due 4/1/30	375,000	476,736
Series A
5.00%, due 4/1/31	350,000	441,304
Series A
5.00%, due 4/1/32	400,000	500,957
Series A
5.00%, due 4/1/34	450,000	559,961
Series A
5.00%, due 4/1/35	400,000	496,817
Series A
5.00%, due 4/1/36	600,000	743,210
Series A
5.00%, due 4/1/38	375,000	462,034
	Principal Amount	Value

Transportation (continued)
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)	$ 2,290,000	$ 2,410,999
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (d)	625,000	740,533
Series B
5.00%, due 7/1/37 (d)	200,000	236,216
Series A
5.00%, due 7/1/48	1,235,000	1,453,801
Port Authority of New York & New Jersey, Consolidated 178th, Revenue Bonds
Series 178
5.00%, due 12/1/38 (d)	1,500,000	1,662,917
Port Authority of New York & New Jersey, Consolidated 1st, Revenue Bonds
Series 207
5.00%, due 9/15/48 (d)	2,500,000	2,988,547
Port Authority of New York & New Jersey, Consolidated 214th, Revenue Bonds (d)
Series 214
4.00%, due 9/1/37	2,955,000	3,447,303
Series 214
4.00%, due 9/1/39	4,350,000	5,050,239
Series 214
4.00%, due 9/1/43	2,030,000	2,326,966
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (d)	5,500,000	6,280,106
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC
5.00%, due 7/1/23	340,000	349,482
Series N, Insured: NATL-RE
5.25%, due 7/1/32	1,010,000	1,130,414
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B
5.00%, due 11/15/45	2,000,000	2,342,675
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/44	$ 1,105,000	$ 1,274,848
Series A
4.00%, due 11/15/54	5,000,000	5,804,290
Series A
5.00%, due 11/15/49	5,000,000	6,177,307
		147,518,262
Utilities 2.6%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,230,000	1,360,319
5.50%, due 7/1/43	1,725,000	1,917,032
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,055,000	1,236,589
Series A
5.00%, due 10/1/34	2,000,000	2,079,157
Series A
5.00%, due 10/1/38	2,700,000	3,131,806
Series A
5.00%, due 10/1/40	1,250,000	1,445,036
Long Island Power Authority, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 12/1/26	1,500,000	1,399,679
New York Power Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 11/15/50	2,400,000	2,804,269
Series A
4.00%, due 11/15/60	10,000,000	11,590,275
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-IBC
5.00%, due 7/1/23	265,000	269,470
Series TT, Insured: NATL-IBC
5.00%, due 7/1/26	215,000	220,697
Series XX-RSA-1
5.25%, due 7/1/40 (b)(c)	5,630,000	5,235,900
		32,690,229
	Principal Amount	Value

Water & Sewer 5.8%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/45	$ 3,000,000	$ 3,590,271
Great Neck North Water Authority, Revenue Bonds
Series A
4.00%, due 1/1/32	250,000	284,557
Series A
4.00%, due 1/1/33	425,000	482,096
Series A
4.00%, due 1/1/34	250,000	282,771
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	4,388,195
5.00%, due 1/1/46	3,365,000	3,799,319
Series A
5.00%, due 1/1/50	9,975,000	12,155,025
Monroe County Water Authority, Revenue Bonds
3.50%, due 3/1/45	2,000,000	2,242,512
5.00%, due 8/1/37	750,000	794,051
New York City Water & Sewer System, Revenue Bonds
Series FF-1
4.00%, due 6/15/49	3,000,000	3,489,448
New York City Water & Sewer System, Second General Resolution, Revenue Bonds
Series AA-2
3.00%, due 6/15/40	4,000,000	4,318,620
Series BB-1
3.00%, due 6/15/50	5,000,000	5,308,505
Series AA
4.00%, due 6/15/40	3,000,000	3,568,835
Series DD-3
4.00%, due 6/15/42	5,000,000	5,924,292
Series DD
5.00%, due 6/15/34	1,000,000	1,096,804
Series AA-1
5.00%, due 6/15/50	755,000	967,285
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	926,962

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Onondaga County Water Authority, Revenue Bonds
Series A
4.00%, due 9/15/34	$ 845,000	$ 1,023,027
Series A
4.00%, due 9/15/35	600,000	723,147
Series A
4.00%, due 9/15/36	1,375,000	1,649,746
Series A
4.00%, due 9/15/37	1,945,000	2,320,064
Series A
4.00%, due 9/15/39	700,000	827,948
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/33	1,085,000	1,145,100
Series A
5.25%, due 7/1/24	3,000,000	3,175,088
Series A
5.25%, due 7/1/29	1,000,000	1,058,363
Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	4,600,000	5,056,602
Upper Mohawk Valley Regional Water Finance Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/46	2,675,000	3,111,213
		73,709,846
Total Long-Term Municipal Bonds (Cost $1,093,163,481)		1,164,509,292
Short-Term Municipal Notes 2.1%
Other Revenue 0.8%
Albany Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds
0.64%, due 12/1/25 (e)(f)	560,000	560,000
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series 2016-XFT910
0.15%, due 3/15/40 (a)(e)(f)	8,000,000	8,000,000
	Principal Amount	Value

Other Revenue (continued)
New York State Housing Finance Agency, Variable Housing, 160 Madison Avenue, Revenue Bonds
Series A
0.03%, due 11/1/46 (e)(f)	$ 1,200,000	$ 1,200,000
		9,760,000
Transportation 0.8%
Triborough Bridge & Tunnel Authority, Revenue Bonds
0.085%, due 1/1/32 (e)(f)(g)	10,000,000	10,000,000
Utility 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
0.655%, due 7/1/29 (f)(g)	5,000,000	4,643,896
Water & Sewer 0.1%
New York City Water & Sewer System, Revenue Bonds
Series A-1
0.04%, due 6/15/44 (e)(f)	2,000,000	2,000,000
Total Short-Term Municipal Notes (Cost $26,473,918)		26,403,896
Total Municipal Bonds (Cost $1,119,637,399)		1,190,913,188

	Shares
Closed-End Funds 0.1%
New York 0.1%
BlackRock New York Municipal Income Trust	12,602	182,351
Eaton Vance New York Municipal Bond Fund	13,241	164,586
Nuveen New York Quality Municipal Income Fund	100,000	1,384,000
Total Closed-End Funds (Cost $1,685,625)		1,730,937
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Short-Term Investment 4.2%
Unaffiliated Investment Company 4.2%
BlackRock Liquidity Funds MuniCash, 0.01%	52,540,861	$ 52,551,369
Total Short-Term Investment (Cost $52,551,369)		52,551,369
Total Investments (Cost $1,173,874,393)	98.3%	1,245,195,494
Other Assets, Less Liabilities	1.7	21,775,269
Net Assets	100.0%	$ 1,266,970,763

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Issue in default.
(c)	Issue in non-accrual status.
(d)	Interest on these securities was subject to alternative minimum tax.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(g)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(14)	June 2021	$ (2,263,791)	$ (2,201,500)	$ 62,291

1.	As of April 30, 2021, cash in the amount of $51,800 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay New York Tax Free Opportunities Fund

BAM—Build America Mutual Assurance Co.
COMMWLTH GTD—Commonwealth Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,164,509,292	$ —	$ 1,164,509,292
Short-Term Municipal Notes	—	26,403,896	—	26,403,896
Total Municipal Bonds	—	1,190,913,188	—	1,190,913,188
Closed-End Funds	1,730,937	—	—	1,730,937
Short-Term Investment
Unaffiliated Investment Company	52,551,369	—	—	52,551,369
Total Investments in Securities	54,282,306	1,190,913,188	—	1,245,195,494
Other Financial Instruments
Futures Contracts (b)	62,291	—	—	62,291
Total Other Financial Instruments	62,291	—	—	62,291
Total Investments in Securities and Other Financial Instruments	$ 54,344,597	$ 1,190,913,188	$ —	$ 1,245,257,785

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,173,874,393)	$1,245,195,494
Cash collateral on deposit at broker for futures contracts	51,800
Cash	29,995,625
Receivables:
Dividends and interest	12,573,288
Fund shares sold	4,507,059
Variation margin on futures contracts	3,500
Other assets	24,179
Total assets	1,292,350,945
Liabilities
Payables:
Investment securities purchased	23,029,905
Fund shares redeemed	1,144,756
Manager (See Note 3)	456,079
NYLIFE Distributors (See Note 3)	213,905
Professional fees	50,397
Transfer agent (See Note 3)	26,045
Custodian	12,594
Shareholder communication	12,576
Accrued expenses	186
Distributions payable	433,739
Total liabilities	25,380,182
Net assets	$1,266,970,763
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 115,512
Additional paid-in-capital	1,222,739,551
1,222,855,063
Total distributable earnings (loss)	44,115,700
Net assets	$1,266,970,763
Class A
Net assets applicable to outstanding shares	$831,545,800
Shares of beneficial interest outstanding	75,819,721
Net asset value per share outstanding	$ 10.97
Maximum sales charge (4.50% of offering price)	0.52
Maximum offering price per share outstanding	$ 11.49
Investor Class
Net assets applicable to outstanding shares	$ 402,809
Shares of beneficial interest outstanding	36,720
Net asset value per share outstanding	$ 10.97
Maximum sales charge (4.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 11.43
Class C
Net assets applicable to outstanding shares	$110,778,371
Shares of beneficial interest outstanding	10,099,353
Net asset value and offering price per share outstanding	$ 10.97
Class C2
Net assets applicable to outstanding shares	$ 1,460,390
Shares of beneficial interest outstanding	133,197
Net asset value and offering price per share outstanding	$ 10.96
Class I
Net assets applicable to outstanding shares	$321,741,750
Shares of beneficial interest outstanding	29,327,763
Net asset value and offering price per share outstanding	$ 10.97
Class R6
Net assets applicable to outstanding shares	$ 1,041,643
Shares of beneficial interest outstanding	94,941
Net asset value and offering price per share outstanding	$ 10.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$17,005,383
Dividends	37,953
Total income	17,043,336
Expenses
Manager (See Note 3)	2,795,713
Distribution/Service—Class A (See Note 3)	953,398
Distribution/Service—Investor Class (See Note 3)	500
Distribution/Service—Class C (See Note 3)	273,456
Distribution/Service—Class C2 (See Note 3)	3,303
Transfer agent (See Note 3)	164,934
Professional fees	59,205
Registration	16,393
Custodian	15,054
Shareholder communication	14,543
Trustees	11,463
Insurance	4,536
Miscellaneous	16,324
Total expenses before waiver/reimbursement	4,328,822
Expense waiver/reimbursement from Manager (See Note 3)	(187,760)
Net expenses	4,141,062
Net investment income (loss)	12,902,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(69,390)
Futures transactions	195,560
Net realized gain (loss)	126,170
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	35,639,629
Futures contracts	13,871
Net change in unrealized appreciation (depreciation)	35,653,500
Net realized and unrealized gain (loss)	35,779,670
Net increase (decrease) in net assets resulting from operations	$48,681,944
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,902,274	$ 21,060,892
Net realized gain (loss)	126,170	(10,587,425)
Net change in unrealized appreciation (depreciation)	35,653,500	5,528,154
Net increase (decrease) in net assets resulting from operations	48,681,944	16,001,621
Distributions to shareholders:
Class A	(9,149,064)	(15,380,566)
Investor Class	(4,804)	(13,031)
Class C	(1,174,930)	(2,583,964)
Class C2	(9,633)	(326)
Class I	(3,870,240)	(6,515,603)
Class R6	(16,098)	(31,548)
Total distributions to shareholders	(14,224,769)	(24,525,038)
Capital share transactions:
Net proceeds from sales of shares	294,908,977	552,007,801
Net asset value of shares issued to shareholder in reinvestment of distributions	11,332,976	19,254,510
Cost of shares redeemed	(133,667,827)	(217,517,858)
Increase (decrease) in net assets derived from capital share transactions	172,574,126	353,744,453
Net increase (decrease) in net assets	207,031,301	345,221,036
Net Assets
Beginning of period	1,059,939,462	714,718,426
End of period	$1,266,970,763	$1,059,939,462
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.63	$ 10.68	$ 10.12	$ 10.34	$ 10.58	$ 10.33
Net investment income (loss)	0.12	0.29	0.32	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.35	(0.04)	0.56	(0.22)	(0.24)	0.25
Total from investment operations	0.47	0.25	0.88	0.12	0.12	0.61
Less distributions:
From net investment income	(0.13)	(0.30)	(0.32)	(0.34)	(0.36)	(0.36)
Net asset value at end of period	$ 10.97	$ 10.63	$ 10.68	$ 10.12	$ 10.34	$ 10.58
Total investment return (a)	4.44%	2.35%	8.84%	1.17%	1.23%	5.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%††	2.38%	3.00%	3.31%	3.50%	3.33%
Net expenses (b)	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (b)	0.78%††	0.80%	0.82%	0.82%	0.83%	0.85%
Portfolio turnover rate	3% (c)	29% (c)	28% (c)	33%	30%	28%
Net assets at end of period (in 000’s)	$ 831,546	$ 688,870	$ 462,499	$ 186,579	$ 148,823	$ 120,368

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.63	$ 10.68	$ 10.13	$ 10.34	$ 10.59	$ 10.33
Net investment income (loss)	0.11	0.25	0.32	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.36	0.00‡	0.55	(0.21)	(0.25)	0.26
Total from investment operations	0.47	0.25	0.87	0.13	0.11	0.62
Less distributions:
From net investment income	(0.13)	(0.30)	(0.32)	(0.34)	(0.36)	(0.36)
Net asset value at end of period	$ 10.97	$ 10.63	$ 10.68	$ 10.13	$ 10.34	$ 10.59
Total investment return (a)	4.44%	2.33%	8.72%	1.25%	1.10%	6.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%††	2.39%	3.06%	3.29%	3.48%	3.33%
Net expenses (b)	0.76%††	0.77%	0.77%	0.78%	0.79%	0.79%
Expenses (before waiver/reimbursement) (b)	0.79%††	0.82%	0.84%	0.85%	0.87%	0.89%
Portfolio turnover rate	3% (c)	29% (c)	28% (c)	33%	30%	28%
Net assets at end of period (in 000’s)	$ 403	$ 414	$ 463	$ 385	$ 356	$ 334

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.63	$ 10.68	$ 10.12	$ 10.34	$ 10.59	$ 10.34
Net investment income (loss)	0.10	0.24	0.30	0.31	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.36	(0.02)	0.56	(0.22)	(0.25)	0.25
Total from investment operations	0.46	0.22	0.86	0.09	0.08	0.58
Less distributions:
From net investment income	(0.12)	(0.27)	(0.30)	(0.31)	(0.33)	(0.33)
Net asset value at end of period	$ 10.97	$ 10.63	$ 10.68	$ 10.12	$ 10.34	$ 10.59
Total investment return (a)	4.30%	2.08%	8.55%	0.90%	0.85%	5.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%††	2.13%	2.77%	3.04%	3.23%	3.04%
Net expenses (b)	1.01%††	1.02%	1.02%	1.03%	1.03%	1.04%
Expenses (before waiver/reimbursement) (b)	1.04%††	1.07%	1.09%	1.10%	1.11%	1.14%
Portfolio turnover rate	3% (c)	29% (c)	28% (c)	33%	30%	28%
Net assets at end of period (in 000’s)	$ 110,778	$ 107,117	$ 90,553	$ 54,258	$ 45,547	$ 43,644

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
Class C2		2020
Net asset value at beginning of period	$ 10.63	$ 10.72
Net investment income (loss)	0.14	0.04
Net realized and unrealized gain (loss) on investments	0.30	(0.09)
Total from investment operations	0.44	(0.05)
Less distributions:
From net investment income	(0.11)	(0.04)
Net asset value at end of period	$ 10.96	$ 10.63
Total investment return (a)	4.12%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.50%††	1.32%††
Net expenses (b)	1.15%††	1.17%††
Expenses (before waiver/reimbursement) (b)	1.18%††	1.22%††
Portfolio turnover rate (c)	3%	29%
Net assets at end of period (in 000’s)	$ 1,460	$ 315

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.63	$ 10.68	$ 10.13	$ 10.34	$ 10.59	$ 10.34
Net investment income (loss)	0.13	0.32	0.35	0.37	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.35	(0.05)	0.55	(0.21)	(0.25)	0.25
Total from investment operations	0.48	0.27	0.90	0.16	0.14	0.64
Less distributions:
From net investment income	(0.14)	(0.32)	(0.35)	(0.37)	(0.39)	(0.39)
Net asset value at end of period	$ 10.97	$ 10.63	$ 10.68	$ 10.13	$ 10.34	$ 10.59
Total investment return (a)	4.57%	2.61%	9.01%	1.53%	1.39%	6.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%††	2.64%	3.37%	3.54%	3.76%	3.61%
Net expenses (b)	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (b)	0.53%††	0.55%	0.57%	0.57%	0.58%	0.60%
Portfolio turnover rate	3% (c)	29% (c)	28% (c)	33%	30%	28%
Net assets at end of period (in 000’s)	$ 321,742	$ 261,819	$ 161,203	$ 181,059	$ 62,078	$ 53,894

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	November 1, 2019^ through October 31,
Class R6		2020
Net asset value at beginning of period	$ 10.63	$ 10.69
Net investment income (loss)	0.11	0.29
Net realized and unrealized gain (loss) on investments	0.37	(0.03)
Total from investment operations	0.48	0.26
Less distributions:
From net investment income	(0.14)	(0.32)
Net asset value at end of period	$ 10.97	$ 10.63
Total investment return (a)	4.58%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%††	2.39%
Net expenses (b)	0.47%††	0.48%
Expenses (before waiver/reimbursement) (b)	0.50%††	0.54%
Portfolio turnover rate (c)	3%	29%
Net assets at end of period (in 000’s)	$ 1,042	$ 1,404

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the

36	MainStay MacKay New York Tax Free Opportunities Fund

Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based
37

Notes to Financial Statements (Unaudited) (continued)
measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro

38	MainStay MacKay New York Tax Free Opportunities Fund

rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or
39

Notes to Financial Statements (Unaudited) (continued)
even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2021, 64.3% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$62,291	$62,291
Total Fair Value	$62,291	$62,291

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$195,560	$195,560
Total Net Realized Gain (Loss)	$195,560	$195,560

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$13,871	$13,871
Total Net Change in Unrealized Appreciation (Depreciation)	$13,871	$13,871

Average Notional Amount	Total
Futures Contracts Short	$(2,305,042)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.48% of the Fund’s

40	MainStay MacKay New York Tax Free Opportunities Fund

average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee would not exceed the Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $2,795,713 and waived fees and/or reimbursed expenses in the amount of $187,760 and paid the Subadvisor fees in the amount of $1,325,294.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $6,608 and $52, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2021, of $79,239 and $5,500, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and
41

Notes to Financial Statements (Unaudited) (continued)
any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$103,398	$—
Investor Class	79	—
Class C	21,612	—
Class C2	200	—
Class I	39,621	—
Class R6	24	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$25,864	1.8%
Class R6	26,748	2.6
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,176,902,849	$69,595,173	$(1,302,528)	$68,292,645
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $18,147,524 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,005	$6,143
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 388,295
Exempt Interest Dividends	24,136,743
Total	$24,525,038
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,830 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there

42	MainStay MacKay New York Tax Free Opportunities Fund

were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $211,151 and $32,438, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	18,683,767	$ 203,551,089
Shares issued to shareholders in reinvestment of distributions	715,167	7,786,549
Shares redeemed	(8,365,955)	(90,935,651)
Net increase (decrease) in shares outstanding before conversion	11,032,979	120,401,987
Shares converted into Class A (See Note 1)	16,824	182,133
Shares converted from Class A (See Note 1)	(34,656)	(377,337)
Net increase (decrease)	11,015,147	$ 120,206,783
Year ended October 31, 2020:
Shares sold	32,818,972	$ 350,186,364
Shares issued to shareholders in reinvestment of distributions	1,231,988	13,097,173
Shares redeemed	(12,530,922)	(130,616,440)
Net increase (decrease) in shares outstanding before conversion	21,520,038	232,667,097
Shares converted into Class A (See Note 1)	18,314	194,381
Shares converted from Class A (See Note 1)	(38,924)	(406,838)
Net increase (decrease)	21,499,428	$ 232,454,640

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,932	$ 21,110
Shares issued to shareholders in reinvestment of distributions	423	4,607
Shares redeemed	(2,187)	(24,042)
Net increase (decrease) in shares outstanding before conversion	168	1,675
Shares converted from Investor Class (See Note 1)	(2,392)	(25,915)
Net increase (decrease)	(2,224)	$ (24,240)
Year ended October 31, 2020:
Shares sold	30,793	$ 329,132
Shares issued to shareholders in reinvestment of distributions	1,137	12,082
Shares redeemed	(19,670)	(209,366)
Net increase (decrease) in shares outstanding before conversion	12,260	131,848
Shares converted into Investor Class (See Note 1)	108	1,102
Shares converted from Investor Class (See Note 1)	(16,815)	(178,343)
Net increase (decrease)	(4,447)	$ (45,393)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,077,919	$ 11,744,669
Shares issued to shareholders in reinvestment of distributions	74,573	811,914
Shares redeemed	(1,097,122)	(11,949,059)
Net increase (decrease) in shares outstanding before conversion	55,370	607,524
Shares converted from Class C (See Note 1)	(31,494)	(342,718)
Net increase (decrease)	23,876	$ 264,806
Year ended October 31, 2020:
Shares sold	3,464,848	$ 37,021,349
Shares issued to shareholders in reinvestment of distributions	165,339	1,756,947
Shares redeemed	(2,022,224)	(21,378,963)
Net increase (decrease) in shares outstanding before conversion	1,607,963	17,399,333
Shares converted from Class C (See Note 1)	(9,813)	(104,698)
Net increase (decrease)	1,598,150	$ 17,294,635

43

Notes to Financial Statements (Unaudited) (continued)
Class C2	Shares	Amount
Period ended April 30, 2021:
Shares sold	104,217	$ 1,131,954
Shares issued to shareholders in reinvestment of distributions	885	9,633
Shares redeemed	(1,558)	(16,975)
Net increase (decrease)	103,544	$ 1,124,612
Period ended October 31, 2020:(a)
Shares sold	29,644	$ 314,957
Shares issued to shareholders in reinvestment of distributions	31	326
Shares redeemed	(22)	(229)
Net increase (decrease)	29,653	$ 315,054

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	7,192,948	$ 78,460,155
Shares issued to shareholders in reinvestment of distributions	248,375	2,704,175
Shares redeemed	(2,788,508)	(30,320,759)
Net increase (decrease) in shares outstanding before conversion	4,652,815	50,843,571
Shares converted into Class I (See Note 1)	51,708	563,837
Net increase (decrease)	4,704,523	$ 51,407,408
Year ended October 31, 2020:
Shares sold	15,326,954	$ 162,719,376
Shares issued to shareholders in reinvestment of distributions	409,861	4,356,434
Shares redeemed	(6,249,028)	(65,266,661)
Net increase (decrease) in shares outstanding before conversion	9,487,787	101,809,149
Shares converted into Class I (See Note 1)	47,130	494,396
Net increase (decrease)	9,534,917	$ 102,303,545

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	1,478	$ 16,098
Shares redeemed	(38,580)	(421,341)
Net increase (decrease)	(37,102)	$ (405,243)
Year ended October 31, 2020:(b)
Shares sold	133,535	$ 1,436,623
Shares issued to shareholders in reinvestment of distributions	2,976	31,548
Shares redeemed	(4,468)	(46,199)
Net increase (decrease)	132,043	$ 1,421,972

(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay MacKay New York Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

46	MainStay MacKay New York Tax Free Opportunities Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed, and the Board had approved, the elimination of the management fee waiver for the Fund and a reduction in the management fee for the Fund, effective February 28, 2021. The Board also noted that New York Life Investments proposed, and the Board had approved, an additional management fee breakpoint for the Fund, effective February 28, 2021.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board

48	MainStay MacKay New York Tax Free Opportunities Fund

reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
49

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
50	MainStay MacKay New York Tax Free Opportunities Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738064MS071-21	MSNTF10-06/21
(NYLIM) NL222

MainStay MacKay S&P 500 Index Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.5% Initial Sales Charge	With sales charges	1/2/2004	26.58%	43.03%	16.11%	13.20%	0.54%
		Excluding sales charges		28.51	45.21	16.82	13.55	0.54
Investor Class Shares[2,3]	Maximum 1% Initial Sales Charge	With sales charges	2/28/2008	27.09	42.76	15.93	13.06	0.88
		Excluding sales charges		28.38	44.94	16.64	13.41	0.88
Class I Shares	No Sales Charge		1/2/1991	28.67	45.58	17.10	13.83	0.29
SIMPLE Class Shares	No Sales Charge		8/31/2020	28.24	19.89	N/A	N/A	1.13

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 1.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
Morningstar Large Blend Category Average[2]	28.98	45.28	15.35	11.88

1.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. Information Regarding Standard & Poor's® "Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay MacKay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,285.10	$2.89	$1,022.27	$2.56	0.51%
Investor Class Shares	$1,000.00	$1,283.80	$3.96	$1,021.32	$3.51	0.70%
Class I Shares	$1,000.00	$1,286.70	$1.47	$1,023.51	$1.30	0.26%
SIMPLE Class Shares	$1,000.00	$1,282.40	$5.38	$1,020.08	$4.76	0.95%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Software	8.2%
Interactive Media & Services	6.1
Technology Hardware, Storage & Peripherals	6.0
Semiconductors & Semiconductor Equipment	5.2
IT Services	5.1
Banks	4.3
Internet & Direct Marketing Retail	4.3
Health Care Equipment & Supplies	3.6
Pharmaceuticals	3.4
Capital Markets	2.9
Health Care Providers & Services	2.6
Oil, Gas & Consumable Fuels	2.4
Equity Real Estate Investment Trusts	2.4
Specialty Retail	2.3
Hotels, Restaurants & Leisure	2.1
Entertainment	2.0
Insurance	1.9
Automobiles	1.8
Chemicals	1.8
Machinery	1.7
Biotechnology	1.7
Electric Utilities	1.6
Aerospace & Defense	1.6
Diversified Financial Services	1.4
Beverages	1.4
Household Products	1.3
Diversified Telecommunication Services	1.3
Food & Staples Retailing	1.3
Media	1.3
Industrial Conglomerates	1.2
Life Sciences Tools & Services	1.1
Road & Rail	1.0
Food Products	0.9
Multi–Utilities	0.8
Communications Equipment	0.8%
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Tobacco	0.7
Electronic Equipment, Instruments & Components	0.6
Consumer Finance	0.6
Electrical Equipment	0.5
Multiline Retail	0.5
Building Products	0.5
Household Durables	0.4
Professional Services	0.4
Commercial Services & Supplies	0.4
Metals & Mining	0.4
Containers & Packaging	0.3
Airlines	0.3
Wireless Telecommunication Services	0.2
Energy Equipment & Services	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Auto Components	0.1
Distributors	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1
Independent Power and Renewable Electricity Producers	0.1
Construction & Engineering	0.0‡
Gas Utilities	0.0‡
Leisure Products	0.0‡
Short–Term Investments	2.7
Other Assets, Less Liabilities	0.0‡
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Amazon.com, Inc.
4.	Alphabet, Inc.
5.	Facebook, Inc., Class A
6.	Tesla, Inc.
7.	Berkshire Hathaway, Inc., Class B
8.	JPMorgan Chase & Co.
9.	Johnson & Johnson
10.	Visa, Inc., Class A

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Francis J. Ok and Lee Baker1 of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay S&P 500 Index Fund returned 28.67%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares underperformed the 28.98% return of the Morningstar Large Blend Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index (the “Index”), the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® Index industries had the highest total returns and which industries had the lowest total returns?
The strongest performing S&P 500® Index industry groups during the reporting period in terms of total returns included consumer finance; oil, gas & consumable fuels; and real estate management & development. During the same period, the industry groups with the lowest total returns included household products, water utilities and multi-utilities.
During the reporting period, which S&P 500® Index industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?
The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were banks, interactive media & services, and software. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included household products, water utilities and gas utilities.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?
The S&P 500® Index stocks producing the highest total returns during the reporting period included Diamondback Energy, Marathon Oil and Occidental Petroleum. Conversely, the S&P 500® Index stocks with the lowest total returns over the same period were Regeneron Pharmaceuticals, Clorox and MarketAxess Holdings.
During the reporting period, which S&P 500® Index stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?
The strongest positive contributors to the Fund’s absolute performance during the reporting period were Microsoft, Apple and Alphabet. During the same period, the S&P 500® Index stocks that made the weakest contributions to the Fund’s absolute performance were Regeneron Pharmaceuticals, Procter & Gamble, and Clorox.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were nine additions and nine deletions in the S&P 500® Index.

1.	Lee Baker will serve as a portfolio manager for the Fund until June 2021.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 97.3%
Aerospace & Defense 1.6%
Boeing Co. (The) (a)	21,115	$ 4,947,456
General Dynamics Corp.	8,924	1,697,612
Howmet Aerospace, Inc. (a)	15,020	480,039
Huntington Ingalls Industries, Inc.	1,549	328,884
L3Harris Technologies, Inc.	7,912	1,655,428
Lockheed Martin Corp.	9,487	3,610,373
Northrop Grumman Corp.	5,967	2,114,943
Raytheon Technologies Corp.	58,478	4,867,709
Teledyne Technologies, Inc. (a)	1,425	638,044
Textron, Inc.	8,733	561,008
TransDigm Group, Inc. (a)	2,105	1,291,923
		22,193,419
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	5,151	500,059
Expeditors International of Washington, Inc.	6,518	716,068
FedEx Corp.	9,385	2,724,559
United Parcel Service, Inc., Class B	27,690	5,644,883
		9,585,569
Airlines 0.3%
Alaska Air Group, Inc.	4,780	330,489
American Airlines Group, Inc. (a)(b)	24,618	534,703
Delta Air Lines, Inc. (a)	24,560	1,152,355
Southwest Airlines Co. (a)	22,732	1,427,115
United Airlines Holdings, Inc. (a)	12,257	666,781
		4,111,443
Auto Components 0.1%
Aptiv plc (a)	10,392	1,495,305
BorgWarner, Inc.	9,200	446,936
		1,942,241
Automobiles 1.8%
Ford Motor Co. (a)	150,397	1,735,582
General Motors Co. (a)	48,800	2,792,336
Tesla, Inc. (a)	29,553	20,966,080
		25,493,998
Banks 4.3%
Bank of America Corp.	292,385	11,850,364
Citigroup, Inc.	80,332	5,722,852
Citizens Financial Group, Inc.	16,361	757,187
Comerica, Inc.	5,355	402,482
Fifth Third Bancorp	27,365	1,109,377
First Republic Bank	6,772	1,240,901
Huntington Bancshares, Inc.	39,149	599,763
	Shares	Value

Banks (continued)
JPMorgan Chase & Co.	117,439	$ 18,063,293
KeyCorp	37,286	811,343
M&T Bank Corp.	4,950	780,565
People's United Financial, Inc.	16,377	296,915
PNC Financial Services Group, Inc. (The)	16,319	3,050,837
Regions Financial Corp.	36,972	805,990
SVB Financial Group (a)	2,075	1,186,547
Truist Financial Corp.	51,848	3,075,105
U.S. Bancorp	52,609	3,122,344
Wells Fargo & Co.	159,104	7,167,635
Zions Bancorp NA	6,320	352,656
		60,396,156
Beverages 1.4%
Brown-Forman Corp., Class B	7,030	536,248
Coca-Cola Co. (The)	149,263	8,057,217
Constellation Brands, Inc., Class A	6,544	1,572,654
Molson Coors Beverage Co., Class B	7,245	398,113
Monster Beverage Corp. (a)	14,229	1,380,925
PepsiCo, Inc.	53,095	7,654,175
		19,599,332
Biotechnology 1.7%
AbbVie, Inc.	67,961	7,577,651
Alexion Pharmaceuticals, Inc. (a)	8,460	1,427,033
Amgen, Inc.	22,227	5,326,478
Biogen, Inc. (a)	5,863	1,567,356
Gilead Sciences, Inc.	48,362	3,069,536
Incyte Corp. (a)	7,191	613,968
Regeneron Pharmaceuticals, Inc. (a)	4,052	1,950,228
Vertex Pharmaceuticals, Inc. (a)	10,005	2,183,091
		23,715,341
Building Products 0.5%
Allegion plc	3,492	469,255
AO Smith Corp.	5,212	353,113
Carrier Global Corp.	31,447	1,370,460
Fortune Brands Home & Security, Inc.	5,337	560,278
Johnson Controls International plc	27,720	1,728,065
Masco Corp.	9,897	632,221
Trane Technologies plc	9,175	1,594,890
		6,708,282
Capital Markets 2.9%
Ameriprise Financial, Inc.	4,493	1,160,991
Bank of New York Mellon Corp. (The)	31,051	1,548,824
BlackRock, Inc.	5,463	4,475,836
Cboe Global Markets, Inc.	4,126	430,631

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Charles Schwab Corp. (The)	57,595	$ 4,054,688
CME Group, Inc.	13,816	2,790,694
Franklin Resources, Inc.	10,504	315,120
Goldman Sachs Group, Inc. (The)	13,242	4,614,175
Intercontinental Exchange, Inc.	21,618	2,544,655
Invesco Ltd.	14,488	391,176
MarketAxess Holdings, Inc.	1,463	714,617
Moody's Corp.	6,192	2,022,988
Morgan Stanley	57,754	4,767,593
MSCI, Inc.	3,178	1,543,777
Nasdaq, Inc.	4,440	717,238
Northern Trust Corp.	8,017	912,334
Raymond James Financial, Inc.	4,716	616,758
S&P Global, Inc.	9,264	3,616,573
State Street Corp.	13,539	1,136,599
T. Rowe Price Group, Inc.	8,773	1,572,121
		39,947,388
Chemicals 1.8%
Air Products and Chemicals, Inc.	8,516	2,456,696
Albemarle Corp.	4,488	754,747
Celanese Corp.	4,394	688,320
CF Industries Holdings, Inc.	8,236	400,517
Corteva, Inc.	28,636	1,396,291
Dow, Inc.	28,680	1,792,500
DuPont de Nemours, Inc.	20,720	1,597,719
Eastman Chemical Co.	5,229	603,374
Ecolab, Inc.	9,571	2,145,053
FMC Corp.	4,978	588,599
International Flavors & Fragrances, Inc.	9,572	1,360,851
Linde plc	20,122	5,751,672
LyondellBasell Industries NV, Class A	9,902	1,027,233
Mosaic Co. (The)	13,277	467,085
PPG Industries, Inc.	9,120	1,561,709
Sherwin-Williams Co. (The)	9,310	2,549,730
		25,142,096
Commercial Services & Supplies 0.4%
Cintas Corp.	3,395	1,171,750
Copart, Inc. (a)	8,003	996,454
Republic Services, Inc.	8,100	861,030
Rollins, Inc.	8,523	317,737
Waste Management, Inc.	14,983	2,067,205
		5,414,176
Communications Equipment 0.8%
Arista Networks, Inc. (a)	2,115	666,584
Cisco Systems, Inc.	162,478	8,271,755
	Shares	Value

Communications Equipment (continued)
F5 Networks, Inc. (a)	2,372	$ 442,995
Juniper Networks, Inc.	12,630	320,676
Motorola Solutions, Inc.	6,506	1,225,080
		10,927,090
Construction & Engineering 0.0% ‡
Quanta Services, Inc.	5,325	514,608
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,397	846,429
Vulcan Materials Co.	5,101	909,202
		1,755,631
Consumer Finance 0.6%
American Express Co.	25,113	3,851,079
Capital One Financial Corp.	17,674	2,634,840
Discover Financial Services	11,803	1,345,542
Synchrony Financial	20,903	914,297
		8,745,758
Containers & Packaging 0.3%
Amcor plc	60,113	706,328
Avery Dennison Corp.	3,195	684,273
Ball Corp.	12,620	1,181,737
International Paper Co.	15,128	877,424
Packaging Corp. of America	3,649	538,775
Sealed Air Corp.	5,962	294,523
Westrock Co.	10,142	565,416
		4,848,476
Distributors 0.1%
Genuine Parts Co.	5,557	694,458
LKQ Corp. (a)	10,739	501,619
Pool Corp.	1,549	654,483
		1,850,560
Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	73,380	20,175,831
Diversified Telecommunication Services 1.3%
AT&T, Inc.	274,472	8,621,166
Lumen Technologies, Inc.	37,992	487,437
Verizon Communications, Inc.	159,260	9,203,635
		18,312,238
Electric Utilities 1.6%
Alliant Energy Corp.	9,617	540,187
American Electric Power Co., Inc.	19,112	1,695,426
Duke Energy Corp.	29,583	2,978,712
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Edison International	14,597	$ 867,792
Entergy Corp.	7,715	843,172
Evergy, Inc.	8,734	558,714
Eversource Energy	13,201	1,138,190
Exelon Corp.	37,576	1,688,666
FirstEnergy Corp.	20,907	792,793
NextEra Energy, Inc.	75,428	5,846,424
NRG Energy, Inc.	9,419	337,389
Pinnacle West Capital Corp.	4,337	367,127
PPL Corp.	29,595	862,102
Southern Co. (The)	40,665	2,690,803
Xcel Energy, Inc.	20,693	1,475,411
		22,682,908
Electrical Equipment 0.5%
AMETEK, Inc.	8,874	1,197,369
Eaton Corp. plc	15,321	2,189,830
Emerson Electric Co.	23,093	2,089,686
Generac Holdings, Inc. (a)	2,419	783,635
Rockwell Automation, Inc.	4,470	1,181,242
		7,441,762
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	23,059	1,552,793
CDW Corp.	5,426	967,619
Corning, Inc.	29,571	1,307,334
FLIR Systems, Inc.	5,051	302,908
IPG Photonics Corp. (a)	1,380	299,612
Keysight Technologies, Inc. (a)	7,162	1,033,835
TE Connectivity Ltd.	12,735	1,712,475
Trimble, Inc. (a)	9,659	792,038
Zebra Technologies Corp., Class A (a)	2,058	1,003,769
		8,972,383
Energy Equipment & Services 0.2%
Baker Hughes Co.	28,054	563,324
Halliburton Co.	34,200	668,952
NOV, Inc.	14,941	223,368
Schlumberger NV	53,814	1,455,669
		2,911,313
Entertainment 2.0%
Activision Blizzard, Inc.	29,816	2,718,921
Electronic Arts, Inc.	11,070	1,572,826
Live Nation Entertainment, Inc. (a)	5,523	452,223
Netflix, Inc. (a)	17,044	8,751,583
Take-Two Interactive Software, Inc. (a)	4,432	777,284
	Shares	Value

Entertainment (continued)
Walt Disney Co. (The)	69,862	$ 12,995,729
		27,268,566
Equity Real Estate Investment Trusts 2.4%
Alexandria Real Estate Equities, Inc.	4,892	885,941
American Tower Corp.	17,103	4,357,331
AvalonBay Communities, Inc.	5,371	1,031,232
Boston Properties, Inc.	5,457	596,723
Crown Castle International Corp.	16,599	3,138,207
Digital Realty Trust, Inc.	10,820	1,669,634
Duke Realty Corp.	14,384	669,144
Equinix, Inc.	3,437	2,477,252
Equity Residential	13,195	979,465
Essex Property Trust, Inc.	2,501	726,590
Extra Space Storage, Inc.	5,082	755,643
Federal Realty Investment Trust	2,688	303,314
Healthpeak Properties, Inc.	20,732	711,937
Host Hotels & Resorts, Inc.	27,147	492,989
Iron Mountain, Inc.	11,100	445,332
Kimco Realty Corp.	16,643	349,503
Mid-America Apartment Communities, Inc.	4,402	692,567
Prologis, Inc.	28,460	3,316,444
Public Storage	5,852	1,645,348
Realty Income Corp.	14,371	993,755
Regency Centers Corp.	6,079	386,989
SBA Communications Corp.	4,207	1,260,922
Simon Property Group, Inc.	12,643	1,539,159
UDR, Inc.	11,423	530,598
Ventas, Inc.	14,419	799,678
Vornado Realty Trust	6,039	276,284
Welltower, Inc.	16,063	1,205,207
Weyerhaeuser Co.	28,779	1,115,762
		33,352,950
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	17,036	6,338,925
Kroger Co. (The)	29,301	1,070,659
Sysco Corp.	19,644	1,664,436
Walgreens Boots Alliance, Inc.	27,600	1,465,560
Walmart, Inc.	53,355	7,464,898
		18,004,478
Food Products 0.9%
Archer-Daniels-Midland Co.	21,491	1,356,727
Campbell Soup Co.	7,812	373,023
Conagra Brands, Inc.	18,803	697,403
General Mills, Inc.	23,532	1,432,158
Hershey Co. (The)	5,641	926,816

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Hormel Foods Corp.	10,809	$ 499,376
J M Smucker Co. (The)	4,217	552,385
Kellogg Co.	9,796	611,466
Kraft Heinz Co. (The)	24,950	1,030,185
Lamb Weston Holdings, Inc.	5,632	453,376
McCormick & Co., Inc. (Non-Voting)	9,581	865,739
Mondelez International, Inc., Class A	54,346	3,304,780
Tyson Foods, Inc., Class A	11,346	878,748
		12,982,182
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,933	511,009
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	68,179	8,186,934
ABIOMED, Inc. (a)	1,743	559,032
Align Technology, Inc. (a)	2,771	1,650,214
Baxter International, Inc.	19,439	1,665,728
Becton Dickinson and Co.	11,183	2,782,442
Boston Scientific Corp. (a)	54,541	2,377,988
Cooper Cos., Inc. (The)	1,892	777,404
Danaher Corp.	24,395	6,194,866
Dentsply Sirona, Inc.	8,430	569,109
DexCom, Inc. (a)	3,702	1,429,342
Edwards Lifesciences Corp. (a)	24,035	2,295,823
Hologic, Inc. (a)	9,916	649,994
IDEXX Laboratories, Inc. (a)	3,287	1,804,530
Intuitive Surgical, Inc. (a)	4,530	3,918,450
Medtronic plc	51,881	6,792,261
ResMed, Inc.	5,600	1,052,632
STERIS plc	3,284	692,990
Stryker Corp.	12,597	3,308,350
Teleflex, Inc.	1,796	758,774
West Pharmaceutical Services, Inc.	2,852	936,939
Zimmer Biomet Holdings, Inc.	7,999	1,417,103
		49,820,905
Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	5,672	685,178
Anthem, Inc.	9,425	3,575,751
Cardinal Health, Inc.	11,301	681,902
Centene Corp. (a)	22,384	1,381,988
Cigna Corp.	13,541	3,371,844
CVS Health Corp.	50,468	3,855,755
DaVita, Inc. (a)	2,779	323,837
HCA Healthcare, Inc.	10,204	2,051,616
Henry Schein, Inc. (a)	5,482	397,445
	Shares	Value

Health Care Providers & Services (continued)
Humana, Inc.	4,959	$ 2,207,945
Laboratory Corp. of America Holdings (a)	3,757	998,874
McKesson Corp.	6,119	1,147,680
Quest Diagnostics, Inc.	5,136	677,336
UnitedHealth Group, Inc.	36,381	14,508,743
Universal Health Services, Inc., Class B	2,998	444,933
		36,310,827
Health Care Technology 0.1%
Cerner Corp.	11,788	884,689
Hotels, Restaurants & Leisure 2.1%
Booking Holdings, Inc. (a)	1,577	3,889,008
Caesars Entertainment, Inc. (a)	8,016	784,285
Carnival Corp. (a)	30,704	858,484
Chipotle Mexican Grill, Inc. (a)	1,082	1,614,376
Darden Restaurants, Inc.	5,016	735,948
Domino's Pizza, Inc.	1,493	630,554
Expedia Group, Inc. (a)	5,324	938,248
Hilton Worldwide Holdings, Inc. (a)	10,685	1,375,159
Las Vegas Sands Corp. (a)	12,641	774,388
Marriott International, Inc., Class A (a)	10,237	1,520,399
McDonald's Corp.	28,693	6,773,843
MGM Resorts International	15,807	643,661
Norwegian Cruise Line Holdings Ltd. (a)(b)	13,979	434,048
Penn National Gaming, Inc. (a)	5,722	509,945
Royal Caribbean Cruises Ltd.	8,425	732,554
Starbucks Corp.	45,310	5,187,542
Wynn Resorts Ltd.	4,049	519,892
Yum! Brands, Inc.	11,548	1,380,217
		29,302,551
Household Durables 0.4%
DR Horton, Inc.	12,738	1,252,018
Garmin Ltd.	5,751	789,267
Leggett & Platt, Inc.	5,118	254,211
Lennar Corp., Class A	10,564	1,094,431
Mohawk Industries, Inc. (a)	2,270	466,485
Newell Brands, Inc.	14,544	392,106
NVR, Inc. (a)	133	667,407
PulteGroup, Inc.	10,233	604,975
Whirlpool Corp.	2,416	571,263
		6,092,163
Household Products 1.3%
Church & Dwight Co., Inc.	9,432	808,700
Clorox Co. (The)	4,841	883,482
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Products (continued)
Colgate-Palmolive Co.	32,657	$ 2,635,420
Kimberly-Clark Corp.	13,008	1,734,226
Procter & Gamble Co. (The)	94,771	12,644,347
		18,706,175
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	25,712	715,308
Industrial Conglomerates 1.2%
3M Co.	22,287	4,393,659
General Electric Co.	337,442	4,427,239
Honeywell International, Inc.	26,766	5,969,889
Roper Technologies, Inc.	4,039	1,803,171
		16,593,958
Insurance 1.9%
Aflac, Inc.	24,645	1,324,176
Allstate Corp. (The)	11,656	1,477,981
American International Group, Inc.	33,282	1,612,513
Aon plc, Class A	8,698	2,187,025
Arthur J Gallagher & Co.	7,456	1,080,747
Assurant, Inc.	2,228	346,677
Chubb Ltd.	17,327	2,973,140
Cincinnati Financial Corp.	5,771	650,276
Everest Re Group Ltd.	1,542	427,057
Globe Life, Inc.	3,657	374,806
Hartford Financial Services Group, Inc. (The)	13,759	907,544
Lincoln National Corp.	6,944	445,319
Loews Corp.	8,736	487,032
Marsh & McLennan Cos., Inc.	19,559	2,654,156
MetLife, Inc.	28,931	1,840,879
Principal Financial Group, Inc.	9,758	623,243
Progressive Corp. (The)	22,543	2,270,982
Prudential Financial, Inc.	15,278	1,533,300
Travelers Cos., Inc. (The)	9,706	1,501,130
Unum Group	7,841	221,587
W R Berkley Corp.	5,392	429,850
Willis Towers Watson plc	4,964	1,284,981
		26,654,401
Interactive Media & Services 6.1%
Alphabet, Inc. (a)
Class A	11,574	27,239,409
Class C	11,093	26,735,461

Facebook, Inc., Class A (a)	92,576	30,094,606
	Shares	Value

Interactive Media & Services (continued)

Twitter, Inc. (a)	30,718	$ 1,696,248
		85,765,724
Internet & Direct Marketing Retail 4.3%
Amazon.com, Inc. (a)	16,473	57,118,810
eBay, Inc.	24,879	1,387,999
Etsy, Inc. (a)	4,850	964,131
		59,470,940
IT Services 5.1%
Accenture plc, Class A	24,410	7,078,168
Akamai Technologies, Inc. (a)	6,282	682,853
Automatic Data Processing, Inc.	16,470	3,079,725
Broadridge Financial Solutions, Inc.	4,459	707,331
Cognizant Technology Solutions Corp., Class A	20,421	1,641,849
DXC Technology Co.	9,798	322,452
Fidelity National Information Services, Inc.	23,905	3,655,075
Fiserv, Inc. (a)	22,157	2,661,499
FleetCor Technologies, Inc. (a)	3,210	923,581
Gartner, Inc. (a)	3,415	668,930
Global Payments, Inc.	11,363	2,438,841
International Business Machines Corp.	34,390	4,879,253
Jack Henry & Associates, Inc.	2,927	476,604
Mastercard, Inc., Class A	33,744	12,892,233
Paychex, Inc.	12,353	1,204,294
PayPal Holdings, Inc. (a)	45,073	11,822,197
VeriSign, Inc. (a)	3,830	837,889
Visa, Inc., Class A	65,277	15,246,096
Western Union Co. (The)	15,815	407,394
		71,626,264
Leisure Products 0.0% ‡
Hasbro, Inc.	4,915	488,797
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	11,726	1,567,063
Bio-Rad Laboratories, Inc., Class A (a)	830	523,008
Illumina, Inc. (a)	5,615	2,205,796
IQVIA Holdings, Inc. (a)	7,361	1,727,553
Mettler-Toledo International, Inc. (a)	902	1,184,615
PerkinElmer, Inc.	4,313	559,094
Thermo Fisher Scientific, Inc.	15,156	7,126,806
Waters Corp. (a)	2,394	717,889
		15,611,824
Machinery 1.7%
Caterpillar, Inc.	20,986	4,787,117

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Cummins, Inc.	5,695	$ 1,435,368
Deere & Co.	12,063	4,473,564
Dover Corp.	5,528	824,722
Fortive Corp.	13,010	921,368
IDEX Corp.	2,921	654,888
Illinois Tool Works, Inc.	11,090	2,555,801
Ingersoll Rand, Inc. (a)	14,344	708,737
Otis Worldwide Corp.	15,689	1,221,703
PACCAR, Inc.	13,352	1,200,078
Parker-Hannifin Corp.	4,968	1,559,008
Pentair plc	6,391	412,283
Snap-on, Inc.	2,085	495,396
Stanley Black & Decker, Inc.	6,191	1,280,113
Westinghouse Air Brake Technologies Corp.	6,833	560,784
Xylem, Inc.	6,941	768,022
		23,858,952
Media 1.3%
Charter Communications, Inc., Class A (a)	5,444	3,666,262
Comcast Corp., Class A	175,927	9,878,301
Discovery, Inc. (a)
Class A (b)	6,254	235,526
Class C	11,149	360,224

DISH Network Corp., Class A (a)	9,524	426,580
Fox Corp.
Class A	12,867	481,483
Class B	5,915	215,188

Interpublic Group of Cos., Inc. (The)	15,036	477,393
News Corp.
Class A	15,052	394,287
Class B	4,687	113,941

Omnicom Group, Inc.	8,276	680,784
ViacomCBS, Inc.	22,521	923,811
		17,853,780
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	56,131	2,116,700
Newmont Corp.	30,801	1,922,290
Nucor Corp.	11,471	943,605
		4,982,595
Multiline Retail 0.5%
Dollar General Corp.	9,429	2,024,878
Dollar Tree, Inc. (a)	9,052	1,040,075
	Shares	Value

Multiline Retail (continued)
Target Corp.	19,277	$ 3,995,351
		7,060,304
Multi-Utilities 0.8%
Ameren Corp.	9,750	827,190
CenterPoint Energy, Inc.	21,228	519,874
CMS Energy Corp.	11,120	716,017
Consolidated Edison, Inc.	13,178	1,020,109
Dominion Energy, Inc.	31,006	2,477,379
DTE Energy Co.	7,458	1,044,269
NiSource, Inc.	15,082	392,434
Public Service Enterprise Group, Inc.	19,439	1,227,767
Sempra Energy	11,646	1,602,140
WEC Energy Group, Inc.	12,140	1,179,644
		11,006,823
Oil, Gas & Consumable Fuels 2.4%
APA Corp.	14,542	290,840
Cabot Oil & Gas Corp.	15,375	256,301
Chevron Corp.	74,138	7,641,404
ConocoPhillips	52,138	2,666,337
Devon Energy Corp.	22,795	532,947
Diamondback Energy, Inc.	6,958	568,677
EOG Resources, Inc.	22,460	1,653,954
Exxon Mobil Corp.	162,930	9,326,113
Hess Corp.	10,515	783,473
HollyFrontier Corp.	5,751	201,285
Kinder Morgan, Inc.	74,927	1,277,505
Marathon Oil Corp.	30,380	342,079
Marathon Petroleum Corp.	25,064	1,394,812
Occidental Petroleum Corp.	32,266	818,266
ONEOK, Inc.	17,125	896,322
Phillips 66	16,811	1,360,178
Pioneer Natural Resources Co.	7,919	1,218,180
Valero Energy Corp.	15,725	1,163,021
Williams Cos., Inc. (The)	46,713	1,137,929
		33,529,623
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	8,842	2,774,620
Pharmaceuticals 3.4%
Bristol-Myers Squibb Co.	86,226	5,382,227
Catalent, Inc. (a)	6,551	736,791
Eli Lilly and Co.	30,616	5,595,686
Johnson & Johnson	101,167	16,462,906
Merck & Co., Inc.	97,382	7,254,959
Perrigo Co. plc	5,123	213,270
Pfizer, Inc.	214,660	8,296,609
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Viatris, Inc. (a)	46,455	$ 617,852
Zoetis, Inc.	18,287	3,164,200
		47,724,500
Professional Services 0.4%
Equifax, Inc.	4,688	1,074,630
IHS Markit Ltd.	14,348	1,543,558
Jacobs Engineering Group, Inc.	5,007	668,985
Leidos Holdings, Inc.	5,133	519,870
Nielsen Holdings plc	13,771	353,226
Robert Half International, Inc.	4,353	381,367
Verisk Analytics, Inc.	6,265	1,179,073
		5,720,709
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	12,916	1,100,443
Road & Rail 1.0%
CSX Corp.	29,346	2,956,610
JB Hunt Transport Services, Inc.	3,213	548,491
Kansas City Southern	3,496	1,021,566
Norfolk Southern Corp.	9,696	2,707,511
Old Dominion Freight Line, Inc.	3,690	951,319
Union Pacific Corp.	25,778	5,725,036
		13,910,533
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices, Inc. (a)	46,637	3,806,512
Analog Devices, Inc.	14,197	2,174,413
Applied Materials, Inc.	35,317	4,686,919
Broadcom, Inc.	15,710	7,166,902
Enphase Energy, Inc. (a)	4,965	691,376
Intel Corp.	156,368	8,995,851
KLA Corp.	5,930	1,870,025
Lam Research Corp.	5,500	3,412,475
Maxim Integrated Products, Inc.	10,315	969,610
Microchip Technology, Inc.	10,363	1,557,455
Micron Technology, Inc. (a)	43,053	3,705,572
Monolithic Power Systems, Inc.	1,650	596,277
NVIDIA Corp.	23,861	14,325,667
NXP Semiconductors NV	10,660	2,052,157
Qorvo, Inc. (a)	4,358	820,045
QUALCOMM, Inc.	43,719	6,068,197
Skyworks Solutions, Inc.	6,346	1,150,720
Teradyne, Inc.	6,415	802,388
Texas Instruments, Inc.	35,416	6,392,942
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	9,458	$ 1,210,246
		72,455,749
Software 8.2%
Adobe, Inc. (a)	18,447	9,377,348
ANSYS, Inc. (a)	3,339	1,220,939
Autodesk, Inc. (a)	8,462	2,470,142
Cadence Design Systems, Inc. (a)	10,736	1,414,683
Citrix Systems, Inc.	4,733	586,182
Fortinet, Inc. (a)	5,212	1,064,447
Intuit, Inc.	10,540	4,344,166
Microsoft Corp.	290,269	73,200,037
NortonLifeLock, Inc.	22,396	483,978
Oracle Corp.	71,381	5,409,966
Paycom Software, Inc. (a)	1,891	726,919
PTC, Inc. (a)	4,055	530,962
salesforce.com, Inc. (a)	35,320	8,134,902
ServiceNow, Inc. (a)	7,546	3,821,068
Synopsys, Inc. (a)	5,865	1,449,007
Tyler Technologies, Inc. (a)	1,562	663,631
		114,898,377
Specialty Retail 2.3%
Advance Auto Parts, Inc.	2,522	504,804
AutoZone, Inc. (a)	854	1,250,358
Best Buy Co., Inc.	8,870	1,031,315
CarMax, Inc. (a)	6,256	833,549
Gap, Inc. (The)	7,918	262,086
Home Depot, Inc. (The)	41,434	13,410,943
L Brands, Inc. (a)	8,991	592,507
Lowe's Cos., Inc.	28,134	5,521,297
O'Reilly Automotive, Inc. (a)	2,702	1,493,882
Ross Stores, Inc.	13,701	1,794,009
TJX Cos., Inc. (The)	46,207	3,280,697
Tractor Supply Co.	4,476	844,174
Ulta Beauty, Inc. (a)	2,169	714,360
		31,533,981
Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc. (c)	607,338	79,840,653
Hewlett Packard Enterprise Co.	50,076	802,218
HP, Inc.	48,205	1,644,273
NetApp, Inc.	8,567	639,869
Seagate Technology plc	7,731	717,746
Western Digital Corp.	11,780	832,021
		84,476,780
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	13,424	282,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	48,934	$ 6,489,627
PVH Corp. (a)	2,737	309,774
Ralph Lauren Corp.	1,857	247,520
Tapestry, Inc. (a)	10,694	511,708
Under Armour, Inc. (a)
Class A	7,258	176,442
Class C	7,500	149,325

VF Corp.	12,361	1,083,565
		9,250,670
Tobacco 0.7%
Altria Group, Inc.	71,533	3,415,701
Philip Morris International, Inc.	59,934	5,693,730
		9,109,431
Trading Companies & Distributors 0.2%
Fastenal Co.	22,105	1,155,650
United Rentals, Inc. (a)	2,779	889,141
WW Grainger, Inc.	1,693	733,983
		2,778,774
Water Utilities 0.1%
American Water Works Co., Inc.	6,982	1,089,122
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	22,480	2,970,282
Total Common Stocks (d) (Cost $347,345,545)		1,361,637,758

Short-Term Investments 2.7%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.01% (e)	506,808	506,808
Unaffiliated Investment Company 0.0% ‡
BlackRock Liquidity FedFund, 0.05% (e)(f)	242,343	242,343

	Principal Amount	Value
U.S. Treasury Debt 2.7%
U.S. Treasury Bills (g)
0.01%, due 7/29/21 (c)	$ 2,100,000	$ 2,099,924
0.011%, due 7/8/21	35,400,000	35,399,026
Total U.S. Treasury Debt (Cost $37,499,194)		37,498,950
Total Short-Term Investments (Cost $38,248,345)		38,248,101
Total Investments (Cost $385,593,890)	100.0%	1,399,885,859
Other Assets, Less Liabilities	0.0‡	59,357
Net Assets	100.0%	$ 1,399,945,216

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $1,107,394; the total market value of collateral held by the Fund was $1,115,019. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $872,676. The Fund received cash collateral with a value of $242,343. (See Note 2(I))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.90% of the Fund’s net assets.
(e)	Current yield as of April 30, 2021.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
S&P 500 E-Mini Index	177	June 2021	$ 35,916,443	$ 36,943,440	$ 1,026,997

1.	As of April 30, 2021, cash in the amount of $1,000,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,361,637,758	$ —	$ —	$ 1,361,637,758
Short-Term Investments
Affiliated Investment Company	506,808	—	—	506,808
Unaffiliated Investment Company	242,343	—	—	242,343
U.S. Treasury Debt	—	37,498,950	—	37,498,950
Total Short-Term Investments	749,151	37,498,950	—	38,248,101
Total Investments in Securities	1,362,386,909	37,498,950	—	1,399,885,859
Other Financial Instruments
Futures Contracts (b)	1,026,997	—	—	1,026,997
Total Investments in Securities and Other Financial Instruments	$ 1,363,413,906	$ 37,498,950	$ —	$ 1,400,912,856

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay S&P 500 Index Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $385,087,082) including securities on loan of $1,107,394	$1,399,379,051
Investment in affiliated investment companies, at value (identified cost $506,808)	506,808
Cash collateral on deposit at broker for futures contracts	1,000,000
Receivables:
Fund shares sold	1,121,491
Dividends and interest	973,044
Securities lending	87
Other assets	59,583
Total assets	1,403,040,064
Liabilities
Cash collateral received for securities on loan	242,342
Due to custodian	503,669
Payables:
Variation margin on futures contracts	1,256,648
Fund shares redeemed	402,545
Transfer agent (See Note 3)	201,819
Manager (See Note 3)	173,350
NYLIFE Distributors (See Note 3)	171,440
Professional fees	51,556
Shareholder communication	41,553
Custodian	1,547
Dividend payable	87
Accrued expenses	48,292
Total liabilities	3,094,848
Net assets	$1,399,945,216
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 25,728
Additional paid-in-capital	358,076,664
358,102,392
Total distributable earnings (loss)	1,041,842,824
Net assets	$1,399,945,216
Class A
Net assets applicable to outstanding shares	$788,747,013
Shares of beneficial interest outstanding	14,600,173
Net asset value per share outstanding	$ 54.02
Maximum sales charge (1.50% of offering price)	0.82
Maximum offering price per share outstanding	$ 54.84
Investor Class
Net assets applicable to outstanding shares	$ 61,686,271
Shares of beneficial interest outstanding	1,144,824
Net asset value per share outstanding	$ 53.88
Maximum sales charge (1.00% of offering price)	0.54
Maximum offering price per share outstanding	$ 54.42
Class I
Net assets applicable to outstanding shares	$549,481,961
Shares of beneficial interest outstanding	9,982,688
Net asset value and offering price per share outstanding	$ 55.04
SIMPLE Class
Net assets applicable to outstanding shares	$ 29,971
Shares of beneficial interest outstanding	554
Net asset value and offering price per share outstanding	$ 54.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,259)	$ 10,212,774
Securities lending	19,611
Interest	3,684
Dividends-affiliated	53
Total income	10,236,122
Expenses
Manager (See Note 3)	1,020,751
Distribution/Service—Class A (See Note 3)	877,839
Distribution/Service—Investor Class (See Note 3)	74,742
Distribution/Service—SIMPLE Class (See Note 3)	68
Transfer agent (See Note 3)	480,863
Professional fees	61,261
Registration	48,111
Shareholder communication	32,899
Custodian	23,097
Trustees	12,460
Insurance	4,670
Miscellaneous	59,453
Total expenses before waiver/reimbursement	2,696,214
Expense waiver/reimbursement from Manager (See Note 3)	(43,339)
Net expenses	2,652,875
Net investment income (loss)	7,583,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	24,027,638
Futures transactions	2,373,729
Net realized gain (loss)	26,401,367
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	278,136,178
Futures contracts	1,345,003
Net change in unrealized appreciation (depreciation)	279,481,181
Net realized and unrealized gain (loss)	305,882,548
Net increase (decrease) in net assets resulting from operations	$313,465,795
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay S&P 500 Index Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,583,247	$ 14,221,087
Net realized gain (loss)	26,401,367	100,232,774
Net change in unrealized appreciation (depreciation)	279,481,181	(7,098,240)
Net increase (decrease) in net assets resulting from operations	313,465,795	107,355,621
Distributions to shareholders:
Class A	(56,036,725)	(87,928,163)
Investor Class	(5,128,468)	(8,636,257)
Class I	(41,144,122)	(62,882,463)
SIMPLE Class	(1,984)	—
Total distributions to shareholders	(102,311,299)	(159,446,883)
Capital share transactions:
Net proceeds from sales of shares	128,110,333	296,472,066
Net asset value of shares issued to shareholder in reinvestment of distributions	101,127,238	157,434,383
Cost of shares redeemed	(134,498,547)	(321,890,809)
Increase (decrease) in net assets derived from capital share transactions	94,739,024	132,015,640
Net increase (decrease) in net assets	305,893,520	79,924,378
Net Assets
Beginning of period	1,094,051,696	1,014,127,318
End of period	$1,399,945,216	$1,094,051,696
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 45.82	$ 49.60	$ 49.27	$ 53.27	$ 47.57	$ 48.27
Net investment income (loss) (a)	0.27	0.58	0.67	0.69	0.65	0.74
Net realized and unrealized gain (loss) on investments	12.18	3.44	5.52	2.61	9.47	1.06
Total from investment operations	12.45	4.02	6.19	3.30	10.12	1.80
Less distributions:
From net investment income	(0.55)	(0.91)	(0.77)	(0.79)	(1.07)	(0.74)
From net realized gain on investments	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)	(1.76)
Total distributions	(4.25)	(7.80)	(5.86)	(7.30)	(4.42)	(2.50)
Net asset value at end of period	$ 54.02	$ 45.82	$ 49.60	$ 49.27	$ 53.27	$ 47.57
Total investment return (b)	28.51%	9.21%	13.80%	6.77%	22.93%	3.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%††	1.32%	1.44%	1.39%	1.33%	1.60%
Net expenses (c)	0.51%††	0.54%	0.54%	0.54%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.51%††	0.54%	0.54%	0.54%	0.64%	0.61%
Portfolio turnover rate	4%	15%	3%	3%	3%	4%
Net assets at end of period (in 000’s)	$ 788,747	$ 602,036	$ 559,780	$ 511,043	$ 527,768	$ 597,791

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 45.68	$ 49.50	$ 49.18	$ 53.18	$ 47.51	$ 48.22
Net investment income (loss) (a)	0.22	0.51	0.59	0.62	0.63	0.69
Net realized and unrealized gain (loss) on investments	12.14	3.43	5.52	2.58	9.43	1.05
Total from investment operations	12.36	3.94	6.11	3.20	10.06	1.74
Less distributions:
From net investment income	(0.46)	(0.87)	(0.70)	(0.69)	(1.04)	(0.69)
From net realized gain on investments	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)	(1.76)
Total distributions	(4.16)	(7.76)	(5.79)	(7.20)	(4.39)	(2.45)
Net asset value at end of period	$ 53.88	$ 45.68	$ 49.50	$ 49.18	$ 53.18	$ 47.51
Total investment return (b)	28.38%	9.03%	13.62%	6.58%	22.81%	3.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	1.16%	1.26%	1.23%	1.29%	1.49%
Net expenses (c)	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.85%††	0.88%	0.89%	0.87%	0.82%	0.84%
Portfolio turnover rate	4%	15%	3%	3%	3%	4%
Net assets at end of period (in 000’s)	$ 61,686	$ 55,546	$ 54,505	$ 41,907	$ 38,052	$ 46,999

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 46.66	$ 50.38	$ 49.97	$ 53.93	$ 48.12	$ 48.81
Net investment income (loss) (a)	0.34	0.70	0.81	0.83	0.78	0.87
Net realized and unrealized gain (loss) on investments	12.40	3.50	5.59	2.64	9.56	1.06
Total from investment operations	12.74	4.20	6.40	3.47	10.34	1.93
Less distributions:
From net investment income	(0.66)	(1.03)	(0.90)	(0.92)	(1.18)	(0.86)
From net realized gain on investments	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)	(1.76)
Total distributions	(4.36)	(7.92)	(5.99)	(7.43)	(4.53)	(2.62)
Net asset value at end of period	$ 55.04	$ 46.66	$ 50.38	$ 49.97	$ 53.93	$ 48.12
Total investment return (b)	28.67%	9.47%	14.08%	7.05%	23.20%	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	1.56%	1.74%	1.64%	1.58%	1.88%
Net expenses (c)	0.26%††	0.29%	0.29%	0.29%	0.35%	0.35%
Expenses (before waiver/reimbursement) (c)	0.26%††	0.29%	0.29%	0.29%	0.39%	0.35%
Portfolio turnover rate	4%	15%	3%	3%	3%	4%
Net assets at end of period (in 000’s)	$ 549,482	$ 436,446	$ 399,842	$ 592,457	$ 717,528	$ 755,952

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 45.65	$ 48.83**
Net investment income (loss) (a)	0.15	0.02
Net realized and unrealized gain (loss) on investments	12.17	(3.20)
Total from investment operations	12.32	(3.18)
Less distributions:
From net investment income	(0.17)	—
From net realized gain on investments	(3.70)	—
Total distributions	(3.87)	—
Net asset value at end of period	$ 54.10	$ 45.65
Total investment return (b)	28.24%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.61%	0.30%
Net expenses†† (c)	0.95%	0.95%
Expenses (before waiver/reimbursement)†† (c)	1.10%	1.15%
Portfolio turnover rate	4%	15%
Net assets at end of period (in 000’s)	$ 30	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay S&P 500 Index Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A *

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

25

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.

26	MainStay MacKay S&P 500 Index Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
27

Notes to Financial Statements (Unaudited) (continued)
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

28	MainStay MacKay S&P 500 Index Fund

(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,026,997	$1,026,997
Total Fair Value	$1,026,997	$1,026,997

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$2,373,729	$2,373,729
Total Net Realized Gain (Loss)	$2,373,729	$2,373,729

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$1,345,003	$1,345,003
Total Net Change in Unrealized Appreciation (Depreciation)	$1,345,003	$1,345,003

Average Notional Amount	Total
Futures Contracts Long	$14,156,347
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
29

Notes to Financial Statements (Unaudited) (continued)
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,020,751 and waived fees and/or reimbursed expenses in the amount of $43,339 and paid the Subadvisor fees in the amount of $489,102.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $71,058 and $10,135, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2021, of $4,189.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$209,036	$—
Investor Class	118,821	—
Class I	152,952	—
SIMPLE Class	54	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

30	MainStay MacKay S&P 500 Index Fund

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 3,588	$ 54,971	$ (58,052)	$ —	$ —	$ 507	$ —(a)	$ —	507

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$7,296,833	1.3%
SIMPLE Class	29,973	100.0
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$385,796,386	$1,018,710,262	$(3,593,792)	$1,015,116,470
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 19,445,300
Long-Term Capital Gains	140,001,583
Total	$159,446,883
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,552 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.

31

Notes to Financial Statements (Unaudited) (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $48,423 and $72,981, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,208,259	$ 60,601,813
Shares issued to shareholders in reinvestment of distributions	1,163,874	54,969,783
Shares redeemed	(1,146,924)	(56,811,194)
Net increase (decrease) in shares outstanding before conversion	1,225,209	58,760,402
Shares converted into Class A (See Note 1)	236,828	11,598,619
Shares converted from Class A (See Note 1)	(654)	(33,352)
Net increase (decrease)	1,461,383	$ 70,325,669
Year ended October 31, 2020:
Shares sold	2,324,681	$ 99,157,653
Shares issued to shareholders in reinvestment of distributions	2,011,976	86,132,703
Shares redeemed	(2,829,898)	(120,164,291)
Net increase (decrease) in shares outstanding before conversion	1,506,759	65,126,065
Shares converted into Class A (See Note 1)	363,219	16,153,296
Shares converted from Class A (See Note 1)	(16,104)	(654,326)
Net increase (decrease)	1,853,874	$ 80,625,035

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	130,581	$ 6,559,592
Shares issued to shareholders in reinvestment of distributions	108,660	5,122,224
Shares redeemed	(73,811)	(3,674,982)
Net increase (decrease) in shares outstanding before conversion	165,430	8,006,834
Shares converted into Investor Class (See Note 1)	655	33,352
Shares converted from Investor Class (See Note 1)	(237,329)	(11,598,619)
Net increase (decrease)	(71,244)	$ (3,558,433)
Year ended October 31, 2020:
Shares sold	467,524	$ 19,715,548
Shares issued to shareholders in reinvestment of distributions	201,967	8,630,158
Shares redeemed	(201,322)	(8,582,450)
Net increase (decrease) in shares outstanding before conversion	468,169	19,763,256
Shares converted into Investor Class (See Note 1)	10,855	432,724
Shares converted from Investor Class (See Note 1)	(364,103)	(16,153,296)
Net increase (decrease)	114,921	$ 4,042,684

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,198,873	$ 60,948,928
Shares issued to shareholders in reinvestment of distributions	853,614	41,033,248
Shares redeemed	(1,422,840)	(74,012,371)
Net increase (decrease)	629,647	$ 27,969,805
Year ended October 31, 2020:
Shares sold	4,290,457	$ 177,573,865
Shares issued to shareholders in reinvestment of distributions	1,440,725	62,671,522
Shares redeemed	(4,319,173)	(193,144,068)
Net increase (decrease) in shares outstanding before conversion	1,412,009	47,101,319
Shares converted into Class I (See Note 1)	5,187	221,602
Net increase (decrease)	1,417,196	$ 47,322,921

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	42	$ 1,983
Net increase (decrease)	42	$ 1,983
Period ended October 31, 2020:
Shares sold	512	$ 25,000
Net increase (decrease)	512	$ 25,000

32	MainStay MacKay S&P 500 Index Fund

Note 10-Litigation
The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit
33

Notes to Financial Statements (Unaudited) (continued)
Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the share-holder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Fund in connection with the LBO and the Fund's cost basis in shares of Tribune was as follows:
Fund	Proceeds	Cost Basis
MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.
At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund's net asset value.
Note 11–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay S&P 500 Index Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

36	MainStay MacKay S&P 500 Index Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

38	MainStay MacKay S&P 500 Index Fund

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay MacKay S&P 500 Index Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737109MS071-21	MSSP10-06/21
(NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	12/17/2012	3.48%	12.08%	4.45%	4.07%	1.04%
		Excluding sales charges		6.68	15.54	5.09	4.45	1.04
Investor Class Shares[2]	Maximum 2.5% Initial Sales Charge	With sales charges	12/17/2012	3.85	11.97	4.37	3.96	1.13
		Excluding sales charges		6.52	15.43	5.01	4.34	1.13
Class C Shares	Maximum 1% CDSC	With sales charges	12/17/2012	5.12	13.45	4.20	3.56	1.88
	if Redeemed Within 18 months of Purchase	Excluding sales charges		6.12	14.45	4.20	3.56	1.88
Class I Shares	No Sales Charge		12/17/2012	6.70	15.83	5.33	4.70	0.79
Class R2 Shares	No Sales Charge		12/17/2012	6.52	15.31	4.96	4.33	1.14
Class R3 Shares	No Sales Charge		2/29/2016	6.37	15.13	4.70	5.53	1.39

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[1]	6.78%	16.35%	6.03%	4.91%
Morningstar High Yield Bond Category Average[2]	7.92	18.47	6.04	4.69

1.	ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,066.80	$5.18	$1,019.79	$5.06	1.01%
Investor Class Shares	$1,000.00	$1,065.20	$5.68	$1,019.29	$5.56	1.11%
Class C Shares	$1,000.00	$1,061.20	$9.51	$1,015.57	$9.30	1.86%
Class I Shares	$1,000.00	$1,067.00	$3.90	$1,021.03	$3.81	0.76%
Class R2 Shares	$1,000.00	$1,065.20	$5.68	$1,019.29	$5.56	1.11%
Class R3 Shares	$1,000.00	$1,063.70	$6.96	$1,018.05	$6.81	1.36%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	HCA, Inc., 5.375%-8.36%, due 5/1/23–2/15/26
2.	T-Mobile US, Inc., 2.25%-6.00%, due 4/15/22–4/15/27
3.	Sprint Corp., 7.875%, due 9/15/23
4.	Ford Motor Credit Co. LLC, 2.979%-5.584%, due 1/9/22–11/13/25
5.	Carnival Corp., 5.75%-11.50%, due 4/1/23–3/1/27
6.	MGM Growth Properties Operating Partnership LP, 4.625%-5.625%, due 5/1/24–6/15/25
7.	Grinding Media, Inc., 7.375%, due 12/15/23
8.	DISH Network Corp., 2.375%, due 3/15/24
9.	FS Energy and Power Fund, 7.50%, due 8/15/23
10.	Lumen Technologies, Inc., 5.80%-6.75%, due 6/15/21–12/1/23

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 6.70%, underperforming the 6.78% return of the Fund’s primary benchmark, the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index (the "Index"). Over the same period, Class I shares also underperformed the 7.92% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the high-yield market as a whole, produced strong absolute returns as positive news surrounding vaccine efficacy, coupled with the ongoing investor demand for yield, drove risk assets higher. By the end of the reporting period, spreads2 were below 350 basis points, tighter than in January 2020 prior to the pandemic. (A basis point is one one-hundredth of a percentage point.) The new issue market remained very strong, with the vast majority of issuance being refinancing. In calendar year 2020, close to $450 billion in new issuance came to market, followed by an additional $150 billion in the first quarter of 2021, both records.
During the reporting period, the Fund's returns were strong on an absolute basis and in-line with the return of the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. The Fund's positions in the energy and capital goods sectors were the largest contributors relative to the Index.
What was the Fund’s duration3 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. The Fund’s modified duration to worst4 of 1.57% was lower than that of the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index throughout the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection within the energy, capital goods and services sectors made the strongest positive contributions to the Fund’s returns relative to the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. (Contributions take weightings and total returns into account.) Conversely, overweight exposure to the health care and media sectors, as well as security selection in transportation, detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we selectively trimmed the Fund’s positions in “fallen angels” (credits downgraded from investment grade to high yield) that were purchased at the height of the pandemic and subsequently recovered nicely. Toward the end of the reporting period, the Fund purchased new issues in toy manufacturer Mattel and energy producer New Fortress Energy.
How did the Fund’s sector weightings change during the reporting period?
There were no material changes to the Fund’s sector weightings during the reporting period. On the margin, we did add to the Fund’s holdings in the health care, capital goods and services sectors while moderately trimming exposure to the consumer goods, basic industry and media sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, relative to the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index the Fund held overweight exposure to the basic industry, energy and real estate sectors. As of the same date, the Fund held underweight exposure to the consumer goods, telecommunications and technology/electronics sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 93.6%
Convertible Bonds 2.2%
Investment Companies 0.5%
Ares Capital Corp.
3.75%, due 2/1/22	$ 2,435,000	$ 2,525,095
4.625%, due 3/1/24	4,500,000	4,907,700
		7,432,795
Media 1.3%
DISH Network Corp.
2.375%, due 3/15/24	21,650,000	21,162,875
Oil & Gas Services 0.4%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	6,066,299	5,736,264
Total Convertible Bonds (Cost $32,743,037)		34,331,934
Corporate Bonds 74.2%
Advertising 0.3%
Outfront Media Capital LLC
6.25%, due 6/15/25 (b)	4,000,000	4,245,000
Aerospace & Defense 1.0%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (b)	3,600,000	3,654,000
Spirit AeroSystems, Inc.
5.50%, due 1/15/25 (b)	2,125,000	2,247,188
SSL Robotics LLC
9.75%, due 12/31/23 (b)	592,000	660,429
TransDigm UK Holdings plc
6.875%, due 5/15/26	1,500,000	1,576,875
TransDigm, Inc. (b)
6.25%, due 3/15/26	2,650,000	2,805,687
8.00%, due 12/15/25	3,875,000	4,209,219
		15,153,398
Airlines 1.2%
American Airlines, Inc.
5.50%, due 4/20/26 (b)	2,200,000	2,310,000
Delta Air Lines, Inc.
4.50%, due 10/20/25 (b)	2,000,000	2,145,304
7.00%, due 5/1/25 (b)	4,125,000	4,796,704
7.375%, due 1/15/26	1,000,000	1,174,625
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (b)	1,650,000	1,858,048
	Principal Amount	Value

Airlines (continued)
United Airlines, Inc.
4.375%, due 4/15/26 (b)	$ 5,800,000	$ 6,018,776
		18,303,457
Apparel 0.0% ‡
Levi Strauss & Co.
5.00%, due 5/1/25	300,000	306,000
Auto Manufacturers 3.0%
Ford Motor Co.
8.50%, due 4/21/23	1,800,000	2,016,000
9.00%, due 4/22/25	3,290,000	4,017,912
Ford Motor Credit Co. LLC
2.979%, due 8/3/22	1,797,000	1,824,674
3.087%, due 1/9/23	2,400,000	2,445,049
3.096%, due 5/4/23	1,065,000	1,088,942
3.219%, due 1/9/22	700,000	707,000
3.339%, due 3/28/22	2,000,000	2,027,600
3.37%, due 11/17/23	4,000,000	4,120,000
3.375%, due 11/13/25	7,000,000	7,161,770
3.664%, due 9/8/24	1,150,000	1,197,323
4.14%, due 2/15/23	1,100,000	1,139,875
5.125%, due 6/16/25	3,000,000	3,277,200
5.584%, due 3/18/24	840,000	915,600
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (b)	8,000,000	8,450,000
Mclaren Finance plc
5.75%, due 8/1/22 (b)	7,300,000	7,208,750
		47,597,695
Auto Parts & Equipment 0.8%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (b)	1,000,000	1,026,250
Adient US LLC
9.00%, due 4/15/25 (b)	2,045,000	2,266,371
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	2,000,000	2,071,000
Exide Global Holding Netherlands CV
10.75%, due 10/26/24 (c)(d)(e)	1,610,000	1,564,920
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	2,000,000	2,051,200
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	2,220,000	2,337,105
Meritor, Inc.
6.25%, due 2/15/24	773,000	784,595
6.25%, due 6/1/25 (b)	1,335,000	1,428,270
		13,529,711

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.6%
Koppers, Inc.
6.00%, due 2/15/25 (b)	$ 4,475,000	$ 4,598,062
Patrick Industries, Inc.
7.50%, due 10/15/27 (b)	1,675,000	1,817,375
Summit Materials LLC (b)
5.125%, due 6/1/25	1,690,000	1,713,238
6.50%, due 3/15/27	1,000,000	1,055,000
		9,183,675
Chemicals 1.2%
GPD Cos., Inc.
10.125%, due 4/1/26 (b)	3,685,000	4,012,044
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(b)	3,000,000	3,090,000
Kraton Polymers LLC
4.25%, due 12/15/25 (b)	1,540,000	1,563,100
NOVA Chemicals Corp.
4.875%, due 6/1/24 (b)	2,150,000	2,266,659
Olin Corp.
9.50%, due 6/1/25 (b)	1,000,000	1,253,750
TPC Group, Inc. (b)
10.50%, due 8/1/24	4,605,000	4,305,675
10.875%, due 8/1/24	2,600,000	2,704,000
		19,195,228
Coal 0.0% ‡
Natural Resource Partners LP
9.125%, due 6/30/25 (b)	295,000	281,356
Commercial Services 1.1%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (b)	5,000,000	5,076,600
Graham Holdings Co.
5.75%, due 6/1/26 (b)	2,920,000	3,051,400
IHS Markit Ltd.
5.00%, due 11/1/22 (b)	1,630,000	1,715,399
Jaguar Holding Co. II
4.625%, due 6/15/25 (b)	3,600,000	3,784,248
Legends Hospitality Holding Co. LLC
5.00%, due 2/1/26 (b)	2,000,000	2,065,000
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (b)	2,175,000	2,238,075
		17,930,722
	Principal Amount	Value

Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	$ 1,750,000	$ 1,881,250
5.75%, due 5/15/25 (b)	3,665,000	3,866,355
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (b)	3,500,000	3,780,000
		9,527,605
Diversified Financial Services 1.7%
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	10,090,000	10,405,312
Genworth Mortgage Holdings, Inc.
6.50%, due 8/15/25 (b)	3,260,000	3,540,067
Oxford Finance LLC
6.375%, due 12/15/22 (b)	7,750,000	7,858,345
PRA Group, Inc.
7.375%, due 9/1/25 (b)	2,650,000	2,838,813
StoneX Group, Inc.
8.625%, due 6/15/25 (b)	1,920,000	2,054,400
		26,696,937
Electric 1.2%
DPL, Inc.
4.125%, due 7/1/25 (b)	3,650,000	3,926,670
Keystone Power LLC
9.00%, due 12/1/23 (d)	810,709	778,281
NextEra Energy Operating Partners LP (b)
3.875%, due 10/15/26	3,500,000	3,660,667
4.25%, due 7/15/24	1,990,000	2,109,400
NRG Energy, Inc.
7.25%, due 5/15/26	1,000,000	1,035,470
Pacific Gas and Electric Co.
1.75%, due 6/16/22	2,000,000	2,001,754
Vistra Operations Co. LLC
3.55%, due 7/15/24 (b)	4,650,000	4,824,613
		18,336,855
Electrical Components & Equipment 0.2%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (b)	2,600,000	2,808,000
Energy-Alternate Sources 0.2%
TerraForm Power Operating LLC
4.25%, due 1/31/23 (b)	2,520,000	2,586,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Engineering & Construction 0.7%
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, due 2/1/26 (b)	$ 1,600,000	$ 1,683,784
Great Lakes Dredge & Dock Corp.
8.00%, due 5/15/22	7,650,000	7,668,207
PowerTeam Services LLC
9.033%, due 12/4/25 (b)	2,000,000	2,217,500
		11,569,491
Entertainment 1.5%
Boyne USA, Inc.
7.25%, due 5/1/25 (b)	1,950,000	2,023,379
Churchill Downs, Inc.
5.50%, due 4/1/27 (b)	3,625,000	3,762,986
International Game Technology plc (b)
4.125%, due 4/15/26	3,750,000	3,864,037
6.50%, due 2/15/25	1,400,000	1,550,500
Jacobs Entertainment, Inc.
7.875%, due 2/1/24 (b)	1,000,000	1,042,500
Live Nation Entertainment, Inc.
4.875%, due 11/1/24 (b)	2,875,000	2,928,906
Powdr Corp.
6.00%, due 8/1/25 (b)	1,930,000	2,031,325
Vail Resorts, Inc.
6.25%, due 5/15/25 (b)	5,667,000	6,014,104
		23,217,737
Environmental Control 0.1%
Covanta Holding Corp.
5.875%, due 7/1/25	1,665,000	1,736,179
Food 0.5%
B&G Foods, Inc.
5.25%, due 4/1/25	4,300,000	4,426,162
Ingles Markets, Inc.
5.75%, due 6/15/23	990,000	999,603
Lamb Weston Holdings, Inc. (b)
4.625%, due 11/1/24	1,880,000	1,950,500
4.875%, due 11/1/26	205,000	212,687
		7,588,952
Food Service 0.8%
Aramark Services, Inc.
6.375%, due 5/1/25 (b)	12,185,000	12,961,794
	Principal Amount	Value

Forest Products & Paper 0.1%
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	$ 1,631,000	$ 2,023,304
Gas 1.0%
AmeriGas Partners LP
5.625%, due 5/20/24	7,500,000	8,343,750
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (b)	6,800,000	6,885,000
		15,228,750
Healthcare-Products 0.0% ‡
Hill-Rom Holdings, Inc.
5.00%, due 2/15/25 (b)	388,000	398,360
Healthcare-Services 4.9%
AHP Health Partners, Inc.
9.75%, due 7/15/26 (b)	2,065,000	2,232,781
Centene Corp.
5.375%, due 6/1/26 (b)	1,000,000	1,041,800
Encompass Health Corp.
5.125%, due 3/15/23	5,787,000	5,794,234
5.75%, due 9/15/25	3,400,000	3,514,750
HCA, Inc.
5.375%, due 2/1/25	13,100,000	14,599,033
5.875%, due 5/1/23	9,255,000	10,100,241
5.875%, due 2/15/26	2,000,000	2,297,500
7.50%, due 12/15/23	11,610,000	13,235,400
7.58%, due 9/15/25	1,663,000	1,978,970
8.36%, due 4/15/24	10,000,000	11,700,000
ModivCare, Inc.
5.875%, due 11/15/25 (b)	5,675,000	6,029,687
Molina Healthcare, Inc.
5.375%, due 11/15/22 (f)	1,750,000	1,835,313
Tenet Healthcare Corp.
7.50%, due 4/1/25 (b)	3,500,000	3,771,250
		78,130,959
Holding Companies-Diversified 0.8%
Stena International SA
6.125%, due 2/1/25 (b)	12,220,000	12,403,300
Home Builders 1.0%
Adams Homes, Inc.
7.50%, due 2/15/25 (b)	5,165,000	5,410,337
Brookfield Residential Properties, Inc.
6.375%, due 5/15/25 (b)	1,500,000	1,533,750
Century Communities, Inc.
5.875%, due 7/15/25	3,100,000	3,208,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Century Communities, Inc. (continued)
6.75%, due 6/1/27	$ 1,000,000	$ 1,076,025
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (b)	2,980,000	3,169,975
STL Holding Co. LLC
7.50%, due 2/15/26 (b)	1,600,000	1,672,000
		16,070,587
Household Products & Wares 0.1%
Spectrum Brands, Inc.
5.75%, due 7/15/25	1,000,000	1,029,400
Housewares 0.3%
Newell Brands, Inc.
4.35%, due 4/1/23 (f)	2,250,000	2,371,522
4.875%, due 6/1/25	1,750,000	1,933,750
		4,305,272
Insurance 0.6%
MGIC Investment Corp.
5.75%, due 8/15/23	4,000,000	4,325,000
NMI Holdings, Inc.
7.375%, due 6/1/25 (b)	4,485,000	5,157,750
		9,482,750
Internet 1.9%
Netflix, Inc.
3.625%, due 6/15/25 (b)	1,000,000	1,075,320
5.50%, due 2/15/22	6,300,000	6,528,375
5.75%, due 3/1/24	4,980,000	5,611,837
5.875%, due 2/15/25	665,000	768,906
NortonLifeLock, Inc.
5.00%, due 4/15/25 (b)	4,555,000	4,613,851
Uber Technologies, Inc.
7.50%, due 5/15/25 (b)	4,800,000	5,190,000
VeriSign, Inc.
4.625%, due 5/1/23	5,627,000	5,643,881
		29,432,170
Investment Companies 2.5%
Ares Capital Corp.
3.875%, due 1/15/26	1,000,000	1,067,177
FS Energy and Power Fund
7.50%, due 8/15/23 (b)	19,344,000	19,634,160
	Principal Amount	Value

Investment Companies (continued)
Icahn Enterprises LP
4.75%, due 9/15/24	$ 15,195,000	$ 15,922,840
6.75%, due 2/1/24	2,950,000	3,012,688
		39,636,865
Iron & Steel 0.4%
Allegheny Technologies, Inc.
7.875%, due 8/15/23 (f)	3,000,000	3,266,250
Mineral Resources Ltd.
8.125%, due 5/1/27 (b)	3,400,000	3,765,772
		7,032,022
Leisure Time 3.3%
Carlson Travel, Inc. (b)
6.75%, due 12/15/25	10,000,000	9,400,000
10.50%, due 3/31/25 (f)	4,597,006	4,780,886
Carnival Corp. (b)
5.75%, due 3/1/27	8,000,000	8,435,040
7.625%, due 3/1/26	1,410,000	1,543,950
10.50%, due 2/1/26	8,500,000	10,018,525
11.50%, due 4/1/23	3,000,000	3,447,600
Silversea Cruise Finance Ltd.
7.25%, due 2/1/25 (b)	14,035,000	14,524,822
		52,150,823
Lodging 2.1%
Boyd Gaming Corp.
6.00%, due 8/15/26	1,750,000	1,815,625
6.375%, due 4/1/26	1,500,000	1,548,750
8.625%, due 6/1/25 (b)	4,490,000	4,971,328
Genting New York LLC
3.30%, due 2/15/26 (b)	2,985,000	2,976,041
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (b)	3,150,000	3,317,422
Hyatt Hotels Corp.
5.375%, due 4/23/25	5,070,000	5,723,691
Marriott International, Inc.
3.75%, due 10/1/25	1,000,000	1,077,305
Series Z
4.15%, due 12/1/23	1,500,000	1,610,600
Series EE
5.75%, due 5/1/25	8,845,000	10,181,861
		33,222,623
Machinery-Diversified 0.4%
Briggs & Stratton Corp. (Escrow Claim Shares)
6.875%, due 12/15/20 (g)(h)(i)	3,425,000	274,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified (continued)
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (b)	$ 2,500,000	$ 2,687,500
Tennant Co.
5.625%, due 5/1/25	3,754,000	3,859,600
		6,821,100
Media 3.9%
CCO Holdings LLC (b)
5.50%, due 5/1/26	8,800,000	9,081,600
5.75%, due 2/15/26	1,472,000	1,523,520
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	10,013,125
5.875%, due 9/15/22	3,250,000	3,413,800
DISH DBS Corp.
5.875%, due 7/15/22	3,550,000	3,716,850
5.875%, due 11/15/24	2,292,000	2,479,623
EW Scripps Co. (The)
5.125%, due 5/15/25 (b)	2,555,000	2,622,171
Meredith Corp.
6.50%, due 7/1/25 (b)	2,500,000	2,668,750
6.875%, due 2/1/26	4,060,000	4,166,575
Quebecor Media, Inc.
5.75%, due 1/15/23	6,920,000	7,395,750
Sirius XM Radio, Inc. (b)
3.875%, due 8/1/22	1,000,000	1,004,950
4.625%, due 7/15/24	5,000,000	5,131,250
5.375%, due 7/15/26	536,000	553,527
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (c)(d)(e)(i)	3,000,000	3,105,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (b)	485,000	505,613
Videotron Ltd.
5.00%, due 7/15/22	4,869,000	5,075,932
		62,458,036
Metal Fabricate & Hardware 1.4%
Grinding Media, Inc.
7.375%, due 12/15/23 (b)	21,546,000	21,916,591
Mining 2.1%
Arconic Corp.
6.00%, due 5/15/25 (b)	3,000,000	3,202,500
Compass Minerals International, Inc.
4.875%, due 7/15/24 (b)	12,860,000	13,245,800
Constellium SE
5.75%, due 5/15/24 (b)	3,500,000	3,521,735
	Principal Amount	Value

Mining (continued)
First Quantum Minerals Ltd. (b)
7.25%, due 4/1/23	$ 3,856,000	$ 3,928,300
7.50%, due 4/1/25	2,500,000	2,595,313
Hudbay Minerals, Inc.
4.50%, due 4/1/26 (b)	1,000,000	1,015,000
Novelis Corp.
5.875%, due 9/30/26 (b)	5,875,000	6,128,741
		33,637,389
Miscellaneous—Manufacturing 0.5%
FXI Holdings, Inc.
7.875%, due 11/1/24 (b)	1,965,000	2,028,862
Hillenbrand, Inc.
5.00%, due 9/15/26 (f)	2,300,000	2,547,250
5.75%, due 6/15/25	3,515,000	3,765,444
		8,341,556
Oil & Gas 7.0%
Apache Corp.
4.625%, due 11/15/25	1,950,000	2,059,688
Ascent Resources Utica Holdings LLC
9.00%, due 11/1/27 (b)	1,556,000	2,018,910
California Resources Corp.
7.125%, due 2/1/26 (b)	4,520,000	4,629,926
Callon Petroleum Co.
9.00%, due 4/1/25 (b)	1,700,000	1,763,750
Centennial Resource Production LLC
5.375%, due 1/15/26 (b)	2,280,000	2,134,650
Chesapeake Energy Corp.
5.50%, due 2/1/26 (b)	2,020,000	2,131,100
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	5,027,610
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (b)	3,000,000	3,030,000
Comstock Resources, Inc.
9.75%, due 8/15/26	1,387,000	1,508,057
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (b)	2,615,000	2,561,968
Endeavor Energy Resources LP
6.625%, due 7/15/25 (b)	900,000	958,500
EQT Corp.
7.625%, due 2/1/25 (f)	7,850,000	9,035,468
Gulfport Energy Corp. (d)(g)(h)
6.00%, due 10/15/24	2,245,000	2,250,613
6.625%, due 5/1/23	4,452,000	4,496,520
Hess Corp.
3.50%, due 7/15/24	910,000	962,565

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Hilcorp Energy I LP
5.75%, due 10/1/25 (b)	$ 2,000,000	$ 2,023,660
Occidental Petroleum Corp.
2.70%, due 2/15/23	1,502,000	1,505,755
5.50%, due 12/1/25	2,000,000	2,150,000
5.875%, due 9/1/25	3,160,000	3,452,300
8.00%, due 7/15/25	5,000,000	5,837,500
Ovintiv Exploration, Inc.
5.75%, due 1/30/22	4,000,000	4,126,825
PBF Holding Co. LLC
7.25%, due 6/15/25	7,845,000	6,687,862
9.25%, due 5/15/25 (b)	3,100,000	3,247,250
PDC Energy, Inc.
6.125%, due 9/15/24	3,700,000	3,792,500
Range Resources Corp.
5.875%, due 7/1/22	2,828,000	2,849,210
9.25%, due 2/1/26	4,343,000	4,768,961
Southwestern Energy Co.
6.45%, due 1/23/25 (f)	12,463,000	13,460,040
Talos Production, Inc.
12.00%, due 1/15/26 (b)	11,410,000	11,438,525
Transocean Guardian Ltd.
5.875%, due 1/15/24 (b)	1,232,500	1,146,225
		111,055,938
Oil & Gas Services 0.7%
Nine Energy Service, Inc.
8.75%, due 11/1/23 (b)	3,775,000	1,566,625
TechnipFMC plc
6.50%, due 2/1/26 (b)	9,220,000	9,843,142
		11,409,767
Packaging & Containers 0.6%
Cascades USA, Inc.
5.125%, due 1/15/26 (b)	4,416,000	4,680,960
Sealed Air Corp.
5.25%, due 4/1/23 (b)	1,000,000	1,058,750
Silgan Holdings, Inc.
4.75%, due 3/15/25	3,360,000	3,411,845
		9,151,555
Pharmaceuticals 1.3%
Bausch Health Americas, Inc.
9.25%, due 4/1/26 (b)	1,250,000	1,384,625
Bausch Health Cos., Inc. (b)
6.125%, due 4/15/25	9,335,000	9,531,315
7.00%, due 3/15/24	5,530,000	5,668,250
	Principal Amount	Value

Pharmaceuticals (continued)
Endo DAC
5.875%, due 10/15/24 (b)	$ 4,150,000	$ 4,170,750
		20,754,940
Pipelines 4.7%
Antero Midstream Partners LP
5.375%, due 9/15/24	2,500,000	2,540,625
Cheniere Energy Partners LP
5.625%, due 10/1/26	1,000,000	1,042,500
Enable Midstream Partners LP
3.90%, due 5/15/24 (f)	1,500,000	1,599,144
EQM Midstream Partners LP
6.00%, due 7/1/25 (b)	5,365,000	5,861,262
Genesis Energy LP
6.25%, due 5/15/26	2,190,000	2,144,558
6.50%, due 10/1/25	3,000,000	3,015,000
Hess Midstream Operations LP
5.625%, due 2/15/26 (b)	4,829,000	5,010,088
New Fortress Energy, Inc.
6.50%, due 9/30/26 (b)	2,500,000	2,550,825
NGL Energy Operating LLC
7.50%, due 2/1/26 (b)	1,000,000	1,047,500
NGPL PipeCo LLC
4.375%, due 8/15/22 (b)	5,565,000	5,762,758
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,614,375
PBF Logistics LP
6.875%, due 5/15/23	4,000,000	3,995,000
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (j)(k)	18,663,000	15,490,290
Rattler Midstream LP
5.625%, due 7/15/25 (b)	760,000	800,850
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (b)	2,905,000	2,886,786
Ruby Pipeline LLC
8.00%, due 4/1/22 (b)(f)	7,866,000	6,724,419
Tallgrass Energy Partners LP
5.50%, due 9/15/24 (b)	5,075,000	5,170,156
TransMontaigne Partners LP
6.125%, due 2/15/26	2,370,000	2,381,850
Western Midstream Operating LP
4.00%, due 7/1/22	500,000	511,875
4.65%, due 7/1/26	4,315,000	4,619,747
		74,769,608
Real Estate 0.8%
Newmark Group, Inc.
6.125%, due 11/15/23	12,225,000	13,326,501
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 3.4%
CTR Partnership LP
5.25%, due 6/1/25	$ 2,400,000	$ 2,471,040
Diversified Healthcare Trust
9.75%, due 6/15/25	3,000,000	3,360,000
GLP Capital LP
5.25%, due 6/1/25	2,500,000	2,822,350
5.375%, due 11/1/23	3,110,000	3,416,646
5.375%, due 4/15/26	700,000	791,863
MGM Growth Properties Operating Partnership LP
4.625%, due 6/15/25 (b)	1,935,000	2,058,617
5.625%, due 5/1/24	19,681,000	21,220,448
MPT Operating Partnership LP
5.25%, due 8/1/26	2,500,000	2,578,125
SBA Communications Corp.
4.875%, due 9/1/24	1,450,000	1,484,438
Starwood Property Trust, Inc.
5.00%, due 12/15/21	2,485,000	2,508,607
VICI Properties LP
3.50%, due 2/15/25 (b)	10,640,000	10,866,100
		53,578,234
Retail 1.4%
CEC Entertainment LLC
6.75%, due 5/1/26 (b)	1,745,000	1,729,731
Dave & Buster's, Inc.
7.625%, due 11/1/25 (b)	2,325,000	2,511,854
KFC Holding Co.
5.25%, due 6/1/26 (b)	8,069,000	8,295,013
NMG Holding Co., Inc.
7.125%, due 4/1/26 (b)	3,000,000	3,068,640
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,075,000	3,151,875
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (c)(d)(e)(h)	4,455,000	—
Yum! Brands, Inc.
3.875%, due 11/1/23	1,000,000	1,048,750
7.75%, due 4/1/25 (b)	2,500,000	2,731,250
		22,537,113
Semiconductors 0.1%
Microchip Technology, Inc.
4.25%, due 9/1/25 (b)	1,300,000	1,365,230
	Principal Amount	Value

Software 2.1%
BY Crown Parent LLC (b)
4.25%, due 1/31/26	$ 7,000,000	$ 7,332,500
7.375%, due 10/15/24	1,687,000	1,722,090
Camelot Finance SA
4.50%, due 11/1/26 (b)	8,225,000	8,512,875
CDK Global, Inc.
5.00%, due 10/15/24 (f)	3,150,000	3,462,480
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (b)	1,500,000	1,524,375
Open Text Corp.
5.875%, due 6/1/26 (b)	2,500,000	2,578,125
PTC, Inc.
3.625%, due 2/15/25 (b)	6,870,000	7,048,276
Veritas US, Inc.
7.50%, due 9/1/25 (b)	1,250,000	1,293,750
		33,474,471
Telecommunications 7.1%
CommScope Technologies LLC
6.00%, due 6/15/25 (b)	1,421,000	1,445,867
Hughes Satellite Systems Corp.
7.625%, due 6/15/21	2,255,000	2,270,334
Level 3 Financing, Inc.
5.375%, due 5/1/25	6,000,000	6,132,000
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	9,200,000	9,489,800
Series S
6.45%, due 6/15/21	3,500,000	3,517,500
Series W
6.75%, due 12/1/23	6,000,000	6,622,500
Sprint Communications, Inc.
9.25%, due 4/15/22	2,500,000	2,681,250
Sprint Corp.
7.875%, due 9/15/23	29,145,000	33,225,300
T-Mobile US, Inc.
2.25%, due 2/15/26	29,000,000	29,183,569
4.00%, due 4/15/22	6,045,000	6,181,012
4.50%, due 2/1/26	2,000,000	2,050,000
5.125%, due 4/15/25	2,000,000	2,034,400
5.375%, due 4/15/27	570,000	603,488
6.00%, due 3/1/23	6,755,000	6,812,080
		112,249,100
Textiles 0.1%
Eagle Intermediate Global Holding BV
7.50%, due 5/1/25 (b)	1,610,000	1,461,075

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies 0.6%
Mattel, Inc.
3.15%, due 3/15/23	$ 3,760,000	$ 3,854,865
3.375%, due 4/1/26 (b)	2,500,000	2,588,050
6.75%, due 12/31/25 (b)	3,162,000	3,321,681
		9,764,596
Transportation 0.3%
Teekay Corp.
9.25%, due 11/15/22 (b)	1,935,000	1,973,700
Watco Cos. LLC
6.50%, due 6/15/27 (b)	3,000,000	3,195,000
		5,168,700
Total Corporate Bonds (Cost $1,140,167,093)		1,176,544,627
Loan Assignments 17.2%
Aerospace & Defense 1.0%
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (l)	4,500,000	4,726,876
Spirit Aerosystems, Inc. Initial Term Loan
6.00% (1 Month LIBOR + 5.25%), due 1/15/25 (l)	1,296,750	1,301,613
TransDigm, Inc.
Tranche Refinancing Term Loan F
2.363% (1 Month LIBOR + 2.25%), due 12/9/25 (l)	9,875,000	9,748,195
		15,776,684
Automobile 0.6%
Dealer Tire LLC Term Loan B1
4.363% (1 Month LIBOR + 4.25%), due 1/1/38 (l)	4,147,500	4,143,610
Tenneco Inc. Tranche Term Loan B
3.113% (1 Month LIBOR + 3.00%), due 10/1/25 (l)	2,954,660	2,880,793
Wheel Pros LLC Term Loan
TBD, due 4/23/28	3,200,000	3,196,000
		10,220,403
	Principal Amount	Value

Beverage, Food & Tobacco 0.6%
B&G Foods, Inc.
Tranche Term Loan B4
2.613% (1 Month LIBOR + 2.50%), due 10/10/26 (l)	$ 3,303,333	$ 3,296,453
United Natural Foods, Inc.
Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 10/22/25 (l)	5,485,281	5,479,477
		8,775,930
Chemicals, Plastics & Rubber 1.5%
Innophos Holdings, Inc.
Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 2/5/27 (l)	4,257,000	4,243,697
Jazz Pharmaceuticals, Inc.
Term Loan
TBD, due 4/21/28	5,000,000	5,011,250
Meredith Corp. Tranche Term Loan B2
2.613% (1 Month LIBOR + 2.50%), due 1/31/25 (l)	2,140,080	2,111,844
PPD, Inc.
Initial Term Loan
2.75% (1 Month LIBOR + 2.25%), due 1/13/28 (l)	5,000,000	4,988,750
SCIH Salt Holdings, Inc.
Term Loan B
TBD, due 3/16/27	7,400,000	7,363,000
		23,718,541
Containers, Packaging & Glass 0.1%
Neenah Foundry Co. Term Loan
10.00% (2 Month LIBOR + 9.00%), due 12/13/22 (l)	2,630,226	2,235,692
Diversified/Conglomerate Service 0.5%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24 (l)	2,047,254	2,044,696
WEX, Inc.
Term Loan B
2.363% (1 Month LIBOR + 2.25%), due 3/31/28 (l)	6,600,000	6,567,000
		8,611,696
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics 1.0%
Camelot U.S. Acquisition 1 Co. (l)
Initial Term Loan
3.113% (1 Month LIBOR + 3.00%), due 10/30/26	$ 9,240,817	$ 9,148,408
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	2,992,500	2,993,248
CommScope, Inc.
Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 4/6/26 (l)	2,955,000	2,929,605
		15,071,261
Entertainment 0.4%
CCM Merger Inc. Term B Loan
4.50% (3 Month LIBOR + 3.75%), due 11/4/25 (l)	2,490,909	2,489,870
NAI Entertainment Holdings LLC Tranche Term Loan B
3.50% (1 Month LIBOR + 2.50%), due 5/8/25 (l)	3,261,667	3,194,395
		5,684,265
Finance 3.0%
AAdvantage Loyalty IP Ltd.
Initial Term Loan
5.50% (6 Month LIBOR + 4.75%), due 4/20/28 (l)	1,750,000	1,796,758
American Trailer World Corp. 1st Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 3/3/28 (l)	4,800,000	4,761,000
BY Crown Parent LLC Initial Term Loan B1
4.00% (1 Month LIBOR + 3.00%), due 2/2/26 (l)	5,967,181	5,959,723
Cimpress Public Limited Co. Term Loan
TBD, due 4/14/28	5,000,000	4,950,000
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (l)	14,962,500	15,014,869
	Principal Amount	Value

Finance (continued)
Jefferies Finance LLC Closing Date Term Loan
3.125% (1 Month LIBOR + 3.00%), due 6/3/26 (l)	$ 3,930,000	$ 3,890,700
Mileage Plus Holdings LLC Initial Term Loan
6.25% (3 Month LIBOR + 5.25%), due 6/21/27 (l)	2,500,000	2,664,845
Rent-A-Center, Inc. Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 2/17/28 (l)	750,000	752,812
Schweitzer-Mauduit International, Inc. Term Loan B
4.50%, due 1/27/28	3,350,000	3,333,250
Truck Hero, Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 1/31/28 (l)	4,000,000	3,989,000
		47,112,957
Healthcare, Education & Childcare 1.9%
Ascend Learning LLC Amendment No. 2 Incremental Term Loan
4.75% (1 Month LIBOR + 3.75%), due 7/12/24 (l)	1,990,000	1,990,000
Ascend Learning LLC Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (l)	7,900,768	7,882,430
Catalent Pharma Solutions, Inc. Dollar Term Loan B3
2.50% (1 Month LIBOR + 2.00%), due 2/22/28 (l)	2,515,324	2,514,275
Endo Luxembourg Finance Co. I SARL
2021 Term Loan B
5.75% (1 Month LIBOR + 5.00%), due 3/27/28 (l)	2,700,000	2,624,063
LifePoint Health, Inc.
First Lien Term Loan B
3.863% (1 Month LIBOR + 3.75%), due 11/16/25 (l)	6,923,139	6,896,312
Organon & Co.
Term Loan
TBD, due 4/8/28	9,000,000	8,972,676
		30,879,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming 0.7%
Churchill Downs, Inc.
Facility Term Loan B
2.12% (1 Month LIBOR + 2.00%), due 12/27/24 (l)	$ 3,870,000	$ 3,857,101
Churchill Downs, Inc. Incremental Term Loan B
2.12% (1 Month LIBOR + 2.00%), due 3/17/28 (l)	2,500,000	2,492,187
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.113% (1 Month LIBOR + 2.00%), due 11/30/23 (l)	5,495,363	5,480,097
		11,829,385
Insurance 0.6%
USI, Inc.
2017 New Term Loan
3.203% (3 Month LIBOR + 3.00%), due 5/16/24 (l)	9,351,850	9,243,303
Leisure, Amusement, Motion Pictures & Entertainment 0.2%
NASCAR Holdings LLC Initial Term Loan
2.859% (1 Month LIBOR + 2.75%), due 10/19/26 (l)	2,680,723	2,655,592
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
Altra Industrial Motion Corp.
Term Loan
2.113% (1 Month LIBOR + 2.00%), due 10/1/25 (l)	2,059,037	2,047,455
Manufacturing 0.6%
Adient US LLC Term Loan B1
3.50% (1 Month LIBOR + 3.50%), due 4/10/28 (l)	9,500,000	9,488,125
Media 1.5%
Allen Media LLC Initial Term Loan
5.703% (3 Month LIBOR + 5.50%), due 2/10/27 (l)	5,097,688	5,089,190
Block Communications, Inc. Term Loan
2.453% (3 Month LIBOR + 2.25%), due 2/25/27 (l)	11,632,500	11,574,338
	Principal Amount	Value

Media (continued)
Lamar Media Corp. Term Loan B
1.61% (1 Month LIBOR + 1.50%), due 2/5/27 (l)	$ 7,368,750	$ 7,270,502
		23,934,030
Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC Second Lien Term Loan
10.00% (3 Month LIBOR + 9.00%), due 11/1/25 (l)	3,240,000	3,578,175
PetroQuest Energy LLC 2020 Term Loan
TBD, due 9/19/26 (c)(d)(e)	208,858	208,858
PetroQuest Energy LLC Term Loan
8.50% (1 Month LIBOR + 7.50%), due 11/8/23 (c)(d)(e)(l)	3,252,378	2,666,950
		6,453,983
Personal & Nondurable Consumer Products 0.3%
Prestige Brands, Inc.
Term Loan B4
2.109% (1 Month LIBOR + 2.00%), due 1/26/24 (l)	1,397,657	1,398,749
Twin River Worldwide Holdings, Inc. Facility Term Loan B
2.953% (3 Month LIBOR + 2.75%), due 5/11/26 (l)	3,438,750	3,402,643
		4,801,392
Personal, Food & Miscellaneous Services 0.5%
KFC Holding Co.
2021 Term Loan B
1.865% (1 Month LIBOR + 1.75%), due 3/15/28 (l)	2,638,191	2,636,307
WW International, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 4/13/28 (l)	5,550,000	5,552,315
		8,188,622
Telecommunications 0.7%
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (l)	8,811,000	8,781,633
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
LogMeIn, Inc. First Lien Initial Term Loan
4.86% (1 Month LIBOR + 4.75%), due 8/31/27 (l)	$ 1,496,250	$ 1,493,311
		10,274,944
Utilities 1.0%
ExGen Renewables IV LLC
Term Loan
3.75% (3 Month LIBOR + 2.75%), due 12/15/27 (l)	2,992,500	2,991,878
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (l)	12,902,500	12,846,051
		15,837,929
Total Loan Assignments (Cost $272,082,885)		272,841,945
Total Long-Term Bonds (Cost $1,444,993,015)		1,483,718,506

	Shares
Common Stocks 0.5%
Electrical Equipment 0.2%
Energy Technologies, Inc. (c)(d)(e)(m)	2,021	3,839,900
Hotels, Restaurants & Leisure 0.0% ‡
Carlson Travel, Inc. (c)(e)(i)(m)	3,199	177,737
Independent Power and Renewable Electricity Producers 0.2%
GenOn Energy, Inc. (c)(i)	20,915	2,562,088
Oil, Gas & Consumable Fuels 0.1%
California Resources Corp. (m)	20,846	494,050
PetroQuest Energy, Inc. (c)(d)(e)(m)	1,186,631	—
Talos Energy, Inc. (m)	91,517	1,024,075
		1,518,125
Total Common Stocks (Cost $7,383,911)		8,097,850
	Shares	Value
Preferred Stock 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (c)(d)(e)(m)	4,501	$ 3,555,790
Total Preferred Stock (Cost $4,295,472)		3,555,790

	Number of Warrants
Warrant 0.0% ‡
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (m)	2,650	10,600
Total Warrant (Cost $1,060)		10,600
Total Investments (Cost $1,456,673,458)	94.3%	1,495,382,746
Other Assets, Less Liabilities	5.7	89,628,795
Net Assets	100.0%	$ 1,585,011,541

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2021, the total market value was $17,681,243, which represented 1.1% of the Fund’s net assets.
(d)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $22,466,832, which represented 1.4% of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(g)	Issue in default.
(h)	Issue in non-accrual status.
(i)	Restricted security. (See Note 6)
(j)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(k)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(l)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(m)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Duration High Yield Fund

Abbreviation(s):
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 34,331,934	$ —	$ 34,331,934
Corporate Bonds	—	1,171,874,707	4,669,920	1,176,544,627
Loan Assignments	—	269,966,137	2,875,808	272,841,945
Total Long-Term Bonds	—	1,476,172,778	7,545,728	1,483,718,506
Common Stocks	1,518,125	2,562,088	4,017,637	8,097,850
Preferred Stock	—	—	3,555,790	3,555,790
Warrant	10,600	—	—	10,600
Total Investments in Securities	$ 1,528,725	$ 1,478,734,866	$ 15,119,155	$ 1,495,382,746

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2021
Long-Term Bonds
Corporate Bonds	$ 4,440,753	$23,767	$(1,303,311)	$1,508,711	$ —	$—	$ —	$ —	$ 4,669,920	$1,508,711
Loan Assignments	7,414,622	—	—	(28,744)	167,131	—	201,417	(4,878,618)	2,875,808	(28,744)
Common Stocks	4,582,974	—	—	2,761,562	19,501	—	—	(3,346,400)	4,017,637	2,761,562
Preferred Stock	4,054,951	—	—	(499,161)	—	—	—	—	3,555,790	(499,161)
Total	$20,493,300	$23,767	$(1,303,311)	$3,742,368	$186,632	$—	$201,417	$(8,225,018)	$15,119,155	$3,742,368
As of April 30, 2021, a Loan Assignment with a market value of $201,417 transferred from Level 2 to Level 3 as the the fair value for this Loan Assignment utilized significant unobservable inputs. As of October 31, 2020, the fair value obtained for this Loan Assignment utilized significant other observable inputs.
As of April 30, 2021, a Common Stock with a market value of $3,346,400 transferred from Level 3 to Level 2 as the fair value obtained for this Common Stock utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for this Common Stock utilized significant unobservable inputs.
As of April 30, 2021, Loan Assignments with a market value of $4,878,618 transferred from Level 3 to Level 2 as the the fair value obtained by an independent pricing service, utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for these Loan Assignments, as determined by an independent pricing service, utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,456,673,458)	$1,495,382,746
Cash	111,463,871
Receivables:
Interest	19,654,570
Fund shares sold	3,969,111
Investment securities sold	421,836
Other assets	93,747
Total assets	1,630,985,881
Liabilities
Payables:
Investment securities purchased	42,237,519
Fund shares redeemed	1,997,145
Manager (See Note 3)	835,756
Dividend payable	481,214
Transfer agent (See Note 3)	204,683
NYLIFE Distributors (See Note 3)	90,685
Professional fees	60,078
Shareholder communication	47,481
Custodian	12,744
Accrued expenses	7,035
Total liabilities	45,974,340
Net assets	$1,585,011,541
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 160,796
Additional paid-in-capital	1,609,789,526
1,609,950,322
Total distributable earnings (loss)	(24,938,781)
Net assets	$1,585,011,541
Class A
Net assets applicable to outstanding shares	$ 289,669,519
Shares of beneficial interest outstanding	29,392,244
Net asset value per share outstanding	$ 9.86
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 10.16
Investor Class
Net assets applicable to outstanding shares	$ 6,026,667
Shares of beneficial interest outstanding	611,374
Net asset value per share outstanding	$ 9.86
Maximum sales charge (2.50% of offering price)	0.25
Maximum offering price per share outstanding	$ 10.11
Class C
Net assets applicable to outstanding shares	$ 37,629,784
Shares of beneficial interest outstanding	3,819,287
Net asset value and offering price per share outstanding	$ 9.85
Class I
Net assets applicable to outstanding shares	$1,251,050,622
Shares of beneficial interest outstanding	126,908,653
Net asset value and offering price per share outstanding	$ 9.86
Class R2
Net assets applicable to outstanding shares	$ 508,473
Shares of beneficial interest outstanding	51,603
Net asset value and offering price per share outstanding	$ 9.85
Class R3
Net assets applicable to outstanding shares	$ 126,476
Shares of beneficial interest outstanding	12,831
Net asset value and offering price per share outstanding	$ 9.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Duration High Yield Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$36,266,942
Dividends	885,705
Securities lending	60
Other	35,919
Total income	37,188,626
Expenses
Manager (See Note 3)	4,809,388
Transfer agent (See Note 3)	597,591
Distribution/Service—Class A (See Note 3)	332,498
Distribution/Service—Investor Class (See Note 3)	7,864
Distribution/Service—Class C (See Note 3)	198,416
Distribution/Service—Class R2 (See Note 3)	668
Distribution/Service—Class R3 (See Note 3)	368
Registration	75,272
Professional fees	72,405
Shareholder communication	44,776
Custodian	18,489
Trustees	15,599
Insurance	6,581
Shareholder service (See Note 3)	341
Miscellaneous	25,118
Total expenses	6,205,374
Net investment income (loss)	30,983,252
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(4,169,315)
Net change in unrealized appreciation (depreciation) on investments	67,815,748
Net realized and unrealized gain (loss)	63,646,433
Net increase (decrease) in net assets resulting from operations	$94,629,685
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 30,983,252	$ 67,061,434
Net realized gain (loss)	(4,169,315)	(38,702,247)
Net change in unrealized appreciation (depreciation)	67,815,748	(28,547,224)
Net increase (decrease) in net assets resulting from operations	94,629,685	(188,037)
Distributions to shareholders:
Class A	(5,994,444)	(11,620,625)
Investor Class	(137,188)	(305,824)
Class C	(713,137)	(1,732,272)
Class I	(27,623,388)	(56,139,473)
Class R2	(11,610)	(23,902)
Class R3	(2,942)	(5,766)
Total distributions to shareholders	(34,482,709)	(69,827,862)
Capital share transactions:
Net proceeds from sales of shares	352,227,371	762,341,966
Net asset value of shares issued to shareholder in reinvestment of distributions	31,310,882	62,981,555
Cost of shares redeemed	(260,413,928)	(916,343,150)
Increase (decrease) in net assets derived from capital share transactions	123,124,325	(91,019,629)
Net increase (decrease) in net assets	183,271,301	(161,035,528)
Net Assets
Beginning of period	1,401,740,240	1,562,775,768
End of period	$1,585,011,541	$1,401,740,240
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90	$ 9.77
Net investment income (loss)	0.19	0.42	0.44	0.42	0.42	0.50
Net realized and unrealized gain (loss) on investments	0.44	(0.37)	0.08	(0.21)	0.06	0.13
Total from investment operations	0.63	0.05	0.52	0.21	0.48	0.63
Less distributions:
From net investment income	(0.22)	(0.44)	(0.44)	(0.41)	(0.42)	(0.50)
Net asset value at end of period	$ 9.86	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Total investment return (a)	6.68%	0.65%	5.40%	2.09%	4.90%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%††	4.46%	4.48%	4.06%	4.18%	5.29%
Net expenses (b)	1.01%††	1.02%	1.04%	1.05%	1.04%	1.02%
Expenses (before waiver/reimbursement) (b)	1.01%††	1.02%	1.04%	1.07%	1.04%	1.02%
Portfolio turnover rate	25%	64%	32%	62%	57%	50%
Net assets at end of period (in 000’s)	$ 289,670	$ 252,753	$ 237,475	$ 180,140	$ 341,056	$ 163,500

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.46	$ 9.84	$ 9.76	$ 9.96	$ 9.90	$ 9.77
Net investment income (loss)	0.22	0.42	0.43	0.40	0.41	0.49
Net realized and unrealized gain (loss) on investments	0.39	(0.36)	0.08	(0.20)	0.06	0.13
Total from investment operations	0.61	0.06	0.51	0.20	0.47	0.62
Less distributions:
From net investment income	(0.21)	(0.44)	(0.43)	(0.40)	(0.41)	(0.49)
Net asset value at end of period	$ 9.86	$ 9.46	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Total investment return (a)	6.52%	0.67%	5.33%	2.05%	4.82%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.44%††	4.38%	4.40%	4.03%	4.16%	5.18%
Net expenses (b)	1.11%††	1.11%	1.11%	1.09%	1.11%	1.13%
Expenses (before waiver/reimbursement) (b)	1.11%††	1.11%	1.11%	1.11%	1.11%	1.13%
Portfolio turnover rate	25%	64%	32%	62%	57%	50%
Net assets at end of period (in 000’s)	$ 6,027	$ 6,278	$ 7,156	$ 6,193	$ 5,564	$ 6,044

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90	$ 9.76
Net investment income (loss)	0.16	0.34	0.36	0.32	0.34	0.42
Net realized and unrealized gain (loss) on investments	0.42	(0.37)	0.08	(0.19)	0.05	0.14
Total from investment operations	0.58	(0.03)	0.44	0.13	0.39	0.56
Less distributions:
From net investment income	(0.18)	(0.36)	(0.36)	(0.33)	(0.33)	(0.42)
Net asset value at end of period	$ 9.85	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Total investment return (a)	6.12%	(0.19)%	4.54%	1.29%	4.04%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%††	3.64%	3.65%	3.28%	3.42%	4.43%
Net expenses (b)	1.86%††	1.86%	1.86%	1.84%	1.86%	1.88%
Expenses (before waiver/reimbursement) (b)	1.86%††	1.86%	1.86%	1.86%	1.86%	1.88%
Portfolio turnover rate	25%	64%	32%	62%	57%	50%
Net assets at end of period (in 000’s)	$ 37,630	$ 40,948	$ 48,550	$ 48,415	$ 51,738	$ 51,063

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.46	$ 9.84	$ 9.76	$ 9.97	$ 9.90	$ 9.77
Net investment income (loss)	0.21	0.45	0.46	0.43	0.44	0.53
Net realized and unrealized gain (loss) on investments	0.42	(0.36)	0.08	(0.21)	0.07	0.13
Total from investment operations	0.63	0.09	0.54	0.22	0.51	0.66
Less distributions:
From net investment income	(0.23)	(0.47)	(0.46)	(0.43)	(0.44)	(0.53)
Net asset value at end of period	$ 9.86	$ 9.46	$ 9.84	$ 9.76	$ 9.97	$ 9.90
Total investment return (a)	6.70%	1.01%	5.67%	2.26%	5.27%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.25%††	4.72%	4.73%	4.31%	4.46%	5.53%
Net expenses (b)	0.76%††	0.77%	0.79%	0.80%	0.79%	0.77%
Expenses (before waiver/reimbursement) (b)	0.76%††	0.77%	0.79%	0.82%	0.79%	0.77%
Portfolio turnover rate	25%	64%	32%	62%	57%	50%
Net assets at end of period (in 000’s)	$ 1,251,051	$ 1,101,084	$ 1,268,856	$ 771,533	$ 626,617	$ 431,040

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90	$ 9.77
Net investment income (loss)	0.49	0.41	0.40	0.39	0.41	0.47
Net realized and unrealized gain (loss) on investments	0.12	(0.37)	0.11	(0.20)	0.06	0.16
Total from investment operations	0.61	0.04	0.51	0.19	0.47	0.63
Less distributions:
From net investment income	(0.21)	(0.43)	(0.43)	(0.39)	(0.41)	(0.50)
Net asset value at end of period	$ 9.85	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Total investment return (a)	6.52%	0.55%	5.31%	1.99%	4.80%	6.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	10.12%††	4.36%	4.34%	3.97%	4.14%	5.19%
Net expenses (b)	1.11%††	1.12%	1.14%	1.15%	1.14%	1.12%
Expenses (before waiver/reimbursement) (b)	1.11%††	1.12%	1.14%	1.17%	1.14%	1.12%
Portfolio turnover rate	25%	64%	32%	62%	57%	50%
Net assets at end of period (in 000’s)	$ 508	$ 523	$ 538	$ 63	$ 119	$ 111

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 9.46	$ 9.84	$ 9.76	$ 9.97	$ 9.91	$ 9.23
Net investment income (loss)	1.27	0.40	0.39	0.37	0.38	0.32
Net realized and unrealized gain (loss) on investments	(0.67)	(0.37)	0.09	(0.21)	0.06	0.67
Total from investment operations	0.60	0.03	0.48	0.16	0.44	0.99
Less distributions:
From net investment income	(0.20)	(0.41)	(0.40)	(0.37)	(0.38)	(0.31)
Net asset value at end of period	$ 9.86	$ 9.46	$ 9.84	$ 9.76	$ 9.97	$ 9.91
Total investment return (a)	6.37%	0.41%	5.05%	1.61%	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	26.25%††	4.13%	4.12%	3.72%	3.86%	4.84%††
Net expenses (b)	1.36%††	1.36%	1.39%	1.40%	1.39%	1.37%††
Expenses (before waiver/reimbursement) (b)	1.36%††	1.36%	1.39%	1.42%	1.39%	1.37%††
Portfolio turnover rate	25%	64%	32%	62%	57%	50%
Net assets at end of period (in 000’s)	$ 126	$ 154	$ 201	$ 58	$ 55	$ 28

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Class R2	December 17, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

28	MainStay MacKay Short Duration High Yield Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
29

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 4/30/21*	Valuation Technique	Unobservable Inputs	Inputs/ Range
Corporate Bonds	$ 1,564,920	Income Approach	Spread Adjustment	0.97%
Loan Assignments	2,875,808	Market Approach	Implied natural gas price	$2.00
Common Stocks	3,839,900	Income Approach	Rate of Return	14.00%
		Market Approach	EBITDA Multiple	6.5x-10.0x
	177,737	Market Approach	Discount Rate	50.00%
	0	Market Approach	Implied natural gas price	$2.00
Preferred Stock	3,555,790	Income Approach	Spread Adjustment	4.46%
	$12,014,155
* The table above does not include a level 3 investment that was valued by a broker. As of April 30, 2021, the value of this investment was $3,105,000. The inputs for this investment was not readily available or cannot be reasonably estimated.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

30	MainStay MacKay Short Duration High Yield Fund

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2021, the Fund held unfunded commitments. (See Note 5).
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against
31

Notes to Financial Statements (Unaudited) (continued)
counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights as of April 30, 2021 are shown in the Portfolio of Investments.
(J) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing

32	MainStay MacKay Short Duration High Yield Fund

contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $4,809,388 and paid the Subadvisor in the amount of $2,404,644. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee
33

Notes to Financial Statements (Unaudited) (continued)
at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 267
Class R3	74
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $8,130 and $528, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2021, of $41,272 and $8,955, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$103,416	$—
Investor Class	5,494	—
Class C	34,650	—
Class I	453,766	—
Class R2	208	—
Class R3	57	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$5,766,695	2.0%
Class R2	35,536	7.0
Class R3	32,922	26.0
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,455,384,751	$55,592,908	$(15,594,913)	$39,997,995
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $54,367,146 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to

34	MainStay MacKay Short Duration High Yield Fund

shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$24,034	$30,333
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$69,827,862
Note 5–Commitments and Contingencies
As of April 30, 2021, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
PetroQuest Energy LLC 2020 Term Loan (TBD), due 9/19/26	$1,371	$0
Commitments are available until maturity date.
Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2021, restricted securities held by the Fund were as follows.
Security	Date(s) of Acquisition	Principal Amount /Shares	Cost	4/30/21 Value	Percent of Net Assets
Briggs & Stratton Corp. (Escrow Claim Shares)
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ 274,000	0.0% ‡
Carlson Travel, Inc.
Common Stock	9/4/20-2/4/21	3,199	—	177,737	0.0‡
GenOn Energy, Inc.
Common Stock	12/14/18	20,915	2,342,005	2,562,088	0,2
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 3,000,000	2,972,334	3,105,000	0,2
Total			$ 9,038,821	$ 6,118,825	0.4%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,043 for the period November 1, 2020 through November 22, 2020.
Note 8–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the

35

Notes to Financial Statements (Unaudited) (continued)
one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 10–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $480,561 and $357,653, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended April 30, 2021, such purchases were $8,738.
Note 11–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	6,053,877	$ 59,305,657
Shares issued to shareholders in reinvestment of distributions	554,921	5,418,140
Shares redeemed	(4,091,355)	(39,958,310)
Net increase (decrease) in shares outstanding before conversion	2,517,443	24,765,487
Shares converted into Class A (See Note 1)	146,245	1,432,023
Shares converted from Class A (See Note 1)	(6,174)	(60,255)
Net increase (decrease)	2,657,514	$ 26,137,255
Year ended October 31, 2020:
Shares sold	13,960,236	$ 133,282,869
Shares issued to shareholders in reinvestment of distributions	1,126,550	10,638,146
Shares redeemed	(12,630,727)	(118,787,800)
Net increase (decrease) in shares outstanding before conversion	2,456,059	25,133,215
Shares converted into Class A (See Note 1)	169,440	1,618,620
Shares converted from Class A (See Note 1)	(18,596)	(170,363)
Net increase (decrease)	2,606,903	$ 26,581,472

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	90,650	$ 888,581
Shares issued to shareholders in reinvestment of distributions	13,491	131,681
Shares redeemed	(71,908)	(703,650)
Net increase (decrease) in shares outstanding before conversion	32,233	316,612
Shares converted into Investor Class (See Note 1)	16,625	162,622
Shares converted from Investor Class (See Note 1)	(101,275)	(992,125)
Net increase (decrease)	(52,417)	$ (512,891)
Year ended October 31, 2020:
Shares sold	202,029	$ 1,923,818
Shares issued to shareholders in reinvestment of distributions	31,380	296,387
Shares redeemed	(158,710)	(1,497,290)
Net increase (decrease) in shares outstanding before conversion	74,699	722,915
Shares converted into Investor Class (See Note 1)	14,414	131,050
Shares converted from Investor Class (See Note 1)	(152,314)	(1,454,814)
Net increase (decrease)	(63,201)	$ (600,849)

36	MainStay MacKay Short Duration High Yield Fund

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	335,958	$ 3,288,210
Shares issued to shareholders in reinvestment of distributions	63,817	622,659
Shares redeemed	(853,355)	(8,342,901)
Net increase (decrease) in shares outstanding before conversion	(453,580)	(4,432,032)
Shares converted from Class C (See Note 1)	(59,485)	(581,851)
Net increase (decrease)	(513,065)	$ (5,013,883)
Year ended October 31, 2020:
Shares sold	1,114,889	$ 10,742,150
Shares issued to shareholders in reinvestment of distributions	158,615	1,497,650
Shares redeemed	(1,854,606)	(17,264,735)
Net increase (decrease) in shares outstanding before conversion	(581,102)	(5,024,935)
Shares converted from Class C (See Note 1)	(21,382)	(203,996)
Net increase (decrease)	(602,484)	$ (5,228,931)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	29,505,484	$ 288,736,373
Shares issued to shareholders in reinvestment of distributions	2,572,740	25,123,850
Shares redeemed	(21,602,321)	(211,328,148)
Net increase (decrease) in shares outstanding before conversion	10,475,903	102,532,075
Shares converted into Class I (See Note 1)	5,350	52,504
Net increase (decrease)	10,481,253	$ 102,584,579
Year ended October 31, 2020:
Shares sold	65,528,828	$ 616,300,499
Shares issued to shareholders in reinvestment of distributions	5,332,877	50,519,704
Shares redeemed	(83,336,097)	(778,632,650)
Net increase (decrease) in shares outstanding before conversion	(12,474,392)	(111,812,447)
Shares converted into Class I (See Note 1)	8,406	79,503
Net increase (decrease)	(12,465,986)	$(111,732,944)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	558	$ 5,450
Shares issued to shareholders in reinvestment of distributions	1,190	11,610
Shares redeemed	(4,134)	(40,652)
Net increase (decrease) in shares outstanding before conversion	(2,386)	(23,592)
Shares converted from Class R2 (See Note 1)	(1,315)	(12,918)
Net increase (decrease)	(3,701)	$ (36,510)
Year ended October 31, 2020:
Shares sold	323	$ 3,200
Shares issued to shareholders in reinvestment of distributions	2,534	23,902
Shares redeemed	(2,203)	(20,833)
Net increase (decrease)	654	$ 6,269

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	317	$ 3,100
Shares issued to shareholders in reinvestment of distributions	302	2,942
Shares redeemed	(4,088)	(40,267)
Net increase (decrease)	(3,469)	$ (34,225)
Year ended October 31, 2020:
Shares sold	9,500	$ 89,430
Shares issued to shareholders in reinvestment of distributions	605	5,766
Shares redeemed	(14,226)	(139,842)
Net increase (decrease)	(4,121)	$ (44,646)
Note 12–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 13–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global
37

Notes to Financial Statements (Unaudited) (continued)
economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 14–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
38	MainStay MacKay Short Duration High Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

40	MainStay MacKay Short Duration High Yield Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

42	MainStay MacKay Short Duration High Yield Fund

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
43

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
44	MainStay MacKay Short Duration High Yield Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
45

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1739387MS071-21	MSSHY10-06/21
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/2/2004	-4.16%	-0.19%	2.87%	3.13%	0.85%
		Excluding sales charges		0.35	4.51	3.82	3.61	0.85
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-3.83	-0.39	2.73	3.03	1.05
		Excluding sales charges		0.18	4.31	3.68	3.51	1.05
Class B Shares[3]	Maximum 5% CDSC	With sales charges	1/2/2004	-5.04	-1.39	2.57	2.74	1.80
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-0.13	3.61	2.93	2.74	1.80
Class C Shares	Maximum 1% CDSC	With sales charges	1/2/2004	-1.11	2.61	2.93	2.73	1.80
	if Redeemed Within One Year of Purchase	Excluding sales charges		-0.13	3.61	2.93	2.73	1.80
Class I Shares	No Sales Charge		1/2/1991	0.48	4.85	4.13	3.93	0.60
Class R1 Shares	No Sales Charge		6/29/2012	0.42	4.66	4.01	3.40	0.70
Class R2 Shares	No Sales Charge		6/29/2012	0.30	4.49	3.74	3.14	0.95
Class R3 Shares	No Sales Charge		2/29/2016	0.18	4.14	3.49	3.91	1.20
Class R6 Shares	No Sales Charge		12/29/2014	0.51	4.83	4.19	3.71	0.53
SIMPLE Class Shares	No Sales Charge		8/31/2020	0.15	-0.52	N/A	N/A	1.30

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-1.52%	-0.27%	3.19%	3.39%
Morningstar Intermediate Core-Plus Bond Category Average[2]	0.49	4.65	3.80	3.75

1.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,003.50	$4.22	$1,020.58	$4.26	0.85%
Investor Class Shares	$1,000.00	$1,001.80	$5.01	$1,019.79	$5.06	1.01%
Class B Shares	$1,000.00	$ 998.70	$8.72	$1,016.07	$8.80	1.76%
Class C Shares	$1,000.00	$ 998.70	$8.72	$1,016.07	$8.80	1.76%
Class I Shares	$1,000.00	$1,004.80	$2.98	$1,021.82	$3.01	0.60%
Class R1 Shares	$1,000.00	$1,004.20	$3.48	$1,021.32	$3.51	0.70%
Class R2 Shares	$1,000.00	$1,003.00	$4.67	$1,020.13	$4.71	0.94%
Class R3 Shares	$1,000.00	$1,001.80	$5.96	$1,018.84	$6.01	1.20%
Class R6 Shares	$1,000.00	$1,005.10	$2.63	$1,022.17	$2.66	0.53%
SIMPLE Class Shares	$1,000.00	$1,001.50	$6.20	$1,018.60	$6.26	1.25%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-1.25%, due 4/30/23–4/30/28
2.	U.S. Treasury Bonds, 1.875%-4.50%, due 5/15/38–2/15/51
3.	FNMA, 2.00%-4.556%, due 1/25/29–1/25/51
4.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–4/1/51
5.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 7/15/28–7/15/30
6.	Bank of America Corp., 2.496%-6.30%, due 1/28/25–4/22/42
7.	JPMorgan Chase & Co., 2.182%-5.50%, due 2/1/25–4/22/52
8.	FHLMC, 1.50%-4.00%, due 8/25/38–12/25/50
9.	FHLMC Structured Agency Credit Risk Debt Notes, 3.406%-4.756%, due 10/25/27–8/25/29
10.	UMBS, Single Family, 30 Year, 2.50%-3.50%, due 5/25/51

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay Total Return Bond Fund returned 0.48%, outperforming the −1.52% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares underperformed the 0.49% return of the Morningstar Intermediate Core-Plus Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Overall risk continued to rally throughout the reporting period. This trend was accentuated by the approval of multiple vaccines in the fourth quarter of 2020, along with the global acceleration of actual vaccinations in the first quarter of 2021. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. These factors were catalysts that led to risk assets out-performing, especially in the first quarter of 2021 when credit spreads narrowed as risk assets rallied despite a volatile environment that saw long-term Treasury rates rise faster than short-term rates.
During the reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index primarily due to overweight exposure to spread2 product, particularly investment-grade and high-yield corporate bonds. Conversely, a modestly overweight duration3 position detracted from the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to manage its overall duration exposure. This strategy had a negative impact on returns as rates rose.
What was the Fund’s duration strategy during the reporting period?
Though we extended the Fund’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, contributing positively to performance relative to the benchmark. (Contributions take weightings and total returns into account.)
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The Fund’s overweight exposure to corporate bonds, both investment grade and high yield, made positive contributions to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index for the entire reporting period. Additionally, select and timely purchases of both types of bonds after the market correction bolstered returns relative to the benchmark.
What were some of the Fund’s largest purchases and sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Fund with midstream, financials and consumer non-cyclical industries. In addition, we trimmed the Fund’s exposure to higher quality credits with limited total return potential as spreads narrowed.
Within emerging markets, we reduced the Fund’s exposure to Chinese technology companies as well as to an oil major rumored to be delisted from U.S. stock exchanges. Through the primary market, the Fund added a new issue from a Mexican petrochemical company offered at favorable terms. Another purchase in the consumer non-cyclical sector involved a new credit issued by a Brazilian company with a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (“CMBS”), the Fund took advantage of rich valuations by selling AAA-rated4 conduit bonds at levels tighter than pre-pandemic. Instead, the Fund added more opportunistic single asset deals, such as securitizations backed by Las Vegas properties. The Fund was active in the CMBS primary market, including multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the Fund purchased seasoned subordinate bonds at attractive yields with sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given strong underlying housing fundamentals, the Fund participated in a credit risk transfer deal brought by Freddie Mac, the underlying collateral characteristics of which were broadly considered the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

strongest ever for the program given the high FICO scores of the borrowers.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund maintained its risk-positive positioning and kept broader exposures fairly consistent, making modest additions to CMBS exposure and agency commercial mortgage obligations while trimming a small amount in investment-grade credit and bank loans. The Fund’s most significant activity within sectors involved opportunities in new issue markets and rotating out of rich secondary positions in favor of cheaper new issues.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, we expect the combination of easy monetary policy, ongoing fiscal support and the economy’s reopening to put some upward pressure on inflation in the months ahead. Thereafter, a return to full employment should lead to additional firming of consumer prices over the medium term, though we still expect only moderate levels of inflation. Therefore, in our opinion, the point at which the U.S. Federal Reserve’s Federal Open Market Committee would contemplate policy tightening to rein in inflation remains quite far off. Accordingly, we anticipate an extended economic expansion that should prove beneficial to risk assets, including credit.
Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as of April 30, 2021, the Fund held overweight exposure to high-yield investment-grade corporate bonds and securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 96.2%
Asset-Backed Securities 7.1%
Automobile Asset-Backed Securities 1.9%
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-1A, Class A
2.33%, due 8/20/26	$ 1,745,000	$ 1,817,930
Series 2017-2A, Class A
2.97%, due 3/20/24	820,000	853,934
Series 2018-2A, Class A
4.00%, due 3/20/25	3,275,000	3,549,157
Drive Auto Receivables Trust
Series 2020-2, Class C
2.28%, due 8/17/26	1,800,000	1,848,896
Flagship Credit Auto Trust
Series 2020-4, Class C
1.28%, due 2/16/27 (a)	1,895,000	1,906,680
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	1,430,000	1,421,499
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	2,800,000	2,957,128
Series 2018-4, Class A
4.06%, due 11/15/30	1,835,000	2,085,929
GM Financial Automobile Leasing Trust
Series 2020-2, Class B
1.56%, due 7/22/24	1,780,000	1,814,042
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	634,128	635,872
Santander Drive Auto Receivables Trust
Series 2020-2, Class C
1.46%, due 9/15/25	2,340,000	2,370,620
Series 2020-4, Class D
1.48%, due 1/15/27	4,575,000	4,631,951
Santander Revolving Auto Loan Trust
Series 2019-A, Class A
2.51%, due 1/26/32 (a)	2,215,000	2,330,540
		28,224,178
Credit Card Asset-Backed Security 0.2%
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3
2.06%, due 8/15/28	2,420,000	2,528,305
	Principal Amount	Value

Home Equity Asset-Backed Security 0.3%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.296% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	$ 5,239,190	$ 5,163,609
Other Asset-Backed Securities 4.7%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	2,123,455	2,122,210
Series 2013-2, Class A
4.95%, due 1/15/23	6,726,206	6,794,893
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,855,000	2,855,792
Series 2020-1, Class A1
1.69%, due 7/15/60	4,364,374	4,424,835
Series 2020-1, Class A2
1.99%, due 7/15/60	2,050,705	2,055,326
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	36,350	39,978
Hilton Grand Vacations Trust
Series 2019-AA, Class A
2.34%, due 7/25/33 (a)	2,505,198	2,583,618
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	2,509,713	2,529,308
MVW LLC (a)
Series 2020-1A, Class A
1.74%, due 10/20/37	1,626,756	1,656,665
Series 2019-2A, Class A
2.22%, due 10/20/38	2,190,063	2,236,350
Navient Private Education Refi Loan Trust (a)
Series 2020-DA, Class A
1.69%, due 5/15/69	1,010,056	1,021,119
Series 2020-HA, Class B
2.78%, due 1/15/69	3,080,000	3,050,969
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1
1.035%, due 12/16/52 (a)	3,055,000	3,055,280
PFS Financing Corp.
Series 2020-E, Class A
1.00%, due 10/15/25 (a)	2,335,000	2,353,715
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	3,005,000	2,938,854
Series 2021-SFR1, Class B
1.303%, due 4/17/38	1,750,000	1,717,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Progress Residential (a) (continued)
Series 2021-SFR3, Class A
1.637%, due 5/17/26	$ 2,000,000	$ 2,004,457
Series 2021-SFR4, Class B
1.808%, due 5/17/38	2,415,000	2,412,709
Progress Residential Trust (a)
Series 2021-SFR2, Class A
1.546%, due 4/19/38	1,625,000	1,626,763
Series 2021-SFR2, Class B
1.796%, due 4/19/38	6,560,000	6,560,655
SBA Tower Trust
1.631%, due 11/15/26 (a)(c)	4,320,000	4,320,000
Sierra Timeshare Receivables Funding LLC (a)
Series 2020-2A, Class A
1.33%, due 7/20/37	1,641,097	1,651,104
Series 2019-3A, Class A
2.34%, due 8/20/36	1,249,769	1,281,840
Series 2020-2A, Class C
3.51%, due 7/20/37	3,653,224	3,766,946
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	3,152,817	3,487,661
		68,548,410
Total Asset-Backed Securities (Cost $101,420,946)		104,464,502
Corporate Bonds 49.0%
Aerospace & Defense 0.3%
BAE Systems plc
3.00%, due 9/15/50 (a)	1,580,000	1,474,212
L3Harris Technologies, Inc.
4.854%, due 4/27/35	585,000	716,350
5.054%, due 4/27/45	1,215,000	1,536,134
		3,726,696
Agriculture 0.5%
Altria Group, Inc.
2.45%, due 2/4/32	3,075,000	2,892,720
4.80%, due 2/14/29	470,000	534,633
BAT Capital Corp.
3.734%, due 9/25/40	2,990,000	2,791,414
JBS Investments II GmbH
7.00%, due 1/15/26 (a)	900,000	958,320
		7,177,087
	Principal Amount	Value

Airlines 1.0%
American Airlines, Inc. (a)
5.50%, due 4/20/26	$ 2,405,000	$ 2,525,250
5.75%, due 4/20/29	1,430,000	1,532,245
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,850,000	1,984,406
4.75%, due 10/20/28	1,470,000	1,614,241
7.00%, due 5/1/25	3,565,000	4,145,515
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	2,995,000	3,287,012
		15,088,669
Auto Manufacturers 1.3%
Ford Motor Co.
8.50%, due 4/21/23	3,330,000	3,729,600
9.00%, due 4/22/25	3,300,000	4,030,125
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,280,000	1,309,811
4.063%, due 11/1/24	3,630,000	3,821,882
4.25%, due 9/20/22	1,015,000	1,048,546
General Motors Co.
6.125%, due 10/1/25	2,915,000	3,459,537
Volkswagen Group of America Finance LLC
1.25%, due 11/24/25 (a)	2,100,000	2,094,751
		19,494,252
Banks 11.1%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375%, due 4/17/25 (a)	3,200,000	3,605,344
Bank of America Corp.
2.496%, due 2/13/31 (d)	3,850,000	3,861,149
2.676%, due 6/19/41 (d)	4,310,000	4,049,233
3.248%, due 10/21/27	5,450,000	5,913,833
3.311%, due 4/22/42 (d)	1,625,000	1,657,969
3.419%, due 12/20/28 (d)	468,000	506,877
3.593%, due 7/21/28 (d)	2,300,000	2,515,335
3.705%, due 4/24/28 (d)	5,000,000	5,513,255
4.25%, due 10/22/26	6,900,000	7,799,620
Series MM
4.30%, due 1/28/25 (d)(e)	5,410,000	5,572,300
Series DD
6.30%, due 3/10/26 (d)(e)	1,500,000	1,754,531
Barclays plc
4.61%, due 2/15/23 (d)	1,205,000	1,242,548
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	5,020,000	5,202,429

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
BNP Paribas SA (a) (continued)
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)(f)	$ 2,800,000	$ 2,842,000
Citigroup, Inc.
3.887%, due 1/10/28 (d)	3,489,000	3,880,916
5.30%, due 5/6/44	3,464,000	4,454,913
Credit Suisse Group AG
2.593%, due 9/11/25 (a)(d)	3,550,000	3,693,026
First Horizon Bank
5.75%, due 5/1/30	2,671,000	3,247,559
First Horizon Corp.
4.00%, due 5/26/25	5,300,000	5,844,386
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (d)	2,110,000	2,101,761
1.992%, due 1/27/32 (d)	2,430,000	2,308,069
2.615%, due 4/22/32 (d)	1,680,000	1,688,198
6.75%, due 10/1/37	2,300,000	3,259,563
HSBC Holdings plc
3.973%, due 5/22/30 (d)	1,830,000	2,003,850
JPMorgan Chase & Co.
2.182%, due 6/1/28 (d)	2,920,000	2,981,353
2.956%, due 5/13/31 (d)	3,015,000	3,097,198
3.157%, due 4/22/42 (d)	1,970,000	1,973,194
3.328%, due 4/22/52 (d)	1,490,000	1,490,280
3.782%, due 2/1/28 (d)	2,600,000	2,886,499
4.005%, due 4/23/29 (d)	4,000,000	4,497,760
Series HH
4.60%, due 2/1/25 (d)(e)	11,707,000	12,072,844
5.50%, due 10/15/40	1,805,000	2,378,407
Lloyds Banking Group plc
4.582%, due 12/10/25	8,183,000	9,166,886
Morgan Stanley
3.591%, due 7/22/28 (d)	5,265,000	5,794,950
5.00%, due 11/24/25	4,535,000	5,223,424
Natwest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	3,880,000	4,059,685
PNC Financial Services Group, Inc. (The)
2.55%, due 1/22/30	3,105,000	3,187,653
Societe Generale SA
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (a)(b)(e)	5,595,000	5,818,800
	Principal Amount	Value

Banks (continued)
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(e)	$ 2,220,000	$ 2,253,744
SVB Financial Group
4.10% (10 Year Treasury Constant Maturity Rate + 3.064%), due 2/15/31 (b)(e)	1,720,000	1,732,900
Truist Financial Corp.
Series P
4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(e)	3,515,000	3,866,500
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(b)(e)	4,295,000	4,278,937
Wachovia Corp.
5.50%, due 8/1/35	1,220,000	1,538,130
Wells Fargo Bank NA
5.85%, due 2/1/37	555,000	741,470
		163,559,278
Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	4,695,000	5,509,855
Constellation Brands, Inc.
4.50%, due 5/9/47	2,740,000	3,184,857
		8,694,712
Biotechnology 0.3%
Biogen, Inc.
3.15%, due 5/1/50	4,315,000	3,936,178
Building Materials 0.6%
Builders FirstSource, Inc.
5.00%, due 3/1/30 (a)	3,839,000	4,074,139
Carrier Global Corp.
2.242%, due 2/15/25	4,130,000	4,307,837
Cemex SAB de CV
7.375%, due 6/5/27 (a)	1,080,000	1,224,720
		9,606,696
Chemicals 1.0%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	2,830,000	2,943,200
Huntsman International LLC
4.50%, due 5/1/29	4,289,000	4,811,946
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Nutrition & Biosciences, Inc.
2.30%, due 11/1/30 (a)	$ 5,155,000	$ 5,020,928
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,400,000	2,620,320
		15,396,394
Commercial Services 1.4%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	2,570,000	2,717,775
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	1,435,000	1,504,956
California Institute of Technology
3.65%, due 9/1/19	2,914,000	3,104,866
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	2,800,000	2,961,000
IHS Markit Ltd.
4.25%, due 5/1/29	5,055,000	5,721,704
Sodexo, Inc.
2.718%, due 4/16/31 (a)	4,590,000	4,559,194
		20,569,495
Computers 1.1%
Dell International LLC (a)
4.90%, due 10/1/26	6,467,000	7,429,027
5.30%, due 10/1/29	1,275,000	1,509,740
8.10%, due 7/15/36	1,750,000	2,589,102
NCR Corp. (a)
5.00%, due 10/1/28	3,298,000	3,396,940
6.125%, due 9/1/29	1,535,000	1,669,312
		16,594,121
Distribution & Wholesale 0.6%
Avient Corp.
5.75%, due 5/15/25 (a)	3,664,000	3,865,300
Performance Food Group, Inc.
5.50%, due 10/15/27 (a)	5,420,000	5,711,813
		9,577,113
Diversified Financial Services 3.0%
AerCap Ireland Capital DAC
3.50%, due 5/26/22	743,000	761,939
Air Lease Corp.
4.25%, due 9/15/24	6,445,000	7,050,764
Ally Financial, Inc.
3.875%, due 5/21/24	2,695,000	2,922,735
8.00%, due 11/1/31	6,085,000	8,558,281
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	2,210,000	2,166,515
	Principal Amount	Value

Diversified Financial Services (continued)
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	$ 3,445,000	$ 3,368,070
3.25%, due 2/15/27	2,895,000	2,944,740
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	4,815,000	4,574,298
Charles Schwab Corp. (The)
Series G
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(e)	3,600,000	4,002,840
Home Point Capital, Inc.
5.00%, due 2/1/26 (a)	1,645,000	1,619,832
Intercontinental Exchange, Inc.
3.00%, due 9/15/60	3,320,000	2,977,366
PennyMac Financial Services, Inc.
5.375%, due 10/15/25 (a)	3,253,000	3,427,849
		44,375,229
Electric 1.7%
Arizona Public Service Co.
3.35%, due 5/15/50	2,700,000	2,752,190
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	1,805,000	2,099,624
Duke Energy Progress LLC
3.45%, due 3/15/29	3,695,000	4,054,021
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	1,645,000	1,801,085
Evergy Kansas Central, Inc.
3.45%, due 4/15/50	4,230,000	4,427,876
Pacific Gas and Electric Co.
2.10%, due 8/1/27	4,405,000	4,294,242
3.50%, due 8/1/50	3,715,000	3,217,024
Southern California Edison Co.
4.00%, due 4/1/47	2,055,000	2,141,132
		24,787,194
Entertainment 0.1%
Cedar Fair LP
5.50%, due 5/1/25 (a)	1,991,000	2,085,811
Environmental Control 0.2%
Stericycle, Inc.
3.875%, due 1/15/29 (a)	490,000	488,775
Waste Connections, Inc.
3.50%, due 5/1/29	1,880,000	2,046,029
		2,534,804

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.2%
Kraft Heinz Foods Co.
3.875%, due 5/15/27	$ 1,362,000	$ 1,483,255
5.00%, due 7/15/35	1,689,000	1,972,603
MARB BondCo plc
3.95%, due 1/29/31 (a)	2,530,000	2,403,930
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	1,980,000	2,173,280
5.20%, due 4/1/29	960,000	1,112,579
Sysco Corp.
3.30%, due 2/15/50	1,745,000	1,687,952
Tyson Foods, Inc.
5.15%, due 8/15/44 (f)	3,000,000	3,776,804
US Foods, Inc.
6.25%, due 4/15/25 (a)	2,610,000	2,772,328
		17,382,731
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	2,383,000	2,534,916
Gas 0.4%
Atmos Energy Corp.
4.30%, due 10/1/48	1,085,000	1,272,273
National Fuel Gas Co.
2.95%, due 3/1/31	1,510,000	1,474,146
NiSource, Inc.
3.49%, due 5/15/27	2,935,000	3,203,157
		5,949,576
Healthcare-Services 0.5%
Health Care Service Corp. A Mutual Legal Reserve Co.
3.20%, due 6/1/50 (a)	4,630,000	4,535,683
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	2,400,000	2,408,936
		6,944,619
Holding Companies-Diversified 0.3%
CK Hutchison International 17 II Ltd.
3.25%, due 9/29/27 (a)	3,675,000	3,993,722
Home Builders 0.5%
Lennar Corp.
4.75%, due 11/29/27	1,546,000	1,788,846
Toll Brothers Finance Corp.
3.80%, due 11/1/29	2,233,000	2,377,028
	Principal Amount	Value

Home Builders (continued)
Toll Brothers Finance Corp. (continued)
4.35%, due 2/15/28	$ 1,364,000	$ 1,500,400
TRI Pointe Group, Inc.
5.875%, due 6/15/24	1,320,000	1,467,510
		7,133,784
Housewares 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	840,000	928,200
Insurance 2.2%
Athene Global Funding
2.50%, due 3/24/28 (a)	4,600,000	4,636,564
Equitable Holdings, Inc.
4.35%, due 4/20/28	5,025,000	5,665,869
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	3,675,000	3,855,562
Markel Corp.
3.625%, due 3/30/23	2,515,000	2,653,304
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(b)	3,065,000	3,114,806
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	1,780,000	1,955,262
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	3,950,000	4,137,077
Willis North America, Inc.
2.95%, due 9/15/29	3,915,000	4,097,652
3.875%, due 9/15/49	2,620,000	2,823,470
		32,939,566
Internet 0.8%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	3,100,000	3,057,375
Expedia Group, Inc.
3.25%, due 2/15/30	4,965,000	5,040,145
3.60%, due 12/15/23 (a)	1,780,000	1,896,890
6.25%, due 5/1/25 (a)	321,000	373,414
Match Group Holdings II LLC
4.125%, due 8/1/30 (a)	263,000	263,986
Weibo Corp.
3.50%, due 7/5/24	1,825,000	1,914,224
		12,546,034
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.7%
ArcelorMittal SA
4.55%, due 3/11/26	$ 3,215,000	$ 3,569,539
Steel Dynamics, Inc.
3.25%, due 1/15/31	1,940,000	2,061,820
Vale Overseas Ltd.
6.25%, due 8/10/26	2,290,000	2,736,550
6.875%, due 11/21/36	1,094,000	1,486,483
		9,854,392
Lodging 0.9%
Boyd Gaming Corp.
8.625%, due 6/1/25 (a)	872,000	965,478
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,640,000	2,814,953
5.75%, due 5/1/28 (a)	1,135,000	1,220,125
Las Vegas Sands Corp.
3.20%, due 8/8/24	2,205,000	2,312,658
MGM Resorts International
6.00%, due 3/15/23	5,000,000	5,350,000
		12,663,214
Media 1.5%
Charter Communications Operating LLC
4.464%, due 7/23/22	4,000,000	4,161,482
Comcast Corp.
1.50%, due 2/15/31	1,730,000	1,611,593
3.70%, due 4/15/24	4,900	5,343
3.75%, due 4/1/40	2,565,000	2,829,799
3.95%, due 10/15/25	6,600	7,411
4.70%, due 10/15/48	3,170,000	3,969,524
Grupo Televisa SAB
5.25%, due 5/24/49 (f)	1,890,000	2,276,996
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	3,235,000	3,235,000
Walt Disney Co. (The)
6.65%, due 11/15/37	2,645,000	3,916,750
		22,013,898
Mining 0.3%
Glencore Funding LLC
1.625%, due 9/1/25 (a)	4,610,000	4,639,588
Miscellaneous—Manufacturing 1.0%
General Electric Co.
3.625%, due 5/1/30	2,340,000	2,542,310
4.25%, due 5/1/40	4,050,000	4,525,974
	Principal Amount	Value

Miscellaneous—Manufacturing (continued)
General Electric Co. (continued)
4.35%, due 5/1/50	$ 3,395,000	$ 3,780,049
Textron Financial Corp.
1.929% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	5,685,000	4,604,850
		15,453,183
Oil & Gas 2.0%
BP Capital Markets America, Inc.
3.00%, due 2/24/50	3,260,000	3,010,768
BP Capital Markets plc
4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(e)	4,215,000	4,524,803
Gazprom PJSC Via Gaz Capital SA (a)
4.95%, due 3/23/27	358,000	394,502
4.95%, due 2/6/28	2,531,000	2,796,755
Marathon Petroleum Corp.
4.70%, due 5/1/25	2,445,000	2,759,234
6.50%, due 3/1/41	2,665,000	3,537,049
Petrobras Global Finance BV
6.75%, due 6/3/50	1,985,000	2,172,007
Total Capital International SA
3.127%, due 5/29/50	4,275,000	4,100,444
Valero Energy Corp.
4.00%, due 4/1/29	2,270,000	2,477,457
6.625%, due 6/15/37	2,690,000	3,514,637
		29,287,656
Packaging & Containers 0.4%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	282,000	298,652
Graham Packaging Co., Inc.
7.125%, due 8/15/28 (a)	1,500,000	1,608,750
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	3,800,000	4,104,000
		6,011,402
Pharmaceuticals 1.4%
AbbVie, Inc.
4.05%, due 11/21/39	4,385,000	4,896,348
4.50%, due 5/14/35	2,570,000	3,013,647
Becton Dickinson and Co.
4.669%, due 6/6/47	3,575,000	4,269,319
CVS Health Corp.
4.78%, due 3/25/38	750,000	896,621
5.05%, due 3/25/48	2,275,000	2,797,551

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	$ 4,688,000	$ 4,402,032
		20,275,518
Pipelines 1.2%
Enterprise Products Operating LLC
3.95%, due 1/31/60	2,200,000	2,206,348
4.20%, due 1/31/50	630,000	675,698
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	726,000	753,225
MPLX LP
4.875%, due 6/1/25	5,305,000	5,981,494
Sabine Pass Liquefaction LLC
5.625%, due 3/1/25	800,000	917,972
5.875%, due 6/30/26	3,426,000	4,056,265
Western Midstream Operating LP
6.50%, due 2/1/50 (g)	2,485,000	2,811,752
		17,402,754
Real Estate Investment Trusts 1.2%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	2,090,000	2,243,588
American Tower Corp.
3.375%, due 5/15/24	4,000,000	4,291,855
Boston Properties LP
3.20%, due 1/15/25	4,050,000	4,342,939
CyrusOne LP
3.45%, due 11/15/29	2,430,000	2,538,208
Equinix, Inc.
1.80%, due 7/15/27	1,335,000	1,323,572
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	480,000	488,890
5.25%, due 7/15/30	2,720,000	2,825,400
		18,054,452
Retail 2.6%
7-Eleven, Inc. (a)
2.50%, due 2/10/41	655,000	596,124
2.80%, due 2/10/51	2,000,000	1,810,470
AutoNation, Inc.
4.75%, due 6/1/30	6,765,000	7,888,323
Darden Restaurants, Inc.
3.85%, due 5/1/27	5,980,000	6,592,448
Home Depot, Inc. (The)
2.375%, due 3/15/51	1,110,000	968,798
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(f)	2,640,000	2,709,168
	Principal Amount	Value

Retail (continued)
Macy's, Inc.
8.375%, due 6/15/25 (a)	$ 4,660,000	$ 5,141,052
Nordstrom, Inc.
4.25%, due 8/1/31 (a)	2,895,000	2,933,450
QVC, Inc.
4.375%, due 9/1/28	3,580,000	3,664,237
Starbucks Corp.
3.35%, due 3/12/50	3,365,000	3,314,413
4.45%, due 8/15/49	2,300,000	2,713,311
		38,331,794
Semiconductors 0.5%
Broadcom, Inc.
3.15%, due 11/15/25	622,000	666,198
3.419%, due 4/15/33 (a)	2,048,000	2,075,775
3.50%, due 2/15/41 (a)	1,425,000	1,375,358
NVIDIA Corp.
3.50%, due 4/1/50	1,365,000	1,470,313
NXP BV
3.40%, due 5/1/30 (a)	1,775,000	1,898,149
		7,485,793
Software 0.1%
Oracle Corp.
3.65%, due 3/25/41	990,000	1,011,615
Telecommunications 4.2%
Altice France SA (a)
5.125%, due 7/15/29	3,440,000	3,444,300
7.375%, due 5/1/26	5,216,000	5,407,949
AT&T, Inc.
2.55%, due 12/1/33 (a)	6,467,000	6,164,021
Series B
2.875% (5 Month Euribor ICE Swap Rate + 3.14%), due 3/2/25 (b)(e)	EUR 3,100,000	3,736,486
3.85%, due 6/1/60	$ 2,097,000	2,012,323
4.35%, due 3/1/29	1,040,000	1,180,441
CommScope Technologies LLC
5.00%, due 3/15/27 (a)	4,200,000	4,160,887
CommScope, Inc.
7.125%, due 7/1/28 (a)	2,790,000	3,016,688
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	4,555,000	4,833,994
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	6,245,000	6,686,053
T-Mobile US, Inc.
2.625%, due 2/15/29	2,805,000	2,732,421
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile US, Inc. (continued)
4.50%, due 4/15/50 (a)	$ 2,995,000	$ 3,377,791
VEON Holdings BV
4.95%, due 6/16/24 (a)	3,950,000	4,226,460
Verizon Communications, Inc.
3.40%, due 3/22/41	1,340,000	1,372,727
3.55%, due 3/22/51	1,515,000	1,539,044
4.00%, due 3/22/50	2,870,000	3,133,157
Vodafone Group plc
4.25%, due 9/17/50	3,835,000	4,264,366
		61,289,108
Total Corporate Bonds (Cost $685,779,769)		721,331,244
Foreign Government Bonds 1.8%
Brazil 0.3%
Federative Republic of Brazil
4.625%, due 1/13/28	4,789,000	5,136,538
Chile 0.2%
Corp. Nacional del Cobre de Chile
3.00%, due 9/30/29 (a)	2,435,000	2,503,107
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	2,300,000	2,256,116
Mexico 1.2%
Comision Federal de Electricidad
4.75%, due 2/23/27 (a)	2,490,000	2,735,888
Mexico Government Bond
2.659%, due 5/24/31	6,373,000	6,128,850
3.75%, due 4/19/71	3,540,000	3,091,128
Petroleos Mexicanos
6.75%, due 9/21/47	5,835,000	5,158,140
		17,114,006
Total Foreign Government Bonds (Cost $28,252,748)		27,009,767
	Principal Amount	Value
Loan Assignments 1.3%
Buildings & Real Estate 0.1%
Realogy Group LLC
Extended 2025 Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/8/25 (b)	$ 1,064,496	$ 1,054,611
Containers, Packaging & Glass 0.3%
BWAY Holding Co.
Initial Term Loan
3.443% (3 Month LIBOR + 3.25%), due 4/3/24 (b)	4,878,964	4,707,439
Diversified/Conglomerate Service 0.2%
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	2,354,100	2,350,176
Finance 0.3%
Alliant Holdings Intermediate LLC 2018 Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	4,864,962	4,806,913
Personal, Food & Miscellaneous Services 0.4%
IRB Holding Corp.
Fourth Amendment Incremental Term Loan
4.25% (3 Month LIBOR + 3.25%), due 12/15/27 (b)	5,576,025	5,556,275
Total Loan Assignments (Cost $18,525,663)		18,475,414
Mortgage-Backed Securities 16.7%
Agency (Collateralized Mortgage Obligations) 4.6%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	3,480,000	3,533,487
REMIC, Series 4993, Class D
2.00%, due 9/25/47	3,825,000	3,967,137
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	2,447,073	2,572,956
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	1,972,547	2,031,079

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5049, Class UI
3.00%, due 12/25/50	$ 9,788,163	$ 1,760,578
REMIC, Series 4869, Class BA
3.50%, due 11/15/47	2,398,352	2,493,476
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	1,241,045	1,296,110
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	2,077,112	2,194,983
REMIC, Series 4958, Class DL
4.00%, due 1/25/50	5,244,400	5,623,990
FNMA
REMIC, Series 2020-97, Class CI
2.00%, due 1/25/51	13,334,455	1,474,308
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47	10,992,740	1,514,778
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	2,941,000	3,118,143
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	2,306,530	2,449,333
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	4,242,603	4,623,560
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	7,194,999	7,844,620
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	4,206,000	4,553,130
GNMA
REMIC, Series 2020-116, Class MI
2.00%, due 8/20/50	8,886,189	908,445
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51	9,226,562	1,021,819
UMBS, Single Family, 30 Year (h)
2.50%, due 5/25/51 TBA	7,335,000	7,609,489
3.50%, due 5/25/51 TBA	6,805,000	7,244,401
		67,835,822
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.3%
BANK
Series 2019-BN21, Class A5
2.851%, due 10/17/52	4,700,000	4,952,019
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
0.336% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	32,730	31,434
Benchmark Mortgage Trust
Series 2019-B12, Class A5
3.116%, due 8/15/52	4,417,000	4,749,339
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.66%, due 3/9/44	$ 1,800,000	$ 1,849,550
Series 2020-VIV3, Class B
3.662%, due 3/9/44	2,641,153	2,822,539
BX Trust (a)
Series 2018-GW, Class A
0.915% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	2,825,000	2,824,960
Series 2019-OC11, Class A
3.202%, due 12/9/41	2,235,000	2,365,710
Series 2019-OC11, Class B
3.605%, due 12/9/41	710,000	762,317
Series 2019-OC11, Class C
3.856%, due 12/9/41	2,209,000	2,349,966
Series 2019-OC11, Class E
4.075%, due 12/9/41 (i)	2,484,000	2,518,496
Commercial Mortgage Trust
Series 2014-CR20, Class A3
3.326%, due 11/10/47	3,251,854	3,452,078
Series 2013-CR8, Class A4
3.334%, due 6/10/46	416,523	435,924
Series 2013-CR9, Class B
4.387%, due 7/10/45 (a)	2,380,000	2,369,924
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,955,000	3,235,614
FREMF Mortgage Trust (a)(i)
REMIC, Series 2015-K720, Class B
3.51%, due 7/25/22	1,545,000	1,591,707
REMIC, Series 2014-K41, Class B
3.964%, due 11/25/47	1,285,000	1,402,149
GB Trust 2020 FLIX
Series 2020-FLIX, Class A
1.235% (1 Month LIBOR + 1.12%), due 8/15/37 (a)(b)	4,260,000	4,279,685
GS Mortgage Securities Trust
Series 2019-GC42, Class A4
3.001%, due 9/1/52	1,295,000	1,381,787
Series 2019-GC40, Class A4
3.16%, due 7/10/52	3,114,000	3,357,304
Hawaii Hotel Trust
Series 2019-MAUI, Class A
1.265% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,600,000	2,603,225
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	$ 2,465,000	$ 2,655,143
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)	3,130,000	3,314,195
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-410T, Class A
2.287%, due 3/5/42 (a)	3,950,000	4,026,116
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class A
4.128%, due 7/5/31 (a)	4,545,000	4,842,240
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	4,660,000	4,729,243
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,867,654	2,005,548
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	2,983,000	3,285,585
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,140,000	4,221,199
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)	2,355,000	2,376,664
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class A4
3.718%, due 12/15/48	975,000	1,076,240
Series 2018-1745, Class A
3.874%, due 6/15/36 (a)	3,250,000	3,586,122
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)	4,125,000	4,593,634
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class AS
4.09%, due 6/15/45	3,175,000	3,220,979
		93,268,635
Whole Loan (Collateralized Mortgage Obligations) 5.8%
Chase Home Lending Mortgage Trust
Series 2019-ATR2, Class A3
3.50%, due 7/25/49 (a)	364,497	377,222
CIM Trust
Series 2021-J1, Class A1
2.50%, due 3/25/51 (a)(j)	1,689,027	1,723,445
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2M2
2.106% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	$ 550,000	$ 553,560
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.01% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	4,465,000	4,470,375
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2015-DNA1, Class M3
3.406% (1 Month LIBOR + 3.30%), due 10/25/27	3,267,722	3,322,133
Series 2017-HQA1, Class M2
3.656% (1 Month LIBOR + 3.55%), due 8/25/29	5,760,814	5,952,292
Series 2016-DNA4, Class M3
3.906% (1 Month LIBOR + 3.80%), due 3/25/29	3,077,896	3,207,896
Series 2016-HQA3, Class M3
3.956% (1 Month LIBOR + 3.85%), due 3/25/29	2,487,000	2,587,163
Series 2016-DNA2, Class M3
4.756% (1 Month LIBOR + 4.65%), due 10/25/28	2,750,562	2,876,339
Flagstar Mortgage Trust
Series 2021-2, Class A2
2.50%, due 4/25/51 (a)(j)	3,610,000	3,685,325
FNMA (b)
Series 2017-C02, Class 2M2
3.756% (1 Month LIBOR + 3.65%), due 9/25/29	3,518,844	3,642,546
Series 2016-C04, Class 1M2
4.356% (1 Month LIBOR + 4.25%), due 1/25/29	3,545,638	3,716,811
Series 2016-C06, Class 1M2
4.356% (1 Month LIBOR + 4.25%), due 4/25/29	2,566,095	2,675,786
Series 2016-C07, Class 2M2
4.456% (1 Month LIBOR + 4.35%), due 5/25/29	4,921,095	5,129,121
Series 2016-C05, Class 2M2
4.556% (1 Month LIBOR + 4.45%), due 1/25/29	1,896,680	1,977,655
GNR 2013-H24 FL
1.00%, due 5/20/27	2,615,000	2,597,635
GNR-2017-H07
1.00%, due 4/20/27 (c)	10,215,000	10,143,679

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
J.P. Morgan Mortgage Trust (a)(j)
Series 2021-6, Class A4
2.50%, due 10/25/51	$ 3,440,000	$ 3,535,137
Series 2019-3, Class A3
4.00%, due 9/25/49	272,472	278,557
JPMorgan Mortgage Trust
Series 2019-1, Class A3
4.00%, due 5/25/49 (a)	412,278	418,893
Mello Warehouse Securitization Trust (a)(b)
Series 2021-1, Class A
0.806% (1 Month LIBOR + 0.70%), due 2/25/55	3,595,000	3,595,000
Series 2021-2, Class A
0.86% (1 Month LIBOR + 0.75%), due 4/25/55	1,280,000	1,280,005
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.469%, due 8/25/59	5,389,646	4,300,329
Series 2019-4A, Class B6
4.786%, due 12/25/58	4,752,446	3,856,964
Series 2019-2A, Class B6
4.976%, due 12/25/57	1,750,136	1,253,619
NewRez LLC
Series 2021-1, Class A
(zero coupon) (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	4,300,000	4,300,000
OBX Trust
Series 2021-J1, Class A1
2.50%, due 5/25/51 (a)(j)	1,500,000	1,525,430
Wells Fargo Mortgage Backed Securities Trust
Series 2020-2, Class A1
3.00%, due 12/25/49 (a)(j)	2,026,357	2,056,201
		85,039,118
Total Mortgage-Backed Securities (Cost $240,471,988)		246,143,575
Municipal Bonds 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	4,410,000	4,322,522
	Principal Amount	Value

New York 0.0% ‡
New York State Thruway Authority, Revenue Bonds
Series M
2.90%, due 1/1/35	$ 735,000	$ 773,537
Total Municipal Bonds (Cost $5,145,000)		5,096,059
U.S. Government & Federal Agencies 20.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.5%
FHLMC Gold Pools, 15 Year
2.50%, due 5/1/30	248,900	261,084
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/44	1,402,216	1,526,570
3.50%, due 11/1/45	1,233,165	1,346,353
3.50%, due 3/1/46	2,291,938	2,509,232
4.00%, due 10/1/48	1,072,266	1,175,886
6.50%, due 4/1/37	48,248	57,293
FHLMC Gold Pools, Other
4.00%, due 6/1/42	1,740,376	1,914,964
UMBS, 30 Year
2.00%, due 7/1/50	1,123,852	1,135,672
2.00%, due 8/1/50	7,353,731	7,483,178
2.00%, due 9/1/50	2,078,541	2,103,890
3.00%, due 11/1/48	2,901,469	3,064,810
		22,578,932
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.5%
FNMA, Other
3.00%, due 6/1/57	4,388,998	4,767,802
3.50%, due 2/1/42	2,471,421	2,690,962
4.00%, due 3/1/42	826,083	904,336
4.00%, due 1/1/43	1,622,190	1,786,985
6.00%, due 4/1/37	6,962	7,807
UMBS, 30 Year
2.00%, due 10/1/50	707,026	717,749
2.50%, due 8/1/50	570,773	594,122
2.50%, due 1/1/51	1,387,621	1,443,653
2.50%, due 4/1/51	729,856	760,432
3.00%, due 12/1/47	289,056	305,261
3.00%, due 3/1/50	2,887,853	3,062,770
3.50%, due 5/1/43	2,418,402	2,649,379
3.50%, due 12/1/44	1,012,099	1,107,652
3.50%, due 3/1/46	4,634,880	5,044,158
4.00%, due 1/1/46	3,869,697	4,262,660
4.00%, due 8/1/48	3,526,946	3,794,994
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
5.50%, due 7/1/41	$ 1,816,613	$ 2,110,527
6.00%, due 7/1/39	377,304	448,315
6.50%, due 10/1/39	371,904	429,921
		36,889,485
United States Treasury Bonds 4.6%
U.S. Treasury Bond
1.875%, due 2/15/51	48,327,000	43,962,468
U.S. Treasury Bonds
2.50%, due 2/15/45	4,940,000	5,155,932
4.375%, due 11/15/39	8,855,000	12,016,858
4.375%, due 5/15/40	745,000	1,015,295
4.50%, due 5/15/38	4,255,000	5,790,457
		67,941,010
United States Treasury Inflation - Indexed Notes 2.7%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	6,755,000	7,565,946
0.125%, due 7/15/30	8,340,000	9,402,944
0.75%, due 7/15/28	6,240,000	7,538,593
0.875%, due 1/15/29	12,965,000	15,675,162
		40,182,645
United States Treasury Notes 8.7%
U.S. Treasury Notes
0.125%, due 4/30/23	38,030,000	38,003,260
0.375%, due 4/15/24	40,330,000	40,380,413
0.75%, due 4/30/26	15,875,000	15,800,586
1.25%, due 4/30/28	33,345,000	33,214,746
		127,399,005
Total U.S. Government & Federal Agencies (Cost $290,829,526)		294,991,077
Total Long-Term Bonds (Cost $1,370,425,640)		1,417,511,638

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc.	1	3
Total Common Stocks (Cost $0)		3
	Shares	Value
Short-Term Investments 4.4%
Affiliated Investment Company 3.9%
MainStay U.S. Government Liquidity Fund, 0.01% (l)	57,844,204	$ 57,844,204
Unaffiliated Investment Company 0.5%
BlackRock Liquidity FedFund, 0.05% (l)(m)	6,639,875	6,639,875
Total Short-Term Investments (Cost $64,484,079)		64,484,079
Total Investments (Cost $1,434,909,719)	100.6%	1,481,995,720
Other Assets, Less Liabilities	(0.6)	(8,781,637)
Net Assets	100.0%	$ 1,473,214,083

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $6,451,825. The Fund received cash collateral with a value of $6,639,875. (See Note 2(L))
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(h)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2021, the total net market value was $14,853,890, which represented 1% of the Fund’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2021.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Total Return Bond Fund

(l)	Current yield as of April 30, 2021.
(m)	Represents a security purchased with cash collateral received for securities on loan.
Foreign Currency Forward Contracts
As of April 30, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,869,956	EUR	3,176,000	JPMorgan Chase Bank N.A.	5/4/21	$ 51,610
USD	3,889,069	EUR	3,214,000	JPMorgan Chase Bank N.A.	8/2/21	17,709
Total Unrealized Appreciation						$ 69,319

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	880	June 2021	$ 194,435,886	$ 194,266,875	$ (169,011)
U.S. Treasury 5 Year Notes	545	June 2021	67,596,707	67,545,938	(50,769)
U.S. Treasury Long Bonds	89	June 2021	14,186,365	13,995,250	(191,115)
U.S. Treasury Ultra Bonds	101	June 2021	18,883,086	18,776,531	(106,555)
Total Long Contracts					(517,450)
Short Contracts
U.S. Treasury 10 Year Notes	(107)	June 2021	(14,250,463)	(14,127,344)	123,119
U.S. Treasury 10 Year Ultra Bonds	(345)	June 2021	(50,904,076)	(50,213,672)	690,404
Total Short Contracts					813,523
Net Unrealized Appreciation					$ 296,073

1.	As of April 30, 2021, cash in the amount of $1,114,771 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 104,464,502	$ —	$ 104,464,502
Corporate Bonds	—	721,331,244	—	721,331,244
Foreign Government Bonds	—	27,009,767	—	27,009,767
Loan Assignments	—	18,475,414	—	18,475,414
Mortgage-Backed Securities	—	246,143,575	—	246,143,575
Municipal Bonds	—	5,096,059	—	5,096,059
U.S. Government & Federal Agencies	—	294,991,077	—	294,991,077
Total Long-Term Bonds	—	1,417,511,638	—	1,417,511,638
Common Stocks	3	—	—	3
Short-Term Investments
Affiliated Investment Company	57,844,204	—	—	57,844,204
Unaffiliated Investment Company	6,639,875	—	—	6,639,875
Total Short-Term Investments	64,484,079	—	—	64,484,079
Total Investments in Securities	64,484,082	1,417,511,638	—	1,481,995,720
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	69,319	—	69,319
Futures Contracts (b)	813,523	—	—	813,523
Total Other Financial Instruments	813,523	69,319	—	882,842
Total Investments in Securities and Other Financial Instruments	$ 65,297,605	$ 1,417,580,957	$ —	$ 1,482,878,562
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (517,450)	$ —	$ —	$ (517,450)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Total Return Bond Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,377,065,515) including securities on loan of $6,451,825	$1,424,151,516
Investment in affiliated investment companies, at value (identified cost $57,844,204)	57,844,204
Cash collateral on deposit at broker for futures contracts	1,114,771
Cash	160,371
Receivables:
Investment securities sold	27,465,142
Interest	9,435,904
Fund shares sold	1,226,696
Securities lending	797
Unrealized appreciation on foreign currency forward contracts	69,319
Other assets	92,685
Total assets	1,521,561,405
Liabilities
Cash collateral due to broker for TBA	52,101
Cash collateral received for securities on loan	6,639,875
Payables:
Investment securities purchased	40,040,428
Manager (See Note 3)	593,519
Fund shares redeemed	367,612
Variation margin on futures contracts	325,631
Transfer agent (See Note 3)	146,377
Professional fees	65,910
Shareholder communication	43,268
NYLIFE Distributors (See Note 3)	32,926
Custodian	15,371
Accrued expenses	11,568
Distributions payable	12,736
Total liabilities	48,347,322
Net assets	$1,473,214,083
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 132,194
Additional paid-in-capital	1,422,468,540
1,422,600,734
Total distributable earnings (loss)	50,613,349
Net assets	$1,473,214,083
Class A
Net assets applicable to outstanding shares	$ 94,841,641
Shares of beneficial interest outstanding	8,512,066
Net asset value per share outstanding	$ 11.14
Maximum sales charge (4.50% of offering price)	0.52
Maximum offering price per share outstanding	$ 11.66
Investor Class
Net assets applicable to outstanding shares	$ 7,365,502
Shares of beneficial interest outstanding	657,374
Net asset value per share outstanding	$ 11.20
Maximum sales charge (4.00% of offering price)	0.47
Maximum offering price per share outstanding	$ 11.67
Class B
Net assets applicable to outstanding shares	$ 1,264,766
Shares of beneficial interest outstanding	113,353
Net asset value and offering price per share outstanding	$ 11.16
Class C
Net assets applicable to outstanding shares	$ 11,935,241
Shares of beneficial interest outstanding	1,068,347
Net asset value and offering price per share outstanding	$ 11.17
Class I
Net assets applicable to outstanding shares	$712,100,567
Shares of beneficial interest outstanding	63,887,992
Net asset value and offering price per share outstanding	$ 11.15
Class R1
Net assets applicable to outstanding shares	$ 28,909
Shares of beneficial interest outstanding	2,595
Net asset value and offering price per share outstanding	$ 11.14
Class R2
Net assets applicable to outstanding shares	$ 32,868
Shares of beneficial interest outstanding	2,950
Net asset value and offering price per share outstanding	$ 11.14
Class R3
Net assets applicable to outstanding shares	$ 341,817
Shares of beneficial interest outstanding	30,683
Net asset value and offering price per share outstanding	$ 11.14
Class R6
Net assets applicable to outstanding shares	$645,277,901
Shares of beneficial interest outstanding	57,916,725
Net asset value and offering price per share outstanding	$ 11.14
SIMPLE Class
Net assets applicable to outstanding shares	$ 24,871
Shares of beneficial interest outstanding	2,221
Net asset value and offering price per share outstanding	$ 11.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $100)	$ 22,561,783
Securities lending	5,200
Dividends-affiliated	3,155
Other	17,886
Total income	22,588,024
Expenses
Manager (See Note 3)	3,715,345
Transfer agent (See Note 3)	319,341
Distribution/Service—Class A (See Note 3)	121,185
Distribution/Service—Investor Class (See Note 3)	9,290
Distribution/Service—Class B (See Note 3)	7,817
Distribution/Service—Class C (See Note 3)	84,020
Distribution/Service—Class R2 (See Note 3)	57
Distribution/Service—Class R3 (See Note 3)	833
Distribution/Service—SIMPLE Class (See Note 3)	62
Registration	89,710
Professional fees	76,118
Shareholder communication	25,344
Custodian	21,213
Trustees	16,484
Insurance	6,961
Shareholder service (See Note 3)	204
Miscellaneous	27,834
Total expenses	4,521,818
Net investment income (loss)	18,066,206
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	8,260,753
Futures transactions	227,659
Foreign currency forward transactions	(222,865)
Net realized gain (loss)	8,265,547
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(18,332,521)
Futures contracts	(361,608)
Foreign currency forward contracts	140,318
Translation of other assets and liabilities in foreign currencies	(14,757)
Net change in unrealized appreciation (depreciation)	(18,568,568)
Net realized and unrealized gain (loss)	(10,303,021)
Net increase (decrease) in net assets resulting from operations	$ 7,763,185
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Total Return Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,066,206	$ 34,629,085
Net realized gain (loss)	8,265,547	39,608,477
Net change in unrealized appreciation (depreciation)	(18,568,568)	10,979,805
Net increase (decrease) in net assets resulting from operations	7,763,185	85,217,367
Distributions to shareholders:
Class A	(2,156,787)	(1,681,729)
Investor Class	(161,652)	(151,048)
Class B	(28,129)	(30,592)
Class C	(309,152)	(216,290)
Class I	(16,683,728)	(18,994,611)
Class R1	(667)	(708)
Class R2	(811)	(1,926)
Class R3	(6,881)	(6,322)
Class R6	(16,584,281)	(14,452,517)
SIMPLE Class	(503)	(73)
Total distributions to shareholders	(35,932,591)	(35,535,816)
Capital share transactions:
Net proceeds from sales of shares	172,243,112	777,060,770
Net asset value of shares issued to shareholder in reinvestment of distributions	35,796,590	35,393,832
Cost of shares redeemed	(231,483,636)	(657,455,223)
Increase (decrease) in net assets derived from capital share transactions	(23,443,934)	154,999,379
Net increase (decrease) in net assets	(51,613,340)	204,680,930
Net Assets
Beginning of period	1,524,827,423	1,320,146,493
End of period	$1,473,214,083	$1,524,827,423
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.35	$ 10.91	$ 10.10	$ 10.64	$ 10.66	$ 10.46
Net investment income (loss)	0.12	0.24	0.27	0.25(a)	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.08)	0.47	0.82	(0.54)	(0.06)	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	0.04	0.71	1.09	(0.29)	0.23	0.47
Less distributions:
From net investment income	(0.12)	(0.27)	(0.28)	(0.25)	(0.25)	(0.27)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.25)	(0.27)	(0.28)	(0.25)	(0.25)	(0.27)
Net asset value at end of period	$ 11.14	$ 11.35	$ 10.91	$ 10.10	$ 10.64	$ 10.66
Total investment return (b)	0.35%	6.55%	10.88%	(2.78)%	2.23%	4.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††	2.30%	2.63%	2.40%	2.44%	2.55%
Net expenses (c)	0.85%††	0.85%	0.88%	0.90%	0.91%	1.00%
Expenses (before waiver/reimbursement) (c)	0.85%††	0.85%	0.89%	0.90%	0.94%	1.13%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 94,842	$ 92,997	$ 56,473	$ 44,527	$ 55,474	$ 294,002

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.42	$ 10.97	$ 10.15	$ 10.70	$ 10.71	$ 10.51
Net investment income (loss)	0.11	0.24	0.26	0.24(a)	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	0.46	0.82	(0.56)	(0.01)	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	0.02	0.70	1.08	(0.32)	0.23	0.49
Less distributions:
From net investment income	(0.11)	(0.25)	(0.26)	(0.23)	(0.24)	(0.29)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.24)	(0.25)	(0.26)	(0.23)	(0.24)	(0.29)
Net asset value at end of period	$ 11.20	$ 11.42	$ 10.97	$ 10.15	$ 10.70	$ 10.71
Total investment return (b)	0.18%	6.40%	10.74%	(2.99)%	2.11%	4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%††	2.11%	2.46%	2.27%	2.28%	2.71%
Net expenses (c)	1.01%††	1.05%	1.05%	1.04%	1.00%	0.83%
Expenses (before waiver/reimbursement) (c)	1.01%††	1.05%	1.06%	1.05%	1.03%	0.98%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 7,366	$ 7,558	$ 6,557	$ 5,514	$ 6,265	$ 9,232

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.37	$ 10.92	$ 10.11	$ 10.65	$ 10.67	$ 10.47
Net investment income (loss)	0.07	0.18	0.20	0.16(a)	0.17	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	0.43	0.79	(0.55)	(0.03)	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	(0.01)	0.61	0.99	(0.39)	0.14	0.41
Less distributions:
From net investment income	(0.07)	(0.16)	(0.18)	(0.15)	(0.16)	(0.21)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.20)	(0.16)	(0.18)	(0.15)	(0.16)	(0.21)
Net asset value at end of period	$ 11.16	$ 11.37	$ 10.92	$ 10.11	$ 10.65	$ 10.67
Total investment return (b)	(0.13)%	5.64%	9.85%	(3.64)%	1.36%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%††	1.36%	1.73%	1.51%	1.53%	1.96%
Net expenses (c)	1.76%††	1.80%	1.80%	1.79%	1.75%	1.57%
Expenses (before waiver/reimbursement) (c)	1.76%††	1.80%	1.81%	1.80%	1.78%	1.73%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 1,265	$ 1,838	$ 2,515	$ 2,987	$ 4,913	$ 6,746

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.38	$ 10.93	$ 10.12	$ 10.66	$ 10.68	$ 10.48
Net investment income (loss)	0.07	0.14	0.20	0.16(a)	0.17	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	0.47	0.79	(0.55)	(0.03)	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	(0.01)	0.61	0.99	(0.39)	0.14	0.41
Less distributions:
From net investment income	(0.07)	(0.16)	(0.18)	(0.15)	(0.16)	(0.21)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.20)	(0.16)	(0.18)	(0.15)	(0.16)	(0.21)
Net asset value at end of period	$ 11.17	$ 11.38	$ 10.93	$ 10.12	$ 10.66	$ 10.68
Total investment return (b)	(0.13)%	5.64%	9.84%	(3.64)%	1.36%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%††	1.35%	1.74%	1.51%	1.53%	1.96%
Net expenses (c)	1.76%††	1.80%	1.80%	1.79%	1.75%	1.58%
Expenses (before waiver/reimbursement) (c)	1.76%††	1.80%	1.81%	1.80%	1.78%	1.73%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 11,935	$ 18,434	$ 11,916	$ 14,837	$ 20,215	$ 28,430

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.36	$ 10.91	$ 10.10	$ 10.64	$ 10.66	$ 10.46
Net investment income (loss)	0.13	0.29	0.31	0.28(a)	0.28	0.31
Net realized and unrealized gain (loss) on investments	(0.07)	0.45	0.81	(0.54)	(0.01)	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.01‡
Total from investment operations	0.06	0.74	1.12	(0.26)	0.27	0.51
Less distributions:
From net investment income	(0.14)	(0.29)	(0.31)	(0.28)	(0.29)	(0.31)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.27)	(0.29)	(0.31)	(0.28)	(0.29)	(0.31)
Net asset value at end of period	$ 11.15	$ 11.36	$ 10.91	$ 10.10	$ 10.64	$ 10.66
Total investment return (b)	0.48%	6.91%	11.20%	(2.49)%	2.56%	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%††	2.56%	2.93%	2.70%	2.66%	2.94%
Net expenses (c)	0.60%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.60%††	0.60%	0.64%	0.65%	0.67%	0.88%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 712,101	$ 686,829	$ 1,056,594	$ 1,016,022	$ 1,173,384	$ 935,533

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.35	$ 10.90	$ 10.10	$ 10.64	$ 10.66	$ 10.46
Net investment income (loss)	0.13	0.26	0.29	0.27(a)	0.27	0.30
Net realized and unrealized gain (loss) on investments	(0.08)	0.47	0.80	(0.54)	(0.01)	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	0.05	0.73	1.09	(0.27)	0.26	0.50
Less distributions:
From net investment income	(0.13)	(0.28)	(0.29)	(0.27)	(0.28)	(0.30)
From net realized gain on investments	(0.13)	—	—	—	—	—
Total distributions	(0.26)	(0.28)	(0.29)	(0.27)	(0.28)	(0.30)
Net asset value at end of period	$ 11.14	$ 11.35	$ 10.90	$ 10.10	$ 10.64	$ 10.66
Total investment return (b)	0.42%	6.81%	10.98%	(2.59)%	2.46%	4.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%††	2.47%	2.97%	2.61%	2.58%	2.84%
Net expenses (c)	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.70%††	0.70%	0.74%	0.75%	0.77%	0.98%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 29	$ 29	$ 27	$ 4,148	$ 3,627	$ 3,846

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.35	$ 10.90	$ 10.09	$ 10.63	$ 10.65	$ 10.46
Net investment income (loss)	0.11	0.25	0.27	0.24(a)	0.24	0.31
Net realized and unrealized gain (loss) on investments	(0.07)	0.46	0.81	(0.54)	(0.01)	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	0.04	0.71	1.08	(0.30)	0.23	0.46
Less distributions:
From net investment income	(0.12)	(0.26)	(0.27)	(0.24)	(0.25)	(0.27)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.25)	(0.26)	(0.27)	(0.24)	(0.25)	(0.27)
Net asset value at end of period	$ 11.14	$ 11.35	$ 10.90	$ 10.09	$ 10.63	$ 10.65
Total investment return (b)	0.30%	6.54%	10.82%	(2.83)%	2.18%	4.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%††	2.21%	2.57%	2.35%	2.32%	2.64%
Net expenses (c)	0.95%††	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	0.95%††	0.95%	0.99%	1.00%	1.02%	1.24%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 33	$ 87	$ 81	$ 73	$ 127	$ 115

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 11.35	$ 10.90	$ 10.10	$ 10.64	$ 10.66	$ 10.31
Net investment income (loss)	0.10	0.22	0.24	0.22(a)	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.08)	0.46	0.80	(0.54)	(0.01)	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	0.02	0.68	1.04	(0.32)	0.20	0.51
Less distributions:
From net investment income	(0.10)	(0.23)	(0.24)	(0.22)	(0.22)	(0.16)
From net realized gain on investments	(0.13)	—	—	—	—	—
Total distributions	(0.23)	(0.23)	(0.24)	(0.22)	(0.22)	(0.16)
Net asset value at end of period	$ 11.14	$ 11.35	$ 10.90	$ 10.10	$ 10.64	$ 10.66
Total investment return (b)	0.18%	6.28%	10.44%	(3.08)%	1.93%	4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%††	1.96%	2.30%	2.15%	2.07%	2.26%††
Net expenses (c)	1.20%††	1.20%	1.20%	1.20%	1.20%	1.20%††
Expenses (before waiver/reimbursement) (c)	1.20%††	1.20%	1.24%	1.24%	1.27%	1.48%††
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 342	$ 329	$ 251	$ 173	$ 93	$ 79

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R6		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.35	$ 10.91	$ 10.10	$ 10.64	$ 10.66	$ 10.46
Net investment income (loss)	0.14	0.28	0.30	0.29(a)	0.29	0.36
Net realized and unrealized gain (loss) on investments	(0.08)	0.46	0.82	(0.54)	(0.02)	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	(0.00)‡	(0.00)‡	0.00‡	0.01‡
Total from investment operations	0.06	0.74	1.12	(0.25)	0.27	0.52
Less distributions:
From net investment income	(0.14)	(0.30)	(0.31)	(0.29)	(0.29)	(0.32)
From net realized gain on investments	(0.13)	—	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.27)	(0.30)	(0.31)	(0.29)	(0.29)	(0.32)
Net asset value at end of period	$ 11.14	$ 11.35	$ 10.91	$ 10.10	$ 10.64	$ 10.66
Total investment return (b)	0.51%	6.89%	11.27%	(2.42)%	2.62%	5.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%††	2.61%	2.98%	2.81%	2.74%	3.02%
Net expenses (c)	0.53%††	0.53%	0.53%	0.53%	0.54%	0.53%
Portfolio turnover rate	51%	123%	100% (d)	95% (d)	56% (d)	21%
Net assets at end of period (in 000’s)	$ 645,278	$ 716,703	$ 185,733	$ 119,963	$ 27	$ 26

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 11.41	$ 11.52**
Net investment income (loss)	0.10	0.03
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00‡
Total from investment operations	0.02	(0.08)
Less distributions:
From net investment income	(0.10)	(0.03)
From net realized gain on investments	(0.13)	—
Total distributions	(0.23)	(0.03)
Net asset value at end of period	$ 11.20	$ 11.41
Total investment return (a)	0.15%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.74%	1.80%
Net expenses†† (b)	1.25%	1.26%
Portfolio turnover rate	51%	123%
Net assets at end of period (in 000’s)	$ 25	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	January 2, 2004
Class I	January 2, 1991
Class R1	June 29, 2012
Class R2	June 29, 2012
Class R3	February 29, 2016
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

38	MainStay MacKay Total Return Bond Fund

"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a
39

Notes to Financial Statements (Unaudited) (continued)
debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

40	MainStay MacKay Total Return Bond Fund

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to
41

Notes to Financial Statements (Unaudited) (continued)
receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2021, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not

42	MainStay MacKay Total Return Bond Fund

engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not
43

Notes to Financial Statements (Unaudited) (continued)
participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(O) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(P) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of
LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(Q) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(R) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(S) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

44	MainStay MacKay Total Return Bond Fund

Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$813,523	$813,523
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	69,319	—	69,319
Total Fair Value	$69,319	$813,523	$882,842

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(517,450)	$(517,450)
Total Fair Value	$(517,450)	$(517,450)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$337,012	$ 337,012
Forward Contracts	(222,865)	—	(222,865)
Total Net Realized Gain (Loss)	$(222,865)	$337,012	$ 114,147

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(361,608)	$(361,608)
Forward Contracts	140,318	—	140,318
Total Net Change in Unrealized Appreciation (Depreciation)	$140,318	$(361,608)	$(221,290)

Average Notional Amount	Total
Futures Contracts Long	$230,900,104
Futures Contracts Short	$ (85,358,803)
Forward Contracts Long	$ 3,835,404
Forward Contracts Short	$ (5,095,831)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.49% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.60% for Class I shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the
45

Notes to Financial Statements (Unaudited) (continued)
Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $3,715,345 and paid the Subadvisor fees in the amount of $1,857,563. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 14
Class R2	23
Class R3	167
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $18,857 and $1,204, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 33,690	$—
Investor Class	8,640	—
Class B	1,817	—
Class C	19,535	—
Class I	241,619	—
Class R1	11	—
Class R2	15	—
Class R3	116	—
Class R6	13,869	—
SIMPLE Class	29	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

46	MainStay MacKay Total Return Bond Fund

This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 46,576	$ 331,665	$ (320,397)	$ —	$ —	$ 57,844	$ 3	$ —	57,844

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$28,840	99.8%
Class R2	32,805	99.8
Class R3	30,433	8.9
Class R6	31,426	0.0
SIMPLE Class	24,829	99.8
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,438,914,341	$56,350,917	$(12,921,203)	$43,429,714
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$35,535,816
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,344 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.

47

Notes to Financial Statements (Unaudited) (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of U.S. government securities were $451,913 and $520,918, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $286,698 and $253,905 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,663,448	$ 18,874,787
Shares issued to shareholders in reinvestment of distributions	179,547	2,037,538
Shares redeemed	(1,677,939)	(18,876,724)
Net increase (decrease) in shares outstanding before conversion	165,056	2,035,601
Shares converted into Class A (See Note 1)	155,679	1,739,402
Net increase (decrease)	320,735	$ 3,775,003
Year ended October 31, 2020:
Shares sold	4,364,085	$ 48,920,444
Shares issued to shareholders in reinvestment of distributions	139,978	1,563,529
Shares redeemed	(1,641,401)	(18,280,554)
Net increase (decrease) in shares outstanding before conversion	2,862,662	32,203,419
Shares converted into Class A (See Note 1)	154,863	1,724,553
Shares converted from Class A (See Note 1)	(4,596)	(50,828)
Net increase (decrease)	3,012,929	$ 33,877,144

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	60,054	$ 682,670
Shares issued to shareholders in reinvestment of distributions	13,588	155,059
Shares redeemed	(58,769)	(668,091)
Net increase (decrease) in shares outstanding before conversion	14,873	169,638
Shares converted into Investor Class (See Note 1)	50,044	561,162
Shares converted from Investor Class (See Note 1)	(69,577)	(788,903)
Net increase (decrease)	(4,660)	$ (58,103)
Year ended October 31, 2020:
Shares sold	271,891	$ 3,040,611
Shares issued to shareholders in reinvestment of distributions	13,324	149,269
Shares redeemed	(124,522)	(1,378,361)
Net increase (decrease) in shares outstanding before conversion	160,693	1,811,519
Shares converted into Investor Class (See Note 1)	29,424	331,865
Shares converted from Investor Class (See Note 1)	(126,019)	(1,412,571)
Net increase (decrease)	64,098	$ 730,813

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	9,736	$ 109,960
Shares issued to shareholders in reinvestment of distributions	2,356	26,848
Shares redeemed	(44,538)	(502,325)
Net increase (decrease) in shares outstanding before conversion	(32,446)	(365,517)
Shares converted from Class B (See Note 1)	(15,915)	(182,022)
Net increase (decrease)	(48,361)	$ (547,539)
Year ended October 31, 2020:
Shares sold	33,861	$ 373,748
Shares issued to shareholders in reinvestment of distributions	2,604	28,947
Shares redeemed	(77,332)	(854,199)
Net increase (decrease) in shares outstanding before conversion	(40,867)	(451,504)
Shares converted from Class B (See Note 1)	(27,800)	(309,902)
Net increase (decrease)	(68,667)	$ (761,406)

48	MainStay MacKay Total Return Bond Fund

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	131,840	$ 1,506,724
Shares issued to shareholders in reinvestment of distributions	27,039	308,570
Shares redeemed	(595,324)	(6,671,442)
Net increase (decrease) in shares outstanding before conversion	(436,445)	(4,856,148)
Shares converted from Class C (See Note 1)	(115,057)	(1,274,588)
Net increase (decrease)	(551,502)	$ (6,130,736)
Year ended October 31, 2020:
Shares sold	1,156,557	$ 12,889,926
Shares issued to shareholders in reinvestment of distributions	18,554	207,818
Shares redeemed	(620,031)	(6,951,253)
Net increase (decrease) in shares outstanding before conversion	555,080	6,146,491
Shares converted from Class C (See Note 1)	(25,228)	(283,117)
Net increase (decrease)	529,852	$ 5,863,374

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	8,179,762	$ 92,784,456
Shares issued to shareholders in reinvestment of distributions	1,469,795	16,678,801
Shares redeemed	(6,234,495)	(70,846,847)
Net increase (decrease)	3,415,062	$ 38,616,410
Year ended October 31, 2020:
Shares sold	15,167,128	$ 168,259,219
Shares issued to shareholders in reinvestment of distributions	1,706,197	18,986,074
Shares redeemed	(50,277,250)	(548,717,800)
Net increase (decrease) in shares outstanding before conversion	(33,403,925)	(361,472,507)
Shares converted from Class I (See Note 1)	(2,981,884)	(34,261,845)
Net increase (decrease)	(36,385,809)	$(395,734,352)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	59	$ 667
Net increase (decrease)	59	$ 667
Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	64	$ 708
Net increase (decrease)	64	$ 708

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	71	$ 811
Net increase (decrease) in shares outstanding before conversion	71	811
Shares converted from Class R2 (See Note 1)	(4,762)	(55,051)
Net increase (decrease)	(4,691)	$ (54,240)
Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	173	$ 1,926
Net increase (decrease)	173	$ 1,926

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,635	$ 18,531
Shares issued to shareholders in reinvestment of distributions	306	3,472
Shares redeemed	(222)	(2,527)
Net increase (decrease)	1,719	$ 19,476
Year ended October 31, 2020:
Shares sold	8,735	$ 96,904
Shares issued to shareholders in reinvestment of distributions	268	2,994
Shares redeemed	(3,038)	(34,629)
Net increase (decrease)	5,965	$ 65,269

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,142,179	$ 58,265,984
Shares issued to shareholders in reinvestment of distributions	1,461,005	16,584,321
Shares redeemed	(11,813,838)	(133,915,680)
Net increase (decrease)	(5,210,654)	$ (59,065,375)
Year ended October 31, 2020:
Shares sold	49,412,201	$ 543,454,918
Shares issued to shareholders in reinvestment of distributions	1,294,237	14,452,494
Shares redeemed	(7,591,919)	(81,238,427)
Net increase (decrease) in shares outstanding before conversion	43,114,519	476,668,985
Shares converted into Class R6 (See Note 1)	2,981,884	34,261,845
Net increase (decrease)	46,096,403	$ 510,930,830

49

Notes to Financial Statements (Unaudited) (continued)
SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	44	$ 503
Net increase (decrease)	44	$ 503
Period ended October 31, 2020:(a)
Shares sold	2,171	$ 25,000
Shares issued to shareholders in reinvestment of distributions	6	73
Net increase (decrease)	2,177	$ 25,073

(a)	The inception date of the SIMPLE Class was August 31, 2020.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
50	MainStay MacKay Total Return Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

52	MainStay MacKay Total Return Bond Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

54	MainStay MacKay Total Return Bond Fund

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
55

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
56	MainStay MacKay Total Return Bond Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737263MS071-21	MSTRB10-06/21
(NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1% Initial Sales Charge	With sales charges	1/2/2004	-0.05%	3.73%	1.76%	2.29%	0.75%
		Excluding sales charges		0.95	4.77	2.38	2.60	0.75
Investor Class Shares[2,3]	Maximum 0.5% Initial Sales Charge	With sales charges	2/28/2008	0.39	3.54	1.51	2.09	1.22
		Excluding sales charges		0.89	4.58	2.13	2.40	1.22
Class I Shares	No Sales Charge		1/2/1991	1.06	5.14	2.67	2.93	0.48
SIMPLE Class Shares	No Sales Charge		8/31/2020	0.77	0.59	N/A	N/A	1.47

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to February 28, 2020, the maximum initial sales charge was 3.0%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 1.0%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1]	0.23%	1.02%	1.99%	1.53%
Morningstar U.S. Fund Short-Term Bond Category Average[2]	1.17	4.36	2.33	1.86

1.	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar denominated, fixed-rate Treasurys, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.
2.	The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,009.50	$4.09	$1,020.73	$4.11	0.82%
Investor Class Shares	$1,000.00	$1,008.90	$4.58	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$1,010.60	$1.99	$1,022.81	$2.01	0.40%
SIMPLE Class Shares	$1,000.00	$1,007.70	$5.82	$1,018.99	$5.86	1.17%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-0.75%, due 6/30/22–4/30/26
2.	FFCB, 0.68%-1.14%, due 1/13/27–8/20/29
3.	FHLB, 0.83%-1.50%, due 2/10/27–9/11/29
4.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.678%-1.81%, due 1/25/30–1/25/31
5.	American Honda Finance Corp., 0.55%-2.40%, due 6/27/24–7/12/24
6.	Citigroup, Inc., 0.981%-1.122%, due 5/1/25–1/28/27
7.	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF
8.	FHLMC, 0.625%-0.85%, due 12/17/25–12/30/27
9.	Goldman Sachs Group, Inc. (The), 3.625%, due 2/20/24
10.	Charles Schwab Corp. (The), 0.75%, due 3/18/24

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Short Term Bond Fund returned 1.06%, outperforming the 0.23% return of the Fund’s primary benchmark, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index. Over the same period, Class I shares underperformed the 1.17% return of the Morningstar U.S. Fund Short-Term Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index, the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the Treasury sector. Option-adjusted spreads2 (OAS) on the designated benchmark tightened 4 basis points during the same period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the best performing sector during the reporting period, led by the financials and industrials sectors. Overweight exposure to asset-backed securities was also accretive to performance, driven by both the floating-rate and fixed-rate subcomponents. Positioning in commercial mortgage-backed securities, particularly the non-agency subcomponent, added to relative performance during the reporting period as did overweight exposure to U.S. government agencies. Rates positioning in the intermediate part of the yield curve3 detracted from performance during the same period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest rate derivatives designed to keep the duration4 of the Fund in line with our target duration. The interest rate derivatives had a positive impact on performance during this portion of the reporting period.
What was the Fund’s duration strategy during the reporting period?
During the reporting period, the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index. Throughout the reporting period, the Fund was positioned with a shorter duration than the benchmark in the front end of the interest rate curve (1–2 years) and a longer duration than the designated benchmark in the intermediate part of the curve (3+ years). This curve positioning detracted from performance as interest rates moved higher and steeper during the reporting period. As of April 30, 2021, the effective duration of the Fund was 1.84 years compared to a duration of 1.93 years for the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index in the industrials and financials sectors, both of which were accretive to the Fund’s relative performance. Among industrials, holdings in the energy, consumer cyclical and capital goods subsectors were particularly strong led by bonds issued by Ford Motor Credit, Occidental Petroleum and Discovery Communications. Among financials, overweight exposure to REITs (real estate investment trusts) and banks had the most positive impact on the Fund’s relative performance, particularly holdings in Regency Centers, American Campus Communities, HSBC Holdings and BNP Paribas. Within securitized products, asset-backed securities was the best performing sector, particularly AAA-rated5 collateralized loan obligations. Conversely, the Fund’s relatively underweight exposure to the sovereign, supranational and foreign agency subsectors detracted slightly from performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest additions to the Fund during the reporting period included bonds issued by Charles Schwab, Verizon Communications, LSEGA Financing, American Honda Finance and Coca-Cola European Partners. These purchases were a result of participation in the new issue calendar. The Fund looked to diversify its holdings while improving its yield profile.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
9

The largest reductions during the reporting period included bonds issued by AstraZeneca, Daimler Finance North America, National Securities Clearing, Lloyds Banking Group, and Agilent Technologies. These holdings were reduced due to lower yield profiles than opportunities in the new issue market.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund held overweight exposure to the industrials and financials sectors within the corporate sector. In the first quarter of 2021, the corporate weighting in the Fund decreased as short duration corporate credit spreads declined. Companies continued to tender and extend maturities, leading to less attractive valuations, and thereby resulting in a modestly lower allocation to the sector.
During the latter half of the reporting period, we reduced the Fund’s weighting in the U.S. government callable agency sector. As the economy continued to heal from the pandemic and volatility fell sharply, option-adjusted spreads within U.S. government callable agencies tightened dramatically. The spread compression drove us to reduce the Fund’s weighting within the sector.
Within the securitized products sector, we introduced interest-only agency commercial mortgage-backed securities into the Fund in 2021, viewing it as offering some of the best risk-adjusted yield in the investment-grade fixed-income landscape in the 2.25% to 2.50% context for a 4.5-year duration security.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held its most significantly overweight exposure relative to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index in corporate bonds. Within the corporate sector, the Fund held overweight exposure in financials and industrials. The Fund also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 96.6%
Asset-Backed Securities 16.1%
Other Asset-Backed Securities 16.1%
522 Funding CLO Ltd.
Series 2021-7A, Class A
1.27% (3 Month LIBOR + 1.07%), due 4/23/34 (a)(b)	$ 500,000	$ 500,393
AIG CLO
Series 2021-1A, Class A
1.284% (3 Month LIBOR + 1.10%), due 4/22/34 (a)(b)	300,000	300,028
AIMCO CLO 10 Ltd.
Series 2019-10A, Class A
1.504% (3 Month LIBOR + 1.32%), due 7/22/32 (a)(b)	500,000	500,148
Apidos CLO XXX
Series XXXA, Class A2
1.79% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	500,000	496,053
Apidos CLO XXXII
Series 2019-32A, Class A1
1.508% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	500,584
Apidos CLO XXXV
Series 2021-35A, Class A
1.245% (3 Month LIBOR + 1.05%), due 4/20/34 (a)(b)	500,000	500,094
Aqua Finance Trust
Series 2020-AA, Class A
1.90%, due 7/17/46 (a)	596,830	603,548
ARES L CLO Ltd.
Series 2018-50A, Class B
1.884% (3 Month LIBOR + 1.70%), due 1/15/32 (a)(b)	500,000	500,156
ARES XLI CLO Ltd.
Series 2016-41A, Class AR2
1.668% (3 Month LIBOR + 1.07%), due 4/15/34 (a)(b)	500,000	500,096
ARES XXXIV CLO Ltd.
Series 2015-2A, Class AR2
1.44% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(b)	500,000	500,485
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.588% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	500,000	494,265
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Battalion CLO 17 Ltd.
Series 2021-17A, Class A1
1.45% (3 Month LIBOR + 1.26%), due 3/9/34 (a)(b)	$ 250,000	$ 250,294
Benefit Street Partners CLO XXIII Ltd.
Series 2021-23A, Class A1
2.297% (3 Month LIBOR + 1.08%), due 4/25/34 (a)(b)	400,000	400,158
Betony CLO 2 Ltd.
Series 2018-1A, Class A1
1.266% (3 Month LIBOR + 1.08%), due 4/30/31 (a)(b)	500,000	500,038
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	712,812	717,236
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A
1.446% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(b)	400,000	400,216
Galaxy XV CLO Ltd.
Series 2013-15A, Class AR
1.384% (3 Month LIBOR + 1.20%), due 10/15/30 (a)(b)	500,000	500,199
Laurel Road Prime Student Loan Trust
Series 2020-A, Class A2FX
1.40%, due 11/25/50 (a)	356,000	354,949
Magnetite XVIII Ltd.
Series 2016-18A, Class AR
1.274% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	250,000	250,000
MVW Owner Trust
Series 2017-1A, Class A
2.42%, due 12/20/34 (a)	51,981	53,112
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class A
1.17%, due 9/16/69	197,987	198,915
Series 2020-FA, Class A
1.22%, due 7/15/69	148,969	150,048
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
1.684% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(b)	500,000	500,024
Neuberger Berman Loan Advisers CLO 32 Ltd.
Series 2019-32A, Class BR
1.59% (3 Month LIBOR + 1.40%), due 1/20/32 (a)(b)	500,000	499,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Oaktree CLO Ltd.
Series 2015-1A, Class A2BR
1.538% (3 Month LIBOR + 1.35%), due 10/20/27 (a)(b)	$ 500,000	$ 500,077
OZLM VI Ltd.
Series 2014-6A, Class A1S
1.27% (3 Month LIBOR + 1.08%), due 4/17/31 (a)(b)	492,601	492,586
Palmer Square CLO Ltd. (a)(b)
Series 2015-2A, Class A1R2
1.288% (3 Month LIBOR + 1.10%), due 7/20/30	500,000	499,431
Series 2015-2A, Class A2R2
1.738% (3 Month LIBOR + 1.55%), due 7/20/30	500,000	500,077
Regatta VI Funding Ltd.
Series 2016-1A, Class BR
1.638% (3 Month LIBOR + 1.45%), due 7/20/28 (a)(b)	500,000	500,044
Romark CLO IV Ltd.
Series 2021-4A, Class A1
(zero coupon) (3 Month LIBOR + 1.17%), due 7/10/34 (a)(b)(c)	500,000	500,053
Silver Creek CLO Ltd.
Series 2014-1A, Class AR
1.428% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(b)	500,000	500,190
Sixth Street CLO XVII Ltd.
Series 2021-17A, Class A
1.433% (3 Month LIBOR + 1.24%), due 1/20/34 (a)(b)	300,000	300,527
SMB Private Education Loan Trust (a)
Series 2020-B, Class A1A
1.29%, due 7/15/53	361,458	362,722
Series 2020-PTB, Class A2A
1.60%, due 9/15/54	500,000	506,235
Taco Bell Funding LLC
Series 2018-1A, Class A2I
4.318%, due 11/25/48 (a)	415,438	416,439
Textainer Marine Containers VII Ltd.
Series 2021-1A, Class A
1.68%, due 2/20/46 (a)	315,721	309,893
Triton Container Finance VIII LLC
Series 2020-1A, Class A
2.11%, due 9/20/45 (a)	712,811	718,225
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	$ 350,000	$ 348,674
Voya CLO Ltd.
Series 2019-1A, Class BR
1.734% (3 Month LIBOR + 1.55%), due 4/15/31 (a)(b)	500,000	495,587
Total Asset-Backed Securities (Cost $17,092,485)		17,120,933
Corporate Bonds 50.4%
Aerospace & Defense 1.1%
Boeing Co. (The)
2.70%, due 5/1/22	1,175,000	1,200,727
Apparel 0.1%
Ralph Lauren Corp.
1.70%, due 6/15/22	150,000	152,455
Auto Manufacturers 5.0%
American Honda Finance Corp.
0.55%, due 7/12/24	700,000	699,007
2.40%, due 6/27/24	950,000	1,001,171
BMW US Capital LLC
3.45%, due 4/12/23 (a)	950,000	1,002,974
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	275,000	280,162
3.664%, due 9/8/24	600,000	624,690
General Motors Financial Co., Inc.
1.05%, due 3/8/24	750,000	751,581
Hyundai Capital America
1.30%, due 1/8/26 (a)	750,000	737,596
Volkswagen Group of America Finance LLC
1.25%, due 11/24/25 (a)	200,000	199,500
		5,296,681
Auto Parts & Equipment 0.5%
Aptiv Corp.
4.15%, due 3/15/24	525,000	572,107
Banks 13.5%
Banco Santander SA
2.746%, due 5/28/25	200,000	210,919
Bank of America Corp.
4.20%, due 8/26/24	700,000	771,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of Nova Scotia (The)
3.40%, due 2/11/24	$ 525,000	$ 565,240
BNP Paribas SA
4.25%, due 10/15/24	850,000	945,898
Citigroup, Inc. (d)
0.981%, due 5/1/25	500,000	501,484
1.122%, due 1/28/27	1,200,000	1,180,279
Credit Suisse AG
0.495%, due 2/2/24	850,000	843,309
Goldman Sachs Group, Inc. (The)
3.625%, due 2/20/24	1,275,000	1,375,371
HSBC Holdings plc
4.25%, due 8/18/25	1,075,000	1,191,975
JPMorgan Chase & Co.
3.875%, due 2/1/24	1,200,000	1,309,170
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	550,000	550,674
Mizuho Financial Group, Inc.
1.034% (3 Month LIBOR + 0.85%), due 9/13/23 (b)	1,075,000	1,083,074
Morgan Stanley
4.10%, due 5/22/23	850,000	909,483
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	450,000	448,188
Sumitomo Mitsui Financial Group, Inc.
2.696%, due 7/16/24	950,000	1,002,829
Truist Financial Corp.
1.267%, due 3/2/27 (d)	175,000	174,206
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	525,000	519,831
Wells Fargo & Co.
Series M
3.45%, due 2/13/23	700,000	738,207
		14,321,819
Beverages 0.8%
Coca-Cola European Partners plc
0.80%, due 5/3/24 (a)	850,000	849,812
	Principal Amount	Value

Chemicals 2.1%
Dow Chemical Co. (The)
3.625%, due 5/15/26	$ 500,000	$ 551,737
DuPont de Nemours, Inc.
2.169%, due 5/1/23	500,000	501,838
LYB International Finance III LLC
1.202% (3 Month LIBOR + 1.00%), due 10/1/23 (b)	350,000	350,797
Nutrien Ltd.
3.625%, due 3/15/24	750,000	806,758
		2,211,130
Diversified Financial Services 4.4%
AIG Global Funding
0.90%, due 9/22/25 (a)	175,000	172,681
Air Lease Corp.
3.875%, due 7/3/23	650,000	692,763
Aircastle Ltd.
2.85%, due 1/26/28 (a)	400,000	392,610
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	256,695
ARES Finance Co. LLC
4.00%, due 10/8/24 (a)	525,000	565,310
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	250,000	251,019
Charles Schwab Corp. (The)
0.75%, due 3/18/24	1,350,000	1,358,858
LSEGA Financing plc
0.65%, due 4/6/24 (a)	1,000,000	997,865
		4,687,801
Electric 1.7%
DTE Energy Co.
Series F
1.05%, due 6/1/25	200,000	199,258
Pacific Gas and Electric Co.
1.75%, due 6/16/22	425,000	425,373
Pinnacle West Capital Corp.
1.30%, due 6/15/25	350,000	351,753
Southern California Edison Co.
1.10%, due 4/1/24	625,000	630,344
Series 20C
1.20%, due 2/1/26	175,000	173,550
		1,780,278
Electronics 0.4%
Flex Ltd.
3.75%, due 2/1/26	350,000	380,247
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Gas 1.0%
CenterPoint Energy Resources Corp.
0.70%, due 3/2/23	$ 375,000	$ 375,227
Eastern Energy Gas Holdings LLC
3.55%, due 11/1/23	650,000	693,651
		1,068,878
Healthcare-Services 0.7%
Laboratory Corp. of America Holdings
3.25%, due 9/1/24	650,000	695,961
Housewares 0.2%
Newell Brands, Inc.
4.35%, due 4/1/23 (e)	205,000	216,072
Insurance 1.0%
Aon plc
3.50%, due 6/14/24	525,000	564,505
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	125,000	125,203
Metropolitan Life Global Funding I
3.60%, due 1/11/24 (a)	390,000	420,946
		1,110,654
Iron & Steel 0.1%
Steel Dynamics, Inc.
2.40%, due 6/15/25	125,000	130,771
Machinery-Diversified 1.7%
CNH Industrial NV
4.50%, due 8/15/23	935,000	1,013,067
Flowserve Corp.
3.50%, due 9/15/22	775,000	799,337
		1,812,404
Media 2.0%
Charter Communications Operating LLC
Series USD
4.50%, due 2/1/24	700,000	765,126
Discovery Communications LLC
3.80%, due 3/13/24	1,250,000	1,347,060
		2,112,186
Miscellaneous—Manufacturing 0.8%
Siemens Financieringsmaatschappij NV
0.65%, due 3/11/24 (a)	800,000	801,940
	Principal Amount	Value

Oil & Gas 0.7%
BP Capital Markets America, Inc.
3.216%, due 11/28/23	$ 730,000	$ 778,556
Oil & Gas Services 0.8%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	750,000	808,379
Packaging & Containers 0.4%
Berry Global, Inc.
0.95%, due 2/15/24 (a)	400,000	398,984
Pharmaceuticals 3.1%
AbbVie, Inc.
3.80%, due 3/15/25	180,000	197,171
AmerisourceBergen Corp.
0.737%, due 3/15/23	700,000	701,910
Bayer US Finance II LLC
3.875%, due 12/15/23 (a)	930,000	999,919
CVS Health Corp.
3.375%, due 8/12/24	920,000	991,629
Viatris, Inc.
1.125%, due 6/22/22 (a)	350,000	352,255
		3,242,884
Pipelines 2.0%
Energy Transfer Partners LP
5.875%, due 3/1/22	750,000	772,462
Kinder Morgan Energy Partners LP
4.15%, due 2/1/24	750,000	810,821
Plains All American Pipeline LP
3.85%, due 10/15/23	525,000	555,622
		2,138,905
Real Estate Investment Trusts 3.1%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	775,000	836,045
National Retail Properties, Inc.
3.90%, due 6/15/24	950,000	1,029,777
Regency Centers LP
3.90%, due 11/1/25	700,000	768,705
VEREIT Operating Partnership LP
4.60%, due 2/6/24	600,000	656,610
		3,291,137
Retail 0.7%
7-Eleven, Inc.
0.80%, due 2/10/24 (a)	700,000	699,003

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 2.5%
AT&T, Inc.
1.70%, due 3/25/26	$ 525,000	$ 527,453
NTT Finance Corp.
0.373%, due 3/3/23 (a)	750,000	750,573
T-Mobile US, Inc.
2.05%, due 2/15/28 (a)	150,000	148,890
Verizon Communications, Inc.
0.75%, due 3/22/24	1,250,000	1,254,821
		2,681,737
Total Corporate Bonds (Cost $52,680,343)		53,441,508
Foreign Government Bonds 0.5%
Norway 0.1%
Equinor ASA
1.75%, due 1/22/26	125,000	128,718
Supranational 0.4%
International Bank for Reconstruction & Development
0.85%, due 2/10/27	375,000	366,673
Total Foreign Government Bonds (Cost $499,578)		495,391
Mortgage-Backed Securities 6.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.3%
BBCMS Trust
Series 2013-TYSN, Class A2
3.756%, due 9/5/32 (a)	510,666	511,414
BWAY Mortgage Trust
Series 2013-1515, Class A2
3.454%, due 3/10/33 (a)	225,000	241,302
BX Commercial Mortgage Trust (a)(b)
Series 2019-IMC, Class A
1.115% (1 Month LIBOR + 1.00%), due 4/15/34	500,000	498,595
Series 2019-IMC, Class B
1.415% (1 Month LIBOR + 1.30%), due 4/15/34	175,000	174,123
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class A
1.185% (1 Month LIBOR + 1.07%), due 12/15/37 (a)(b)	500,000	500,620
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FHLMC, Multifamily Structured Pass-Through Certificates (f)
REMIC, Series K125, Class X1
0.678%, due 1/25/31	$ 1,534	$ 76
REMIC, Series K123, Class X1
0.866%, due 12/25/30	11,997,447	763,453
REMIC, Series K122, Class X1
0.974%, due 11/25/30	4,098,955	294,276
REMIC, Series K120, Class X1
1.134%, due 10/25/30	9,244,071	768,426
REMIC, Series K112, Class X1
1.536%, due 5/25/30	3,628,342	409,143
REMIC, Series K107, Class X1
1.708%, due 1/25/30	6,295,101	762,123
REMIC, Series K108, Class X1
1.81%, due 3/25/30	5,799,813	758,019
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A
2.954%, due 11/5/34 (a)	200,000	203,562
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	500,000	522,337
WFLD Mortgage Trust
Series 2014-MONT, Class A
3.88%, due 8/10/31 (a)(f)	300,000	315,161
		6,722,630
Whole Loan (Collateralized Mortgage Obligation) 0.1%
Sequoia Mortgage Trust
Series 2017-7, Class A4
3.50%, due 10/25/47 (a)(g)	54,584	54,619
Total Mortgage-Backed Securities (Cost $6,774,569)		6,777,249
U.S. Government & Federal Agencies 23.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.8%
FFCB
0.68%, due 1/13/27	780,000	764,473
0.75%, due 4/5/27	225,000	220,570
0.84%, due 2/2/28	500,000	485,860
0.95%, due 7/21/28	775,000	750,734
1.04%, due 5/27/27	900,000	890,924
1.05%, due 6/22/28	450,000	439,075
1.14%, due 8/20/29	1,500,000	1,448,752
FHLB
0.83%, due 2/10/27	1,000,000	984,492
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLB (continued)
0.90%, due 2/26/27	$ 1,000,000	$ 987,433
1.00%, due 7/28/28	1,000,000	972,067
1.50%, due 9/11/29	1,000,000	978,825
FHLMC
0.625%, due 12/17/25	1,300,000	1,294,644
0.85%, due 12/30/27	175,000	169,409
		10,387,258
United States Treasury Notes 13.4%
U.S. Treasury Notes
0.125%, due 6/30/22	2,000,000	2,001,094
0.125%, due 4/30/23	11,200,000	11,192,125
0.75%, due 3/31/26	550,000	547,852
0.75%, due 4/30/26	500,000	497,656
		14,238,727
Total U.S. Government & Federal Agencies (Cost $24,839,769)		24,625,985
Total Long-Term Bonds (Cost $101,886,744)		102,461,066

	Shares
Exchange-Traded Fund 1.5%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	28,094	1,539,832
Total Exchange-Traded Fund (Cost $1,541,799)		1,539,832
	Shares	Value
Short-Term Investment 2.4%
Unaffiliated Investment Company 2.4%
JPMorgan U.S. Government Money Market Fund-IM Shares, 0.00% (g)	2,553,782	$ 2,553,782
Total Short-Term Investment (Cost $2,553,782)		2,553,782
Total Investments (Cost $105,982,325)	100.5%	106,554,680
Other Assets, Less Liabilities	(0.5)	(488,875)
Net Assets	100.0%	$ 106,065,805

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(e)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2021.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.

Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	148	June 2021	$ 32,693,765	$ 32,672,156	$ (21,609)
U.S. Treasury Long Bonds	1	June 2021	158,846	157,250	(1,596)
Total Long Contracts					(23,205)
Short Contracts
U.S. Treasury 5 Year Notes	(140)	June 2021	(17,458,530)	(17,351,250)	107,280
U.S. Treasury 10 Year Notes	(62)	June 2021	(8,268,729)	(8,185,937)	82,792
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Short Term Bond Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Ultra Bonds	(10)	June 2021	$ (1,476,386)	$ (1,455,469)	$ 20,917
Total Short Contracts					210,989
Net Unrealized Appreciation					$ 187,784

1.	As of April 30, 2021, cash in the amount of $204,082 was on deposit with a broker or futures commission merchant for futures transactions.
2.	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

Abbreviation(s):
CLO—Collateralized Loan Obligation
CNH—Chinese Offshore Yuan
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 17,120,933	$ —	$ 17,120,933
Corporate Bonds	—	53,441,508	—	53,441,508
Foreign Government Bonds	—	495,391	—	495,391
Mortgage-Backed Securities	—	6,777,249	—	6,777,249
U.S. Government & Federal Agencies	—	24,625,985	—	24,625,985
Total Long-Term Bonds	—	102,461,066	—	102,461,066
Exchange-Traded Fund	1,539,832	—	—	1,539,832
Short-Term Investment
Unaffiliated Investment Company	—	2,553,782	—	2,553,782
Total Investments in Securities	1,539,832	105,014,848	—	106,554,680
Other Financial Instruments
Futures Contracts (b)	210,989	—	—	210,989
Total Investments in Securities and Other Financial Instruments	$ 1,750,821	$ 105,014,848	$ —	$ 106,765,669
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (23,205)	$ —	$ —	$ (23,205)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $105,982,325)	$106,554,680
Cash collateral on deposit at broker for futures contracts	204,082
Cash	3,014,744
Receivables:
Investment securities sold	1,106,894
Interest	427,241
Fund shares sold	345,521
Other assets	47,784
Total assets	111,700,946
Liabilities
Payables:
Investment securities purchased	4,894,707
Fund shares redeemed	610,200
Professional fees	45,442
Manager (See Note 3)	16,615
Transfer agent (See Note 3)	16,085
Shareholder communication	13,328
Variation margin on futures contracts	12,224
NYLIFE Distributors (See Note 3)	12,106
Custodian	11,632
Accrued expenses	1,872
Distributions payable	930
Total liabilities	5,635,141
Net assets	$106,065,805
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 10,761
Additional paid-in-capital	104,938,084
104,948,845
Total distributable earnings (loss)	1,116,960
Net assets	$106,065,805
Class A
Net assets applicable to outstanding shares	$57,561,207
Shares of beneficial interest outstanding	5,844,170
Net asset value per share outstanding	$ 9.85
Maximum sales charge (1.00% of offering price)	0.10
Maximum offering price per share outstanding	$ 9.95
Investor Class
Net assets applicable to outstanding shares	$ 3,536,705
Shares of beneficial interest outstanding	356,558
Net asset value per share outstanding	$ 9.92
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.97
Class I
Net assets applicable to outstanding shares	$44,942,750
Shares of beneficial interest outstanding	4,557,402
Net asset value and offering price per share outstanding	$ 9.86
SIMPLE Class
Net assets applicable to outstanding shares	$ 25,143
Shares of beneficial interest outstanding	2,535
Net asset value and offering price per share outstanding	$ 9.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Short Term Bond Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 612,993
Dividends	16,038
Other	57
Total income	629,088
Expenses
Manager (See Note 3)	108,088
Distribution/Service—Class A (See Note 3)	62,218
Distribution/Service—Investor Class (See Note 3)	4,157
Distribution/Service—SIMPLE Class (See Note 3)	62
Transfer agent (See Note 3)	43,835
Registration	39,999
Professional fees	36,059
Custodian	14,811
Shareholder communication	9,446
Trustees	833
Miscellaneous	6,006
Total expenses before waiver/reimbursement	325,514
Expense waiver/reimbursement from Manager (See Note 3)	(39,268)
Net expenses	286,246
Net investment income (loss)	342,842
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	123,527
Futures transactions	322,914
Net realized gain (loss)	446,441
Net change in unrealized appreciation (depreciation) on:
Investments	(176,904)
Futures contracts	132,350
Net change in unrealized appreciation (depreciation)	(44,554)
Net realized and unrealized gain (loss)	401,887
Net increase (decrease) in net assets resulting from operations	$ 744,729
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 342,842	$ 1,978,995
Net realized gain (loss)	446,441	12,270,458
Net change in unrealized appreciation (depreciation)	(44,554)	(12,608,886)
Net increase (decrease) in net assets resulting from operations	744,729	1,640,567
Distributions to shareholders:
Class A	(4,313,325)	(985,038)
Investor Class	(298,569)	(114,145)
Class I	(2,666,047)	(3,110,582)
SIMPLE Class	(2,207)	(26)
Total distributions to shareholders	(7,280,148)	(4,209,791)
Capital share transactions:
Net proceeds from sales of shares	67,485,307	101,741,689
Net asset value of shares issued to shareholder in reinvestment of distributions	7,203,451	4,173,588
Cost of shares redeemed	(42,270,749)	(340,777,292)
Increase (decrease) in net assets derived from capital share transactions	32,418,009	(234,862,015)
Net increase (decrease) in net assets	25,882,590	(237,431,239)
Net Assets
Beginning of period	80,183,215	317,614,454
End of period	$106,065,805	$ 80,183,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.72	$ 10.91	$ 10.09	$ 10.66	$ 11.01	$ 10.99
Net investment income (loss)	0.04	0.15	0.27	0.24	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.06	0.05	0.82	(0.54)	(0.22)	0.14
Total from investment operations	0.10	0.20	1.09	(0.30)	0.01	0.37
Less distributions:
From net investment income	(0.05)	(0.17)	(0.27)	(0.24)	(0.23)	(0.24)
From net realized gain on investments	(0.92)	(0.22)	—	(0.03)	(0.13)	(0.11)
Total distributions	(0.97)	(0.39)	(0.27)	(0.27)	(0.36)	(0.35)
Net asset value at end of period	$ 9.85	$ 10.72	$ 10.91	$ 10.09	$ 10.66	$ 11.01
Total investment return (a)	0.95%	2.00%	10.77%	(2.82)%	0.23%	3.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%††	1.32%	2.50%	2.26%	2.13%	2.09% (b)
Net expenses (c)	0.82%††	0.72%	0.60%	0.63%	0.71%	0.67% (d)
Expenses (before waiver/reimbursement) (c)	0.83%††	0.75%	0.60%	0.63%	0.71%	0.67%
Portfolio turnover rate	133%	299% (e)	75% (e)	103% (e)	89% (e)	89% (e)
Net assets at end of period (in 000’s)	$ 57,561	$ 43,452	$ 23,771	$ 17,506	$ 22,258	$ 36,822

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72%, 82% and 76% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.79	$ 10.97	$ 10.15	$ 10.71	$ 11.06	$ 11.04
Net investment income (loss)	0.03	0.13	0.23	0.21	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.06	0.06	0.82	(0.53)	(0.23)	0.14
Total from investment operations	0.09	0.19	1.05	(0.32)	(0.01)	0.35
Less distributions:
From net investment income	(0.04)	(0.15)	(0.23)	(0.21)	(0.21)	(0.22)
From net realized gain on investments	(0.92)	(0.22)	—	(0.03)	(0.13)	(0.11)
Total distributions	(0.96)	(0.37)	(0.23)	(0.24)	(0.34)	(0.33)
Net asset value at end of period	$ 9.92	$ 10.79	$ 10.97	$ 10.15	$ 10.71	$ 11.06
Total investment return (a)	0.89%	1.76%	10.46%	(2.99)%	(0.01)%	3.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%††	1.18%	2.18%	1.98%	1.92%	1.92% (b)
Net expenses (c)	0.92%††	0.92%	0.92%	0.92%	0.92%	0.84% (d)
Expenses (before waiver/reimbursement) (c)	1.29%††	1.22%	1.12%	1.13%	0.98%	0.98%
Portfolio turnover rate	133%	299% (e)	75% (e)	103% (e)	89% (e)	89% (e)
Net assets at end of period (in 000’s)	$ 3,537	$ 3,376	$ 3,433	$ 2,850	$ 3,094	$ 5,381

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72%, 82% and 76% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.74	$ 10.92	$ 10.10	$ 10.67	$ 11.02	$ 11.00
Net investment income (loss)	0.04	0.25	0.29	0.25	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.07	(0.01)	0.82	(0.52)	(0.23)	0.14
Total from investment operations	0.11	0.24	1.11	(0.27)	0.05	0.41
Less distributions:
From net investment income	(0.07)	(0.20)	(0.29)	(0.27)	(0.27)	(0.28)
From net realized gain on investments	(0.92)	(0.22)	—	(0.03)	(0.13)	(0.11)
Total distributions	(0.99)	(0.42)	(0.29)	(0.30)	(0.40)	(0.39)
Net asset value at end of period	$ 9.86	$ 10.74	$ 10.92	$ 10.10	$ 10.67	$ 11.02
Total investment return (a)	1.06%	2.29%	11.14%	(2.57)%	0.53%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%††	1.78%	2.77%	2.58%	2.44%	2.43% (b)
Net expenses (c)	0.40%††	0.40%	0.35%	0.37%	0.40%	0.32% (d)
Expenses (before waiver/reimbursement) (c)	0.58%††	0.48%	0.35%	0.37%	0.46%	0.50%
Portfolio turnover rate	133%	299% (e)	75% (e)	103% (e)	89% (e)	89% (e)
Net assets at end of period (in 000’s)	$ 44,943	$ 33,330	$ 290,411	$ 285,216	$ 109,750	$ 195,784

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72%, 82% and 76% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 10.79	$ 10.82**
Net investment income (loss)	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.06	(0.03)
Total from investment operations	0.08	(0.02)
Less distributions:
From net investment income	(0.03)	(0.01)
From net realized gain on investments	(0.92)	—
Total distributions	(0.95)	(0.01)
Net asset value at end of period	$ 9.92	$ 10.79
Total investment return (a)	0.77%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.45%	0.38%
Net expenses†† (b)	1.17%	1.17%
Expenses (before waiver/reimbursement)†† (b)	1.53%	1.55%
Portfolio turnover rate	133%	299% (c)
Net assets at end of period (in 000’s)	$ 25	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 298% for the year ended October 31, 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Short Term Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
Class R6	N/A*
SIMPLE Class	August 31, 2020

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

25

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application

26	MainStay Short Term Bond Fund

and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying
27

Notes to Financial Statements (Unaudited) (continued)
securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including

28	MainStay Short Term Bond Fund

accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect
29

Notes to Financial Statements (Unaudited) (continued)
upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$210,989	$210,989
Total Fair Value	$210,989	$210,989

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(23,205)	$(23,205)
Total Fair Value	$(23,205)	$(23,205)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$322,914	$322,914
Total Net Realized Gain (Loss)	$322,914	$322,914

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$132,350	$132,350
Total Net Change in Unrealized Appreciation (Depreciation)	$132,350	$132,350

Average Notional Amount	Total
Futures Contracts Long	$ 24,611,276
Futures Contracts Short	$(20,491,461)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement
("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $108,088 and waived fees and/or reimbursed expenses in the amount of $39,268 and paid the Subadvisor fees in the amount of $34,410.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or

30	MainStay Short Term Bond Fund

procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $749 and $3, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2021, of $9,649.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$20,825	$—
Investor Class	8,964	—
Class I	13,979	—
SIMPLE Class	67	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,143	100.0%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$105,989,300	$890,040	$(324,660)	$565,380
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$3,620,275
Long-Term Capital Gains	589,516
Total	$4,209,791
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
31

Notes to Financial Statements (Unaudited) (continued)
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,637 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of U.S. government securities were $81,390 and $92,914, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $58,676 and $21,181 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,208,491	$ 32,217,160
Shares issued to shareholders in reinvestment of distributions	434,795	4,289,632
Shares redeemed	(1,878,913)	(18,783,548)
Net increase (decrease) in shares outstanding before conversion	1,764,373	17,723,244
Shares converted into Class A (See Note 1)	28,377	280,862
Shares converted from Class A (See Note 1)	(356)	(3,504)
Net increase (decrease)	1,792,394	$ 18,000,602
Year ended October 31, 2020:
Shares sold	3,064,011	$ 32,464,295
Shares issued to shareholders in reinvestment of distributions	91,320	969,261
Shares redeemed	(1,337,274)	(14,165,355)
Net increase (decrease) in shares outstanding before conversion	1,818,057	19,268,201
Shares converted into Class A (See Note 1)	58,281	618,638
Shares converted from Class A (See Note 1)	(4,184)	(43,689)
Net increase (decrease)	1,872,154	$ 19,843,150

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	70,433	$ 706,136
Shares issued to shareholders in reinvestment of distributions	29,483	292,925
Shares redeemed	(28,312)	(290,747)
Net increase (decrease) in shares outstanding before conversion	71,604	708,314
Shares converted into Investor Class (See Note 1)	353	3,504
Shares converted from Investor Class (See Note 1)	(28,180)	(280,862)
Net increase (decrease)	43,777	$ 430,956
Year ended October 31, 2020:
Shares sold	132,232	$ 1,390,248
Shares issued to shareholders in reinvestment of distributions	10,491	112,091
Shares redeemed	(89,128)	(950,967)
Net increase (decrease) in shares outstanding before conversion	53,595	551,372
Shares converted into Investor Class (See Note 1)	4,156	43,689
Shares converted from Investor Class (See Note 1)	(57,916)	(618,638)
Net increase (decrease)	(165)	$ (23,577)

32	MainStay Short Term Bond Fund

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,477,207	$ 34,562,011
Shares issued to shareholders in reinvestment of distributions	265,082	2,618,687
Shares redeemed	(2,288,772)	(23,196,454)
Net increase (decrease)	1,453,517	$ 13,984,244
Year ended October 31, 2020:
Shares sold	6,369,691	$ 67,862,146
Shares issued to shareholders in reinvestment of distributions	291,166	3,092,210
Shares redeemed	(30,159,210)	(325,660,970)
Net increase (decrease)	(23,498,353)	$(254,706,614)

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	222	$ 2,207
Net increase (decrease)	222	$ 2,207
Period ended October 31, 2020:(a)
Shares sold	2,311	$ 25,000
Shares issued to shareholders in reinvestment of distributions	2	26
Net increase (decrease)	2,313	$ 25,026

(a)	The inception date of the SIMPLE Class was August 31, 2020.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each

34	MainStay Short Term Bond Fund

Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL
Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

36	MainStay Short Term Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay Short Term Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay Short Term Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737120MS071-21	MSSTB10-06/21
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,000.10	$0.30	$1,024.50	$0.30	0.06%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of April 30, 2021 (Unaudited)
U.S. Treasury Debt	95.0%
U.S. Government Agency Debt	5.0%
Other Assets, Less Liabilities	-0.0‡
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Short-Term Investments 100.0%
U.S. Government Agency Debt 5.0%
Federal Home Loan Bank
0.005%, due 5/21/21	$ 64,724,000	$ 64,723,820
Total U.S. Government Agency Debt (Cost $64,723,820)		64,723,820
U.S. Treasury Debt 95.0%
U.S. Treasury Bills (a)
0.004%, due 6/1/21	19,657,000	19,656,932
0.004%, due 6/10/21	8,462,000	8,461,967
0.005%, due 5/6/21	26,894,000	26,893,982
0.005%, due 6/22/21	85,623,000	85,622,382
0.008%, due 5/20/21	251,049,000	251,047,923
0.01%, due 6/8/21	186,348,000	186,346,033
0.012%, due 5/18/21	384,776,000	384,773,856
0.015%, due 6/15/21	15,927,000	15,926,701
0.021%, due 5/27/21	242,964,000	242,960,301
Total U.S. Treasury Debt (Cost $1,221,690,077)		1,221,690,077
Total Short-Term Investments (Cost $1,286,413,897)	100.0%	1,286,413,897
Other Assets, Less Liabilities	(0.0)‡	(27,470)
Net Assets	100.0%	$ 1,286,386,427

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Government Agency Debt	$ —	$ 64,723,820	$ —	$ 64,723,820
U.S. Treasury Debt	—	1,221,690,077	—	1,221,690,077
Total Investments in Securities	$ —	$ 1,286,413,897	$ —	$ 1,286,413,897

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (amortized cost $1,286,413,897)	$1,286,413,897
Cash	11,055
Other assets	137,792
Total assets	1,286,562,744
Liabilities
Payables:
Manager (See Note 3)	125,879
Professional fees	30,136
Shareholder communication	14,612
Custodian	2,651
Accrued expenses	3,039
Total liabilities	176,317
Net assets	$1,286,386,427
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,286,231
Additional paid-in-capital	1,284,944,579
1,286,230,810
Total distributable earnings (loss)	155,617
Net assets	$1,286,386,427
Class I
Net assets applicable to outstanding shares	$1,286,386,427
Shares of beneficial interest outstanding	1,286,230,810
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 336,122
Other	3,832
Total income	339,954
Expenses
Manager (See Note 3)	618,097
Professional fees	45,207
Custodian	10,315
Trustees	7,374
Insurance	4,588
Shareholder communication	2,815
Miscellaneous	4,670
Total expenses before waiver/reimbursement	693,066
Expense waiver/reimbursement from Manager (See Note 3)	(406,760)
Net expenses	286,306
Net investment income (loss)	53,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	7,197
Net increase (decrease) in net assets resulting from operations	$ 60,845
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 53,648	$ 5,364,991
Net realized gain (loss)	7,197	100,500
Net increase (decrease) in net assets resulting from operations	60,845	5,465,491
Distributions to shareholders
Distributions to shareholders	(53,609)	(5,366,919)
Capital share transactions:
Net proceeds from sales of shares	7,907,019,831	12,595,285,893
Net asset value of shares issued to shareholder in reinvestment of distributions	49,193	5,366,919
Cost of shares redeemed	(7,259,790,534)	(12,876,127,593)
Increase (decrease) in net assets derived from capital share transactions	647,278,490	(275,474,781)
Net increase (decrease) in net assets	647,285,726	(275,376,209)
Net Assets
Beginning of period	639,100,701	914,476,910
End of period	$ 1,286,386,427	$ 639,100,701
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		July 2, 2018^ through October 31, 2018
Class I		2020	2019
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.00‡	0.01	0.02	0.01
Total from investment operations	0.00‡	0.01	0.02	0.01
Less distributions:
From net investment income	(0.00)‡	(0.01)	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	0.01%	0.55%	2.14%	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.62%	2.11%	1.82%††
Net expenses	0.06%††	0.13%	0.15%	0.15%††
Expenses (before waiver/reimbursement)	0.13%††	0.13%	0.15%	0.16%††
Net assets at end of period (in 000’s)	$ 1,286,386	$ 639,101	$ 914,477	$ 868,444

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability

11

Notes to Financial Statements (Unaudited) (continued)
based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2021, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

12	MainStay U.S. Government Liquidity Fund

(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of average daily net assets. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $618,097 and waived fees and/or reimbursed expenses in the amount of $406,760 and paid the Subadvisor fees in the amount of $309,049.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with
13

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, the Fund did not record any transfer agent expenses.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$5,366,919
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,254 for the period November 1, 2020 through November 22, 2020.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class I (at $1 per share)	Shares
Six-month period ended April 30, 2021:
Shares sold	7,907,019,831
Shares issued to shareholders in reinvestment of distributions	49,193
Shares redeemed	(7,259,790,534)
Net increase (decrease)	647,278,490
Year ended October 31, 2020 :
Shares sold	12,595,285,893
Shares issued to shareholders in reinvestment of distributions	5,366,919
Shares redeemed	(12,876,127,593)
Net increase (decrease)	(275,474,781)
Note 7–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 8–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible

14	MainStay U.S. Government Liquidity Fund

adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay U.S. Government Liquidity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

16	MainStay U.S. Government Liquidity Fund

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by New York Life Investments showing the investment performance of the Fund as compared to peer funds.
17

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable. The Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits, as well as additional revenue that may be generated as a result of other funds in the MainStay Group of Funds choosing to invest uninvested cash in the Fund rather than investment options outside of the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers, including New York Life Investments’ previous statement that some similar funds managed by other investment advisers are not charged a management fee. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more

18	MainStay U.S. Government Liquidity Fund

extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments had provided support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
19

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
20	MainStay U.S. Government Liquidity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.	MSUGL10a-06/21

MainStay WMC Growth Fund
(formerly known as MainStay MacKay Growth Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date[1]	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/7/2006	18.25%	41.77%	17.89%	11.90%	1.04%
		Excluding sales charges		25.13	50.02	19.23	12.53	1.04
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	1/18/2013	18.71	41.37	17.58	13.38	1.41
		Excluding sales charges		24.96	49.60	18.92	14.16	1.41
Class B Shares[4]	Maximum 5% CDSC	With sales charges	1/18/2013	19.51	43.48	17.83	13.31	2.15
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		24.51	48.48	18.04	13.31	2.15
Class C Shares	Maximum 1% CDSC	With sales charges	1/18/2013	23.49	47.51	18.03	13.30	2.15
	if Redeemed Within One Year of Purchase	Excluding sales charges		24.49	48.51	18.03	13.30	2.15
Class I Shares	No Sales Charge		11/2/2009	25.32	50.44	19.54	12.82	0.79
Class R2 Shares	No Sales Charge		1/18/2013	25.06	49.86	19.12	14.29	1.14
Class R6 Shares	No Sales Charge		4/26/2021	-1.18	N/A	N/A	N/A	0.72

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	24.31%	51.41%	22.88%	17.02%
Morningstar Large Growth Category Average[2]	25.34	51.64	20.63	14.64

1.	The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,251.30	$ 5.75	$1,019.69	$ 5.16	1.03%
Investor Class Shares	$1,000.00	$1,249.60	$ 7.42	$1,018.20	$ 6.66	1.33%
Class B Shares	$1,000.00	$1,245.10	$11.58	$1,014.48	$10.39	2.08%
Class C Shares	$1,000.00	$1,244.90	$11.58	$1,014.48	$10.39	2.08%
Class I Shares	$1,000.00	$1,253.20	$ 4.30	$1,020.98	$ 3.86	0.77%
Class R2 Shares	$1,000.00	$1,250.60	$ 6.31	$1,019.19	$ 5.66	1.13%
Class R6 Shares [3,4]	$1,000.00	$ 988.20	$ 0.10	$1,000.59	$ 0.10	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period) and 5 days for Class R6 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through 4/30/21. Had these shares been offered for the full six-month period ended 4/30/21, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.16 for Class R6 shares and the ending account value would have been $1,021.22 for Class R6 shares.
4.	The inception date was April 26, 2021.
7

Industry Composition as of April 30, 2021 (Unaudited)
Software	19.5%
IT Services	15.5
Interactive Media & Services	10.9
Internet & Direct Marketing Retail	8.2
Technology Hardware, Storage & Peripherals	7.2
Semiconductors & Semiconductor Equipment	5.1
Hotels, Restaurants & Leisure	3.6
Health Care Equipment & Supplies	3.3
Beverages	3.0
Professional Services	2.8
Capital Markets	2.6
Specialty Retail	2.4
Life Sciences Tools & Services	1.8
Health Care Providers & Services	1.7
Insurance	1.5
Consumer Finance	1.5%
Road & Rail	1.4
Aerospace & Defense	1.3
Commercial Services & Supplies	1.2
Electronic Equipment, Instruments & Components	1.2
Textiles, Apparel & Luxury Goods	1.1
Biotechnology	1.0
Entertainment	0.8
Equity Real Estate Investment Trusts	0.4
Machinery	0.2
Short–Term Investments	1.7
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Amazon.com, Inc.
3.	Apple, Inc.
4.	Alphabet, Inc., Class C
5.	Facebook, Inc., Class A
6.	Mastercard, Inc., Class A
7.	PayPal Holdings, Inc.
8.	Adobe, Inc.
9.	salesforce.com, Inc.
10.	Square, Inc., Class A

8	MainStay WMC Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio manager Andrew J. Shilling of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay WMC Growth Fund returned 25.32%, outperforming the 24.31% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares underperformed the 25.34% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name; (iii) modifying the Fund’s principal investment strategies and investment process; and (iv) establishing a new expense cap for Class I shares of the Fund. These changes were effective on March 5, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistently with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time that MacKay Shields managed the Fund, sector allocation and stock selection within sectors were positive, helping the Fund outperform the Russell 1000® Growth Index. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was rewarded over this portion of the reporting period, primarily driven by valuation measures.
Wellington
During the time Wellington managed the Fund, the Fund underperformed the Russell 1000® Growth Index primarily due to adverse security selection in the consumer discretionary and information technology sectors. Security selection in the consumer staples and health care sectors slightly offset weak relative performance. Sector allocation, a result of our bottom-up stock selection process, was muted. Underweight exposure to the real estate sector weighed on relative results but was offset by the Fund’s underweight exposure to the health care sector, which bolstered returns.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
MacKay Shields
The strongest positive contributions to the Fund’s performance during the time MacKay Shields managed the Fund relative to the Russell 1000® Growth Index came from the consumer discretionary, industrials and financials sectors. (Contributions take weightings and total returns into account.) Over the same period, the energy and materials sectors were the weakest contributors to relative performance.
Wellington
The health care, consumer staples and industrials sectors provided the strongest positive contributions to relative performance during the time Wellington managed the Fund. Over the same period, the consumer discretionary, information technology and real estate sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included hardware storage and peripherals company Apple, automobile manufacturer Tesla and systems software company Microsoft. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were application software developer Zoom Video Communications, biotechnology company Regeneron Pharmaceuticals and research and consulting services provider Booz Allen Hamilton.
Wellington
At the issuer level, the most significant detractors from the Fund’s absolute performance during the time Wellington managed the Fund were social media company Twitter and fintech lending platform for digital commerce Affirm Holdings. The share price of Twitter ended lower after surging earlier in 2021. Despite market headwinds for growth companies, management maintains a favorable outlook and expects to significantly increase its user base each of the next three years. The share price of Affirm Holdings was pressured by a broad sell-off in high-priced tech

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

stocks. Both positions were still held by the Fund as of the end of the reporting period.
The leading contributors to the Fund’s absolute performance during the same period were Amazon and Microsoft. The share price of Amazon increased after the company reported first quarter earnings that exceeded analysts’ expectations. Revenue and profit increases were led by Amazon Web Services (AWS), which represented nearly half of the company’s operating profits. AWS cloud services revenue benefited from work-from-home trends as businesses were driven to increase their pace of digitalization. The share price of Microsoft rose on the company’s strong earnings results, highlighted by growth in its Azure and Office areas, and reacceleration in Windows, LinkedIn and Dynamics. Operating margins were strong in all three reporting segments, and free cash flow grew significantly year over year. Both positions were still held by the Fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in semiconductor equipment maker Lam Research, while its largest increased position was in Tesla. During the same period, the Fund sold its full position in aerospace and defense contractor Lockheed Martin, while its most significantly reduced position size was in online travel and restaurant reservations service provider Booking Holdings.
Wellington
During the time Wellington managed the Fund, notable additions to the Fund included cloud-based tax compliance software vendor Avalara and cloud computing-based data warehousing company Snowflake. Avalara software is used by businesses to calculate, file and pay taxes related to transactions. In light of the broad-based weakness in many software stocks, the Fund initiated a position. We believe the company’s leadership in this niche is protected by the extensive library of tax content they have assembled over decades, as well as their deep relationships and integration with third party vendors. In our view, there is a long and underappreciated growth runway for the company to expand into a large addressable market. Snowflake’s software platform uses third-party cloud services to bring a corporation’s various data assets into one place for analyzing, using and sharing. The company, founded in 2012, went public at the end of 2020 and, more recently, sold off from the highs it set after its initial public offering. The Fund used this weakness as an opportunity to add a position, as we believe the company has among the best unit economics in software and a very large, long-term market opportunity with a strong management team to execute on its growth potential.
During the same period, we eliminated the Fund’s positions in software company Splunk and rail and related transportation company Canadian National Railway. Splunk offers solutions for searching, monitoring and analyzing machine-generated big data. Ultimately, we eliminated the position on growing concerns over mounting competitive pressure. In the case of Canadian National Railway, we eliminated the position on the back of the company’s intention to acquire railroad company Kansas City Southern. In our view, the acquisition calls into question our initial investment thesis. Given lengthy regulatory timelines in this space, we believe the acquisition could prove to be an overhang on the stock for the indefinite future.
How did the Fund’s sector and weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund's largest increases in sector exposures relative to the Russell 1000® Growth Index were in the consumer staples and industrials sectors. Conversely, the Fund's largest decreases in benchmark-relative sector exposures were in the health care and information technology sectors.
Wellington
During the time Wellington managed the Fund, the Fund’s largest increase in sector exposures relative to the Russell 1000® Growth Index was in information technology. During the same period, the most significant decrease in benchmark-relative sector exposures was in industrials.
How was the Fund positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Fund, the Fund held overweight exposure relative to the Russell 1000® Growth Index in the consumer discretionary and communication services sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the consumer staples and industrials sectors.
Wellington
As of April 30, 2021, the Fund held overweight exposure relative to the Russell 1000® Growth Index in the information technology and financials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the health care and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Growth Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 1.3%
Airbus SE, ADR	138,563	$ 4,158,276
Northrop Grumman Corp.	21,053	7,462,025
		11,620,301
Beverages 3.0%
Constellation Brands, Inc., Class A	68,024	16,347,528
Monster Beverage Corp. (a)	101,928	9,892,112
		26,239,640
Biotechnology 1.0%
Biogen, Inc. (a)	7,511	2,007,916
Seagen, Inc. (a)	45,544	6,547,405
		8,555,321
Capital Markets 2.6%
Blackstone Group, Inc. (The)	70,770	6,262,437
Coinbase Global, Inc., Class A (a)	11,717	3,487,448
MarketAxess Holdings, Inc.	15,623	7,631,210
S&P Global, Inc.	14,907	5,819,544
		23,200,639
Commercial Services & Supplies 1.2%
Copart, Inc. (a)	84,851	10,564,798
Consumer Finance 1.5%
American Express Co.	86,254	13,227,051
Electronic Equipment, Instruments & Components 1.2%
CDW Corp.	58,532	10,438,012
Entertainment 0.8%
Walt Disney Co. (The)	39,030	7,260,361
Equity Real Estate Investment Trusts 0.4%
Equinix, Inc.	5,413	3,901,474
Health Care Equipment & Supplies 3.3%
ABIOMED, Inc. (a)	34,172	10,959,987
Boston Scientific Corp. (a)	266,079	11,601,044
Penumbra, Inc. (a)	22,024	6,739,124
		29,300,155
Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	36,492	14,553,010
	Shares	Value

Hotels, Restaurants & Leisure 3.6%
Airbnb, Inc., Class A (a)	41,611	$ 7,186,636
Booking Holdings, Inc. (a)	3,637	8,969,133
DraftKings, Inc., Class A (a)(b)	159,670	9,046,902
Hilton Worldwide Holdings, Inc. (a)	51,612	6,642,464
		31,845,135
Insurance 1.5%
Markel Corp. (a)	4,459	5,245,657
Marsh & McLennan Cos., Inc.	43,304	5,876,353
Progressive Corp. (The)	24,176	2,435,490
		13,557,500
Interactive Media & Services 10.9%
Alphabet, Inc., Class C (a)	18,114	43,656,914
Facebook, Inc., Class A (a)	98,556	32,038,584
Match Group, Inc. (a)	27,706	4,311,885
Snap, Inc., Class A (a)	59,426	3,673,715
Twitter, Inc. (a)	60,695	3,351,578
ZoomInfo Technologies, Inc., Class A (a)	161,244	8,362,114
		95,394,790
Internet & Direct Marketing Retail 8.2%
Alibaba Group Holding Ltd., Sponsored ADR (a)	23,439	5,413,237
Amazon.com, Inc. (a)	19,225	66,661,149
		72,074,386
IT Services 15.5%
Affirm Holdings, Inc. (a)(b)	64,635	4,556,768
Fidelity National Information Services, Inc.	78,565	12,012,589
FleetCor Technologies, Inc. (a)	52,256	15,035,096
Global Payments, Inc.	55,441	11,899,302
Mastercard, Inc., Class A	77,431	29,583,288
PayPal Holdings, Inc. (a)	91,422	23,979,076
Shopify, Inc., Class A (a)	4,178	4,940,527
Snowflake, Inc., Class A (a)	23,010	5,328,886
Square, Inc., Class A (a)	67,987	16,644,577
Visa, Inc., Class A	51,086	11,931,646
		135,911,755
Life Sciences Tools & Services 1.8%
Illumina, Inc. (a)	27,982	10,992,449
Mettler-Toledo International, Inc. (a)	3,559	4,674,106
		15,666,555
Machinery 0.2%
IDEX Corp.	9,257	2,075,419

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Professional Services 2.8%
IHS Markit Ltd.	86,001	$ 9,251,988
TransUnion	145,717	15,240,541
		24,492,529
Road & Rail 1.4%
JB Hunt Transport Services, Inc.	26,064	4,449,385
Uber Technologies, Inc. (a)	138,209	7,569,707
		12,019,092
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc. (a)	191,563	15,635,372
Microchip Technology, Inc.	95,748	14,389,967
Monolithic Power Systems, Inc.	6,953	2,512,675
NVIDIA Corp.	20,902	12,549,143
		45,087,157
Software 19.5%
Adobe, Inc. (a)	36,478	18,543,227
Autodesk, Inc. (a)	47,132	13,758,302
Avalara, Inc. (a)	40,432	5,729,619
DocuSign, Inc. (a)	16,725	3,728,671
Intuit, Inc.	20,117	8,291,423
Microsoft Corp.	268,907	67,812,967
nCino, Inc. (a)	96,852	6,333,152
salesforce.com, Inc. (a)	76,753	17,677,751
ServiceNow, Inc. (a)	22,962	11,627,268
Tyler Technologies, Inc. (a)	12,684	5,388,924
UiPath, Inc., Class A (a)(b)	4,000	288,000
Workday, Inc., Class A (a)	47,542	11,742,874
		170,922,178
Specialty Retail 2.4%
Burlington Stores, Inc. (a)	26,986	8,806,341
TJX Cos., Inc. (The)	166,866	11,847,486
		20,653,827
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.	479,503	63,035,464
	Shares	Value

Textiles, Apparel & Luxury Goods 1.1%
Lululemon Athletica, Inc. (a)	28,371	$ 9,511,945
Total Common Stocks (Cost $585,198,870)		871,108,494
Short-Term Investments 1.7%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	4,609,493	4,609,493
Unaffiliated Investment Company 1.2%
BlackRock Liquidity FedFund, 0.05% (c)(d)	10,619,621	10,619,621
Total Short-Term Investments (Cost $15,229,114)		15,229,114
Total Investments (Cost $600,427,984)	100.9%	886,337,608
Other Assets, Less Liabilities	(0.9)	(8,318,941)
Net Assets	100.0%	$ 878,018,667

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $13,862,870; the total market value of collateral held by the Fund was $14,582,508. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,962,887. The Fund received cash collateral with a value of $10,619,621. (See Note 2(H))
(c)	Current yield as of April 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Growth Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 871,108,494	$ —	$ —	$ 871,108,494
Short-Term Investments
Affiliated Investment Company	4,609,493	—	—	4,609,493
Unaffiliated Investment Company	10,619,621	—	—	10,619,621
Total Short-Term Investments	15,229,114	—	—	15,229,114
Total Investments in Securities	$ 886,337,608	$ —	$ —	$ 886,337,608

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $595,818,491) including securities on loan of $13,862,870	$881,728,115
Investment in affiliated investment companies, at value (identified cost $4,609,493)	4,609,493
Cash	44,545
Receivables:
Investment securities sold	8,266,107
Dividends and interest	166,675
Fund shares sold	52,000
Securities lending	2,136
Other assets	86,735
Total assets	894,955,806
Liabilities
Cash collateral received for securities on loan	10,619,621
Payables:
Investment securities purchased	4,885,537
Fund shares redeemed	529,028
Manager (See Note 3)	481,760
NYLIFE Distributors (See Note 3)	171,923
Transfer agent (See Note 3)	161,644
Shareholder communication	49,543
Professional fees	22,140
Custodian	9,279
Accrued expenses	6,664
Total liabilities	16,937,139
Net assets	$878,018,667
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 17,143
Additional paid-in-capital	388,968,653
388,985,796
Total distributable earnings (loss)	489,032,871
Net assets	$878,018,667
Class A
Net assets applicable to outstanding shares	$662,014,029
Shares of beneficial interest outstanding	12,906,213
Net asset value per share outstanding	$ 51.29
Maximum sales charge (5.50% of offering price)	2.99
Maximum offering price per share outstanding	$ 54.28
Investor Class
Net assets applicable to outstanding shares	$104,283,536
Shares of beneficial interest outstanding	2,070,036
Net asset value per share outstanding	$ 50.38
Maximum sales charge (5.00% of offering price)	2.65
Maximum offering price per share outstanding	$ 53.03
Class B
Net assets applicable to outstanding shares	$ 17,067,564
Shares of beneficial interest outstanding	366,684
Net asset value and offering price per share outstanding	$ 46.55
Class C
Net assets applicable to outstanding shares	$ 3,062,216
Shares of beneficial interest outstanding	65,817
Net asset value and offering price per share outstanding	$ 46.53
Class I
Net assets applicable to outstanding shares	$ 12,423,921
Shares of beneficial interest outstanding	235,220
Net asset value and offering price per share outstanding	$ 52.82
Class R2
Net assets applicable to outstanding shares	$ 128,719
Shares of beneficial interest outstanding	2,531
Net asset value and offering price per share outstanding	$ 50.86
Class R6
Net assets applicable to outstanding shares	$ 79,038,682
Shares of beneficial interest outstanding	1,496,828
Net asset value and offering price per share outstanding	$ 52.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Growth Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $4,209)	$ 3,356,550
Securities lending	4,126
Dividends-affiliated	80
Total income	3,360,756
Expenses
Manager (See Note 3)	2,795,570
Distribution/Service—Class A (See Note 3)	766,202
Distribution/Service—Investor Class (See Note 3)	128,269
Distribution/Service—Class B (See Note 3)	86,525
Distribution/Service—Class C (See Note 3)	16,361
Distribution/Service—Class R2 (See Note 3)	154
Transfer agent (See Note 3)	433,947
Professional fees	73,500
Registration	46,383
Shareholder communication	38,691
Custodian	13,763
Trustees	8,894
Insurance	3,472
Shareholder service (See Note 3)	62
Miscellaneous	15,323
Total expenses before waiver/reimbursement	4,427,116
Expense waiver/reimbursement from Manager (See Note 3)	(56,373)
Net expenses	4,370,743
Net investment income (loss)	(1,009,987)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	208,423,011
Foreign currency transactions	115
Net realized gain (loss)	208,423,126
Net change in unrealized appreciation (depreciation) on investments	(25,086,832)
Net realized and unrealized gain (loss)	183,336,294
Net increase (decrease) in net assets resulting from operations	$182,326,307

(a)	Includes transition cost of $124,334.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,009,987)	$ (72,935)
Net realized gain (loss)	208,423,126	29,311,805
Net change in unrealized appreciation (depreciation)	(25,086,832)	121,106,263
Net increase (decrease) in net assets resulting from operations	182,326,307	150,345,133
Distributions to shareholders:
Class A	(21,718,012)	(15,403,716)
Investor Class	(4,061,019)	(3,676,176)
Class B	(733,259)	(628,523)
Class C	(136,352)	(104,423)
Class I	(3,507,825)	(5,087,745)
Class R2	(4,524)	(2,047)
Total distributions to shareholders	(30,160,991)	(24,902,630)
Capital share transactions:
Net proceeds from sales of shares	25,370,794	36,498,118
Net asset value of shares issued to shareholder in reinvestment of distributions	29,968,036	24,744,914
Cost of shares redeemed	(80,758,231)	(144,222,198)
Increase (decrease) in net assets derived from capital share transactions	(25,419,401)	(82,979,166)
Net increase (decrease) in net assets	126,745,915	42,463,337
Net Assets
Beginning of period	751,272,752	708,809,415
End of period	$878,018,667	$ 751,272,752
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 42.56	$ 36.07	$ 36.41	$ 34.18	$ 29.07	$ 32.33
Net investment income (loss) (a)	(0.05)	(0.00)‡	0.10	0.09	0.12	(0.04)
Net realized and unrealized gain (loss) on investments	10.53	7.78	2.87	3.47	7.39	(0.97)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	10.48	7.78	2.97	3.56	7.51	(1.01)
Less distributions:
From net investment income	—	(0.16)	(0.06)	(0.02)	—	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)
Total distributions	(1.75)	(1.29)	(3.31)	(1.33)	(2.40)	(2.25)
Net asset value at end of period	$ 51.29	$ 42.56	$ 36.07	$ 36.41	$ 34.18	$ 29.07
Total investment return (b)	25.13%	22.21%	8.90%	10.74%	27.88%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22)%††	0.01%	0.30%	0.23%	0.39%	(0.14)% (c)
Net expenses (d)	1.03%††	1.04%	1.06%	1.06%	1.09%	1.15% (e)
Expenses (before waiver/reimbursement) (d)	1.03%††	1.04%	1.06%	1.06%	1.09%	1.16%
Portfolio turnover rate	33%	150%	153%	116%	139%	137%
Net assets at end of period (in 000’s)	$ 662,014	$ 531,715	$ 436,508	$ 431,854	$ 391,245	$ 260,670

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.16%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 41.89	$ 35.53	$ 35.94	$ 33.82	$ 28.86	$ 32.17
Net investment income (loss) (a)	(0.11)	(0.10)	0.01	0.00‡	0.06	(0.10)
Net realized and unrealized gain (loss) on investments	10.35	7.65	2.83	3.43	7.30	(0.96)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	10.24	7.55	2.84	3.43	7.36	(1.06)
Less distributions:
From net investment income	—	(0.06)	—	—	—	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)
Total distributions	(1.75)	(1.19)	(3.25)	(1.31)	(2.4)	(2.25)
Net asset value at end of period	$ 50.38	$ 41.89	$ 35.53	$ 35.94	$ 33.82	$ 28.86
Total investment return (b)	24.96%	21.84%	8.61%	10.47%	27.54%	(3.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48)%††	(0.26)%	0.03%	0.01%	0.21%	(0.34)%
Net expenses (c)	1.33%††	1.34%	1.33%	1.31%	1.35%	1.35%
Expenses (before waiver/reimbursement) (c)	1.38%††	1.41%	1.42%	1.37%	1.35%	1.35%
Portfolio turnover rate	33%	150%	153%	116%	139%	137%
Net assets at end of period (in 000’s)	$ 104,284	$ 97,709	$ 110,762	$ 108,043	$ 134,867	$ 200,772

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 38.96	$ 33.31	$ 34.13	$ 32.42	$ 27.95	$ 31.45
Net investment income (loss) (a)	(0.27)	(0.36)	(0.22)	(0.26)	(0.16)	(0.30)
Net realized and unrealized gain (loss) on investments	9.61	7.14	2.65	3.28	7.03	(0.95)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	9.34	6.78	2.43	3.02	6.87	(1.25)
Less distributions:
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)
Net asset value at end of period	$ 46.55	$ 38.96	$ 33.31	$ 34.13	$ 32.42	$ 27.95
Total investment return (b)	24.51%	20.93%	7.79%	9.63%	26.61%	(4.30)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.23)%††	(1.01)%	(0.69)%	(0.74)%	(0.56)%	(1.09)%
Net expenses (c)	2.08%††	2.08%	2.08%	2.06%	2.10%	2.10%
Expenses (before waiver/reimbursement) (c)	2.13%††	2.15%	2.18%	2.12%	2.10%	2.10%
Portfolio turnover rate	33%	150%	153%	116%	139%	137%
Net assets at end of period (in 000’s)	$ 17,068	$ 16,382	$ 18,749	$ 23,554	$ 30,064	$ 33,468

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 38.95	$ 33.30	$ 34.12	$ 32.41	$ 27.94	$ 31.44
Net investment income (loss) (a)	(0.27)	(0.36)	(0.21)	(0.27)	(0.17)	(0.31)
Net realized and unrealized gain (loss) on investments	9.60	7.14	2.64	3.29	7.04	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	9.33	6.78	2.43	3.02	6.87	(1.25)
Less distributions:
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)
Net asset value at end of period	$ 46.53	$ 38.95	$ 33.30	$ 34.12	$ 32.41	$ 27.94
Total investment return (b)	24.49%	20.94%	7.80%	9.63%	26.62%	(4.34)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.24)%††	(1.02)%	(0.67)%	(0.77)%	(0.58)%	(1.10)%
Net expenses (c)	2.08%††	2.08%	2.08%	2.06%	2.10%	2.10%
Expenses (before waiver/reimbursement) (c)	2.13%††	2.15%	2.18%	2.12%	2.10%	2.10%
Portfolio turnover rate	33%	150%	153%	116%	139%	137%
Net assets at end of period (in 000’s)	$ 3,062	$ 3,068	$ 3,144	$ 5,331	$ 4,884	$ 4,831

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 43.72	$ 37.01	$ 37.28	$ 34.96	$ 29.62	$ 32.83
Net investment income (loss) (a)	0.03	0.11	0.19	0.18	0.20	(0.02)
Net realized and unrealized gain (loss) on investments	10.82	7.97	2.95	3.55	7.54	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	10.85	8.08	3.14	3.73	7.74	(0.96)
Less distributions:
From net investment income	—	(0.24)	(0.16)	(0.10)	—	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)
Total distributions	(1.75)	(1.37)	(3.41)	(1.41)	(2.40)	(2.25)
Net asset value at end of period	$ 52.82	$ 43.72	$ 37.01	$ 37.28	$ 34.96	$ 29.62
Total investment return (b)	25.32%	22.53%	9.18%	11.03%	28.16%	(3.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%††	0.33%	0.53%	0.49%	0.62%	(0.07)%
Net expenses (c)	0.77%††	0.80%	0.81%	0.81%	0.83%	0.92%
Expenses (before waiver/reimbursement) (c)	0.78%††	0.80%	0.81%	0.81%	0.83%	0.98%
Portfolio turnover rate	33%	150%	153%	116%	139%	137%
Net assets at end of period (in 000’s)	$ 12,424	$ 102,290	$ 139,588	$ 87,866	$ 87,115	$ 15,473

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 42.24	$ 35.81	$ 36.16	$ 33.97	$ 28.94	$ 32.22
Net investment income (loss) (a)	(0.07)	(0.04)	0.07	0.05	0.09	(0.06)
Net realized and unrealized gain (loss) on investments	10.44	7.72	2.86	3.45	7.34	(0.97)
Total from investment operations	10.37	7.68	2.93	3.50	7.43	(1.03)
Less distributions:
From net investment income	—	(0.12)	(0.03)	—	—	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)
Total distributions	(1.75)	(1.25)	(3.3)	(1.31)	(2.40)	(2.25)
Net asset value at end of period	$ 50.86	$ 42.24	$ 35.81	$ 36.16	$ 33.97	$ 28.94
Total investment return (b)	25.06%	22.08%	8.81%	10.64%	27.72%	(3.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31)%††	(0.11)%	0.21%	0.13%	0.31%	(0.23)%
Net expenses (c)	1.13%††	1.14%	1.16%	1.16%	1.19%	1.24%
Portfolio turnover rate	33%	150%	153%	116%	139%	137%
Net assets at end of period (in 000’s)	$ 129	$ 109	$ 59	$ 58	$ 52	$ 38

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

April 26, 2021^ through April 30, 2021*
Class R6
Net asset value at beginning of period	$ 53.43
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	(0.64)
Total from investment operations	(0.63)
Net asset value at end of period	$ 52.80
Total investment return (b)	(1.18)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.05%
Net expenses†† (c)	0.72%
Expenses (before waiver/reimbursement)†† (c)	0.92%
Portfolio turnover rate	33%
Net assets at end of period (in 000’s)	$ 79,039

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (formerly known as MainStay MacKay Growth Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R2	January 18, 2013
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares

22	MainStay WMC Growth Fund

prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market
23

Notes to Financial Statements (Unaudited) (continued)
value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

24	MainStay WMC Growth Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC ("MacKay") as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for
25

Notes to Financial Statements (Unaudited) (continued)
the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.68% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Effective March 5, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.92%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
Prior to March 5, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares would not exceed 1.09% of its average daily net assets. In addition, New York Life Investments would waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares would not exceed those of Class I shares.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $2,795,570 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $56,373 and paid Wellington and MacKay $366,959 and $941,984, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an

26	MainStay WMC Growth Fund

annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 62
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $17,463 and $6,026, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $602, $1,174 and $122, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$164,490	$ —
Investor Class	205,632	(24,539)
Class B	34,679	(4,141)
Class C	6,558	(784)
Class I	22,520	—
Class R2	33	—
Class R6	35	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 16	$ 55,379	$ (50,786)	$ —	$ —	$ 4,609	$ —(a)	$ —	4,609

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$75,627	58.8%
Class R6	24,705	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$602,818,002	$292,772,949	$(9,253,343)	$283,519,606
27

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 1,475,413
Long-Term Capital Gains	23,427,217
Total	$24,902,630
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,521 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $267,613 and $319,433, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	204,499	$ 9,852,458
Shares issued to shareholders in reinvestment of distributions	472,039	21,548,559
Shares redeemed	(597,534)	(28,648,969)
Net increase (decrease) in shares outstanding before conversion	79,004	2,752,048
Shares converted into Class A (See Note 1)	337,469	15,893,483
Shares converted from Class A (See Note 1)	(2,748)	(128,931)
Net increase (decrease)	413,725	$ 18,516,600
Year ended October 31, 2020:
Shares sold	473,414	$ 18,528,543
Shares issued to shareholders in reinvestment of distributions	425,258	15,262,561
Shares redeemed	(1,298,637)	(49,809,704)
Net increase (decrease) in shares outstanding before conversion	(399,965)	(16,018,600)
Shares converted into Class A (See Note 1)	826,899	33,047,928
Shares converted from Class A (See Note 1)	(35,553)	(1,252,348)
Net increase (decrease)	391,381	$ 15,776,980

28	MainStay WMC Growth Fund

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	28,553	$ 1,366,839
Shares issued to shareholders in reinvestment of distributions	90,206	4,049,334
Shares redeemed	(87,863)	(4,144,784)
Net increase (decrease) in shares outstanding before conversion	30,896	1,271,389
Shares converted into Investor Class (See Note 1)	11,072	514,364
Shares converted from Investor Class (See Note 1)	(304,450)	(14,112,498)
Net increase (decrease)	(262,482)	$ (12,326,745)
Year ended October 31, 2020:
Shares sold	63,065	$ 2,351,254
Shares issued to shareholders in reinvestment of distributions	103,520	3,666,605
Shares redeemed	(215,785)	(8,192,794)
Net increase (decrease) in shares outstanding before conversion	(49,200)	(2,174,935)
Shares converted into Investor Class (See Note 1)	29,114	1,058,148
Shares converted from Investor Class (See Note 1)	(765,119)	(30,325,947)
Net increase (decrease)	(785,205)	$ (31,442,734)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,391	$ 61,039
Shares issued to shareholders in reinvestment of distributions	17,550	730,277
Shares redeemed	(23,341)	(1,024,239)
Net increase (decrease) in shares outstanding before conversion	(4,400)	(232,923)
Shares converted from Class B (See Note 1)	(49,351)	(2,095,779)
Net increase (decrease)	(53,751)	$ (2,328,702)
Year ended October 31, 2020:
Shares sold	3,567	$ 117,449
Shares issued to shareholders in reinvestment of distributions	18,907	627,151
Shares redeemed	(63,215)	(2,234,960)
Net increase (decrease) in shares outstanding before conversion	(40,741)	(1,490,360)
Shares converted from Class B (See Note 1)	(101,662)	(3,490,030)
Net increase (decrease)	(142,403)	$ (4,980,390)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,816	$ 121,657
Shares issued to shareholders in reinvestment of distributions	3,278	136,353
Shares redeemed	(14,857)	(653,784)
Net increase (decrease) in shares outstanding before conversion	(8,763)	(395,774)
Shares converted from Class C (See Note 1)	(4,196)	(181,708)
Net increase (decrease)	(12,959)	$ (577,482)
Year ended October 31, 2020:
Shares sold	10,964	$ 381,883
Shares issued to shareholders in reinvestment of distributions	3,102	102,837
Shares redeemed	(28,616)	(1,034,924)
Net increase (decrease) in shares outstanding before conversion	(14,550)	(550,204)
Shares converted from Class C (See Note 1)	(1,089)	(37,131)
Net increase (decrease)	(15,639)	$ (587,335)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	276,373	$ 13,940,823
Shares issued to shareholders in reinvestment of distributions	74,526	3,498,989
Shares redeemed	(961,489)	(46,276,395)
Net increase (decrease) in shares outstanding before conversion	(610,590)	(28,836,583)
Shares converted into Class I (See Note 1)	2,314	111,069
Shares converted from Class I (See Note 1)	(1,496,360)	(79,950,534)
Net increase (decrease)	(2,104,636)	$(108,676,048)
Year ended October 31, 2020:
Shares sold	452,184	$ 15,077,191
Shares issued to shareholders in reinvestment of distributions	138,219	5,083,713
Shares redeemed	(2,049,697)	(82,944,646)
Net increase (decrease) in shares outstanding before conversion	(1,459,294)	(62,783,742)
Shares converted into Class I (See Note 1)	27,838	999,380
Net increase (decrease)	(1,431,456)	$ (61,784,362)

29

Notes to Financial Statements (Unaudited) (continued)
Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	63	$ 2,978
Shares issued to shareholders in reinvestment of distributions	100	4,524
Shares redeemed	(207)	(10,060)
Net increase (decrease)	(44)	$ (2,558)
Year ended October 31, 2020:
Shares sold	994	$ 41,798
Shares issued to shareholders in reinvestment of distributions	57	2,047
Shares redeemed	(135)	(5,170)
Net increase (decrease)	916	$ 38,675

Class R6	Shares	Amount
Period ended April 30, 2021: (a)
Shares sold	468	$ 25,000
Net increase (decrease) in shares outstanding before conversion	468	25,000
Shares converted into Class R6 (See Note 1)	1,496,360	79,950,534
Net increase (decrease)	1,496,828	$ 79,975,534

(a)	The inception of the class was April 26, 2021.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay WMC Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Growth Fund (formerly known as the MainStay MacKay Growth Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

32	MainStay WMC Growth Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

34	MainStay WMC Growth Fund

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay WMC Growth Fund (formerly known as the MainStay MacKay Growth Fund) (“Fund”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Fund, to approve the New Subadvisory Agreement, to approve the related changes to the Fund’s principal investment strategies, name and investment process and to approve the establishment of a new expense limitation agreement for Class I shares of the Fund (the “Repositioning”), all effective on or about March 5, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of Wellington that follow investment strategies similar to those proposed for the Fund, as repositioned, and, when applicable, the rationale for any differences in the Fund’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

36	MainStay WMC Growth Fund

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Fund specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction and risk management processes;
•	experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.
The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellingtony
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Fund.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial
37

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
position for Wellington to be able to provide high-quality services to the Fund. The Board also considered that New York Life Investments proposed an expense limitation agreement for Class I shares of the Fund.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Fund.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds, and the Board considered information provided by Wellington on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

38	MainStay WMC Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737427MS071-21	MSWG10-06/21
(NYLIM) NL529

MainStay WMC International Research Equity Fund
(formerly known as MainStay MacKay International Opportunities Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date[1]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/28/2007	19.32%	31.22%	3.14%	3.36%	1.20%
		Excluding sales charges		26.27	38.85	4.32	3.95	1.20
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	19.83	30.71	2.96	3.21	1.45
		Excluding sales charges		26.14	38.32	4.13	3.79	1.45
Class C Shares	Maximum 1% CDSC	With sales charges	9/28/2007	24.71	36.30	3.36	3.03	2.20
	If Redeemed Within One Year of Purchase	Excluding sales charges		25.71	37.30	3.36	3.03	2.20
Class I Shares	No Sales Charge		9/28/2007	26.40	39.13	4.57	4.21	0.95

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	27.40%	42.98%	9.83%	4.73%
MSCI EAFE Index® (Net)[2]	28.84	39.88	8.87	5.22
Morningstar Foreign Large Blend Category Average[3]	27.60	41.69	8.84	4.72

1.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary broad-based securities market index for comparison purposes. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$1,262.70	$ 8.70	$1,017.11	$ 7.75	1.55%
Investor Class Shares	$1,000.00	$1,261.40	$10.43	$1,015.57	$ 9.30	1.86%
Class C Shares	$1,000.00	$1,257.10	$14.61	$1,011.85	$13.02	2.61%
Class I Shares	$1,000.00	$1,264.00	$ 7.30	$1,018.35	$ 6.51	1.30%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
7

Country Composition as of April 30, 2021 (Unaudited)
Japan	18.3%
France	11.2
United Kingdom	10.9
China	9.6
Netherlands	5.2
Taiwan	4.8
Canada	4.0
Germany	4.0
Australia	3.6
Republic of Korea	3.1
Switzerland	3.0
United States	2.8
Denmark	2.5
Sweden	2.4
Spain	1.9
Hong Kong	1.9
Brazil	1.7
Italy	1.4
Ireland	1.2
South Africa	1.2
Russia	1.1%
Belgium	0.6
Thailand	0.6
Israel	0.5
Finland	0.5
Singapore	0.5
Austria	0.4
Luxembourg	0.3
Greece	0.3
Jersey, Channel Islands	0.2
Peru	0.2
United Arab Emirates	0.2
Macao	0.2
Cayman Islands	0.1
Norway	0.0‡
Other Assets, Less Liabilities	–0.4
Investments Sold Short	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Tencent Holdings Ltd.
2.	ASML Holding NV
3.	Alibaba Group Holding Ltd., Sponsored
4.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
5.	Diageo plc
6.	Samsung Electronics Co. Ltd.
7.	Pernod Ricard SA
8.	Carlsberg A/S, Class B
9.	Coca-Cola European Partners plc
10.	LVMH Moet Hennessy Louis Vuitton SE

8	MainStay WMC International Research Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio managers Jonathan G. White and Mary L. Pryshlak of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC International Research Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay WMC International Research Equity Fund returned 26.40%, underperforming the 27.40% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net), and the 28.84% return of the Fund’s secondary benchmark, the MSCI EAFE® Index (Net). Over the same period, Class I shares underperformed the 27.60% return of the Morningstar Foreign Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and adopting a non-fundamental “names rule” investment policy; (iii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; (iv) reducing the Fund’s contractual management fee; and (v) establishing an expense cap for Class I shares of the Fund. These changes were effective on March 5, 2021. Also effective on this date, the MSCI ACWI® ex USA Index (Net) became the Fund’s primary benchmark and the MSCI EAFE® Index (Net) became the secondary benchmark of the Fund. For more information on these and other changes, refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistently with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s performance relative to the MSCI ACWI® ex USA Index (Net) suffered primarily due to stock selection, particularly in the health care, consumer discretionary and consumer staples sectors.
Wellington
During the time Wellington managed the Fund, the Fund outperformed the MSCI ACWI® ex USA Index (Net) primarily due to positive security selection. Strong selection in the information technology, consumer discretionary and utilities sectors was partially offset by underperforming selection in financials and energy. Sector allocation, a result of our bottom-up stock selection process, also made positive contributions to relative returns. (Contributions take weightings and total returns into account.) Positive allocation effect was driven by the Fund’s overweight exposure to information technology and underweight exposure to energy and consumer discretionary, but was partially offset by the Fund’s underweight exposure to materials.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Fund, the strongest positive contributions to performance relative to the MSCI ACWI® ex USA Index (Net) were the financials, information technology and energy sectors. During the same period, the health care, consumer discretionary and consumer staples sectors were the weakest contributors to relative performance.
Wellington
During the time Wellington managed the Fund, the information technology, consumer discretionary and consumer staples sectors provided the strongest positive contributions to relative performance. Over the same period, the financials, materials and industrials sectors detracted most significantly from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included semiconductor equipment maker ASML Holding, diversified banking firm BNP Paribas, and diversified metals & mining company Rio Tinto. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were interactive home entertainment provider Kahoot!, multisector holding company Aker ASA, and movies & entertainment firm Kinepolis Group.
Wellington
At the issuer level, the top two contributors to the Fund’s absolute returns during the time Wellington managed the Fund were ASML and China Longyuan Power. Shares of ASML, a semiconductor equipment maker, rose as the company benefited from worries over global chip shortages and the need to ramp up production capacity. News of semiconductor maker Intel’s plan to make major capital expenditures to revise manufacturing and create a new foundry business provided additional tailwinds. Shares rose further at the end of April 2021 after the company released strong first-quarter results and raised 2021 guidance significantly on the expectation of an increase in demand during the global

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

semiconductor shortage. Shares of China Longyuan Power, a China-based wind power producer, rebounded after falling sharply in early March 2021 over Chinese domestic policy concerns. Both positions were still held by the Fund at the end of the reporting period.
The Fund’s most significant detractors during the same period were China-based online services provider Tencent and petrochemical company Royal Dutch Shell. Shares of Tencent declined over concern that Chinese regulators may target the company for increased oversight of the firm’s businesses, particularly in the areas of fintech and games. Similar to Ant Group, the government may require the company to establish a financial holding company to include its banking, insurance and payment services units, potentially hindering future growth. Shares came under pressure again in late March 2021 after U.S. regulators revived threats to remove China’s largest technology companies from U.S. stock exchanges. Shares of Royal Dutch Shell fell despite releasing strong first-quarter results at the end of April 2021 as profit surged more than expected. The company’s earnings and revenues benefited from rising oil prices and energy consumption, but share prices were undermined by the company’s cautious outlook and uncertainty regarding future share buybacks. Both positions were still held by the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in industrial conglomerate CK Hutchison Holdings, while the largest increased position size was in global chemical company BASF. During the same period, the Fund’s largest full sale was in tool and equipment maker Techtronic Industries, while the most significantly reduced position size was in packaged foods company Nestlé.
Wellington
During the time Wellington managed the Fund, the Fund initiated positions in LVMH Moet Hennessy, a luxury goods company, and Globalwafers, a Taiwan-based producer of silicon wafers used in circuits and chips in electronics. Globalwafers has historically generated strong profitability and free cash flow generation, and has established a solid track record of creating value through mergers and acquisitions. We believe attractive trends remain in place due to 5G equipment and handset demand, inventory restocking, memory market recovery and China localization. With LVMH, we see potential for a robust recovery in sales growth, mainly driven by the company’s two largest profit drivers: fashion & leather goods and wine & spirits. We hold a positive outlook on luxury spending, particularly driven by Chinese and U.S. markets, and expect to see this category benefit if high-end customer spending remains resilient. We believe the outlook is likely to remain positive whether or not travel retail fully recovers.
During the same period, we eliminated the Fund’s positions in Adidas, a Germany-based sports apparel company, and Nestlé, a Switzerland-based global food and beverage producer. Adidas began to face boycotts in China, with significant consumer backlash and drops in online and in-store traffic. We eliminated the position in favor of more attractive investment opportunities. While we continue to believe Nestlé is a best-in-class global food company that has made meaningful progress in improving its organic growth performance, we eliminated the position for opportunities where we see more upside potential.
How did the Fund’s sector and/or country weightings change during the reporting period?
MacKay Shields
The Fund’s largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) during the time MacKay Shields managed the Fund were in communication services and financials. Conversely, the Fund’s most significant decreases in benchmark-relative sector exposures were in consumer staples and health care.
Wellington
During the time Wellington managed the Fund, the largest increases in active weight were in the information technology, consumer staples and financials sectors. During the same period, the most significant decreases in sector exposure were in industrials, health care and materials.
How was the Fund positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Fund, the Fund held its largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net) in the communication services and financials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the consumer staples and utilities sectors.
Wellington
As of April 30, 2021, the Fund’s largest overweight exposures relative to its benchmark were in the information technology and consumer staples sectors. As of the same date, Fund’s most significantly underweight positions relative to the benchmark were in the materials and industrials sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC International Research Equity Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 94.7%
Australia 3.6%
Australia & New Zealand Banking Group Ltd. (Banks)	93,769	$ 2,076,033
BHP Group plc (Metals & Mining)	61,662	1,860,283
Brambles Ltd. (Commercial Services & Supplies)	24,108	193,145
Codan Ltd. (Electronic Equipment, Instruments & Components)	1	14
Commonwealth Bank of Australia (Banks)	10,383	712,190
Goodman Group (Equity Real Estate Investment Trusts)	79,321	1,155,494
Newcrest Mining Ltd. (Metals & Mining)	48,099	982,647
Orora Ltd. (Containers & Packaging)	79,591	194,975
Rio Tinto plc (Metals & Mining)	18,673	1,566,900
		8,741,681
Austria 0.4%
BAWAG Group AG (Banks) (a)	11,633	628,521
Erste Group Bank AG (Banks)	13,412	477,287
OMV AG (Oil, Gas & Consumable Fuels)	1	49
		1,105,857
Belgium 0.6%
KBC Group NV (Banks)	6,286	488,356
UCB SA (Pharmaceuticals)	10,673	988,804
		1,477,160
Brazil 1.7%
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	95,600	752,896
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	69,800	296,827
Rumo SA (Road & Rail) (b)	73,700	271,353
StoneCo Ltd., Class A (IT Services) (b)	17,216	1,112,842
Vale SA (Metals & Mining)	37,200	746,596
XP, Inc., Class A (Capital Markets) (b)	22,037	872,665
		4,053,179
Canada 4.0%
Agnico Eagle Mines Ltd. (Metals & Mining)	7,800	487,488
Barrick Gold Corp. (Metals & Mining)	35,039	746,590
Boat Rocker Media, Inc. (Entertainment) (b)	39,939	279,117
Brookfield Asset Management, Inc., Class A (Capital Markets)	26,500	1,207,870
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	25,715	780,561
Constellation Software, Inc. (Software)	572	839,481
Intact Financial Corp. (Insurance)	10,483	1,393,412
	Shares	Value

Canada (continued)
Magna International, Inc. (Auto Components)	2,502	$ 236,287
Methanex Corp. (Chemicals)	14,400	525,788
Nuvei Corp. (IT Services) (a)(b)	10,530	734,783
Shopify, Inc., Class A (IT Services) (b)	1,322	1,560,501
TC Energy Corp. (Oil, Gas & Consumable Fuels)	19,826	980,856
		9,772,734
Cayman Islands 0.1%
Patria Investments Ltd., Class A (Capital Markets) (b)	15,000	207,750
China 9.6%
Alibaba Group Holding Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (b)	21,534	4,973,277
China Construction Bank Corp., Class H (Banks)	1,140,000	902,578
China Longyuan Power Group Corp. Ltd., Class H (Independent Power and Renewable Electricity Producers)	1,684,000	2,480,121
China Merchants Bank Co. Ltd., Class H (Banks)	183,000	1,475,968
China Yangtze Power Co. Ltd., Class A (Independent Power and Renewable Electricity Producers)	179,400	553,599
CIFI Holdings Group Co. Ltd. (Real Estate Management & Development)	560,000	501,046
ENN Energy Holdings Ltd. (Gas Utilities)	55,500	945,988
Meituan (Internet & Direct Marketing Retail) (b)	13,600	521,747
Minth Group Ltd. (Auto Components)	160,000	649,866
Ningbo Joyson Electronic Corp., Class A (Auto Components)	225,140	630,733
Niu Technologies, Sponsored ADR (Automobiles) (b)(c)	22,280	832,381
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	150,255	1,643,225
Precision Tsugami China Corp. Ltd. (Machinery)	60,000	84,194
Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care Equipment & Supplies)	232,000	520,285
Tencent Holdings Ltd. (Interactive Media & Services)	68,600	5,501,954
Zai Lab Ltd. ADR (Biotechnology) (b)	6,336	1,053,107
		23,270,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Denmark 2.5%
A.P. Moller - Maersk A/S, Class B (Marine)	198	$ 491,516
Carlsberg A/S, Class B (Beverages)	21,615	3,786,325
Genmab A/S (Biotechnology) (b)	4,276	1,577,533
Novo Nordisk A/S, Class B (Pharmaceuticals)	2,488	183,891
		6,039,265
Finland 0.5%
Cargotec Oyj, Class B (Machinery)	10,272	595,494
Kone Oyj, Class B (Machinery)	7,359	578,086
		1,173,580
France 10.9%
Accor SA (Hotels, Restaurants & Leisure)	21,972	884,138
Airbus SE (Aerospace & Defense)	6,524	783,877
Arkema SA (Chemicals)	3,264	408,111
AXA SA (Insurance)	69,466	1,964,702
Bureau Veritas SA (Professional Services)	31,602	944,898
Capgemini SE (IT Services)	3,967	726,845
Cie de Saint-Gobain (Building Products)	4,038	254,871
Credit Agricole SA (Banks)	83,134	1,286,529
Edenred (IT Services)	17,566	995,748
Engie SA (Multi-Utilities)	109,165	1,623,484
Faurecia SE (Auto Components)	23,311	1,258,352
JCDecaux SA (Media)	20,081	511,336
Kering SA (Textiles, Apparel & Luxury Goods)	2,009	1,609,811
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	4,058	3,055,061
Pernod Ricard SA (Beverages)	18,688	3,835,228
Rothschild & Co. (Capital Markets)	7,103	252,772
Safran SA (Aerospace & Defense)	2,787	416,086
Sartorius Stedim Biotech (Life Sciences Tools & Services)	544	249,837
Schneider Electric SE (Electrical Equipment) (c)	10,006	1,600,192
TOTAL SE (Oil, Gas & Consumable Fuels)	46,781	2,071,128
Vinci SA (Construction & Engineering)	8,764	963,038
Worldline SA (IT Services) (a)(b)	7,588	744,684
		26,440,728
Germany 2.7%
Brenntag SE (Trading Companies & Distributors)	11,868	1,065,557
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	2,492	439,065
Covestro AG (Chemicals) (a)	71	4,645
	Shares	Value

Germany (continued)
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	53,320	$ 1,025,664
RWE AG (Multi-Utilities)	26,034	987,182
Siemens AG (Registered) (Industrial Conglomerates)	6,247	1,042,601
Siemens Healthineers AG (Health Care Equipment & Supplies) (a)	14,637	835,521
Talanx AG (Insurance)	11,273	475,438
United Internet AG (Registered) (Diversified Telecommunication Services)	9,944	418,551
Vonovia SE (Real Estate Management & Development)	2,770	181,964
		6,476,188
Greece 0.3%
Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	38,975	659,854
Hong Kong 1.9%
AIA Group Ltd. (Insurance)	156,205	1,988,822
CK Asset Holdings Ltd. (Real Estate Management & Development)	190,000	1,192,430
HKBN Ltd. (Diversified Telecommunication Services)	308,000	451,230
Link REIT (Equity Real Estate Investment Trusts)	112,600	1,064,719
		4,697,201
Ireland 1.2%
AerCap Holdings NV (Trading Companies & Distributors) (b)	12,170	708,902
AIB Group plc (Banks) (c)	247,295	723,654
Ryanair Holdings plc, Sponsored ADR (Airlines) (b)	6,085	711,032
Smurfit Kappa Group plc (Containers & Packaging)	16,749	857,009
		3,000,597
Israel 0.5%
Wix.com Ltd. (IT Services) (b)	3,926	1,247,997
Italy 1.4%
Banca Generali SpA (Capital Markets)	14,846	567,942
Davide Campari-Milano NV (Beverages)	32,047	378,042
DiaSorin SpA (Health Care Equipment & Supplies)	2,955	501,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Italy (continued)
Ferrari NV (Automobiles)	7,825	$ 1,675,965
Nexi SpA (IT Services) (a)(b)	18,166	348,131
		3,471,892
Japan 18.3%
Advantest Corp. (Semiconductors & Semiconductor Equipment)	14,600	1,386,659
Amada Co. Ltd. (Machinery)	66,000	714,411
Asahi Group Holdings Ltd. (Beverages)	51,900	2,167,842
Astellas Pharma, Inc. (Pharmaceuticals)	92,800	1,392,977
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	25,900	971,872
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	55,600	1,417,853
East Japan Railway Co. (Road & Rail)	17,600	1,204,414
FANUC Corp. (Machinery)	3,900	898,367
GMO Payment Gateway, Inc. (IT Services)	7,300	931,787
Hino Motors Ltd. (Machinery)	99,500	833,036
Hoya Corp. (Health Care Equipment & Supplies)	14,200	1,615,674
Isuzu Motors Ltd. (Automobiles)	116,900	1,183,012
KDDI Corp. (Wireless Telecommunication Services)	44,126	1,334,802
Keyence Corp. (Electronic Equipment, Instruments & Components)	2,500	1,201,391
MINEBEA MITSUMI, Inc. (Machinery)	28,000	702,242
Mitsubishi UFJ Financial Group, Inc. (Banks)	311,200	1,645,838
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	49,600	1,075,597
Musashi Seimitsu Industry Co. Ltd. (Auto Components)	23,800	415,721
Nexon Co. Ltd. (Entertainment)	48,300	1,602,045
Nippon Thompson Co. Ltd. (Machinery)	77,900	461,170
Nomura Holdings, Inc. (Capital Markets)	68,600	368,390
Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	46,800	1,178,029
ORIX Corp. (Diversified Financial Services)	46,700	750,986
Resona Holdings, Inc. (Banks)	230,400	946,561
Seino Holdings Co. Ltd. (Road & Rail)	13,500	185,534
Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	34,300	1,474,753
Shin-Etsu Chemical Co. Ltd. (Chemicals)	7,400	1,249,245
Shinsei Bank Ltd. (Banks)	67,600	984,094
SMC Corp. (Machinery)	1,800	1,045,018
SoftBank Corp. (Wireless Telecommunication Services)	83,300	1,074,310
Sony Group Corp. (Household Durables)	20,477	2,042,266
	Shares	Value

Japan (continued)
SUMCO Corp. (Semiconductors & Semiconductor Equipment)	34,500	$ 893,989
Taiyo Yuden Co. Ltd. (Electronic Equipment, Instruments & Components)	24,000	1,102,388
THK Co. Ltd. (Machinery)	18,500	630,547
Tokio Marine Holdings, Inc. (Insurance)	20,700	990,585
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	6,300	2,785,397
Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	9,700	644,359
Toyota Motor Corp. (Automobiles)	2,466	183,376
Yamaha Motor Co. Ltd. (Automobiles)	85,000	2,122,472
Z Holdings Corp. (Interactive Media & Services)	136,300	629,806
		44,438,815
Jersey, Channel Islands 0.2%
Sanne Group plc (Capital Markets)	68,039	607,015
Luxembourg 0.3%
Arrival Group (Automobiles) (b)(c)	24,965	464,349
Eurofins Scientific SE (Life Sciences Tools & Services)	2,380	235,632
		699,981
Macao 0.2%
Sands China Ltd. (Hotels, Restaurants & Leisure)	88,400	419,936
Netherlands 5.2%
Adyen NV (IT Services) (a)(b)	321	787,860
Akzo Nobel NV (Chemicals)	4,508	541,541
ASML Holding NV (Semiconductors & Semiconductor Equipment)	7,721	5,023,728
IMCD NV (Trading Companies & Distributors)	5,652	821,869
Koninklijke KPN NV (Diversified Telecommunication Services)	254,236	876,008
Koninklijke Philips NV (Health Care Equipment & Supplies)	20,913	1,178,688
Royal Dutch Shell plc
Class A (Oil, Gas & Consumable Fuels)	80,707	1,521,435
Class B (Oil, Gas & Consumable Fuels)	70,624	1,266,983

Wolters Kluwer NV (Professional Services)	7,546	682,772
		12,700,884
Norway 0.0% ‡
Norsk Hydro ASA (Metals & Mining)	17,786	113,588
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Peru 0.2%
Credicorp Ltd. (Banks) (b)	4,294	$ 512,704
Republic of Korea 1.4%
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	16,195	404,748
LG Chem Ltd. (Chemicals)	911	763,296
Shinhan Financial Group Co. Ltd. (Banks)	8,017	288,290
Shinhan Financial Group Co. Ltd. ADR (Banks) (c)	21,691	775,236
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	10,647	1,225,168
		3,456,738
Russia 1.1%
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	13,471	1,040,500
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	67,200	569,184
Sberbank of Russia PJSC (Banks)	301,257	1,192,570
		2,802,254
Singapore 0.5%
Best World International Ltd. (Personal Products) (c)(d)(e)(f)	618,500	355,553
United Overseas Bank Ltd. (Banks)	38,700	773,273
		1,128,826
South Africa 1.2%
Anglo American plc (Metals & Mining)	33,246	1,409,572
FirstRand Ltd. (Diversified Financial Services)	275,411	969,279
Old Mutual Ltd. (Insurance) (c)	630,062	549,580
		2,928,431
Spain 1.9%
Bankinter SA (Banks)	91,442	500,979
Cellnex Telecom SA (Diversified Telecommunication Services)	34,157	1,931,709
Grifols SA (Biotechnology)	21,616	586,026
Iberdrola SA (Electric Utilities)	115,841	1,564,697
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance) (b)(e)	91,442	179,196
		4,762,607
Sweden 2.4%
Alfa Laval AB (Machinery) (c)	17,976	608,150
Assa Abloy AB, Class B (Building Products)	27,782	791,891
	Shares	Value

Sweden (continued)
Fastighets AB Balder, Class B (Real Estate Management & Development) (b)	9,912	$ 571,030
Lundin Energy AB (Oil, Gas & Consumable Fuels)	5,595	179,240
Sandvik AB (Machinery) (c)	25,513	630,777
Svenska Handelsbanken AB, Class A (Banks)	87,054	1,009,617
Swedish Match AB (Tobacco)	13,112	1,075,532
Volvo AB, Class B (Machinery)	40,351	985,950
		5,852,187
Switzerland 3.0%
Alcon, Inc. (Health Care Equipment & Supplies) (b)	13,576	1,018,293
Coca-Cola HBC AG (Beverages)	85,533	2,955,497
Novartis AG (Registered) (Pharmaceuticals)	31,747	2,710,097
Roche Holding AG (Pharmaceuticals)	526	171,407
Tecan Group AG (Registered) (Life Sciences Tools & Services)	967	470,979
UBS Group AG (Registered) (Capital Markets)	1,446	22,048
		7,348,321
Taiwan 4.8%
Formosa Sumco Technology Corp. (Semiconductors & Semiconductor Equipment)	178,000	1,233,461
Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	78,000	2,438,472
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	42,000	1,801,575
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	181,000	1,275,212
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	42,124	4,917,555
		11,666,275
Thailand 0.6%
Kasikornbank PCL NVDR (Banks) (c)	303,000	1,284,496
PTT Global Chemical PCL (Chemicals)	45,700	99,436
		1,383,932
United Arab Emirates 0.2%
Network International Holdings plc (IT Services) (a)(b)	81,306	471,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
United Kingdom 10.9%
Abcam plc (Biotechnology)	38,427	$ 810,904
Allfunds Group plc (Capital Markets) (b)	19,107	321,140
AstraZeneca plc (Pharmaceuticals)	28,056	2,989,311
BAE Systems plc (Aerospace & Defense)	27,357	191,249
Beazley plc (Insurance)	137,804	644,784
Coca-Cola European Partners plc (Beverages)	55,790	3,169,988
Compass Group plc (Hotels, Restaurants & Leisure)	82,965	1,801,752
ConvaTec Group plc (Health Care Equipment & Supplies) (a)	134,958	406,689
Croda International plc (Chemicals)	7,150	667,912
Diageo plc (Beverages)	99,040	4,446,691
easyJet plc (Airlines)	15,809	226,190
Experian plc (Professional Services)	27,084	1,044,330
HSBC Holdings plc (Banks)	180,220	1,126,987
Hyve Group plc (Media)	140,612	232,836
Intermediate Capital Group plc (Capital Markets)	56,367	1,701,706
Lancashire Holdings Ltd. (Insurance)	77,930	765,215
Ninety One plc (Capital Markets)	150,537	508,105
Prudential plc (Insurance)	62,539	1,325,340
Rolls-Royce Holdings plc (Aerospace & Defense)	121,579	175,664
Smith & Nephew plc (Health Care Equipment & Supplies)	42,107	913,275
Standard Chartered plc (Banks)	277,702	1,992,772
Trainline plc (Hotels, Restaurants & Leisure) (a)(b)	46,698	295,117
WPP plc (Media)	51,385	692,337
		26,450,294
United States 0.4%
Ardagh Group SA (Containers & Packaging)	5,100	136,986
Atlassian Corp. plc, Class A (Software) (b)	3,435	816,019
		953,005
Total Common Stocks (Cost $217,238,056)		230,533,021
Preferred Stocks 3.3%
France 0.3%
Criteo SA, Sponsored ADR (Media) (b)	18,100	719,113
	Shares	Value

Germany 1.3%
Sartorius AG., 0.28% (Health Care Equipment & Supplies)	401	$ 226,203
Volkswagen AG, 2.91% (Automobiles)	11,705	3,049,475
		3,275,678
Republic of Korea 1.7%
Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals) (a)	2,479	4,083,937
Total Preferred Stocks (Cost $6,726,330)		8,078,728
Exchange-Traded Fund 0.3%
United States 0.3%
iShares MSCI ACWI ex US ETF	13,318	753,666
Total Exchange-Traded Fund (Cost $722,069)		753,666

Short-Term Investments 2.1%
Affiliated Investment Company 0.4%
United States 0.4%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	993,162	993,162
Unaffiliated Investment Company 1.7%
United States 1.7%
BlackRock Liquidity FedFund, 0.05% (g)(h)	3,969,104	3,969,104
Total Short-Term Investments (Cost $4,962,266)		4,962,266
Total Investments, Before Investments Sold Short (Cost $229,648,721)	100.4%	244,327,681
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty Ltd (Airlines) (b)(d)(e)(f)	(444,108)	(34)
Total Common Stock Sold Short (Proceeds $0)		(34)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Number of Rights	Value
Right Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (b)(d)(e)(f)	(19,159)	$ (2)
Total Right Sold Short (Proceeds $0)		(2)

	Number of Warrants
Warrant Sold Short (0.0)% ‡
Singapore (0.0)% ‡
Ezion Holdings Ltd. (Energy Equipment & Services)
Expires 4/16/23 (b)(d)(e)(f)	(2,005,620)	—
Total Warrant Sold Short (Proceeds $0)		—
Total Investments Sold Short (Proceeds $0)		(36)
Total Investments, Net of Investments Sold Short (Cost $229,648,721)	100.4%	244,327,645
Other Assets, Less Liabilities	(0.4)	(963,025)
Net Assets	100.0%	$ 243,364,620

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $6,539,185; the total market value of collateral held by the Fund was $7,259,197. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,290,093. The Fund received cash collateral with a value of $3,969,104. (See Note 2(K))
(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2021, the total market value was $355,517, which represented 0.1% of the Fund’s net assets.
(e)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $534,713, which represented 0.2% of the Fund’s net assets.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Current yield as of April 30, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[2]	Unrealized Depreciation

Belgium
Citibank NA	Xior Student Housing NV	1 month LIBOR BBA minus 0.40%	12/31/49	Monthly	(7)	$ (7,355)

1.	Fund pays or receives the floating rate and receives or pays the total return of the referenced entity.
2.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

Abbreviation(s):
ADR—American Depositary Receipt
BBA—British Bankers’ Association
ETF—Exchange-Traded Fund
GDR—Global Depositary Receipt
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC International Research Equity Fund

NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 216,729,629	$ 13,447,839	$ 355,553	$ 230,533,021
Preferred Stocks	8,078,728	—	—	8,078,728
Exchange-Traded Fund	753,666	—	—	753,666
Short-Term Investments
Affiliated Investment Company	993,162	—	—	993,162
Unaffiliated Investment Company	3,969,104	—	—	3,969,104
Total Short-Term Investments	4,962,266	—	—	4,962,266
Total Investments in Securities	$ 230,524,289	$ 13,447,839	$ 355,553	$ 244,327,681
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (34)	$ (34)
Right Sold Short	—	—	(2)	(2)
Warrant Sold Short	—	—	—	—
Total Investments in Securities Sold Short	—	—	(36)	(36)
Other Financial Instruments
Total Return Equity Swap Contract (b)	—	(7,355)	—	(7,355)
Total Investments in Securities Sold Short and Other Financial Instruments	$ —	$ (7,355)	$ (36)	$ (7,391)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 1,566,876	0.7%
Airlines	937,222	0.4
Auto Components	3,190,959	1.4
Automobiles	9,511,030	3.9
Banks	21,804,533	8.8
Beverages	20,739,613	8.6
Biotechnology	4,027,570	1.5
Building Products	1,046,762	0.4
Capital Markets	6,637,403	2.6
Chemicals	4,904,333	2.1
Commercial Services & Supplies	193,145	0.1
Construction & Engineering	963,038	0.4
Containers & Packaging	1,188,970	0.5
Diversified Financial Services	1,720,265	0.7
Diversified Telecommunication Services	5,363,016	2.3
Electric Utilities	1,564,697	0.6
Electrical Equipment	1,600,192	0.7
Electronic Equipment, Instruments & Components	2,303,793	0.9
Entertainment	1,881,162	0.7
Equity Real Estate Investment Trusts	2,220,213	0.9
Food & Staples Retailing	1,474,753	0.6
Gas Utilities	945,988	0.4
Health Care Equipment & Supplies	7,655,505	3.3
Hotels, Restaurants & Leisure	3,400,943	1.4
Household Durables	2,042,266	0.8
Independent Power and Renewable Electricity Producers	3,033,720	1.2
Industrial Conglomerates	1,042,601	0.4
Insurance	11,920,299	5.0
Interactive Media & Services	6,131,760	2.6
Internet & Direct Marketing Retail	5,495,024	2.3
IT Services	9,662,674	3.9
Life Sciences Tools & Services	956,448	0.4
Machinery	8,767,442	3.7
Marine	491,516	0.2
Media	2,155,622	0.9
Metals & Mining	7,913,664	3.2
Multi-Utilities	2,610,666	1.1
Oil, Gas & Consumable Fuels	8,137,579	3.2
Personal Products	355,553	0.2
Pharmaceuticals	12,004,241	5.0
Professional Services	2,672,000	1.1
Real Estate Management & Development	3,522,067	1.4
Road & Rail	1,661,301	0.7
	Value	Percent
Semiconductors & Semiconductor Equipment	$ 23,385,964	9.7%
Software	1,655,500	0.7
Technology Hardware, Storage & Peripherals	4,083,937	1.7
Textiles, Apparel & Luxury Goods	4,664,872	1.9
Tobacco	1,075,532	0.4
Trading Companies & Distributors	2,596,328	1.0
Unknown GICS Industry	753,666	0.3
Water Utilities	752,896	0.3
Wireless Telecommunication Services	2,978,296	1.1
	239,365,415	98.3
Short-Term Investments	4,962,266	2.1
Other Assets, Less Liabilities*	(963,061)	(0.4)
Net Assets	$243,364,620	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of MainStay WMC International Research Equity Fund investments sold short by industry.
	Value	Percent
Airlines	$(34)	(0.0)%‡
Biotechnology	(2)	(0.0)‡
Energy Equipment & Services	—	(0.0)‡
	$(36)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC International Research Equity Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $228,655,559) including securities on loan of $6,539,185	$243,334,519
Investment in affiliated investment companies, at value (identified cost $993,162)	993,162
Cash collateral on deposit at broker for swap contracts	733,361
Cash denominated in foreign currencies (identified cost $281,675)	281,401
Receivables:
Dividends and interest	2,447,380
Investment securities sold	1,917,360
Securities lending	17,550
Fund shares sold	12,496
Other assets	36,781
Total assets	249,774,010
Liabilities
Investments sold short (proceeds $0)	36
Cash collateral received for securities on loan	3,969,104
Due to custodian	44,375
Payables:
Investment securities purchased	1,740,847
Fund shares redeemed	203,605
Manager (See Note 3)	141,158
Broker fees and charges on short sales	92,514
Custodian	91,162
Professional fees	55,948
Transfer agent (See Note 3)	28,903
Shareholder communication	23,812
NYLIFE Distributors (See Note 3)	8,723
Unrealized depreciation on OTC swap contracts	7,355
Accrued expenses	1,848
Total liabilities	6,409,390
Net assets	$243,364,620
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,537
Additional paid-in-capital	320,814,381
320,844,918
Total distributable earnings (loss)	(77,480,298)
Net assets	$243,364,620
Class A
Net assets applicable to outstanding shares	$ 14,504,929
Shares of beneficial interest outstanding	1,828,988
Net asset value per share outstanding	$ 7.93
Maximum sales charge (5.50% of offering price)	0.46
Maximum offering price per share outstanding	$ 8.39
Investor Class
Net assets applicable to outstanding shares	$ 2,735,605
Shares of beneficial interest outstanding	346,642
Net asset value per share outstanding	$ 7.89
Maximum sales charge (5.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 8.31
Class C
Net assets applicable to outstanding shares	$ 6,243,845
Shares of beneficial interest outstanding	812,020
Net asset value and offering price per share outstanding	$ 7.69
Class I
Net assets applicable to outstanding shares	$219,880,241
Shares of beneficial interest outstanding	27,549,366
Net asset value and offering price per share outstanding	$ 7.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $276,210)	$ 2,576,081
Securities lending	39,564
Dividends-affiliated	373
Interest	280
Total income	2,616,298
Expenses
Manager (See Note 3)	1,246,800
Custodian	124,946
Broker fees and charges on short sales	84,125
Transfer agent (See Note 3)	80,189
Professional fees	54,139
Distribution/Service—Class A (See Note 3)	16,935
Distribution/Service—Investor Class (See Note 3)	3,701
Distribution/Service—Class C (See Note 3)	32,800
Registration	30,939
Shareholder communication	16,028
Dividends on investments sold short	4,680
Trustees	2,948
Insurance	1,318
Miscellaneous	13,170
Total expenses before waiver/reimbursement	1,712,718
Expense waiver/reimbursement from Manager (See Note 3)	(19,422)
Net expenses	1,693,296
Net investment income (loss)	923,002
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	56,815,786
Investments sold short	294,283
Swap transactions	(7,912,467)
Foreign currency transactions	504,995
Net realized gain (loss)	49,702,597
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,345,387
Investments sold short	(286,961)
Swap contracts	(726,892)
Translation of other assets and liabilities in foreign currencies	26,862
Net change in unrealized appreciation (depreciation)	10,358,396
Net realized and unrealized gain (loss)	60,060,993
Net increase (decrease) in net assets resulting from operations	$60,983,995
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC International Research Equity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 923,002	$ 3,119,928
Net realized gain (loss)	49,702,597	(12,440,054)
Net change in unrealized appreciation (depreciation)	10,358,396	(18,021,169)
Net increase (decrease) in net assets resulting from operations	60,983,995	(27,341,295)
Distributions to shareholders:
Class A	(251,503)	(1,739,689)
Investor Class	(51,029)	(339,120)
Class C	(47,871)	(1,169,574)
Class I	(5,460,954)	(26,566,143)
Total distributions to shareholders	(5,811,357)	(29,814,526)
Capital share transactions:
Net proceeds from sales of shares	9,074,102	20,103,256
Net asset value of shares issued to shareholder in reinvestment of distributions	5,762,226	29,446,340
Cost of shares redeemed	(78,076,963)	(59,690,310)
Increase (decrease) in net assets derived from capital share transactions	(63,240,635)	(10,140,714)
Net increase (decrease) in net assets	(8,067,997)	(67,296,535)
Net Assets
Beginning of period	251,432,617	318,729,152
End of period	$243,364,620	$251,432,617
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.40	$ 7.77	$ 7.93	$ 9.58	$ 8.06	$ 8.36
Net investment income (loss)	0.02(a)	0.06(a)	0.15(a)	0.13	0.02	0.11
Net realized and unrealized gain (loss) on investments	1.64	(0.70)	0.10	(1.63)	1.73	(0.35)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00‡	(0.00)‡	(0.00)‡	0.00‡	(0.00)‡
Total from investment operations	1.67	(0.64)	0.25	(1.50)	1.75	(0.24)
Less distributions:
From net investment income	(0.14)	(0.73)	(0.41)	(0.15)	(0.23)	(0.06)
Net asset value at end of period	$ 7.93	$ 6.40	$ 7.77	$ 7.93	$ 9.58	$ 8.06
Total investment return (b)	26.27%	(9.21)%	3.83%	(15.94)% (c)	22.36%	(2.85)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%††	0.89%	2.04%	1.37%	0.24%	1.37% (d)
Net expenses (e)(f)	1.55%††	1.63%	1.75%	1.78%	3.22%	3.33%
Expenses (before waiver/reimbursement) (e)(f)	1.55%††	1.63%	1.75%	1.78%	3.22%	3.33%
Portfolio turnover rate	88%	136%	182%	223%	179%	137%
Net assets at end of period (in 000’s)	$ 14,505	$ 12,373	$ 19,557	$ 31,870	$ 55,580	$ 98,856

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.48%	0.07%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%
October 31, 2018	1.65%	0.13%
October 31, 2017	1.56%	1.66%
October 31, 2016	1.53% (g)	1.78%

(g)	Without the custody fee reimbursement, net expenses would have been 1.55%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.36	$ 7.73	$ 7.90	$ 9.54	$ 8.02	$ 8.33
Net investment income (loss)	0.00‡ (a)	0.04(a)	0.15(a)	0.12	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.64	(0.70)	0.08	(1.62)	1.70	(0.34)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00‡	(0.00)‡	(0.00)‡	0.00‡	(0.00)‡
Total from investment operations	1.65	(0.66)	0.23	(1.50)	1.74	(0.25)
Less distributions:
From net investment income	(0.12)	(0.71)	(0.40)	(0.14)	(0.22)	(0.06)
Net asset value at end of period	$ 7.89	$ 6.36	$ 7.73	$ 7.90	$ 9.54	$ 8.02
Total investment return (b)	26.14%	(9.47)%	3.54%	(15.97)% (c)	22.29%	(3.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%††	0.66%	2.00%	1.29%	0.43%	1.19% (d)
Net expenses (e)(f)	1.86%††	1.89%	1.93%	1.88%	3.34%	3.54%
Expenses (before waiver/reimbursement) (e)(f)	1.87%††	1.89%	1.93%	1.88%	3.34%	3.54%
Portfolio turnover rate	88%	136%	182%	223%	179%	137%
Net assets at end of period (in 000’s)	$ 2,736	$ 2,731	$ 3,690	$ 3,407	$ 4,294	$ 5,755

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.79%	0.07%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%
October 31, 2018	1.75%	0.13%
October 31, 2017	1.65%	1.66%
October 31, 2016	1.68% (g)	1.78%

(g)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.16	$ 7.49	$ 7.63	$ 9.23	$ 7.75	$ 8.08
Net investment income (loss)	(0.01) (a)	(0.01) (a)	0.08(a)	0.05	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	1.58	(0.68)	0.10	(1.57)	1.64	(0.34)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00‡	(0.00)‡	(0.00)‡	0.00‡	(0.00)‡
Total from investment operations	1.58	(0.69)	0.18	(1.52)	1.63	(0.31)
Less distributions:
From net investment income	(0.05)	(0.64)	(0.32)	(0.08)	(0.15)	(0.02)
Net asset value at end of period	$ 7.69	$ 6.16	$ 7.49	$ 7.63	$ 9.23	$ 7.75
Total investment return (b)	25.71%	(10.16)%	2.81%	(16.61)%	21.38%	(3.84)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41)%††	(0.22)%	1.14%	0.52%	(0.17)%	0.45% (c)
Net expenses (d)(e)	2.61%††	2.64%	2.66%	2.62%	4.06%	4.06%
Expenses (before waiver/reimbursement) (d)(e)	2.62%††	2.64%	2.66%	2.62%	4.06%	4.06%
Portfolio turnover rate	88%	136%	182%	223%	179%	137%
Net assets at end of period (in 000’s)	$ 6,244	$ 6,229	$ 14,203	$ 27,699	$ 42,231	$ 36,489

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	2.54%	0.07%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%
October 31, 2018	2.49%	0.13%
October 31, 2017	2.39%	1.64%
October 31, 2016	2.43% (f)	1.78%

(f)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.45	$ 7.83	$ 8.00	$ 9.66	$ 8.12	$ 8.42
Net investment income (loss)	0.03(a)	0.08(a)	0.17(a)	0.15	0.09	0.13
Net realized and unrealized gain (loss) on investments	1.65	(0.71)	0.10	(1.64)	1.70	(0.36)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00‡	(0.00)‡	(0.00)‡	0.00‡	(0.00)‡
Total from investment operations	1.69	(0.63)	0.27	(1.49)	1.79	(0.23)
Less distributions:
From net investment income	(0.16)	(0.75)	(0.44)	(0.17)	(0.25)	(0.07)
Net asset value at end of period	$ 7.98	$ 6.45	$ 7.83	$ 8.00	$ 9.66	$ 8.12
Total investment return (b)	26.40%	(8.98)%	4.08%	(15.72)% (c)	22.78%	(2.69)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%††	1.19%	2.20%	1.63%	0.96%	1.66% (d)
Net expenses (e)(f)	1.30%††	1.38%	1.50%	1.53%	2.93%	3.07%
Expenses (before waiver/reimbursement) (e)(f)	1.31%††	1.38%	1.50%	1.53%	2.93%	3.07%
Portfolio turnover rate	88%	136%	182%	223%	179%	137%
Net assets at end of period (in 000’s)	$ 219,880	$ 230,100	$ 281,279	$ 521,050	$ 653,051	$ 394,785

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.23%	0.07%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%
October 31, 2018	1.40%	0.13%
October 31, 2017	1.29%	1.63%
October 31, 2016	1.28% (g)	1.78%

(g)	Without the custody fee reimbursement, net expenses would have been 1.30%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (formerly known as MainStay MacKay International Opportunities Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	9/28/2007
Investor Class	2/28/2008
Class C	9/28/2007
Class I	9/28/2007
Class R6	N/A *
SIMPLE Class	N/A *

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

26	MainStay WMC International Research Equity Fund

"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are
27

Notes to Financial Statements (Unaudited) (continued)
generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities, including rights and warrants and exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current

28	MainStay WMC International Research Equity Fund

interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a
29

Notes to Financial Statements (Unaudited) (continued)
receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund's current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Sold Short.  During the six-month period ended April 30, 2021, the Fund engaged in sales of securities it did not own ("short sales") as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds

30	MainStay WMC International Research Equity Fund

originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of April 30, 2021, the securities sold short are shown in the Portfolio of Investments.
(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(L) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2021 are shown in the Portfolio of Investments.
(M) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(O) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight
31

Notes to Financial Statements (Unaudited) (continued)
Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(P) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Fund's holdings. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Liability Derivatives	Equity Contracts Risk	Total
OTC Swap Contracts - Unrealized depreciation on OTC swap contracts	$(7,355)	$(7,355)
Total Fair Value	$(7,355)	$(7,355)
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(7,912,467)	$(7,912,467)
Total Net Realized Gain (Loss)	$(7,912,467)	$(7,912,467)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Swap Contracts	$(726,892)	$(726,892)
Total Net Change in Unrealized Appreciation (Depreciation)	$(726,892)	$(726,892)

Average Notional Amount	Total
Swap Contracts Long	$ 49,363,306
Swap Contracts Short	$(21,465,752)
Forward Contracts Short	$ (114,645)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.

32	MainStay WMC International Research Equity Fund

Effective March 5, 2021, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of average daily net assets of the Fund. During the six-month period ended April 30, 2021, the effective management fee rate was 0.99%.
Prior to March 5, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.85% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Effective March 5, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.86% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,246,800 and waived fees and/or reimbursed expenses in the amount of $19,422 and paid the Subadvisor fees in the amount of $599,491.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $1,283 and $337, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the six-month period ended April 30, 2021, of $107.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account
33

Notes to Financial Statements (Unaudited) (continued)
fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 3,554	$—
Investor Class	5,271	—
Class C	11,673	—
Class I	59,691	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,027	$ 121,758	$ (124,792)	$ —	$ —	$ 993	$ —(a)	$ —	993

(a)	Less than $500.

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$230,530,286	$19,431,226	$(5,633,867)	$13,797,359
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $140,897,993 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$124,851	$16,047
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$29,814,526
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $23,881 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with
34	MainStay WMC International Research Equity Fund

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $204,068 and $263,210, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	203,589	$ 1,556,862
Shares issued to shareholders in reinvestment of distributions	33,548	240,873
Shares redeemed	(364,100)	(2,697,580)
Net increase (decrease) in shares outstanding before conversion	(126,963)	(899,845)
Shares converted into Class A (See Note 1)	22,235	167,335
Net increase (decrease)	(104,728)	$ (732,510)
Year ended October 31, 2020:
Shares sold	304,489	$ 2,074,100
Shares issued to shareholders in reinvestment of distributions	239,794	1,709,730
Shares redeemed	(1,164,431)	(7,702,927)
Net increase (decrease) in shares outstanding before conversion	(620,148)	(3,919,097)
Shares converted into Class A (See Note 1)	43,011	270,177
Shares converted from Class A (See Note 1)	(5,617)	(32,184)
Net increase (decrease)	(582,754)	$ (3,681,104)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	13,082	$ 97,558
Shares issued to shareholders in reinvestment of distributions	7,076	50,598
Shares redeemed	(84,042)	(634,654)
Net increase (decrease) in shares outstanding before conversion	(63,884)	(486,498)
Shares converted into Investor Class (See Note 1)	2,331	17,587
Shares converted from Investor Class (See Note 1)	(20,936)	(156,545)
Net increase (decrease)	(82,489)	$ (625,456)
Year ended October 31, 2020:
Shares sold	54,587	$ 368,340
Shares issued to shareholders in reinvestment of distributions	47,308	336,357
Shares redeemed	(111,252)	(742,902)
Net increase (decrease) in shares outstanding before conversion	(9,357)	(38,205)
Shares converted into Investor Class (See Note 1)	4,407	26,427
Shares converted from Investor Class (See Note 1)	(42,961)	(268,699)
Net increase (decrease)	(47,911)	$ (280,477)

35

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	4,719	$ 34,591
Shares issued to shareholders in reinvestment of distributions	6,756	47,223
Shares redeemed	(206,452)	(1,501,538)
Net increase (decrease) in shares outstanding before conversion	(194,977)	(1,419,724)
Shares converted from Class C (See Note 1)	(3,841)	(28,377)
Net increase (decrease)	(198,818)	$ (1,448,101)
Year ended October 31, 2020:
Shares sold	82,424	$ 592,715
Shares issued to shareholders in reinvestment of distributions	161,472	1,118,998
Shares redeemed	(1,126,164)	(7,264,586)
Net increase (decrease) in shares outstanding before conversion	(882,268)	(5,552,873)
Shares converted from Class C (See Note 1)	(2,120)	(13,261)
Net increase (decrease)	(884,388)	$ (5,566,134)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	966,872	$ 7,385,091
Shares issued to shareholders in reinvestment of distributions	751,182	5,423,532
Shares redeemed	(9,853,500)	(73,243,191)
Net increase (decrease)	(8,135,446)	$(60,434,568)
Year ended October 31, 2020:
Shares sold	2,542,984	$ 17,068,101
Shares issued to shareholders in reinvestment of distributions	3,665,446	26,281,255
Shares redeemed	(6,441,307)	(43,979,895)
Net increase (decrease) in shares outstanding before conversion	(232,877)	(630,539)
Shares converted into Class I (See Note 1)	3,045	17,540
Net increase (decrease)	(229,832)	$ (612,999)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay WMC International Research Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC International Research Equity Fund (formerly known as the MainStay MacKay International Opportunities Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of

37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York
Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

38	MainStay WMC International Research Equity Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three- and five-year periods ended July 31, 2020, and performed favorably relative to its peer funds for the one- and ten-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the

40	MainStay WMC International Research Equity Fund

various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
41

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay WMC International Research Equity Fund (formerly known as the MainStay MacKay International Opportunities Fund) (“Fund”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Fund, to approve the New Subadvisory Agreement, to approve the related changes to the Fund’s principal investment strategies, name and investment process, to approve the reduction of the contractual management fee for the Fund and to approve the establishment of a new expense limitation agreement for Class I shares of the Fund (the “Repositioning”), all effective on or about March 5, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

42	MainStay WMC International Research Equity Fund

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Fund specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction and risk management processes;
•	experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.
The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Fund.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial
43

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
position for Wellington to be able to provide high-quality services to the Fund. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Fund and proposed an expense limitation agreement for Class I shares of the Fund.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Fund.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

44	MainStay WMC International Research Equity Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
46	MainStay WMC International Research Equity Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737581MS071-21	MSWIRE10-06/21
(NYLIM) NL530

MainStay WMC Small Companies Fund
(formerly known as MainStay MacKay Small Cap Core Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021[1]
Class	Sales Charge		Inception Date[2]	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/2/2004	36.95%	58.53%	8.96%	8.22%	1.25%
		Excluding sales charges		44.92	67.76	10.20	8.84	1.25
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	37.52	58.08	8.66	7.92	1.70
		Excluding sales charges		44.76	67.28	9.90	8.53	1.70
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1/2/2004	39.22	61.02	8.79	7.72	2.45
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		44.22	66.02	9.08	7.72	2.45
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	43.19	65.00	9.07	7.71	2.45
	if Redeemed Within One Year of Purchase	Excluding sales charges		44.19	66.00	9.07	7.71	2.45
Class I Shares	No Sales Charge		1/12/1987	45.13	68.12	10.47	9.11	1.00
Class R1 Shares	No Sales Charge		7/31/2012	45.00	67.99	10.36	11.31	1.10
Class R2 Shares	No Sales Charge		7/31/2012	44.84	67.56	10.08	11.03	1.35
Class R3 Shares	No Sales Charge		2/29/2016	44.70	67.13	9.80	11.10	1.60

1.	The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.
2.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2000® Index[1]	48.06%	74.91%	16.48%	11.63%
Morningstar Small Blend Category Average[2]	48.62	71.22	13.52	9.98

1.	The Fund has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,449.20	$ 7.35	$1,018.79	$ 6.06	1.21%
Investor Class Shares	$1,000.00	$1,447.60	$ 9.04	$1,017.41	$ 7.45	1.49%
Class B Shares	$1,000.00	$1,442.20	$13.56	$1,013.69	$11.18	2.24%
Class C Shares	$1,000.00	$1,441.90	$13.56	$1,013.69	$11.18	2.24%
Class I Shares	$1,000.00	$1,451.30	$ 5.83	$1,020.03	$ 4.81	0.96%
Class R1 Shares	$1,000.00	$1,450.00	$ 6.44	$1,019.54	$ 5.31	1.06%
Class R2 Shares	$1,000.00	$1,448.40	$ 7.95	$1,018.30	$ 6.56	1.31%
Class R3 Shares	$1,000.00	$1,447.00	$ 9.46	$1,017.06	$ 7.80	1.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Biotechnology	9.6%
Software	9.1
Household Durables	6.9
Building Products	5.5
Banks	5.0
Health Care Equipment & Supplies	4.4
Thrifts & Mortgage Finance	4.3
Auto Components	3.6
Machinery	3.4
Equity Real Estate Investment Trusts	3.2
Chemicals	3.1
Electronic Equipment, Instruments & Components	2.9
Capital Markets	2.8
Consumer Finance	2.7
Energy Equipment & Services	2.6
Food Products	2.5
Trading Companies & Distributors	2.2
Internet & Direct Marketing Retail	2.0
Semiconductors & Semiconductor Equipment	1.8
Life Sciences Tools & Services	1.7%
Gas Utilities	1.7
Construction & Engineering	1.7
Marine	1.6
Media	1.5
Professional Services	1.5
Diversified Financial Services	1.5
Air Freight & Logistics	1.4
Health Care Providers & Services	1.4
Communications Equipment	1.3
Electrical Equipment	1.3
Metals & Mining	1.2
Real Estate Management & Development	1.2
Exchange–Traded Fund	0.7
Diversified Telecommunication Services	0.0‡
Short–Term Investments	5.0
Other Assets, Less Liabilities	–2.3
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Boise Cascade Co.
2.	Quotient Technology, Inc.
3.	Astec Industries, Inc.
4.	Dana, Inc.
5.	Insteel Industries, Inc.
6.	GoPro, Inc., Class A
7.	JELD-WEN Holding, Inc.
8.	Tower Semiconductor Ltd.
9.	Agilysys, Inc.
10.	Cloudera, Inc.

8	MainStay WMC Small Companies Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio manager Peter W. Carpi, CFA, of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Small Companies Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of WMC Small Companies Fund returned 45.13%, underperforming the 48.06% return of the Fund’s primary benchmark, the Russell 2000® Index. Over the same period, Class I shares also underperformed the 48.62% return of the Morningstar Small Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name; and (iii) modifying the Fund’s principal investment strategies and investment process. For more information on these and other changes, refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, adverse stock selection undermined returns relative to the Russell 2000® Index. In terms of stock selection model efficacy, the combination of signals used by the quantitative stock selection model was not rewarded due mostly to weakness in valuation and sentiment measures.
Wellington
During the time Wellington managed the Fund, security selection and sector allocation were responsible for the Fund’s underperformance relative to the Russell 2000® Index. Weak selection in the energy, materials and information technology sectors was partially offset by positive selection in the consumer discretionary and industrials sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from returns. The Fund’s overweight exposure to the information technology and energy sectors weighed on relative returns but was partially offset by the positive impact of the Fund’s underweight exposure to health care.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Fund, the strongest positive contributions to the Fund’s performance relative to the Russell 2000® Index came from the financials, information technology and utilities sectors. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary, health care and industrials sectors were the weakest contributors to relative performance.
Wellington
During the time Wellington managed the Fund, the industrials, consumer discretionary and communication services sectors provided the strongest positive contributions to relative performance. Over the same period, the energy, information technology and materials sectors detracted most significantly from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included electrical component & equipment maker Plug Power, biotechnology company Novavax and electrical component & equipment maker Atkore. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were movie and entertainment company AMC Entertainment Holdings, apparel retailer Express and biotechnology firm Arena Pharmaceuticals.
Wellington
During the time Wellington managed the Fund, the individual stocks that detracted most significantly from absolute performance were industrial drilling contractor Nabors Industries and biotechnology company Odonate Therapeutics. The share price of Nabors fell from earlier highs as uncertainty regarding the company’s capital deployment decisions—and their impact on the bottom line—weighed on shares. Management stated a focus on debt repayment to reflect an improving operating environment. The Fund continued to hold a position in Nabors at the end of the reporting period. Odonate Therapeutics’ shares declined as the company announced the discontinuation of the development of

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Tesetaxel, a drug candidate for the treatment of metastatic breast cancer. The company determined that U.S. Food and Drug Administration (FDA) approval was unlikely based on the FDA’s feedback that the drug’s risk of toxicity did not outweigh the benefit. We eliminated the position in Odonate Therapeutics from the Fund.
The Fund’s top two contributors to absolute performance during the same period were integrated wood products manufacturer and building materials distributor Boise Cascade, and wearable camera manufacturer GoPro. The share price of Boise Cascade rose as the company benefited from tight industry conditions. While total volumes were down, margins rose as the imbalance of demand for building materials continued to drive pricing higher. The share price of GoPro rose as the company introduced a rebranded, subscription-based mobile app with powerful video and photo editing capabilities, named Quik, in an effort to expand their application’s addressable market beyond GoPro camera owners. Both positions were still held in the Fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in staffing and employment services provider Upwork, while its largest increased position size was in Plug Power, mentioned above. During the same period, the Fund exited its full position in heart medication specialist MyoKardia, while its most significantly reduced position size was in engineering and construction firm TopBuild.
Wellington
During the time Wellington managed the Fund, the Fund initiated positions in Enova International, a financial technology company offering artificial intelligence and machine learning lending solutions, and Veritone, a cloud-based artificial intelligence media technology company. During the same period, the Fund eliminated positions in Kulicke & Soffa Industries, a capital equipment manufacturer, and B. Riley Financial, a diversified financial company.
How did the Fund’s sector and/or country weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund's largest increases in sector exposures relative to the Russell 2000® Index were in the financials and utilities sectors. Conversely, the Fund's largest decreases in benchmark-relative sector exposures were in the health care and information technology sectors.
Wellington
Wellington seeks to keep the Fund’s sector and industry exposures close to those of the Russell 2000® Index so that stock selection drives returns. Changes in sector and industry exposures tend to be modest. The largest increases in active weight during the time Wellington managed the Fund were in the industrials, real estate and materials sectors, while the largest decrease was within the information technology sector.
How was the Fund positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Fund, the Fund held overweight exposure relative to the Russell 2000® Index in the consumer discretionary and information technology sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the real estate and materials sectors.
Wellington
As of April 30, 2021, the Fund’s largest overweight exposures relative to the Russell 2000® Index were in the information technology and industrials sectors. As of the same date, the Fund’s most significantly underweight exposures were to the consumer discretionary and real estate sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Small Companies Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 96.6%
Air Freight & Logistics 1.4%
Hub Group, Inc., Class A (a)	82,446	$ 5,418,351
Auto Components 3.6%
Dana, Inc.	296,807	7,509,217
Gentherm, Inc. (a)	92,348	6,575,178
		14,084,395
Banks 5.0%
Allegiance Bancshares, Inc.	90,290	3,575,484
First Midwest Bancorp, Inc.	186,319	3,907,110
OceanFirst Financial Corp.	125,058	2,858,826
United Community Banks, Inc.	134,335	4,395,441
Veritex Holdings, Inc.	138,353	4,673,564
		19,410,425
Biotechnology 9.6%
Apellis Pharmaceuticals, Inc. (a)	84,922	4,302,998
Arena Pharmaceuticals, Inc. (a)	55,151	3,785,013
Celldex Therapeutics, Inc. (a)	220,138	6,676,785
ChemoCentryx, Inc. (a)	42,400	2,049,192
Dicerna Pharmaceuticals, Inc. (a)	130,940	4,084,019
Global Blood Therapeutics, Inc. (a)	68,777	2,804,726
Kura Oncology, Inc. (a)	106,862	2,877,794
Myovant Sciences Ltd. (a)(b)	201,328	4,207,755
Sage Therapeutics, Inc. (a)	44,975	3,542,231
TCR2 Therapeutics, Inc. (a)	141,560	3,214,828
		37,545,341
Building Products 5.5%
Insteel Industries, Inc.	195,974	7,472,489
JELD-WEN Holding, Inc. (a)	245,878	7,172,261
PGT Innovations, Inc. (a)	250,247	6,589,003
		21,233,753
Capital Markets 2.8%
Hamilton Lane, Inc., Class A	57,422	5,193,820
Moelis & Co., Class A	105,168	5,708,519
		10,902,339
Chemicals 3.1%
Livent Corp. (a)	358,300	6,456,566
Minerals Technologies, Inc.	71,287	5,570,366
		12,026,932
Communications Equipment 1.3%
Harmonic, Inc. (a)	667,416	5,219,193
	Shares	Value

Construction & Engineering 1.7%
Badger Daylighting Ltd. (b)	191,405	$ 6,474,897
Consumer Finance 2.7%
Enova International, Inc. (a)	175,849	6,021,070
PRA Group, Inc. (a)	117,508	4,427,701
		10,448,771
Diversified Financial Services 1.5%
ECN Capital Corp.	888,172	5,954,145
Diversified Telecommunication Services 0.0% ‡
CONTRA BMTECHNOLOGIES (a)	7,029	68,955
Electrical Equipment 1.3%
EnerSys	53,864	4,932,865
Electronic Equipment, Instruments & Components 2.9%
FARO Technologies, Inc. (a)	74,352	5,639,228
Knowles Corp. (a)	273,527	5,716,714
		11,355,942
Energy Equipment & Services 2.6%
DMC Global, Inc. (a)	94,039	5,078,106
Nabors Industries Ltd.	62,142	5,024,181
		10,102,287
Equity Real Estate Investment Trusts 3.2%
Acadia Realty Trust	313,824	6,555,783
Uniti Group, Inc.	499,900	5,698,860
		12,254,643
Food Products 2.5%
Calavo Growers, Inc.	56,759	4,434,581
Hostess Brands, Inc. (a)	357,110	5,460,212
		9,894,793
Gas Utilities 1.7%
New Jersey Resources Corp.	154,720	6,490,504
Health Care Equipment & Supplies 4.4%
Avanos Medical, Inc. (a)	114,938	4,966,471
Orthofix Medical, Inc. (a)	123,558	5,479,797
SI-BONE, Inc. (a)	184,777	6,559,584
		17,005,852
Health Care Providers & Services 1.4%
AMN Healthcare Services, Inc. (a)	67,648	5,364,486

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 6.9%
Century Communities, Inc. (a)	93,513	$ 6,914,351
GoPro, Inc., Class A (a)	657,812	7,387,229
Installed Building Products, Inc.	50,834	6,844,798
Skyline Champion Corp. (a)	125,217	5,563,391
		26,709,769
Internet & Direct Marketing Retail 2.0%
Quotient Technology, Inc. (a)	482,848	7,889,736
Life Sciences Tools & Services 1.7%
Codexis, Inc. (a)	285,160	6,610,009
Machinery 3.4%
Astec Industries, Inc.	100,911	7,569,334
Lydall, Inc. (a)	153,049	5,639,856
		13,209,190
Marine 1.6%
Kirby Corp. (a)	94,688	6,031,626
Media 1.5%
Cardlytics, Inc. (a)	43,651	6,003,322
Metals & Mining 1.2%
MP Materials Corp. (a)(b)	157,300	4,725,292
Professional Services 1.5%
ICF International, Inc.	65,808	5,992,476
Real Estate Management & Development 1.2%
Marcus & Millichap, Inc. (a)	132,401	4,676,403
Semiconductors & Semiconductor Equipment 1.8%
Tower Semiconductor Ltd. (a)	252,655	7,150,137
Software 9.1%
Agilysys, Inc. (a)	141,018	7,108,717
Box, Inc., Class A (a)	298,944	6,367,507
Cloudera, Inc. (a)	552,127	7,006,492
Envestnet, Inc. (a)	59,234	4,373,246
PROS Holdings, Inc. (a)	125,854	5,409,205
Veritone, Inc. (a)(b)	209,400	5,050,728
		35,315,895
	Shares	Value

Thrifts & Mortgage Finance 4.3%
Federal Agricultural Mortgage Corp., Class C	4,600	$ 473,156
MGIC Investment Corp.	432,116	6,585,448
NMI Holdings, Inc., Class A (a)	224,100	5,790,744
WSFS Financial Corp.	75,656	3,865,265
		16,714,613
Trading Companies & Distributors 2.2%
Boise Cascade Co.	127,534	8,509,068
Total Common Stocks (Cost $367,575,656)		375,726,405
Exchange-Traded Fund 0.7%
iShares Russell 2000 ETF (b)	12,279	2,761,425
Total Exchange-Traded Fund (Cost $2,365,632)		2,761,425
Short-Term Investments 5.0%
Affiliated Investment Company 2.6%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	10,184,663	10,184,663
Unaffiliated Investment Company 2.4%
BlackRock Liquidity FedFund, 0.05% (c)(d)	9,388,946	9,388,946
Total Short-Term Investments (Cost $19,573,609)		19,573,609
Total Investments (Cost $389,514,897)	102.3%	398,061,439
Other Assets, Less Liabilities	(2.3)	(8,868,795)
Net Assets	100.0%	$ 389,192,644

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $11,021,670; the total market value of collateral held by the Fund was $11,631,245. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,242,299. The Fund received cash collateral with a value of $9,388,946. (See Note 2(H))
(c)	Current yield as of April 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Small Companies Fund

Abbreviation(s):
ETF—Exchange-Traded Fund
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 375,657,450	$ 68,955	$ —	$ 375,726,405
Exchange-Traded Fund	2,761,425	—	—	2,761,425
Short-Term Investments
Affiliated Investment Company	10,184,663	—	—	10,184,663
Unaffiliated Investment Company	9,388,946	—	—	9,388,946
Total Short-Term Investments	19,573,609	—	—	19,573,609
Total Investments in Securities	$ 397,992,484	$ 68,955	$ —	$ 398,061,439

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $379,330,234) including securities on loan of $11,021,670	$387,876,776
Investment in affiliated investment companies, at value (identified cost $10,184,663)	10,184,663
Cash denominated in foreign currencies (identified cost $3,511)	3,583
Cash	27,700
Receivables:
Fund shares sold	1,042,471
Investment securities sold	918,472
Dividends and interest	7,741
Securities lending	5,082
Other assets	187,714
Total assets	400,254,202
Liabilities
Cash collateral received for securities on loan	9,388,946
Payables:
Investment securities purchased	1,105,028
Manager (See Note 3)	250,954
Transfer agent (See Note 3)	101,254
Fund shares redeemed	62,375
NYLIFE Distributors (See Note 3)	53,973
Professional fees	42,862
Shareholder communication	35,833
Custodian	16,551
Accrued expenses	3,782
Total liabilities	11,061,558
Net assets	$389,192,644
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 11,804
Additional paid-in-capital	279,075,547
279,087,351
Total distributable earnings (loss)	110,105,293
Net assets	$389,192,644
Class A
Net assets applicable to outstanding shares	$180,478,556
Shares of beneficial interest outstanding	5,506,343
Net asset value per share outstanding	$ 32.78
Maximum sales charge (5.50% of offering price)	1.91
Maximum offering price per share outstanding	$ 34.69
Investor Class
Net assets applicable to outstanding shares	$ 48,541,063
Shares of beneficial interest outstanding	1,514,818
Net asset value per share outstanding (a)	$ 32.05
Maximum sales charge (5.00% of offering price)	1.69
Maximum offering price per share outstanding	$ 33.74
Class B
Net assets applicable to outstanding shares	$ 5,197,357
Shares of beneficial interest outstanding	189,287
Net asset value and offering price per share outstanding	$ 27.46
Class C
Net assets applicable to outstanding shares	$ 4,128,719
Shares of beneficial interest outstanding	150,441
Net asset value and offering price per share outstanding	$ 27.44
Class I
Net assets applicable to outstanding shares	$150,130,558
Shares of beneficial interest outstanding	4,421,198
Net asset value and offering price per share outstanding	$ 33.96
Class R1
Net assets applicable to outstanding shares	$ 63,867
Shares of beneficial interest outstanding	1,889
Net asset value and offering price per share outstanding (a)	$ 33.80
Class R2
Net assets applicable to outstanding shares	$ 128,258
Shares of beneficial interest outstanding	3,935
Net asset value and offering price per share outstanding	$ 32.59
Class R3
Net assets applicable to outstanding shares	$ 524,266
Shares of beneficial interest outstanding	16,212
Net asset value and offering price per share outstanding	$ 32.34

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Small Companies Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $11,352)	$ 1,867,423
Securities lending	66,800
Dividends-affiliated	153
Total income	1,934,376
Expenses
Manager (See Note 3)	1,452,574
Distribution/Service—Class A (See Note 3)	195,675
Distribution/Service—Investor Class (See Note 3)	61,304
Distribution/Service—Class B (See Note 3)	26,123
Distribution/Service—Class C (See Note 3)	19,720
Distribution/Service—Class R2 (See Note 3)	145
Distribution/Service—Class R3 (See Note 3)	1,177
Transfer agent (See Note 3)	260,943
Professional fees	61,513
Registration	51,985
Custodian	32,533
Shareholder communication	28,305
Trustees	3,258
Insurance	1,330
Shareholder service (See Note 3)	323
Miscellaneous	8,776
Total expenses before waiver/reimbursement	2,205,684
Expense waiver/reimbursement from Manager (See Note 3)	(68,669)
Net expenses	2,137,015
Net investment income (loss)	(202,639)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	137,713,156
Foreign currency transactions	(33,258)
Net realized gain (loss)	137,679,898
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(9,836,046)
Translation of other assets and liabilities in foreign currencies	70
Net change in unrealized appreciation (depreciation)	(9,835,976)
Net realized and unrealized gain (loss)	127,843,922
Net increase (decrease) in net assets resulting from operations	$127,641,283

(a)	Includes transition cost of $20,816.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (202,639)	$ (825,725)
Net realized gain (loss)	137,679,898	(31,360,140)
Net change in unrealized appreciation (depreciation)	(9,835,976)	5,309,960
Net increase (decrease) in net assets resulting from operations	127,641,283	(26,875,905)
Distributions to shareholders:
Class A	—	(282,121)
Investor Class	—	(788)
Class I	—	(535,257)
Class R1	—	(203)
Class R2	—	(155)
	—	(818,524)
Distributions to shareholders from return of capital:
Class A	—	(112,552)
Investor Class	—	(315)
Class I	—	(213,538)
Class R1	—	(81)
Class R2	—	(62)
	—	(326,548)
Total distributions to shareholders	—	(1,145,072)
Capital share transactions:
Net proceeds from sales of shares	22,138,983	19,857,172
Net asset value of shares issued to shareholder in reinvestment of distributions	—	1,124,044
Cost of shares redeemed	(52,776,017)	(51,616,882)
Increase (decrease) in net assets derived from capital share transactions	(30,637,034)	(30,635,666)
Net increase (decrease) in net assets	97,004,249	(58,656,643)
Net Assets
Beginning of period	292,188,395	350,845,038
End of period	$389,192,644	$292,188,395
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 22.62	$ 24.59	$ 28.34	$ 31.91	$ 26.45	$ 26.35
Net investment income (loss) (a)	(0.03)	(0.07)	0.07	0.06	0.03	0.22
Net realized and unrealized gain (loss) on investments	10.19	(1.83)	0.24	(0.98)	5.54	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	10.16	(1.90)	0.31	(0.92)	5.57	0.13
Less distributions:
From net investment income	—	(0.05)	(0.05)	—	(0.11)	(0.03)
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Return of capital	—	(0.02)	—	—	—	—
Total distributions	—	(0.07)	(4.06)	(2.65)	(0.11)	(0.03)
Net asset value at end of period	$ 32.78	$ 22.62	$ 24.59	$ 28.34	$ 31.91	$ 26.45
Total investment return (b)	44.92%	(7.76)%	1.41%	(3.48)%	21.09%	0.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17)%††	(0.30)%	0.27%	0.19%	0.10%	0.85%
Net expenses (c)	1.21%††	1.25%	1.25%	1.23%	1.24%	1.25%
Expenses (before waiver/reimbursement) (c)	1.23%††	—%	—%	—%	—%	—%
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 180,479	$ 115,403	$ 141,548	$ 155,636	$ 163,350	$ 114,041

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 22.14	$ 24.07	$ 27.85	$ 31.48	$ 26.09	$ 26.05
Net investment income (loss) (a)	(0.06)	(0.13)	(0.01)	(0.02)	(0.05)	0.14
Net realized and unrealized gain (loss) on investments	9.97	(1.80)	0.24	(0.96)	5.48	(0.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	9.91	(1.93)	0.23	(0.98)	5.43	0.04
Less distributions:
From net investment income	—	(0.00)‡	—	—	(0.04)	—
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	—	(0.00)‡	(4.01)	(2.65)	(0.04)	—
Net asset value at end of period	$ 32.05	$ 22.14	$ 24.07	$ 27.85	$ 31.48	$ 26.09
Total investment return (b)	44.76%	(8.02)%	1.09%	(3.74)%	20.82%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40)%††	(0.57)%	(0.05)%	(0.06)%	(0.16)%	0.57% (c)
Net expenses (d)	1.49%††	1.52%	1.55%	1.49%	1.50%	1.52% (e)
Expenses (before waiver/reimbursement) (d)	1.65%††	1.70%	1.64%	1.56%	1.50%	1.52% (e)
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 48,541	$ 41,547	$ 49,342	$ 48,569	$ 57,488	$ 79,614

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 19.04	$ 20.86	$ 24.83	$ 28.54	$ 23.80	$ 23.94
Net investment income (loss) (a)	(0.14)	(0.25)	(0.16)	(0.22)	(0.23)	(0.03)
Net realized and unrealized gain (loss) on investments	8.56	(1.57)	0.20	(0.84)	4.97	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	8.42	(1.82)	0.04	(1.06)	4.74	(0.14)
Less distributions:
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Net asset value at end of period	$ 27.46	$ 19.04	$ 20.86	$ 24.83	$ 28.54	$ 23.80
Total investment return (b)	44.22%	(8.72)%	0.35%	(4.46)%	19.92%	(0.58)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.15)%††	(1.30)%	(0.74)%	(0.80)%	(0.86)%	(0.15)% (c)
Net expenses (d)	2.24%††	2.27%	2.30%	2.24%	2.25%	2.27% (e)
Expenses (before waiver/reimbursement) (d)	2.40%††	2.45%	2.39%	2.31%	2.25%	2.27% (e)
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 5,197	$ 4,447	$ 7,442	$ 10,698	$ 15,188	$ 17,670

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 19.03	$ 20.84	$ 24.81	$ 28.52	$ 23.79	$ 23.93
Net investment income (loss) (a)	(0.14)	(0.25)	(0.13)	(0.22)	(0.24)	(0.04)
Net realized and unrealized gain (loss) on investments	8.55	(1.56)	0.17	(0.84)	4.97	(0.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	8.41	(1.81)	0.04	(1.06)	4.73	(0.14)
Less distributions:
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Net asset value at end of period	$ 27.44	$ 19.03	$ 20.84	$ 24.81	$ 28.52	$ 23.79
Total investment return (b)	44.19%	(8.69)%	0.35%	(4.47)%	19.88%	(0.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.15)%††	(1.30)%	(0.60)%	(0.81)%	(0.88)%	(0.16)% (c)
Net expenses (d)	2.24%††	2.27%	2.30%	2.24%	2.25%	2.27% (e)
Expenses (before waiver/reimbursement) (d)	2.40%††	2.45%	2.39%	2.31%	2.25%	2.27% (e)
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 4,129	$ 3,201	$ 5,469	$ 14,156	$ 17,770	$ 17,921

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 23.40	$ 25.44	$ 29.19	$ 32.72	$ 27.11	$ 27.02
Net investment income (loss) (a)	0.02	(0.01)	0.17	0.14	0.11	0.29
Net realized and unrealized gain (loss) on investments	10.54	(1.90)	0.22	(1.02)	5.68	(0.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	10.56	(1.91)	0.39	(0.88)	5.79	0.19
Less distributions:
From net investment income	—	(0.09)	(0.13)	—	(0.18)	(0.10)
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Return of capital	—	(0.04)	—	—	—	—
Total distributions	—	(0.13)	(4.14)	(2.65)	(0.18)	(0.10)
Net asset value at end of period	$ 33.96	$ 23.40	$ 25.44	$ 29.19	$ 32.72	$ 27.11
Total investment return (b)	45.13%	(7.55)%	1.67%	(3.26)%	21.40%	0.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%††	(0.06)%	0.66%	0.45%	0.36%	1.10%
Net expenses (c)	0.96%††	1.00%	1.00%	0.98%	0.99%	1.00%
Expenses (before waiver/reimbursement) (c)	0.98%††	—%	—%	—%	—%	—%
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 150,131	$ 127,115	$ 146,525	$ 306,746	$ 332,900	$ 325,316

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 23.31	$ 25.34	$ 29.09	$ 32.65	$ 27.05	$ 26.96
Net investment income (loss) (a)	(0.00)‡	(0.04)	0.10	0.12	0.08	0.26
Net realized and unrealized gain (loss) on investments	10.49	(1.88)	0.26	(1.03)	5.68	(0.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	10.49	(1.92)	0.36	(0.91)	5.76	0.16
Less distributions:
From net investment income	—	(0.08)	(0.10)	—	(0.16)	(0.07)
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Return of capital	—	(0.03)	—	—	—	—
Total distributions	—	(0.11)	(4.11)	(2.65)	(0.16)	(0.07)
Net asset value at end of period	$ 33.80	$ 23.31	$ 25.34	$ 29.09	$ 32.65	$ 27.05
Total investment return (b)	45.00%	(7.62)%	1.57%	(3.36)%	21.34%	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%††	(0.18)%	0.41%	0.38%	0.25%	0.97%
Net expenses (c)	1.06%††	1.10%	1.10%	1.08%	1.09%	1.10%
Expenses (before waiver/reimbursement) (c)	1.08%††	—%	—%	—%	—%	—%
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 64	$ 44	$ 65	$ 63	$ 97	$ 85

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 22.50	$ 24.47	$ 28.21	$ 31.81	$ 26.37	$ 26.28
Net investment income (loss) (a)	(0.04)	(0.09)	0.04	0.03	(0.01)	0.19
Net realized and unrealized gain (loss) on investments	10.13	(1.83)	0.25	(0.98)	5.54	(0.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	10.09	(1.92)	0.29	(0.95)	5.53	0.09
Less distributions:
From net investment income	—	(0.04)	(0.02)	—	(0.09)	(0.00)‡
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Return of capital	—	(0.01)	—	—	—	—
Total distributions	—	(0.05)	(4.03)	(2.65)	(0.09)	(0.00)‡
Net asset value at end of period	$ 32.59	$ 22.50	$ 24.47	$ 28.21	$ 31.81	$ 26.37
Total investment return (b)	44.84%	(7.84)%	1.30%	(3.59)%	21.00%	0.34% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26)%††	(0.40)%	0.18%	0.09%	(0.03)%	0.73%
Net expenses (d)	1.31%††	1.35%	1.35%	1.33%	1.34%	1.35%
Expenses (before waiver/reimbursement) (d)	1.33%††	—%	—%	—%	—%	—%
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 128	$ 88	$ 111	$ 137	$ 137	$ 112

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 22.35	$ 24.32	$ 28.11	$ 31.78	$ 26.39	$ 23.88
Net investment income (loss) (a)	(0.08)	(0.15)	(0.04)	(0.05)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	10.07	(1.82)	0.26	(0.97)	5.55	2.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	9.99	(1.97)	0.22	(1.02)	5.45	2.51
Less distributions:
From net investment income	—	—	—	—	(0.06)	—
From net realized gain on investments	—	—	(4.01)	(2.65)	—	—
Total distributions	—	—	(4.01)	(2.65)	(0.06)	—
Net asset value at end of period	$ 32.34	$ 22.35	$ 24.32	$ 28.11	$ 31.78	$ 26.39
Total investment return (b)	44.70%	(8.10)%	1.04%	(3.83)%	20.68%	10.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.51)%††	(0.67)%	(0.15)%	(0.15)%	(0.32)%	(0.07)%†† (d)
Net expenses (e)	1.56%††	1.60%	1.60%	1.58%	1.59%	1.60%†† (f)
Expenses (before waiver/reimbursement) (e)	1.58%††	—%	—%	—%	—%	—%
Portfolio turnover rate	68%	208%	205%	92%	60%	65%
Net assets at end of period (in 000’s)	$ 524	$ 343	$ 342	$ 204	$ 181	$ 81

^	Commencement of operations.
*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.80)%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC Small Companies Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (formerly known as MainStay MacKay Small Cap Core Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Class R1	July 31, 2012
Class R2	July 31, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

25

Notes to Financial Statements (Unaudited) (continued)
"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national

26	MainStay WMC Small Companies Fund

exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment
27

Notes to Financial Statements (Unaudited) (continued)
gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

28	MainStay WMC Small Companies Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC ("MacKay") as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,452,574 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $68,669 and paid Wellington and MacKay $224,995 and $472,936, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New
York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 29
Class R2	58
Class R3	236
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $13,843 and $4,945, respectively.
29

Notes to Financial Statements (Unaudited) (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $4,026, $1,552 and $129, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 59,112	$ —
Investor Class	122,870	(36,081)
Class B	13,089	(3,843)
Class C	9,882	(2,906)
Class I	55,746	—
Class R1	22	—
Class R2	44	—
Class R3	178	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 14	$ 37,937	$ (27,766)	$ —	$ —	$ 10,185	$ —(a)	$ —	10,185

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$63,867	100.0%
Class R2	62,477	48.7
Class R3	43,080	8.2
30	MainStay WMC Small Companies Fund

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$394,717,413	$28,895,109	$(15,232,703)	$13,662,406
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $28,988,630 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$28,329	$660
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 818,524
Return of Capital	326,548
Total	$1,145,072
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $3,595 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $240,316 and $265,638, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
31

Notes to Financial Statements (Unaudited) (continued)
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	464,625	$ 14,624,764
Shares redeemed	(423,869)	(12,762,497)
Net increase (decrease) in shares outstanding before conversion	40,756	1,862,267
Shares converted into Class A (See Note 1)	362,757	10,753,941
Net increase (decrease)	403,513	$ 12,616,208
Year ended October 31, 2020:
Shares sold	419,388	$ 9,148,407
Shares issued to shareholders in reinvestment of distributions	15,292	386,723
Shares redeemed	(1,188,798)	(26,796,187)
Net increase (decrease) in shares outstanding before conversion	(754,118)	(17,261,057)
Shares converted into Class A (See Note 1)	129,031	3,002,869
Shares converted from Class A (See Note 1)	(28,861)	(553,897)
Net increase (decrease)	(653,948)	$(14,812,085)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	57,497	$ 1,731,286
Shares redeemed	(83,501)	(2,438,357)
Net increase (decrease) in shares outstanding before conversion	(26,004)	(707,071)
Shares converted into Investor Class (See Note 1)	15,354	474,926
Shares converted from Investor Class (See Note 1)	(351,211)	(10,166,918)
Net increase (decrease)	(361,861)	$(10,399,063)
Year ended October 31, 2020:
Shares sold	111,230	$ 2,363,416
Shares issued to shareholders in reinvestment of distributions	13	523
Shares redeemed	(222,057)	(4,907,783)
Net increase (decrease) in shares outstanding before conversion	(110,814)	(2,543,844)
Shares converted into Investor Class (See Note 1)	37,113	770,934
Shares converted from Investor Class (See Note 1)	(99,326)	(2,314,940)
Net increase (decrease)	(173,027)	$ (4,087,850)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,112	$ 55,676
Shares redeemed	(18,683)	(468,337)
Net increase (decrease) in shares outstanding before conversion	(16,571)	(412,661)
Shares converted from Class B (See Note 1)	(27,696)	(703,349)
Net increase (decrease)	(44,267)	$ (1,116,010)
Year ended October 31, 2020:
Shares sold	2,350	$ 43,292
Shares redeemed	(63,078)	(1,203,362)
Net increase (decrease) in shares outstanding before conversion	(60,728)	(1,160,070)
Shares converted from Class B (See Note 1)	(62,534)	(1,153,862)
Net increase (decrease)	(123,262)	$ (2,313,932)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	26,749	$ 709,547
Shares redeemed	(31,549)	(804,222)
Net increase (decrease) in shares outstanding before conversion	(4,800)	(94,675)
Shares converted from Class C (See Note 1)	(12,973)	(358,600)
Net increase (decrease)	(17,773)	$ (453,275)
Year ended October 31, 2020:
Shares sold	19,589	$ 345,692
Shares redeemed	(105,175)	(1,949,802)
Net increase (decrease) in shares outstanding before conversion	(85,586)	(1,604,110)
Shares converted from Class C (See Note 1)	(8,584)	(155,033)
Net increase (decrease)	(94,170)	$ (1,759,143)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	151,888	$ 4,987,421
Shares redeemed	(1,162,771)	(36,297,595)
Net increase (decrease)	(1,010,883)	$(31,310,174)
Year ended October 31, 2020:
Shares sold	314,190	$ 7,865,459
Shares issued to shareholders in reinvestment of distributions	28,199	736,297
Shares redeemed	(690,650)	(16,663,151)
Net increase (decrease) in shares outstanding before conversion	(348,261)	(8,061,395)
Shares converted into Class I (See Note 1)	20,359	403,929
Net increase (decrease)	(327,902)	$ (7,657,466)

32	MainStay WMC Small Companies Fund

Class R1(a)	Shares	Amount
Year ended October 31, 2020:
Shares sold	29	$ 650
Shares issued to shareholders in reinvestment of distributions	11	284
Shares redeemed	(705)	(15,558)
Net increase (decrease)	(665)	$ (14,624)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	46	$ 1,389
Shares redeemed	(1)	(29)
Net increase (decrease)	45	$ 1,360
Year ended October 31, 2020:
Shares sold	151	$ 3,457
Shares issued to shareholders in reinvestment of distributions	9	217
Shares redeemed	(826)	(20,394)
Net increase (decrease)	(666)	$ (16,720)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,027	$ 28,900
Shares redeemed	(165)	(4,980)
Net increase (decrease)	862	$ 23,920
Year ended October 31, 2020:
Shares sold	3,989	$ 86,799
Shares redeemed	(2,718)	(60,645)
Net increase (decrease)	1,271	$ 26,154

(a)	No activity during the period ended April 30, 2021.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of
COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Small Companies Fund (formerly known as the MainStay MacKay Small Cap Core Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

34	MainStay WMC Small Companies Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its

36	MainStay WMC Small Companies Fund

affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay WMC Small Companies Fund

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay WMC Small Companies Fund (formerly known as the MainStay MacKay Small Cap Core Fund) (“Fund”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Fund, to approve the New Subadvisory Agreement and to approve the related changes to the Fund’s principal investment strategies, name and investment process (the “Repositioning”), all effective on or about March 5, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.

39

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Fund specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction and risk management processes;
•	experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.
The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Fund.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Fund.

40	MainStay WMC Small Companies Fund

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Fund.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.
41

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
42	MainStay WMC Small Companies Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
43

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1736841MS071-21	MSWSC10-06/21
(NYLIM) NL531

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:      July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:      July 9, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:      July 9, 2021

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.